UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4118

Fidelity Securities Fund
 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210
 (Address of principal executive offices)       (Zip code)

Scott C. Goebel, Secretary

245 Summer St.

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2013

Item 1. Reports to Stockholders

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Small Cap Growth

Fund - Class A, Class T,
Class B and Class C

Annual Report

July 31, 2013

(Fidelity Cover Art)

Class A, Class T, Class B,
and Class C are classes
of Fidelity® Small Cap
Growth Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended July 31, 2013	Past 1 year	Past 5 years	Life of fundA
Class A (incl. 5.75% sales charge)	24.59%	8.92%	9.45%
Class T (incl. 3.50% sales charge)	27.25%	9.16%	9.47%
Class B (incl. contingent deferred sales charge) B	26.25%	9.11%	9.52%
Class C (incl. contingent deferred sales charge) C	30.32%	9.41%	9.37%

A From November 3, 2004.

B Class B shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 5%, 2%, and 0%, respectively.

C Class C shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Small Cap Growth Fund - Class A on November 3, 2004, when the fund started, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Growth Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: The bull run in U.S. stocks comfortably settled into a fifth year, as major equity benchmarks ripped through records during the 12 months ending July 31, 2013. Gains were fueled by a generally improving global economy and accommodative monetary policies worldwide. The tone was positive for most of the year, based largely on stronger U.S. economic data, including employment, housing and consumer sentiment. Setting a series of new highs along the way, the broad-based S&P 500® Index rose an impressive 25.00% for the 12 months, while the blue-chip-laden Dow Jones Industrial AverageSM also moved into record territory en route to a 22.36% gain. The growth-oriented Nasdaq Composite Index® had a similarly strong run, advancing 25.15%. During the year, markets were resilient amid intermittent volatility over debt woes in Europe, the 2012 U.S. presidential election and year-end Congressional gridlock over the federal budget. In mid-to-late June, concern arose about the U.S. Federal Reserve possibly tapering its sustaining bond-buying strategy - which prompted a brief, but steep, market sell-off. However, investors' continued quest for yield and the Fed's pledge to keep buying bonds until the economy showed significant improvement overpowered the uncertainty and helped equities climb notably higher in July to close the period on a strong note.

Comments from Patrick Venanzi, Portfolio Manager of Fidelity Advisor® Small Cap Growth Fund: For the year, the fund's Class A, Class T, Class B and Class C shares rose 32.20%, 31.87%, 31.25% and 31.32%, respectively (excluding sales charges), lagging the 35.39% gain of the Russell 2000® Growth Index. I aim to buy small-cap stocks with above-average growth opportunities at reasonable prices. Along with the market, the fund did very well in absolute terms, but lagged its benchmark. Given the longer-term focus and the quality bias of my investments, the fund sometimes trails the index during the market's strongest short-term periods. The fund's cash stake of roughly 4%, on average, during the past year weighed on relative performance, and a non-index position in Mellanox Technologies, a maker of data transfer and storage products, was the biggest individual detractor. Online health insurance provider eHealth was another miss for the fund, due to untimely ownership, and I sold both Mellanox and eHealth by period end. On the plus side, specialty furniture and electronics retailer Conn's was our top relative contributor, with its stock benefiting as a proactive management team effectively revamped stores, offering higher-quality products and customer-friendly financing options.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2013 to July 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio B	Beginning Account Value February 1, 2013	Ending Account Value July 31, 2013	Expenses Paid During Period* February 1, 2013 to July 31, 2013
Class A	1.22%
Actual		$ 1,000.00	$ 1,183.60	$ 6.61
HypotheticalA		$ 1,000.00	$ 1,018.74	$ 6.11
Class T	1.48%
Actual		$ 1,000.00	$ 1,181.70	$ 8.01
HypotheticalA		$ 1,000.00	$ 1,017.46	$ 7.40
Class B	1.97%
Actual		$ 1,000.00	$ 1,178.90	$ 10.64
HypotheticalA		$ 1,000.00	$ 1,015.03	$ 9.84
Class C	1.97%
Actual		$ 1,000.00	$ 1,179.20	$ 10.64
HypotheticalA		$ 1,000.00	$ 1,015.03	$ 9.84
Small Cap Growth	.88%
Actual		$ 1,000.00	$ 1,186.20	$ 4.77
HypotheticalA		$ 1,000.00	$ 1,020.43	$ 4.41
Class F	.67%
Actual		$ 1,000.00	$ 1,187.00	$ 3.63
HypotheticalA		$ 1,000.00	$ 1,021.47	$ 3.36
Institutional Class	.90%
Actual		$ 1,000.00	$ 1,185.80	$ 4.88
HypotheticalA		$ 1,000.00	$ 1,020.33	$ 4.51

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
NIC, Inc.	1.6	0.0
Grand Canyon Education, Inc.	1.5	0.9
Aspen Technology, Inc.	1.4	1.7
InvenSense, Inc.	1.3	1.0
KAR Auction Services, Inc.	1.3	0.0
CommVault Systems, Inc.	1.3	1.5
FEI Co.	1.3	0.9
Service Corp. International	1.3	0.0
HSN, Inc.	1.3	1.7
athenahealth, Inc.	1.2	0.0
	13.5
Top Five Market Sectors as of July 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	25.8	19.2
Health Care	20.9	18.8
Industrials	17.0	15.5
Consumer Discretionary	16.0	17.2
Financials	8.4	7.3
Asset Allocation (% of fund's net assets)
As of July 31, 2013*		As of January 31, 2013**
	Stocks 97.9%		Stocks 95.5%
	Short-Term Investments and Net Other Assets (Liabilities) 2.1%		Short-Term Investments and Net Other Assets (Liabilities) 4.5%
* Foreign investments	4.0%	** Foreign investments	6.6%

Annual Report

Investments July 31, 2013

Showing Percentage of Net Assets

Common Stocks - 97.9%
	Shares	Value
CONSUMER DISCRETIONARY - 16.0%
Auto Components - 0.5%
Tenneco, Inc. (a)	250,000	$ 12,082,500
Diversified Consumer Services - 2.8%
Grand Canyon Education, Inc. (a)	987,953	33,412,570
Service Corp. International	1,510,000	28,644,700
		62,057,270
Hotels, Restaurants & Leisure - 4.4%
AFC Enterprises, Inc. (a)	400,231	14,728,501
Bloomin' Brands, Inc.	500,000	11,800,000
Jack in the Box, Inc. (a)	550,000	22,049,500
Papa John's International, Inc. (a)	300,000	20,058,000
Sonic Corp. (a)	912,000	14,017,440
Texas Roadhouse, Inc. Class A	700,000	17,108,000
		99,761,441
Household Durables - 1.0%
Jarden Corp. (a)	375,000	17,051,250
Universal Electronics, Inc. (a)	199,089	6,137,914
		23,189,164
Internet & Catalog Retail - 1.3%
HSN, Inc.	475,000	28,528,500
Leisure Equipment & Products - 1.0%
Brunswick Corp.	570,000	21,517,500
Media - 0.9%
Cinemark Holdings, Inc.	700,000	20,384,000
Specialty Retail - 1.3%
Conn's, Inc. (a)	194,947	12,597,475
Tile Shop Holdings, Inc. (a)	601,100	17,089,273
		29,686,748
Textiles, Apparel & Luxury Goods - 2.8%
G-III Apparel Group Ltd. (a)	470,000	24,186,200
Steven Madden Ltd. (a)	451,400	23,210,988
Wolverine World Wide, Inc.	250,000	14,377,500
		61,774,688
TOTAL CONSUMER DISCRETIONARY		358,981,811
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - 2.4%
Food Products - 1.8%
J&J Snack Foods Corp.	200,000	$ 15,936,000
WhiteWave Foods Co. (d)	1,347,200	25,179,168
		41,115,168
Personal Products - 0.6%
Inter Parfums, Inc.	392,925	12,958,667
TOTAL CONSUMER STAPLES		54,073,835
ENERGY - 4.9%
Energy Equipment & Services - 2.7%
Atwood Oceanics, Inc. (a)	185,000	10,422,900
Dril-Quip, Inc. (a)	170,000	15,454,700
Essential Energy Services Ltd.	2,232,100	5,650,336
Western Energy Services Corp.	1,330,000	10,825,431
Xtreme Drilling & Coil Services Corp. (a)(e)	4,100,000	14,769,740
Zedi, Inc. (a)(e)	7,178,500	4,053,675
		61,176,782
Oil, Gas & Consumable Fuels - 2.2%
EPL Oil & Gas, Inc. (a)	300,000	9,648,000
Rosetta Resources, Inc. (a)	380,000	17,331,800
Tesoro Logistics LP	150,000	8,023,500
Whitecap Resources, Inc. (d)	1,100,000	11,823,581
Whitecap Resources, Inc. rights 8/30/13 (a)	100,000	1,077,792
		47,904,673
TOTAL ENERGY		109,081,455
FINANCIALS - 8.4%
Capital Markets - 0.6%
Virtus Investment Partners, Inc. (a)	73,084	13,630,166
Commercial Banks - 2.1%
BBCN Bancorp, Inc.	1,340,000	19,577,400
City National Corp.	320,000	22,249,600
Pacific Premier Bancorp, Inc. (a)	385,000	5,016,550
		46,843,550
Insurance - 3.7%
Amerisafe, Inc.	492,900	17,611,317
FBL Financial Group, Inc. Class A	148,825	6,582,530
Primerica, Inc.	480,000	19,699,200
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Insurance - continued
ProAssurance Corp.	430,000	$ 23,017,900
StanCorp Financial Group, Inc.	300,000	15,927,000
		82,837,947
Real Estate Investment Trusts - 1.3%
Cousins Properties, Inc.	1,500,000	15,375,000
Piedmont Office Realty Trust, Inc. Class A	800,000	14,472,000
		29,847,000
Real Estate Management & Development - 0.7%
Howard Hughes Corp. (a)	145,000	15,835,450
TOTAL FINANCIALS		188,994,113
HEALTH CARE - 20.9%
Biotechnology - 8.1%
Alkermes PLC (a)	175,500	5,893,290
ARIAD Pharmaceuticals, Inc. (a)	260,000	4,830,800
Array BioPharma, Inc. (a)	1,120,000	7,459,200
Astex Pharmaceuticals, Inc. (a)	1,250,000	6,537,500
BioMarin Pharmaceutical, Inc. (a)	120,000	7,758,000
Celldex Therapeutics, Inc. (a)	600,000	12,288,000
ChemoCentryx, Inc. (a)	250,000	3,495,000
Chimerix, Inc.	250,000	5,685,000
Cubist Pharmaceuticals, Inc. (a)	194,762	12,139,515
Hyperion Therapeutics, Inc.	200,000	5,010,000
Infinity Pharmaceuticals, Inc. (a)	228,236	4,834,038
Insmed, Inc. (a)(d)	666,400	7,403,704
Isis Pharmaceuticals, Inc. (a)	447,257	12,903,364
Medivation, Inc. (a)	160,000	9,259,200
Novavax, Inc. (a)	2,100,000	5,649,000
OncoGenex Pharmaceuticals, Inc. (a)	116,487	1,138,078
Stemline Therapeutics, Inc.	154,000	4,333,560
Sunesis Pharmaceuticals, Inc. (a)(d)	1,097,300	5,574,284
Synageva BioPharma Corp. (a)	170,000	8,177,000
Synergy Pharmaceuticals, Inc. (a)(d)	800,000	3,600,000
TESARO, Inc. (a)	148,800	5,077,056
Theravance, Inc. (a)(d)	469,000	18,084,640
Threshold Pharmaceuticals, Inc. (a)	1,072,634	5,813,676
Vanda Pharmaceuticals, Inc. (a)	500,000	5,830,000
XOMA Corp. (a)(d)	2,500,000	13,575,000
		182,348,905
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Equipment & Supplies - 4.7%
Align Technology, Inc. (a)	595,798	$ 25,643,146
ICU Medical, Inc. (a)	191,000	13,692,790
NxStage Medical, Inc. (a)	272,400	3,530,304
Sirona Dental Systems, Inc. (a)	125,000	8,825,000
Steris Corp.	581,000	26,156,620
Teleflex, Inc.	189,300	15,036,099
The Spectranetics Corp. (a)	650,000	11,713,000
		104,596,959
Health Care Providers & Services - 4.1%
BioScrip, Inc. (a)	1,100,000	17,875,000
Centene Corp. (a)	330,000	18,305,100
MEDNAX, Inc. (a)	122,900	11,972,918
Molina Healthcare, Inc. (a)(d)	600,000	22,272,000
MWI Veterinary Supply, Inc. (a)	143,400	20,387,178
		90,812,196
Health Care Technology - 2.2%
athenahealth, Inc. (a)(d)	250,000	27,987,500
Medidata Solutions, Inc. (a)	233,948	21,647,208
		49,634,708
Life Sciences Tools & Services - 0.8%
Bruker BioSciences Corp. (a)	1,010,000	18,099,200
Pharmaceuticals - 1.0%
Biodelivery Sciences International, Inc. (a)(d)	1,257,084	5,430,603
Pacira Pharmaceuticals, Inc. (a)	220,000	7,464,600
ViroPharma, Inc. (a)	270,000	9,266,400
		22,161,603
TOTAL HEALTH CARE		467,653,571
INDUSTRIALS - 17.0%
Aerospace & Defense - 2.8%
Esterline Technologies Corp. (a)	150,000	12,216,000
Teledyne Technologies, Inc. (a)	305,700	24,507,969
Triumph Group, Inc.	330,000	25,891,800
		62,615,769
Airlines - 0.7%
Spirit Airlines, Inc. (a)	500,000	16,525,000
Building Products - 0.9%
A.O. Smith Corp.	480,688	19,862,028
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Commercial Services & Supplies - 1.3%
KAR Auction Services, Inc.	1,140,000	$ 29,001,600
Construction & Engineering - 1.6%
AECOM Technology Corp. (a)	300,000	10,170,000
EMCOR Group, Inc.	350,000	14,448,000
Tutor Perini Corp. (a)	554,285	10,963,757
		35,581,757
Electrical Equipment - 2.1%
EnerSys	480,000	25,401,600
Generac Holdings, Inc.	409,200	17,738,820
Preformed Line Products Co.	60,306	4,399,323
		47,539,743
Machinery - 5.4%
Actuant Corp. Class A	473,100	16,705,161
Harsco Corp.	445,000	11,463,200
Manitowoc Co., Inc.	900,000	18,477,000
Oshkosh Truck Corp. (a)	250,000	11,205,000
Standex International Corp.	301,838	17,817,497
TriMas Corp. (a)	605,298	22,414,185
Wabtec Corp.	384,600	22,329,876
		120,411,919
Professional Services - 0.0%
Nihon M&A Center, Inc.	612	40,942
Trading Companies & Distributors - 2.2%
Applied Industrial Technologies, Inc.	316,818	16,525,227
Watsco, Inc.	229,000	21,377,150
WESCO International, Inc. (a)	150,000	11,367,000
		49,269,377
TOTAL INDUSTRIALS		380,848,135
INFORMATION TECHNOLOGY - 25.8%
Communications Equipment - 0.8%
Plantronics, Inc.	380,000	17,666,200
Computers & Peripherals - 1.9%
Cray, Inc. (a)	1,032,200	23,916,074
Electronics for Imaging, Inc. (a)	670,000	20,120,100
		44,036,174
Electronic Equipment & Components - 4.6%
FEI Co.	370,000	28,656,500
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Components - continued
FLIR Systems, Inc.	600,000	$ 19,482,000
InvenSense, Inc. (a)(d)	1,720,000	30,409,600
Neonode, Inc. (a)(d)	1,617,122	12,597,380
Parametric Sound Corp. (a)(d)(e)	666,810	11,382,447
		102,527,927
Internet Software & Services - 7.8%
Angie's List, Inc. (a)(d)	1,055,703	23,246,580
Blucora, Inc. (a)	621,143	12,422,860
Cornerstone OnDemand, Inc. (a)	530,000	23,341,200
Demandware, Inc. (a)(d)	353,439	15,699,760
E2open, Inc. (d)	1,176,594	23,390,689
Move, Inc. (a)	820,000	11,389,800
NIC, Inc.	1,893,704	34,882,028
SciQuest, Inc. (a)	294,372	7,259,214
Stamps.com, Inc. (a)	570,281	22,731,401
		174,363,532
IT Services - 2.7%
Euronet Worldwide, Inc. (a)	300,000	11,043,000
EVERTEC, Inc.	600,000	14,340,000
Genpact Ltd.	1,050,000	21,409,500
Sapient Corp. (a)	1,000,000	13,710,000
		60,502,500
Semiconductors & Semiconductor Equipment - 0.8%
PDF Solutions, Inc. (a)	886,056	18,181,869
Software - 7.2%
Aspen Technology, Inc. (a)	962,200	31,309,988
CommVault Systems, Inc. (a)	340,000	28,706,200
Destiny Media Technologies, Inc. (a)	1,620,269	3,596,997
Guidewire Software, Inc. (a)	434,816	19,027,548
Interactive Intelligence Group, Inc. (a)	200,000	11,360,000
Synopsys, Inc. (a)	540,000	20,001,600
Tyler Technologies, Inc. (a)	308,725	23,037,060
Ultimate Software Group, Inc. (a)	175,000	23,677,500
		160,716,893
TOTAL INFORMATION TECHNOLOGY		577,995,095
Common Stocks - continued
	Shares	Value
MATERIALS - 2.0%
Chemicals - 0.7%
Cytec Industries, Inc.	210,000	$ 16,359,000
Containers & Packaging - 0.7%
Graphic Packaging Holding Co. (a)	1,700,000	14,620,000
Paper & Forest Products - 0.6%
P.H. Glatfelter Co.	550,000	14,558,500
TOTAL MATERIALS		45,537,500
TELECOMMUNICATION SERVICES - 0.5%
Diversified Telecommunication Services - 0.5%
inContact, Inc. (a)	1,200,000	10,176,000
TOTAL COMMON STOCKS (Cost $1,768,172,071)		2,193,341,515
Money Market Funds - 8.8%

Fidelity Cash Central Fund, 0.11% (b)	75,334,289	75,334,289
Fidelity Securities Lending Cash Central Fund, 0.12% (b)(c)	121,749,605	121,749,605
TOTAL MONEY MARKET FUNDS (Cost $197,083,894)		197,083,894
TOTAL INVESTMENT PORTFOLIO - 106.7% (Cost $1,965,255,965)		2,390,425,409
NET OTHER ASSETS (LIABILITIES) - (6.7)%		(150,019,314)
NET ASSETS - 100%		$ 2,240,406,095
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 109,835
Fidelity Securities Lending Cash Central Fund	2,002,990
Total	$ 2,112,825
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Neonode, Inc.	$ 6,969,000	$ 5,854,520	$ 5,076,631	$ -	$ -
Parametric Sound Corp.	2,428,413	5,644,334	1,370,378	-	11,382,447
Telular Corp.	4,715,000	3,371,313	10,661,344	259,000	-
US Home Systems, Inc.	6,604,750	-	8,975,299	-	-
Xtreme Drilling & Coil Services Corp. (144A)	-	178,443	201,743	-	-
Xtreme Drilling & Coil Services Corp.	6,786,658	-	-	-	14,769,740
Zedi, Inc.	3,905,172	2,997,316	1,070,631	-	4,053,675
Total	$ 31,408,993	$ 18,045,926	$ 27,356,026	$ 259,000	$ 30,205,862
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2013

Assets
Investment in securities, at value (including securities loaned of $120,973,392) - See accompanying schedule: Unaffiliated issuers (cost $1,744,211,544)	$ 2,163,135,653
Fidelity Central Funds (cost $197,083,894)	197,083,894
Other affiliated issuers (cost $23,960,527)	30,205,862
Total Investments (cost $1,965,255,965)		$ 2,390,425,409
Receivable for investments sold		35,301,694
Receivable for fund shares sold		2,852,120
Dividends receivable		415,342
Distributions receivable from Fidelity Central Funds		231,543
Other receivables		35,774
Total assets		2,429,261,882

Liabilities
Payable for investments purchased	$ 62,714,735
Payable for fund shares redeemed	2,747,629
Accrued management fee	1,207,297
Distribution and service plan fees payable	58,359
Other affiliated payables	312,392
Other payables and accrued expenses	65,770
Collateral on securities loaned, at value	121,749,605
Total liabilities		188,855,787

Net Assets		$ 2,240,406,095
Net Assets consist of:
Paid in capital		$ 1,568,067,724
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		247,173,320
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		425,165,051
Net Assets		$ 2,240,406,095

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

July 31, 2013

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($74,977,899 ÷ 3,812,892 shares)	$ 19.66

Maximum offering price per share (100/94.25 of $19.66)	$ 20.86
Class T: Net Asset Value and redemption price per share ($34,686,382 ÷ 1,789,472 shares)	$ 19.38

Maximum offering price per share (100/96.50 of $19.38)	$ 20.08
Class B: Net Asset Value and offering price per share ($3,485,507 ÷ 186,863 shares)A	$ 18.65

Class C: Net Asset Value and offering price per share ($32,755,709 ÷ 1,759,550 shares)A	$ 18.62

Small Cap Growth: Net Asset Value, offering price and redemption price per share ($1,315,659,224 ÷ 65,562,467 shares)	$ 20.07

Class F: Net Asset Value, offering price and redemption price per share ($727,683,474 ÷ 35,934,773 shares)	$ 20.25

Institutional Class: Net Asset Value, offering price and redemption price per share ($51,157,900 ÷ 2,545,203 shares)	$ 20.10

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended July 31, 2013

Investment Income
Dividends (including $259,000 earned from other affiliated issuers)		$ 17,072,216
Interest		880
Income from Fidelity Central Funds (including $2,002,990 from security lending)		2,112,825
Total income		19,185,921

Expenses
Management fee Basic fee	$ 14,065,171
Performance adjustment	(1,254,701)
Transfer agent fees	3,015,628
Distribution and service plan fees	609,395
Accounting and security lending fees	622,239
Custodian fees and expenses	73,226
Independent trustees' compensation	12,359
Registration fees	95,429
Audit	58,673
Legal	6,422
Interest	674
Miscellaneous	18,337
Total expenses before reductions	17,322,852
Expense reductions	(322,128)	17,000,724
Net investment income (loss)		2,185,197
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	326,344,850
Other affiliated issuers	925,631
Foreign currency transactions	20,901
Total net realized gain (loss)		327,291,382
Change in net unrealized appreciation (depreciation) on: Investment securities	244,672,948
Assets and liabilities in foreign currencies	6,602
Total change in net unrealized appreciation (depreciation)		244,679,550
Net gain (loss)		571,970,932
Net increase (decrease) in net assets resulting from operations		$ 574,156,129

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended July 31, 2013	Year ended July 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,185,197	$ (2,581,285)
Net realized gain (loss)	327,291,382	84,159,524
Change in net unrealized appreciation (depreciation)	244,679,550	(104,802,589)
Net increase (decrease) in net assets resulting from operations	574,156,129	(23,224,350)
Distributions to shareholders from net realized gain	(122,560,447)	(34,799,429)
Share transactions - net increase (decrease)	(58,479,174)	61,802,637
Redemption fees	117,383	255,125
Total increase (decrease) in net assets	393,233,891	4,033,983

Net Assets
Beginning of period	1,847,172,204	1,843,138,221
End of period (including accumulated net investment loss of $0 and accumulated net investment loss of $1,442,758, respectively)	$ 2,240,406,095	$ 1,847,172,204

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 15.87	$ 16.42	$ 12.66	$ 10.79	$ 13.20
Income from Investment Operations
Net investment income (loss) C	(.04)	(.07) F	(.07) G	(.07) H	(.06)
Net realized and unrealized gain (loss)	4.87	(.16)	3.84	1.94	(2.35)
Total from investment operations	4.83	(.23)	3.77	1.87	(2.41)
Distributions from net realized gain	(1.04)	(.32)	(.01) I	-	-
Redemption fees added to paid in capital C, K	-	-	-	-	-
Net asset value, end of period	$ 19.66	$ 15.87	$ 16.42	$ 12.66	$ 10.79
Total Return A, B	32.20%	(1.14)%	29.78%	17.33%	(18.26)%
Ratios to Average Net Assets D, J
Expenses before reductions	1.24%	1.35%	1.25%	1.35%	1.33%
Expenses net of fee waivers, if any	1.24%	1.35%	1.25%	1.35%	1.33%
Expenses net of all reductions	1.22%	1.34%	1.23%	1.34%	1.33%
Net investment income (loss)	(.26)%	(.49)% F	(.47)% G	(.56)% H	(.64)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 74,978	$ 59,684	$ 67,272	$ 50,620	$ 40,211
Portfolio turnover rate E	142%	150%	106%	105%	150%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.57)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.61)%.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.67)%.

I The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended July 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 15.68	$ 16.27	$ 12.57	$ 10.74	$ 13.17
Income from Investment Operations
Net investment income (loss) C	(.09)	(.11) F	(.11) G	(.10) H	(.09)
Net realized and unrealized gain (loss)	4.82	(.16)	3.81	1.93	(2.34)
Total from investment operations	4.73	(.27)	3.70	1.83	(2.43)
Distributions from net realized gain	(1.03)	(.32)	-	-	-
Redemption fees added to paid in capital C, J	-	-	-	-	-
Net asset value, end of period	$ 19.38	$ 15.68	$ 16.27	$ 12.57	$ 10.74
Total Return A, B	31.87%	(1.41)%	29.44%	17.04%	(18.45)%
Ratios to Average Net Assets D, I
Expenses before reductions	1.49%	1.61%	1.50%	1.61%	1.60%
Expenses net of fee waivers, if any	1.49%	1.61%	1.50%	1.61%	1.60%
Expenses net of all reductions	1.48%	1.60%	1.49%	1.60%	1.59%
Net investment income (loss)	(.52)%	(.74)% F	(.73)% G	(.82)% H	(.91)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 34,686	$ 27,658	$ 30,764	$ 23,930	$ 21,533
Portfolio turnover rate E	142%	150%	106%	105%	150%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.83)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.86)%.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.93)%.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 15.19	$ 15.86	$ 12.30	$ 10.57	$ 13.03
Income from Investment Operations
Net investment income (loss) C	(.16)	(.18) F	(.18) G	(.16) H	(.13)
Net realized and unrealized gain (loss)	4.64	(.17)	3.74	1.89	(2.33)
Total from investment operations	4.48	(.35)	3.56	1.73	(2.46)
Distributions from net realized gain	(1.02)	(.32)	-	-	-
Redemption fees added to paid in capital C, J	-	-	-	-	-
Net asset value, end of period	$ 18.65	$ 15.19	$ 15.86	$ 12.30	$ 10.57
Total Return A, B	31.25%	(1.96)%	28.94%	16.37%	(18.88)%
Ratios to Average Net Assets D, I
Expenses before reductions	1.99%	2.10%	2.00%	2.11%	2.08%
Expenses net of fee waivers, if any	1.99%	2.10%	2.00%	2.11%	2.08%
Expenses net of all reductions	1.97%	2.09%	1.98%	2.09%	2.08%
Net investment income (loss)	(1.01)%	(1.23)% F	(1.22)% G	(1.32)% H	(1.39)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,486	$ 4,123	$ 5,295	$ 5,142	$ 4,171
Portfolio turnover rate E	142%	150%	106%	105%	150%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.32)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.36)%.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.42)%.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 15.16	$ 15.83	$ 12.28	$ 10.55	$ 13.00
Income from Investment Operations
Net investment income (loss) C	(.16)	(.18) F	(.18) G	(.16) H	(.13)
Net realized and unrealized gain (loss)	4.64	(.17)	3.73	1.89	(2.32)
Total from investment operations	4.48	(.35)	3.55	1.73	(2.45)
Distributions from net realized gain	(1.02)	(.32)	-	-	-
Redemption fees added to paid in capital C, J	-	-	-	-	-
Net asset value, end of period	$ 18.62	$ 15.16	$ 15.83	$ 12.28	$ 10.55
Total Return A, B	31.32%	(1.96)%	28.91%	16.40%	(18.85)%
Ratios to Average Net Assets D, I
Expenses before reductions	1.99%	2.10%	2.00%	2.11%	2.08%
Expenses net of fee waivers, if any	1.99%	2.10%	2.00%	2.11%	2.08%
Expenses net of all reductions	1.97%	2.09%	1.98%	2.09%	2.07%
Net investment income (loss)	(1.01)%	(1.24)% F	(1.22)% G	(1.32)% H	(1.39)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 32,756	$ 24,683	$ 24,914	$ 18,091	$ 14,267
Portfolio turnover rate E	142%	150%	106%	105%	150%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.32)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.36)%.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.42)%.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Small Cap Growth

Years ended July 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 16.14	$ 16.65	$ 12.81	$ 10.89	$ 13.29
Income from Investment Operations
Net investment income (loss) B	.01	(.03) E	(.03) F	(.04) G	(.04)
Net realized and unrealized gain (loss)	4.98	(.16)	3.90	1.96	(2.36)
Total from investment operations	4.99	(.19)	3.87	1.92	(2.40)
Distributions from net realized gain	(1.06)	(.32)	(.03) H	-	-
Redemption fees added to paid in capital B, J	-	-	-	-	-
Net asset value, end of period	$ 20.07	$ 16.14	$ 16.65	$ 12.81	$ 10.89
Total Return A	32.74%	(.88)%	30.20%	17.63%	(18.06)%
Ratios to Average Net Assets C, I
Expenses before reductions	.90%	1.03%	.95%	1.08%	1.08%
Expenses net of fee waivers, if any	.90%	1.03%	.95%	1.08%	1.08%
Expenses net of all reductions	.88%	1.02%	.93%	1.07%	1.08%
Net investment income (loss)	.08%	(.16)% E	(.17)% F	(.29)% G	(.39)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,315,659	$ 1,166,101	$ 1,382,688	$ 1,204,818	$ 1,085,184
Portfolio turnover rate D	142%	150%	106%	105%	150%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.25)%.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.31)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.39)%.

H The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended July 31,	2013	2012	2011	2010	2009 K
Selected Per-Share Data
Net asset value, beginning of period	$ 16.26	$ 16.73	$ 12.85	$ 10.90	$ 10.03
Income from Investment Operations
Net investment income (loss) D	.05	.01 H	.01 I	- J, N	(.01)
Net realized and unrealized gain (loss)	5.02	(.16)	3.91	1.95	.88
Total from investment operations	5.07	(.15)	3.92	1.95	.87
Distributions from net realized gain	(1.08)	(.32)	(.04) L	-	-
Redemption fees added to paid in capital D, N	-	-	-	-	-
Net asset value, end of period	$ 20.25	$ 16.26	$ 16.73	$ 12.85	$ 10.90
Total Return B, C	33.00%	(.64)%	30.56%	17.89%	8.67%
Ratios to Average Net Assets E, M
Expenses before reductions	.69%	.80%	.70%	.78%	.74% A
Expenses net of fee waivers, if any	.69%	.80%	.70%	.78%	.74% A
Expenses net of all reductions	.67%	.79%	.68%	.77%	.73% A
Net investment income (loss)	.29%	.07% H	.08% I	-% G, J	(.54)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 727,683	$ 528,229	$ 290,765	$ 106,941	$ 159
Portfolio turnover rate F	142%	150%	106%	105%	150%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Amount represents less than .01%.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.02)%.

I Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.06)%.

J Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.10)%.

K For the period June 26, 2009 (commencement of sale of shares) to July 31, 2009.

L The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

M Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

N Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 16.17	$ 16.68	$ 12.83	$ 10.91	$ 13.30
Income from Investment Operations
Net investment income (loss) B	.01	(.03) E	(.03) F	(.03) G	(.03)
Net realized and unrealized gain (loss)	4.98	(.16)	3.91	1.95	(2.36)
Total from investment operations	4.99	(.19)	3.88	1.92	(2.39)
Distributions from net realized gain	(1.06)	(.32)	(.03) H	-	-
Redemption fees added to paid in capital B, J	-	-	-	-	-
Net asset value, end of period	$ 20.10	$ 16.17	$ 16.68	$ 12.83	$ 10.91
Total Return A	32.65%	(.88)%	30.24%	17.60%	(17.97)%
Ratios to Average Net Assets C, I
Expenses before reductions	.92%	1.06%	.94%	1.03%	1.05%
Expenses net of fee waivers, if any	.92%	1.06%	.94%	1.03%	1.05%
Expenses net of all reductions	.91%	1.05%	.93%	1.02%	1.04%
Net investment income (loss)	.06%	(.19)% E	(.17)% F	(.24)% G	(.36)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 51,158	$ 36,694	$ 41,440	$ 25,650	$ 19,204
Portfolio turnover rate D	142%	150%	106%	105%	150%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.28)%.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.30)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.34)%.

H The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2013

1. Organization.

Fidelity Small Cap Growth Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Small Cap Growth, Class F and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class F shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as investment manager. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by FMR and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Class Allocations and Expenses - continued

assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of July 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships and losses deferred due to wash sales and excise tax regulations.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 440,572,794
Gross unrealized depreciation	(17,106,671)
Net unrealized appreciation (depreciation) on securities and other investments	$ 423,466,123

Tax Cost	$ 1,966,959,286

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 106,393,413
Undistributed long-term capital gain	$ 142,483,227
Net unrealized appreciation (depreciation)	$ 423,461,730

The tax character of distributions paid was as follows:

	July 31, 2013	July 31, 2012
Ordinary Income	$ 5,191,398	$ -
Long-term Capital Gains	117,369,049	34,799,429
Total	$ 122,560,447	$ 34,799,429

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,731,095,699 and $2,897,640,503, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Small Cap Growth as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .64% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 158,162	$ 3,570
Class T	.25%	.25%	145,172	1,664
Class B	.75%	.25%	37,548	28,458
Class C	.75%	.25%	268,513	44,877
			$ 609,395	$ 78,569

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 26,925
Class T	7,772
Class B*	4,960
Class C*	2,503
$ 42,160

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class F. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Average Net Assets
Class A	$ 189,665.30
Class T	89,260.31
Class B	11,279.30
Class C	80,491.30
Small Cap Growth	2,548,777.21
Institutional Class	96,156.23
	$ 3,015,628

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $81,093 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 10,856,167.37%		$ 674

Annual Report

Notes to Financial Statements - continued

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4,620 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $2,735,765. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds, and includes $310,189 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom FMR places trades on behalf of the Fund include an amount in addition to trade execution, which is rebated back to the Fund to offset certain expenses. This amount totaled $317,619 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $50.

Annual Report

8. Expense Reductions - continued

In addition, FMR reimbursed a portion of the Fund's operating expenses during the period in the amount of $4,459.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2013	2012
From net realized gain
Class A	$ 3,855,020	$ 1,262,924
Class T	1,778,904	573,407
Class B	260,524	101,910
Class C	1,656,727	481,854
Small Cap Growth	74,940,038	25,434,274
Class F	37,680,389	6,152,820
Institutional Class	2,388,845	792,240
Total	$ 122,560,447	$ 34,799,429

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2013	2012	2013	2012
Class A
Shares sold	969,311	986,718	$ 16,711,827	$ 14,926,996
Reinvestment of distributions	231,282	85,896	3,646,231	1,194,285
Shares redeemed	(1,149,326)	(1,407,222)	(19,219,034)	(21,375,353)
Net increase (decrease)	51,267	(334,608)	$ 1,139,024	$ (5,254,072)
Class T
Shares sold	457,321	358,193	$ 7,743,595	$ 5,456,756
Reinvestment of distributions	106,640	38,774	1,660,117	533,890
Shares redeemed	(538,707)	(523,310)	(8,802,237)	(7,812,853)
Net increase (decrease)	25,254	(126,343)	$ 601,475	$ (1,822,207)
Class B
Shares sold	6,696	11,810	$ 106,485	$ 172,624
Reinvestment of distributions	16,337	7,173	246,159	96,091
Shares redeemed	(107,598)	(81,516)	(1,730,845)	(1,196,288)
Net increase (decrease)	(84,565)	(62,533)	$ (1,378,201)	$ (927,573)

Annual Report

Notes to Financial Statements - continued

10. Share Transactions - continued

	Shares		Dollars
Years ended July 31,	2013	2012	2013	2012
Class C
Shares sold	456,788	405,451	$ 7,531,447	$ 5,976,693
Reinvestment of distributions	103,215	33,110	1,550,542	443,092
Shares redeemed	(428,305)	(384,855)	(6,821,754)	(5,527,477)
Net increase (decrease)	131,698	53,706	$ 2,260,235	$ 892,308
Small Cap Growth
Shares sold	10,379,088	14,552,522	$ 182,249,151	$ 226,496,807
Reinvestment of distributions	4,595,875	1,774,167	73,721,316	25,022,882
Shares redeemed	(21,652,202)	(27,135,724)	(371,997,767)	(414,348,619)
Net increase (decrease)	(6,677,239)	(10,809,035)	$ (116,027,300)	$ (162,828,930)
Class F
Shares sold	7,670,010	16,430,240	$ 131,231,307	$ 255,874,632
Reinvestment of distributions	2,336,095	432,802	37,680,389	6,152,820
Shares redeemed	(6,554,937)	(1,757,546)	(118,928,973)	(26,811,905)
Net increase (decrease)	3,451,168	15,105,496	$ 49,982,723	$ 235,215,547
Institutional Class
Shares sold	727,207	819,623	$ 12,757,998	$ 12,520,738
Reinvestment of distributions	128,780	44,186	2,069,290	624,723
Shares redeemed	(580,321)	(1,078,752)	(9,884,418)	(16,617,897)
Net increase (decrease)	275,666	(214,943)	$ 4,942,870	$ (3,472,436)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the Fidelity Freedom Funds and the Fidelity Freedom K Funds were the owners of record, in the aggregate, of approximately 59% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Small Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Small Cap Growth Fund (a fund of Fidelity Securities Fund) at July 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Small Cap Growth Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 16, 2013

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 166 Fidelity funds. Mr. Curvey oversees 387 Fidelity funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos oversee 230 Fidelity funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person of the trust and the fund (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

Trustees and Officers - continued

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)

Year of Election or Appointment: 2011

Mr. O'Hanley serves as a Trustee and Chairman of the Board of Trustees of other Fidelity funds (2013-present), and is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present) and serves as a Trustee of other Fidelity funds (2013-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present) and serves as a Trustee of other Fidelity funds (2013-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2008-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as Vice President of other Fidelity funds (2009-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (1964)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (1968)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Assistant Secretary of other Fidelity funds (2009-present), Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (1958)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (1968)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon also serves as Chief Compliance Officer of other Fidelity funds (2012-present). Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present), Deputy Treasurer (2008-present), and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (1971)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Deputy Treasurer of other Fidelity funds (2012-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as Assistant Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2012-2013), an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer of Fidelity's Equity and High Income Funds. Ms. Smith also serves as Deputy Treasurer of other Fidelity funds (2013-present) and is an employee of Fidelity Investments (2009-present). Previously, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as President and Treasurer (2013-present) and Assistant Treasurer (2010-present) of other Fidelity funds, Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2013-present), and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Deputy Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2008-2013), Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Gary W. Ryan (1958)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Small Cap Growth Fund voted to pay to shareholders of record at the opening of business, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Class A	09/16/13	09/13/13	$2.204
Class T	09/16/13	09/13/13	$2.183
Class B	09/16/13	09/13/13	$2.105
Class C	09/16/13	09/13/13	$2.143

Class A and Class T designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A and Class T designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2013, $193,398,519, or, if subsequently determined to be different, the net capital gain of such year.

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Small Cap Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is a part of the Fidelity family of funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in November 2011.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved.  In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following:  general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box) and 75th percentile (bottom of box) of the peer universe.

Annual Report

Fidelity Small Cap Growth Fund

The Board has discussed with FMR the fund's underperformance (based on the December 31, 2012 data presented herein) and has engaged with FMR to consider what steps might be taken to remediate the fund's underperformance. The Board noted that the fund's performance has improved for more recent periods.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 14% means that 86% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Small Cap Growth Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking.

Annual Report

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Institutional Class, the retail class, and Class F ranked below its competitive median for 2012 and the total expense ratio of Class T ranked above its competitive median for 2012. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its July 2013 meeting, the Board voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate" effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.

New York, NY

(Fidelity Investment logo)(registered trademark)

ASCP-UANN-0913
1.803713.108

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Small Cap Growth

Fund - Institutional Class

Annual Report

July 31, 2013

(Fidelity Cover Art)

Institutional Class
is a class of Fidelity®
Small Cap Growth
Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2013	Past 1 year	Past 5 years	Life of fund A
Institutional Class	32.65%	10.56%	10.53%

A From November 3, 2004.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Small Cap Growth Fund - Institutional Class on November 3, 2004, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Growth Index performed over the same period.

25,000
22,500
20,000
17,500
15,000
12,500
10,000
9,000
8,000
$7,000
2005
2006
2007
2008
2009
2010
2011
2012
2013
Period Ending Values
$24,005 Fidelity Advisor® Small Cap Growth Fund - InstitutionalClass
$20,853 Russell 2000® Growth Index

Annual Report

Management's Discussion of Fund Performance

Market Recap: The bull run in U.S. stocks comfortably settled into a fifth year, as major equity benchmarks ripped through records during the 12 months ending July 31, 2013. Gains were fueled by a generally improving global economy and accommodative monetary policies worldwide. The tone was positive for most of the year, based largely on stronger U.S. economic data, including employment, housing and consumer sentiment. Setting a series of new highs along the way, the broad-based S&P 500® Index rose an impressive 25.00% for the 12 months, while the blue-chip-laden Dow Jones Industrial AverageSM also moved into record territory en route to a 22.36% gain. The growth-oriented Nasdaq Composite Index® had a similarly strong run, advancing 25.15%. During the year, markets were resilient amid intermittent volatility over debt woes in Europe, the 2012 U.S. presidential election and year-end Congressional gridlock over the federal budget. In mid-to-late June, concern arose about the U.S. Federal Reserve possibly tapering its sustaining bond-buying strategy - which prompted a brief, but steep, market sell-off. However, investors' continued quest for yield and the Fed's pledge to keep buying bonds until the economy showed significant improvement overpowered the uncertainty and helped equities climb notably higher in July to close the period on a strong note.

Comments from Patrick Venanzi, Portfolio Manager of Fidelity Advisor® Small Cap Growth Fund: For the year, the fund's Institutional Class shares rose 32.65%, lagging the 35.39% gain of the Russell 2000® Growth Index. I aim to buy small-cap stocks with above-average growth opportunities at reasonable prices. Along with the market, the fund did very well in absolute terms, but lagged its benchmark. Given the longer-term focus and the quality bias of my investments, the fund sometimes trails the index during the market's strongest short-term periods. The fund's cash stake of roughly 4%, on average, during the past year weighed on relative performance, and a non-index position in Mellanox Technologies, a maker of data transfer and storage products, was the biggest individual detractor. Online health insurance provider eHealth was another miss for the fund, due to untimely ownership, and I sold both Mellanox and eHealth by period end. On the plus side, specialty furniture and electronics retailer Conn's was our top relative contributor, with its stock benefiting as a proactive management team effectively revamped stores, offering higher-quality products and customer-friendly financing options.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2013 to July 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio B	Beginning Account Value February 1, 2013	Ending Account Value July 31, 2013	Expenses Paid During Period* February 1, 2013 to July 31, 2013
Class A	1.22%
Actual		$ 1,000.00	$ 1,183.60	$ 6.61
HypotheticalA		$ 1,000.00	$ 1,018.74	$ 6.11
Class T	1.48%
Actual		$ 1,000.00	$ 1,181.70	$ 8.01
HypotheticalA		$ 1,000.00	$ 1,017.46	$ 7.40
Class B	1.97%
Actual		$ 1,000.00	$ 1,178.90	$ 10.64
HypotheticalA		$ 1,000.00	$ 1,015.03	$ 9.84
Class C	1.97%
Actual		$ 1,000.00	$ 1,179.20	$ 10.64
HypotheticalA		$ 1,000.00	$ 1,015.03	$ 9.84
Small Cap Growth	.88%
Actual		$ 1,000.00	$ 1,186.20	$ 4.77
HypotheticalA		$ 1,000.00	$ 1,020.43	$ 4.41
Class F	.67%
Actual		$ 1,000.00	$ 1,187.00	$ 3.63
HypotheticalA		$ 1,000.00	$ 1,021.47	$ 3.36
Institutional Class	.90%
Actual		$ 1,000.00	$ 1,185.80	$ 4.88
HypotheticalA		$ 1,000.00	$ 1,020.33	$ 4.51

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
NIC, Inc.	1.6	0.0
Grand Canyon Education, Inc.	1.5	0.9
Aspen Technology, Inc.	1.4	1.7
InvenSense, Inc.	1.3	1.0
KAR Auction Services, Inc.	1.3	0.0
CommVault Systems, Inc.	1.3	1.5
FEI Co.	1.3	0.9
Service Corp. International	1.3	0.0
HSN, Inc.	1.3	1.7
athenahealth, Inc.	1.2	0.0
	13.5
Top Five Market Sectors as of July 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	25.8	19.2
Health Care	20.9	18.8
Industrials	17.0	15.5
Consumer Discretionary	16.0	17.2
Financials	8.4	7.3
Asset Allocation (% of fund's net assets)
As of July 31, 2013*		As of January 31, 2013**
	Stocks 97.9%		Stocks 95.5%
	Short-Term Investments and Net Other Assets (Liabilities) 2.1%		Short-Term Investments and Net Other Assets (Liabilities) 4.5%
* Foreign investments	4.0%	** Foreign investments	6.6%

Annual Report

Investments July 31, 2013

Showing Percentage of Net Assets

Common Stocks - 97.9%
	Shares	Value
CONSUMER DISCRETIONARY - 16.0%
Auto Components - 0.5%
Tenneco, Inc. (a)	250,000	$ 12,082,500
Diversified Consumer Services - 2.8%
Grand Canyon Education, Inc. (a)	987,953	33,412,570
Service Corp. International	1,510,000	28,644,700
		62,057,270
Hotels, Restaurants & Leisure - 4.4%
AFC Enterprises, Inc. (a)	400,231	14,728,501
Bloomin' Brands, Inc.	500,000	11,800,000
Jack in the Box, Inc. (a)	550,000	22,049,500
Papa John's International, Inc. (a)	300,000	20,058,000
Sonic Corp. (a)	912,000	14,017,440
Texas Roadhouse, Inc. Class A	700,000	17,108,000
		99,761,441
Household Durables - 1.0%
Jarden Corp. (a)	375,000	17,051,250
Universal Electronics, Inc. (a)	199,089	6,137,914
		23,189,164
Internet & Catalog Retail - 1.3%
HSN, Inc.	475,000	28,528,500
Leisure Equipment & Products - 1.0%
Brunswick Corp.	570,000	21,517,500
Media - 0.9%
Cinemark Holdings, Inc.	700,000	20,384,000
Specialty Retail - 1.3%
Conn's, Inc. (a)	194,947	12,597,475
Tile Shop Holdings, Inc. (a)	601,100	17,089,273
		29,686,748
Textiles, Apparel & Luxury Goods - 2.8%
G-III Apparel Group Ltd. (a)	470,000	24,186,200
Steven Madden Ltd. (a)	451,400	23,210,988
Wolverine World Wide, Inc.	250,000	14,377,500
		61,774,688
TOTAL CONSUMER DISCRETIONARY		358,981,811
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - 2.4%
Food Products - 1.8%
J&J Snack Foods Corp.	200,000	$ 15,936,000
WhiteWave Foods Co. (d)	1,347,200	25,179,168
		41,115,168
Personal Products - 0.6%
Inter Parfums, Inc.	392,925	12,958,667
TOTAL CONSUMER STAPLES		54,073,835
ENERGY - 4.9%
Energy Equipment & Services - 2.7%
Atwood Oceanics, Inc. (a)	185,000	10,422,900
Dril-Quip, Inc. (a)	170,000	15,454,700
Essential Energy Services Ltd.	2,232,100	5,650,336
Western Energy Services Corp.	1,330,000	10,825,431
Xtreme Drilling & Coil Services Corp. (a)(e)	4,100,000	14,769,740
Zedi, Inc. (a)(e)	7,178,500	4,053,675
		61,176,782
Oil, Gas & Consumable Fuels - 2.2%
EPL Oil & Gas, Inc. (a)	300,000	9,648,000
Rosetta Resources, Inc. (a)	380,000	17,331,800
Tesoro Logistics LP	150,000	8,023,500
Whitecap Resources, Inc. (d)	1,100,000	11,823,581
Whitecap Resources, Inc. rights 8/30/13 (a)	100,000	1,077,792
		47,904,673
TOTAL ENERGY		109,081,455
FINANCIALS - 8.4%
Capital Markets - 0.6%
Virtus Investment Partners, Inc. (a)	73,084	13,630,166
Commercial Banks - 2.1%
BBCN Bancorp, Inc.	1,340,000	19,577,400
City National Corp.	320,000	22,249,600
Pacific Premier Bancorp, Inc. (a)	385,000	5,016,550
		46,843,550
Insurance - 3.7%
Amerisafe, Inc.	492,900	17,611,317
FBL Financial Group, Inc. Class A	148,825	6,582,530
Primerica, Inc.	480,000	19,699,200
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Insurance - continued
ProAssurance Corp.	430,000	$ 23,017,900
StanCorp Financial Group, Inc.	300,000	15,927,000
		82,837,947
Real Estate Investment Trusts - 1.3%
Cousins Properties, Inc.	1,500,000	15,375,000
Piedmont Office Realty Trust, Inc. Class A	800,000	14,472,000
		29,847,000
Real Estate Management & Development - 0.7%
Howard Hughes Corp. (a)	145,000	15,835,450
TOTAL FINANCIALS		188,994,113
HEALTH CARE - 20.9%
Biotechnology - 8.1%
Alkermes PLC (a)	175,500	5,893,290
ARIAD Pharmaceuticals, Inc. (a)	260,000	4,830,800
Array BioPharma, Inc. (a)	1,120,000	7,459,200
Astex Pharmaceuticals, Inc. (a)	1,250,000	6,537,500
BioMarin Pharmaceutical, Inc. (a)	120,000	7,758,000
Celldex Therapeutics, Inc. (a)	600,000	12,288,000
ChemoCentryx, Inc. (a)	250,000	3,495,000
Chimerix, Inc.	250,000	5,685,000
Cubist Pharmaceuticals, Inc. (a)	194,762	12,139,515
Hyperion Therapeutics, Inc.	200,000	5,010,000
Infinity Pharmaceuticals, Inc. (a)	228,236	4,834,038
Insmed, Inc. (a)(d)	666,400	7,403,704
Isis Pharmaceuticals, Inc. (a)	447,257	12,903,364
Medivation, Inc. (a)	160,000	9,259,200
Novavax, Inc. (a)	2,100,000	5,649,000
OncoGenex Pharmaceuticals, Inc. (a)	116,487	1,138,078
Stemline Therapeutics, Inc.	154,000	4,333,560
Sunesis Pharmaceuticals, Inc. (a)(d)	1,097,300	5,574,284
Synageva BioPharma Corp. (a)	170,000	8,177,000
Synergy Pharmaceuticals, Inc. (a)(d)	800,000	3,600,000
TESARO, Inc. (a)	148,800	5,077,056
Theravance, Inc. (a)(d)	469,000	18,084,640
Threshold Pharmaceuticals, Inc. (a)	1,072,634	5,813,676
Vanda Pharmaceuticals, Inc. (a)	500,000	5,830,000
XOMA Corp. (a)(d)	2,500,000	13,575,000
		182,348,905
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Equipment & Supplies - 4.7%
Align Technology, Inc. (a)	595,798	$ 25,643,146
ICU Medical, Inc. (a)	191,000	13,692,790
NxStage Medical, Inc. (a)	272,400	3,530,304
Sirona Dental Systems, Inc. (a)	125,000	8,825,000
Steris Corp.	581,000	26,156,620
Teleflex, Inc.	189,300	15,036,099
The Spectranetics Corp. (a)	650,000	11,713,000
		104,596,959
Health Care Providers & Services - 4.1%
BioScrip, Inc. (a)	1,100,000	17,875,000
Centene Corp. (a)	330,000	18,305,100
MEDNAX, Inc. (a)	122,900	11,972,918
Molina Healthcare, Inc. (a)(d)	600,000	22,272,000
MWI Veterinary Supply, Inc. (a)	143,400	20,387,178
		90,812,196
Health Care Technology - 2.2%
athenahealth, Inc. (a)(d)	250,000	27,987,500
Medidata Solutions, Inc. (a)	233,948	21,647,208
		49,634,708
Life Sciences Tools & Services - 0.8%
Bruker BioSciences Corp. (a)	1,010,000	18,099,200
Pharmaceuticals - 1.0%
Biodelivery Sciences International, Inc. (a)(d)	1,257,084	5,430,603
Pacira Pharmaceuticals, Inc. (a)	220,000	7,464,600
ViroPharma, Inc. (a)	270,000	9,266,400
		22,161,603
TOTAL HEALTH CARE		467,653,571
INDUSTRIALS - 17.0%
Aerospace & Defense - 2.8%
Esterline Technologies Corp. (a)	150,000	12,216,000
Teledyne Technologies, Inc. (a)	305,700	24,507,969
Triumph Group, Inc.	330,000	25,891,800
		62,615,769
Airlines - 0.7%
Spirit Airlines, Inc. (a)	500,000	16,525,000
Building Products - 0.9%
A.O. Smith Corp.	480,688	19,862,028
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Commercial Services & Supplies - 1.3%
KAR Auction Services, Inc.	1,140,000	$ 29,001,600
Construction & Engineering - 1.6%
AECOM Technology Corp. (a)	300,000	10,170,000
EMCOR Group, Inc.	350,000	14,448,000
Tutor Perini Corp. (a)	554,285	10,963,757
		35,581,757
Electrical Equipment - 2.1%
EnerSys	480,000	25,401,600
Generac Holdings, Inc.	409,200	17,738,820
Preformed Line Products Co.	60,306	4,399,323
		47,539,743
Machinery - 5.4%
Actuant Corp. Class A	473,100	16,705,161
Harsco Corp.	445,000	11,463,200
Manitowoc Co., Inc.	900,000	18,477,000
Oshkosh Truck Corp. (a)	250,000	11,205,000
Standex International Corp.	301,838	17,817,497
TriMas Corp. (a)	605,298	22,414,185
Wabtec Corp.	384,600	22,329,876
		120,411,919
Professional Services - 0.0%
Nihon M&A Center, Inc.	612	40,942
Trading Companies & Distributors - 2.2%
Applied Industrial Technologies, Inc.	316,818	16,525,227
Watsco, Inc.	229,000	21,377,150
WESCO International, Inc. (a)	150,000	11,367,000
		49,269,377
TOTAL INDUSTRIALS		380,848,135
INFORMATION TECHNOLOGY - 25.8%
Communications Equipment - 0.8%
Plantronics, Inc.	380,000	17,666,200
Computers & Peripherals - 1.9%
Cray, Inc. (a)	1,032,200	23,916,074
Electronics for Imaging, Inc. (a)	670,000	20,120,100
		44,036,174
Electronic Equipment & Components - 4.6%
FEI Co.	370,000	28,656,500
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Components - continued
FLIR Systems, Inc.	600,000	$ 19,482,000
InvenSense, Inc. (a)(d)	1,720,000	30,409,600
Neonode, Inc. (a)(d)	1,617,122	12,597,380
Parametric Sound Corp. (a)(d)(e)	666,810	11,382,447
		102,527,927
Internet Software & Services - 7.8%
Angie's List, Inc. (a)(d)	1,055,703	23,246,580
Blucora, Inc. (a)	621,143	12,422,860
Cornerstone OnDemand, Inc. (a)	530,000	23,341,200
Demandware, Inc. (a)(d)	353,439	15,699,760
E2open, Inc. (d)	1,176,594	23,390,689
Move, Inc. (a)	820,000	11,389,800
NIC, Inc.	1,893,704	34,882,028
SciQuest, Inc. (a)	294,372	7,259,214
Stamps.com, Inc. (a)	570,281	22,731,401
		174,363,532
IT Services - 2.7%
Euronet Worldwide, Inc. (a)	300,000	11,043,000
EVERTEC, Inc.	600,000	14,340,000
Genpact Ltd.	1,050,000	21,409,500
Sapient Corp. (a)	1,000,000	13,710,000
		60,502,500
Semiconductors & Semiconductor Equipment - 0.8%
PDF Solutions, Inc. (a)	886,056	18,181,869
Software - 7.2%
Aspen Technology, Inc. (a)	962,200	31,309,988
CommVault Systems, Inc. (a)	340,000	28,706,200
Destiny Media Technologies, Inc. (a)	1,620,269	3,596,997
Guidewire Software, Inc. (a)	434,816	19,027,548
Interactive Intelligence Group, Inc. (a)	200,000	11,360,000
Synopsys, Inc. (a)	540,000	20,001,600
Tyler Technologies, Inc. (a)	308,725	23,037,060
Ultimate Software Group, Inc. (a)	175,000	23,677,500
		160,716,893
TOTAL INFORMATION TECHNOLOGY		577,995,095
Common Stocks - continued
	Shares	Value
MATERIALS - 2.0%
Chemicals - 0.7%
Cytec Industries, Inc.	210,000	$ 16,359,000
Containers & Packaging - 0.7%
Graphic Packaging Holding Co. (a)	1,700,000	14,620,000
Paper & Forest Products - 0.6%
P.H. Glatfelter Co.	550,000	14,558,500
TOTAL MATERIALS		45,537,500
TELECOMMUNICATION SERVICES - 0.5%
Diversified Telecommunication Services - 0.5%
inContact, Inc. (a)	1,200,000	10,176,000
TOTAL COMMON STOCKS (Cost $1,768,172,071)		2,193,341,515
Money Market Funds - 8.8%

Fidelity Cash Central Fund, 0.11% (b)	75,334,289	75,334,289
Fidelity Securities Lending Cash Central Fund, 0.12% (b)(c)	121,749,605	121,749,605
TOTAL MONEY MARKET FUNDS (Cost $197,083,894)		197,083,894
TOTAL INVESTMENT PORTFOLIO - 106.7% (Cost $1,965,255,965)		2,390,425,409
NET OTHER ASSETS (LIABILITIES) - (6.7)%		(150,019,314)
NET ASSETS - 100%		$ 2,240,406,095
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 109,835
Fidelity Securities Lending Cash Central Fund	2,002,990
Total	$ 2,112,825
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Neonode, Inc.	$ 6,969,000	$ 5,854,520	$ 5,076,631	$ -	$ -
Parametric Sound Corp.	2,428,413	5,644,334	1,370,378	-	11,382,447
Telular Corp.	4,715,000	3,371,313	10,661,344	259,000	-
US Home Systems, Inc.	6,604,750	-	8,975,299	-	-
Xtreme Drilling & Coil Services Corp. (144A)	-	178,443	201,743	-	-
Xtreme Drilling & Coil Services Corp.	6,786,658	-	-	-	14,769,740
Zedi, Inc.	3,905,172	2,997,316	1,070,631	-	4,053,675
Total	$ 31,408,993	$ 18,045,926	$ 27,356,026	$ 259,000	$ 30,205,862
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2013

Assets
Investment in securities, at value (including securities loaned of $120,973,392) - See accompanying schedule: Unaffiliated issuers (cost $1,744,211,544)	$ 2,163,135,653
Fidelity Central Funds (cost $197,083,894)	197,083,894
Other affiliated issuers (cost $23,960,527)	30,205,862
Total Investments (cost $1,965,255,965)		$ 2,390,425,409
Receivable for investments sold		35,301,694
Receivable for fund shares sold		2,852,120
Dividends receivable		415,342
Distributions receivable from Fidelity Central Funds		231,543
Other receivables		35,774
Total assets		2,429,261,882

Liabilities
Payable for investments purchased	$ 62,714,735
Payable for fund shares redeemed	2,747,629
Accrued management fee	1,207,297
Distribution and service plan fees payable	58,359
Other affiliated payables	312,392
Other payables and accrued expenses	65,770
Collateral on securities loaned, at value	121,749,605
Total liabilities		188,855,787

Net Assets		$ 2,240,406,095
Net Assets consist of:
Paid in capital		$ 1,568,067,724
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		247,173,320
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		425,165,051
Net Assets		$ 2,240,406,095

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

July 31, 2013

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($74,977,899 ÷ 3,812,892 shares)	$ 19.66

Maximum offering price per share (100/94.25 of $19.66)	$ 20.86
Class T: Net Asset Value and redemption price per share ($34,686,382 ÷ 1,789,472 shares)	$ 19.38

Maximum offering price per share (100/96.50 of $19.38)	$ 20.08
Class B: Net Asset Value and offering price per share ($3,485,507 ÷ 186,863 shares)A	$ 18.65

Class C: Net Asset Value and offering price per share ($32,755,709 ÷ 1,759,550 shares)A	$ 18.62

Small Cap Growth: Net Asset Value, offering price and redemption price per share ($1,315,659,224 ÷ 65,562,467 shares)	$ 20.07

Class F: Net Asset Value, offering price and redemption price per share ($727,683,474 ÷ 35,934,773 shares)	$ 20.25

Institutional Class: Net Asset Value, offering price and redemption price per share ($51,157,900 ÷ 2,545,203 shares)	$ 20.10

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended July 31, 2013

Investment Income
Dividends (including $259,000 earned from other affiliated issuers)		$ 17,072,216
Interest		880
Income from Fidelity Central Funds (including $2,002,990 from security lending)		2,112,825
Total income		19,185,921

Expenses
Management fee Basic fee	$ 14,065,171
Performance adjustment	(1,254,701)
Transfer agent fees	3,015,628
Distribution and service plan fees	609,395
Accounting and security lending fees	622,239
Custodian fees and expenses	73,226
Independent trustees' compensation	12,359
Registration fees	95,429
Audit	58,673
Legal	6,422
Interest	674
Miscellaneous	18,337
Total expenses before reductions	17,322,852
Expense reductions	(322,128)	17,000,724
Net investment income (loss)		2,185,197
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	326,344,850
Other affiliated issuers	925,631
Foreign currency transactions	20,901
Total net realized gain (loss)		327,291,382
Change in net unrealized appreciation (depreciation) on: Investment securities	244,672,948
Assets and liabilities in foreign currencies	6,602
Total change in net unrealized appreciation (depreciation)		244,679,550
Net gain (loss)		571,970,932
Net increase (decrease) in net assets resulting from operations		$ 574,156,129

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended July 31, 2013	Year ended July 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,185,197	$ (2,581,285)
Net realized gain (loss)	327,291,382	84,159,524
Change in net unrealized appreciation (depreciation)	244,679,550	(104,802,589)
Net increase (decrease) in net assets resulting from operations	574,156,129	(23,224,350)
Distributions to shareholders from net realized gain	(122,560,447)	(34,799,429)
Share transactions - net increase (decrease)	(58,479,174)	61,802,637
Redemption fees	117,383	255,125
Total increase (decrease) in net assets	393,233,891	4,033,983

Net Assets
Beginning of period	1,847,172,204	1,843,138,221
End of period (including accumulated net investment loss of $0 and accumulated net investment loss of $1,442,758, respectively)	$ 2,240,406,095	$ 1,847,172,204

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 15.87	$ 16.42	$ 12.66	$ 10.79	$ 13.20
Income from Investment Operations
Net investment income (loss) C	(.04)	(.07) F	(.07) G	(.07) H	(.06)
Net realized and unrealized gain (loss)	4.87	(.16)	3.84	1.94	(2.35)
Total from investment operations	4.83	(.23)	3.77	1.87	(2.41)
Distributions from net realized gain	(1.04)	(.32)	(.01) I	-	-
Redemption fees added to paid in capital C, K	-	-	-	-	-
Net asset value, end of period	$ 19.66	$ 15.87	$ 16.42	$ 12.66	$ 10.79
Total Return A, B	32.20%	(1.14)%	29.78%	17.33%	(18.26)%
Ratios to Average Net Assets D, J
Expenses before reductions	1.24%	1.35%	1.25%	1.35%	1.33%
Expenses net of fee waivers, if any	1.24%	1.35%	1.25%	1.35%	1.33%
Expenses net of all reductions	1.22%	1.34%	1.23%	1.34%	1.33%
Net investment income (loss)	(.26)%	(.49)% F	(.47)% G	(.56)% H	(.64)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 74,978	$ 59,684	$ 67,272	$ 50,620	$ 40,211
Portfolio turnover rate E	142%	150%	106%	105%	150%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.57)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.61)%.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.67)%.

I The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended July 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 15.68	$ 16.27	$ 12.57	$ 10.74	$ 13.17
Income from Investment Operations
Net investment income (loss) C	(.09)	(.11) F	(.11) G	(.10) H	(.09)
Net realized and unrealized gain (loss)	4.82	(.16)	3.81	1.93	(2.34)
Total from investment operations	4.73	(.27)	3.70	1.83	(2.43)
Distributions from net realized gain	(1.03)	(.32)	-	-	-
Redemption fees added to paid in capital C, J	-	-	-	-	-
Net asset value, end of period	$ 19.38	$ 15.68	$ 16.27	$ 12.57	$ 10.74
Total Return A, B	31.87%	(1.41)%	29.44%	17.04%	(18.45)%
Ratios to Average Net Assets D, I
Expenses before reductions	1.49%	1.61%	1.50%	1.61%	1.60%
Expenses net of fee waivers, if any	1.49%	1.61%	1.50%	1.61%	1.60%
Expenses net of all reductions	1.48%	1.60%	1.49%	1.60%	1.59%
Net investment income (loss)	(.52)%	(.74)% F	(.73)% G	(.82)% H	(.91)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 34,686	$ 27,658	$ 30,764	$ 23,930	$ 21,533
Portfolio turnover rate E	142%	150%	106%	105%	150%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.83)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.86)%.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.93)%.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 15.19	$ 15.86	$ 12.30	$ 10.57	$ 13.03
Income from Investment Operations
Net investment income (loss) C	(.16)	(.18) F	(.18) G	(.16) H	(.13)
Net realized and unrealized gain (loss)	4.64	(.17)	3.74	1.89	(2.33)
Total from investment operations	4.48	(.35)	3.56	1.73	(2.46)
Distributions from net realized gain	(1.02)	(.32)	-	-	-
Redemption fees added to paid in capital C, J	-	-	-	-	-
Net asset value, end of period	$ 18.65	$ 15.19	$ 15.86	$ 12.30	$ 10.57
Total Return A, B	31.25%	(1.96)%	28.94%	16.37%	(18.88)%
Ratios to Average Net Assets D, I
Expenses before reductions	1.99%	2.10%	2.00%	2.11%	2.08%
Expenses net of fee waivers, if any	1.99%	2.10%	2.00%	2.11%	2.08%
Expenses net of all reductions	1.97%	2.09%	1.98%	2.09%	2.08%
Net investment income (loss)	(1.01)%	(1.23)% F	(1.22)% G	(1.32)% H	(1.39)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,486	$ 4,123	$ 5,295	$ 5,142	$ 4,171
Portfolio turnover rate E	142%	150%	106%	105%	150%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.32)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.36)%.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.42)%.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 15.16	$ 15.83	$ 12.28	$ 10.55	$ 13.00
Income from Investment Operations
Net investment income (loss) C	(.16)	(.18) F	(.18) G	(.16) H	(.13)
Net realized and unrealized gain (loss)	4.64	(.17)	3.73	1.89	(2.32)
Total from investment operations	4.48	(.35)	3.55	1.73	(2.45)
Distributions from net realized gain	(1.02)	(.32)	-	-	-
Redemption fees added to paid in capital C, J	-	-	-	-	-
Net asset value, end of period	$ 18.62	$ 15.16	$ 15.83	$ 12.28	$ 10.55
Total Return A, B	31.32%	(1.96)%	28.91%	16.40%	(18.85)%
Ratios to Average Net Assets D, I
Expenses before reductions	1.99%	2.10%	2.00%	2.11%	2.08%
Expenses net of fee waivers, if any	1.99%	2.10%	2.00%	2.11%	2.08%
Expenses net of all reductions	1.97%	2.09%	1.98%	2.09%	2.07%
Net investment income (loss)	(1.01)%	(1.24)% F	(1.22)% G	(1.32)% H	(1.39)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 32,756	$ 24,683	$ 24,914	$ 18,091	$ 14,267
Portfolio turnover rate E	142%	150%	106%	105%	150%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.32)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.36)%.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.42)%.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Small Cap Growth

Years ended July 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 16.14	$ 16.65	$ 12.81	$ 10.89	$ 13.29
Income from Investment Operations
Net investment income (loss) B	.01	(.03) E	(.03) F	(.04) G	(.04)
Net realized and unrealized gain (loss)	4.98	(.16)	3.90	1.96	(2.36)
Total from investment operations	4.99	(.19)	3.87	1.92	(2.40)
Distributions from net realized gain	(1.06)	(.32)	(.03) H	-	-
Redemption fees added to paid in capital B, J	-	-	-	-	-
Net asset value, end of period	$ 20.07	$ 16.14	$ 16.65	$ 12.81	$ 10.89
Total Return A	32.74%	(.88)%	30.20%	17.63%	(18.06)%
Ratios to Average Net Assets C, I
Expenses before reductions	.90%	1.03%	.95%	1.08%	1.08%
Expenses net of fee waivers, if any	.90%	1.03%	.95%	1.08%	1.08%
Expenses net of all reductions	.88%	1.02%	.93%	1.07%	1.08%
Net investment income (loss)	.08%	(.16)% E	(.17)% F	(.29)% G	(.39)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,315,659	$ 1,166,101	$ 1,382,688	$ 1,204,818	$ 1,085,184
Portfolio turnover rate D	142%	150%	106%	105%	150%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.25)%.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.31)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.39)%.

H The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended July 31,	2013	2012	2011	2010	2009 K
Selected Per-Share Data
Net asset value, beginning of period	$ 16.26	$ 16.73	$ 12.85	$ 10.90	$ 10.03
Income from Investment Operations
Net investment income (loss) D	.05	.01 H	.01 I	- J, N	(.01)
Net realized and unrealized gain (loss)	5.02	(.16)	3.91	1.95	.88
Total from investment operations	5.07	(.15)	3.92	1.95	.87
Distributions from net realized gain	(1.08)	(.32)	(.04) L	-	-
Redemption fees added to paid in capital D, N	-	-	-	-	-
Net asset value, end of period	$ 20.25	$ 16.26	$ 16.73	$ 12.85	$ 10.90
Total Return B, C	33.00%	(.64)%	30.56%	17.89%	8.67%
Ratios to Average Net Assets E, M
Expenses before reductions	.69%	.80%	.70%	.78%	.74% A
Expenses net of fee waivers, if any	.69%	.80%	.70%	.78%	.74% A
Expenses net of all reductions	.67%	.79%	.68%	.77%	.73% A
Net investment income (loss)	.29%	.07% H	.08% I	-% G, J	(.54)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 727,683	$ 528,229	$ 290,765	$ 106,941	$ 159
Portfolio turnover rate F	142%	150%	106%	105%	150%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Amount represents less than .01%.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.02)%.

I Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.06)%.

J Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.10)%.

K For the period June 26, 2009 (commencement of sale of shares) to July 31, 2009.

L The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

M Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

N Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 16.17	$ 16.68	$ 12.83	$ 10.91	$ 13.30
Income from Investment Operations
Net investment income (loss) B	.01	(.03) E	(.03) F	(.03) G	(.03)
Net realized and unrealized gain (loss)	4.98	(.16)	3.91	1.95	(2.36)
Total from investment operations	4.99	(.19)	3.88	1.92	(2.39)
Distributions from net realized gain	(1.06)	(.32)	(.03) H	-	-
Redemption fees added to paid in capital B, J	-	-	-	-	-
Net asset value, end of period	$ 20.10	$ 16.17	$ 16.68	$ 12.83	$ 10.91
Total Return A	32.65%	(.88)%	30.24%	17.60%	(17.97)%
Ratios to Average Net Assets C, I
Expenses before reductions	.92%	1.06%	.94%	1.03%	1.05%
Expenses net of fee waivers, if any	.92%	1.06%	.94%	1.03%	1.05%
Expenses net of all reductions	.91%	1.05%	.93%	1.02%	1.04%
Net investment income (loss)	.06%	(.19)% E	(.17)% F	(.24)% G	(.36)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 51,158	$ 36,694	$ 41,440	$ 25,650	$ 19,204
Portfolio turnover rate D	142%	150%	106%	105%	150%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.28)%.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.30)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.34)%.

H The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2013

1. Organization.

Fidelity Small Cap Growth Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Small Cap Growth, Class F and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class F shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as investment manager. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by FMR and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Class Allocations and Expenses - continued

assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of July 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships and losses deferred due to wash sales and excise tax regulations.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 440,572,794
Gross unrealized depreciation	(17,106,671)
Net unrealized appreciation (depreciation) on securities and other investments	$ 423,466,123

Tax Cost	$ 1,966,959,286

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 106,393,413
Undistributed long-term capital gain	$ 142,483,227
Net unrealized appreciation (depreciation)	$ 423,461,730

The tax character of distributions paid was as follows:

	July 31, 2013	July 31, 2012
Ordinary Income	$ 5,191,398	$ -
Long-term Capital Gains	117,369,049	34,799,429
Total	$ 122,560,447	$ 34,799,429

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,731,095,699 and $2,897,640,503, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Small Cap Growth as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .64% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 158,162	$ 3,570
Class T	.25%	.25%	145,172	1,664
Class B	.75%	.25%	37,548	28,458
Class C	.75%	.25%	268,513	44,877
			$ 609,395	$ 78,569

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 26,925
Class T	7,772
Class B*	4,960
Class C*	2,503
$ 42,160

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class F. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Average Net Assets
Class A	$ 189,665.30
Class T	89,260.31
Class B	11,279.30
Class C	80,491.30
Small Cap Growth	2,548,777.21
Institutional Class	96,156.23
	$ 3,015,628

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $81,093 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 10,856,167.37%		$ 674

Annual Report

Notes to Financial Statements - continued

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4,620 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $2,735,765. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds, and includes $310,189 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom FMR places trades on behalf of the Fund include an amount in addition to trade execution, which is rebated back to the Fund to offset certain expenses. This amount totaled $317,619 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $50.

Annual Report

8. Expense Reductions - continued

In addition, FMR reimbursed a portion of the Fund's operating expenses during the period in the amount of $4,459.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2013	2012
From net realized gain
Class A	$ 3,855,020	$ 1,262,924
Class T	1,778,904	573,407
Class B	260,524	101,910
Class C	1,656,727	481,854
Small Cap Growth	74,940,038	25,434,274
Class F	37,680,389	6,152,820
Institutional Class	2,388,845	792,240
Total	$ 122,560,447	$ 34,799,429

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2013	2012	2013	2012
Class A
Shares sold	969,311	986,718	$ 16,711,827	$ 14,926,996
Reinvestment of distributions	231,282	85,896	3,646,231	1,194,285
Shares redeemed	(1,149,326)	(1,407,222)	(19,219,034)	(21,375,353)
Net increase (decrease)	51,267	(334,608)	$ 1,139,024	$ (5,254,072)
Class T
Shares sold	457,321	358,193	$ 7,743,595	$ 5,456,756
Reinvestment of distributions	106,640	38,774	1,660,117	533,890
Shares redeemed	(538,707)	(523,310)	(8,802,237)	(7,812,853)
Net increase (decrease)	25,254	(126,343)	$ 601,475	$ (1,822,207)
Class B
Shares sold	6,696	11,810	$ 106,485	$ 172,624
Reinvestment of distributions	16,337	7,173	246,159	96,091
Shares redeemed	(107,598)	(81,516)	(1,730,845)	(1,196,288)
Net increase (decrease)	(84,565)	(62,533)	$ (1,378,201)	$ (927,573)

Annual Report

Notes to Financial Statements - continued

10. Share Transactions - continued

	Shares		Dollars
Years ended July 31,	2013	2012	2013	2012
Class C
Shares sold	456,788	405,451	$ 7,531,447	$ 5,976,693
Reinvestment of distributions	103,215	33,110	1,550,542	443,092
Shares redeemed	(428,305)	(384,855)	(6,821,754)	(5,527,477)
Net increase (decrease)	131,698	53,706	$ 2,260,235	$ 892,308
Small Cap Growth
Shares sold	10,379,088	14,552,522	$ 182,249,151	$ 226,496,807
Reinvestment of distributions	4,595,875	1,774,167	73,721,316	25,022,882
Shares redeemed	(21,652,202)	(27,135,724)	(371,997,767)	(414,348,619)
Net increase (decrease)	(6,677,239)	(10,809,035)	$ (116,027,300)	$ (162,828,930)
Class F
Shares sold	7,670,010	16,430,240	$ 131,231,307	$ 255,874,632
Reinvestment of distributions	2,336,095	432,802	37,680,389	6,152,820
Shares redeemed	(6,554,937)	(1,757,546)	(118,928,973)	(26,811,905)
Net increase (decrease)	3,451,168	15,105,496	$ 49,982,723	$ 235,215,547
Institutional Class
Shares sold	727,207	819,623	$ 12,757,998	$ 12,520,738
Reinvestment of distributions	128,780	44,186	2,069,290	624,723
Shares redeemed	(580,321)	(1,078,752)	(9,884,418)	(16,617,897)
Net increase (decrease)	275,666	(214,943)	$ 4,942,870	$ (3,472,436)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the Fidelity Freedom Funds and the Fidelity Freedom K Funds were the owners of record, in the aggregate, of approximately 59% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Small Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Small Cap Growth Fund (a fund of Fidelity Securities Fund) at July 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Small Cap Growth Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 16, 2013

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 166 Fidelity funds. Mr. Curvey oversees 387 Fidelity funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos oversee 230 Fidelity funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person of the trust and the fund (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

Trustees and Officers - continued

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)

Year of Election or Appointment: 2011

Mr. O'Hanley serves as a Trustee and Chairman of the Board of Trustees of other Fidelity funds (2013-present), and is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present) and serves as a Trustee of other Fidelity funds (2013-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present) and serves as a Trustee of other Fidelity funds (2013-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2008-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as Vice President of other Fidelity funds (2009-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (1964)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (1968)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Assistant Secretary of other Fidelity funds (2009-present), Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (1958)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (1968)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon also serves as Chief Compliance Officer of other Fidelity funds (2012-present). Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present), Deputy Treasurer (2008-present), and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (1971)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Deputy Treasurer of other Fidelity funds (2012-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as Assistant Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2012-2013), an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer of Fidelity's Equity and High Income Funds. Ms. Smith also serves as Deputy Treasurer of other Fidelity funds (2013-present) and is an employee of Fidelity Investments (2009-present). Previously, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as President and Treasurer (2013-present) and Assistant Treasurer (2010-present) of other Fidelity funds, Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2013-present), and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Deputy Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2008-2013), Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Gary W. Ryan (1958)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Small Cap Growth Fund voted to pay to shareholders of record at the opening of business, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Institutional Class	09/16/13	09/13/13	$2.234

The Institutional Class designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The Institutional Class designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2013, $193,398,519, or, if subsequently determined to be different, the net capital gain of such year.

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Small Cap Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is a part of the Fidelity family of funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in November 2011.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved.  In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following:  general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box) and 75th percentile (bottom of box) of the peer universe.

Annual Report

Fidelity Small Cap Growth Fund

The Board has discussed with FMR the fund's underperformance (based on the December 31, 2012 data presented herein) and has engaged with FMR to consider what steps might be taken to remediate the fund's underperformance. The Board noted that the fund's performance has improved for more recent periods.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 14% means that 86% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Small Cap Growth Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking.

Annual Report

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Institutional Class, the retail class, and Class F ranked below its competitive median for 2012 and the total expense ratio of Class T ranked above its competitive median for 2012. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its July 2013 meeting, the Board voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate" effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.

New York, NY

(Fidelity Investment logo)(registered trademark)

ASCPI-UANN-0913
1.803721.108

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Small Cap Value

Fund - Class A, Class T,
Class B and Class C

Annual Report

July 31, 2013

(Fidelity Cover Art)

Class A, Class T, Class B
and Class C are classes of
Fidelity® Small Cap Value Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended July 31, 2013	Past 1 year	Past 5 years	Life of fundA
Class A (incl. 5.75% sales charge)	31.09%	12.85%	10.70%
Class T (incl. 3.50% sales charge)	33.85%	13.11%	10.73%
Class B (incl. contingent deferred sales charge) B	33.07%	13.10%	10.78%
Class C (incl. contingent deferred sales charge) C	37.00%	13.35%	10.62%

A From November 3, 2004.

B Class B shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 5%, 2%, and 0%, respectively.

C Class C shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Small Cap Value Fund - Class A on November 3, 2004, when the fund started, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: The bull run in U.S. stocks comfortably settled into a fifth year, as major equity benchmarks ripped through records during the 12 months ending July 31, 2013. Gains were fueled by a generally improving global economy and accommodative monetary policies worldwide. The tone was positive for most of the year, based largely on stronger U.S. economic data, including employment, housing and consumer sentiment. Setting a series of new highs along the way, the broad-based S&P 500® Index rose an impressive 25.00% for the 12 months, while the blue-chip-laden Dow Jones Industrial AverageSM also moved into record territory en route to a 22.36% gain. The growth-oriented Nasdaq Composite Index® had a similarly strong run, advancing 25.15%. During the year, markets were resilient amid intermittent volatility over debt woes in Europe, the 2012 U.S. presidential election and year-end Congressional gridlock over the federal budget. In mid-to-late June, concern arose about the U.S. Federal Reserve possibly tapering its sustaining bond-buying strategy - which prompted a brief, but steep, market sell-off. However, investors' continued quest for yield and the Fed's pledge to keep buying bonds until the economy showed significant improvement overpowered the uncertainty and helped equities climb notably higher in July to close the period on a strong note.

Comments from Charles Myers, who became Lead Portfolio Manager of Fidelity Advisor® Small Cap Value Fund on January 1, 2013: For the year, the fund's Class A, Class T, Class B and Class C shares returned 39.09%, 38.70%, 38.07% and 38.00%, respectively (excluding sales charges), versus 34.15% for the Russell 2000® Value Index. The biggest contribution, by far, came from the financials sector. Stock picking in consumer staples also added significant value, while industrials hurt. Our strategy emphasizes individual stock picking while striving to minimize the performance impact of other factors, including sector over- and underweightings. The fund's top individual contributor was apparel manufacturer Hanesbrands, whose business fundamentals continued to improve. Also helping was Japanese broker Monex Group - benefiting in part from investors' renewed interest in Japan - and CapitalSource, a small-business lender that, in late July, agreed to be acquired at a premium price. None of these contributors was in the benchmark, and Monex was sold from the fund in May. In contrast, the biggest detractor was market maker Knight Capital Group, whose shares plummeted last August after a software glitch cost the firm hundreds of millions of dollars. We sold the fund's stake soon after. GrafTech International, a maker of high-end graphite electrodes, also hurt results.

Note to shareholders: Derek Janssen became Co-Portfolio Manager on January 1, 2013.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2013 to July 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio B	Beginning Account Value February 1, 2013	Ending Account Value July 31, 2013	Expenses Paid During Period* February 1, 2013 to July 31, 2013
Class A	1.37%
Actual		$ 1,000.00	$ 1,155.80	$ 7.32
Hypothetical A		$ 1,000.00	$ 1,018.00	$ 6.85
Class T	1.61%
Actual		$ 1,000.00	$ 1,154.10	$ 8.60
Hypothetical A		$ 1,000.00	$ 1,016.81	$ 8.05
Class B	2.17%
Actual		$ 1,000.00	$ 1,151.70	$ 11.58
Hypothetical A		$ 1,000.00	$ 1,014.03	$ 10.84
Class C	2.13%
Actual		$ 1,000.00	$ 1,151.70	$ 11.36
Hypothetical A		$ 1,000.00	$ 1,014.23	$ 10.64
Small Cap Value	1.08%
Actual		$ 1,000.00	$ 1,157.40	$ 5.78
Hypothetical A		$ 1,000.00	$ 1,019.44	$ 5.41
Class F	.86%
Actual		$ 1,000.00	$ 1,158.90	$ 4.60
Hypothetical A		$ 1,000.00	$ 1,020.53	$ 4.31
Institutional Class	1.08%
Actual		$ 1,000.00	$ 1,157.30	$ 5.78
Hypothetical A		$ 1,000.00	$ 1,019.44	$ 5.41

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Federated Investors, Inc. Class B (non-vtg.)	3.2	0.6
Hanesbrands, Inc.	3.2	2.5
TCF Financial Corp.	2.8	2.9
Superior Energy Services, Inc.	2.6	3.1
Tech Data Corp.	2.3	2.2
CapitalSource, Inc.	2.3	2.0
HNI Corp.	2.3	2.5
j2 Global, Inc.	2.2	1.3
DCT Industrial Trust, Inc.	2.1	2.5
Berry Petroleum Co. Class A	2.1	2.7
	25.1
Top Five Market Sectors as of July 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	37.7	36.2
Industrials	14.7	14.6
Consumer Discretionary	13.8	13.1
Information Technology	13.6	11.7
Health Care	5.2	6.0
Asset Allocation (% of fund's net assets)
As of July 31, 2013*		As of January 31, 2013**
	Stocks 99.8%		Stocks 98.8%
	Short-Term Investments and Net Other Assets (Liabilities) 0.2%		Short-Term Investments and Net Other Assets (Liabilities) 1.2%
* Foreign investments	6.6%	** Foreign investments	8.9%

Annual Report

Investments July 31, 2013

Showing Percentage of Net Assets

Common Stocks - 99.8%
	Shares	Value
CONSUMER DISCRETIONARY - 13.8%
Diversified Consumer Services - 1.3%
Regis Corp. (e)	3,316,000	$ 57,598,920
Household Durables - 1.7%
Tempur-Pedic International, Inc. (a)	1,800,000	71,370,000
Media - 1.4%
Valassis Communications, Inc. (d)(e)	2,103,041	60,210,064
Multiline Retail - 1.1%
Big Lots, Inc. (a)	1,250,000	45,162,500
Specialty Retail - 5.0%
Asbury Automotive Group, Inc. (a)	1,070,000	52,258,800
Genesco, Inc. (a)	856,128	60,254,289
Rent-A-Center, Inc.	2,021,167	80,826,468
Tsutsumi Jewelry Co. Ltd.	795,800	18,368,991
		211,708,548
Textiles, Apparel & Luxury Goods - 3.3%
Hanesbrands, Inc.	2,100,000	133,266,000
Vera Bradley, Inc. (a)(d)	231,000	5,599,440
		138,865,440
TOTAL CONSUMER DISCRETIONARY		584,915,472
CONSUMER STAPLES - 1.6%
Food Products - 1.6%
Chiquita Brands International, Inc. (a)	1,783,600	21,545,888
Post Holdings, Inc. (a)	984,700	45,680,233
		67,226,121
Household Products - 0.0%
Spectrum Brands Holdings, Inc.	25,100	1,416,142
TOTAL CONSUMER STAPLES		68,642,263
ENERGY - 4.8%
Energy Equipment & Services - 2.7%
ShawCor Ltd.	100,900	4,533,672
Superior Energy Services, Inc. (a)	4,211,000	107,885,820
		112,419,492
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - 2.1%
Berry Petroleum Co. Class A	2,156,970	$ 87,465,134
World Fuel Services Corp.	56,000	2,169,440
		89,634,574
TOTAL ENERGY		202,054,066
FINANCIALS - 37.7%
Capital Markets - 4.7%
Federated Investors, Inc. Class B (non-vtg.) (d)	4,644,763	134,837,471
Waddell & Reed Financial, Inc. Class A	1,300,000	66,378,000
		201,215,471
Commercial Banks - 12.8%
Associated Banc-Corp.	4,500,000	76,230,000
CapitalSource, Inc.	8,128,000	98,348,800
City National Corp.	1,200,000	83,436,000
CVB Financial Corp.	450,000	5,890,500
First Citizen Bancshares, Inc.	222,700	46,655,650
National Penn Bancshares, Inc.	4,400,000	47,476,000
PacWest Bancorp	1,900,000	67,298,000
TCF Financial Corp.	7,700,000	117,348,000
		542,682,950
Consumer Finance - 2.5%
Cash America International, Inc. (d)	816,900	34,309,800
EZCORP, Inc. (non-vtg.) Class A (a)	1,779,788	32,178,567
World Acceptance Corp. (a)(d)	475,000	39,558,000
		106,046,367
Insurance - 8.4%
Aspen Insurance Holdings Ltd.	2,300,000	86,227,000
Endurance Specialty Holdings Ltd.	1,486,000	78,208,180
Platinum Underwriters Holdings Ltd. (e)	1,466,099	85,165,691
ProAssurance Corp.	1,100,000	58,883,000
StanCorp Financial Group, Inc.	850,000	45,126,500
		353,610,371
Real Estate Investment Trusts - 5.9%
DCT Industrial Trust, Inc.	11,980,586	89,974,201
Franklin Street Properties Corp.	4,800,000	63,888,000
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Investment Trusts - continued
Highwoods Properties, Inc. (SBI)	1,720,330	$ 62,413,572
National Retail Properties, Inc.	900,000	31,491,000
		247,766,773
Thrifts & Mortgage Finance - 3.4%
Astoria Financial Corp. (e)	5,199,999	63,439,988
Washington Federal, Inc.	3,652,100	79,433,175
		142,873,163
TOTAL FINANCIALS		1,594,195,095
HEALTH CARE - 5.2%
Health Care Equipment & Supplies - 1.9%
Hill-Rom Holdings, Inc.	1,060,000	39,294,200
Integra LifeSciences Holdings Corp. (a)	1,050,000	41,359,500
		80,653,700
Health Care Providers & Services - 3.3%
AmSurg Corp. (a)	1,220,000	47,714,200
Chemed Corp.	490,700	34,638,513
MEDNAX, Inc. (a)	600,000	58,452,000
		140,804,713
TOTAL HEALTH CARE		221,458,413
INDUSTRIALS - 14.7%
Commercial Services & Supplies - 8.4%
ACCO Brands Corp. (a)(e)	10,630,885	70,270,150
HNI Corp. (e)	2,552,800	97,287,208
Knoll, Inc.	1,940,000	32,048,800
Quad/Graphics, Inc. (d)(e)	2,675,000	75,007,000
United Stationers, Inc.	1,980,800	81,985,312
		356,598,470
Electrical Equipment - 2.7%
EnerSys	1,065,000	56,359,800
GrafTech International Ltd. (a)(e)	7,709,000	57,971,680
		114,331,480
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Machinery - 1.5%
Blount International, Inc. (a)(e)	2,975,000	$ 39,210,500
Columbus McKinnon Corp. (NY Shares) (a)(e)	1,050,000	23,226,000
		62,436,500
Trading Companies & Distributors - 2.1%
WESCO International, Inc. (a)(d)	1,138,633	86,285,609
TOTAL INDUSTRIALS		619,652,059
INFORMATION TECHNOLOGY - 13.6%
Communications Equipment - 1.0%
Polycom, Inc. (a)	3,805,145	36,377,186
ViaSat, Inc. (a)	95,000	6,345,050
		42,722,236
Electronic Equipment & Components - 5.3%
Ingram Micro, Inc. Class A (a)	3,435,000	78,421,050
Ryoyo Electro Corp.	1,110,600	8,961,025
SYNNEX Corp. (a)	790,000	39,120,800
Tech Data Corp. (a)(e)	1,923,707	98,763,117
		225,265,992
Internet Software & Services - 2.2%
j2 Global, Inc. (d)	2,000,000	91,540,000
IT Services - 2.0%
CACI International, Inc. Class A (a)(d)(e)	1,265,534	84,031,458
Software - 3.1%
Monotype Imaging Holdings, Inc. (e)	2,499,731	61,318,401
SS&C Technologies Holdings, Inc. (a)	2,000,000	71,560,000
		132,878,401
TOTAL INFORMATION TECHNOLOGY		576,438,087
MATERIALS - 4.5%
Chemicals - 1.9%
PolyOne Corp.	2,800,000	80,948,000
Metals & Mining - 2.6%
Carpenter Technology Corp.	438,880	22,944,646
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Metals & Mining - continued
Haynes International, Inc.	582,903	$ 28,037,634
RTI International Metals, Inc. (a)(e)	1,880,000	57,622,000
		108,604,280
TOTAL MATERIALS		189,552,280
UTILITIES - 3.9%
Electric Utilities - 2.9%
UIL Holdings Corp.	1,550,000	63,302,000
UNS Energy Corp.	1,150,000	58,477,500
		121,779,500
Gas Utilities - 1.0%
Southwest Gas Corp.	836,756	41,536,568
TOTAL UTILITIES		163,316,068
TOTAL COMMON STOCKS (Cost $3,044,578,546)		4,220,223,803
Money Market Funds - 2.0%

Fidelity Cash Central Fund, 0.11% (b)	28,466,432	28,466,432
Fidelity Securities Lending Cash Central Fund, 0.12% (b)(c)	57,800,650	57,800,650
TOTAL MONEY MARKET FUNDS (Cost $86,267,082)		86,267,082
TOTAL INVESTMENT PORTFOLIO - 101.8% (Cost $3,130,845,628)		4,306,490,885
NET OTHER ASSETS (LIABILITIES) - (1.8)%		(76,083,401)
NET ASSETS - 100%		$ 4,230,407,484
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 25,999
Fidelity Securities Lending Cash Central Fund	546,053
Total	$ 572,052
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
ACCO Brands Corp.	$ 18,634,000	$ 60,186,015	$ -	$ -	$ 70,270,150
Astoria Financial Corp.	51,038,992	-	2,635,044	864,648	63,439,988
Blount International, Inc.	37,039,161	4,861,737	-	-	39,210,500
CACI International, Inc. Class A	-	70,903,692	-	-	84,031,458
Chiquita Brands International, Inc.	17,482,500	-	18,750,066	-	-
Columbus McKinnon Corp. (NY Shares)	15,414,197	33,512	-	-	23,226,000
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Forestar Group, Inc.	$ 22,724,438	$ -	$ 37,180,120	$ -	$ -
Franklin Street Properties Corp.	32,769,200	18,353,991	-	1,420,207	-
GrafTech International Ltd.	62,334,250	15,596,640	-	-	57,971,680
HNI Corp.	71,739,000	-	5,753,822	2,592,000	97,287,208
j2 Global, Inc.	38,011,100	45,217,336	27,957,107	1,829,466	-
Miraial Co. Ltd.	10,410,478	-	12,126,954	294,642	-
Monotype Imaging Holdings, Inc.	38,936,219	295,917	4,511,476	533,522	61,318,401
PacWest Bancorp	42,557,616	917,960	-	1,759,368	-
Platinum Underwriters Holdings Ltd.	64,411,165	-	12,819,753	528,121	85,165,691
Quad/Graphics, Inc.	28,908,484	12,835,355	-	8,161,250	75,007,000
Regis Corp.	52,452,000	4,787,419	1,424,813	798,000	57,598,920
RTI International Metals, Inc.	42,206,000	-	-	-	57,622,000
Ryoyo Electro Corp.	20,552,790	-	7,311,306	462,475	-
Tech Data Corp.	50,100,000	44,833,638	-	-	98,763,117
Valassis Communications, Inc.	35,733,655	13,478,788	-	1,955,518	60,210,064
Western Liberty Bancorp	2,879,407	-	3,071,972	-	-
Total	$ 756,334,652	$ 292,302,000	$ 133,542,433	$ 21,199,217	$ 931,122,177
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2013

Assets
Investment in securities, at value (including securities loaned of $56,776,323) - See accompanying schedule: Unaffiliated issuers (cost $2,332,604,982)	$ 3,289,101,626
Fidelity Central Funds (cost $86,267,082)	86,267,082
Other affiliated issuers (cost $711,973,564)	931,122,177
Total Investments (cost $3,130,845,628)		$ 4,306,490,885
Receivable for investments sold		4,040,206
Receivable for fund shares sold		4,754,743
Dividends receivable		2,311,882
Distributions receivable from Fidelity Central Funds		43,534
Other receivables		26,704
Total assets		4,317,667,954

Liabilities
Payable for investments purchased	$ 4,404,382
Payable for fund shares redeemed	21,283,940
Accrued management fee	2,842,312
Distribution and service plan fees payable	168,389
Other affiliated payables	692,724
Other payables and accrued expenses	68,073
Collateral on securities loaned, at value	57,800,650
Total liabilities		87,260,470

Net Assets		$ 4,230,407,484
Net Assets consist of:
Paid in capital		$ 2,788,449,989
Undistributed net investment income		6,475,378
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		259,835,177
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,175,646,940
Net Assets		$ 4,230,407,484

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

July 31, 2013

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($275,265,209 ÷ 13,787,655 shares)	$ 19.96

Maximum offering price per share (100/94.25 of $19.96)	$ 21.18
Class T: Net Asset Value and redemption price per share ($107,443,503 ÷ 5,452,804 shares)	$ 19.70

Maximum offering price per share (100/96.50 of $19.70)	$ 20.41
Class B: Net Asset Value and offering price per share ($7,052,013 ÷ 370,046 shares)A	$ 19.06

Class C: Net Asset Value and offering price per share ($76,018,400 ÷ 3,988,294 shares)A	$ 19.06

Small Cap Value: Net Asset Value, offering price and redemption price per share ($2,672,853,587 ÷ 132,174,679 shares)	$ 20.22

Class F: Net Asset Value, offering price and redemption price per share ($732,192,591 ÷ 36,098,957 shares)	$ 20.28

Institutional Class: Net Asset Value, offering price and redemption price per share ($359,582,181 ÷ 17,774,629 shares)	$ 20.23

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended July 31, 2013

Investment Income
Dividends (including $21,199,217 earned from other affiliated issuers)		$ 60,413,973
Interest		105
Income from Fidelity Central Funds		572,052
Total income		60,986,130

Expenses
Management fee Basic fee	$ 24,334,495
Performance adjustment	3,446,198
Transfer agent fees	6,387,168
Distribution and service plan fees	1,603,302
Accounting and security lending fees	964,201
Custodian fees and expenses	78,850
Independent trustees' compensation	20,817
Registration fees	179,627
Audit	69,056
Legal	9,520
Interest	508
Miscellaneous	27,296
Total expenses before reductions	37,121,038
Expense reductions	(242,350)	36,878,688
Net investment income (loss)		24,107,442
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	283,388,788
Other affiliated issuers	17,171,945
Foreign currency transactions	124,131
Total net realized gain (loss)		300,684,864
Change in net unrealized appreciation (depreciation) on: Investment securities	820,353,456
Assets and liabilities in foreign currencies	1,060
Total change in net unrealized appreciation (depreciation)		820,354,516
Net gain (loss)		1,121,039,380
Net increase (decrease) in net assets resulting from operations		$ 1,145,146,822

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended July 31, 2013	Year ended July 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 24,107,442	$ 9,490,811
Net realized gain (loss)	300,684,864	99,657,152
Change in net unrealized appreciation (depreciation)	820,354,516	(37,724,900)
Net increase (decrease) in net assets resulting from operations	1,145,146,822	71,423,063
Distributions to shareholders from net investment income	(21,412,021)	(3,813,704)
Distributions to shareholders from net realized gain	(85,195,362)	(148,970,854)
Total distributions	(106,607,383)	(152,784,558)
Share transactions - net increase (decrease)	507,448,391	230,904,084
Redemption fees	726,904	569,163
Total increase (decrease) in net assets	1,546,714,734	150,111,752

Net Assets
Beginning of period	2,683,692,750	2,533,580,998
End of period (including undistributed net investment income of $6,475,378 and undistributed net investment income of $4,596,351, respectively)	$ 4,230,407,484	$ 2,683,692,750

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 14.86	$ 15.48	$ 13.45	$ 11.13	$ 11.82
Income from Investment Operations
Net investment income (loss) C	.07	.01	.01 F	.02 G	.08
Net realized and unrealized gain (loss)	5.57	.30	2.22	2.33	(.60)
Total from investment operations	5.64	.31	2.23	2.35	(.52)
Distributions from net investment income	(.07)	(.01)	(.08)	(.03)	(.06)
Distributions from net realized gain	(.47)	(.93)	(.12)	-	(.11)
Total distributions	(.54)	(.93) J	(.20)	(.03)	(.17)
Redemption fees added to paid in capital C,I	-	-	-	-	-
Net asset value, end of period	$ 19.96	$ 14.86	$ 15.48	$ 13.45	$ 11.13
Total Return A,B	39.09%	3.24%	16.72%	21.16%	(4.37)%
Ratios to Average Net Assets D,H
Expenses before reductions	1.36%	1.44%	1.44%	1.47%	1.45%
Expenses net of fee waivers, if any	1.36%	1.44%	1.43%	1.40%	1.40%
Expenses net of all reductions	1.36%	1.44%	1.43%	1.39%	1.40%
Net investment income (loss)	.41%	.09%	.06% F	.17% G	.81%
Supplemental Data
Net assets, end of period (000 omitted)	$ 275,265	$ 150,285	$ 140,707	$ 96,994	$ 55,029
Portfolio turnover rate E	29%	27%	22%	49%	51%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.31)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.10)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J Total distributions of $.93 per share is comprised of distributions from net investment income of $.006 and distributions from net realized gain of $.925 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended July 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 14.70	$ 15.34	$ 13.34	$ 11.05	$ 11.74
Income from Investment Operations
Net investment income (loss) C	.03	(.02)	(.03) F	(.01) G	.05
Net realized and unrealized gain (loss)	5.50	.31	2.20	2.31	(.59)
Total from investment operations	5.53	.29	2.17	2.30	(.54)
Distributions from net investment income	(.06)	-	(.05)	(.01)	(.04)
Distributions from net realized gain	(.47)	(.93)	(.12)	-	(.11)
Total distributions	(.53)	(.93)	(.17)	(.01)	(.15)
Redemption fees added to paid in capital C,I	-	-	-	-	-
Net asset value, end of period	$ 19.70	$ 14.70	$ 15.34	$ 13.34	$ 11.05
Total Return A,B	38.70%	3.08%	16.36%	20.87%	(4.57)%
Ratios to Average Net Assets D,H
Expenses before reductions	1.60%	1.67%	1.70%	1.72%	1.70%
Expenses net of fee waivers, if any	1.60%	1.67%	1.69%	1.65%	1.65%
Expenses net of all reductions	1.59%	1.67%	1.69%	1.64%	1.65%
Net investment income (loss)	.18%	(.14)%	(.19)% F	(.08)% G	.56%
Supplemental Data
Net assets, end of period (000 omitted)	$ 107,444	$ 57,514	$ 55,845	$ 44,091	$ 28,534
Portfolio turnover rate E	29%	27%	22%	49%	51%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.57)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.35)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 14.27	$ 15.00	$ 13.08	$ 10.88	$ 11.60
Income from Investment Operations
Net investment income (loss) C	(.06)	(.09)	(.10) F	(.07) G	.01
Net realized and unrealized gain (loss)	5.34	.29	2.15	2.27	(.59)
Total from investment operations	5.28	.20	2.05	2.20	(.58)
Distributions from net investment income	(.02)	-	(.01)	-	(.03)
Distributions from net realized gain	(.47)	(.93)	(.12)	-	(.11)
Total distributions	(.49)	(.93)	(.13)	-	(.14)
Redemption fees added to paid in capital C,I	-	-	-	-	-
Net asset value, end of period	$ 19.06	$ 14.27	$ 15.00	$ 13.08	$ 10.88
Total Return A,B	38.07%	2.51%	15.80%	20.22%	(5.05)%
Ratios to Average Net Assets D,H
Expenses before reductions	2.15%	2.19%	2.20%	2.22%	2.20%
Expenses net of fee waivers, if any	2.15%	2.19%	2.19%	2.15%	2.15%
Expenses net of all reductions	2.14%	2.19%	2.19%	2.14%	2.15%
Net investment income (loss)	(.37)%	(.66)%	(.69)% F	(.58)% G	.06%
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,052	$ 6,675	$ 8,549	$ 9,747	$ 7,153
Portfolio turnover rate E	29%	27%	22%	49%	51%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.07)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.85)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 14.28	$ 15.01	$ 13.08	$ 10.89	$ 11.60
Income from Investment Operations
Net investment income (loss) C	(.06)	(.09)	(.10) F	(.07) G	.01
Net realized and unrealized gain (loss)	5.34	.29	2.17	2.26	(.58)
Total from investment operations	5.28	.20	2.07	2.19	(.57)
Distributions from net investment income	(.03)	-	(.02)	-	(.03)
Distributions from net realized gain	(.47)	(.93)	(.12)	-	(.11)
Total distributions	(.50)	(.93)	(.14)	-	(.14)
Redemption fees added to paid in capital C,I	-	-	-	-	-
Net asset value, end of period	$ 19.06	$ 14.28	$ 15.01	$ 13.08	$ 10.89
Total Return A,B	38.00%	2.52%	15.91%	20.11%	(4.98)%
Ratios to Average Net Assets D,H
Expenses before reductions	2.13%	2.19%	2.18%	2.22%	2.20%
Expenses net of fee waivers, if any	2.13%	2.19%	2.18%	2.15%	2.15%
Expenses net of all reductions	2.12%	2.19%	2.18%	2.14%	2.15%
Net investment income (loss)	(.35)%	(.66)%	(.68)% F	(.58)% G	.06%
Supplemental Data
Net assets, end of period (000 omitted)	$ 76,018	$ 47,265	$ 47,457	$ 37,346	$ 21,345
Portfolio turnover rate E	29%	27%	22%	49%	51%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.06)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.85)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Small Cap Value

Years ended July 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 15.05	$ 15.62	$ 13.56	$ 11.22	$ 11.91
Income from Investment Operations
Net investment income (loss) B	.12	.06	.06 E	.05 F	.10
Net realized and unrealized gain (loss)	5.63	.32	2.23	2.34	(.60)
Total from investment operations	5.75	.38	2.29	2.39	(.50)
Distributions from net investment income	(.11)	(.02)	(.10)	(.05)	(.08)
Distributions from net realized gain	(.47)	(.93)	(.13)	-	(.11)
Total distributions	(.58)	(.95)	(.23)	(.05)	(.19)
Redemption fees added to paid in capital B,H	-	-	-	-	-
Net asset value, end of period	$ 20.22	$ 15.05	$ 15.62	$ 13.56	$ 11.22
Total Return A	39.45%	3.67%	17.03%	21.32%	(4.15)%
Ratios to Average Net Assets C,G
Expenses before reductions	1.07%	1.13%	1.13%	1.18%	1.20%
Expenses net of fee waivers, if any	1.07%	1.13%	1.13%	1.18%	1.20%
Expenses net of all reductions	1.06%	1.13%	1.13%	1.17%	1.20%
Net investment income (loss)	.71%	.41%	.37% E	.39% F	1.01%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,672,854	$ 1,756,962	$ 1,899,805	$ 1,770,675	$ 1,488,736
Portfolio turnover rate D	29%	27%	22%	49%	51%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.01)%.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .12%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended July 31,	2013	2012	2011	2010	2009 I
Selected Per-Share Data
Net asset value, beginning of period	$ 15.09	$ 15.64	$ 13.58	$ 11.22	$ 10.27
Income from Investment Operations
Net investment income (loss) D	.16	.09	.09 G	.09 H	.01
Net realized and unrealized gain (loss)	5.65	.32	2.23	2.34	.94
Total from investment operations	5.81	.41	2.32	2.43	.95
Distributions from net investment income	(.15)	(.04)	(.14)	(.07)	-
Distributions from net realized gain	(.47)	(.93)	(.13)	-	-
Total distributions	(.62)	(.96) L	(.26) M	(.07)	-
Redemption fees added to paid in capital D,K	-	-	-	-	-
Net asset value, end of period	$ 20.28	$ 15.09	$ 15.64	$ 13.58	$ 11.22
Total Return B,C	39.79%	3.90%	17.31%	21.69%	9.25%
Ratios to Average Net Assets E,J
Expenses before reductions	.84%	.89%	.88%	.90%	.86% A
Expenses net of fee waivers, if any	.84%	.89%	.88%	.90%	.86% A
Expenses net of all reductions	.84%	.89%	.88%	.89%	.86% A
Net investment income (loss)	.93%	.64%	.61% G	.67% H	.64% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 732,193	$ 526,009	$ 279,653	$ 109,868	$ 159
Portfolio turnover rate F	29%	27%	22%	49%	51%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .24%.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .40%.

I For the period June 26, 2009 (commencement of sale of shares) to July 31, 2009.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

L Total distributions of $.96 per share is comprised of distributions from net investment income of $.036 and distributions from net realized gain of $.925 per share.

M Total distributions of $.26 per share is comprised of distributions from net investment income of $.138 and distributions from net realized gain of $.126 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 15.05	$ 15.63	$ 13.58	$ 11.24	$ 11.91
Income from Investment Operations
Net investment income (loss) B	.12	.06	.06 E	.06 F	.10
Net realized and unrealized gain (loss)	5.65	.31	2.23	2.34	(.59)
Total from investment operations	5.77	.37	2.29	2.40	(.49)
Distributions from net investment income	(.12)	(.02)	(.11)	(.06)	(.07)
Distributions from net realized gain	(.47)	(.93)	(.13)	-	(.11)
Total distributions	(.59)	(.95)	(.24)	(.06)	(.18)
Redemption fees added to paid in capital B,H	-	-	-	-	-
Net asset value, end of period	$ 20.23	$ 15.05	$ 15.63	$ 13.58	$ 11.24
Total Return A	39.54%	3.59%	17.02%	21.42%	(4.04)%
Ratios to Average Net Assets C,G
Expenses before reductions	1.07%	1.14%	1.10%	1.12%	1.20%
Expenses net of fee waivers, if any	1.07%	1.14%	1.10%	1.12%	1.15%
Expenses net of all reductions	1.06%	1.14%	1.10%	1.12%	1.15%
Net investment income (loss)	.70%	.39%	.39% E	.45% F	1.06%
Supplemental Data
Net assets, end of period (000 omitted)	$ 359,582	$ 138,981	$ 101,565	$ 78,440	$ 10,336
Portfolio turnover rate D	29%	27%	22%	49%	51%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .01%.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .18%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2013

1. Organization.

Fidelity Small Cap Value Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Small Cap Value, Class F and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Effective after the close of business on March 1, 2013, the Fund's other share classes were closed to new accounts with certain exceptions. Each class has exclusive voting rights with respect to matters that affect that class. Class F shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as investment manager. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by FMR and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of July 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions and losses deferred due to wash sales.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 1,227,810,766
Gross unrealized depreciation	(53,133,128)
Net unrealized appreciation (depreciation) on securities and other investments	$ 1,174,677,638

Tax Cost	$ 3,131,813,247

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 6,475,378
Undistributed long-term capital gain	$ 260,802,795
Net unrealized appreciation (depreciation)	$ 1,174,679,321

The tax character of distributions paid was as follows:

	July 31, 2013	July 31, 2012
Ordinary Income	$ 21,412,021	$ 3,813,704
Long-term Capital Gains	85,195,362	148,970,854
Total	$ 106,607,383	$ 152,784,558

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,422,626,355 and $998,724,082, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Small Cap Value as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .81% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 521,981	$ 17,754
Class T	.25%	.25%	393,892	3,578
Class B	.75%	.25%	69,430	52,493
Class C	.75%	.25%	617,999	153,559
			$ 1,603,302	$ 227,384
Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 49,310
Class T	9,353
Class B*	5,848
Class C*	4,577
$ 69,088

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class F. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 563,024.27
Class T	199,649.25
Class B	20,848.30
Class C	175,062.28
Small Cap Value	4,868,907.22
Institutional Class	559,678.23
	$ 6,387,168

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions - continued

(depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $28,205 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 5,199,400.35%		$ 508

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $7,721 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are

Annual Report

7. Security Lending - continued

disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $3,995,700. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $546,053, including $146,197 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom FMR places trades on behalf of the Fund include an amount in addition to trade execution, which is rebated back to the Fund to offset certain expenses. This amount totaled $235,596 for the period.

In addition, FMR reimbursed a portion of the Fund's operating expenses during the period in the amount of $6,754.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2013	2012
From net investment income
Class A	$ 785,355	$ 57,416
Class T	231,402	-
Class B	9,411	-
Class C	90,526	-
Small Cap Value	13,318,853	2,736,678
Class F	5,669,081	858,633
Institutional Class	1,307,393	160,977
Total	$ 21,412,021	$ 3,813,704
From net realized gain
Class A	$ 5,001,914	$ 8,369,079
Class T	1,871,336	3,332,444
Class B	211,601	513,839
Class C	1,589,582	2,835,863
Small Cap Value	54,759,308	109,450,254
Class F	17,097,966	18,207,376
Institutional Class	4,663,655	6,261,999
Total	$ 85,195,362	$ 148,970,854

Annual Report

Notes to Financial Statements - continued

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2013	2012	2013	2012
Class A
Shares sold	6,665,265	3,582,114	$ 113,825,347	$ 51,112,084
Reinvestment of distributions	357,182	639,382	5,478,656	7,957,627
Shares redeemed	(3,345,663)	(3,203,028)	(56,976,312)	(45,298,282)
Net increase (decrease)	3,676,784	1,018,468	$ 62,327,691	$ 13,771,429
Class T
Shares sold	2,420,486	1,074,645	$ 41,524,163	$ 15,238,625
Reinvestment of distributions	135,952	264,657	2,060,454	3,258,576
Shares redeemed	(1,017,057)	(1,066,289)	(17,196,752)	(14,773,000)
Net increase (decrease)	1,539,381	273,013	$ 26,387,865	$ 3,724,201
Class B
Shares sold	63,699	17,886	$ 1,033,590	$ 244,464
Reinvestment of distributions	12,922	36,117	189,673	433,889
Shares redeemed	(174,192)	(156,185)	(2,861,489)	(2,129,294)
Net increase (decrease)	(97,571)	(102,182)	$ (1,638,226)	$ (1,450,941)
Class C
Shares sold	1,262,288	840,854	$ 20,129,471	$ 11,606,643
Reinvestment of distributions	98,556	202,948	1,448,319	2,439,209
Shares redeemed	(683,043)	(895,789)	(11,003,236)	(12,102,998)
Net increase (decrease)	677,801	148,013	$ 10,574,554	$ 1,942,854
Small Cap Value
Shares sold	46,643,321	27,786,966	$ 815,184,196	$ 403,227,336
Reinvestment of distributions	4,065,017	8,564,707	63,037,497	107,820,730
Shares redeemed	(35,306,999)	(41,177,942)	(618,245,939)	(579,334,071)
Net increase (decrease)	15,401,339	(4,826,269)	$ 259,975,754	$ (68,286,005)
Class F
Shares sold	7,943,352	17,383,615	$ 133,806,197	$ 249,495,726
Reinvestment of distributions	1,465,154	1,506,337	22,767,047	19,066,009
Shares redeemed	(8,168,596)	(1,906,027)	(151,555,822)	(26,618,099)
Net increase (decrease)	1,239,910	16,983,925	$ 5,017,422	$ 241,943,636
Institutional Class
Shares sold	11,988,758	4,662,732	$ 206,274,907	$ 67,294,175
Reinvestment of distributions	337,968	445,761	5,246,517	5,619,794
Shares redeemed	(3,783,835)	(2,373,514)	(66,718,093)	(33,655,059)
Net increase (decrease)	8,542,891	2,734,979	$ 144,803,331	$ 39,258,910

Annual Report

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Fidelity Freedom Funds and Fidelity Freedom K Funds were the owners of record, in the aggregate, of approximately 31% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Small Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Small Cap Value Fund (a fund of Fidelity Securities Fund) at July 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Small Cap Value Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 16, 2013

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 166 Fidelity funds. Mr. Curvey oversees 387 Fidelity funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 230 Fidelity funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person of the trust and the fund (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund's are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)

Year of Election or Appointment: 2011

Mr. O'Hanley serves as a Trustee and Chairman of the Board of Trustees of other Fidelity funds (2013-present), and is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present) and serves as a Trustee of other Fidelity funds (2013-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present) and serves as a Trustee of other Fidelity funds (2013-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2008-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as Vice President of other Fidelity funds (2009-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (1964)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (1968)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Assistant Secretary of other Fidelity funds (2009-present), Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (1958)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (1968)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon also serves as Chief Compliance Officer of other Fidelity funds (2012-present). Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present), Deputy Treasurer (2008-present), and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (1971)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Deputy Treasurer of other Fidelity funds (2012-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as Assistant Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2012-2013), an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer of Fidelity's Equity and High Income Funds. Ms. Smith also serves as Deputy Treasurer of other Fidelity funds (2013-present) and is an employee of Fidelity Investments (2009-present). Previously, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as President and Treasurer (2013-present) and Assistant Treasurer (2010-present) of other Fidelity funds, Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2013-present), and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Deputy Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2008-2013), Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Gary W. Ryan (1958)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Small Cap Value Fund voted to pay to shareholders of record at the opening of business, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	09/16/13	09/13/13	$0.003	$1.252
Class T	09/16/13	09/13/13	$0.000	$1.252
Class B	09/16/13	09/13/13	$0.000	$1.252
Class C	09/16/13	09/13/13	$0.000	$1.252

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31,2013, $300,428,923, or, if subsequently determined to be different, the net capital gain of such year.

Class A, Class T, Class B, and Class C designate 100% of the dividends distributed in December, 2012 as indicated in the Corporate Qualifying memo distributed by the Tax department, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A, Class T, Class B, and Class C designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Small Cap Value Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is a part of the Fidelity family of funds.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in January 2013.

Annual Report

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved.  In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following:  general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box) and 75th percentile (bottom of box) of the peer universe.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Small Cap Value Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 14% means that 86% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity Small Cap Value Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Institutional Class, the retail class and Class F ranked below its competitive median for 2012, the total expense ratio of Class A ranked equal to its competitive median for 2012, and the total expense ratio of each of Class T, Class B and Class C ranked above its competitive median for 2012. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Annual Report

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board considered that although the fund is partially closed to new investors, it continues to incur investment management expenses, and marketing and distribution expenses related to the retention of existing shareholders and assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its July 2013 meeting, the Board voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate" effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.

New York, NY

(Fidelity Investment logo)(registered trademark)

ASCV-UANN-0913
1.803731.108

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Small Cap Value

Fund - Institutional Class

Annual Report

July 31, 2013

(Fidelity Cover Art)

Institutional Class
is a class of Fidelity®
Small Cap Value Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2013	Past 1 year	Past 5 years	Life of fundA
Institutional Class	39.54%	14.53%	11.79%

A From November 3, 2004.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Small Cap Value Fund - Institutional Class on November 3, 2004, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: The bull run in U.S. stocks comfortably settled into a fifth year, as major equity benchmarks ripped through records during the 12 months ending July 31, 2013. Gains were fueled by a generally improving global economy and accommodative monetary policies worldwide. The tone was positive for most of the year, based largely on stronger U.S. economic data, including employment, housing and consumer sentiment. Setting a series of new highs along the way, the broad-based S&P 500® Index rose an impressive 25.00% for the 12 months, while the blue-chip-laden Dow Jones Industrial AverageSM also moved into record territory en route to a 22.36% gain. The growth-oriented Nasdaq Composite Index® had a similarly strong run, advancing 25.15%. During the year, markets were resilient amid intermittent volatility over debt woes in Europe, the 2012 U.S. presidential election and year-end Congressional gridlock over the federal budget. In mid-to-late June, concern arose about the U.S. Federal Reserve possibly tapering its sustaining bond-buying strategy - which prompted a brief, but steep, market sell-off. However, investors' continued quest for yield and the Fed's pledge to keep buying bonds until the economy showed significant improvement overpowered the uncertainty and helped equities climb notably higher in July to close the period on a strong note.

Comments from Charles Myers, who became Lead Portfolio Manager of Fidelity Advisor® Small Cap Value Fund on January 1, 2013: For the year, the fund's Institutional Class shares gained 39.54%, versus 34.15% for the Russell 2000® Value Index. The biggest contribution, by far, came from the financials sector. Stock picking in consumer staples also added significant value, while industrials hurt. Our strategy emphasizes individual stock picking while striving to minimize the performance impact of other factors, including sector over- and underweightings. The fund's top individual contributor was apparel manufacturer Hanesbrands, whose business fundamentals continued to improve. Also helping was Japanese broker Monex Group - benefiting in part from investors' renewed interest in Japan - and CapitalSource, a small-business lender that, in late July, agreed to be acquired at a premium price. None of these contributors was in the benchmark, and Monex was sold from the fund in May. In contrast, the biggest detractor was market maker Knight Capital Group, whose shares plummeted last August after a software glitch cost the firm hundreds of millions of dollars. We sold the fund's stake soon after. GrafTech International, a maker of high-end graphite electrodes, also hurt results.

Note to shareholders: Derek Janssen became Co-Portfolio Manager on January 1, 2013.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2013 to July 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio B	Beginning Account Value February 1, 2013	Ending Account Value July 31, 2013	Expenses Paid During Period* February 1, 2013 to July 31, 2013
Class A	1.37%
Actual		$ 1,000.00	$ 1,155.80	$ 7.32
Hypothetical A		$ 1,000.00	$ 1,018.00	$ 6.85
Class T	1.61%
Actual		$ 1,000.00	$ 1,154.10	$ 8.60
Hypothetical A		$ 1,000.00	$ 1,016.81	$ 8.05
Class B	2.17%
Actual		$ 1,000.00	$ 1,151.70	$ 11.58
Hypothetical A		$ 1,000.00	$ 1,014.03	$ 10.84
Class C	2.13%
Actual		$ 1,000.00	$ 1,151.70	$ 11.36
Hypothetical A		$ 1,000.00	$ 1,014.23	$ 10.64
Small Cap Value	1.08%
Actual		$ 1,000.00	$ 1,157.40	$ 5.78
Hypothetical A		$ 1,000.00	$ 1,019.44	$ 5.41
Class F	.86%
Actual		$ 1,000.00	$ 1,158.90	$ 4.60
Hypothetical A		$ 1,000.00	$ 1,020.53	$ 4.31
Institutional Class	1.08%
Actual		$ 1,000.00	$ 1,157.30	$ 5.78
Hypothetical A		$ 1,000.00	$ 1,019.44	$ 5.41

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Federated Investors, Inc. Class B (non-vtg.)	3.2	0.6
Hanesbrands, Inc.	3.2	2.5
TCF Financial Corp.	2.8	2.9
Superior Energy Services, Inc.	2.6	3.1
Tech Data Corp.	2.3	2.2
CapitalSource, Inc.	2.3	2.0
HNI Corp.	2.3	2.5
j2 Global, Inc.	2.2	1.3
DCT Industrial Trust, Inc.	2.1	2.5
Berry Petroleum Co. Class A	2.1	2.7
	25.1
Top Five Market Sectors as of July 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	37.7	36.2
Industrials	14.7	14.6
Consumer Discretionary	13.8	13.1
Information Technology	13.6	11.7
Health Care	5.2	6.0
Asset Allocation (% of fund's net assets)
As of July 31, 2013*		As of January 31, 2013**
	Stocks 99.8%		Stocks 98.8%
	Short-Term Investments and Net Other Assets (Liabilities) 0.2%		Short-Term Investments and Net Other Assets (Liabilities) 1.2%
* Foreign investments	6.6%	** Foreign investments	8.9%

Annual Report

Investments July 31, 2013

Showing Percentage of Net Assets

Common Stocks - 99.8%
	Shares	Value
CONSUMER DISCRETIONARY - 13.8%
Diversified Consumer Services - 1.3%
Regis Corp. (e)	3,316,000	$ 57,598,920
Household Durables - 1.7%
Tempur-Pedic International, Inc. (a)	1,800,000	71,370,000
Media - 1.4%
Valassis Communications, Inc. (d)(e)	2,103,041	60,210,064
Multiline Retail - 1.1%
Big Lots, Inc. (a)	1,250,000	45,162,500
Specialty Retail - 5.0%
Asbury Automotive Group, Inc. (a)	1,070,000	52,258,800
Genesco, Inc. (a)	856,128	60,254,289
Rent-A-Center, Inc.	2,021,167	80,826,468
Tsutsumi Jewelry Co. Ltd.	795,800	18,368,991
		211,708,548
Textiles, Apparel & Luxury Goods - 3.3%
Hanesbrands, Inc.	2,100,000	133,266,000
Vera Bradley, Inc. (a)(d)	231,000	5,599,440
		138,865,440
TOTAL CONSUMER DISCRETIONARY		584,915,472
CONSUMER STAPLES - 1.6%
Food Products - 1.6%
Chiquita Brands International, Inc. (a)	1,783,600	21,545,888
Post Holdings, Inc. (a)	984,700	45,680,233
		67,226,121
Household Products - 0.0%
Spectrum Brands Holdings, Inc.	25,100	1,416,142
TOTAL CONSUMER STAPLES		68,642,263
ENERGY - 4.8%
Energy Equipment & Services - 2.7%
ShawCor Ltd.	100,900	4,533,672
Superior Energy Services, Inc. (a)	4,211,000	107,885,820
		112,419,492
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - 2.1%
Berry Petroleum Co. Class A	2,156,970	$ 87,465,134
World Fuel Services Corp.	56,000	2,169,440
		89,634,574
TOTAL ENERGY		202,054,066
FINANCIALS - 37.7%
Capital Markets - 4.7%
Federated Investors, Inc. Class B (non-vtg.) (d)	4,644,763	134,837,471
Waddell & Reed Financial, Inc. Class A	1,300,000	66,378,000
		201,215,471
Commercial Banks - 12.8%
Associated Banc-Corp.	4,500,000	76,230,000
CapitalSource, Inc.	8,128,000	98,348,800
City National Corp.	1,200,000	83,436,000
CVB Financial Corp.	450,000	5,890,500
First Citizen Bancshares, Inc.	222,700	46,655,650
National Penn Bancshares, Inc.	4,400,000	47,476,000
PacWest Bancorp	1,900,000	67,298,000
TCF Financial Corp.	7,700,000	117,348,000
		542,682,950
Consumer Finance - 2.5%
Cash America International, Inc. (d)	816,900	34,309,800
EZCORP, Inc. (non-vtg.) Class A (a)	1,779,788	32,178,567
World Acceptance Corp. (a)(d)	475,000	39,558,000
		106,046,367
Insurance - 8.4%
Aspen Insurance Holdings Ltd.	2,300,000	86,227,000
Endurance Specialty Holdings Ltd.	1,486,000	78,208,180
Platinum Underwriters Holdings Ltd. (e)	1,466,099	85,165,691
ProAssurance Corp.	1,100,000	58,883,000
StanCorp Financial Group, Inc.	850,000	45,126,500
		353,610,371
Real Estate Investment Trusts - 5.9%
DCT Industrial Trust, Inc.	11,980,586	89,974,201
Franklin Street Properties Corp.	4,800,000	63,888,000
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Investment Trusts - continued
Highwoods Properties, Inc. (SBI)	1,720,330	$ 62,413,572
National Retail Properties, Inc.	900,000	31,491,000
		247,766,773
Thrifts & Mortgage Finance - 3.4%
Astoria Financial Corp. (e)	5,199,999	63,439,988
Washington Federal, Inc.	3,652,100	79,433,175
		142,873,163
TOTAL FINANCIALS		1,594,195,095
HEALTH CARE - 5.2%
Health Care Equipment & Supplies - 1.9%
Hill-Rom Holdings, Inc.	1,060,000	39,294,200
Integra LifeSciences Holdings Corp. (a)	1,050,000	41,359,500
		80,653,700
Health Care Providers & Services - 3.3%
AmSurg Corp. (a)	1,220,000	47,714,200
Chemed Corp.	490,700	34,638,513
MEDNAX, Inc. (a)	600,000	58,452,000
		140,804,713
TOTAL HEALTH CARE		221,458,413
INDUSTRIALS - 14.7%
Commercial Services & Supplies - 8.4%
ACCO Brands Corp. (a)(e)	10,630,885	70,270,150
HNI Corp. (e)	2,552,800	97,287,208
Knoll, Inc.	1,940,000	32,048,800
Quad/Graphics, Inc. (d)(e)	2,675,000	75,007,000
United Stationers, Inc.	1,980,800	81,985,312
		356,598,470
Electrical Equipment - 2.7%
EnerSys	1,065,000	56,359,800
GrafTech International Ltd. (a)(e)	7,709,000	57,971,680
		114,331,480
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Machinery - 1.5%
Blount International, Inc. (a)(e)	2,975,000	$ 39,210,500
Columbus McKinnon Corp. (NY Shares) (a)(e)	1,050,000	23,226,000
		62,436,500
Trading Companies & Distributors - 2.1%
WESCO International, Inc. (a)(d)	1,138,633	86,285,609
TOTAL INDUSTRIALS		619,652,059
INFORMATION TECHNOLOGY - 13.6%
Communications Equipment - 1.0%
Polycom, Inc. (a)	3,805,145	36,377,186
ViaSat, Inc. (a)	95,000	6,345,050
		42,722,236
Electronic Equipment & Components - 5.3%
Ingram Micro, Inc. Class A (a)	3,435,000	78,421,050
Ryoyo Electro Corp.	1,110,600	8,961,025
SYNNEX Corp. (a)	790,000	39,120,800
Tech Data Corp. (a)(e)	1,923,707	98,763,117
		225,265,992
Internet Software & Services - 2.2%
j2 Global, Inc. (d)	2,000,000	91,540,000
IT Services - 2.0%
CACI International, Inc. Class A (a)(d)(e)	1,265,534	84,031,458
Software - 3.1%
Monotype Imaging Holdings, Inc. (e)	2,499,731	61,318,401
SS&C Technologies Holdings, Inc. (a)	2,000,000	71,560,000
		132,878,401
TOTAL INFORMATION TECHNOLOGY		576,438,087
MATERIALS - 4.5%
Chemicals - 1.9%
PolyOne Corp.	2,800,000	80,948,000
Metals & Mining - 2.6%
Carpenter Technology Corp.	438,880	22,944,646
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Metals & Mining - continued
Haynes International, Inc.	582,903	$ 28,037,634
RTI International Metals, Inc. (a)(e)	1,880,000	57,622,000
		108,604,280
TOTAL MATERIALS		189,552,280
UTILITIES - 3.9%
Electric Utilities - 2.9%
UIL Holdings Corp.	1,550,000	63,302,000
UNS Energy Corp.	1,150,000	58,477,500
		121,779,500
Gas Utilities - 1.0%
Southwest Gas Corp.	836,756	41,536,568
TOTAL UTILITIES		163,316,068
TOTAL COMMON STOCKS (Cost $3,044,578,546)		4,220,223,803
Money Market Funds - 2.0%

Fidelity Cash Central Fund, 0.11% (b)	28,466,432	28,466,432
Fidelity Securities Lending Cash Central Fund, 0.12% (b)(c)	57,800,650	57,800,650
TOTAL MONEY MARKET FUNDS (Cost $86,267,082)		86,267,082
TOTAL INVESTMENT PORTFOLIO - 101.8% (Cost $3,130,845,628)		4,306,490,885
NET OTHER ASSETS (LIABILITIES) - (1.8)%		(76,083,401)
NET ASSETS - 100%		$ 4,230,407,484
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 25,999
Fidelity Securities Lending Cash Central Fund	546,053
Total	$ 572,052
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
ACCO Brands Corp.	$ 18,634,000	$ 60,186,015	$ -	$ -	$ 70,270,150
Astoria Financial Corp.	51,038,992	-	2,635,044	864,648	63,439,988
Blount International, Inc.	37,039,161	4,861,737	-	-	39,210,500
CACI International, Inc. Class A	-	70,903,692	-	-	84,031,458
Chiquita Brands International, Inc.	17,482,500	-	18,750,066	-	-
Columbus McKinnon Corp. (NY Shares)	15,414,197	33,512	-	-	23,226,000
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Forestar Group, Inc.	$ 22,724,438	$ -	$ 37,180,120	$ -	$ -
Franklin Street Properties Corp.	32,769,200	18,353,991	-	1,420,207	-
GrafTech International Ltd.	62,334,250	15,596,640	-	-	57,971,680
HNI Corp.	71,739,000	-	5,753,822	2,592,000	97,287,208
j2 Global, Inc.	38,011,100	45,217,336	27,957,107	1,829,466	-
Miraial Co. Ltd.	10,410,478	-	12,126,954	294,642	-
Monotype Imaging Holdings, Inc.	38,936,219	295,917	4,511,476	533,522	61,318,401
PacWest Bancorp	42,557,616	917,960	-	1,759,368	-
Platinum Underwriters Holdings Ltd.	64,411,165	-	12,819,753	528,121	85,165,691
Quad/Graphics, Inc.	28,908,484	12,835,355	-	8,161,250	75,007,000
Regis Corp.	52,452,000	4,787,419	1,424,813	798,000	57,598,920
RTI International Metals, Inc.	42,206,000	-	-	-	57,622,000
Ryoyo Electro Corp.	20,552,790	-	7,311,306	462,475	-
Tech Data Corp.	50,100,000	44,833,638	-	-	98,763,117
Valassis Communications, Inc.	35,733,655	13,478,788	-	1,955,518	60,210,064
Western Liberty Bancorp	2,879,407	-	3,071,972	-	-
Total	$ 756,334,652	$ 292,302,000	$ 133,542,433	$ 21,199,217	$ 931,122,177
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2013

Assets
Investment in securities, at value (including securities loaned of $56,776,323) - See accompanying schedule: Unaffiliated issuers (cost $2,332,604,982)	$ 3,289,101,626
Fidelity Central Funds (cost $86,267,082)	86,267,082
Other affiliated issuers (cost $711,973,564)	931,122,177
Total Investments (cost $3,130,845,628)		$ 4,306,490,885
Receivable for investments sold		4,040,206
Receivable for fund shares sold		4,754,743
Dividends receivable		2,311,882
Distributions receivable from Fidelity Central Funds		43,534
Other receivables		26,704
Total assets		4,317,667,954

Liabilities
Payable for investments purchased	$ 4,404,382
Payable for fund shares redeemed	21,283,940
Accrued management fee	2,842,312
Distribution and service plan fees payable	168,389
Other affiliated payables	692,724
Other payables and accrued expenses	68,073
Collateral on securities loaned, at value	57,800,650
Total liabilities		87,260,470

Net Assets		$ 4,230,407,484
Net Assets consist of:
Paid in capital		$ 2,788,449,989
Undistributed net investment income		6,475,378
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		259,835,177
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,175,646,940
Net Assets		$ 4,230,407,484

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

July 31, 2013

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($275,265,209 ÷ 13,787,655 shares)	$ 19.96

Maximum offering price per share (100/94.25 of $19.96)	$ 21.18
Class T: Net Asset Value and redemption price per share ($107,443,503 ÷ 5,452,804 shares)	$ 19.70

Maximum offering price per share (100/96.50 of $19.70)	$ 20.41
Class B: Net Asset Value and offering price per share ($7,052,013 ÷ 370,046 shares)A	$ 19.06

Class C: Net Asset Value and offering price per share ($76,018,400 ÷ 3,988,294 shares)A	$ 19.06

Small Cap Value: Net Asset Value, offering price and redemption price per share ($2,672,853,587 ÷ 132,174,679 shares)	$ 20.22

Class F: Net Asset Value, offering price and redemption price per share ($732,192,591 ÷ 36,098,957 shares)	$ 20.28

Institutional Class: Net Asset Value, offering price and redemption price per share ($359,582,181 ÷ 17,774,629 shares)	$ 20.23

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended July 31, 2013

Investment Income
Dividends (including $21,199,217 earned from other affiliated issuers)		$ 60,413,973
Interest		105
Income from Fidelity Central Funds		572,052
Total income		60,986,130

Expenses
Management fee Basic fee	$ 24,334,495
Performance adjustment	3,446,198
Transfer agent fees	6,387,168
Distribution and service plan fees	1,603,302
Accounting and security lending fees	964,201
Custodian fees and expenses	78,850
Independent trustees' compensation	20,817
Registration fees	179,627
Audit	69,056
Legal	9,520
Interest	508
Miscellaneous	27,296
Total expenses before reductions	37,121,038
Expense reductions	(242,350)	36,878,688
Net investment income (loss)		24,107,442
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	283,388,788
Other affiliated issuers	17,171,945
Foreign currency transactions	124,131
Total net realized gain (loss)		300,684,864
Change in net unrealized appreciation (depreciation) on: Investment securities	820,353,456
Assets and liabilities in foreign currencies	1,060
Total change in net unrealized appreciation (depreciation)		820,354,516
Net gain (loss)		1,121,039,380
Net increase (decrease) in net assets resulting from operations		$ 1,145,146,822

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended July 31, 2013	Year ended July 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 24,107,442	$ 9,490,811
Net realized gain (loss)	300,684,864	99,657,152
Change in net unrealized appreciation (depreciation)	820,354,516	(37,724,900)
Net increase (decrease) in net assets resulting from operations	1,145,146,822	71,423,063
Distributions to shareholders from net investment income	(21,412,021)	(3,813,704)
Distributions to shareholders from net realized gain	(85,195,362)	(148,970,854)
Total distributions	(106,607,383)	(152,784,558)
Share transactions - net increase (decrease)	507,448,391	230,904,084
Redemption fees	726,904	569,163
Total increase (decrease) in net assets	1,546,714,734	150,111,752

Net Assets
Beginning of period	2,683,692,750	2,533,580,998
End of period (including undistributed net investment income of $6,475,378 and undistributed net investment income of $4,596,351, respectively)	$ 4,230,407,484	$ 2,683,692,750

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 14.86	$ 15.48	$ 13.45	$ 11.13	$ 11.82
Income from Investment Operations
Net investment income (loss) C	.07	.01	.01 F	.02 G	.08
Net realized and unrealized gain (loss)	5.57	.30	2.22	2.33	(.60)
Total from investment operations	5.64	.31	2.23	2.35	(.52)
Distributions from net investment income	(.07)	(.01)	(.08)	(.03)	(.06)
Distributions from net realized gain	(.47)	(.93)	(.12)	-	(.11)
Total distributions	(.54)	(.93) J	(.20)	(.03)	(.17)
Redemption fees added to paid in capital C,I	-	-	-	-	-
Net asset value, end of period	$ 19.96	$ 14.86	$ 15.48	$ 13.45	$ 11.13
Total Return A,B	39.09%	3.24%	16.72%	21.16%	(4.37)%
Ratios to Average Net Assets D,H
Expenses before reductions	1.36%	1.44%	1.44%	1.47%	1.45%
Expenses net of fee waivers, if any	1.36%	1.44%	1.43%	1.40%	1.40%
Expenses net of all reductions	1.36%	1.44%	1.43%	1.39%	1.40%
Net investment income (loss)	.41%	.09%	.06% F	.17% G	.81%
Supplemental Data
Net assets, end of period (000 omitted)	$ 275,265	$ 150,285	$ 140,707	$ 96,994	$ 55,029
Portfolio turnover rate E	29%	27%	22%	49%	51%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.31)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.10)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J Total distributions of $.93 per share is comprised of distributions from net investment income of $.006 and distributions from net realized gain of $.925 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended July 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 14.70	$ 15.34	$ 13.34	$ 11.05	$ 11.74
Income from Investment Operations
Net investment income (loss) C	.03	(.02)	(.03) F	(.01) G	.05
Net realized and unrealized gain (loss)	5.50	.31	2.20	2.31	(.59)
Total from investment operations	5.53	.29	2.17	2.30	(.54)
Distributions from net investment income	(.06)	-	(.05)	(.01)	(.04)
Distributions from net realized gain	(.47)	(.93)	(.12)	-	(.11)
Total distributions	(.53)	(.93)	(.17)	(.01)	(.15)
Redemption fees added to paid in capital C,I	-	-	-	-	-
Net asset value, end of period	$ 19.70	$ 14.70	$ 15.34	$ 13.34	$ 11.05
Total Return A,B	38.70%	3.08%	16.36%	20.87%	(4.57)%
Ratios to Average Net Assets D,H
Expenses before reductions	1.60%	1.67%	1.70%	1.72%	1.70%
Expenses net of fee waivers, if any	1.60%	1.67%	1.69%	1.65%	1.65%
Expenses net of all reductions	1.59%	1.67%	1.69%	1.64%	1.65%
Net investment income (loss)	.18%	(.14)%	(.19)% F	(.08)% G	.56%
Supplemental Data
Net assets, end of period (000 omitted)	$ 107,444	$ 57,514	$ 55,845	$ 44,091	$ 28,534
Portfolio turnover rate E	29%	27%	22%	49%	51%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.57)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.35)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 14.27	$ 15.00	$ 13.08	$ 10.88	$ 11.60
Income from Investment Operations
Net investment income (loss) C	(.06)	(.09)	(.10) F	(.07) G	.01
Net realized and unrealized gain (loss)	5.34	.29	2.15	2.27	(.59)
Total from investment operations	5.28	.20	2.05	2.20	(.58)
Distributions from net investment income	(.02)	-	(.01)	-	(.03)
Distributions from net realized gain	(.47)	(.93)	(.12)	-	(.11)
Total distributions	(.49)	(.93)	(.13)	-	(.14)
Redemption fees added to paid in capital C,I	-	-	-	-	-
Net asset value, end of period	$ 19.06	$ 14.27	$ 15.00	$ 13.08	$ 10.88
Total Return A,B	38.07%	2.51%	15.80%	20.22%	(5.05)%
Ratios to Average Net Assets D,H
Expenses before reductions	2.15%	2.19%	2.20%	2.22%	2.20%
Expenses net of fee waivers, if any	2.15%	2.19%	2.19%	2.15%	2.15%
Expenses net of all reductions	2.14%	2.19%	2.19%	2.14%	2.15%
Net investment income (loss)	(.37)%	(.66)%	(.69)% F	(.58)% G	.06%
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,052	$ 6,675	$ 8,549	$ 9,747	$ 7,153
Portfolio turnover rate E	29%	27%	22%	49%	51%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.07)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.85)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 14.28	$ 15.01	$ 13.08	$ 10.89	$ 11.60
Income from Investment Operations
Net investment income (loss) C	(.06)	(.09)	(.10) F	(.07) G	.01
Net realized and unrealized gain (loss)	5.34	.29	2.17	2.26	(.58)
Total from investment operations	5.28	.20	2.07	2.19	(.57)
Distributions from net investment income	(.03)	-	(.02)	-	(.03)
Distributions from net realized gain	(.47)	(.93)	(.12)	-	(.11)
Total distributions	(.50)	(.93)	(.14)	-	(.14)
Redemption fees added to paid in capital C,I	-	-	-	-	-
Net asset value, end of period	$ 19.06	$ 14.28	$ 15.01	$ 13.08	$ 10.89
Total Return A,B	38.00%	2.52%	15.91%	20.11%	(4.98)%
Ratios to Average Net Assets D,H
Expenses before reductions	2.13%	2.19%	2.18%	2.22%	2.20%
Expenses net of fee waivers, if any	2.13%	2.19%	2.18%	2.15%	2.15%
Expenses net of all reductions	2.12%	2.19%	2.18%	2.14%	2.15%
Net investment income (loss)	(.35)%	(.66)%	(.68)% F	(.58)% G	.06%
Supplemental Data
Net assets, end of period (000 omitted)	$ 76,018	$ 47,265	$ 47,457	$ 37,346	$ 21,345
Portfolio turnover rate E	29%	27%	22%	49%	51%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.06)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.85)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Small Cap Value

Years ended July 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 15.05	$ 15.62	$ 13.56	$ 11.22	$ 11.91
Income from Investment Operations
Net investment income (loss) B	.12	.06	.06 E	.05 F	.10
Net realized and unrealized gain (loss)	5.63	.32	2.23	2.34	(.60)
Total from investment operations	5.75	.38	2.29	2.39	(.50)
Distributions from net investment income	(.11)	(.02)	(.10)	(.05)	(.08)
Distributions from net realized gain	(.47)	(.93)	(.13)	-	(.11)
Total distributions	(.58)	(.95)	(.23)	(.05)	(.19)
Redemption fees added to paid in capital B,H	-	-	-	-	-
Net asset value, end of period	$ 20.22	$ 15.05	$ 15.62	$ 13.56	$ 11.22
Total Return A	39.45%	3.67%	17.03%	21.32%	(4.15)%
Ratios to Average Net Assets C,G
Expenses before reductions	1.07%	1.13%	1.13%	1.18%	1.20%
Expenses net of fee waivers, if any	1.07%	1.13%	1.13%	1.18%	1.20%
Expenses net of all reductions	1.06%	1.13%	1.13%	1.17%	1.20%
Net investment income (loss)	.71%	.41%	.37% E	.39% F	1.01%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,672,854	$ 1,756,962	$ 1,899,805	$ 1,770,675	$ 1,488,736
Portfolio turnover rate D	29%	27%	22%	49%	51%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.01)%.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .12%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended July 31,	2013	2012	2011	2010	2009 I
Selected Per-Share Data
Net asset value, beginning of period	$ 15.09	$ 15.64	$ 13.58	$ 11.22	$ 10.27
Income from Investment Operations
Net investment income (loss) D	.16	.09	.09 G	.09 H	.01
Net realized and unrealized gain (loss)	5.65	.32	2.23	2.34	.94
Total from investment operations	5.81	.41	2.32	2.43	.95
Distributions from net investment income	(.15)	(.04)	(.14)	(.07)	-
Distributions from net realized gain	(.47)	(.93)	(.13)	-	-
Total distributions	(.62)	(.96) L	(.26) M	(.07)	-
Redemption fees added to paid in capital D,K	-	-	-	-	-
Net asset value, end of period	$ 20.28	$ 15.09	$ 15.64	$ 13.58	$ 11.22
Total Return B,C	39.79%	3.90%	17.31%	21.69%	9.25%
Ratios to Average Net Assets E,J
Expenses before reductions	.84%	.89%	.88%	.90%	.86% A
Expenses net of fee waivers, if any	.84%	.89%	.88%	.90%	.86% A
Expenses net of all reductions	.84%	.89%	.88%	.89%	.86% A
Net investment income (loss)	.93%	.64%	.61% G	.67% H	.64% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 732,193	$ 526,009	$ 279,653	$ 109,868	$ 159
Portfolio turnover rate F	29%	27%	22%	49%	51%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .24%.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .40%.

I For the period June 26, 2009 (commencement of sale of shares) to July 31, 2009.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

L Total distributions of $.96 per share is comprised of distributions from net investment income of $.036 and distributions from net realized gain of $.925 per share.

M Total distributions of $.26 per share is comprised of distributions from net investment income of $.138 and distributions from net realized gain of $.126 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 15.05	$ 15.63	$ 13.58	$ 11.24	$ 11.91
Income from Investment Operations
Net investment income (loss) B	.12	.06	.06 E	.06 F	.10
Net realized and unrealized gain (loss)	5.65	.31	2.23	2.34	(.59)
Total from investment operations	5.77	.37	2.29	2.40	(.49)
Distributions from net investment income	(.12)	(.02)	(.11)	(.06)	(.07)
Distributions from net realized gain	(.47)	(.93)	(.13)	-	(.11)
Total distributions	(.59)	(.95)	(.24)	(.06)	(.18)
Redemption fees added to paid in capital B,H	-	-	-	-	-
Net asset value, end of period	$ 20.23	$ 15.05	$ 15.63	$ 13.58	$ 11.24
Total Return A	39.54%	3.59%	17.02%	21.42%	(4.04)%
Ratios to Average Net Assets C,G
Expenses before reductions	1.07%	1.14%	1.10%	1.12%	1.20%
Expenses net of fee waivers, if any	1.07%	1.14%	1.10%	1.12%	1.15%
Expenses net of all reductions	1.06%	1.14%	1.10%	1.12%	1.15%
Net investment income (loss)	.70%	.39%	.39% E	.45% F	1.06%
Supplemental Data
Net assets, end of period (000 omitted)	$ 359,582	$ 138,981	$ 101,565	$ 78,440	$ 10,336
Portfolio turnover rate D	29%	27%	22%	49%	51%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .01%.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .18%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2013

1. Organization.

Fidelity Small Cap Value Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Small Cap Value, Class F and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Effective after the close of business on March 1, 2013, the Fund's other share classes were closed to new accounts with certain exceptions. Each class has exclusive voting rights with respect to matters that affect that class. Class F shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as investment manager. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by FMR and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of July 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions and losses deferred due to wash sales.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 1,227,810,766
Gross unrealized depreciation	(53,133,128)
Net unrealized appreciation (depreciation) on securities and other investments	$ 1,174,677,638

Tax Cost	$ 3,131,813,247

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 6,475,378
Undistributed long-term capital gain	$ 260,802,795
Net unrealized appreciation (depreciation)	$ 1,174,679,321

The tax character of distributions paid was as follows:

	July 31, 2013	July 31, 2012
Ordinary Income	$ 21,412,021	$ 3,813,704
Long-term Capital Gains	85,195,362	148,970,854
Total	$ 106,607,383	$ 152,784,558

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,422,626,355 and $998,724,082, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the

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Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Small Cap Value as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .81% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 521,981	$ 17,754
Class T	.25%	.25%	393,892	3,578
Class B	.75%	.25%	69,430	52,493
Class C	.75%	.25%	617,999	153,559
			$ 1,603,302	$ 227,384

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

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5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 49,310
Class T	9,353
Class B*	5,848
Class C*	4,577
$ 69,088

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class F. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 563,024.27
Class T	199,649.25
Class B	20,848.30
Class C	175,062.28
Small Cap Value	4,868,907.22
Institutional Class	559,678.23
	$ 6,387,168

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation

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Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions - continued

(depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $28,205 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 5,199,400.35%		$ 508

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $7,721 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are

Annual Report

7. Security Lending - continued

disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $3,995,700. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $546,053, including $146,197 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom FMR places trades on behalf of the Fund include an amount in addition to trade execution, which is rebated back to the Fund to offset certain expenses. This amount totaled $235,596 for the period.

In addition, FMR reimbursed a portion of the Fund's operating expenses during the period in the amount of $6,754.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2013	2012
From net investment income
Class A	$ 785,355	$ 57,416
Class T	231,402	-
Class B	9,411	-
Class C	90,526	-
Small Cap Value	13,318,853	2,736,678
Class F	5,669,081	858,633
Institutional Class	1,307,393	160,977
Total	$ 21,412,021	$ 3,813,704
From net realized gain
Class A	$ 5,001,914	$ 8,369,079
Class T	1,871,336	3,332,444
Class B	211,601	513,839
Class C	1,589,582	2,835,863
Small Cap Value	54,759,308	109,450,254
Class F	17,097,966	18,207,376
Institutional Class	4,663,655	6,261,999
Total	$ 85,195,362	$ 148,970,854

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Notes to Financial Statements - continued

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2013	2012	2013	2012
Class A
Shares sold	6,665,265	3,582,114	$ 113,825,347	$ 51,112,084
Reinvestment of distributions	357,182	639,382	5,478,656	7,957,627
Shares redeemed	(3,345,663)	(3,203,028)	(56,976,312)	(45,298,282)
Net increase (decrease)	3,676,784	1,018,468	$ 62,327,691	$ 13,771,429
Class T
Shares sold	2,420,486	1,074,645	$ 41,524,163	$ 15,238,625
Reinvestment of distributions	135,952	264,657	2,060,454	3,258,576
Shares redeemed	(1,017,057)	(1,066,289)	(17,196,752)	(14,773,000)
Net increase (decrease)	1,539,381	273,013	$ 26,387,865	$ 3,724,201
Class B
Shares sold	63,699	17,886	$ 1,033,590	$ 244,464
Reinvestment of distributions	12,922	36,117	189,673	433,889
Shares redeemed	(174,192)	(156,185)	(2,861,489)	(2,129,294)
Net increase (decrease)	(97,571)	(102,182)	$ (1,638,226)	$ (1,450,941)
Class C
Shares sold	1,262,288	840,854	$ 20,129,471	$ 11,606,643
Reinvestment of distributions	98,556	202,948	1,448,319	2,439,209
Shares redeemed	(683,043)	(895,789)	(11,003,236)	(12,102,998)
Net increase (decrease)	677,801	148,013	$ 10,574,554	$ 1,942,854
Small Cap Value
Shares sold	46,643,321	27,786,966	$ 815,184,196	$ 403,227,336
Reinvestment of distributions	4,065,017	8,564,707	63,037,497	107,820,730
Shares redeemed	(35,306,999)	(41,177,942)	(618,245,939)	(579,334,071)
Net increase (decrease)	15,401,339	(4,826,269)	$ 259,975,754	$ (68,286,005)
Class F
Shares sold	7,943,352	17,383,615	$ 133,806,197	$ 249,495,726
Reinvestment of distributions	1,465,154	1,506,337	22,767,047	19,066,009
Shares redeemed	(8,168,596)	(1,906,027)	(151,555,822)	(26,618,099)
Net increase (decrease)	1,239,910	16,983,925	$ 5,017,422	$ 241,943,636
Institutional Class
Shares sold	11,988,758	4,662,732	$ 206,274,907	$ 67,294,175
Reinvestment of distributions	337,968	445,761	5,246,517	5,619,794
Shares redeemed	(3,783,835)	(2,373,514)	(66,718,093)	(33,655,059)
Net increase (decrease)	8,542,891	2,734,979	$ 144,803,331	$ 39,258,910

Annual Report

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Fidelity Freedom Funds and Fidelity Freedom K Funds were the owners of record, in the aggregate, of approximately 31% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Small Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Small Cap Value Fund (a fund of Fidelity Securities Fund) at July 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Small Cap Value Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 16, 2013

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 166 Fidelity funds. Mr. Curvey oversees 387 Fidelity funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 230 Fidelity funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person of the trust and the fund (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund's are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)

Year of Election or Appointment: 2011

Mr. O'Hanley serves as a Trustee and Chairman of the Board of Trustees of other Fidelity funds (2013-present), and is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present) and serves as a Trustee of other Fidelity funds (2013-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present) and serves as a Trustee of other Fidelity funds (2013-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2008-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as Vice President of other Fidelity funds (2009-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (1964)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (1968)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Assistant Secretary of other Fidelity funds (2009-present), Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (1958)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (1968)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon also serves as Chief Compliance Officer of other Fidelity funds (2012-present). Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present), Deputy Treasurer (2008-present), and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (1971)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Deputy Treasurer of other Fidelity funds (2012-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as Assistant Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2012-2013), an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer of Fidelity's Equity and High Income Funds. Ms. Smith also serves as Deputy Treasurer of other Fidelity funds (2013-present) and is an employee of Fidelity Investments (2009-present). Previously, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as President and Treasurer (2013-present) and Assistant Treasurer (2010-present) of other Fidelity funds, Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2013-present), and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Deputy Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2008-2013), Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Gary W. Ryan (1958)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Small Cap Value Fund voted to pay to shareholders of record at the opening of business, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	09/16/13	09/13/13	$0.033	$1.252

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2013, $300,428,923, or, if subsequently determined to be different, the net capital gain of such year.

Institutional Class designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Institutional Class designates 100% of the dividends distributed during the fiscal year as amounts which can be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Small Cap Value Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is a part of the Fidelity family of funds.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in January 2013.

Annual Report

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved.  In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following:  general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box) and 75th percentile (bottom of box) of the peer universe.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Small Cap Value Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 14% means that 86% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity Small Cap Value Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Institutional Class, the retail class and Class F ranked below its competitive median for 2012, the total expense ratio of Class A ranked equal to its competitive median for 2012, and the total expense ratio of each of Class T, Class B and Class C ranked above its competitive median for 2012. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Annual Report

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board considered that although the fund is partially closed to new investors, it continues to incur investment management expenses, and marketing and distribution expenses related to the retention of existing shareholders and assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its July 2013 meeting, the Board voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate" effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.

New York, NY

(Fidelity Investment logo)(registered trademark)

ASCVI-UANN-0913
1.803743.108

Fidelity®

Blue Chip Growth

Fund

Annual Report

July 31, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2013	Past 1 year	Past 5 years	Past 10 years
Fidelity® Blue Chip Growth Fund	28.25%	10.84%	7.88%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Blue Chip Growth Fund, a class of the fund, on July 31, 2003. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: The bull run in U.S. stocks comfortably settled into a fifth year, as major equity benchmarks ripped through records during the 12 months ending July 31, 2013. Gains were fueled by a generally improving global economy and accommodative monetary policies worldwide. The tone was positive for most of the year, based largely on stronger U.S. economic data, including employment, housing and consumer sentiment. Setting a series of new highs along the way, the broad-based S&P 500® Index rose an impressive 25.00% for the 12 months, while the blue-chip-laden Dow Jones Industrial AverageSM also moved into record territory en route to a 22.36% gain. The growth-oriented Nasdaq Composite Index® had a similarly strong run, advancing 25.15%. During the year, markets were resilient amid intermittent volatility over debt woes in Europe, the 2012 U.S. presidential election and year-end Congressional gridlock over the federal budget. In mid-to-late June, concern arose about the U.S. Federal Reserve possibly tapering its sustaining bond-buying strategy - which prompted a brief, but steep, market sell-off. However, investors' continued quest for yield and the Fed's pledge to keep buying bonds until the economy showed significant improvement overpowered the uncertainty and helped equities climb notably higher in July to close the period on a strong note.

Comments from Sonu Kalra, Portfolio Manager of Fidelity® Blue Chip Growth Fund: For the year, the fund's Retail Class shares advanced 28.25%, compared with 21.64% for the Russell 1000® Growth Index. I'm focused on owning companies that can sustainably grow earnings by double digits over the long term. Shares of automaker Tesla Motors soared when the company ramped up production faster than expected, helping the company move into profitability much earlier than investors anticipated. Another top relative contributor was Green Mountain Coffee Roasters. During the past year, a new CEO and an extension of the firm's partnership with Starbucks, helped sustain Green Mountain's growth rate, and the stock took off. On the flip side, an overweighting in Broadcom - a chipmaker in the wireless area - was the fund's biggest relative detractor this period. Most investors anticipated the company's next-generation wireless chip would launch in the next year, but production was delayed until late 2014, which hurt the stock. Apple was by far the largest absolute detractor and also hurt relative results. Shares of the tech giant declined after the firm delivered disappointing sales of its iPhone® 5 smartphone and competitors, such as Samsung Electronics, began to close the gap on their devices in terms of product features.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2013 to July 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio B	Beginning Account Value February 1, 2013	Ending Account Value July 31, 2013	Expenses Paid During Period* February 1, 2013 to July 31, 2013
Blue Chip Growth	.74%
Actual		$ 1,000.00	$ 1,164.40	$ 3.97
HypotheticalA		$ 1,000.00	$ 1,021.12	$ 3.71
Class K	.60%
Actual		$ 1,000.00	$ 1,165.00	$ 3.22
HypotheticalA		$ 1,000.00	$ 1,021.82	$ 3.01
Class F	.55%
Actual		$ 1,000.00	$ 1,165.40	$ 2.95
HypotheticalA		$ 1,000.00	$ 1,022.07	$ 2.76

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Google, Inc. Class A	5.1	5.9
Apple, Inc.	4.1	5.9
Gilead Sciences, Inc.	2.8	1.7
Home Depot, Inc.	1.9	1.8
Amazon.com, Inc.	1.8	2.1
QUALCOMM, Inc.	1.6	2.0
Amgen, Inc.	1.4	1.1
Visa, Inc. Class A	1.4	1.3
Starbucks Corp.	1.4	1.2
United Technologies Corp.	1.4	1.3
	22.9
Top Five Market Sectors as of July 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	28.5	31.9
Consumer Discretionary	23.0	20.9
Health Care	14.7	10.5
Consumer Staples	13.2	15.2
Industrials	10.7	10.9
Asset Allocation (% of fund's net assets)
As of July 31, 2013*		As of January 31, 2013**
	Stocks 99.7%		Stocks 99.9%
	Short-Term Investments and Net Other Assets (Liabilities) 0.3%		Short-Term Investments and Net Other Assets (Liabilities) 0.1%
* Foreign investments	8.4%	** Foreign investments	9.5%

Annual Report

Investments July 31, 2013

Showing Percentage of Net Assets

Common Stocks - 99.3%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 22.6%
Auto Components - 0.2%
Johnson Controls, Inc.	909,800	$ 36,583
The Goodyear Tire & Rubber Co. (a)	630,700	11,668
		48,251
Automobiles - 1.4%
Ford Motor Co.	2,494,100	42,100
General Motors Co. (a)	815,900	29,266
Tesla Motors, Inc. (a)(d)	1,573,964	211,352
		282,718
Distributors - 0.1%
LKQ Corp. (a)	945,500	24,649
Diversified Consumer Services - 0.4%
H&R Block, Inc.	2,158,700	67,848
Kroton Educacional SA	1,180,000	16,810
		84,658
Hotels, Restaurants & Leisure - 4.4%
Alsea S.A.B. de CV	2,981,200	8,146
Buffalo Wild Wings, Inc. (a)	331,100	34,295
Chipotle Mexican Grill, Inc. (a)	158,400	65,304
Dunkin' Brands Group, Inc.	773,500	33,415
Fiesta Restaurant Group, Inc. (a)	124,000	3,912
Jubilant Foodworks Ltd. (a)	288,917	5,344
Las Vegas Sands Corp.	2,356,700	130,962
Noodles & Co.	149,479	6,483
Panera Bread Co. Class A (a)	366,200	61,174
Penn National Gaming, Inc. (a)	550,300	27,509
Starbucks Corp.	3,987,600	284,077
Starwood Hotels & Resorts Worldwide, Inc.	561,000	37,110
Whitbread PLC	464,036	22,801
Wyndham Worldwide Corp.	491,627	30,628
Yum! Brands, Inc.	1,716,600	125,174
		876,334
Household Durables - 0.4%
Sony Corp. sponsored ADR	722,700	15,206
Whirlpool Corp.	479,678	64,248
		79,454
Internet & Catalog Retail - 2.9%
Amazon.com, Inc. (a)	1,195,900	360,229
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Internet & Catalog Retail - continued
Netflix, Inc. (a)	148,800	$ 36,340
priceline.com, Inc. (a)	201,800	176,710
		573,279
Leisure Equipment & Products - 0.2%
Mattel, Inc.	985,200	41,408
Media - 2.8%
CBS Corp. Class B	865,900	45,754
Comcast Corp. Class A	6,029,400	271,805
DIRECTV (a)	421,200	26,649
DISH Network Corp. Class A	376,000	16,788
Fuji Media Holdings, Inc.	2,000	3,622
Sinclair Broadcast Group, Inc. Class A	331,300	9,346
Sirius XM Radio, Inc.	2,254,100	8,408
The Walt Disney Co.	879,500	56,860
Time Warner, Inc.	625,000	38,913
Twenty-First Century Fox, Inc. Class A	3,000,500	89,655
		567,800
Multiline Retail - 1.0%
Dollar General Corp. (a)	768,200	41,997
Dollar Tree, Inc. (a)	156,300	8,385
Macy's, Inc.	1,594,900	77,097
Target Corp.	975,200	69,483
		196,962
Specialty Retail - 5.8%
Abercrombie & Fitch Co. Class A	1,806,400	90,085
American Eagle Outfitters, Inc.	1,599,600	31,416
AutoZone, Inc. (a)	33,000	14,803
Best Buy Co., Inc.	2,509,100	75,499
CarMax, Inc. (a)	258,900	12,696
Home Depot, Inc.	4,733,300	374,073
L Brands, Inc.	1,724,700	96,187
Lowe's Companies, Inc.	3,379,400	150,654
Lumber Liquidators Holdings, Inc. (a)	272,200	26,354
Restoration Hardware Holdings, Inc.	136,400	9,114
Ross Stores, Inc.	1,935,300	130,575
TJX Companies, Inc.	2,452,180	127,611
Urban Outfitters, Inc. (a)	883,800	37,615
		1,176,682
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - 3.0%
Arezzo Industria e Comercio SA	1,646,000	$ 25,671
Fifth & Pacific Companies, Inc. (a)	1,228,600	29,265
Fossil Group, Inc. (a)	509,819	56,029
lululemon athletica, Inc. (a)	741,380	51,578
Michael Kors Holdings Ltd. (a)	2,024,237	136,312
NIKE, Inc. Class B	1,712,800	107,769
Prada SpA	1,995,500	18,628
PVH Corp.	763,900	100,674
Ralph Lauren Corp.	65,500	11,925
Under Armour, Inc. Class A (sub. vtg.) (a)(d)	902,700	60,598
Wolverine World Wide, Inc.	183,500	10,553
		609,002
TOTAL CONSUMER DISCRETIONARY		4,561,197
CONSUMER STAPLES - 13.2%
Beverages - 3.1%
Anheuser-Busch InBev SA NV ADR	695,000	66,518
Beam, Inc.	228,300	14,837
Monster Beverage Corp. (a)	1,360,600	82,983
PepsiCo, Inc.	2,227,300	186,069
SABMiller PLC	147,300	7,217
The Coca-Cola Co.	6,952,400	278,652
		636,276
Food & Staples Retailing - 2.8%
Costco Wholesale Corp.	1,409,300	165,297
CVS Caremark Corp.	3,050,600	187,581
Kroger Co.	1,485,100	58,320
Walgreen Co.	1,341,000	67,385
Whole Foods Market, Inc.	1,590,200	88,383
		566,966
Food Products - 3.0%
Archer Daniels Midland Co.	163,700	5,970
Associated British Foods PLC	592,900	17,534
Bunge Ltd.	483,600	36,758
Danone SA	658,200	52,013
Green Mountain Coffee Roasters, Inc. (a)(d)	3,513,464	271,169
Kellogg Co.	758,600	50,250
Kraft Foods Group, Inc.	536,900	30,378
Mead Johnson Nutrition Co. Class A	787,600	57,369
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Food Products - continued
Mondelez International, Inc.	1,737,400	$ 54,328
Unilever NV (NY Reg.)	620,500	24,826
		600,595
Household Products - 1.6%
Energizer Holdings, Inc.	251,500	25,603
Procter & Gamble Co.	3,373,400	270,884
Svenska Cellulosa AB (SCA) (B Shares)	811,700	21,481
		317,968
Personal Products - 0.6%
Herbalife Ltd.	1,778,391	116,485
Tobacco - 2.1%
Altria Group, Inc.	1,693,800	59,385
British American Tobacco PLC (United Kingdom)	146,800	7,831
Japan Tobacco, Inc.	528,000	18,470
Lorillard, Inc.	1,866,000	79,361
Philip Morris International, Inc.	2,885,900	257,365
		422,412
TOTAL CONSUMER STAPLES		2,660,702
ENERGY - 3.8%
Energy Equipment & Services - 0.9%
Cameron International Corp. (a)	402,500	23,868
Ensco PLC Class A	557,500	31,967
Halliburton Co.	2,651,300	119,812
National Oilwell Varco, Inc.	164,100	11,515
		187,162
Oil, Gas & Consumable Fuels - 2.9%
Anadarko Petroleum Corp.	1,352,100	119,688
Apache Corp.	204,500	16,411
Cabot Oil & Gas Corp.	277,300	21,025
Canadian Natural Resources Ltd.	1,495,600	46,349
Cobalt International Energy, Inc. (a)	654,900	18,894
Continental Resources, Inc. (a)	394,200	36,385
EOG Resources, Inc.	367,800	53,511
EQT Corp.	204,400	17,681
Hess Corp.	609,500	45,383
Occidental Petroleum Corp.	909,000	80,946
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Pioneer Natural Resources Co.	626,800	$ 97,004
Western Gas Equity Partners LP	594,900	23,403
		576,680
TOTAL ENERGY		763,842
FINANCIALS - 4.0%
Capital Markets - 0.9%
BlackRock, Inc. Class A	271,700	76,609
Invesco Ltd.	867,000	27,909
Monex Group, Inc.	50,266	20,330
Morgan Stanley	1,780,812	48,456
State Street Corp.	114,000	7,942
Virtus Investment Partners, Inc. (a)	44,000	8,206
		189,452
Consumer Finance - 0.4%
American Express Co.	964,000	71,114
Diversified Financial Services - 2.2%
Bank of America Corp.	6,660,300	97,240
Citigroup, Inc.	4,157,520	216,773
CME Group, Inc.	85,800	6,347
IntercontinentalExchange, Inc. (a)	45,300	8,265
JPMorgan Chase & Co.	2,181,100	121,553
		450,178
Insurance - 0.3%
Berkshire Hathaway, Inc. Class B (a)	265,800	30,798
MetLife, Inc.	511,600	24,772
		55,570
Real Estate Investment Trusts - 0.1%
Simon Property Group, Inc.	71,400	11,428
Real Estate Management & Development - 0.1%
Altisource Portfolio Solutions SA	50,000	6,166
Howard Hughes Corp. (a)	80,200	8,759
Parsvnath Developers Ltd. (a)(e)	21,771,340	10,232
		25,157
Thrifts & Mortgage Finance - 0.0%
Housing Development Finance Corp. Ltd. (a)	448,663	5,901
TOTAL FINANCIALS		808,800
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - 14.7%
Biotechnology - 8.9%
Acorda Therapeutics, Inc. (a)	116,000	$ 4,405
Agios Pharmaceuticals, Inc.	145,017	4,229
Alexion Pharmaceuticals, Inc. (a)	700,000	81,361
Alkermes PLC (a)	1,017,100	34,154
Alnylam Pharmaceuticals, Inc. (a)	693,263	32,008
Amgen, Inc.	2,680,400	290,261
ARIAD Pharmaceuticals, Inc. (a)	1,781,860	33,107
Biogen Idec, Inc. (a)	1,125,700	245,549
BioMarin Pharmaceutical, Inc. (a)	288,700	18,664
Bluebird Bio, Inc.	122,116	3,801
Celgene Corp. (a)	614,700	90,275
Clovis Oncology, Inc. (a)	195,300	15,210
CSL Ltd.	66,241	3,934
Exelixis, Inc. (a)	3,668,800	18,601
Gilead Sciences, Inc. (a)	9,157,000	562,698
Grifols SA (d)	330,400	13,938
Grifols SA:
ADR	292,845	9,295
Class B	16,520	529
Infinity Pharmaceuticals, Inc. (a)	640,000	13,555
InterMune, Inc. (a)	2,356,200	36,545
Ironwood Pharmaceuticals, Inc. Class A (a)	473,000	5,790
Medivation, Inc. (a)	299,000	17,303
Merrimack Pharmaceuticals, Inc. (a)	2,407,858	11,510
Onyx Pharmaceuticals, Inc. (a)	400,500	52,586
Pharmacyclics, Inc. (a)	44,300	4,812
Regeneron Pharmaceuticals, Inc. (a)	438,669	118,467
Seattle Genetics, Inc. (a)	239,900	9,721
Synageva BioPharma Corp. (a)	180,700	8,692
Vertex Pharmaceuticals, Inc. (a)	639,160	51,005
		1,792,005
Health Care Equipment & Supplies - 0.9%
Accuray, Inc. (a)(d)	2,060,900	12,798
Baxter International, Inc.	185,400	13,542
Boston Scientific Corp. (a)	3,943,000	43,058
Insulet Corp. (a)	310,600	9,905
The Cooper Companies, Inc.	814,672	103,748
		183,051
Health Care Providers & Services - 1.1%
AmerisourceBergen Corp.	201,900	11,765
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Providers & Services - continued
Apollo Hospitals Enterprise Ltd.	936,371	$ 14,435
Catamaran Corp. (a)	343,600	18,098
Express Scripts Holding Co. (a)	2,370,900	155,412
HCA Holdings, Inc.	622,300	24,270
MEDNAX, Inc. (a)	42,000	4,092
Qualicorp SA (a)	1,151,000	8,426
		236,498
Health Care Technology - 0.3%
athenahealth, Inc. (a)(d)	154,575	17,305
Cerner Corp. (a)	893,800	43,796
		61,101
Life Sciences Tools & Services - 0.3%
Illumina, Inc. (a)	697,300	55,658
Lonza Group AG	58,001	4,462
		60,120
Pharmaceuticals - 3.2%
AbbVie, Inc.	1,346,600	61,243
Actavis, Inc. (a)	732,100	98,299
Allergan, Inc.	346,000	31,528
AVANIR Pharmaceuticals Class A (a)(d)	2,885,556	13,591
Bristol-Myers Squibb Co.	663,800	28,703
Endo Health Solutions, Inc. (a)	720,068	27,694
Johnson & Johnson	1,181,540	110,474
Merck & Co., Inc.	642,100	30,930
Perrigo Co.	139,400	17,340
Questcor Pharmaceuticals, Inc.	608,852	40,683
Sanofi SA sponsored ADR	416,000	21,416
Valeant Pharmaceuticals International, Inc. (Canada) (a)	1,492,400	138,473
Warner Chilcott PLC	1,240,800	26,441
		646,815
TOTAL HEALTH CARE		2,979,590
INDUSTRIALS - 10.7%
Aerospace & Defense - 3.0%
Honeywell International, Inc.	1,207,200	100,173
Precision Castparts Corp.	596,000	132,145
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Aerospace & Defense - continued
The Boeing Co.	862,500	$ 90,649
United Technologies Corp.	2,672,600	282,146
		605,113
Air Freight & Logistics - 0.6%
FedEx Corp.	125,830	13,338
United Parcel Service, Inc. Class B	1,236,200	107,302
		120,640
Airlines - 0.9%
Copa Holdings SA Class A	84,900	11,816
Delta Air Lines, Inc.	2,096,800	44,515
Spirit Airlines, Inc. (a)	1,237,100	40,886
U.S. Airways Group, Inc. (a)	2,300,900	44,522
United Continental Holdings, Inc. (a)	898,400	31,309
		173,048
Building Products - 0.3%
A.O. Smith Corp.	151,000	6,239
Fortune Brands Home & Security, Inc.	348,500	14,397
Masco Corp.	1,904,100	39,072
		59,708
Construction & Engineering - 0.1%
Quanta Services, Inc. (a)	758,300	20,330
Electrical Equipment - 0.6%
Eaton Corp. PLC	1,620,100	111,706
Industrial Conglomerates - 1.0%
Danaher Corp.	2,848,300	191,805
General Electric Co.	733,900	17,885
		209,690
Machinery - 1.8%
Caterpillar, Inc.	732,900	60,765
Cummins, Inc.	1,356,000	164,334
Ingersoll-Rand PLC	1,204,000	73,504
ITT Corp.	473,900	14,805
Manitowoc Co., Inc.	1,186,800	24,365
PACCAR, Inc.	269,200	15,148
Snap-On, Inc.	87,500	8,299
		361,220
Professional Services - 0.6%
Manpower, Inc.	1,650,800	110,389
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Professional Services - continued
Towers Watson & Co.	171,500	$ 14,445
Verisk Analytics, Inc. (a)	61,900	3,984
		128,818
Road & Rail - 1.6%
Canadian Pacific Railway Ltd.	537,600	66,018
Con-way, Inc.	431,200	17,873
Hertz Global Holdings, Inc. (a)	3,815,600	97,718
Union Pacific Corp.	840,800	133,342
		314,951
Trading Companies & Distributors - 0.2%
Mills Estruturas e Servicos de Engenharia SA	827,400	10,336
W.W. Grainger, Inc.	55,200	14,470
WESCO International, Inc. (a)	305,300	23,136
		47,942
TOTAL INDUSTRIALS		2,153,166
INFORMATION TECHNOLOGY - 28.5%
Communications Equipment - 2.5%
Aruba Networks, Inc. (a)	534,200	9,498
Cisco Systems, Inc.	2,047,800	52,321
F5 Networks, Inc. (a)	631,600	55,429
Juniper Networks, Inc. (a)	2,603,100	56,409
QUALCOMM, Inc.	5,070,600	327,307
		500,964
Computers & Peripherals - 5.9%
Apple, Inc.	1,835,600	830,609
EMC Corp.	5,267,100	137,735
Fusion-io, Inc. (a)	807,522	11,644
Hewlett-Packard Co.	2,539,700	65,219
NCR Corp. (a)	3,286,157	118,302
SanDisk Corp.	371,800	20,494
Stratasys Ltd. (a)	46,600	4,131
		1,188,134
Electronic Equipment & Components - 0.1%
InvenSense, Inc. (a)	535,400	9,466
Neonode, Inc. (a)	613,800	4,782
		14,248
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Internet Software & Services - 8.2%
Baidu.com, Inc. sponsored ADR (a)	115,900	$ 15,335
Cornerstone OnDemand, Inc. (a)	149,200	6,571
Dropbox, Inc. (a)(f)	1,003,814	10,038
eBay, Inc. (a)	1,220,300	63,077
Facebook, Inc. Class A (a)	7,472,367	275,207
Google, Inc. Class A (a)	1,150,067	1,020,805
LinkedIn Corp. (a)	357,000	72,753
Marketo, Inc.	285,851	8,984
Rackspace Hosting, Inc. (a)	972,100	44,026
Trulia, Inc.	161,200	6,006
WebMD Health Corp. (a)	639,700	21,116
Yahoo!, Inc. (a)	3,808,900	106,992
Yelp, Inc. (a)(d)	110,200	4,606
		1,655,516
IT Services - 3.7%
Cognizant Technology Solutions Corp. Class A (a)	1,700,800	123,121
FleetCor Technologies, Inc. (a)	118,000	10,593
MasterCard, Inc. Class A	446,600	272,698
The Western Union Co.	1,974,600	35,464
Unisys Corp. (a)	359,124	9,316
Visa, Inc. Class A	1,610,700	285,110
		736,302
Semiconductors & Semiconductor Equipment - 3.2%
Advanced Micro Devices, Inc. (a)(d)	9,424,400	35,530
Altera Corp.	1,583,400	56,306
Applied Materials, Inc.	3,982,200	64,950
Atmel Corp. (a)	1,086,600	8,584
Avago Technologies Ltd.	1,028,900	37,740
Broadcom Corp. Class A	6,478,600	178,615
Cree, Inc. (a)	638,500	44,631
First Solar, Inc. (a)	338,700	16,678
Lam Research Corp. (a)	164,000	8,072
Monolithic Power Systems, Inc.	437,600	11,456
NVIDIA Corp.	1,099,200	15,861
NXP Semiconductors NV (a)	4,948,135	161,557
PMC-Sierra, Inc. (a)	2,192,700	14,483
		654,463
Software - 4.9%
Activision Blizzard, Inc.	6,149,700	110,572
Adobe Systems, Inc. (a)	731,300	34,576
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Software - continued
Electronic Arts, Inc. (a)	4,007,996	$ 104,689
FleetMatics Group PLC	187,100	7,046
Guidewire Software, Inc. (a)	248,300	10,866
Intuit, Inc.	127,200	8,131
Linx SA	124,800	2,067
Microsoft Corp.	3,990,689	127,024
Oracle Corp.	3,956,200	127,983
QLIK Technologies, Inc. (a)	696,663	21,819
Red Hat, Inc. (a)	1,463,400	75,760
salesforce.com, Inc. (a)	4,973,660	217,598
ServiceNow, Inc. (a)	522,500	22,771
Splunk, Inc. (a)	196,000	9,802
Tableau Software, Inc.	50,600	2,803
Take-Two Interactive Software, Inc. (a)	1,200,800	21,050
Ubisoft Entertainment SA (a)	881,104	13,445
VMware, Inc. Class A (a)	409,600	33,665
Workday, Inc. Class A (d)	648,700	44,300
		995,967
TOTAL INFORMATION TECHNOLOGY		5,745,594
MATERIALS - 1.7%
Chemicals - 1.6%
Eastman Chemical Co.	1,196,200	96,210
LyondellBasell Industries NV Class A	320,800	22,042
Mexichem S.A.B. de CV	3,322,800	15,549
Monsanto Co.	1,900,300	187,712
		321,513
Metals & Mining - 0.1%
Freeport-McMoRan Copper & Gold, Inc.	702,100	19,855
TOTAL MATERIALS		341,368
TELECOMMUNICATION SERVICES - 0.1%
Diversified Telecommunication Services - 0.1%
Jazztel PLC (a)	504,600	4,578
Verizon Communications, Inc.	383,700	18,985
		23,563
TOTAL COMMON STOCKS (Cost $13,457,469)		20,037,822
Preferred Stocks - 0.4%
	Shares	Value (000s)
Convertible Preferred Stocks - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Leisure Equipment & Products - 0.0%
NJOY, Inc. Series C (f)	607,766	$ 4,913
Nonconvertible Preferred Stocks - 0.4%
CONSUMER DISCRETIONARY - 0.4%
Automobiles - 0.4%
Volkswagen AG	338,600	80,474
TOTAL PREFERRED STOCKS (Cost $40,585)		85,387
Money Market Funds - 2.9%

Fidelity Cash Central Fund, 0.11% (b)	65,572,089	65,572
Fidelity Securities Lending Cash Central Fund, 0.12% (b)(c)	529,104,648	529,105
TOTAL MONEY MARKET FUNDS (Cost $594,677)		594,677
TOTAL INVESTMENT PORTFOLIO - 102.6% (Cost $14,092,731)		20,717,886
NET OTHER ASSETS (LIABILITIES) - (2.6)%		(534,684)
NET ASSETS - 100%		$ 20,183,202
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $14,951,000 or 0.1% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Dropbox, Inc.	5/2/12	$ 9,084
NJOY, Inc. Series C	6/7/13	$ 4,913
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 44
Fidelity Securities Lending Cash Central Fund	10,642
Total	$ 10,686
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Parsvnath Developers Ltd.	$ 15,302	$ -	$ -	$ -	$ 10,232
Total	$ 15,302	$ -	$ -	$ -	$ 10,232
Other Information

The following is a summary of the inputs used, as of July 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 4,646,584	$ 4,641,671	$ -	$ 4,913
Consumer Staples	2,660,702	2,652,871	7,831	-
Energy	763,842	763,842	-	-
Financials	808,800	808,800	-	-
Health Care	2,979,590	2,979,590	-	-
Industrials	2,153,166	2,153,166	-	-
Information Technology	5,745,594	5,735,556	-	10,038
Materials	341,368	341,368	-	-
Telecommunication Services	23,563	23,563	-	-
Money Market Funds	594,677	594,677	-	-
Total Investments in Securities:	$ 20,717,886	$ 20,695,104	$ 7,831	$ 14,951

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	July 31, 2013

Assets
Investment in securities, at value (including securities loaned of $525,836) - See accompanying schedule: Unaffiliated issuers (cost $13,467,203)	$ 20,112,977
Fidelity Central Funds (cost $594,677)	594,677
Other affiliated issuers (cost $30,851)	10,232
Total Investments (cost $14,092,731)		$ 20,717,886
Cash		159
Receivable for investments sold		173,967
Receivable for fund shares sold		16,793
Dividends receivable		7,381
Distributions receivable from Fidelity Central Funds		137
Other receivables		751
Total assets		20,917,074

Liabilities
Payable for investments purchased	$ 160,438
Payable for fund shares redeemed	31,357
Accrued management fee	10,006
Other affiliated payables	2,227
Other payables and accrued expenses	739
Collateral on securities loaned, at value	529,105
Total liabilities		733,872

Net Assets		$ 20,183,202
Net Assets consist of:
Paid in capital		$ 12,472,227
Undistributed net investment income		56,036
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		1,029,789
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		6,625,150
Net Assets		$ 20,183,202

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	July 31, 2013

Blue Chip Growth: Net Asset Value, offering price and redemption price per share ($12,927,159 ÷ 216,718 shares)	$ 59.65

Class K: Net Asset Value, offering price and redemption price per share ($3,505,675 ÷ 58,679 shares)	$ 59.74

Class F: Net Asset Value, offering price and redemption price per share ($3,750,368 ÷ 62,706 shares)	$ 59.81

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended July 31, 2013

Investment Income
Dividends		$ 247,142
Interest		1
Income from Fidelity Central Funds		10,686
Total income		257,829

Expenses
Management fee Basic fee	$ 95,910
Performance adjustment	(1,291)
Transfer agent fees	23,729
Accounting and security lending fees	1,648
Custodian fees and expenses	400
Independent trustees' compensation	108
Registration fees	151
Audit	107
Legal	56
Interest	8
Miscellaneous	149
Total expenses before reductions	120,975
Expense reductions	(2,236)	118,739
Net investment income (loss)		139,090
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,392,819
Foreign currency transactions	(800)
Total net realized gain (loss)		1,392,019
Change in net unrealized appreciation (depreciation) on: Investment securities	2,900,644
Assets and liabilities in foreign currencies	23
Total change in net unrealized appreciation (depreciation)		2,900,667
Net gain (loss)		4,292,686
Net increase (decrease) in net assets resulting from operations		$ 4,431,776

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2013	Year ended July 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 139,090	$ 35,383
Net realized gain (loss)	1,392,019	(37,431)
Change in net unrealized appreciation (depreciation)	2,900,667	271,789
Net increase (decrease) in net assets resulting from operations	4,431,776	269,741
Distributions to shareholders from net investment income	(85,342)	(15,666)
Distributions to shareholders from net realized gain	(230,904)	(480,841)
Total distributions	(316,246)	(496,507)
Share transactions - net increase (decrease)	1,247,958	656,032
Total increase (decrease) in net assets	5,363,488	429,266

Net Assets
Beginning of period	14,819,714	14,390,448
End of period (including undistributed net investment income of $56,036 and undistributed net investment income of $10,385, respectively)	$ 20,183,202	$ 14,819,714

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Blue Chip Growth

Years ended July 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 47.38	$ 48.17	$ 37.63	$ 31.97	$ 39.06
Income from Investment Operations
Net investment income (loss) B	.39	.10	(.03)	.04	.27
Net realized and unrealized gain (loss)	12.79	.75	10.61	5.80	(6.36)
Total from investment operations	13.18	.85	10.58	5.84	(6.09)
Distributions from net investment income	(.23)	(.04)	(.00) E, G	(.18)	(.29)
Distributions from net realized gain	(.68)	(1.60)	(.04) E	-	(.71)
Total distributions	(.91)	(1.64)	(.04)	(.18)	(1.00)
Net asset value, end of period	$ 59.65	$ 47.38	$ 48.17	$ 37.63	$ 31.97
Total Return A	28.25%	2.27%	28.12%	18.29%	(15.85)%
Ratios to Average Net Assets C, F
Expenses before reductions	.76%	.90%	.94%	.94%	.76%
Expenses net of fee waivers, if any	.76%	.90%	.94%	.94%	.76%
Expenses net of all reductions	.74%	.89%	.92%	.93%	.76%
Net investment income (loss)	.75%	.21%	(.06)%	.10%	.93%
Supplemental Data
Net assets, end of period (in millions)	$ 12,927	$ 10,595	$ 12,024	$ 10,295	$ 9,691
Portfolio turnover rate D	75%	95%	132%	135%	134%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended July 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 47.46	$ 48.21	$ 37.66	$ 32.01	$ 39.07
Income from Investment Operations
Net investment income (loss) C	.47	.17	.05	.11	.32
Net realized and unrealized gain (loss)	12.79	.75	10.62	5.79	(6.33)
Total from investment operations	13.26	.92	10.67	5.90	(6.01)
Distributions from net investment income	(.30)	(.08)	(.05) F	(.25)	(.34)
Distributions from net realized gain	(.68)	(1.60)	(.07) F	-	(.71)
Total distributions	(.98)	(1.67) H	(.12)	(.25)	(1.05)
Net asset value, end of period	$ 59.74	$ 47.46	$ 48.21	$ 37.66	$ 32.01
Total Return A, B	28.42%	2.43%	28.37%	18.48%	(15.61)%
Ratios to Average Net Assets D, G
Expenses before reductions	.61%	.74%	.77%	.75%	.53%
Expenses net of fee waivers, if any	.61%	.74%	.77%	.75%	.53%
Expenses net of all reductions	.60%	.73%	.76%	.74%	.52%
Net investment income (loss)	.89%	.37%	.11%	.30%	1.16%
Supplemental Data
Net assets, end of period (in millions)	$ 3,506	$ 2,467	$ 1,455	$ 932	$ 591
Portfolio turnover rate E	75%	95%	132%	135%	134%

A Total returns for periods of less than one year are not annualized.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Total distributions of $1.67 per share is comprised of distributions from net investment income of $.076 and distributions from net realized gain of $1.598 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended July 31,	2013	2012	2011	2010	2009 G
Selected Per-Share Data
Net asset value, beginning of period	$ 47.51	$ 48.24	$ 37.69	$ 31.98	$ 29.16
Income from Investment Operations
Net investment income (loss) D	.50	.19	.07	.13	- J
Net realized and unrealized gain (loss)	12.81	.76	10.61	5.80	2.82
Total from investment operations	13.31	.95	10.68	5.93	2.82
Distributions from net investment income	(.33)	(.08)	(.06) H	(.22)	-
Distributions from net realized gain	(.68)	(1.60)	(.08) H	-	-
Total distributions	(1.01)	(1.68)	(.13) K	(.22)	-
Net asset value, end of period	$ 59.81	$ 47.51	$ 48.24	$ 37.69	$ 31.98
Total Return B, C	28.49%	2.49%	28.41%	18.59%	9.67%
Ratios to Average Net Assets E, I
Expenses before reductions	.56%	.69%	.72%	.70%	.51% A
Expenses net of fee waivers, if any	.56%	.69%	.72%	.70%	.51% A
Expenses net of all reductions	.55%	.68%	.71%	.68%	.51% A
Net investment income (loss)	.94%	.42%	.16%	.35%	(.05)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,750,368	$ 1,756,916	$ 911,556	$ 321,409	$ 261
Portfolio turnover rate F	75%	95%	132%	135%	134%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period June 26, 2009 (commencement of sale of shares) to July 31, 2009.

H The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Total distributions of $.13 per share is comprised of distributions from net investment income of $.058 and distributions from net realized gain of $.076 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2013

(Amounts in thousands except percentages)

1. Organization.

Fidelity® Blue Chip Growth Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Blue Chip Growth, Class K and Class F shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class F shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as investment manager.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by FMR and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and these securities are generally categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2013, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of July 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences resulted in distribution reclassifications. In addition,

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

the fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 6,725,212
Gross unrealized depreciation	(141,260)
Net unrealized appreciation (depreciation) on securities and other investments	$ 6,583,952

Tax Cost	$ 14,133,934

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 130,879
Undistributed long-term capital gain	$ 996,747
Net unrealized appreciation (depreciation)	$ 6,583,947

The tax character of distributions paid was as follows:

	July 31, 2013	July 31, 2012
Ordinary Income	$ 85,342	$ 15,666
Long-term Capital Gains	230,904	480,841
Total	$ 316,246	$ 496,507

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Annual Report

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $13,939,479 and $12,907,588, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Blue Chip Growth as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .55% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Blue Chip Growth. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Blue Chip Growth	$ 22,289.19
Class K	1,440.05
	$ 23,729

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

5. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $401 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 12,940.41%		$ 8

Exchanges In-Kind. During the period, certain investment companies managed by FMR or its affiliates (Investing Funds) completed exchanges in-kind with the Fund. The Investing Funds delivered cash and securities valued at $1,605,000 in exchange for 32,348 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets, as well as Note 10: Share Transactions. The Fund recognized no gain or loss for federal income tax purposes.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $39 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of

Annual Report

7. Security Lending - continued

the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $2,041. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $10,642, including $619 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom FMR places trades on behalf of the Fund include an amount in addition to trade execution, which is rebated back to the Fund to offset certain expenses. This amount totaled $2,199 for the period. In addition, FMR reimbursed a portion of the Fund's operating expenses during the period in the amount of $37.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2013	2012
From net investment income
Blue Chip Growth	$ 51,844	$ 10,644
Class K	16,348	2,860
Class F	17,150	2,162
Total	$ 85,342	$ 15,666
From net realized gain
Blue Chip Growth	$ 155,106	$ 397,250
Class K	36,829	51,295
Class F	38,969	32,296
Total	$ 230,904	$ 480,841

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2013	2012	2013	2012
Blue Chip Growth
Shares sold	41,304 A	42,825	$ 2,121,491 A	$ 1,970,082
Reinvestment of distributions	4,171	9,668	202,506	399,689
Shares redeemed	(52,364)	(78,498)	(2,708,546)	(3,530,347)
Net increase (decrease)	(6,889)	(26,005)	$ (384,549)	$ (1,160,576)
Class K
Shares sold	17,299	29,866	$ 899,333	$ 1,366,770
Reinvestment of distributions	1,092	1,309	53,178	54,155
Shares redeemed	(11,703)	(9,363)	(608,221)	(426,597)
Net increase (decrease)	6,688	21,812	$ 344,290	$ 994,328
Class F
Shares sold	28,168 A	19,170	$ 1,424,726 A	$ 873,960
Reinvestment of distributions	1,153	832	56,119	34,458
Shares redeemed	(3,595)	(1,918)	(192,628)	(86,138)
Net increase (decrease)	25,726	18,084	$ 1,288,217	$ 822,280

A Amount includes in-kind exchanges (See Note 5: Exchanges In-Kind)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the Fidelity Freedom Funds and Fidelity Freedom K Funds were the owners of record, in the aggregate, of approximately 33% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity Blue Chip Growth Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Blue Chip Growth Fund (the Fund), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2013, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Blue Chip Growth Fund as of July 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

September 11, 2013

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 166 Fidelity funds. Mr. Curvey oversees 387 Fidelity funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 230 Fidelity funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person of the trust and the funds (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Funds' Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Funds' Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)

Year of Election or Appointment: 2011

Mr. O'Hanley serves as a Trustee and Chairman of the Board of Trustees of other Fidelity funds (2013-present), and is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present) and serves as a Trustee of other Fidelity funds (2013-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present) and serves as a Trustee of other Fidelity funds (2013-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Annual Report

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2008-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (1965)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Vice President of other Fidelity funds (2013-present), Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as Vice President of other Fidelity funds (2009-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (1968)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Assistant Secretary of other Fidelity funds (2009-present), Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (1958)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (1968)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon also serves as Chief Compliance Officer of other Fidelity funds (2012-present). Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present), Deputy Treasurer (2008-present), and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (1971)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Deputy Treasurer of other Fidelity funds (2012-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as Assistant Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2012-2013), an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer of Fidelity's Equity and High Income Funds. Ms. Smith also serves as Deputy Treasurer of other Fidelity funds (2013-present) and is an employee of Fidelity Investments (2009-present). Previously, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as President and Treasurer (2013-present) and Assistant Treasurer (2010-present) of other Fidelity funds, Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2013-present), and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Deputy Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2008-2013), Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Gary W. Ryan (1958)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Blue Chip Growth Fund voted to pay on September 09, 2013, to shareholders of record at the opening of business on September 06, 2013, a distribution of $3.176 per share derived from capital gains realized from sales of portfolio securities; and a dividend of $0.148 per share from net investment income.

Blue Chip Growth hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2013, $1,227,651,246, or, if subsequently determined to be different, the net capital gain of such year.

Blue Chip Growth designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Blue Chip Growth designates 100% of the dividends distributed during the fiscal year as amounts which can be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Blue Chip Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is a part of the Fidelity family of funds.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

Annual Report

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box) and 75th percentile (bottom of box) of the peer universe.

Fidelity Blue Chip Growth Fund

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 11% means that 89% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity Blue Chip Growth Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking.

Furthermore, the Board considered that shareholders approved a prospective change in the index used to calculate the fund's performance adjustment beginning June 1, 2006. The Board also considered that, because the performance adjustment is based on a rolling 36-month measurement period, during a transition period the fund's performance is compared to a blended index return that reflects the performance of the former index for the portion of the measurement period prior to June 1, 2006 and the performance of the current index for the remainder of the measurement period. The Board noted that the fund's performance adjustments for 2008 and 2009 shown in the chart above reflect the effect of using the blended index return to calculate the fund's performance adjustment.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the total expense ratio of each class ranked below its competitive median for 2012.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its July 2013 meeting, the Board voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate" effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.
New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®)
1-800-544-5555

Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

BCF-UANN-0913
1.789244.110

Fidelity®

Blue Chip Growth

Fund -
Class F

Annual Report

July 31, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2013	Past 1 year	Past 5 years	Past 10 years
Class F A	28.49%	11.04%	7.98%

A The initial offering of Class F shares took place on June 26, 2009. Returns prior to June 26, 2009, are those of Fidelity® Blue Chip Growth Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Blue Chip Growth Fund - Class F on July 31, 2003. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period. The initial offering of Class F took place on June 26, 2009. See above for additional information regarding the performance of Class F.

Annual Report

Management's Discussion of Fund Performance

Market Recap: The bull run in U.S. stocks comfortably settled into a fifth year, as major equity benchmarks ripped through records during the 12 months ending July 31, 2013. Gains were fueled by a generally improving global economy and accommodative monetary policies worldwide. The tone was positive for most of the year, based largely on stronger U.S. economic data, including employment, housing and consumer sentiment. Setting a series of new highs along the way, the broad-based S&P 500® Index rose an impressive 25.00% for the 12 months, while the blue-chip-laden Dow Jones Industrial AverageSM also moved into record territory en route to a 22.36% gain. The growth-oriented Nasdaq Composite Index® had a similarly strong run, advancing 25.15%. During the year, markets were resilient amid intermittent volatility over debt woes in Europe, the 2012 U.S. presidential election and year-end Congressional gridlock over the federal budget. In mid-to-late June, concern arose about the U.S. Federal Reserve possibly tapering its sustaining bond-buying strategy - which prompted a brief, but steep, market sell-off. However, investors' continued quest for yield and the Fed's pledge to keep buying bonds until the economy showed significant improvement overpowered the uncertainty and helped equities climb notably higher in July to close the period on a strong note.

Comments from Sonu Kalra, Portfolio Manager of Fidelity® Blue Chip Growth Fund: For the year, the fund's Class F shares advanced 28.49%, compared with 21.64% for the Russell 1000® Growth Index. I'm focused on owning companies that can sustainably grow earnings by double digits over the long term, which paid off in a strong up market. Shares of automaker Tesla Motors soared when the company ramped up production faster than expected, helping the company move into profitability much earlier than investors anticipated. Another top relative contributor was Green Mountain Coffee Roasters. During the past year, a new CEO and an extension of the firm's partnership with Starbucks, helped sustain Green Mountain's growth rate, and the stock took off. On the flip side, an overweighting in Broadcom - a chipmaker in the wireless area - was the fund's biggest relative detractor this period. Most investors anticipated the company's next-generation wireless chip would launch in the next year, but production was delayed until late 2014, which hurt the stock. Apple was by far the largest absolute detractor and also hurt relative results. Shares of the tech giant declined after the firm delivered disappointing sales of its iPhone® 5 smartphone and competitors, such as Samsung Electronics, began to close the gap on their devices in terms of product features.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2013 to July 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense Ratio B	Beginning Account Value February 1, 2013	Ending Account Value July 31, 2013	Expenses Paid During Period* February 1, 2013 to July 31, 2013
Blue Chip Growth	.74%
Actual		$ 1,000.00	$ 1,164.40	$ 3.97
HypotheticalA		$ 1,000.00	$ 1,021.12	$ 3.71
Class K	.60%
Actual		$ 1,000.00	$ 1,165.00	$ 3.22
HypotheticalA		$ 1,000.00	$ 1,021.82	$ 3.01
Class F	.55%
Actual		$ 1,000.00	$ 1,165.40	$ 2.95
HypotheticalA		$ 1,000.00	$ 1,022.07	$ 2.76

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Google, Inc. Class A	5.1	5.9
Apple, Inc.	4.1	5.9
Gilead Sciences, Inc.	2.8	1.7
Home Depot, Inc.	1.9	1.8
Amazon.com, Inc.	1.8	2.1
QUALCOMM, Inc.	1.6	2.0
Amgen, Inc.	1.4	1.1
Visa, Inc. Class A	1.4	1.3
Starbucks Corp.	1.4	1.2
United Technologies Corp.	1.4	1.3
	22.9
Top Five Market Sectors as of July 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	28.5	31.9
Consumer Discretionary	23.0	20.9
Health Care	14.7	10.5
Consumer Staples	13.2	15.2
Industrials	10.7	10.9
Asset Allocation (% of fund's net assets)
As of July 31, 2013*		As of January 31, 2013**
	Stocks 99.7%		Stocks 99.9%
	Short-Term Investments and Net Other Assets (Liabilities) 0.3%		Short-Term Investments and Net Other Assets (Liabilities) 0.1%
* Foreign investments	8.4%	** Foreign investments	9.5%

Annual Report

Investments July 31, 2013

Showing Percentage of Net Assets

Common Stocks - 99.3%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 22.6%
Auto Components - 0.2%
Johnson Controls, Inc.	909,800	$ 36,583
The Goodyear Tire & Rubber Co. (a)	630,700	11,668
		48,251
Automobiles - 1.4%
Ford Motor Co.	2,494,100	42,100
General Motors Co. (a)	815,900	29,266
Tesla Motors, Inc. (a)(d)	1,573,964	211,352
		282,718
Distributors - 0.1%
LKQ Corp. (a)	945,500	24,649
Diversified Consumer Services - 0.4%
H&R Block, Inc.	2,158,700	67,848
Kroton Educacional SA	1,180,000	16,810
		84,658
Hotels, Restaurants & Leisure - 4.4%
Alsea S.A.B. de CV	2,981,200	8,146
Buffalo Wild Wings, Inc. (a)	331,100	34,295
Chipotle Mexican Grill, Inc. (a)	158,400	65,304
Dunkin' Brands Group, Inc.	773,500	33,415
Fiesta Restaurant Group, Inc. (a)	124,000	3,912
Jubilant Foodworks Ltd. (a)	288,917	5,344
Las Vegas Sands Corp.	2,356,700	130,962
Noodles & Co.	149,479	6,483
Panera Bread Co. Class A (a)	366,200	61,174
Penn National Gaming, Inc. (a)	550,300	27,509
Starbucks Corp.	3,987,600	284,077
Starwood Hotels & Resorts Worldwide, Inc.	561,000	37,110
Whitbread PLC	464,036	22,801
Wyndham Worldwide Corp.	491,627	30,628
Yum! Brands, Inc.	1,716,600	125,174
		876,334
Household Durables - 0.4%
Sony Corp. sponsored ADR	722,700	15,206
Whirlpool Corp.	479,678	64,248
		79,454
Internet & Catalog Retail - 2.9%
Amazon.com, Inc. (a)	1,195,900	360,229
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Internet & Catalog Retail - continued
Netflix, Inc. (a)	148,800	$ 36,340
priceline.com, Inc. (a)	201,800	176,710
		573,279
Leisure Equipment & Products - 0.2%
Mattel, Inc.	985,200	41,408
Media - 2.8%
CBS Corp. Class B	865,900	45,754
Comcast Corp. Class A	6,029,400	271,805
DIRECTV (a)	421,200	26,649
DISH Network Corp. Class A	376,000	16,788
Fuji Media Holdings, Inc.	2,000	3,622
Sinclair Broadcast Group, Inc. Class A	331,300	9,346
Sirius XM Radio, Inc.	2,254,100	8,408
The Walt Disney Co.	879,500	56,860
Time Warner, Inc.	625,000	38,913
Twenty-First Century Fox, Inc. Class A	3,000,500	89,655
		567,800
Multiline Retail - 1.0%
Dollar General Corp. (a)	768,200	41,997
Dollar Tree, Inc. (a)	156,300	8,385
Macy's, Inc.	1,594,900	77,097
Target Corp.	975,200	69,483
		196,962
Specialty Retail - 5.8%
Abercrombie & Fitch Co. Class A	1,806,400	90,085
American Eagle Outfitters, Inc.	1,599,600	31,416
AutoZone, Inc. (a)	33,000	14,803
Best Buy Co., Inc.	2,509,100	75,499
CarMax, Inc. (a)	258,900	12,696
Home Depot, Inc.	4,733,300	374,073
L Brands, Inc.	1,724,700	96,187
Lowe's Companies, Inc.	3,379,400	150,654
Lumber Liquidators Holdings, Inc. (a)	272,200	26,354
Restoration Hardware Holdings, Inc.	136,400	9,114
Ross Stores, Inc.	1,935,300	130,575
TJX Companies, Inc.	2,452,180	127,611
Urban Outfitters, Inc. (a)	883,800	37,615
		1,176,682
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - 3.0%
Arezzo Industria e Comercio SA	1,646,000	$ 25,671
Fifth & Pacific Companies, Inc. (a)	1,228,600	29,265
Fossil Group, Inc. (a)	509,819	56,029
lululemon athletica, Inc. (a)	741,380	51,578
Michael Kors Holdings Ltd. (a)	2,024,237	136,312
NIKE, Inc. Class B	1,712,800	107,769
Prada SpA	1,995,500	18,628
PVH Corp.	763,900	100,674
Ralph Lauren Corp.	65,500	11,925
Under Armour, Inc. Class A (sub. vtg.) (a)(d)	902,700	60,598
Wolverine World Wide, Inc.	183,500	10,553
		609,002
TOTAL CONSUMER DISCRETIONARY		4,561,197
CONSUMER STAPLES - 13.2%
Beverages - 3.1%
Anheuser-Busch InBev SA NV ADR	695,000	66,518
Beam, Inc.	228,300	14,837
Monster Beverage Corp. (a)	1,360,600	82,983
PepsiCo, Inc.	2,227,300	186,069
SABMiller PLC	147,300	7,217
The Coca-Cola Co.	6,952,400	278,652
		636,276
Food & Staples Retailing - 2.8%
Costco Wholesale Corp.	1,409,300	165,297
CVS Caremark Corp.	3,050,600	187,581
Kroger Co.	1,485,100	58,320
Walgreen Co.	1,341,000	67,385
Whole Foods Market, Inc.	1,590,200	88,383
		566,966
Food Products - 3.0%
Archer Daniels Midland Co.	163,700	5,970
Associated British Foods PLC	592,900	17,534
Bunge Ltd.	483,600	36,758
Danone SA	658,200	52,013
Green Mountain Coffee Roasters, Inc. (a)(d)	3,513,464	271,169
Kellogg Co.	758,600	50,250
Kraft Foods Group, Inc.	536,900	30,378
Mead Johnson Nutrition Co. Class A	787,600	57,369
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Food Products - continued
Mondelez International, Inc.	1,737,400	$ 54,328
Unilever NV (NY Reg.)	620,500	24,826
		600,595
Household Products - 1.6%
Energizer Holdings, Inc.	251,500	25,603
Procter & Gamble Co.	3,373,400	270,884
Svenska Cellulosa AB (SCA) (B Shares)	811,700	21,481
		317,968
Personal Products - 0.6%
Herbalife Ltd.	1,778,391	116,485
Tobacco - 2.1%
Altria Group, Inc.	1,693,800	59,385
British American Tobacco PLC (United Kingdom)	146,800	7,831
Japan Tobacco, Inc.	528,000	18,470
Lorillard, Inc.	1,866,000	79,361
Philip Morris International, Inc.	2,885,900	257,365
		422,412
TOTAL CONSUMER STAPLES		2,660,702
ENERGY - 3.8%
Energy Equipment & Services - 0.9%
Cameron International Corp. (a)	402,500	23,868
Ensco PLC Class A	557,500	31,967
Halliburton Co.	2,651,300	119,812
National Oilwell Varco, Inc.	164,100	11,515
		187,162
Oil, Gas & Consumable Fuels - 2.9%
Anadarko Petroleum Corp.	1,352,100	119,688
Apache Corp.	204,500	16,411
Cabot Oil & Gas Corp.	277,300	21,025
Canadian Natural Resources Ltd.	1,495,600	46,349
Cobalt International Energy, Inc. (a)	654,900	18,894
Continental Resources, Inc. (a)	394,200	36,385
EOG Resources, Inc.	367,800	53,511
EQT Corp.	204,400	17,681
Hess Corp.	609,500	45,383
Occidental Petroleum Corp.	909,000	80,946
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Pioneer Natural Resources Co.	626,800	$ 97,004
Western Gas Equity Partners LP	594,900	23,403
		576,680
TOTAL ENERGY		763,842
FINANCIALS - 4.0%
Capital Markets - 0.9%
BlackRock, Inc. Class A	271,700	76,609
Invesco Ltd.	867,000	27,909
Monex Group, Inc.	50,266	20,330
Morgan Stanley	1,780,812	48,456
State Street Corp.	114,000	7,942
Virtus Investment Partners, Inc. (a)	44,000	8,206
		189,452
Consumer Finance - 0.4%
American Express Co.	964,000	71,114
Diversified Financial Services - 2.2%
Bank of America Corp.	6,660,300	97,240
Citigroup, Inc.	4,157,520	216,773
CME Group, Inc.	85,800	6,347
IntercontinentalExchange, Inc. (a)	45,300	8,265
JPMorgan Chase & Co.	2,181,100	121,553
		450,178
Insurance - 0.3%
Berkshire Hathaway, Inc. Class B (a)	265,800	30,798
MetLife, Inc.	511,600	24,772
		55,570
Real Estate Investment Trusts - 0.1%
Simon Property Group, Inc.	71,400	11,428
Real Estate Management & Development - 0.1%
Altisource Portfolio Solutions SA	50,000	6,166
Howard Hughes Corp. (a)	80,200	8,759
Parsvnath Developers Ltd. (a)(e)	21,771,340	10,232
		25,157
Thrifts & Mortgage Finance - 0.0%
Housing Development Finance Corp. Ltd. (a)	448,663	5,901
TOTAL FINANCIALS		808,800
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - 14.7%
Biotechnology - 8.9%
Acorda Therapeutics, Inc. (a)	116,000	$ 4,405
Agios Pharmaceuticals, Inc.	145,017	4,229
Alexion Pharmaceuticals, Inc. (a)	700,000	81,361
Alkermes PLC (a)	1,017,100	34,154
Alnylam Pharmaceuticals, Inc. (a)	693,263	32,008
Amgen, Inc.	2,680,400	290,261
ARIAD Pharmaceuticals, Inc. (a)	1,781,860	33,107
Biogen Idec, Inc. (a)	1,125,700	245,549
BioMarin Pharmaceutical, Inc. (a)	288,700	18,664
Bluebird Bio, Inc.	122,116	3,801
Celgene Corp. (a)	614,700	90,275
Clovis Oncology, Inc. (a)	195,300	15,210
CSL Ltd.	66,241	3,934
Exelixis, Inc. (a)	3,668,800	18,601
Gilead Sciences, Inc. (a)	9,157,000	562,698
Grifols SA (d)	330,400	13,938
Grifols SA:
ADR	292,845	9,295
Class B	16,520	529
Infinity Pharmaceuticals, Inc. (a)	640,000	13,555
InterMune, Inc. (a)	2,356,200	36,545
Ironwood Pharmaceuticals, Inc. Class A (a)	473,000	5,790
Medivation, Inc. (a)	299,000	17,303
Merrimack Pharmaceuticals, Inc. (a)	2,407,858	11,510
Onyx Pharmaceuticals, Inc. (a)	400,500	52,586
Pharmacyclics, Inc. (a)	44,300	4,812
Regeneron Pharmaceuticals, Inc. (a)	438,669	118,467
Seattle Genetics, Inc. (a)	239,900	9,721
Synageva BioPharma Corp. (a)	180,700	8,692
Vertex Pharmaceuticals, Inc. (a)	639,160	51,005
		1,792,005
Health Care Equipment & Supplies - 0.9%
Accuray, Inc. (a)(d)	2,060,900	12,798
Baxter International, Inc.	185,400	13,542
Boston Scientific Corp. (a)	3,943,000	43,058
Insulet Corp. (a)	310,600	9,905
The Cooper Companies, Inc.	814,672	103,748
		183,051
Health Care Providers & Services - 1.1%
AmerisourceBergen Corp.	201,900	11,765
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Providers & Services - continued
Apollo Hospitals Enterprise Ltd.	936,371	$ 14,435
Catamaran Corp. (a)	343,600	18,098
Express Scripts Holding Co. (a)	2,370,900	155,412
HCA Holdings, Inc.	622,300	24,270
MEDNAX, Inc. (a)	42,000	4,092
Qualicorp SA (a)	1,151,000	8,426
		236,498
Health Care Technology - 0.3%
athenahealth, Inc. (a)(d)	154,575	17,305
Cerner Corp. (a)	893,800	43,796
		61,101
Life Sciences Tools & Services - 0.3%
Illumina, Inc. (a)	697,300	55,658
Lonza Group AG	58,001	4,462
		60,120
Pharmaceuticals - 3.2%
AbbVie, Inc.	1,346,600	61,243
Actavis, Inc. (a)	732,100	98,299
Allergan, Inc.	346,000	31,528
AVANIR Pharmaceuticals Class A (a)(d)	2,885,556	13,591
Bristol-Myers Squibb Co.	663,800	28,703
Endo Health Solutions, Inc. (a)	720,068	27,694
Johnson & Johnson	1,181,540	110,474
Merck & Co., Inc.	642,100	30,930
Perrigo Co.	139,400	17,340
Questcor Pharmaceuticals, Inc.	608,852	40,683
Sanofi SA sponsored ADR	416,000	21,416
Valeant Pharmaceuticals International, Inc. (Canada) (a)	1,492,400	138,473
Warner Chilcott PLC	1,240,800	26,441
		646,815
TOTAL HEALTH CARE		2,979,590
INDUSTRIALS - 10.7%
Aerospace & Defense - 3.0%
Honeywell International, Inc.	1,207,200	100,173
Precision Castparts Corp.	596,000	132,145
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Aerospace & Defense - continued
The Boeing Co.	862,500	$ 90,649
United Technologies Corp.	2,672,600	282,146
		605,113
Air Freight & Logistics - 0.6%
FedEx Corp.	125,830	13,338
United Parcel Service, Inc. Class B	1,236,200	107,302
		120,640
Airlines - 0.9%
Copa Holdings SA Class A	84,900	11,816
Delta Air Lines, Inc.	2,096,800	44,515
Spirit Airlines, Inc. (a)	1,237,100	40,886
U.S. Airways Group, Inc. (a)	2,300,900	44,522
United Continental Holdings, Inc. (a)	898,400	31,309
		173,048
Building Products - 0.3%
A.O. Smith Corp.	151,000	6,239
Fortune Brands Home & Security, Inc.	348,500	14,397
Masco Corp.	1,904,100	39,072
		59,708
Construction & Engineering - 0.1%
Quanta Services, Inc. (a)	758,300	20,330
Electrical Equipment - 0.6%
Eaton Corp. PLC	1,620,100	111,706
Industrial Conglomerates - 1.0%
Danaher Corp.	2,848,300	191,805
General Electric Co.	733,900	17,885
		209,690
Machinery - 1.8%
Caterpillar, Inc.	732,900	60,765
Cummins, Inc.	1,356,000	164,334
Ingersoll-Rand PLC	1,204,000	73,504
ITT Corp.	473,900	14,805
Manitowoc Co., Inc.	1,186,800	24,365
PACCAR, Inc.	269,200	15,148
Snap-On, Inc.	87,500	8,299
		361,220
Professional Services - 0.6%
Manpower, Inc.	1,650,800	110,389
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Professional Services - continued
Towers Watson & Co.	171,500	$ 14,445
Verisk Analytics, Inc. (a)	61,900	3,984
		128,818
Road & Rail - 1.6%
Canadian Pacific Railway Ltd.	537,600	66,018
Con-way, Inc.	431,200	17,873
Hertz Global Holdings, Inc. (a)	3,815,600	97,718
Union Pacific Corp.	840,800	133,342
		314,951
Trading Companies & Distributors - 0.2%
Mills Estruturas e Servicos de Engenharia SA	827,400	10,336
W.W. Grainger, Inc.	55,200	14,470
WESCO International, Inc. (a)	305,300	23,136
		47,942
TOTAL INDUSTRIALS		2,153,166
INFORMATION TECHNOLOGY - 28.5%
Communications Equipment - 2.5%
Aruba Networks, Inc. (a)	534,200	9,498
Cisco Systems, Inc.	2,047,800	52,321
F5 Networks, Inc. (a)	631,600	55,429
Juniper Networks, Inc. (a)	2,603,100	56,409
QUALCOMM, Inc.	5,070,600	327,307
		500,964
Computers & Peripherals - 5.9%
Apple, Inc.	1,835,600	830,609
EMC Corp.	5,267,100	137,735
Fusion-io, Inc. (a)	807,522	11,644
Hewlett-Packard Co.	2,539,700	65,219
NCR Corp. (a)	3,286,157	118,302
SanDisk Corp.	371,800	20,494
Stratasys Ltd. (a)	46,600	4,131
		1,188,134
Electronic Equipment & Components - 0.1%
InvenSense, Inc. (a)	535,400	9,466
Neonode, Inc. (a)	613,800	4,782
		14,248
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Internet Software & Services - 8.2%
Baidu.com, Inc. sponsored ADR (a)	115,900	$ 15,335
Cornerstone OnDemand, Inc. (a)	149,200	6,571
Dropbox, Inc. (a)(f)	1,003,814	10,038
eBay, Inc. (a)	1,220,300	63,077
Facebook, Inc. Class A (a)	7,472,367	275,207
Google, Inc. Class A (a)	1,150,067	1,020,805
LinkedIn Corp. (a)	357,000	72,753
Marketo, Inc.	285,851	8,984
Rackspace Hosting, Inc. (a)	972,100	44,026
Trulia, Inc.	161,200	6,006
WebMD Health Corp. (a)	639,700	21,116
Yahoo!, Inc. (a)	3,808,900	106,992
Yelp, Inc. (a)(d)	110,200	4,606
		1,655,516
IT Services - 3.7%
Cognizant Technology Solutions Corp. Class A (a)	1,700,800	123,121
FleetCor Technologies, Inc. (a)	118,000	10,593
MasterCard, Inc. Class A	446,600	272,698
The Western Union Co.	1,974,600	35,464
Unisys Corp. (a)	359,124	9,316
Visa, Inc. Class A	1,610,700	285,110
		736,302
Semiconductors & Semiconductor Equipment - 3.2%
Advanced Micro Devices, Inc. (a)(d)	9,424,400	35,530
Altera Corp.	1,583,400	56,306
Applied Materials, Inc.	3,982,200	64,950
Atmel Corp. (a)	1,086,600	8,584
Avago Technologies Ltd.	1,028,900	37,740
Broadcom Corp. Class A	6,478,600	178,615
Cree, Inc. (a)	638,500	44,631
First Solar, Inc. (a)	338,700	16,678
Lam Research Corp. (a)	164,000	8,072
Monolithic Power Systems, Inc.	437,600	11,456
NVIDIA Corp.	1,099,200	15,861
NXP Semiconductors NV (a)	4,948,135	161,557
PMC-Sierra, Inc. (a)	2,192,700	14,483
		654,463
Software - 4.9%
Activision Blizzard, Inc.	6,149,700	110,572
Adobe Systems, Inc. (a)	731,300	34,576
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Software - continued
Electronic Arts, Inc. (a)	4,007,996	$ 104,689
FleetMatics Group PLC	187,100	7,046
Guidewire Software, Inc. (a)	248,300	10,866
Intuit, Inc.	127,200	8,131
Linx SA	124,800	2,067
Microsoft Corp.	3,990,689	127,024
Oracle Corp.	3,956,200	127,983
QLIK Technologies, Inc. (a)	696,663	21,819
Red Hat, Inc. (a)	1,463,400	75,760
salesforce.com, Inc. (a)	4,973,660	217,598
ServiceNow, Inc. (a)	522,500	22,771
Splunk, Inc. (a)	196,000	9,802
Tableau Software, Inc.	50,600	2,803
Take-Two Interactive Software, Inc. (a)	1,200,800	21,050
Ubisoft Entertainment SA (a)	881,104	13,445
VMware, Inc. Class A (a)	409,600	33,665
Workday, Inc. Class A (d)	648,700	44,300
		995,967
TOTAL INFORMATION TECHNOLOGY		5,745,594
MATERIALS - 1.7%
Chemicals - 1.6%
Eastman Chemical Co.	1,196,200	96,210
LyondellBasell Industries NV Class A	320,800	22,042
Mexichem S.A.B. de CV	3,322,800	15,549
Monsanto Co.	1,900,300	187,712
		321,513
Metals & Mining - 0.1%
Freeport-McMoRan Copper & Gold, Inc.	702,100	19,855
TOTAL MATERIALS		341,368
TELECOMMUNICATION SERVICES - 0.1%
Diversified Telecommunication Services - 0.1%
Jazztel PLC (a)	504,600	4,578
Verizon Communications, Inc.	383,700	18,985
		23,563
TOTAL COMMON STOCKS (Cost $13,457,469)		20,037,822
Preferred Stocks - 0.4%
	Shares	Value (000s)
Convertible Preferred Stocks - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Leisure Equipment & Products - 0.0%
NJOY, Inc. Series C (f)	607,766	$ 4,913
Nonconvertible Preferred Stocks - 0.4%
CONSUMER DISCRETIONARY - 0.4%
Automobiles - 0.4%
Volkswagen AG	338,600	80,474
TOTAL PREFERRED STOCKS (Cost $40,585)		85,387
Money Market Funds - 2.9%

Fidelity Cash Central Fund, 0.11% (b)	65,572,089	65,572
Fidelity Securities Lending Cash Central Fund, 0.12% (b)(c)	529,104,648	529,105
TOTAL MONEY MARKET FUNDS (Cost $594,677)		594,677
TOTAL INVESTMENT PORTFOLIO - 102.6% (Cost $14,092,731)		20,717,886
NET OTHER ASSETS (LIABILITIES) - (2.6)%		(534,684)
NET ASSETS - 100%		$ 20,183,202
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $14,951,000 or 0.1% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Dropbox, Inc.	5/2/12	$ 9,084
NJOY, Inc. Series C	6/7/13	$ 4,913
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 44
Fidelity Securities Lending Cash Central Fund	10,642
Total	$ 10,686
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Parsvnath Developers Ltd.	$ 15,302	$ -	$ -	$ -	$ 10,232
Total	$ 15,302	$ -	$ -	$ -	$ 10,232
Other Information

The following is a summary of the inputs used, as of July 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 4,646,584	$ 4,641,671	$ -	$ 4,913
Consumer Staples	2,660,702	2,652,871	7,831	-
Energy	763,842	763,842	-	-
Financials	808,800	808,800	-	-
Health Care	2,979,590	2,979,590	-	-
Industrials	2,153,166	2,153,166	-	-
Information Technology	5,745,594	5,735,556	-	10,038
Materials	341,368	341,368	-	-
Telecommunication Services	23,563	23,563	-	-
Money Market Funds	594,677	594,677	-	-
Total Investments in Securities:	$ 20,717,886	$ 20,695,104	$ 7,831	$ 14,951
See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	July 31, 2013

Assets
Investment in securities, at value (including securities loaned of $525,836) - See accompanying schedule: Unaffiliated issuers (cost $13,467,203)	$ 20,112,977
Fidelity Central Funds (cost $594,677)	594,677
Other affiliated issuers (cost $30,851)	10,232
Total Investments (cost $14,092,731)		$ 20,717,886
Cash		159
Receivable for investments sold		173,967
Receivable for fund shares sold		16,793
Dividends receivable		7,381
Distributions receivable from Fidelity Central Funds		137
Other receivables		751
Total assets		20,917,074

Liabilities
Payable for investments purchased	$ 160,438
Payable for fund shares redeemed	31,357
Accrued management fee	10,006
Other affiliated payables	2,227
Other payables and accrued expenses	739
Collateral on securities loaned, at value	529,105
Total liabilities		733,872

Net Assets		$ 20,183,202
Net Assets consist of:
Paid in capital		$ 12,472,227
Undistributed net investment income		56,036
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		1,029,789
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		6,625,150
Net Assets		$ 20,183,202

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	July 31, 2013

Blue Chip Growth: Net Asset Value, offering price and redemption price per share ($12,927,159 ÷ 216,718 shares)	$ 59.65

Class K: Net Asset Value, offering price and redemption price per share ($3,505,675 ÷ 58,679 shares)	$ 59.74

Class F: Net Asset Value, offering price and redemption price per share ($3,750,368 ÷ 62,706 shares)	$ 59.81

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended July 31, 2013

Investment Income
Dividends		$ 247,142
Interest		1
Income from Fidelity Central Funds		10,686
Total income		257,829

Expenses
Management fee Basic fee	$ 95,910
Performance adjustment	(1,291)
Transfer agent fees	23,729
Accounting and security lending fees	1,648
Custodian fees and expenses	400
Independent trustees' compensation	108
Registration fees	151
Audit	107
Legal	56
Interest	8
Miscellaneous	149
Total expenses before reductions	120,975
Expense reductions	(2,236)	118,739
Net investment income (loss)		139,090
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,392,819
Foreign currency transactions	(800)
Total net realized gain (loss)		1,392,019
Change in net unrealized appreciation (depreciation) on: Investment securities	2,900,644
Assets and liabilities in foreign currencies	23
Total change in net unrealized appreciation (depreciation)		2,900,667
Net gain (loss)		4,292,686
Net increase (decrease) in net assets resulting from operations		$ 4,431,776

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2013	Year ended July 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 139,090	$ 35,383
Net realized gain (loss)	1,392,019	(37,431)
Change in net unrealized appreciation (depreciation)	2,900,667	271,789
Net increase (decrease) in net assets resulting from operations	4,431,776	269,741
Distributions to shareholders from net investment income	(85,342)	(15,666)
Distributions to shareholders from net realized gain	(230,904)	(480,841)
Total distributions	(316,246)	(496,507)
Share transactions - net increase (decrease)	1,247,958	656,032
Total increase (decrease) in net assets	5,363,488	429,266

Net Assets
Beginning of period	14,819,714	14,390,448
End of period (including undistributed net investment income of $56,036 and undistributed net investment income of $10,385, respectively)	$ 20,183,202	$ 14,819,714

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Blue Chip Growth

Years ended July 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 47.38	$ 48.17	$ 37.63	$ 31.97	$ 39.06
Income from Investment Operations
Net investment income (loss) B	.39	.10	(.03)	.04	.27
Net realized and unrealized gain (loss)	12.79	.75	10.61	5.80	(6.36)
Total from investment operations	13.18	.85	10.58	5.84	(6.09)
Distributions from net investment income	(.23)	(.04)	(.00) E, G	(.18)	(.29)
Distributions from net realized gain	(.68)	(1.60)	(.04) E	-	(.71)
Total distributions	(.91)	(1.64)	(.04)	(.18)	(1.00)
Net asset value, end of period	$ 59.65	$ 47.38	$ 48.17	$ 37.63	$ 31.97
Total Return A	28.25%	2.27%	28.12%	18.29%	(15.85)%
Ratios to Average Net Assets C, F
Expenses before reductions	.76%	.90%	.94%	.94%	.76%
Expenses net of fee waivers, if any	.76%	.90%	.94%	.94%	.76%
Expenses net of all reductions	.74%	.89%	.92%	.93%	.76%
Net investment income (loss)	.75%	.21%	(.06)%	.10%	.93%
Supplemental Data
Net assets, end of period (in millions)	$ 12,927	$ 10,595	$ 12,024	$ 10,295	$ 9,691
Portfolio turnover rate D	75%	95%	132%	135%	134%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended July 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 47.46	$ 48.21	$ 37.66	$ 32.01	$ 39.07
Income from Investment Operations
Net investment income (loss) C	.47	.17	.05	.11	.32
Net realized and unrealized gain (loss)	12.79	.75	10.62	5.79	(6.33)
Total from investment operations	13.26	.92	10.67	5.90	(6.01)
Distributions from net investment income	(.30)	(.08)	(.05) F	(.25)	(.34)
Distributions from net realized gain	(.68)	(1.60)	(.07) F	-	(.71)
Total distributions	(.98)	(1.67) H	(.12)	(.25)	(1.05)
Net asset value, end of period	$ 59.74	$ 47.46	$ 48.21	$ 37.66	$ 32.01
Total Return A, B	28.42%	2.43%	28.37%	18.48%	(15.61)%
Ratios to Average Net Assets D, G
Expenses before reductions	.61%	.74%	.77%	.75%	.53%
Expenses net of fee waivers, if any	.61%	.74%	.77%	.75%	.53%
Expenses net of all reductions	.60%	.73%	.76%	.74%	.52%
Net investment income (loss)	.89%	.37%	.11%	.30%	1.16%
Supplemental Data
Net assets, end of period (in millions)	$ 3,506	$ 2,467	$ 1,455	$ 932	$ 591
Portfolio turnover rate E	75%	95%	132%	135%	134%

A Total returns for periods of less than one year are not annualized.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Total distributions of $1.67 per share is comprised of distributions from net investment income of $.076 and distributions from net realized gain of $1.598 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended July 31,	2013	2012	2011	2010	2009 G
Selected Per-Share Data
Net asset value, beginning of period	$ 47.51	$ 48.24	$ 37.69	$ 31.98	$ 29.16
Income from Investment Operations
Net investment income (loss) D	.50	.19	.07	.13	- J
Net realized and unrealized gain (loss)	12.81	.76	10.61	5.80	2.82
Total from investment operations	13.31	.95	10.68	5.93	2.82
Distributions from net investment income	(.33)	(.08)	(.06) H	(.22)	-
Distributions from net realized gain	(.68)	(1.60)	(.08) H	-	-
Total distributions	(1.01)	(1.68)	(.13) K	(.22)	-
Net asset value, end of period	$ 59.81	$ 47.51	$ 48.24	$ 37.69	$ 31.98
Total Return B, C	28.49%	2.49%	28.41%	18.59%	9.67%
Ratios to Average Net Assets E, I
Expenses before reductions	.56%	.69%	.72%	.70%	.51% A
Expenses net of fee waivers, if any	.56%	.69%	.72%	.70%	.51% A
Expenses net of all reductions	.55%	.68%	.71%	.68%	.51% A
Net investment income (loss)	.94%	.42%	.16%	.35%	(.05)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,750,368	$ 1,756,916	$ 911,556	$ 321,409	$ 261
Portfolio turnover rate F	75%	95%	132%	135%	134%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period June 26, 2009 (commencement of sale of shares) to July 31, 2009.

H The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Total distributions of $.13 per share is comprised of distributions from net investment income of $.058 and distributions from net realized gain of $.076 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2013

(Amounts in thousands except percentages)

1. Organization.

Fidelity® Blue Chip Growth Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Blue Chip Growth, Class K and Class F shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class F shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as investment manager.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by FMR and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Valuation - continued

approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and these securities are generally categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2013, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of July 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences resulted in distribution reclassifications. In addition,

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3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

the fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 6,725,212
Gross unrealized depreciation	(141,260)
Net unrealized appreciation (depreciation) on securities and other investments	$ 6,583,952

Tax Cost	$ 14,133,934

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 130,879
Undistributed long-term capital gain	$ 996,747
Net unrealized appreciation (depreciation)	$ 6,583,947

The tax character of distributions paid was as follows:

	July 31, 2013	July 31, 2012
Ordinary Income	$ 85,342	$ 15,666
Long-term Capital Gains	230,904	480,841
Total	$ 316,246	$ 496,507

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

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Notes to Financial Statements - continued

(Amounts in thousands except percentages)

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $13,939,479 and $12,907,588, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Blue Chip Growth as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .55% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Blue Chip Growth. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Blue Chip Growth	$ 22,289.19
Class K	1,440.05
	$ 23,729

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

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5. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $401 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 12,940.41%		$ 8

Exchanges In-Kind. During the period, certain investment companies managed by FMR or its affiliates (Investing Funds) completed exchanges in-kind with the Fund. The Investing Funds delivered cash and securities valued at $1,605,000 in exchange for 32,348 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets, as well as Note 10: Share Transactions. The Fund recognized no gain or loss for federal income tax purposes.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $39 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of

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Notes to Financial Statements - continued

(Amounts in thousands except percentages)

7. Security Lending - continued

the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $2,041. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $10,642, including $619 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom FMR places trades on behalf of the Fund include an amount in addition to trade execution, which is rebated back to the Fund to offset certain expenses. This amount totaled $2,199 for the period. In addition, FMR reimbursed a portion of the Fund's operating expenses during the period in the amount of $37.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2013	2012
From net investment income
Blue Chip Growth	$ 51,844	$ 10,644
Class K	16,348	2,860
Class F	17,150	2,162
Total	$ 85,342	$ 15,666
From net realized gain
Blue Chip Growth	$ 155,106	$ 397,250
Class K	36,829	51,295
Class F	38,969	32,296
Total	$ 230,904	$ 480,841

Annual Report

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2013	2012	2013	2012
Blue Chip Growth
Shares sold	41,304 A	42,825	$ 2,121,491 A	$ 1,970,082
Reinvestment of distributions	4,171	9,668	202,506	399,689
Shares redeemed	(52,364)	(78,498)	(2,708,546)	(3,530,347)
Net increase (decrease)	(6,889)	(26,005)	$ (384,549)	$ (1,160,576)
Class K
Shares sold	17,299	29,866	$ 899,333	$ 1,366,770
Reinvestment of distributions	1,092	1,309	53,178	54,155
Shares redeemed	(11,703)	(9,363)	(608,221)	(426,597)
Net increase (decrease)	6,688	21,812	$ 344,290	$ 994,328
Class F
Shares sold	28,168 A	19,170	$ 1,424,726 A	$ 873,960
Reinvestment of distributions	1,153	832	56,119	34,458
Shares redeemed	(3,595)	(1,918)	(192,628)	(86,138)
Net increase (decrease)	25,726	18,084	$ 1,288,217	$ 822,280

A Amount includes in-kind exchanges (See Note 5: Exchanges In-Kind)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the Fidelity Freedom Funds and Fidelity Freedom K Funds were the owners of record, in the aggregate, of approximately 33% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity Blue Chip Growth Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Blue Chip Growth Fund (the Fund), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2013, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Blue Chip Growth Fund as of July 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

September 11, 2013

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 166 Fidelity funds. Mr. Curvey oversees 387 Fidelity funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 230 Fidelity funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person of the trust and the funds (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Funds' Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Funds' Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)

Year of Election or Appointment: 2011

Mr. O'Hanley serves as a Trustee and Chairman of the Board of Trustees of other Fidelity funds (2013-present), and is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present) and serves as a Trustee of other Fidelity funds (2013-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present) and serves as a Trustee of other Fidelity funds (2013-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Annual Report

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2008-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (1965)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Vice President of other Fidelity funds (2013-present), Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as Vice President of other Fidelity funds (2009-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (1968)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Assistant Secretary of other Fidelity funds (2009-present), Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (1958)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (1968)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon also serves as Chief Compliance Officer of other Fidelity funds (2012-present). Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present), Deputy Treasurer (2008-present), and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (1971)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Deputy Treasurer of other Fidelity funds (2012-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as Assistant Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2012-2013), an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer of Fidelity's Equity and High Income Funds. Ms. Smith also serves as Deputy Treasurer of other Fidelity funds (2013-present) and is an employee of Fidelity Investments (2009-present). Previously, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as President and Treasurer (2013-present) and Assistant Treasurer (2010-present) of other Fidelity funds, Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2013-present), and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Deputy Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2008-2013), Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Gary W. Ryan (1958)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Blue Chip Growth Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities; and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class F	09/09/13	09/06/13	$0.210	$3.176

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2013, $1,227,651,246, or, if subsequently determined to be different, the net capital gain of such year.

Class F designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class F designates 100% of the dividends distributed during the fiscal year as amounts which can be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Blue Chip Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is a part of the Fidelity family of funds.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

Annual Report

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box) and 75th percentile (bottom of box) of the peer universe.

Fidelity Blue Chip Growth Fund

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 11% means that 89% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity Blue Chip Growth Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking.

Furthermore, the Board considered that shareholders approved a prospective change in the index used to calculate the fund's performance adjustment beginning June 1, 2006. The Board also considered that, because the performance adjustment is based on a rolling 36-month measurement period, during a transition period the fund's performance is compared to a blended index return that reflects the performance of the former index for the portion of the measurement period prior to June 1, 2006 and the performance of the current index for the remainder of the measurement period. The Board noted that the fund's performance adjustments for 2008 and 2009 shown in the chart above reflect the effect of using the blended index return to calculate the fund's performance adjustment.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the total expense ratio of each class ranked below its competitive median for 2012.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its July 2013 meeting, the Board voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate" effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.
New York, NY

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

BCF-F-ANN-0913
1.891663.104

Fidelity®

Blue Chip Growth

Fund -
Class K

Annual Report

July 31, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2013	Past 1 year	Past 5 years	Past 10 years
Class K A	28.42%	11.04%	7.98%

A The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008, are those of Fidelity® Blue Chip Growth Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Blue Chip Growth Fund - Class K on July 31, 2003. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period. The initial offering of Class K took place on May 9, 2008. See above for additional information regarding the performance of Class K.

Annual Report

Management's Discussion of Fund Performance

Market Recap: The bull run in U.S. stocks comfortably settled into a fifth year, as major equity benchmarks ripped through records during the 12 months ending July 31, 2013. Gains were fueled by a generally improving global economy and accommodative monetary policies worldwide. The tone was positive for most of the year, based largely on stronger U.S. economic data, including employment, housing and consumer sentiment. Setting a series of new highs along the way, the broad-based S&P 500® Index rose an impressive 25.00% for the 12 months, while the blue-chip-laden Dow Jones Industrial AverageSM also moved into record territory en route to a 22.36% gain. The growth-oriented Nasdaq Composite Index® had a similarly strong run, advancing 25.15%. During the year, markets were resilient amid intermittent volatility over debt woes in Europe, the 2012 U.S. presidential election and year-end Congressional gridlock over the federal budget. In mid-to-late June, concern arose about the U.S. Federal Reserve possibly tapering its sustaining bond-buying strategy - which prompted a brief, but steep, market sell-off. However, investors' continued quest for yield and the Fed's pledge to keep buying bonds until the economy showed significant improvement overpowered the uncertainty and helped equities climb notably higher in July to close the period on a strong note.

Comments from Sonu Kalra, Portfolio Manager of Fidelity® Blue Chip Growth Fund: For the year, the fund's Class K shares advanced 28.42%, compared with 21.64% for the Russell 1000® Growth Index. I'm focused on owning companies that can sustainably grow earnings by double digits over the long term, which paid off in a strong up market. Shares of automaker Tesla Motors soared when the company ramped up production faster than expected, helping the company move into profitability much earlier than investors anticipated. Another top relative contributor was Green Mountain Coffee Roasters. During the past year, a new CEO, along with an extension of the firm's partnership with Starbucks, helped sustain Green Mountain's growth rate, and the stock took off. On the flip side, an overweighting in Broadcom - a chipmaker in the wireless area - was the fund's biggest relative detractor this period. Most investors anticipated the company's next-generation wireless chip would launch in the next year, but production was delayed until late 2014, which hurt the stock. Apple was by far the largest absolute detractor and also hurt relative results. Shares of the tech giant declined after the firm delivered disappointing sales of its iPhone® 5 smartphone and competitors, such as Samsung Electronics, began to close the gap on their devices in terms of product features.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2013 to July 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense Ratio B	Beginning Account Value February 1, 2013	Ending Account Value July 31, 2013	Expenses Paid During Period* February 1, 2013 to July 31, 2013
Blue Chip Growth	.74%
Actual		$ 1,000.00	$ 1,164.40	$ 3.97
HypotheticalA		$ 1,000.00	$ 1,021.12	$ 3.71
Class K	.60%
Actual		$ 1,000.00	$ 1,165.00	$ 3.22
HypotheticalA		$ 1,000.00	$ 1,021.82	$ 3.01
Class F	.55%
Actual		$ 1,000.00	$ 1,165.40	$ 2.95
HypotheticalA		$ 1,000.00	$ 1,022.07	$ 2.76

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Google, Inc. Class A	5.1	5.9
Apple, Inc.	4.1	5.9
Gilead Sciences, Inc.	2.8	1.7
Home Depot, Inc.	1.9	1.8
Amazon.com, Inc.	1.8	2.1
QUALCOMM, Inc.	1.6	2.0
Amgen, Inc.	1.4	1.1
Visa, Inc. Class A	1.4	1.3
Starbucks Corp.	1.4	1.2
United Technologies Corp.	1.4	1.3
	22.9
Top Five Market Sectors as of July 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	28.5	31.9
Consumer Discretionary	23.0	20.9
Health Care	14.7	10.5
Consumer Staples	13.2	15.2
Industrials	10.7	10.9
Asset Allocation (% of fund's net assets)
As of July 31, 2013*		As of January 31, 2013**
	Stocks 99.7%		Stocks 99.9%
	Short-Term Investments and Net Other Assets (Liabilities) 0.3%		Short-Term Investments and Net Other Assets (Liabilities) 0.1%
* Foreign investments	8.4%	** Foreign investments	9.5%

Annual Report

Investments July 31, 2013

Showing Percentage of Net Assets

Common Stocks - 99.3%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 22.6%
Auto Components - 0.2%
Johnson Controls, Inc.	909,800	$ 36,583
The Goodyear Tire & Rubber Co. (a)	630,700	11,668
		48,251
Automobiles - 1.4%
Ford Motor Co.	2,494,100	42,100
General Motors Co. (a)	815,900	29,266
Tesla Motors, Inc. (a)(d)	1,573,964	211,352
		282,718
Distributors - 0.1%
LKQ Corp. (a)	945,500	24,649
Diversified Consumer Services - 0.4%
H&R Block, Inc.	2,158,700	67,848
Kroton Educacional SA	1,180,000	16,810
		84,658
Hotels, Restaurants & Leisure - 4.4%
Alsea S.A.B. de CV	2,981,200	8,146
Buffalo Wild Wings, Inc. (a)	331,100	34,295
Chipotle Mexican Grill, Inc. (a)	158,400	65,304
Dunkin' Brands Group, Inc.	773,500	33,415
Fiesta Restaurant Group, Inc. (a)	124,000	3,912
Jubilant Foodworks Ltd. (a)	288,917	5,344
Las Vegas Sands Corp.	2,356,700	130,962
Noodles & Co.	149,479	6,483
Panera Bread Co. Class A (a)	366,200	61,174
Penn National Gaming, Inc. (a)	550,300	27,509
Starbucks Corp.	3,987,600	284,077
Starwood Hotels & Resorts Worldwide, Inc.	561,000	37,110
Whitbread PLC	464,036	22,801
Wyndham Worldwide Corp.	491,627	30,628
Yum! Brands, Inc.	1,716,600	125,174
		876,334
Household Durables - 0.4%
Sony Corp. sponsored ADR	722,700	15,206
Whirlpool Corp.	479,678	64,248
		79,454
Internet & Catalog Retail - 2.9%
Amazon.com, Inc. (a)	1,195,900	360,229
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Internet & Catalog Retail - continued
Netflix, Inc. (a)	148,800	$ 36,340
priceline.com, Inc. (a)	201,800	176,710
		573,279
Leisure Equipment & Products - 0.2%
Mattel, Inc.	985,200	41,408
Media - 2.8%
CBS Corp. Class B	865,900	45,754
Comcast Corp. Class A	6,029,400	271,805
DIRECTV (a)	421,200	26,649
DISH Network Corp. Class A	376,000	16,788
Fuji Media Holdings, Inc.	2,000	3,622
Sinclair Broadcast Group, Inc. Class A	331,300	9,346
Sirius XM Radio, Inc.	2,254,100	8,408
The Walt Disney Co.	879,500	56,860
Time Warner, Inc.	625,000	38,913
Twenty-First Century Fox, Inc. Class A	3,000,500	89,655
		567,800
Multiline Retail - 1.0%
Dollar General Corp. (a)	768,200	41,997
Dollar Tree, Inc. (a)	156,300	8,385
Macy's, Inc.	1,594,900	77,097
Target Corp.	975,200	69,483
		196,962
Specialty Retail - 5.8%
Abercrombie & Fitch Co. Class A	1,806,400	90,085
American Eagle Outfitters, Inc.	1,599,600	31,416
AutoZone, Inc. (a)	33,000	14,803
Best Buy Co., Inc.	2,509,100	75,499
CarMax, Inc. (a)	258,900	12,696
Home Depot, Inc.	4,733,300	374,073
L Brands, Inc.	1,724,700	96,187
Lowe's Companies, Inc.	3,379,400	150,654
Lumber Liquidators Holdings, Inc. (a)	272,200	26,354
Restoration Hardware Holdings, Inc.	136,400	9,114
Ross Stores, Inc.	1,935,300	130,575
TJX Companies, Inc.	2,452,180	127,611
Urban Outfitters, Inc. (a)	883,800	37,615
		1,176,682
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - 3.0%
Arezzo Industria e Comercio SA	1,646,000	$ 25,671
Fifth & Pacific Companies, Inc. (a)	1,228,600	29,265
Fossil Group, Inc. (a)	509,819	56,029
lululemon athletica, Inc. (a)	741,380	51,578
Michael Kors Holdings Ltd. (a)	2,024,237	136,312
NIKE, Inc. Class B	1,712,800	107,769
Prada SpA	1,995,500	18,628
PVH Corp.	763,900	100,674
Ralph Lauren Corp.	65,500	11,925
Under Armour, Inc. Class A (sub. vtg.) (a)(d)	902,700	60,598
Wolverine World Wide, Inc.	183,500	10,553
		609,002
TOTAL CONSUMER DISCRETIONARY		4,561,197
CONSUMER STAPLES - 13.2%
Beverages - 3.1%
Anheuser-Busch InBev SA NV ADR	695,000	66,518
Beam, Inc.	228,300	14,837
Monster Beverage Corp. (a)	1,360,600	82,983
PepsiCo, Inc.	2,227,300	186,069
SABMiller PLC	147,300	7,217
The Coca-Cola Co.	6,952,400	278,652
		636,276
Food & Staples Retailing - 2.8%
Costco Wholesale Corp.	1,409,300	165,297
CVS Caremark Corp.	3,050,600	187,581
Kroger Co.	1,485,100	58,320
Walgreen Co.	1,341,000	67,385
Whole Foods Market, Inc.	1,590,200	88,383
		566,966
Food Products - 3.0%
Archer Daniels Midland Co.	163,700	5,970
Associated British Foods PLC	592,900	17,534
Bunge Ltd.	483,600	36,758
Danone SA	658,200	52,013
Green Mountain Coffee Roasters, Inc. (a)(d)	3,513,464	271,169
Kellogg Co.	758,600	50,250
Kraft Foods Group, Inc.	536,900	30,378
Mead Johnson Nutrition Co. Class A	787,600	57,369
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Food Products - continued
Mondelez International, Inc.	1,737,400	$ 54,328
Unilever NV (NY Reg.)	620,500	24,826
		600,595
Household Products - 1.6%
Energizer Holdings, Inc.	251,500	25,603
Procter & Gamble Co.	3,373,400	270,884
Svenska Cellulosa AB (SCA) (B Shares)	811,700	21,481
		317,968
Personal Products - 0.6%
Herbalife Ltd.	1,778,391	116,485
Tobacco - 2.1%
Altria Group, Inc.	1,693,800	59,385
British American Tobacco PLC (United Kingdom)	146,800	7,831
Japan Tobacco, Inc.	528,000	18,470
Lorillard, Inc.	1,866,000	79,361
Philip Morris International, Inc.	2,885,900	257,365
		422,412
TOTAL CONSUMER STAPLES		2,660,702
ENERGY - 3.8%
Energy Equipment & Services - 0.9%
Cameron International Corp. (a)	402,500	23,868
Ensco PLC Class A	557,500	31,967
Halliburton Co.	2,651,300	119,812
National Oilwell Varco, Inc.	164,100	11,515
		187,162
Oil, Gas & Consumable Fuels - 2.9%
Anadarko Petroleum Corp.	1,352,100	119,688
Apache Corp.	204,500	16,411
Cabot Oil & Gas Corp.	277,300	21,025
Canadian Natural Resources Ltd.	1,495,600	46,349
Cobalt International Energy, Inc. (a)	654,900	18,894
Continental Resources, Inc. (a)	394,200	36,385
EOG Resources, Inc.	367,800	53,511
EQT Corp.	204,400	17,681
Hess Corp.	609,500	45,383
Occidental Petroleum Corp.	909,000	80,946
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Pioneer Natural Resources Co.	626,800	$ 97,004
Western Gas Equity Partners LP	594,900	23,403
		576,680
TOTAL ENERGY		763,842
FINANCIALS - 4.0%
Capital Markets - 0.9%
BlackRock, Inc. Class A	271,700	76,609
Invesco Ltd.	867,000	27,909
Monex Group, Inc.	50,266	20,330
Morgan Stanley	1,780,812	48,456
State Street Corp.	114,000	7,942
Virtus Investment Partners, Inc. (a)	44,000	8,206
		189,452
Consumer Finance - 0.4%
American Express Co.	964,000	71,114
Diversified Financial Services - 2.2%
Bank of America Corp.	6,660,300	97,240
Citigroup, Inc.	4,157,520	216,773
CME Group, Inc.	85,800	6,347
IntercontinentalExchange, Inc. (a)	45,300	8,265
JPMorgan Chase & Co.	2,181,100	121,553
		450,178
Insurance - 0.3%
Berkshire Hathaway, Inc. Class B (a)	265,800	30,798
MetLife, Inc.	511,600	24,772
		55,570
Real Estate Investment Trusts - 0.1%
Simon Property Group, Inc.	71,400	11,428
Real Estate Management & Development - 0.1%
Altisource Portfolio Solutions SA	50,000	6,166
Howard Hughes Corp. (a)	80,200	8,759
Parsvnath Developers Ltd. (a)(e)	21,771,340	10,232
		25,157
Thrifts & Mortgage Finance - 0.0%
Housing Development Finance Corp. Ltd. (a)	448,663	5,901
TOTAL FINANCIALS		808,800
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - 14.7%
Biotechnology - 8.9%
Acorda Therapeutics, Inc. (a)	116,000	$ 4,405
Agios Pharmaceuticals, Inc.	145,017	4,229
Alexion Pharmaceuticals, Inc. (a)	700,000	81,361
Alkermes PLC (a)	1,017,100	34,154
Alnylam Pharmaceuticals, Inc. (a)	693,263	32,008
Amgen, Inc.	2,680,400	290,261
ARIAD Pharmaceuticals, Inc. (a)	1,781,860	33,107
Biogen Idec, Inc. (a)	1,125,700	245,549
BioMarin Pharmaceutical, Inc. (a)	288,700	18,664
Bluebird Bio, Inc.	122,116	3,801
Celgene Corp. (a)	614,700	90,275
Clovis Oncology, Inc. (a)	195,300	15,210
CSL Ltd.	66,241	3,934
Exelixis, Inc. (a)	3,668,800	18,601
Gilead Sciences, Inc. (a)	9,157,000	562,698
Grifols SA (d)	330,400	13,938
Grifols SA:
ADR	292,845	9,295
Class B	16,520	529
Infinity Pharmaceuticals, Inc. (a)	640,000	13,555
InterMune, Inc. (a)	2,356,200	36,545
Ironwood Pharmaceuticals, Inc. Class A (a)	473,000	5,790
Medivation, Inc. (a)	299,000	17,303
Merrimack Pharmaceuticals, Inc. (a)	2,407,858	11,510
Onyx Pharmaceuticals, Inc. (a)	400,500	52,586
Pharmacyclics, Inc. (a)	44,300	4,812
Regeneron Pharmaceuticals, Inc. (a)	438,669	118,467
Seattle Genetics, Inc. (a)	239,900	9,721
Synageva BioPharma Corp. (a)	180,700	8,692
Vertex Pharmaceuticals, Inc. (a)	639,160	51,005
		1,792,005
Health Care Equipment & Supplies - 0.9%
Accuray, Inc. (a)(d)	2,060,900	12,798
Baxter International, Inc.	185,400	13,542
Boston Scientific Corp. (a)	3,943,000	43,058
Insulet Corp. (a)	310,600	9,905
The Cooper Companies, Inc.	814,672	103,748
		183,051
Health Care Providers & Services - 1.1%
AmerisourceBergen Corp.	201,900	11,765
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Providers & Services - continued
Apollo Hospitals Enterprise Ltd.	936,371	$ 14,435
Catamaran Corp. (a)	343,600	18,098
Express Scripts Holding Co. (a)	2,370,900	155,412
HCA Holdings, Inc.	622,300	24,270
MEDNAX, Inc. (a)	42,000	4,092
Qualicorp SA (a)	1,151,000	8,426
		236,498
Health Care Technology - 0.3%
athenahealth, Inc. (a)(d)	154,575	17,305
Cerner Corp. (a)	893,800	43,796
		61,101
Life Sciences Tools & Services - 0.3%
Illumina, Inc. (a)	697,300	55,658
Lonza Group AG	58,001	4,462
		60,120
Pharmaceuticals - 3.2%
AbbVie, Inc.	1,346,600	61,243
Actavis, Inc. (a)	732,100	98,299
Allergan, Inc.	346,000	31,528
AVANIR Pharmaceuticals Class A (a)(d)	2,885,556	13,591
Bristol-Myers Squibb Co.	663,800	28,703
Endo Health Solutions, Inc. (a)	720,068	27,694
Johnson & Johnson	1,181,540	110,474
Merck & Co., Inc.	642,100	30,930
Perrigo Co.	139,400	17,340
Questcor Pharmaceuticals, Inc.	608,852	40,683
Sanofi SA sponsored ADR	416,000	21,416
Valeant Pharmaceuticals International, Inc. (Canada) (a)	1,492,400	138,473
Warner Chilcott PLC	1,240,800	26,441
		646,815
TOTAL HEALTH CARE		2,979,590
INDUSTRIALS - 10.7%
Aerospace & Defense - 3.0%
Honeywell International, Inc.	1,207,200	100,173
Precision Castparts Corp.	596,000	132,145
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Aerospace & Defense - continued
The Boeing Co.	862,500	$ 90,649
United Technologies Corp.	2,672,600	282,146
		605,113
Air Freight & Logistics - 0.6%
FedEx Corp.	125,830	13,338
United Parcel Service, Inc. Class B	1,236,200	107,302
		120,640
Airlines - 0.9%
Copa Holdings SA Class A	84,900	11,816
Delta Air Lines, Inc.	2,096,800	44,515
Spirit Airlines, Inc. (a)	1,237,100	40,886
U.S. Airways Group, Inc. (a)	2,300,900	44,522
United Continental Holdings, Inc. (a)	898,400	31,309
		173,048
Building Products - 0.3%
A.O. Smith Corp.	151,000	6,239
Fortune Brands Home & Security, Inc.	348,500	14,397
Masco Corp.	1,904,100	39,072
		59,708
Construction & Engineering - 0.1%
Quanta Services, Inc. (a)	758,300	20,330
Electrical Equipment - 0.6%
Eaton Corp. PLC	1,620,100	111,706
Industrial Conglomerates - 1.0%
Danaher Corp.	2,848,300	191,805
General Electric Co.	733,900	17,885
		209,690
Machinery - 1.8%
Caterpillar, Inc.	732,900	60,765
Cummins, Inc.	1,356,000	164,334
Ingersoll-Rand PLC	1,204,000	73,504
ITT Corp.	473,900	14,805
Manitowoc Co., Inc.	1,186,800	24,365
PACCAR, Inc.	269,200	15,148
Snap-On, Inc.	87,500	8,299
		361,220
Professional Services - 0.6%
Manpower, Inc.	1,650,800	110,389
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Professional Services - continued
Towers Watson & Co.	171,500	$ 14,445
Verisk Analytics, Inc. (a)	61,900	3,984
		128,818
Road & Rail - 1.6%
Canadian Pacific Railway Ltd.	537,600	66,018
Con-way, Inc.	431,200	17,873
Hertz Global Holdings, Inc. (a)	3,815,600	97,718
Union Pacific Corp.	840,800	133,342
		314,951
Trading Companies & Distributors - 0.2%
Mills Estruturas e Servicos de Engenharia SA	827,400	10,336
W.W. Grainger, Inc.	55,200	14,470
WESCO International, Inc. (a)	305,300	23,136
		47,942
TOTAL INDUSTRIALS		2,153,166
INFORMATION TECHNOLOGY - 28.5%
Communications Equipment - 2.5%
Aruba Networks, Inc. (a)	534,200	9,498
Cisco Systems, Inc.	2,047,800	52,321
F5 Networks, Inc. (a)	631,600	55,429
Juniper Networks, Inc. (a)	2,603,100	56,409
QUALCOMM, Inc.	5,070,600	327,307
		500,964
Computers & Peripherals - 5.9%
Apple, Inc.	1,835,600	830,609
EMC Corp.	5,267,100	137,735
Fusion-io, Inc. (a)	807,522	11,644
Hewlett-Packard Co.	2,539,700	65,219
NCR Corp. (a)	3,286,157	118,302
SanDisk Corp.	371,800	20,494
Stratasys Ltd. (a)	46,600	4,131
		1,188,134
Electronic Equipment & Components - 0.1%
InvenSense, Inc. (a)	535,400	9,466
Neonode, Inc. (a)	613,800	4,782
		14,248
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Internet Software & Services - 8.2%
Baidu.com, Inc. sponsored ADR (a)	115,900	$ 15,335
Cornerstone OnDemand, Inc. (a)	149,200	6,571
Dropbox, Inc. (a)(f)	1,003,814	10,038
eBay, Inc. (a)	1,220,300	63,077
Facebook, Inc. Class A (a)	7,472,367	275,207
Google, Inc. Class A (a)	1,150,067	1,020,805
LinkedIn Corp. (a)	357,000	72,753
Marketo, Inc.	285,851	8,984
Rackspace Hosting, Inc. (a)	972,100	44,026
Trulia, Inc.	161,200	6,006
WebMD Health Corp. (a)	639,700	21,116
Yahoo!, Inc. (a)	3,808,900	106,992
Yelp, Inc. (a)(d)	110,200	4,606
		1,655,516
IT Services - 3.7%
Cognizant Technology Solutions Corp. Class A (a)	1,700,800	123,121
FleetCor Technologies, Inc. (a)	118,000	10,593
MasterCard, Inc. Class A	446,600	272,698
The Western Union Co.	1,974,600	35,464
Unisys Corp. (a)	359,124	9,316
Visa, Inc. Class A	1,610,700	285,110
		736,302
Semiconductors & Semiconductor Equipment - 3.2%
Advanced Micro Devices, Inc. (a)(d)	9,424,400	35,530
Altera Corp.	1,583,400	56,306
Applied Materials, Inc.	3,982,200	64,950
Atmel Corp. (a)	1,086,600	8,584
Avago Technologies Ltd.	1,028,900	37,740
Broadcom Corp. Class A	6,478,600	178,615
Cree, Inc. (a)	638,500	44,631
First Solar, Inc. (a)	338,700	16,678
Lam Research Corp. (a)	164,000	8,072
Monolithic Power Systems, Inc.	437,600	11,456
NVIDIA Corp.	1,099,200	15,861
NXP Semiconductors NV (a)	4,948,135	161,557
PMC-Sierra, Inc. (a)	2,192,700	14,483
		654,463
Software - 4.9%
Activision Blizzard, Inc.	6,149,700	110,572
Adobe Systems, Inc. (a)	731,300	34,576
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Software - continued
Electronic Arts, Inc. (a)	4,007,996	$ 104,689
FleetMatics Group PLC	187,100	7,046
Guidewire Software, Inc. (a)	248,300	10,866
Intuit, Inc.	127,200	8,131
Linx SA	124,800	2,067
Microsoft Corp.	3,990,689	127,024
Oracle Corp.	3,956,200	127,983
QLIK Technologies, Inc. (a)	696,663	21,819
Red Hat, Inc. (a)	1,463,400	75,760
salesforce.com, Inc. (a)	4,973,660	217,598
ServiceNow, Inc. (a)	522,500	22,771
Splunk, Inc. (a)	196,000	9,802
Tableau Software, Inc.	50,600	2,803
Take-Two Interactive Software, Inc. (a)	1,200,800	21,050
Ubisoft Entertainment SA (a)	881,104	13,445
VMware, Inc. Class A (a)	409,600	33,665
Workday, Inc. Class A (d)	648,700	44,300
		995,967
TOTAL INFORMATION TECHNOLOGY		5,745,594
MATERIALS - 1.7%
Chemicals - 1.6%
Eastman Chemical Co.	1,196,200	96,210
LyondellBasell Industries NV Class A	320,800	22,042
Mexichem S.A.B. de CV	3,322,800	15,549
Monsanto Co.	1,900,300	187,712
		321,513
Metals & Mining - 0.1%
Freeport-McMoRan Copper & Gold, Inc.	702,100	19,855
TOTAL MATERIALS		341,368
TELECOMMUNICATION SERVICES - 0.1%
Diversified Telecommunication Services - 0.1%
Jazztel PLC (a)	504,600	4,578
Verizon Communications, Inc.	383,700	18,985
		23,563
TOTAL COMMON STOCKS (Cost $13,457,469)		20,037,822
Preferred Stocks - 0.4%
	Shares	Value (000s)
Convertible Preferred Stocks - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Leisure Equipment & Products - 0.0%
NJOY, Inc. Series C (f)	607,766	$ 4,913
Nonconvertible Preferred Stocks - 0.4%
CONSUMER DISCRETIONARY - 0.4%
Automobiles - 0.4%
Volkswagen AG	338,600	80,474
TOTAL PREFERRED STOCKS (Cost $40,585)		85,387
Money Market Funds - 2.9%

Fidelity Cash Central Fund, 0.11% (b)	65,572,089	65,572
Fidelity Securities Lending Cash Central Fund, 0.12% (b)(c)	529,104,648	529,105
TOTAL MONEY MARKET FUNDS (Cost $594,677)		594,677
TOTAL INVESTMENT PORTFOLIO - 102.6% (Cost $14,092,731)		20,717,886
NET OTHER ASSETS (LIABILITIES) - (2.6)%		(534,684)
NET ASSETS - 100%		$ 20,183,202
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $14,951,000 or 0.1% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Dropbox, Inc.	5/2/12	$ 9,084
NJOY, Inc. Series C	6/7/13	$ 4,913
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 44
Fidelity Securities Lending Cash Central Fund	10,642
Total	$ 10,686
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Parsvnath Developers Ltd.	$ 15,302	$ -	$ -	$ -	$ 10,232
Total	$ 15,302	$ -	$ -	$ -	$ 10,232
Other Information

The following is a summary of the inputs used, as of July 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 4,646,584	$ 4,641,671	$ -	$ 4,913
Consumer Staples	2,660,702	2,652,871	7,831	-
Energy	763,842	763,842	-	-
Financials	808,800	808,800	-	-
Health Care	2,979,590	2,979,590	-	-
Industrials	2,153,166	2,153,166	-	-
Information Technology	5,745,594	5,735,556	-	10,038
Materials	341,368	341,368	-	-
Telecommunication Services	23,563	23,563	-	-
Money Market Funds	594,677	594,677	-	-
Total Investments in Securities:	$ 20,717,886	$ 20,695,104	$ 7,831	$ 14,951

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	July 31, 2013

Assets
Investment in securities, at value (including securities loaned of $525,836) - See accompanying schedule: Unaffiliated issuers (cost $13,467,203)	$ 20,112,977
Fidelity Central Funds (cost $594,677)	594,677
Other affiliated issuers (cost $30,851)	10,232
Total Investments (cost $14,092,731)		$ 20,717,886
Cash		159
Receivable for investments sold		173,967
Receivable for fund shares sold		16,793
Dividends receivable		7,381
Distributions receivable from Fidelity Central Funds		137
Other receivables		751
Total assets		20,917,074

Liabilities
Payable for investments purchased	$ 160,438
Payable for fund shares redeemed	31,357
Accrued management fee	10,006
Other affiliated payables	2,227
Other payables and accrued expenses	739
Collateral on securities loaned, at value	529,105
Total liabilities		733,872

Net Assets		$ 20,183,202
Net Assets consist of:
Paid in capital		$ 12,472,227
Undistributed net investment income		56,036
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		1,029,789
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		6,625,150
Net Assets		$ 20,183,202

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	July 31, 2013

Blue Chip Growth: Net Asset Value, offering price and redemption price per share ($12,927,159 ÷ 216,718 shares)	$ 59.65

Class K: Net Asset Value, offering price and redemption price per share ($3,505,675 ÷ 58,679 shares)	$ 59.74

Class F: Net Asset Value, offering price and redemption price per share ($3,750,368 ÷ 62,706 shares)	$ 59.81

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended July 31, 2013

Investment Income
Dividends		$ 247,142
Interest		1
Income from Fidelity Central Funds		10,686
Total income		257,829

Expenses
Management fee Basic fee	$ 95,910
Performance adjustment	(1,291)
Transfer agent fees	23,729
Accounting and security lending fees	1,648
Custodian fees and expenses	400
Independent trustees' compensation	108
Registration fees	151
Audit	107
Legal	56
Interest	8
Miscellaneous	149
Total expenses before reductions	120,975
Expense reductions	(2,236)	118,739
Net investment income (loss)		139,090
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,392,819
Foreign currency transactions	(800)
Total net realized gain (loss)		1,392,019
Change in net unrealized appreciation (depreciation) on: Investment securities	2,900,644
Assets and liabilities in foreign currencies	23
Total change in net unrealized appreciation (depreciation)		2,900,667
Net gain (loss)		4,292,686
Net increase (decrease) in net assets resulting from operations		$ 4,431,776

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2013	Year ended July 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 139,090	$ 35,383
Net realized gain (loss)	1,392,019	(37,431)
Change in net unrealized appreciation (depreciation)	2,900,667	271,789
Net increase (decrease) in net assets resulting from operations	4,431,776	269,741
Distributions to shareholders from net investment income	(85,342)	(15,666)
Distributions to shareholders from net realized gain	(230,904)	(480,841)
Total distributions	(316,246)	(496,507)
Share transactions - net increase (decrease)	1,247,958	656,032
Total increase (decrease) in net assets	5,363,488	429,266

Net Assets
Beginning of period	14,819,714	14,390,448
End of period (including undistributed net investment income of $56,036 and undistributed net investment income of $10,385, respectively)	$ 20,183,202	$ 14,819,714

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Blue Chip Growth

Years ended July 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 47.38	$ 48.17	$ 37.63	$ 31.97	$ 39.06
Income from Investment Operations
Net investment income (loss) B	.39	.10	(.03)	.04	.27
Net realized and unrealized gain (loss)	12.79	.75	10.61	5.80	(6.36)
Total from investment operations	13.18	.85	10.58	5.84	(6.09)
Distributions from net investment income	(.23)	(.04)	(.00) E, G	(.18)	(.29)
Distributions from net realized gain	(.68)	(1.60)	(.04) E	-	(.71)
Total distributions	(.91)	(1.64)	(.04)	(.18)	(1.00)
Net asset value, end of period	$ 59.65	$ 47.38	$ 48.17	$ 37.63	$ 31.97
Total Return A	28.25%	2.27%	28.12%	18.29%	(15.85)%
Ratios to Average Net Assets C, F
Expenses before reductions	.76%	.90%	.94%	.94%	.76%
Expenses net of fee waivers, if any	.76%	.90%	.94%	.94%	.76%
Expenses net of all reductions	.74%	.89%	.92%	.93%	.76%
Net investment income (loss)	.75%	.21%	(.06)%	.10%	.93%
Supplemental Data
Net assets, end of period (in millions)	$ 12,927	$ 10,595	$ 12,024	$ 10,295	$ 9,691
Portfolio turnover rate D	75%	95%	132%	135%	134%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended July 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 47.46	$ 48.21	$ 37.66	$ 32.01	$ 39.07
Income from Investment Operations
Net investment income (loss) C	.47	.17	.05	.11	.32
Net realized and unrealized gain (loss)	12.79	.75	10.62	5.79	(6.33)
Total from investment operations	13.26	.92	10.67	5.90	(6.01)
Distributions from net investment income	(.30)	(.08)	(.05) F	(.25)	(.34)
Distributions from net realized gain	(.68)	(1.60)	(.07) F	-	(.71)
Total distributions	(.98)	(1.67) H	(.12)	(.25)	(1.05)
Net asset value, end of period	$ 59.74	$ 47.46	$ 48.21	$ 37.66	$ 32.01
Total Return A, B	28.42%	2.43%	28.37%	18.48%	(15.61)%
Ratios to Average Net Assets D, G
Expenses before reductions	.61%	.74%	.77%	.75%	.53%
Expenses net of fee waivers, if any	.61%	.74%	.77%	.75%	.53%
Expenses net of all reductions	.60%	.73%	.76%	.74%	.52%
Net investment income (loss)	.89%	.37%	.11%	.30%	1.16%
Supplemental Data
Net assets, end of period (in millions)	$ 3,506	$ 2,467	$ 1,455	$ 932	$ 591
Portfolio turnover rate E	75%	95%	132%	135%	134%

A Total returns for periods of less than one year are not annualized.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Total distributions of $1.67 per share is comprised of distributions from net investment income of $.076 and distributions from net realized gain of $1.598 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended July 31,	2013	2012	2011	2010	2009 G
Selected Per-Share Data
Net asset value, beginning of period	$ 47.51	$ 48.24	$ 37.69	$ 31.98	$ 29.16
Income from Investment Operations
Net investment income (loss) D	.50	.19	.07	.13	- J
Net realized and unrealized gain (loss)	12.81	.76	10.61	5.80	2.82
Total from investment operations	13.31	.95	10.68	5.93	2.82
Distributions from net investment income	(.33)	(.08)	(.06) H	(.22)	-
Distributions from net realized gain	(.68)	(1.60)	(.08) H	-	-
Total distributions	(1.01)	(1.68)	(.13) K	(.22)	-
Net asset value, end of period	$ 59.81	$ 47.51	$ 48.24	$ 37.69	$ 31.98
Total Return B, C	28.49%	2.49%	28.41%	18.59%	9.67%
Ratios to Average Net Assets E, I
Expenses before reductions	.56%	.69%	.72%	.70%	.51% A
Expenses net of fee waivers, if any	.56%	.69%	.72%	.70%	.51% A
Expenses net of all reductions	.55%	.68%	.71%	.68%	.51% A
Net investment income (loss)	.94%	.42%	.16%	.35%	(.05)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,750,368	$ 1,756,916	$ 911,556	$ 321,409	$ 261
Portfolio turnover rate F	75%	95%	132%	135%	134%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period June 26, 2009 (commencement of sale of shares) to July 31, 2009.

H The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Total distributions of $.13 per share is comprised of distributions from net investment income of $.058 and distributions from net realized gain of $.076 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2013

(Amounts in thousands except percentages)

1. Organization.

Fidelity® Blue Chip Growth Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Blue Chip Growth, Class K and Class F shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class F shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as investment manager.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by FMR and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Valuation - continued

approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and these securities are generally categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2013, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of July 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences resulted in distribution reclassifications. In addition,

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3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

the fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 6,725,212
Gross unrealized depreciation	(141,260)
Net unrealized appreciation (depreciation) on securities and other investments	$ 6,583,952

Tax Cost	$ 14,133,934

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 130,879
Undistributed long-term capital gain	$ 996,747
Net unrealized appreciation (depreciation)	$ 6,583,947

The tax character of distributions paid was as follows:

	July 31, 2013	July 31, 2012
Ordinary Income	$ 85,342	$ 15,666
Long-term Capital Gains	230,904	480,841
Total	$ 316,246	$ 496,507

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

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Notes to Financial Statements - continued

(Amounts in thousands except percentages)

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $13,939,479 and $12,907,588, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Blue Chip Growth as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .55% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Blue Chip Growth. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Blue Chip Growth	$ 22,289.19
Class K	1,440.05
	$ 23,729

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

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5. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $401 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 12,940.41%		$ 8

Exchanges In-Kind. During the period, certain investment companies managed by FMR or its affiliates (Investing Funds) completed exchanges in-kind with the Fund. The Investing Funds delivered cash and securities valued at $1,605,000 in exchange for 32,348 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets, as well as Note 10: Share Transactions. The Fund recognized no gain or loss for federal income tax purposes.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $39 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of

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Notes to Financial Statements - continued

(Amounts in thousands except percentages)

7. Security Lending - continued

the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $2,041. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $10,642, including $619 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom FMR places trades on behalf of the Fund include an amount in addition to trade execution, which is rebated back to the Fund to offset certain expenses. This amount totaled $2,199 for the period. In addition, FMR reimbursed a portion of the Fund's operating expenses during the period in the amount of $37.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2013	2012
From net investment income
Blue Chip Growth	$ 51,844	$ 10,644
Class K	16,348	2,860
Class F	17,150	2,162
Total	$ 85,342	$ 15,666
From net realized gain
Blue Chip Growth	$ 155,106	$ 397,250
Class K	36,829	51,295
Class F	38,969	32,296
Total	$ 230,904	$ 480,841

Annual Report

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2013	2012	2013	2012
Blue Chip Growth
Shares sold	41,304 A	42,825	$ 2,121,491 A	$ 1,970,082
Reinvestment of distributions	4,171	9,668	202,506	399,689
Shares redeemed	(52,364)	(78,498)	(2,708,546)	(3,530,347)
Net increase (decrease)	(6,889)	(26,005)	$ (384,549)	$ (1,160,576)
Class K
Shares sold	17,299	29,866	$ 899,333	$ 1,366,770
Reinvestment of distributions	1,092	1,309	53,178	54,155
Shares redeemed	(11,703)	(9,363)	(608,221)	(426,597)
Net increase (decrease)	6,688	21,812	$ 344,290	$ 994,328
Class F
Shares sold	28,168 A	19,170	$ 1,424,726 A	$ 873,960
Reinvestment of distributions	1,153	832	56,119	34,458
Shares redeemed	(3,595)	(1,918)	(192,628)	(86,138)
Net increase (decrease)	25,726	18,084	$ 1,288,217	$ 822,280

A Amount includes in-kind exchanges (See Note 5: Exchanges In-Kind)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the Fidelity Freedom Funds and Fidelity Freedom K Funds were the owners of record, in the aggregate, of approximately 33% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity Blue Chip Growth Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Blue Chip Growth Fund (the Fund), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2013, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Blue Chip Growth Fund as of July 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

September 11, 2013

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 166 Fidelity funds. Mr. Curvey oversees 387 Fidelity funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 230 Fidelity funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person of the trust and the funds (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Funds' Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Funds' Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)

Year of Election or Appointment: 2011

Mr. O'Hanley serves as a Trustee and Chairman of the Board of Trustees of other Fidelity funds (2013-present), and is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present) and serves as a Trustee of other Fidelity funds (2013-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present) and serves as a Trustee of other Fidelity funds (2013-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Annual Report

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2008-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (1965)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Vice President of other Fidelity funds (2013-present), Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as Vice President of other Fidelity funds (2009-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (1968)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Assistant Secretary of other Fidelity funds (2009-present), Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (1958)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (1968)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon also serves as Chief Compliance Officer of other Fidelity funds (2012-present). Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present), Deputy Treasurer (2008-present), and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (1971)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Deputy Treasurer of other Fidelity funds (2012-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as Assistant Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2012-2013), an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer of Fidelity's Equity and High Income Funds. Ms. Smith also serves as Deputy Treasurer of other Fidelity funds (2013-present) and is an employee of Fidelity Investments (2009-present). Previously, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as President and Treasurer (2013-present) and Assistant Treasurer (2010-present) of other Fidelity funds, Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2013-present), and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Deputy Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2008-2013), Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Gary W. Ryan (1958)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Blue Chip Growth Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities; and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class K	09/09/13	09/06/13	$0.195	$3.176

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2013, $1,227,651,246, or, if subsequently determined to be different, the net capital gain of such year.

Class K designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class K designates 100% of the dividends distributed during the fiscal year as amounts which can be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Blue Chip Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is a part of the Fidelity family of funds.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

Annual Report

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box) and 75th percentile (bottom of box) of the peer universe.

Fidelity Blue Chip Growth Fund

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 11% means that 89% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity Blue Chip Growth Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking.

Furthermore, the Board considered that shareholders approved a prospective change in the index used to calculate the fund's performance adjustment beginning June 1, 2006. The Board also considered that, because the performance adjustment is based on a rolling 36-month measurement period, during a transition period the fund's performance is compared to a blended index return that reflects the performance of the former index for the portion of the measurement period prior to June 1, 2006 and the performance of the current index for the remainder of the measurement period. The Board noted that the fund's performance adjustments for 2008 and 2009 shown in the chart above reflect the effect of using the blended index return to calculate the fund's performance adjustment.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the total expense ratio of each class ranked below its competitive median for 2012.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its July 2013 meeting, the Board voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate" effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.
New York, NY

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

BCF-K-UANN-0913
1.863112.104

Fidelity®

Blue Chip Value

Fund

Annual Report

July 31, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past 6 months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2013	Past 1 year	Past 5 years	Past 10 years
Fidelity® Blue Chip Value Fund	33.33%	3.70%	5.69%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Blue Chip Value Fund on July 31, 2003. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: The bull run in U.S. stocks comfortably settled into a fifth year, as major equity benchmarks ripped through records during the 12 months ending July 31, 2013. Gains were fueled by a generally improving global economy and accommodative monetary policies worldwide. The tone was positive for most of the year, based largely on stronger U.S. economic data, including employment, housing and consumer sentiment. Setting a series of new highs along the way, the broad-based S&P 500® Index rose an impressive 25.00% for the 12 months, while the blue-chip-laden Dow Jones Industrial AverageSM also moved into record territory en route to a 22.36% gain. The growth-oriented Nasdaq Composite Index® had a similarly strong run, advancing 25.15%. During the year, markets were resilient amid intermittent volatility over debt woes in Europe, the 2012 U.S. presidential election and year-end Congressional gridlock over the federal budget. In mid-to-late June, concern arose about the U.S. Federal Reserve possibly tapering its sustaining bond-buying strategy - which prompted a brief, but steep, market sell-off. However, investors' continued quest for yield and the Fed's pledge to keep buying bonds until the economy showed significant improvement overpowered the uncertainty and helped equities climb notably higher in July to close the period on a strong note.

Comments from Michael Chren, Portfolio Manager of Fidelity® Blue Chip Value Fund: For the year, the fund gained 33.33%, easily outpacing the benchmark Russell 1000® Value Index, which rose 30.73%. My management strategy reflects my belief that stocks with the optimal combination of an attractive valuation and improving business dynamics offer the best probability for future relative outperformance. Good positioning in the information technology and telecommunication services sectors was very helpful for the fund's results. But, by far, stock picking in financials was the most beneficial, with mortgage insurer Radian Group, online brokerage firm E*TRADE Financial and diversified financial services provider Citigroup making outsized contributions. In the case of Radian - the fund's biggest relative contributor during the period and an out-of-benchmark holding - I believed the company's low share price failed to reflect various catalysts for future outperformance, which ultimately came to pass. During the period, Radian's shares dramatically rose, and I sold the last of the fund's stake in May. In contrast, stock selection in consumer discretionary and health care were negatives, while gold producer Newmont Mining was the biggest individual detractor. Another source of difficulty was the fund's higher-than-usual cash position, which hurt results in an up market.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2013 to July 31, 2013).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense RatioB	Beginning Account Value February 1, 2013	Ending Account Value July 31, 2013	Expenses Paid During Period* February 1, 2013 to July 31, 2013
Actual	.64%	$ 1,000.00	$ 1,151.30	$ 3.41
HypotheticalA		$ 1,000.00	$ 1,021.62	$ 3.21

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
General Electric Co.	4.1	4.4
Exxon Mobil Corp.	4.1	2.8
Pfizer, Inc.	3.7	4.3
Merck & Co., Inc.	3.6	4.3
Citigroup, Inc.	3.1	3.5
Chevron Corp.	3.0	3.0
Occidental Petroleum Corp.	2.8	1.7
JPMorgan Chase & Co.	2.5	1.9
Symantec Corp.	2.4	0.5
Zoetis, Inc. Class A	2.3	0.0
	31.6
Top Five Market Sectors as of July 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	25.8	26.4
Energy	15.8	14.3
Information Technology	13.3	10.7
Health Care	11.2	11.9
Consumer Staples	7.2	7.5
Asset Allocation (% of fund's net assets)
As of July 31, 2013 *		As of January 31, 2013 **
	Stocks 93.5%		Stocks 95.6%
	Short-Term Investments and Net Other Assets (Liabilities) 6.5%		Short-Term Investments and Net Other Assets (Liabilities) 4.4%
* Foreign investments	0.9%	** Foreign investments	6.9%

Annual Report

Investments July 31, 2013

Showing Percentage of Net Assets

Common Stocks - 93.5%
	Shares	Value
CONSUMER DISCRETIONARY - 6.8%
Auto Components - 0.8%
Johnson Controls, Inc.	55,697	$ 2,239,576
Automobiles - 1.0%
Ford Motor Co.	157,329	2,655,714
Diversified Consumer Services - 2.2%
Apollo Group, Inc. Class A (non-vtg.) (a)	254,673	4,640,142
DeVry, Inc.	53,622	1,612,950
		6,253,092
Media - 2.3%
DISH Network Corp. Class A	64,466	2,878,407
Washington Post Co. Class B	6,775	3,640,614
		6,519,021
Multiline Retail - 0.5%
J.C. Penney Co., Inc. (a)(d)	94,721	1,382,927
TOTAL CONSUMER DISCRETIONARY		19,050,330
CONSUMER STAPLES - 7.2%
Beverages - 0.2%
PepsiCo, Inc.	8,736	729,805
Food & Staples Retailing - 2.7%
CVS Caremark Corp.	52,613	3,235,173
Wal-Mart Stores, Inc.	56,343	4,391,373
		7,626,546
Food Products - 2.8%
Kraft Foods Group, Inc.	68,094	3,852,759
Mondelez International, Inc.	126,306	3,949,589
		7,802,348
Household Products - 1.5%
Procter & Gamble Co.	53,304	4,280,311
TOTAL CONSUMER STAPLES		20,439,010
ENERGY - 15.8%
Energy Equipment & Services - 2.3%
Cameron International Corp. (a)	40,126	2,379,472
Halliburton Co.	88,036	3,978,347
		6,357,819
Oil, Gas & Consumable Fuels - 13.5%
Anadarko Petroleum Corp.	61,551	5,448,495
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Apache Corp.	61,210	$ 4,912,103
Chevron Corp.	65,912	8,297,662
Exxon Mobil Corp.	122,955	11,527,031
Occidental Petroleum Corp.	89,522	7,971,934
		38,157,225
TOTAL ENERGY		44,515,044
FINANCIALS - 25.8%
Capital Markets - 5.2%
Bank of New York Mellon Corp.	64,000	2,012,800
Carlyle Group LP	50,100	1,402,299
E*TRADE Financial Corp. (a)	302,445	4,506,431
Goldman Sachs Group, Inc.	9,887	1,621,765
Raymond James Financial, Inc.	39,781	1,753,149
State Street Corp.	46,304	3,226,000
		14,522,444
Commercial Banks - 7.2%
Fifth Third Bancorp	227,900	4,382,517
KeyCorp	486,335	5,977,057
U.S. Bancorp	68,197	2,545,112
Wells Fargo & Co.	129,798	5,646,213
Zions Bancorporation	54,487	1,614,995
		20,165,894
Consumer Finance - 1.8%
Capital One Financial Corp.	73,633	5,082,150
Diversified Financial Services - 7.1%
Bank of America Corp.	296,735	4,332,331
Citigroup, Inc.	170,037	8,865,729
JPMorgan Chase & Co.	124,916	6,961,569
		20,159,629
Insurance - 4.5%
Allstate Corp.	37,000	1,886,260
American International Group, Inc.	44,875	2,042,261
Assurant, Inc.	28,279	1,531,591
Fidelity National Financial, Inc. Class A	52,088	1,275,114
MetLife, Inc.	12,319	596,486
Reinsurance Group of America, Inc.	13,376	910,772
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Insurance - continued
The Chubb Corp.	23,916	$ 2,068,734
XL Group PLC Class A	77,281	2,422,759
		12,733,977
TOTAL FINANCIALS		72,664,094
HEALTH CARE - 11.2%
Health Care Providers & Services - 1.6%
HCA Holdings, Inc.	80,171	3,126,669
WellPoint, Inc.	16,423	1,405,152
		4,531,821
Pharmaceuticals - 9.6%
Merck & Co., Inc.	207,932	10,016,084
Pfizer, Inc.	354,675	10,367,150
Zoetis, Inc. Class A	220,212	6,564,520
		26,947,754
TOTAL HEALTH CARE		31,479,575
INDUSTRIALS - 6.7%
Aerospace & Defense - 2.0%
Textron, Inc.	208,399	5,705,965
Construction & Engineering - 0.6%
Jacobs Engineering Group, Inc. (a)	27,660	1,637,472
Industrial Conglomerates - 4.1%
General Electric Co.	473,050	11,528,225
TOTAL INDUSTRIALS		18,871,662
INFORMATION TECHNOLOGY - 13.3%
Communications Equipment - 1.7%
Cisco Systems, Inc.	185,555	4,740,930
Computers & Peripherals - 0.5%
Hewlett-Packard Co.	60,467	1,552,793
Internet Software & Services - 2.0%
Yahoo!, Inc. (a)	197,073	5,535,781
IT Services - 0.2%
Global Payments, Inc.	14,300	662,233
Office Electronics - 1.8%
Xerox Corp.	526,044	5,102,627
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - 0.8%
Broadcom Corp. Class A	35,600	$ 981,492
Intel Corp.	31,015	722,650
Micron Technology, Inc. (a)	31,710	420,158
		2,124,300
Software - 6.3%
Activision Blizzard, Inc.	239,046	4,298,047
Comverse, Inc.	96,232	3,013,986
Symantec Corp.	249,205	6,648,789
Verint Systems, Inc. (a)	102,749	3,676,359
		17,637,181
TOTAL INFORMATION TECHNOLOGY		37,355,845
MATERIALS - 4.1%
Chemicals - 0.9%
The Dow Chemical Co.	74,325	2,604,348
Containers & Packaging - 0.7%
Crown Holdings, Inc. (a)	46,512	2,038,621
Metals & Mining - 2.0%
Freeport-McMoRan Copper & Gold, Inc.	35,645	1,008,041
Newmont Mining Corp.	156,075	4,682,250
		5,690,291
Paper & Forest Products - 0.5%
International Paper Co.	26,740	1,291,809
TOTAL MATERIALS		11,625,069
TELECOMMUNICATION SERVICES - 1.3%
Diversified Telecommunication Services - 0.3%
tw telecom, Inc. (a)	33,960	1,011,329
Wireless Telecommunication Services - 1.0%
Sprint Corp. (a)	48,268	287,677
T-Mobile US, Inc. (a)	104,083	2,509,441
		2,797,118
TOTAL TELECOMMUNICATION SERVICES		3,808,447
Common Stocks - continued
	Shares	Value
UTILITIES - 1.3%
Multi-Utilities - 1.3%
CenterPoint Energy, Inc.	48,200	$ 1,196,324
Sempra Energy	28,237	2,474,408
		3,670,732
TOTAL COMMON STOCKS (Cost $242,170,000)		263,479,808
U.S. Treasury Obligations - 0.1%
Principal Amount
U.S. Treasury Bills, yield at date of purchase 0.03% to 0.03% 8/15/13 to 8/29/13 (Cost $279,996)	$ 280,000	279,999
Money Market Funds - 6.5%
	Shares
Fidelity Cash Central Fund, 0.11% (b)	17,134,586	17,134,586
Fidelity Securities Lending Cash Central Fund, 0.12% (b)(c)	1,273,000	1,273,000
TOTAL MONEY MARKET FUNDS (Cost $18,407,586)		18,407,586
TOTAL INVESTMENT PORTFOLIO - 100.1% (Cost $260,857,582)		282,167,393
NET OTHER ASSETS (LIABILITIES) - (0.1)%		(307,108)
NET ASSETS - 100%		$ 281,860,285
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 17,076
Fidelity Securities Lending Cash Central Fund	125,156
Total	$ 142,232
Other Information

The following is a summary of the inputs used, as of July 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 19,050,330	$ 19,050,330	$ -	$ -
Consumer Staples	20,439,010	20,439,010	-	-
Energy	44,515,044	44,515,044	-	-
Financials	72,664,094	72,664,094	-	-
Health Care	31,479,575	31,479,575	-	-
Industrials	18,871,662	18,871,662	-	-
Information Technology	37,355,845	37,355,845	-	-
Materials	11,625,069	11,625,069	-	-
Telecommunication Services	3,808,447	3,808,447	-	-
Utilities	3,670,732	3,670,732	-	-
U.S. Government and Government Agency Obligations	279,999	-	279,999	-
Money Market Funds	18,407,586	18,407,586	-	-
Total Investments in Securities:	$ 282,167,393	$ 281,887,394	$ 279,999	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2013

Assets
Investment in securities, at value (including securities loaned of $1,109,600) - See accompanying schedule: Unaffiliated issuers (cost $242,449,996)	$ 263,759,807
Fidelity Central Funds (cost $18,407,586)	18,407,586
Total Investments (cost $260,857,582)		$ 282,167,393
Receivable for investments sold		2,951,875
Receivable for fund shares sold		244,032
Dividends receivable		184,865
Distributions receivable from Fidelity Central Funds		1,099
Other receivables		5,637
Total assets		285,554,901

Liabilities
Payable for investments purchased	$ 1,790,000
Payable for fund shares redeemed	442,960
Accrued management fee	72,308
Other affiliated payables	66,062
Other payables and accrued expenses	50,286
Collateral on securities loaned, at value	1,273,000
Total liabilities		3,694,616

Net Assets		$ 281,860,285
Net Assets consist of:
Paid in capital		$ 405,180,772
Undistributed net investment income		459,935
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(145,090,231)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		21,309,809
Net Assets, for 21,156,007 shares outstanding		$ 281,860,285
Net Asset Value, offering price and redemption price per share ($281,860,285 ÷ 21,156,007 shares)		$ 13.32

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended July 31, 2013

Investment Income
Dividends		$ 5,500,156
Interest		98
Income from Fidelity Central Funds		142,232
Total income		5,642,486

Expenses
Management fee Basic fee	$ 1,426,867
Performance adjustment	(681,216)
Transfer agent fees	694,793
Accounting and security lending fees	101,628
Custodian fees and expenses	26,704
Independent trustees' compensation	1,598
Registration fees	22,903
Audit	55,614
Legal	1,177
Miscellaneous	2,084
Total expenses before reductions	1,652,152
Expense reductions	(61,961)	1,590,191
Net investment income (loss)		4,052,295
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	24,643,923
Foreign currency transactions	(11,534)
Futures contracts	56,067
Total net realized gain (loss)		24,688,456
Change in net unrealized appreciation (depreciation) on investment securities		44,945,456
Net gain (loss)		69,633,912
Net increase (decrease) in net assets resulting from operations		$ 73,686,207

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended July 31, 2013	Year ended July 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 4,052,295	$ 5,880,195
Net realized gain (loss)	24,688,456	(30,053,867)
Change in net unrealized appreciation (depreciation)	44,945,456	4,531,869
Net increase (decrease) in net assets resulting from operations	73,686,207	(19,641,803)
Distributions to shareholders from net investment income	(6,479,162)	(6,210,896)
Share transactions Proceeds from sales of shares	49,942,277	50,616,788
Reinvestment of distributions	6,279,261	6,061,422
Cost of shares redeemed	(79,700,390)	(225,740,112)
Net increase (decrease) in net assets resulting from share transactions	(23,478,852)	(169,061,902)
Total increase (decrease) in net assets	43,728,193	(194,914,601)

Net Assets
Beginning of period	238,132,092	433,046,693
End of period (including undistributed net investment income of $459,935 and undistributed net investment income of $2,888,150, respectively)	$ 281,860,285	$ 238,132,092
Other Information Shares
Sold	4,200,000	5,083,409
Issued in reinvestment of distributions	585,069	639,450
Redeemed	(6,830,380)	(22,414,922)
Net increase (decrease)	(2,045,311)	(16,692,063)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended July 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 10.26	$ 10.86	$ 9.82	$ 8.95	$ 12.15
Income from Investment Operations
Net investment income (loss) B	.18	.18	.14	.10	.16
Net realized and unrealized gain (loss)	3.17	(.62)	1.04	.90	(3.17)
Total from investment operations	3.35	(.44)	1.18	1.00	(3.01)
Distributions from net investment income	(.29)	(.16)	(.14)	(.13)	(.18)
Distributions from net realized gain	-	-	(.01)	-	(.01)
Total distributions	(.29)	(.16)	(.14) F	(.13)	(.19)
Net asset value, end of period	$ 13.32	$ 10.26	$ 10.86	$ 9.82	$ 8.95
Total Return A	33.33%	(3.95)%	12.14%	11.20%	(24.89)%
Ratios to Average Net Assets C, E
Expenses before reductions	.64%	.77%	.75%	.87%	.77%
Expenses net of fee waivers, if any	.64%	.77%	.75%	.87%	.77%
Expenses net of all reductions	.62%	.76%	.74%	.86%	.77%
Net investment income (loss)	1.58%	1.76%	1.31%	1.05%	1.87%
Supplemental Data
Net assets, end of period (000 omitted)	$ 281,860	$ 238,132	$ 433,047	$ 324,913	$ 332,765
Portfolio turnover rate D	88%	102%	141%	59%	69%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

F Total distributions of $.14 per share is comprised of distributions from net investment income of $.135 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2013

1. Organization.

Fidelity Blue Chip Value Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For U.S. government and government agency obligations, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2013 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of July 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, partnerships, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 34,566,031
Gross unrealized depreciation	(19,412,853)
Net unrealized appreciation (depreciation) on securities and other investments	$ 15,153,178
Tax Cost	$ 267,014,215

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 459,934
Capital loss carryforward	$ (138,933,598)
Net unrealized appreciation (depreciation)	$ 15,153,176

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$ (76,906,749)
2018	(55,500,128)
Total with expiration	(132,406,877)
No expiration
Short-term	(3,744,441)
Long-term	(2,782,280)
Total no expiration	(6,526,721)
Total capital loss carryforward	$ (138,933,598)

The tax character of distributions paid was as follows:

	July 31, 2013	July 31, 2012
Ordinary Income	$ 6,479,162	$ 6,210,896

New Accounting Pronouncement. The Financial Accounting Standards Board issued in December 2011, Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, and in January 2013, Accounting Standards Update No. 2013-1 Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. These updates create new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management expects that the impact of the update's adoption will be limited to additional financial statement disclosures as applicable.

Annual Report

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Annual Report

Notes to Financial Statements - continued

4. Derivative Instruments - continued

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end.

During the period the Fund recognized net realized gain (loss) of $56,067 related to its investment in futures contracts. This amount is included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $216,157,878 and $249,665,003, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the Fund's relative investment performance as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .29% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing and shareholder

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .27% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $16,425 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $597 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities

Annual Report

Notes to Financial Statements - continued

8. Security Lending - continued

loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $125,156, including $20,194 from securities loaned to FCM.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $60,728 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $6, respectively.

In addition, FMR reimbursed a portion of the Fund's operating expenses during the period in the amount of $1,227.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Blue Chip Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Blue Chip Value Fund (a fund of Fidelity Securities Fund) at July 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Blue Chip Value Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 17, 2013

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 166 Fidelity funds. Mr. Curvey oversees 387 Fidelity funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 230 Fidelity funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person of the trust and the funds (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Funds' Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

Trustees and Officers - continued

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Funds' Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)

Year of Election or Appointment: 2011

Mr. O'Hanley serves as a Trustee and Chairman of the Board of Trustees of other Fidelity funds (2013-present), and is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present) and serves as a Trustee of other Fidelity funds (2013-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present) and serves as a Trustee of other Fidelity funds (2013-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Annual Report

Trustees and Officers - continued

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2008-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (1965)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Vice President of other Fidelity funds (2013-present), Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as Vice President of other Fidelity funds (2009-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (1968)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Assistant Secretary of other Fidelity funds (2009-present), Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (1958)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (1968)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon also serves as Chief Compliance Officer of other Fidelity funds (2012-present). Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present), Deputy Treasurer (2008-present), and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (1971)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Deputy Treasurer of other Fidelity funds (2012-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as Assistant Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2012-2013), an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer of Fidelity's Equity and High Income Funds. Ms. Smith also serves as Deputy Treasurer of other Fidelity funds (2013-present) and is an employee of Fidelity Investments (2009-present). Previously, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as President and Treasurer (2013-present) and Assistant Treasurer (2010-present) of other Fidelity funds, Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2013-present), and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Deputy Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2008-2013), Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Gary W. Ryan (1958)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Blue Chip Value Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is a part of the Fidelity family of funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or, in the case of the fund, underperformance.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box) and 75th percentile (bottom of box) of the peer universe.

Annual Report

Fidelity Blue Chip Value Fund

The Board has discussed the fund's underperformance with FMR and has engaged with FMR to consider what steps might be taken to remediate the fund's underperformance.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 11% means that 89% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Blue Chip Value Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking.

Annual Report

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of the fund's total expense ratio, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expense ratio ranked below its competitive median for 2012.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its July 2013 meeting, the Board voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate" effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Japan) Inc.

Fidelity Management & Research
(Hong Kong) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

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for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

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Telephone (FAST®)
1-800-544-5555

Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

BCV-UANN-0913
1.789709.110

Fidelity®

Dividend Growth

Fund

Annual Report

July 31, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

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Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2013	Past 1 year	Past 5 years	Past 10 years
Fidelity® Dividend Growth Fund	26.83%	9.17%	6.58%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Dividend Growth Fund, a class of the fund, on July 31, 2003. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: The bull run in U.S. stocks comfortably settled into a fifth year, as major equity benchmarks ripped through records during the 12 months ending July 31, 2013. Gains were fueled by a generally improving global economy and accommodative monetary policies worldwide. The tone was positive for most of the year, based largely on stronger U.S. economic data, including employment, housing and consumer sentiment. Setting a series of new highs along the way, the broad-based S&P 500® Index rose an impressive 25.00% for the 12 months, while the blue-chip-laden Dow Jones Industrial AverageSM also moved into record territory en route to a 22.36% gain. The growth-oriented Nasdaq Composite Index® had a similarly strong run, advancing 25.15%. During the year, markets were resilient amid intermittent volatility over debt woes in Europe, the 2012 U.S. presidential election and year-end Congressional gridlock over the federal budget. In mid-to-late June, concern arose about the U.S. Federal Reserve possibly tapering its sustaining bond-buying strategy - which prompted a brief, but steep, market sell-off. However, investors' continued quest for yield and the Fed's pledge to keep buying bonds until the economy showed significant improvement overpowered the uncertainty and helped equities climb notably higher in July to close the period on a strong note.

Comments from Lawrence Rakers, Portfolio Manager of Fidelity® Dividend Growth Fund: For the year, the fund's Retail Class shares returned 26.83%, topping the S&P 500®. When constructing the portfolio, I try to strike a balance between growth potential and income. For example, I avoided or significantly underweighted some lagging large-cap index stocks that had healthy dividend yields but, in my view, unexciting growth prospects, including telecommunication services carrier AT&T, energy major Exxon Mobil, information technology services provider IBM and personal computer chip manufacturer Intel, the four largest contributors to the fund's performance versus the index. Additionally, overweighting stocks in the mid-cap category worked in the fund's favor. Noteworthy individual contributors included non-index stakes in Green Mountain Coffee Roasters and Brookdale Senior Living. Conversely, the fund was hampered by weak picks in materials, where Ivanplats and Turquoise Hill Resources, both Canada-based metals miners, fared poorly, as did U.K.-headquartered gold miner Randgold Resources. Relatively light representation and unrewarding picks in diversified financials - in particular, underweighting strong-performing index component Bank of America - also worked against the fund's results. During the period, I significantly boosted the fund's allocation to this group.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2013 to July 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense RatioB	Beginning Account Value February 1, 2013	Ending Account Value July 31, 2013	Expenses Paid During Period* February 1, 2013 to July 31, 2013
Dividend Growth	.58%
Actual		$ 1,000.00	$ 1,122.30	$ 3.05
HypotheticalA		$ 1,000.00	$ 1,021.92	$ 2.91
Class K	.44%
Actual		$ 1,000.00	$ 1,123.00	$ 2.32
HypotheticalA		$ 1,000.00	$ 1,022.61	$ 2.21

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	2.8	3.1
Wells Fargo & Co.	1.7	1.7
General Electric Co.	1.7	1.0
Citigroup, Inc.	1.7	1.3
Google, Inc. Class A	1.6	1.5
Procter & Gamble Co.	1.4	1.2
JPMorgan Chase & Co.	1.4	0.9
Bank of America Corp.	1.3	0.0
Johnson & Johnson	1.3	1.4
Philip Morris International, Inc.	1.2	1.1
	16.1
Top Five Market Sectors as of July 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	16.8	18.5
Financials	16.1	14.1
Health Care	13.8	12.7
Consumer Discretionary	12.9	12.3
Industrials	12.5	12.6
Asset Allocation (% of fund's net assets)
As of July 31, 2013*		As of January 31, 2013**
	Stocks 98.6%		Stocks 98.6%
	Bonds 0.1%		Bonds 0.1%
	Convertible Securities 0.6%		Convertible Securities 0.7%
	Short-Term Investments and Net Other Assets (Liabilities) 0.7%		Short-Term Investments and Net Other Assets (Liabilities) 0.6%
* Foreign investments	18.4%	** Foreign investments	18.8%

Annual Report

Investments July 31, 2013

Showing Percentage of Net Assets

Common Stocks - 98.5%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 12.8%
Auto Components - 0.2%
Delphi Automotive PLC	278,506	$ 14,961
Johnson Controls, Inc.	86,242	3,468
		18,429
Automobiles - 0.7%
Ford Motor Co.	2,243,730	37,874
Harley-Davidson, Inc.	160,035	9,085
Honda Motor Co. Ltd.	249,600	9,245
		56,204
Diversified Consumer Services - 0.7%
Anhanguera Educacional Participacoes SA	2,186,400	13,254
H&R Block, Inc.	1,184,428	37,227
Kroton Educacional SA	702,800	10,012
		60,493
Hotels, Restaurants & Leisure - 1.6%
Brinker International, Inc.	818,163	32,849
Icahn Enterprises LP rights (a)	1,067,316	0
Las Vegas Sands Corp.	114,960	6,388
Penn National Gaming, Inc. (a)	21,600	1,080
Starbucks Corp.	388,344	27,666
Texas Roadhouse, Inc. Class A	543,764	13,290
Wyndham Worldwide Corp.	285,533	17,789
Yum! Brands, Inc.	426,150	31,075
		130,137
Household Durables - 0.4%
Harman International Industries, Inc.	19,800	1,198
Taylor Wimpey PLC	5,248,749	8,504
Toll Brothers, Inc. (a)	226,805	7,455
Whirlpool Corp.	111,778	14,972
		32,129
Leisure Equipment & Products - 0.4%
Amer Group PLC (A Shares)	333,861	6,631
Brunswick Corp.	175,321	6,618
Polaris Industries, Inc.	138,104	15,487
		28,736
Media - 4.3%
CBS Corp. Class B	1,015,907	53,681
Comcast Corp. Class A	1,803,406	81,298
Ipsos SA	115,900	4,121
MDC Partners, Inc. Class A (sub. vtg.)	998,439	24,572
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Media - continued
Mood Media Corp. (a)(h)(i)	888,800	$ 935
Omnicom Group, Inc.	246,226	15,825
Pico Far East Holdings Ltd.	628,000	219
Smiles SA	883,300	10,841
The Walt Disney Co.	659,229	42,619
Time Warner, Inc.	514,307	32,021
Twenty-First Century Fox, Inc. Class A	1,137,693	33,994
Valassis Communications, Inc.	152,155	4,356
Viacom, Inc. Class B (non-vtg.)	648,423	47,186
		351,668
Multiline Retail - 0.0%
The Bon-Ton Stores, Inc.	187,100	3,529
Specialty Retail - 3.7%
American Eagle Outfitters, Inc.	865,752	17,003
Ascena Retail Group, Inc. (a)	238,728	4,557
Body Central Corp. (a)	573,065	6,911
Express, Inc. (a)	568,801	12,826
Foot Locker, Inc.	231,743	8,373
Francescas Holdings Corp. (a)	162,375	4,037
GNC Holdings, Inc.	206,500	10,899
Home Depot, Inc.	971,864	76,806
Kingfisher PLC	1,621,400	9,805
L Brands, Inc.	303,218	16,910
Lowe's Companies, Inc.	1,062,808	47,380
OfficeMax, Inc.	863,181	9,832
Rent-A-Center, Inc.	625,257	25,004
Ross Stores, Inc.	165,491	11,166
Staples, Inc.	1,184,806	20,165
TJX Companies, Inc.	510,970	26,591
		308,265
Textiles, Apparel & Luxury Goods - 0.8%
Coach, Inc.	143,694	7,634
Kering SA (e)	62,904	14,402
Kering SA rights 10/1/13 (a)	61,204	170
NIKE, Inc. Class B	392,168	24,675
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - continued
PVH Corp.	45,275	$ 5,967
VF Corp.	62,531	12,319
		65,167
TOTAL CONSUMER DISCRETIONARY		1,054,757
CONSUMER STAPLES - 10.4%
Beverages - 2.6%
Anheuser-Busch InBev SA NV	266,200	25,598
Beam, Inc.	97,074	6,309
Coca-Cola Enterprises, Inc.	211,920	7,955
Cott Corp.	1,102,100	9,217
Dr. Pepper Snapple Group, Inc.	641,778	29,997
Molson Coors Brewing Co. Class B	93,400	4,676
Monster Beverage Corp. (a)	418,325	25,514
Remy Cointreau SA	38,000	3,934
SABMiller PLC	219,800	10,768
The Coca-Cola Co.	2,235,502	89,599
		213,567
Food & Staples Retailing - 1.8%
CVS Caremark Corp.	958,037	58,910
Kroger Co.	749,620	29,438
Rami Levi Chain Stores Hashikma Marketing 2006 Ltd.	177,460	9,162
Wal-Mart Stores, Inc.	117,374	9,148
Walgreen Co.	878,558	44,148
		150,806
Food Products - 1.9%
Amira Nature Foods Ltd.	586,439	4,750
Archer Daniels Midland Co.	513,395	18,724
Bunge Ltd.	172,367	13,102
Danone SA	15,972	1,262
Green Mountain Coffee Roasters, Inc. (a)	256,810	19,821
Hilton Food Group PLC	665,674	4,122
Ingredion, Inc.	204,752	13,759
Kellogg Co.	348,785	23,104
Marine Harvest ASA	9,142,378	9,216
Mead Johnson Nutrition Co. Class A	147,044	10,711
Mondelez International, Inc.	1,224,744	38,298
		156,869
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Household Products - 2.1%
Energizer Holdings, Inc.	288,229	$ 29,342
Procter & Gamble Co.	1,488,053	119,491
Svenska Cellulosa AB (SCA) (B Shares)	650,480	17,215
Unicharm Corp. (e)	78,800	4,201
		170,249
Personal Products - 0.2%
Hengan International Group Co. Ltd.	652,500	7,168
Herbalife Ltd.	199,300	13,054
		20,222
Tobacco - 1.8%
Altria Group, Inc.	18,671	655
British American Tobacco PLC (United Kingdom)	311,900	16,639
Japan Tobacco, Inc.	1,022,600	35,772
Philip Morris International, Inc.	1,099,053	98,014
		151,080
TOTAL CONSUMER STAPLES		862,793
ENERGY - 10.1%
Energy Equipment & Services - 3.5%
BW Offshore Ltd.	8,762,498	11,569
Cameron International Corp. (a)	664,989	39,434
Ensco PLC Class A	766,567	43,955
Essential Energy Services Ltd.	3,613,600	9,147
Halliburton Co.	732,459	33,100
National Oilwell Varco, Inc.	732,461	51,397
Noble Corp.	397,823	15,197
Schlumberger Ltd.	645,410	52,491
ShawCor Ltd.	86,200	3,873
Vantage Drilling Co. (a)	7,095,626	13,056
Xtreme Drilling & Coil Services Corp. (a)	3,438,460	12,387
Xtreme Drilling & Coil Services Corp. (g)	1,117,800	4,027
		289,633
Oil, Gas & Consumable Fuels - 6.6%
Access Midstream Partners LP	293,561	13,789
Americas Petrogas, Inc. (a)	1,310,800	1,493
Americas Petrogas, Inc. (a)(g)	2,665,500	3,036
Anadarko Petroleum Corp.	394,725	34,941
Apache Corp.	211,420	16,966
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Atlas Energy LP	79,534	$ 4,196
Atlas Pipeline Partners LP	387,221	14,676
BPZ Energy, Inc. (a)(e)	2,730,178	6,580
Cabot Oil & Gas Corp.	129,000	9,781
Cimarex Energy Co.	116,689	8,919
Coal India Ltd.	139,162	644
Cobalt International Energy, Inc. (a)	709,915	20,481
Concho Resources, Inc. (a)	169,074	15,164
ConocoPhillips	222,758	14,448
Crown Point Energy, Inc. (g)(h)	1,619,916	339
Double Eagle Petroleum Co. (a)(f)	873,975	3,050
Emerald Oil, Inc. warrants 2/4/16 (a)	171,198	0
Energen Corp.	381,758	22,863
EOG Resources, Inc.	92,979	13,528
EQT Corp.	228,450	19,761
Halcon Resources Corp. (a)	910,000	4,987
InterOil Corp. (a)(e)	334,378	28,656
Magellan Midstream Partners LP	89,822	4,911
Marathon Oil Corp.	287,629	10,458
Marathon Petroleum Corp.	124,536	9,132
Markwest Energy Partners LP	376,828	26,457
Motor Oil (HELLAS) Corinth Refineries SA	21,700	220
Noble Energy, Inc.	150,500	9,405
Northern Oil & Gas, Inc. (a)	2,218,140	29,302
Occidental Petroleum Corp.	567,023	50,493
Painted Pony Petroleum Ltd. (g)	456,400	3,310
Painted Pony Petroleum Ltd. Class A (a)	186,700	1,354
Peabody Energy Corp.	1,030,489	17,065
Phillips 66	310,168	19,075
Phillips 66 Partners LP	157,095	5,085
Royal Dutch Shell PLC Class A sponsored ADR	200,098	13,677
Scorpio Tankers, Inc.	495,100	4,926
Southcross Energy Partners LP	527,828	12,024
Suncor Energy, Inc.	337,900	10,679
Synergy Resources Corp. (a)	598,600	4,639
TAG Oil Ltd. (a)(e)(f)	3,585,500	13,370
TAG Oil Ltd. (f)(g)	146,900	548
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
The Williams Companies, Inc.	1,097,738	$ 37,510
Valero Energy Corp.	104,849	3,750
		545,688
TOTAL ENERGY		835,321
FINANCIALS - 16.0%
Capital Markets - 2.3%
AllianceBernstein Holding LP	709,485	15,751
Ameriprise Financial, Inc.	100,653	8,958
BlackRock, Inc. Class A	79,032	22,284
GP Investments Ltd. Class A (depositary receipt) (a)	3,540,079	5,741
Invesco Ltd.	588,479	18,943
KKR & Co. LP	601,705	12,305
Monex Group, Inc.	35,129	14,208
Morgan Stanley	801,899	21,820
Oaktree Capital Group LLC Class A	279,974	15,116
The Blackstone Group LP	468,715	10,570
UBS AG (NY Shares)	2,348,179	46,189
		191,885
Commercial Banks - 3.3%
Bank of Ireland (a)	124,509	28
Barclays PLC sponsored ADR	1,652,893	28,893
Commerce Bancshares, Inc.	186,332	8,502
Guaranty Trust Bank PLC GDR (Reg. S)	318,323	2,521
Huntington Bancshares, Inc.	125,890	1,076
Itau Unibanco Holding SA sponsored ADR	485,257	6,187
M&T Bank Corp.	68,449	7,999
Nordea Bank AB	827,600	10,481
PNC Financial Services Group, Inc.	305,803	23,256
Sberbank (Savings Bank of the Russian Federation) sponsored ADR	390,100	4,521
U.S. Bancorp	1,010,715	37,720
Wells Fargo & Co.	3,280,127	142,686
		273,870
Consumer Finance - 0.8%
Capital One Financial Corp.	712,667	49,188
SLM Corp.	734,300	18,145
		67,333
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Diversified Financial Services - 5.2%
Bank of America Corp.	7,427,827	$ 108,446
Citigroup, Inc.	2,571,171	134,061
IntercontinentalExchange, Inc. (a)	7,900	1,441
JPMorgan Chase & Co.	2,083,059	116,089
McGraw-Hill Companies, Inc.	520,386	32,191
ORIX Corp.	659,800	9,805
PICO Holdings, Inc. (a)(f)	1,210,990	26,509
		428,542
Insurance - 2.5%
ACE Ltd.	185,252	16,928
AFLAC, Inc.	268,881	16,585
Allied World Assurance Co. Holdings Ltd.	87,329	8,266
Arthur J. Gallagher & Co.	154,592	6,861
Assured Guaranty Ltd.	1,773,784	38,385
Axis Capital Holdings Ltd.	98,029	4,270
Everest Re Group Ltd.	68,392	9,132
Fidelity National Financial, Inc. Class A	947,797	23,202
Marsh & McLennan Companies, Inc.	237,339	9,937
MetLife, Inc.	626,123	30,317
ProAssurance Corp.	19,533	1,046
Prudential Financial, Inc.	254,116	20,068
Prudential PLC	236,985	4,209
The Travelers Companies, Inc.	205,096	17,136
		206,342
Real Estate Investment Trusts - 1.4%
American Tower Corp.	200,983	14,228
Beni Stabili SpA SIIQ	14,096,400	9,140
CBL & Associates Properties, Inc.	485,556	11,056
Corrections Corp. of America	125,668	4,153
Cousins Properties, Inc.	1,138,286	11,667
Education Realty Trust, Inc.	912,700	8,607
Lexington Corporate Properties Trust	632,940	7,937
Parkway Properties, Inc.	212,700	3,722
Piedmont Office Realty Trust, Inc. Class A	239,000	4,324
Prologis, Inc.	232,493	8,918
Retail Properties America, Inc.	125,705	1,771
Simon Property Group, Inc.	33,821	5,413
SL Green Realty Corp.	48,956	4,438
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Real Estate Investment Trusts - continued
Westfield Group unit	720,383	$ 7,265
Weyerhaeuser Co.	572,558	16,261
		118,900
Real Estate Management & Development - 0.4%
CBRE Group, Inc. (a)	1,079,469	25,011
CSI Properties Ltd.	92,130,000	3,801
Jones Lang LaSalle, Inc.	14,344	1,306
LEG Immobilien AG	36,192	1,820
		31,938
Thrifts & Mortgage Finance - 0.1%
Radian Group, Inc.	444,600	6,247
TOTAL FINANCIALS		1,325,057
HEALTH CARE - 13.6%
Biotechnology - 3.2%
Agios Pharmaceuticals, Inc.	115,200	3,359
Alexion Pharmaceuticals, Inc. (a)	85,800	9,973
Alnylam Pharmaceuticals, Inc. (a)	534,300	24,669
Amgen, Inc.	540,309	58,510
Biogen Idec, Inc. (a)	126,581	27,611
Bluebird Bio, Inc.	100,701	3,135
Gilead Sciences, Inc. (a)	1,059,863	65,129
Grifols SA ADR	568,297	18,038
Infinity Pharmaceuticals, Inc. (a)	674,412	14,284
Insmed, Inc. (a)	118,712	1,319
Isis Pharmaceuticals, Inc. (a)	331,000	9,549
KaloBios Pharmaceuticals, Inc.	150,700	907
KaloBios Pharmaceuticals, Inc. (g)	454,437	2,736
Merrimack Pharmaceuticals, Inc. (a)	391,800	1,873
Theravance, Inc. (a)	675,004	26,028
		267,120
Health Care Equipment & Supplies - 1.3%
Ansell Ltd.	216,050	3,600
Baxter International, Inc.	301,517	22,023
Boston Scientific Corp. (a)	1,494,058	16,315
Covidien PLC	222,784	13,730
Genmark Diagnostics, Inc. (a)	807,700	7,673
Hill-Rom Holdings, Inc.	276,883	10,264
Medtronic, Inc.	14,400	795
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
Stryker Corp.	381,077	$ 26,851
Zimmer Holdings, Inc.	109,658	9,154
		110,405
Health Care Providers & Services - 3.2%
Accretive Health, Inc. (a)	518,455	5,174
AmerisourceBergen Corp.	418,087	24,362
AmSurg Corp. (a)	212,753	8,321
BioScrip, Inc. (a)	160,910	2,615
Brookdale Senior Living, Inc. (a)	1,618,439	47,129
Catamaran Corp. (a)	79,000	4,161
DaVita, Inc. (a)	126,075	14,676
Emeritus Corp. (a)	603,933	14,005
Express Scripts Holding Co. (a)	630,457	41,326
McKesson Corp.	214,640	26,328
Qualicorp SA (a)	897,300	6,568
Quest Diagnostics, Inc.	280,310	16,345
UnitedHealth Group, Inc.	702,175	51,153
		262,163
Life Sciences Tools & Services - 0.2%
Agilent Technologies, Inc.	193,889	8,673
Lonza Group AG	97,821	7,526
		16,199
Pharmaceuticals - 5.7%
AbbVie, Inc.	974,540	44,322
Actavis, Inc. (a)	168,673	22,648
Allergan, Inc.	42,000	3,827
Biodelivery Sciences International, Inc. (a)	1,210,638	5,230
Bristol-Myers Squibb Co.	28,719	1,242
Cadence Pharmaceuticals, Inc. (a)	2,091,940	15,627
Dechra Pharmaceuticals PLC	369,717	3,841
Endo Health Solutions, Inc. (a)	290,674	11,179
GlaxoSmithKline PLC	801,023	20,493
Horizon Pharma, Inc. (a)(e)	3,209,598	8,088
Horizon Pharma, Inc.:
warrants 2/28/17 (a)	253,903	0 *
warrants 9/25/17 (a)	932,200	1
Jazz Pharmaceuticals PLC (a)	16,097	1,215
Johnson & Johnson	1,132,316	105,872
Merck & Co., Inc.	1,336,814	64,394
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Pharmaceuticals - continued
Novo Nordisk A/S Series B	116,837	$ 19,823
Perrigo Co.	34,500	4,291
Pfizer, Inc.	1,494,239	43,677
Sanofi SA	395,924	41,447
Teva Pharmaceutical Industries Ltd. sponsored ADR	326,750	12,972
Valeant Pharmaceuticals International, Inc. (Canada) (a)	201,991	18,742
Warner Chilcott PLC	882,450	18,805
		467,736
TOTAL HEALTH CARE		1,123,623
INDUSTRIALS - 12.5%
Aerospace & Defense - 2.0%
Astronics Corp. (a)	43,200	1,707
Finmeccanica SpA (a)(e)	939,566	4,910
General Dynamics Corp.	107,917	9,210
Honeywell International, Inc.	504,471	41,861
Meggitt PLC	1,904,110	15,859
Textron, Inc.	455,952	12,484
The Boeing Co.	79,000	8,303
United Technologies Corp.	664,926	70,196
		164,530
Air Freight & Logistics - 0.4%
United Parcel Service, Inc. Class B	400,710	34,782
Airlines - 0.1%
Copa Holdings SA Class A	18,033	2,510
easyJet PLC	123,200	2,646
		5,156
Building Products - 0.6%
A.O. Smith Corp.	158,012	6,529
Masco Corp.	1,911,369	39,221
		45,750
Commercial Services & Supplies - 0.6%
Iron Mountain, Inc.	395,171	10,986
KAR Auction Services, Inc.	21,500	547
Multiplus SA	839,400	11,358
Republic Services, Inc.	405,917	13,765
Swisher Hygiene, Inc. (a)	2,081,064	1,675
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Commercial Services & Supplies - continued
Waste Management, Inc.	259,086	$ 10,889
West Corp.	174,000	3,821
		53,041
Construction & Engineering - 0.3%
Boart Longyear Ltd.	3,560,729	1,648
Fluor Corp.	104,872	6,561
MasTec, Inc. (a)	112,139	3,701
URS Corp.	226,724	10,543
		22,453
Electrical Equipment - 1.9%
Alstom SA	361,384	12,221
AMETEK, Inc.	256,842	11,887
Bharat Heavy Electricals Ltd.	1,340,049	3,486
Eaton Corp. PLC	289,245	19,943
Emerson Electric Co.	423,816	26,010
Generac Holdings, Inc.	458,494	19,876
Hubbell, Inc. Class B	118,067	12,674
Polypore International, Inc. (a)	201,347	8,455
Prysmian SpA	675,700	13,735
Regal-Beloit Corp.	228,766	14,797
Roper Industries, Inc.	105,858	13,334
		156,418
Industrial Conglomerates - 2.0%
3M Co.	46,800	5,496
Alliance Global Group, Inc.	395,500	239
Carlisle Companies, Inc.	124,000	8,400
General Electric Co.	5,759,075	140,349
Koninklijke Philips Electronics NV	443,500	14,183
		168,667
Machinery - 2.3%
Andritz AG	82,700	4,461
Cummins, Inc.	167,984	20,358
Dover Corp.	53,195	4,556
GEA Group AG	158,184	6,527
Global Brass & Copper Holdings, Inc.	389,900	7,264
Harsco Corp.	403,763	10,401
Illinois Tool Works, Inc.	234,465	16,891
Ingersoll-Rand PLC	521,961	31,866
Manitowoc Co., Inc.	1,221,919	25,086
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Machinery - continued
Pentair Ltd.	319,562	$ 19,519
Stanley Black & Decker, Inc.	384,996	32,578
Timken Co.	154,683	9,037
Weg SA	269,600	3,309
		191,853
Marine - 0.1%
Ardmore Shipping Corp.	502,600	7,036
Ultrapetrol (Bahamas) Ltd. (a)	1,822,163	5,594
		12,630
Professional Services - 0.7%
CRA International, Inc. (a)	303,982	5,818
Dun & Bradstreet Corp.	323,101	33,483
Manpower, Inc.	79,700	5,330
Michael Page International PLC	1,354,386	9,200
Randstad Holding NV	75,000	3,618
Towers Watson & Co.	25,200	2,123
		59,572
Road & Rail - 1.2%
Con-way, Inc.	208,596	8,646
CSX Corp.	675,822	16,767
Norfolk Southern Corp.	174,220	12,746
Union Pacific Corp.	379,565	60,195
		98,354
Trading Companies & Distributors - 0.3%
Houston Wire & Cable Co.	624,888	9,267
Watsco, Inc.	135,225	12,623
		21,890
TOTAL INDUSTRIALS		1,035,096
INFORMATION TECHNOLOGY - 16.6%
Communications Equipment - 1.9%
Cisco Systems, Inc.	3,661,647	93,555
QUALCOMM, Inc.	987,140	63,720
		157,275
Computers & Peripherals - 3.2%
Apple, Inc.	515,180	233,117
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - continued
NCR Corp. (a)	364,477	$ 13,121
Western Digital Corp.	242,588	15,618
		261,856
Electronic Equipment & Components - 0.6%
Corning, Inc.	872,662	13,256
Jabil Circuit, Inc.	497,524	11,438
TE Connectivity Ltd.	459,696	23,463
		48,157
Internet Software & Services - 2.2%
Active Network, Inc. (a)	1,074,299	9,164
Demandware, Inc. (a)	145,490	6,463
Facebook, Inc. Class A (a)	111,300	4,099
Google, Inc. Class A (a)	148,993	132,246
Mail.Ru Group Ltd.:
GDR (g)	16,600	530
GDR (Reg. S)	264,700	8,457
Velti PLC (a)(e)	3,152,629	3,562
Velti PLC (i)	1,639,166	1,667
Yahoo!, Inc. (a)	564,025	15,843
		182,031
IT Services - 3.1%
Accenture PLC Class A	413,393	30,513
Amdocs Ltd.	279,154	10,739
Cognizant Technology Solutions Corp. Class A (a)	312,144	22,596
EPAM Systems, Inc. (a)	518,505	15,011
EVERTEC, Inc.	148,674	3,553
ExlService Holdings, Inc. (a)	294,059	8,234
Fidelity National Information Services, Inc.	491,135	21,197
MasterCard, Inc. Class A	55,823	34,086
Sapient Corp. (a)	1,016,603	13,938
Total System Services, Inc.	492,029	13,487
Virtusa Corp. (a)	66,454	1,713
Visa, Inc. Class A	453,628	80,297
		255,364
Office Electronics - 0.3%
Xerox Corp.	2,852,181	27,666
Semiconductors & Semiconductor Equipment - 2.2%
Altera Corp.	179,517	6,384
Applied Materials, Inc.	265,975	4,338
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Applied Micro Circuits Corp. (a)	308,235	$ 3,659
ASML Holding NV	549,636	49,412
Avago Technologies Ltd.	600,169	22,014
Broadcom Corp. Class A	211,151	5,821
Freescale Semiconductor Holdings I Ltd. (a)(e)	384,133	6,031
LTX-Credence Corp. (a)	1,375,632	7,373
Maxim Integrated Products, Inc.	362,194	10,359
Microchip Technology, Inc. (e)	53,935	2,143
Micron Technology, Inc. (a)	1,061,096	14,060
Monolithic Power Systems, Inc.	168,606	4,414
NXP Semiconductors NV (a)	390,903	12,763
Samsung Electronics Co. Ltd.	13,300	15,150
Skyworks Solutions, Inc. (a)	956,399	22,973
SunPower Corp. (a)(e)	14,400	398
		187,292
Software - 3.1%
Activision Blizzard, Inc.	1,643,717	29,554
Adobe Systems, Inc. (a)	147,067	6,953
Autodesk, Inc. (a)	132,000	4,671
Check Point Software Technologies Ltd. (a)	180,237	10,149
Citrix Systems, Inc. (a)	325,711	23,458
Comverse, Inc.	290,251	9,091
Constellation Software, Inc.	60,700	8,856
Electronic Arts, Inc. (a)	838,686	21,906
Intuit, Inc.	118,428	7,570
MICROS Systems, Inc. (a)	147,660	7,195
Microsoft Corp.	1,950,293	62,078
Oracle Corp.	1,619,223	52,382
SS&C Technologies Holdings, Inc. (a)	31,664	1,133
Symantec Corp.	361,533	9,646
		254,642
TOTAL INFORMATION TECHNOLOGY		1,374,283
MATERIALS - 3.5%
Chemicals - 1.8%
Albemarle Corp.	123,566	7,662
Ashland, Inc.	140,606	12,210
Axiall Corp.	198,880	8,767
Cabot Corp.	276,992	11,362
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Chemicals - continued
Croda International PLC	18,000	$ 687
Eastman Chemical Co.	208,697	16,785
FMC Corp.	7,200	476
LyondellBasell Industries NV Class A	306,016	21,026
Monsanto Co.	326,312	32,233
Potash Corp. of Saskatchewan, Inc.	10,800	313
PPG Industries, Inc.	107,693	17,278
Royal DSM NV	19,800	1,391
RPM International, Inc.	409,045	14,415
W.R. Grace & Co. (a)	39,825	3,059
		147,664
Construction Materials - 0.2%
Lafarge SA (Bearer) (e)	100,900	6,452
Vulcan Materials Co.	284,130	13,405
		19,857
Containers & Packaging - 0.3%
Nampak Ltd.	2,559,600	8,276
Rock-Tenn Co. Class A	131,957	15,089
		23,365
Metals & Mining - 1.0%
Commercial Metals Co.	290,896	4,506
Freeport-McMoRan Copper & Gold, Inc.	467,995	13,235
Goldcorp, Inc.	643,100	18,139
Ivanplats Ltd. (g)	7,025,028	9,918
Randgold Resources Ltd. sponsored ADR	225,856	16,774
Turquoise Hill Resources Ltd. (a)	3,201,536	12,811
Walter Energy, Inc. (e)	384,400	4,301
		79,684
Paper & Forest Products - 0.2%
Boise Cascade Co.	152,400	4,033
International Paper Co.	321,858	15,549
		19,582
TOTAL MATERIALS		290,152
Common Stocks - continued
	Shares	Value (000s)
TELECOMMUNICATION SERVICES - 1.0%
Diversified Telecommunication Services - 0.3%
CenturyLink, Inc.	488,772	$ 17,522
Verizon Communications, Inc.	144,058	7,128
		24,650
Wireless Telecommunication Services - 0.7%
Megafon OJSC GDR	166,500	5,286
Mobile TeleSystems OJSC sponsored ADR (e)	449,582	8,762
SBA Communications Corp. Class A (a)	244,961	18,149
SoftBank Corp.	93,400	5,953
Vodafone Group PLC	4,915,700	14,723
		52,873
TOTAL TELECOMMUNICATION SERVICES		77,523
UTILITIES - 2.0%
Electric Utilities - 0.8%
Edison International	448,224	22,344
ITC Holdings Corp.	272,272	24,986
NextEra Energy, Inc.	93,711	8,116
Northeast Utilities	258,042	11,460
		66,906
Independent Power Producers & Energy Traders - 0.3%
The AES Corp.	2,065,096	25,690
Multi-Utilities - 0.9%
CenterPoint Energy, Inc.	328,845	8,162
PG&E Corp.	494,102	22,674
Sempra Energy	467,142	40,936
		71,772
TOTAL UTILITIES		164,368
TOTAL COMMON STOCKS (Cost $6,380,449)		8,142,973
Preferred Stocks - 0.2%

Convertible Preferred Stocks - 0.1%
INFORMATION TECHNOLOGY - 0.1%
IT Services - 0.1%
Unisys Corp. Series A, 6.25%	92,200	6,645
Preferred Stocks - continued
	Shares	Value (000s)
Nonconvertible Preferred Stocks - 0.1%
CONSUMER DISCRETIONARY - 0.1%
Automobiles - 0.1%
Volkswagen AG	42,400	$ 10,077
TOTAL PREFERRED STOCKS (Cost $14,752)		16,722
Corporate Bonds - 0.6%
		Principal Amount (000s) (d)
Convertible Bonds - 0.5%
ENERGY - 0.2%
Energy Equipment & Services - 0.1%
Cal Dive International, Inc. 5% 7/15/17 (g)		$ 2,600	2,767
Vantage Drilling Co. 5.5% 7/15/43 (g)		3,590	3,850
			6,617
Oil, Gas & Consumable Fuels - 0.1%
Amyris, Inc. 3% 2/27/17		7,356	5,191
BPZ Energy, Inc. 6.5% 3/1/15		3,620	3,118
			8,309
TOTAL ENERGY			14,926
HEALTH CARE - 0.2%
Biotechnology - 0.2%
Exelixis, Inc. 4.25% 8/15/19		9,070	9,416
InterMune, Inc. 2.5% 12/15/17		2,810	3,920
Theravance, Inc. 2.125% 1/15/23		3,620	5,591
			18,927
INDUSTRIALS - 0.0%
Building Products - 0.0%
Aspen Aerogels, Inc. 8% 6/1/14 (i)		4,618	4,618
INFORMATION TECHNOLOGY - 0.1%
Semiconductors & Semiconductor Equipment - 0.1%
GT Advanced Technologies, Inc. 3% 10/1/17		7,010	6,716
TOTAL CONVERTIBLE BONDS			45,187
Corporate Bonds - continued
		Principal Amount (000s) (d)	Value (000s)
Nonconvertible Bonds - 0.1%
FINANCIALS - 0.1%
Commercial Banks - 0.1%
Bank of Ireland 10% 7/30/16	EUR	5,542	$ 7,690
TOTAL CORPORATE BONDS (Cost $49,606)			52,877
Money Market Funds - 1.1%
	Shares
Fidelity Cash Central Fund, 0.11% (b)	40,756,325	40,756
Fidelity Securities Lending Cash Central Fund, 0.12% (b)(c)	48,253,958	48,254
TOTAL MONEY MARKET FUNDS (Cost $89,010)		89,010
TOTAL INVESTMENT PORTFOLIO - 100.4% (Cost $6,533,817)		8,301,582
NET OTHER ASSETS (LIABILITIES) - (0.4)%		(29,682)
NET ASSETS - 100%		$ 8,271,900
Currency Abbreviations
EUR	-	European Monetary Unit
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Amount is stated in United States dollars unless otherwise noted.
(e) Security or a portion of the security is on loan at period end.
(f) Affiliated company

(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $31,061,000 or 0.4% of net assets.

(h) Security or a portion of the security sold on a delayed delivery basis.

(i) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $7,220,000 or 0.1% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Aspen Aerogels, Inc. 8% 6/1/14	6/1/11 - 12/31/12	$ 4,618
Mood Media Corp.	2/2/11	$ 1,799
Velti PLC	4/19/13	$ 2,459
* Amount represents less than $1,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amount in thousands)
Fidelity Cash Central Fund	$ 61
Fidelity Securities Lending Cash Central Fund	4,270
Total	$ 4,331
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amount in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Body Central Corp.	$ 10,585	$ 360	$ 5,769	$ -	$ -
Double Eagle Petroleum Co.	3,787	282	387	-	3,050
Emerald Oil, Inc.	-	4,260	6,750	-	-
Emerald Oil, Inc. warrants 2/4/16	-	-	-	-	-
GeoEye, Inc.	31,912	-	38,071	-	-
LTX-Credence Corp.	14,900	898	7,771	-	-
PICO Holdings, Inc.	33,875	57	4,350	-	26,509
TAG Oil Ltd.	11,208	9,234	-	-	13,370
TAG Oil Ltd. (144A)	1,027	-	-	-	548
Total	$ 107,294	$ 15,091	$ 63,098	$ -	$ 43,477
Other Information

The following is a summary of the inputs used, as of July 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 1,064,834	$ 1,055,589	$ 9,245	$ -
Consumer Staples	862,793	820,556	42,237	-
Energy	835,321	835,321	-	-
Financials	1,325,057	1,320,820	4,237	-
Health Care	1,123,623	1,041,859	81,764	-
Industrials	1,035,096	1,020,913	14,183	-
Information Technology	1,380,928	1,379,261	1,667	-
Materials	290,152	290,152	-	-
Telecommunication Services	77,523	62,800	14,723	-
Utilities	164,368	164,368	-	-
Corporate Bonds	52,877	-	48,259	4,618
Money Market Funds	89,010	89,010	-	-
Total Investments in Securities:	$ 8,301,582	$ 8,080,649	$ 216,315	$ 4,618
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows. (Unaudited)
United States of America	81.6%
United Kingdom	2.5%
Canada	2.2%
Ireland	1.5%
Bermuda	1.5%
Switzerland	1.4%
Netherlands	1.2%
France	1.1%
Japan	1.0%
Others (Individually Less Than 1%)	6.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	July 31, 2013

Assets
Investment in securities, at value (including securities loaned of $46,687) - See accompanying schedule: Unaffiliated issuers (cost $6,374,693)	$ 8,169,095
Fidelity Central Funds (cost $89,010)	89,010
Other affiliated issuers (cost $70,114)	43,477
Total Investments (cost $6,533,817)		$ 8,301,582
Foreign currency held at value (cost $198)		198
Receivable for investments sold Regular delivery		78,235
Delayed delivery		110
Receivable for fund shares sold		3,619
Dividends receivable		5,133
Interest receivable		1,427
Distributions receivable from Fidelity Central Funds		280
Other receivables		864
Total assets		8,391,448

Liabilities
Payable for investments purchased	$ 60,824
Payable for fund shares redeemed	6,282
Accrued management fee	2,468
Other affiliated payables	1,192
Other payables and accrued expenses	528
Collateral on securities loaned, at value	48,254
Total liabilities		119,548

Net Assets		$ 8,271,900
Net Assets consist of:
Paid in capital		$ 5,901,943
Undistributed net investment income		41,183
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		561,017
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,767,757
Net Assets		$ 8,271,900

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	July 31, 2013

Dividend Growth: Net Asset Value, offering price and redemption price per share ($6,632,538 ÷ 187,715 shares)	$ 35.33

Class K: Net Asset Value, offering price and redemption price per share ($1,639,362 ÷ 46,392 shares)	$ 35.34

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended July 31, 2013

Investment Income
Dividends		$ 134,847
Interest		3,928
Income from Fidelity Central Funds		4,331
Total income		143,106

Expenses
Management fee Basic fee	$ 42,265
Performance adjustment	(11,294)
Transfer agent fees	12,918
Accounting and security lending fees	1,211
Custodian fees and expenses	342
Independent trustees' compensation	49
Registration fees	84
Audit	88
Legal	33
Miscellaneous	72
Total expenses before reductions	45,768
Expense reductions	(932)	44,836
Net investment income (loss)		98,270
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	716,355
Other affiliated issuers	(17,267)
Foreign currency transactions	(365)
Total net realized gain (loss)		698,723
Change in net unrealized appreciation (depreciation) on: Investment securities	1,016,146
Assets and liabilities in foreign currencies	28
Total change in net unrealized appreciation (depreciation)		1,016,174
Net gain (loss)		1,714,897
Net increase (decrease) in net assets resulting from operations		$ 1,813,167

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2013	Year ended July 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 98,270	$ 62,998
Net realized gain (loss)	698,723	282,332
Change in net unrealized appreciation (depreciation)	1,016,174	(523,395)
Net increase (decrease) in net assets resulting from operations	1,813,167	(178,065)
Distributions to shareholders from net investment income	(73,780)	(42,120)
Distributions to shareholders from net realized gain	(120,844)	(5,141)
Total distributions	(194,624)	(47,261)
Share transactions - net increase (decrease)	(472,835)	(2,591,197)
Total increase (decrease) in net assets	1,145,708	(2,816,523)

Net Assets
Beginning of period	7,126,192	9,942,715
End of period (including undistributed net investment income of $41,183 and undistributed net investment income of $20,016, respectively)	$ 8,271,900	$ 7,126,192

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Dividend Growth

Years ended July 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 28.61	$ 28.96	$ 23.84	$ 20.25	$ 25.40
Income from Investment Operations
Net investment income (loss) B	.40	.20	.12	.13 E	.24
Net realized and unrealized gain (loss)	7.12	(.41)	5.23	3.63	(4.01)
Total from investment operations	7.52	(.21)	5.35	3.76	(3.77)
Distributions from net investment income	(.30)	(.12)	(.15)	(.12)	(.37)
Distributions from net realized gain	(.50)	(.02)	(.08)	(.05)	(1.01)
Total distributions	(.80)	(.14)	(.23)	(.17)	(1.38) H
Net asset value, end of period	$ 35.33	$ 28.61	$ 28.96	$ 23.84	$ 20.25
Total Return A	26.83%	(.67)%	22.57%	18.59%	(15.33)%
Ratios to Average Net Assets C,F
Expenses before reductions	.63%	.91%	.93%	.93%	.62%
Expenses net of fee waivers, if any	.63%	.91%	.93%	.93%	.62%
Expenses net of all reductions	.62%	.91%	.93%	.92%	.62%
Net investment income (loss)	1.26%	.75%	.44%	.56% E	1.34%
Supplemental Data
Net assets, end of period (in millions)	$ 6,633	$ 5,905	$ 9,309	$ 7,730	$ 6,603
Portfolio turnover rate D	69%	63% G	67%	85%	177%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .40%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Portfolio turnover rate excludes securities received or delivered in-kind.

H Total distributions of $1.38 per share is comprised of distributions from net investment income of $.374 and distributions from net realized gain of $1.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended July 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 28.62	$ 28.98	$ 23.86	$ 20.26	$ 25.41
Income from Investment Operations
Net investment income (loss) B	.45	.25	.17	.18 E	.26
Net realized and unrealized gain (loss)	7.12	(.43)	5.22	3.63	(4.00)
Total from investment operations	7.57	(.18)	5.39	3.81	(3.74)
Distributions from net investment income	(.35)	(.17)	(.20)	(.16)	(.41)
Distributions from net realized gain	(.50)	(.02)	(.08)	(.05)	(1.01)
Total distributions	(.85)	(.18) J	(.27) I	(.21)	(1.41) H
Net asset value, end of period	$ 35.34	$ 28.62	$ 28.98	$ 23.86	$ 20.26
Total Return A	27.04%	(.52)%	22.79%	18.86%	(15.16)%
Ratios to Average Net Assets C,F
Expenses before reductions	.48%	.75%	.78%	.72%	.40%
Expenses net of fee waivers, if any	.48%	.75%	.78%	.72%	.40%
Expenses net of all reductions	.47%	.75%	.77%	.71%	.39%
Net investment income (loss)	1.41%	.91%	.60%	.76% E	1.57%
Supplemental Data
Net assets, end of period (in millions)	$ 1,639	$ 1,221	$ 634	$ 355	$ 202
Portfolio turnover rate D	69%	63% G	67%	85%	177%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .60%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Portfolio turnover rate excludes securities received or delivered in-kind.

H Total distributions of $1.41 per share is comprised of distributions from net investment income of $.407 and distributions from net realized gain of $1.005 per share.

I Total distributions of $.27 per share is comprised of distributions from net investment income of $.197 and distributions from net realized gain of $.077 per share.

J Total distributions of $.18 per share is comprised of distributions from net investment income of $.169 and distributions from net realized gain of $.015 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2013

(Amounts in thousands except percentages)

1. Organization.

Fidelity Dividend Growth Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Dividend Growth and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

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Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and these securities are generally categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For corporate bonds, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2013, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of July 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount, contingent interest, equity-debt classifications, partnerships, deferred trustees compensation and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 1,952,043
Gross unrealized depreciation	(195,354)
Net unrealized appreciation (depreciation) on securities and other investments	$ 1,756,689

Tax Cost	$ 6,544,893

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 195,503
Undistributed long-term capital gain	$ 418,131
Net unrealized appreciation (depreciation)	$ 1,756,680

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	July 31, 2013	July 31, 2012
Ordinary Income	$ 80,019	$ 47,261
Long-term Capital Gains	114,605	-
Total	$ 194,624	$ 47,261

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $5,170,881 and $5,672,803, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Dividend Growth as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .41% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Dividend Growth. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Average Net Assets
Dividend Growth	$ 12,226.20
Class K	692.05
	$ 12,918

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $133 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

6. Committed Line of Credit - continued

amounted to $18 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $119. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $4,270, including $251 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom FMR places trades include an amount in addition to trade execution, which is rebated back to the Fund to offset certain expenses. This amount totaled $916 for the period. Through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by four hundred and nine dollars.

In addition, FMR reimbursed a portion of the Fund's operating expenses during the period in the amount of $16.

Annual Report

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2013	2012
From net investment income
Dividend Growth	$ 58,843	$ 37,592
Class K	14,937	4,528
Total	$ 73,780	$ 42,120
From net realized gain
Dividend Growth	$ 99,450	$ 4,761
Class K	21,394	380
Total	$ 120,844	$ 5,141

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2013	2012	2013	2012
Dividend Growth
Shares sold	18,652	28,017	$ 585,373	$ 753,110
Reinvestment of distributions	4,994	1,596	147,845	40,357
Shares redeemed	(42,352)	(144,643)A	(1,323,760)	(3,948,966)A
Net increase (decrease)	(18,706)	(115,030)	$ (590,542)	$ (3,155,499)
Class K
Shares sold	13,098	29,433	$ 414,093	$ 801,392
Reinvestment of distributions	1,228	194	36,331	4,908
Shares redeemed	(10,587)	(8,851)	(332,717)	(241,998)
Net increase (decrease)	3,739	20,776	$ 117,707	$ 564,302

A Amount included in-kind redemptions

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Dividend Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Dividend Growth Fund (a fund of Fidelity Securities Fund) at July 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Dividend Growth Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 13, 2013

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 166 Fidelity funds. Mr. Curvey oversees 387 Fidelity funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 230 Fidelity funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person of the trust and the fund (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)

Year of Election or Appointment: 2011

Mr. O'Hanley serves as a Trustee and Chairman of the Board of Trustees of other Fidelity funds (2013-present), and is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present) and serves as a Trustee of other Fidelity funds (2013-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present) and serves as a Trustee of other Fidelity funds (2013-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2008-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (1965)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Vice President of other Fidelity funds (2013-present), Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as Vice President of other Fidelity funds (2009-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (1968)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Assistant Secretary of other Fidelity funds (2009-present), Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (1958)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (1968)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon also serves as Chief Compliance Officer of other Fidelity funds (2012-present). Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present), Deputy Treasurer (2008-present), and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (1971)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Deputy Treasurer of other Fidelity funds (2012-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as Assistant Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2012-2013), an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer of Fidelity's Equity and High Income Funds. Ms. Smith also serves as Deputy Treasurer of other Fidelity funds (2013-present) and is an employee of Fidelity Investments (2009-present). Previously, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as President and Treasurer (2013-present) and Assistant Treasurer (2010-present) of other Fidelity funds, Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2013-present), and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Deputy Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2008-2013), Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Gary W. Ryan (1958)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Dividend Growth Fund voted to pay on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Dividend Growth	9/9/13	9/06/13	$0.174	$2.46

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2013 $500,005,624, or, if subsequently determined to be different, the net capital gain of such year.

Dividend Growth designates 100% and 93% of the dividends distributed in September 2012 and December 2012, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Dividend Growth designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Dividend Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is a part of the Fidelity family of funds.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or, in the case of the fund, underperformance.

Annual Report

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box) and 75th percentile (bottom of box) of the peer universe.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Dividend Growth Fund

The Board has discussed the fund's performance with FMR, including the fund's underperformance based on more recent periods ended after 2012 (which periods are not shown in the chart above) but prior to the date of the Board's approval of the renewal of the Advisory Contracts, and has engaged with FMR to consider what steps might be taken to remediate the fund's more recent underperformance.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 11% means that 89% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Dividend Growth Fund

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2012.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its July 2013 meeting, the Board voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate" effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

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(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.,
New York, NY

The Fidelity Telephone Connection

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DGF-UANN-0913
1.789245.110

Fidelity®

Dividend Growth

Fund -

Class K

Annual Report

July 31, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2013	Past 1 year	Past 5 years	Past 10 years
Class K A	27.04%	9.37%	6.68%

A The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Fidelity® Dividend Growth Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Dividend Growth Fund - Class K on July 31, 2003. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period. The initial offering of Class K took place on May 9, 2008. See above for additional information regarding the performance of Class K.

Annual Report

Management's Discussion of Fund Performance

Market Recap: The bull run in U.S. stocks comfortably settled into a fifth year, as major equity benchmarks ripped through records during the 12 months ending July 31, 2013. Gains were fueled by a generally improving global economy and accommodative monetary policies worldwide. The tone was positive for most of the year, based largely on stronger U.S. economic data, including employment, housing and consumer sentiment. Setting a series of new highs along the way, the broad-based S&P 500® Index rose an impressive 25.00% for the 12 months, while the blue-chip-laden Dow Jones Industrial AverageSM also moved into record territory en route to a 22.36% gain. The growth-oriented Nasdaq Composite Index® had a similarly strong run, advancing 25.15%. During the year, markets were resilient amid intermittent volatility over debt woes in Europe, the 2012 U.S. presidential election and year-end Congressional gridlock over the federal budget. In mid-to-late June, concern arose about the U.S. Federal Reserve possibly tapering its sustaining bond-buying strategy - which prompted a brief, but steep, market sell-off. However, investors' continued quest for yield and the Fed's pledge to keep buying bonds until the economy showed significant improvement overpowered the uncertainty and helped equities climb notably higher in July to close the period on a strong note.

Comments from Lawrence Rakers, Portfolio Manager of Fidelity® Dividend Growth Fund: For the year, the fund's Class K shares returned 27.04%, topping the S&P 500®. When constructing the portfolio, I try to strike a balance between growth potential and income. For example, I avoided or significantly underweighted some lagging large-cap index stocks that had healthy dividend yields but, in my view, unexciting growth prospects, including telecommunication services carrier AT&T, energy major Exxon Mobil, information technology services provider IBM and personal computer chip manufacturer Intel, the four largest contributors to the fund's performance versus the index. Additionally, overweighting stocks in the mid-cap category worked in the fund's favor. Noteworthy individual contributors included non-index stakes in Green Mountain Coffee Roasters and Brookdale Senior Living. Conversely, the fund was hampered by weak picks in materials, where Ivanplats and Turquoise Hill Resources, both Canada-based metals miners, fared poorly, as did U.K.-headquartered gold miner Randgold Resources. Relatively light representation and unrewarding picks in diversified financials - in particular, underweighting strong-performing index component Bank of America - also worked against the fund's results. During the period, I significantly boosted the fund's allocation to this group.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2013 to July 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense RatioB	Beginning Account Value February 1, 2013	Ending Account Value July 31, 2013	Expenses Paid During Period* February 1, 2013 to July 31, 2013
Dividend Growth	.58%
Actual		$ 1,000.00	$ 1,122.30	$ 3.05
HypotheticalA		$ 1,000.00	$ 1,021.92	$ 2.91
Class K	.44%
Actual		$ 1,000.00	$ 1,123.00	$ 2.32
HypotheticalA		$ 1,000.00	$ 1,022.61	$ 2.21

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	2.8	3.1
Wells Fargo & Co.	1.7	1.7
General Electric Co.	1.7	1.0
Citigroup, Inc.	1.7	1.3
Google, Inc. Class A	1.6	1.5
Procter & Gamble Co.	1.4	1.2
JPMorgan Chase & Co.	1.4	0.9
Bank of America Corp.	1.3	0.0
Johnson & Johnson	1.3	1.4
Philip Morris International, Inc.	1.2	1.1
	16.1
Top Five Market Sectors as of July 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	16.8	18.5
Financials	16.1	14.1
Health Care	13.8	12.7
Consumer Discretionary	12.9	12.3
Industrials	12.5	12.6
Asset Allocation (% of fund's net assets)
As of July 31, 2013*		As of January 31, 2013**
	Stocks 98.6%		Stocks 98.6%
	Bonds 0.1%		Bonds 0.1%
	Convertible Securities 0.6%		Convertible Securities 0.7%
	Short-Term Investments and Net Other Assets (Liabilities) 0.7%		Short-Term Investments and Net Other Assets (Liabilities) 0.6%
* Foreign investments	18.4%	** Foreign investments	18.8%

Annual Report

Investments July 31, 2013

Showing Percentage of Net Assets

Common Stocks - 98.5%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 12.8%
Auto Components - 0.2%
Delphi Automotive PLC	278,506	$ 14,961
Johnson Controls, Inc.	86,242	3,468
		18,429
Automobiles - 0.7%
Ford Motor Co.	2,243,730	37,874
Harley-Davidson, Inc.	160,035	9,085
Honda Motor Co. Ltd.	249,600	9,245
		56,204
Diversified Consumer Services - 0.7%
Anhanguera Educacional Participacoes SA	2,186,400	13,254
H&R Block, Inc.	1,184,428	37,227
Kroton Educacional SA	702,800	10,012
		60,493
Hotels, Restaurants & Leisure - 1.6%
Brinker International, Inc.	818,163	32,849
Icahn Enterprises LP rights (a)	1,067,316	0
Las Vegas Sands Corp.	114,960	6,388
Penn National Gaming, Inc. (a)	21,600	1,080
Starbucks Corp.	388,344	27,666
Texas Roadhouse, Inc. Class A	543,764	13,290
Wyndham Worldwide Corp.	285,533	17,789
Yum! Brands, Inc.	426,150	31,075
		130,137
Household Durables - 0.4%
Harman International Industries, Inc.	19,800	1,198
Taylor Wimpey PLC	5,248,749	8,504
Toll Brothers, Inc. (a)	226,805	7,455
Whirlpool Corp.	111,778	14,972
		32,129
Leisure Equipment & Products - 0.4%
Amer Group PLC (A Shares)	333,861	6,631
Brunswick Corp.	175,321	6,618
Polaris Industries, Inc.	138,104	15,487
		28,736
Media - 4.3%
CBS Corp. Class B	1,015,907	53,681
Comcast Corp. Class A	1,803,406	81,298
Ipsos SA	115,900	4,121
MDC Partners, Inc. Class A (sub. vtg.)	998,439	24,572
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Media - continued
Mood Media Corp. (a)(h)(i)	888,800	$ 935
Omnicom Group, Inc.	246,226	15,825
Pico Far East Holdings Ltd.	628,000	219
Smiles SA	883,300	10,841
The Walt Disney Co.	659,229	42,619
Time Warner, Inc.	514,307	32,021
Twenty-First Century Fox, Inc. Class A	1,137,693	33,994
Valassis Communications, Inc.	152,155	4,356
Viacom, Inc. Class B (non-vtg.)	648,423	47,186
		351,668
Multiline Retail - 0.0%
The Bon-Ton Stores, Inc.	187,100	3,529
Specialty Retail - 3.7%
American Eagle Outfitters, Inc.	865,752	17,003
Ascena Retail Group, Inc. (a)	238,728	4,557
Body Central Corp. (a)	573,065	6,911
Express, Inc. (a)	568,801	12,826
Foot Locker, Inc.	231,743	8,373
Francescas Holdings Corp. (a)	162,375	4,037
GNC Holdings, Inc.	206,500	10,899
Home Depot, Inc.	971,864	76,806
Kingfisher PLC	1,621,400	9,805
L Brands, Inc.	303,218	16,910
Lowe's Companies, Inc.	1,062,808	47,380
OfficeMax, Inc.	863,181	9,832
Rent-A-Center, Inc.	625,257	25,004
Ross Stores, Inc.	165,491	11,166
Staples, Inc.	1,184,806	20,165
TJX Companies, Inc.	510,970	26,591
		308,265
Textiles, Apparel & Luxury Goods - 0.8%
Coach, Inc.	143,694	7,634
Kering SA (e)	62,904	14,402
Kering SA rights 10/1/13 (a)	61,204	170
NIKE, Inc. Class B	392,168	24,675
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - continued
PVH Corp.	45,275	$ 5,967
VF Corp.	62,531	12,319
		65,167
TOTAL CONSUMER DISCRETIONARY		1,054,757
CONSUMER STAPLES - 10.4%
Beverages - 2.6%
Anheuser-Busch InBev SA NV	266,200	25,598
Beam, Inc.	97,074	6,309
Coca-Cola Enterprises, Inc.	211,920	7,955
Cott Corp.	1,102,100	9,217
Dr. Pepper Snapple Group, Inc.	641,778	29,997
Molson Coors Brewing Co. Class B	93,400	4,676
Monster Beverage Corp. (a)	418,325	25,514
Remy Cointreau SA	38,000	3,934
SABMiller PLC	219,800	10,768
The Coca-Cola Co.	2,235,502	89,599
		213,567
Food & Staples Retailing - 1.8%
CVS Caremark Corp.	958,037	58,910
Kroger Co.	749,620	29,438
Rami Levi Chain Stores Hashikma Marketing 2006 Ltd.	177,460	9,162
Wal-Mart Stores, Inc.	117,374	9,148
Walgreen Co.	878,558	44,148
		150,806
Food Products - 1.9%
Amira Nature Foods Ltd.	586,439	4,750
Archer Daniels Midland Co.	513,395	18,724
Bunge Ltd.	172,367	13,102
Danone SA	15,972	1,262
Green Mountain Coffee Roasters, Inc. (a)	256,810	19,821
Hilton Food Group PLC	665,674	4,122
Ingredion, Inc.	204,752	13,759
Kellogg Co.	348,785	23,104
Marine Harvest ASA	9,142,378	9,216
Mead Johnson Nutrition Co. Class A	147,044	10,711
Mondelez International, Inc.	1,224,744	38,298
		156,869
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Household Products - 2.1%
Energizer Holdings, Inc.	288,229	$ 29,342
Procter & Gamble Co.	1,488,053	119,491
Svenska Cellulosa AB (SCA) (B Shares)	650,480	17,215
Unicharm Corp. (e)	78,800	4,201
		170,249
Personal Products - 0.2%
Hengan International Group Co. Ltd.	652,500	7,168
Herbalife Ltd.	199,300	13,054
		20,222
Tobacco - 1.8%
Altria Group, Inc.	18,671	655
British American Tobacco PLC (United Kingdom)	311,900	16,639
Japan Tobacco, Inc.	1,022,600	35,772
Philip Morris International, Inc.	1,099,053	98,014
		151,080
TOTAL CONSUMER STAPLES		862,793
ENERGY - 10.1%
Energy Equipment & Services - 3.5%
BW Offshore Ltd.	8,762,498	11,569
Cameron International Corp. (a)	664,989	39,434
Ensco PLC Class A	766,567	43,955
Essential Energy Services Ltd.	3,613,600	9,147
Halliburton Co.	732,459	33,100
National Oilwell Varco, Inc.	732,461	51,397
Noble Corp.	397,823	15,197
Schlumberger Ltd.	645,410	52,491
ShawCor Ltd.	86,200	3,873
Vantage Drilling Co. (a)	7,095,626	13,056
Xtreme Drilling & Coil Services Corp. (a)	3,438,460	12,387
Xtreme Drilling & Coil Services Corp. (g)	1,117,800	4,027
		289,633
Oil, Gas & Consumable Fuels - 6.6%
Access Midstream Partners LP	293,561	13,789
Americas Petrogas, Inc. (a)	1,310,800	1,493
Americas Petrogas, Inc. (a)(g)	2,665,500	3,036
Anadarko Petroleum Corp.	394,725	34,941
Apache Corp.	211,420	16,966
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Atlas Energy LP	79,534	$ 4,196
Atlas Pipeline Partners LP	387,221	14,676
BPZ Energy, Inc. (a)(e)	2,730,178	6,580
Cabot Oil & Gas Corp.	129,000	9,781
Cimarex Energy Co.	116,689	8,919
Coal India Ltd.	139,162	644
Cobalt International Energy, Inc. (a)	709,915	20,481
Concho Resources, Inc. (a)	169,074	15,164
ConocoPhillips	222,758	14,448
Crown Point Energy, Inc. (g)(h)	1,619,916	339
Double Eagle Petroleum Co. (a)(f)	873,975	3,050
Emerald Oil, Inc. warrants 2/4/16 (a)	171,198	0
Energen Corp.	381,758	22,863
EOG Resources, Inc.	92,979	13,528
EQT Corp.	228,450	19,761
Halcon Resources Corp. (a)	910,000	4,987
InterOil Corp. (a)(e)	334,378	28,656
Magellan Midstream Partners LP	89,822	4,911
Marathon Oil Corp.	287,629	10,458
Marathon Petroleum Corp.	124,536	9,132
Markwest Energy Partners LP	376,828	26,457
Motor Oil (HELLAS) Corinth Refineries SA	21,700	220
Noble Energy, Inc.	150,500	9,405
Northern Oil & Gas, Inc. (a)	2,218,140	29,302
Occidental Petroleum Corp.	567,023	50,493
Painted Pony Petroleum Ltd. (g)	456,400	3,310
Painted Pony Petroleum Ltd. Class A (a)	186,700	1,354
Peabody Energy Corp.	1,030,489	17,065
Phillips 66	310,168	19,075
Phillips 66 Partners LP	157,095	5,085
Royal Dutch Shell PLC Class A sponsored ADR	200,098	13,677
Scorpio Tankers, Inc.	495,100	4,926
Southcross Energy Partners LP	527,828	12,024
Suncor Energy, Inc.	337,900	10,679
Synergy Resources Corp. (a)	598,600	4,639
TAG Oil Ltd. (a)(e)(f)	3,585,500	13,370
TAG Oil Ltd. (f)(g)	146,900	548
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
The Williams Companies, Inc.	1,097,738	$ 37,510
Valero Energy Corp.	104,849	3,750
		545,688
TOTAL ENERGY		835,321
FINANCIALS - 16.0%
Capital Markets - 2.3%
AllianceBernstein Holding LP	709,485	15,751
Ameriprise Financial, Inc.	100,653	8,958
BlackRock, Inc. Class A	79,032	22,284
GP Investments Ltd. Class A (depositary receipt) (a)	3,540,079	5,741
Invesco Ltd.	588,479	18,943
KKR & Co. LP	601,705	12,305
Monex Group, Inc.	35,129	14,208
Morgan Stanley	801,899	21,820
Oaktree Capital Group LLC Class A	279,974	15,116
The Blackstone Group LP	468,715	10,570
UBS AG (NY Shares)	2,348,179	46,189
		191,885
Commercial Banks - 3.3%
Bank of Ireland (a)	124,509	28
Barclays PLC sponsored ADR	1,652,893	28,893
Commerce Bancshares, Inc.	186,332	8,502
Guaranty Trust Bank PLC GDR (Reg. S)	318,323	2,521
Huntington Bancshares, Inc.	125,890	1,076
Itau Unibanco Holding SA sponsored ADR	485,257	6,187
M&T Bank Corp.	68,449	7,999
Nordea Bank AB	827,600	10,481
PNC Financial Services Group, Inc.	305,803	23,256
Sberbank (Savings Bank of the Russian Federation) sponsored ADR	390,100	4,521
U.S. Bancorp	1,010,715	37,720
Wells Fargo & Co.	3,280,127	142,686
		273,870
Consumer Finance - 0.8%
Capital One Financial Corp.	712,667	49,188
SLM Corp.	734,300	18,145
		67,333
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Diversified Financial Services - 5.2%
Bank of America Corp.	7,427,827	$ 108,446
Citigroup, Inc.	2,571,171	134,061
IntercontinentalExchange, Inc. (a)	7,900	1,441
JPMorgan Chase & Co.	2,083,059	116,089
McGraw-Hill Companies, Inc.	520,386	32,191
ORIX Corp.	659,800	9,805
PICO Holdings, Inc. (a)(f)	1,210,990	26,509
		428,542
Insurance - 2.5%
ACE Ltd.	185,252	16,928
AFLAC, Inc.	268,881	16,585
Allied World Assurance Co. Holdings Ltd.	87,329	8,266
Arthur J. Gallagher & Co.	154,592	6,861
Assured Guaranty Ltd.	1,773,784	38,385
Axis Capital Holdings Ltd.	98,029	4,270
Everest Re Group Ltd.	68,392	9,132
Fidelity National Financial, Inc. Class A	947,797	23,202
Marsh & McLennan Companies, Inc.	237,339	9,937
MetLife, Inc.	626,123	30,317
ProAssurance Corp.	19,533	1,046
Prudential Financial, Inc.	254,116	20,068
Prudential PLC	236,985	4,209
The Travelers Companies, Inc.	205,096	17,136
		206,342
Real Estate Investment Trusts - 1.4%
American Tower Corp.	200,983	14,228
Beni Stabili SpA SIIQ	14,096,400	9,140
CBL & Associates Properties, Inc.	485,556	11,056
Corrections Corp. of America	125,668	4,153
Cousins Properties, Inc.	1,138,286	11,667
Education Realty Trust, Inc.	912,700	8,607
Lexington Corporate Properties Trust	632,940	7,937
Parkway Properties, Inc.	212,700	3,722
Piedmont Office Realty Trust, Inc. Class A	239,000	4,324
Prologis, Inc.	232,493	8,918
Retail Properties America, Inc.	125,705	1,771
Simon Property Group, Inc.	33,821	5,413
SL Green Realty Corp.	48,956	4,438
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Real Estate Investment Trusts - continued
Westfield Group unit	720,383	$ 7,265
Weyerhaeuser Co.	572,558	16,261
		118,900
Real Estate Management & Development - 0.4%
CBRE Group, Inc. (a)	1,079,469	25,011
CSI Properties Ltd.	92,130,000	3,801
Jones Lang LaSalle, Inc.	14,344	1,306
LEG Immobilien AG	36,192	1,820
		31,938
Thrifts & Mortgage Finance - 0.1%
Radian Group, Inc.	444,600	6,247
TOTAL FINANCIALS		1,325,057
HEALTH CARE - 13.6%
Biotechnology - 3.2%
Agios Pharmaceuticals, Inc.	115,200	3,359
Alexion Pharmaceuticals, Inc. (a)	85,800	9,973
Alnylam Pharmaceuticals, Inc. (a)	534,300	24,669
Amgen, Inc.	540,309	58,510
Biogen Idec, Inc. (a)	126,581	27,611
Bluebird Bio, Inc.	100,701	3,135
Gilead Sciences, Inc. (a)	1,059,863	65,129
Grifols SA ADR	568,297	18,038
Infinity Pharmaceuticals, Inc. (a)	674,412	14,284
Insmed, Inc. (a)	118,712	1,319
Isis Pharmaceuticals, Inc. (a)	331,000	9,549
KaloBios Pharmaceuticals, Inc.	150,700	907
KaloBios Pharmaceuticals, Inc. (g)	454,437	2,736
Merrimack Pharmaceuticals, Inc. (a)	391,800	1,873
Theravance, Inc. (a)	675,004	26,028
		267,120
Health Care Equipment & Supplies - 1.3%
Ansell Ltd.	216,050	3,600
Baxter International, Inc.	301,517	22,023
Boston Scientific Corp. (a)	1,494,058	16,315
Covidien PLC	222,784	13,730
Genmark Diagnostics, Inc. (a)	807,700	7,673
Hill-Rom Holdings, Inc.	276,883	10,264
Medtronic, Inc.	14,400	795
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
Stryker Corp.	381,077	$ 26,851
Zimmer Holdings, Inc.	109,658	9,154
		110,405
Health Care Providers & Services - 3.2%
Accretive Health, Inc. (a)	518,455	5,174
AmerisourceBergen Corp.	418,087	24,362
AmSurg Corp. (a)	212,753	8,321
BioScrip, Inc. (a)	160,910	2,615
Brookdale Senior Living, Inc. (a)	1,618,439	47,129
Catamaran Corp. (a)	79,000	4,161
DaVita, Inc. (a)	126,075	14,676
Emeritus Corp. (a)	603,933	14,005
Express Scripts Holding Co. (a)	630,457	41,326
McKesson Corp.	214,640	26,328
Qualicorp SA (a)	897,300	6,568
Quest Diagnostics, Inc.	280,310	16,345
UnitedHealth Group, Inc.	702,175	51,153
		262,163
Life Sciences Tools & Services - 0.2%
Agilent Technologies, Inc.	193,889	8,673
Lonza Group AG	97,821	7,526
		16,199
Pharmaceuticals - 5.7%
AbbVie, Inc.	974,540	44,322
Actavis, Inc. (a)	168,673	22,648
Allergan, Inc.	42,000	3,827
Biodelivery Sciences International, Inc. (a)	1,210,638	5,230
Bristol-Myers Squibb Co.	28,719	1,242
Cadence Pharmaceuticals, Inc. (a)	2,091,940	15,627
Dechra Pharmaceuticals PLC	369,717	3,841
Endo Health Solutions, Inc. (a)	290,674	11,179
GlaxoSmithKline PLC	801,023	20,493
Horizon Pharma, Inc. (a)(e)	3,209,598	8,088
Horizon Pharma, Inc.:
warrants 2/28/17 (a)	253,903	0 *
warrants 9/25/17 (a)	932,200	1
Jazz Pharmaceuticals PLC (a)	16,097	1,215
Johnson & Johnson	1,132,316	105,872
Merck & Co., Inc.	1,336,814	64,394
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Pharmaceuticals - continued
Novo Nordisk A/S Series B	116,837	$ 19,823
Perrigo Co.	34,500	4,291
Pfizer, Inc.	1,494,239	43,677
Sanofi SA	395,924	41,447
Teva Pharmaceutical Industries Ltd. sponsored ADR	326,750	12,972
Valeant Pharmaceuticals International, Inc. (Canada) (a)	201,991	18,742
Warner Chilcott PLC	882,450	18,805
		467,736
TOTAL HEALTH CARE		1,123,623
INDUSTRIALS - 12.5%
Aerospace & Defense - 2.0%
Astronics Corp. (a)	43,200	1,707
Finmeccanica SpA (a)(e)	939,566	4,910
General Dynamics Corp.	107,917	9,210
Honeywell International, Inc.	504,471	41,861
Meggitt PLC	1,904,110	15,859
Textron, Inc.	455,952	12,484
The Boeing Co.	79,000	8,303
United Technologies Corp.	664,926	70,196
		164,530
Air Freight & Logistics - 0.4%
United Parcel Service, Inc. Class B	400,710	34,782
Airlines - 0.1%
Copa Holdings SA Class A	18,033	2,510
easyJet PLC	123,200	2,646
		5,156
Building Products - 0.6%
A.O. Smith Corp.	158,012	6,529
Masco Corp.	1,911,369	39,221
		45,750
Commercial Services & Supplies - 0.6%
Iron Mountain, Inc.	395,171	10,986
KAR Auction Services, Inc.	21,500	547
Multiplus SA	839,400	11,358
Republic Services, Inc.	405,917	13,765
Swisher Hygiene, Inc. (a)	2,081,064	1,675
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Commercial Services & Supplies - continued
Waste Management, Inc.	259,086	$ 10,889
West Corp.	174,000	3,821
		53,041
Construction & Engineering - 0.3%
Boart Longyear Ltd.	3,560,729	1,648
Fluor Corp.	104,872	6,561
MasTec, Inc. (a)	112,139	3,701
URS Corp.	226,724	10,543
		22,453
Electrical Equipment - 1.9%
Alstom SA	361,384	12,221
AMETEK, Inc.	256,842	11,887
Bharat Heavy Electricals Ltd.	1,340,049	3,486
Eaton Corp. PLC	289,245	19,943
Emerson Electric Co.	423,816	26,010
Generac Holdings, Inc.	458,494	19,876
Hubbell, Inc. Class B	118,067	12,674
Polypore International, Inc. (a)	201,347	8,455
Prysmian SpA	675,700	13,735
Regal-Beloit Corp.	228,766	14,797
Roper Industries, Inc.	105,858	13,334
		156,418
Industrial Conglomerates - 2.0%
3M Co.	46,800	5,496
Alliance Global Group, Inc.	395,500	239
Carlisle Companies, Inc.	124,000	8,400
General Electric Co.	5,759,075	140,349
Koninklijke Philips Electronics NV	443,500	14,183
		168,667
Machinery - 2.3%
Andritz AG	82,700	4,461
Cummins, Inc.	167,984	20,358
Dover Corp.	53,195	4,556
GEA Group AG	158,184	6,527
Global Brass & Copper Holdings, Inc.	389,900	7,264
Harsco Corp.	403,763	10,401
Illinois Tool Works, Inc.	234,465	16,891
Ingersoll-Rand PLC	521,961	31,866
Manitowoc Co., Inc.	1,221,919	25,086
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Machinery - continued
Pentair Ltd.	319,562	$ 19,519
Stanley Black & Decker, Inc.	384,996	32,578
Timken Co.	154,683	9,037
Weg SA	269,600	3,309
		191,853
Marine - 0.1%
Ardmore Shipping Corp.	502,600	7,036
Ultrapetrol (Bahamas) Ltd. (a)	1,822,163	5,594
		12,630
Professional Services - 0.7%
CRA International, Inc. (a)	303,982	5,818
Dun & Bradstreet Corp.	323,101	33,483
Manpower, Inc.	79,700	5,330
Michael Page International PLC	1,354,386	9,200
Randstad Holding NV	75,000	3,618
Towers Watson & Co.	25,200	2,123
		59,572
Road & Rail - 1.2%
Con-way, Inc.	208,596	8,646
CSX Corp.	675,822	16,767
Norfolk Southern Corp.	174,220	12,746
Union Pacific Corp.	379,565	60,195
		98,354
Trading Companies & Distributors - 0.3%
Houston Wire & Cable Co.	624,888	9,267
Watsco, Inc.	135,225	12,623
		21,890
TOTAL INDUSTRIALS		1,035,096
INFORMATION TECHNOLOGY - 16.6%
Communications Equipment - 1.9%
Cisco Systems, Inc.	3,661,647	93,555
QUALCOMM, Inc.	987,140	63,720
		157,275
Computers & Peripherals - 3.2%
Apple, Inc.	515,180	233,117
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - continued
NCR Corp. (a)	364,477	$ 13,121
Western Digital Corp.	242,588	15,618
		261,856
Electronic Equipment & Components - 0.6%
Corning, Inc.	872,662	13,256
Jabil Circuit, Inc.	497,524	11,438
TE Connectivity Ltd.	459,696	23,463
		48,157
Internet Software & Services - 2.2%
Active Network, Inc. (a)	1,074,299	9,164
Demandware, Inc. (a)	145,490	6,463
Facebook, Inc. Class A (a)	111,300	4,099
Google, Inc. Class A (a)	148,993	132,246
Mail.Ru Group Ltd.:
GDR (g)	16,600	530
GDR (Reg. S)	264,700	8,457
Velti PLC (a)(e)	3,152,629	3,562
Velti PLC (i)	1,639,166	1,667
Yahoo!, Inc. (a)	564,025	15,843
		182,031
IT Services - 3.1%
Accenture PLC Class A	413,393	30,513
Amdocs Ltd.	279,154	10,739
Cognizant Technology Solutions Corp. Class A (a)	312,144	22,596
EPAM Systems, Inc. (a)	518,505	15,011
EVERTEC, Inc.	148,674	3,553
ExlService Holdings, Inc. (a)	294,059	8,234
Fidelity National Information Services, Inc.	491,135	21,197
MasterCard, Inc. Class A	55,823	34,086
Sapient Corp. (a)	1,016,603	13,938
Total System Services, Inc.	492,029	13,487
Virtusa Corp. (a)	66,454	1,713
Visa, Inc. Class A	453,628	80,297
		255,364
Office Electronics - 0.3%
Xerox Corp.	2,852,181	27,666
Semiconductors & Semiconductor Equipment - 2.2%
Altera Corp.	179,517	6,384
Applied Materials, Inc.	265,975	4,338
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Applied Micro Circuits Corp. (a)	308,235	$ 3,659
ASML Holding NV	549,636	49,412
Avago Technologies Ltd.	600,169	22,014
Broadcom Corp. Class A	211,151	5,821
Freescale Semiconductor Holdings I Ltd. (a)(e)	384,133	6,031
LTX-Credence Corp. (a)	1,375,632	7,373
Maxim Integrated Products, Inc.	362,194	10,359
Microchip Technology, Inc. (e)	53,935	2,143
Micron Technology, Inc. (a)	1,061,096	14,060
Monolithic Power Systems, Inc.	168,606	4,414
NXP Semiconductors NV (a)	390,903	12,763
Samsung Electronics Co. Ltd.	13,300	15,150
Skyworks Solutions, Inc. (a)	956,399	22,973
SunPower Corp. (a)(e)	14,400	398
		187,292
Software - 3.1%
Activision Blizzard, Inc.	1,643,717	29,554
Adobe Systems, Inc. (a)	147,067	6,953
Autodesk, Inc. (a)	132,000	4,671
Check Point Software Technologies Ltd. (a)	180,237	10,149
Citrix Systems, Inc. (a)	325,711	23,458
Comverse, Inc.	290,251	9,091
Constellation Software, Inc.	60,700	8,856
Electronic Arts, Inc. (a)	838,686	21,906
Intuit, Inc.	118,428	7,570
MICROS Systems, Inc. (a)	147,660	7,195
Microsoft Corp.	1,950,293	62,078
Oracle Corp.	1,619,223	52,382
SS&C Technologies Holdings, Inc. (a)	31,664	1,133
Symantec Corp.	361,533	9,646
		254,642
TOTAL INFORMATION TECHNOLOGY		1,374,283
MATERIALS - 3.5%
Chemicals - 1.8%
Albemarle Corp.	123,566	7,662
Ashland, Inc.	140,606	12,210
Axiall Corp.	198,880	8,767
Cabot Corp.	276,992	11,362
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Chemicals - continued
Croda International PLC	18,000	$ 687
Eastman Chemical Co.	208,697	16,785
FMC Corp.	7,200	476
LyondellBasell Industries NV Class A	306,016	21,026
Monsanto Co.	326,312	32,233
Potash Corp. of Saskatchewan, Inc.	10,800	313
PPG Industries, Inc.	107,693	17,278
Royal DSM NV	19,800	1,391
RPM International, Inc.	409,045	14,415
W.R. Grace & Co. (a)	39,825	3,059
		147,664
Construction Materials - 0.2%
Lafarge SA (Bearer) (e)	100,900	6,452
Vulcan Materials Co.	284,130	13,405
		19,857
Containers & Packaging - 0.3%
Nampak Ltd.	2,559,600	8,276
Rock-Tenn Co. Class A	131,957	15,089
		23,365
Metals & Mining - 1.0%
Commercial Metals Co.	290,896	4,506
Freeport-McMoRan Copper & Gold, Inc.	467,995	13,235
Goldcorp, Inc.	643,100	18,139
Ivanplats Ltd. (g)	7,025,028	9,918
Randgold Resources Ltd. sponsored ADR	225,856	16,774
Turquoise Hill Resources Ltd. (a)	3,201,536	12,811
Walter Energy, Inc. (e)	384,400	4,301
		79,684
Paper & Forest Products - 0.2%
Boise Cascade Co.	152,400	4,033
International Paper Co.	321,858	15,549
		19,582
TOTAL MATERIALS		290,152
Common Stocks - continued
	Shares	Value (000s)
TELECOMMUNICATION SERVICES - 1.0%
Diversified Telecommunication Services - 0.3%
CenturyLink, Inc.	488,772	$ 17,522
Verizon Communications, Inc.	144,058	7,128
		24,650
Wireless Telecommunication Services - 0.7%
Megafon OJSC GDR	166,500	5,286
Mobile TeleSystems OJSC sponsored ADR (e)	449,582	8,762
SBA Communications Corp. Class A (a)	244,961	18,149
SoftBank Corp.	93,400	5,953
Vodafone Group PLC	4,915,700	14,723
		52,873
TOTAL TELECOMMUNICATION SERVICES		77,523
UTILITIES - 2.0%
Electric Utilities - 0.8%
Edison International	448,224	22,344
ITC Holdings Corp.	272,272	24,986
NextEra Energy, Inc.	93,711	8,116
Northeast Utilities	258,042	11,460
		66,906
Independent Power Producers & Energy Traders - 0.3%
The AES Corp.	2,065,096	25,690
Multi-Utilities - 0.9%
CenterPoint Energy, Inc.	328,845	8,162
PG&E Corp.	494,102	22,674
Sempra Energy	467,142	40,936
		71,772
TOTAL UTILITIES		164,368
TOTAL COMMON STOCKS (Cost $6,380,449)		8,142,973
Preferred Stocks - 0.2%

Convertible Preferred Stocks - 0.1%
INFORMATION TECHNOLOGY - 0.1%
IT Services - 0.1%
Unisys Corp. Series A, 6.25%	92,200	6,645
Preferred Stocks - continued
	Shares	Value (000s)
Nonconvertible Preferred Stocks - 0.1%
CONSUMER DISCRETIONARY - 0.1%
Automobiles - 0.1%
Volkswagen AG	42,400	$ 10,077
TOTAL PREFERRED STOCKS (Cost $14,752)		16,722
Corporate Bonds - 0.6%
		Principal Amount (000s) (d)
Convertible Bonds - 0.5%
ENERGY - 0.2%
Energy Equipment & Services - 0.1%
Cal Dive International, Inc. 5% 7/15/17 (g)		$ 2,600	2,767
Vantage Drilling Co. 5.5% 7/15/43 (g)		3,590	3,850
			6,617
Oil, Gas & Consumable Fuels - 0.1%
Amyris, Inc. 3% 2/27/17		7,356	5,191
BPZ Energy, Inc. 6.5% 3/1/15		3,620	3,118
			8,309
TOTAL ENERGY			14,926
HEALTH CARE - 0.2%
Biotechnology - 0.2%
Exelixis, Inc. 4.25% 8/15/19		9,070	9,416
InterMune, Inc. 2.5% 12/15/17		2,810	3,920
Theravance, Inc. 2.125% 1/15/23		3,620	5,591
			18,927
INDUSTRIALS - 0.0%
Building Products - 0.0%
Aspen Aerogels, Inc. 8% 6/1/14 (i)		4,618	4,618
INFORMATION TECHNOLOGY - 0.1%
Semiconductors & Semiconductor Equipment - 0.1%
GT Advanced Technologies, Inc. 3% 10/1/17		7,010	6,716
TOTAL CONVERTIBLE BONDS			45,187
Corporate Bonds - continued
		Principal Amount (000s) (d)	Value (000s)
Nonconvertible Bonds - 0.1%
FINANCIALS - 0.1%
Commercial Banks - 0.1%
Bank of Ireland 10% 7/30/16	EUR	5,542	$ 7,690
TOTAL CORPORATE BONDS (Cost $49,606)			52,877
Money Market Funds - 1.1%
	Shares
Fidelity Cash Central Fund, 0.11% (b)	40,756,325	40,756
Fidelity Securities Lending Cash Central Fund, 0.12% (b)(c)	48,253,958	48,254
TOTAL MONEY MARKET FUNDS (Cost $89,010)		89,010
TOTAL INVESTMENT PORTFOLIO - 100.4% (Cost $6,533,817)		8,301,582
NET OTHER ASSETS (LIABILITIES) - (0.4)%		(29,682)
NET ASSETS - 100%		$ 8,271,900
Currency Abbreviations
EUR	-	European Monetary Unit
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Amount is stated in United States dollars unless otherwise noted.
(e) Security or a portion of the security is on loan at period end.
(f) Affiliated company

(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $31,061,000 or 0.4% of net assets.

(h) Security or a portion of the security sold on a delayed delivery basis.

(i) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $7,220,000 or 0.1% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Aspen Aerogels, Inc. 8% 6/1/14	6/1/11 - 12/31/12	$ 4,618
Mood Media Corp.	2/2/11	$ 1,799
Velti PLC	4/19/13	$ 2,459
* Amount represents less than $1,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amount in thousands)
Fidelity Cash Central Fund	$ 61
Fidelity Securities Lending Cash Central Fund	4,270
Total	$ 4,331
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amount in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Body Central Corp.	$ 10,585	$ 360	$ 5,769	$ -	$ -
Double Eagle Petroleum Co.	3,787	282	387	-	3,050
Emerald Oil, Inc.	-	4,260	6,750	-	-
Emerald Oil, Inc. warrants 2/4/16	-	-	-	-	-
GeoEye, Inc.	31,912	-	38,071	-	-
LTX-Credence Corp.	14,900	898	7,771	-	-
PICO Holdings, Inc.	33,875	57	4,350	-	26,509
TAG Oil Ltd.	11,208	9,234	-	-	13,370
TAG Oil Ltd. (144A)	1,027	-	-	-	548
Total	$ 107,294	$ 15,091	$ 63,098	$ -	$ 43,477
Other Information

The following is a summary of the inputs used, as of July 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 1,064,834	$ 1,055,589	$ 9,245	$ -
Consumer Staples	862,793	820,556	42,237	-
Energy	835,321	835,321	-	-
Financials	1,325,057	1,320,820	4,237	-
Health Care	1,123,623	1,041,859	81,764	-
Industrials	1,035,096	1,020,913	14,183	-
Information Technology	1,380,928	1,379,261	1,667	-
Materials	290,152	290,152	-	-
Telecommunication Services	77,523	62,800	14,723	-
Utilities	164,368	164,368	-	-
Corporate Bonds	52,877	-	48,259	4,618
Money Market Funds	89,010	89,010	-	-
Total Investments in Securities:	$ 8,301,582	$ 8,080,649	$ 216,315	$ 4,618
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows. (Unaudited)
United States of America	81.6%
United Kingdom	2.5%
Canada	2.2%
Ireland	1.5%
Bermuda	1.5%
Switzerland	1.4%
Netherlands	1.2%
France	1.1%
Japan	1.0%
Others (Individually Less Than 1%)	6.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	July 31, 2013

Assets
Investment in securities, at value (including securities loaned of $46,687) - See accompanying schedule: Unaffiliated issuers (cost $6,374,693)	$ 8,169,095
Fidelity Central Funds (cost $89,010)	89,010
Other affiliated issuers (cost $70,114)	43,477
Total Investments (cost $6,533,817)		$ 8,301,582
Foreign currency held at value (cost $198)		198
Receivable for investments sold Regular delivery		78,235
Delayed delivery		110
Receivable for fund shares sold		3,619
Dividends receivable		5,133
Interest receivable		1,427
Distributions receivable from Fidelity Central Funds		280
Other receivables		864
Total assets		8,391,448

Liabilities
Payable for investments purchased	$ 60,824
Payable for fund shares redeemed	6,282
Accrued management fee	2,468
Other affiliated payables	1,192
Other payables and accrued expenses	528
Collateral on securities loaned, at value	48,254
Total liabilities		119,548

Net Assets		$ 8,271,900
Net Assets consist of:
Paid in capital		$ 5,901,943
Undistributed net investment income		41,183
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		561,017
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,767,757
Net Assets		$ 8,271,900

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	July 31, 2013

Dividend Growth: Net Asset Value, offering price and redemption price per share ($6,632,538 ÷ 187,715 shares)	$ 35.33

Class K: Net Asset Value, offering price and redemption price per share ($1,639,362 ÷ 46,392 shares)	$ 35.34

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended July 31, 2013

Investment Income
Dividends		$ 134,847
Interest		3,928
Income from Fidelity Central Funds		4,331
Total income		143,106

Expenses
Management fee Basic fee	$ 42,265
Performance adjustment	(11,294)
Transfer agent fees	12,918
Accounting and security lending fees	1,211
Custodian fees and expenses	342
Independent trustees' compensation	49
Registration fees	84
Audit	88
Legal	33
Miscellaneous	72
Total expenses before reductions	45,768
Expense reductions	(932)	44,836
Net investment income (loss)		98,270
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	716,355
Other affiliated issuers	(17,267)
Foreign currency transactions	(365)
Total net realized gain (loss)		698,723
Change in net unrealized appreciation (depreciation) on: Investment securities	1,016,146
Assets and liabilities in foreign currencies	28
Total change in net unrealized appreciation (depreciation)		1,016,174
Net gain (loss)		1,714,897
Net increase (decrease) in net assets resulting from operations		$ 1,813,167

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2013	Year ended July 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 98,270	$ 62,998
Net realized gain (loss)	698,723	282,332
Change in net unrealized appreciation (depreciation)	1,016,174	(523,395)
Net increase (decrease) in net assets resulting from operations	1,813,167	(178,065)
Distributions to shareholders from net investment income	(73,780)	(42,120)
Distributions to shareholders from net realized gain	(120,844)	(5,141)
Total distributions	(194,624)	(47,261)
Share transactions - net increase (decrease)	(472,835)	(2,591,197)
Total increase (decrease) in net assets	1,145,708	(2,816,523)

Net Assets
Beginning of period	7,126,192	9,942,715
End of period (including undistributed net investment income of $41,183 and undistributed net investment income of $20,016, respectively)	$ 8,271,900	$ 7,126,192

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Dividend Growth

Years ended July 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 28.61	$ 28.96	$ 23.84	$ 20.25	$ 25.40
Income from Investment Operations
Net investment income (loss) B	.40	.20	.12	.13 E	.24
Net realized and unrealized gain (loss)	7.12	(.41)	5.23	3.63	(4.01)
Total from investment operations	7.52	(.21)	5.35	3.76	(3.77)
Distributions from net investment income	(.30)	(.12)	(.15)	(.12)	(.37)
Distributions from net realized gain	(.50)	(.02)	(.08)	(.05)	(1.01)
Total distributions	(.80)	(.14)	(.23)	(.17)	(1.38) H
Net asset value, end of period	$ 35.33	$ 28.61	$ 28.96	$ 23.84	$ 20.25
Total Return A	26.83%	(.67)%	22.57%	18.59%	(15.33)%
Ratios to Average Net Assets C,F
Expenses before reductions	.63%	.91%	.93%	.93%	.62%
Expenses net of fee waivers, if any	.63%	.91%	.93%	.93%	.62%
Expenses net of all reductions	.62%	.91%	.93%	.92%	.62%
Net investment income (loss)	1.26%	.75%	.44%	.56% E	1.34%
Supplemental Data
Net assets, end of period (in millions)	$ 6,633	$ 5,905	$ 9,309	$ 7,730	$ 6,603
Portfolio turnover rate D	69%	63% G	67%	85%	177%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .40%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Portfolio turnover rate excludes securities received or delivered in-kind.

H Total distributions of $1.38 per share is comprised of distributions from net investment income of $.374 and distributions from net realized gain of $1.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended July 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 28.62	$ 28.98	$ 23.86	$ 20.26	$ 25.41
Income from Investment Operations
Net investment income (loss) B	.45	.25	.17	.18 E	.26
Net realized and unrealized gain (loss)	7.12	(.43)	5.22	3.63	(4.00)
Total from investment operations	7.57	(.18)	5.39	3.81	(3.74)
Distributions from net investment income	(.35)	(.17)	(.20)	(.16)	(.41)
Distributions from net realized gain	(.50)	(.02)	(.08)	(.05)	(1.01)
Total distributions	(.85)	(.18) J	(.27) I	(.21)	(1.41) H
Net asset value, end of period	$ 35.34	$ 28.62	$ 28.98	$ 23.86	$ 20.26
Total Return A	27.04%	(.52)%	22.79%	18.86%	(15.16)%
Ratios to Average Net Assets C,F
Expenses before reductions	.48%	.75%	.78%	.72%	.40%
Expenses net of fee waivers, if any	.48%	.75%	.78%	.72%	.40%
Expenses net of all reductions	.47%	.75%	.77%	.71%	.39%
Net investment income (loss)	1.41%	.91%	.60%	.76% E	1.57%
Supplemental Data
Net assets, end of period (in millions)	$ 1,639	$ 1,221	$ 634	$ 355	$ 202
Portfolio turnover rate D	69%	63% G	67%	85%	177%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .60%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Portfolio turnover rate excludes securities received or delivered in-kind.

H Total distributions of $1.41 per share is comprised of distributions from net investment income of $.407 and distributions from net realized gain of $1.005 per share.

I Total distributions of $.27 per share is comprised of distributions from net investment income of $.197 and distributions from net realized gain of $.077 per share.

J Total distributions of $.18 per share is comprised of distributions from net investment income of $.169 and distributions from net realized gain of $.015 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2013

(Amounts in thousands except percentages)

1. Organization.

Fidelity Dividend Growth Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Dividend Growth and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and these securities are generally categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For corporate bonds, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2013, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of July 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount, contingent interest, equity-debt classifications, partnerships, deferred trustees compensation and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 1,952,043
Gross unrealized depreciation	(195,354)
Net unrealized appreciation (depreciation) on securities and other investments	$ 1,756,689

Tax Cost	$ 6,544,893

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 195,503
Undistributed long-term capital gain	$ 418,131
Net unrealized appreciation (depreciation)	$ 1,756,680

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	July 31, 2013	July 31, 2012
Ordinary Income	$ 80,019	$ 47,261
Long-term Capital Gains	114,605	-
Total	$ 194,624	$ 47,261

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $5,170,881 and $5,672,803, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Dividend Growth as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .41% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Dividend Growth. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Average Net Assets
Dividend Growth	$ 12,226.20
Class K	692.05
	$ 12,918

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $133 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

6. Committed Line of Credit - continued

amounted to $18 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $119. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $4,270, including $251 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom FMR places trades include an amount in addition to trade execution, which is rebated back to the Fund to offset certain expenses. This amount totaled $916 for the period. Through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by four hundred and nine dollars.

In addition, FMR reimbursed a portion of the Fund's operating expenses during the period in the amount of $16.

Annual Report

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2013	2012
From net investment income
Dividend Growth	$ 58,843	$ 37,592
Class K	14,937	4,528
Total	$ 73,780	$ 42,120
From net realized gain
Dividend Growth	$ 99,450	$ 4,761
Class K	21,394	380
Total	$ 120,844	$ 5,141

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2013	2012	2013	2012
Dividend Growth
Shares sold	18,652	28,017	$ 585,373	$ 753,110
Reinvestment of distributions	4,994	1,596	147,845	40,357
Shares redeemed	(42,352)	(144,643)A	(1,323,760)	(3,948,966)A
Net increase (decrease)	(18,706)	(115,030)	$ (590,542)	$ (3,155,499)
Class K
Shares sold	13,098	29,433	$ 414,093	$ 801,392
Reinvestment of distributions	1,228	194	36,331	4,908
Shares redeemed	(10,587)	(8,851)	(332,717)	(241,998)
Net increase (decrease)	3,739	20,776	$ 117,707	$ 564,302

A Amount included in-kind redemptions

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Dividend Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Dividend Growth Fund (a fund of Fidelity Securities Fund) at July 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Dividend Growth Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 13, 2013

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 166 Fidelity funds. Mr. Curvey oversees 387 Fidelity funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 230 Fidelity funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person of the trust and the fund (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

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Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)

Year of Election or Appointment: 2011

Mr. O'Hanley serves as a Trustee and Chairman of the Board of Trustees of other Fidelity funds (2013-present), and is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

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Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present) and serves as a Trustee of other Fidelity funds (2013-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present) and serves as a Trustee of other Fidelity funds (2013-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2008-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (1965)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Vice President of other Fidelity funds (2013-present), Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as Vice President of other Fidelity funds (2009-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (1968)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Assistant Secretary of other Fidelity funds (2009-present), Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (1958)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (1968)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon also serves as Chief Compliance Officer of other Fidelity funds (2012-present). Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present), Deputy Treasurer (2008-present), and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (1971)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Deputy Treasurer of other Fidelity funds (2012-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as Assistant Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2012-2013), an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer of Fidelity's Equity and High Income Funds. Ms. Smith also serves as Deputy Treasurer of other Fidelity funds (2013-present) and is an employee of Fidelity Investments (2009-present). Previously, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as President and Treasurer (2013-present) and Assistant Treasurer (2010-present) of other Fidelity funds, Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2013-present), and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Deputy Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2008-2013), Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Gary W. Ryan (1958)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Dividend Growth Fund voted to pay on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class K	9/9/13	9/06/13	$0.203	$2.46

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2013 $500,005,624, or, if subsequently determined to be different, the net capital gain of such year.

Class K designates 100% and 86% of the dividends distributed in September 2012 and December 2012, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class K designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Dividend Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is a part of the Fidelity family of funds.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or, in the case of the fund, underperformance.

Annual Report

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box) and 75th percentile (bottom of box) of the peer universe.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Dividend Growth Fund

The Board has discussed the fund's performance with FMR, including the fund's underperformance based on more recent periods ended after 2012 (which periods are not shown in the chart above) but prior to the date of the Board's approval of the renewal of the Advisory Contracts, and has engaged with FMR to consider what steps might be taken to remediate the fund's more recent underperformance.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 11% means that 89% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Dividend Growth Fund

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2012.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its July 2013 meeting, the Board voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate" effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.,
New York, NY

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

DGF-K-UANN-0913
1.863064.104

Fidelity®

Growth & Income

Portfolio

Annual Report

July 31, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2013	Past 1 year	Past 5 years	Past 10 years
Fidelity® Growth & Income Portfolio	30.15%	4.72%	3.41%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Growth & Income Portfolio, a class of the fund, on July 31, 2003. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: The bull run in U.S. stocks comfortably settled into a fifth year, as major equity benchmarks ripped through records during the 12 months ending July 31, 2013. Gains were fueled by a generally improving global economy and accommodative monetary policies worldwide. The tone was positive for most of the year, based largely on stronger U.S. economic data, including employment, housing and consumer sentiment. Setting a series of new highs along the way, the broad-based S&P 500® Index rose an impressive 25.00% for the 12 months, while the blue-chip-laden Dow Jones Industrial AverageSM also moved into record territory en route to a 22.36% gain. The growth-oriented Nasdaq Composite Index® had a similarly strong run, advancing 25.15%. During the year, markets were resilient amid intermittent volatility over debt woes in Europe, the 2012 U.S. presidential election and year-end Congressional gridlock over the federal budget. In mid-to-late June, concern arose about the U.S. Federal Reserve possibly tapering its sustaining bond-buying strategy - which prompted a brief, but steep, market sell-off. However, investors' continued quest for yield and the Fed's pledge to keep buying bonds until the economy showed significant improvement overpowered the uncertainty and helped equities climb notably higher in July to close the period on a strong note.

Comments from Matthew Fruhan, Portfolio Manager of Fidelity® Growth & Income Portfolio: For the year, the fund's Retail Class shares returned 30.15%, ahead of the S&P 500®. My investment philosophy is based on my belief that stock performance is driven by changes in long-term earnings and yield expectations. This approach worked as anticipated, as the market came around to my view on several major holdings, most notably a number of stocks from the diversified financials industry. This group easily outperformed the market during the past year, and my positioning here, especially a significant overweight, provided a major boost versus the benchmark. Top individual contributors included outsized stakes in financial services giants JPMorgan Chase and Morgan Stanley, discount brokerage firm Charles Schwab, and global leader Citigroup, all of which saw their stock prices gain sharply. Litigation income received during the period helped. Conversely, avoiding major index component Gilead Sciences was our biggest relative detractor because the stock moved higher as investors gained confidence in the biopharmaceutical company based on the trajectory of its earnings growth. In energy, we were hurt by out-of-index stakes in oil and gas company Royal Dutch Shell, which was pressured by lower commodity prices, and Canada's Suncor Energy, an integrated energy firm that was hampered by execution problems in delivering production growth.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2013 to July 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense RatioB	Beginning Account Value February 1, 2013	Ending Account Value July 31, 2013	Expenses Paid During Period* February 1, 2013 to July 31, 2013
Growth and Income	.67%
Actual		$ 1,000.00	$ 1,157.30	$ 3.58
HypotheticalA		$ 1,000.00	$ 1,021.47	$ 3.36
Class K	.53%
Actual		$ 1,000.00	$ 1,158.20	$ 2.84
HypotheticalA		$ 1,000.00	$ 1,022.17	$ 2.66

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
JPMorgan Chase & Co.	3.8	3.8
Apple, Inc.	3.3	3.4
General Electric Co.	2.9	2.8
Chevron Corp.	2.6	3.1
Wells Fargo & Co.	2.4	3.0
Microsoft Corp.	2.3	2.0
Citigroup, Inc.	2.1	1.8
Procter & Gamble Co.	2.0	2.3
Occidental Petroleum Corp.	1.9	1.0
Target Corp.	1.9	1.7
	25.2
Top Five Market Sectors as of July 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	20.4	19.8
Information Technology	16.9	15.9
Health Care	13.5	12.0
Energy	11.9	11.9
Industrials	11.2	12.3
Asset Allocation (% of fund's net assets)
As of July 31, 2013 *		As of January 31, 2013 **
	Stocks 98.8%		Stocks 98.5%
	Convertible Securities 1.1%		Convertible Securities 1.2%
	Short-Term Investments and Net Other Assets (Liabilities) 0.1%		Short-Term Investments and Net Other Assets (Liabilities) 0.3%
* Foreign investments	11.5%	** Foreign investments	10.8%

Annual Report

Investments July 31, 2013

Showing Percentage of Net Assets

Common Stocks - 98.8%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 10.3%
Auto Components - 0.1%
Gentex Corp.	288,524	$ 6,515
Automobiles - 0.5%
Ford Motor Co.	2,100,236	35,452
Distributors - 0.1%
LKQ Corp. (a)	311,998	8,134
Diversified Consumer Services - 0.2%
H&R Block, Inc.	554,707	17,434
Hotels, Restaurants & Leisure - 1.5%
Darden Restaurants, Inc.	31,437	1,542
McDonald's Corp.	601,346	58,980
Wyndham Worldwide Corp.	133,467	8,315
Yum! Brands, Inc.	492,785	35,934
		104,771
Leisure Equipment & Products - 0.2%
Mattel, Inc.	335,606	14,106
Media - 3.5%
Comcast Corp. Class A	2,784,200	125,512
Scripps Networks Interactive, Inc. Class A	181,725	12,861
Time Warner, Inc.	1,397,564	87,012
Viacom, Inc. Class B (non-vtg.)	295,855	21,529
		246,914
Multiline Retail - 2.1%
Kohl's Corp.	256,385	13,583
Target Corp.	1,900,103	135,382
		148,965
Specialty Retail - 1.8%
H&M Hennes & Mauritz AB (B Shares)	76,600	2,853
Lowe's Companies, Inc.	2,371,734	105,732
Staples, Inc.	906,232	15,424
		124,009
Textiles, Apparel & Luxury Goods - 0.3%
Coach, Inc.	150,332	7,987
Li & Fung Ltd.	9,512,000	12,584
		20,571
TOTAL CONSUMER DISCRETIONARY		726,871
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - 10.8%
Beverages - 2.6%
C&C Group PLC	391,300	$ 2,160
Molson Coors Brewing Co. Class B	324,112	16,225
PepsiCo, Inc.	767,027	64,077
Remy Cointreau SA	45,300	4,690
The Coca-Cola Co.	2,497,605	100,104
		187,256
Food & Staples Retailing - 2.0%
CVS Caremark Corp.	616,404	37,903
Walgreen Co.	1,989,849	99,990
		137,893
Food Products - 1.0%
Danone SA	313,484	24,772
Kellogg Co.	612,547	40,575
Mead Johnson Nutrition Co. Class A	83,500	6,082
		71,429
Household Products - 2.9%
Kimberly-Clark Corp.	550,532	54,393
Procter & Gamble Co.	1,795,515	144,180
Svenska Cellulosa AB (SCA) (B Shares)	159,500	4,221
		202,794
Tobacco - 2.3%
British American Tobacco PLC sponsored ADR	907,527	96,652
Lorillard, Inc.	1,320,746	56,171
Philip Morris International, Inc.	128,923	11,497
		164,320
TOTAL CONSUMER STAPLES		763,692
ENERGY - 11.8%
Energy Equipment & Services - 1.4%
Ensco PLC Class A	306,706	17,587
Halliburton Co.	1,000,327	45,205
Schlumberger Ltd.	451,719	36,738
		99,530
Oil, Gas & Consumable Fuels - 10.4%
Access Midstream Partners LP	237,233	11,143
Apache Corp.	423,097	33,954
Atlas Pipeline Partners LP	562,134	21,305
BG Group PLC	680,800	12,288
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
BP PLC sponsored ADR	327,650	$ 13,578
Canadian Natural Resources Ltd.	1,470,800	45,580
Chevron Corp.	1,479,705	186,280
ENI SpA	317,000	7,002
Exxon Mobil Corp.	569,711	53,410
Legacy Reserves LP	113,845	3,089
Magellan Midstream Partners LP	31,121	1,702
Markwest Energy Partners LP	511,743	35,929
Occidental Petroleum Corp.	1,528,498	136,113
Royal Dutch Shell PLC Class A (United Kingdom)	1,585,215	54,089
Suncor Energy, Inc.	1,950,450	61,641
The Williams Companies, Inc.	1,618,223	55,295
Western Gas Partners LP	67,200	4,140
		736,538
TOTAL ENERGY		836,068
FINANCIALS - 20.3%
Capital Markets - 4.1%
AllianceBernstein Holding LP	161,066	3,576
Apollo Investment Corp.	541,130	4,399
Ashmore Group PLC	1,115,278	6,289
BlackRock, Inc. Class A	46,736	13,178
Charles Schwab Corp.	3,278,562	72,423
KKR & Co. LP	1,298,447	26,553
Morgan Stanley	2,389,897	65,029
Northern Trust Corp.	531,251	31,099
State Street Corp.	628,483	43,786
The Blackstone Group LP	542,685	12,238
UBS AG	492,693	9,702
		288,272
Commercial Banks - 5.6%
BNP Paribas SA	89,500	5,791
Comerica, Inc.	861,168	36,634
Erste Group Bank AG	238,550	7,245
PNC Financial Services Group, Inc.	786,612	59,822
Standard Chartered PLC (United Kingdom)	1,003,555	23,274
SunTrust Banks, Inc.	377,966	13,149
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Commercial Banks - continued
U.S. Bancorp	2,049,173	$ 76,475
Wells Fargo & Co.	3,944,449	171,584
		393,974
Consumer Finance - 0.2%
SLM Corp.	599,485	14,813
Diversified Financial Services - 7.7%
Bank of America Corp.	5,874,991	85,775
Citigroup, Inc.	2,843,659	148,268
JPMorgan Chase & Co.	4,741,229	264,228
KKR Financial Holdings LLC	2,810,344	29,705
NYSE Euronext	198,750	8,379
The NASDAQ Stock Market, Inc.	221,589	7,179
		543,534
Insurance - 1.7%
AFLAC, Inc.	73,546	4,536
Arthur J. Gallagher & Co.	117,800	5,228
Marsh & McLennan Companies, Inc.	118,607	4,966
MetLife, Inc.	1,503,466	72,798
MetLife, Inc. unit	364,100	20,757
Prudential Financial, Inc.	200,068	15,799
		124,084
Real Estate Investment Trusts - 0.6%
American Capital Agency Corp.	229,125	5,162
Aviv REIT, Inc.	33,600	837
BioMed Realty Trust, Inc.	100,245	2,071
Invesco Mortgage Capital, Inc.	131,922	2,167
MFA Financial, Inc.	281,750	2,248
Sun Communities, Inc.	552,314	26,743
		39,228
Real Estate Management & Development - 0.1%
Beazer Pre-Owned Rental Homes, Inc. (a)(e)	254,400	5,236
Thrifts & Mortgage Finance - 0.3%
Housing Development Finance Corp. Ltd. (a)	102,933	1,354
Radian Group, Inc.	1,687,868	23,715
		25,069
TOTAL FINANCIALS		1,434,210
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - 12.7%
Biotechnology - 0.8%
Amgen, Inc.	529,703	$ 57,362
Health Care Equipment & Supplies - 1.2%
Abbott Laboratories	330,904	12,121
ResMed, Inc. (d)	57,682	2,749
St. Jude Medical, Inc.	559,800	29,328
Stryker Corp.	356,188	25,097
Zimmer Holdings, Inc.	183,510	15,319
		84,614
Health Care Providers & Services - 3.4%
Aetna, Inc.	550,998	35,358
AmerisourceBergen Corp.	82,600	4,813
Fresenius Medical Care AG & Co. KGaA	102,300	6,460
McKesson Corp.	361,687	44,365
Quest Diagnostics, Inc.	967,950	56,441
UnitedHealth Group, Inc.	759,704	55,344
WellPoint, Inc.	483,266	41,348
		244,129
Health Care Technology - 0.2%
Quality Systems, Inc.	568,117	12,993
Life Sciences Tools & Services - 0.2%
Lonza Group AG	216,954	16,691
Pharmaceuticals - 6.9%
AbbVie, Inc.	1,090,718	49,606
AstraZeneca PLC sponsored ADR	348,396	17,671
Eli Lilly & Co.	141,980	7,541
GlaxoSmithKline PLC sponsored ADR	1,221,493	62,247
Johnson & Johnson	1,289,997	120,615
Merck & Co., Inc.	2,778,819	133,856
Novartis AG sponsored ADR	375,075	26,859
Pfizer, Inc.	952,269	27,835
Sanofi SA	248,538	26,018
Teva Pharmaceutical Industries Ltd. sponsored ADR	345,862	13,731
		485,979
TOTAL HEALTH CARE		901,768
INDUSTRIALS - 11.1%
Aerospace & Defense - 2.2%
Honeywell International, Inc.	151,261	12,552
Rockwell Collins, Inc.	367,298	26,141
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Aerospace & Defense - continued
The Boeing Co.	699,889	$ 73,558
United Technologies Corp.	447,782	47,272
		159,523
Air Freight & Logistics - 1.5%
C.H. Robinson Worldwide, Inc.	503,673	30,029
United Parcel Service, Inc. Class B	913,404	79,283
		109,312
Building Products - 0.0%
Fagerhult AB	16,600	453
Commercial Services & Supplies - 0.3%
ADT Corp.	154,411	6,189
KAR Auction Services, Inc.	300,200	7,637
Ritchie Brothers Auctioneers, Inc.	281,140	5,420
		19,246
Electrical Equipment - 0.5%
Hubbell, Inc. Class B	289,039	31,028
Zumtobel AG	125,161	1,537
		32,565
Industrial Conglomerates - 3.0%
General Electric Co.	8,515,998	207,535
Siemens AG sponsored ADR	36,300	4,010
		211,545
Machinery - 1.0%
Douglas Dynamics, Inc.	941,855	13,534
Ingersoll-Rand PLC	417,067	25,462
ITT Corp.	267,895	8,369
Pfeiffer Vacuum Technology AG	29,554	3,218
Stanley Black & Decker, Inc.	274,344	23,215
		73,798
Marine - 0.0%
Irish Continental Group PLC unit	22,093	676
Professional Services - 0.5%
Acacia Research Corp.	358,122	8,172
Amadeus Fire AG	49,393	2,989
Bureau Veritas SA	218,596	6,488
Dun & Bradstreet Corp.	80,314	8,323
Michael Page International PLC	1,131,563	7,686
		33,658
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Road & Rail - 1.4%
CSX Corp.	2,276,271	$ 56,474
J.B. Hunt Transport Services, Inc.	230,830	17,296
Norfolk Southern Corp.	344,099	25,174
		98,944
Trading Companies & Distributors - 0.7%
Beijer (G&L) AG Series B	43,211	696
Brenntag AG	12,900	2,119
MSC Industrial Direct Co., Inc. Class A	255,220	20,660
W.W. Grainger, Inc.	88,072	23,087
Watsco, Inc.	36,459	3,403
		49,965
TOTAL INDUSTRIALS		789,685
INFORMATION TECHNOLOGY - 16.9%
Communications Equipment - 2.4%
Cisco Systems, Inc.	4,472,251	114,266
QUALCOMM, Inc.	890,446	57,478
		171,744
Computers & Peripherals - 3.5%
Apple, Inc.	515,289	233,168
EMC Corp.	587,020	15,351
		248,519
Internet Software & Services - 1.8%
Google, Inc. Class A (a)	142,489	126,473
IT Services - 5.4%
Accenture PLC Class A	138,445	10,219
Cognizant Technology Solutions Corp. Class A (a)	421,936	30,544
Fidelity National Information Services, Inc.	621,836	26,838
IBM Corp.	122,450	23,883
MasterCard, Inc. Class A	108,250	66,099
Paychex, Inc.	3,145,172	124,046
The Western Union Co.	2,150,880	38,630
Visa, Inc. Class A	336,974	59,648
		379,907
Semiconductors & Semiconductor Equipment - 1.2%
Altera Corp.	548,340	19,499
Analog Devices, Inc.	337,365	16,652
Applied Materials, Inc.	2,381,149	38,837
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Broadcom Corp. Class A	103,675	$ 2,858
Maxim Integrated Products, Inc.	232,000	6,635
		84,481
Software - 2.6%
Microsoft Corp.	5,146,302	163,807
Oracle Corp.	739,747	23,931
		187,738
TOTAL INFORMATION TECHNOLOGY		1,198,862
MATERIALS - 1.7%
Chemicals - 1.5%
Airgas, Inc.	183,883	18,979
E.I. du Pont de Nemours & Co.	389,240	22,455
FMC Corp.	157,061	10,391
Monsanto Co.	171,014	16,893
Potash Corp. of Saskatchewan, Inc.	111,400	3,232
RPM International, Inc.	83,400	2,939
Syngenta AG (Switzerland)	67,676	26,760
		101,649
Metals & Mining - 0.2%
Freeport-McMoRan Copper & Gold, Inc.	150,200	4,248
Grupo Mexico SA de CV Series B	1,353,500	4,170
Southern Copper Corp.	304,530	7,939
		16,357
TOTAL MATERIALS		118,006
TELECOMMUNICATION SERVICES - 2.1%
Diversified Telecommunication Services - 1.3%
CenturyLink, Inc.	221,194	7,930
Verizon Communications, Inc.	1,745,415	86,363
		94,293
Wireless Telecommunication Services - 0.8%
Vodafone Group PLC sponsored ADR	1,794,442	53,744
TOTAL TELECOMMUNICATION SERVICES		148,037
Common Stocks - continued
	Shares	Value (000s)
UTILITIES - 1.1%
Electric Utilities - 0.7%
Ceske Energeticke Zavody A/S	29,900	$ 711
Duke Energy Corp.	95,279	6,765
EDF SA	198,000	5,809
FirstEnergy Corp.	269,914	10,276
Hawaiian Electric Industries, Inc.	349,665	9,322
ITC Holdings Corp.	73,709	6,764
Northeast Utilities	107,072	4,755
PPL Corp.	242,053	7,690
		52,092
Multi-Utilities - 0.4%
E.ON AG	98,728	1,675
National Grid PLC	109,854	1,313
PG&E Corp.	154,385	7,085
Sempra Energy	160,709	14,083
		24,156
TOTAL UTILITIES		76,248
TOTAL COMMON STOCKS (Cost $5,578,320)		6,993,447
Convertible Preferred Stocks - 1.0%

ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Apache Corp. 6.00%	85,000	3,885
FINANCIALS - 0.1%
Real Estate Investment Trusts - 0.1%
Weyerhaeuser Co. Series A, 6.375% (a)	136,200	7,078
HEALTH CARE - 0.8%
Health Care Equipment & Supplies - 0.8%
Alere, Inc. 3.00%	196,925	54,550
INDUSTRIALS - 0.1%
Aerospace & Defense - 0.1%
United Technologies Corp. 7.50%	110,600	7,093
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $64,477)		72,606
Convertible Bonds - 0.1%
	Principal Amount (000s)	Value (000s)
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Amyris, Inc. 3% 2/27/17	$ 5,615	$ 3,963
Peabody Energy Corp. 4.75% 12/15/66	390	293
		4,256
HEALTH CARE - 0.0%
Health Care Equipment & Supplies - 0.0%
Volcano Corp. 1.75% 12/1/17	3,640	3,440
TOTAL CONVERTIBLE BONDS (Cost $9,324)		7,696
Money Market Funds - 0.1%
	Shares
Fidelity Cash Central Fund, 0.11% (b)	4,724,889	4,725
Fidelity Securities Lending Cash Central Fund, 0.12% (b)(c)	1,104,000	1,104
TOTAL MONEY MARKET FUNDS (Cost $5,829)		5,829
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $5,657,950)		7,079,578
NET OTHER ASSETS (LIABILITIES) - 0.0%		(3,516)
NET ASSETS - 100%		$ 7,076,062
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $5,236,000 or 0.1% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Beazer Pre-Owned Rental Homes, Inc.	5/3/12 - 10/23/12	$ 5,088
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 25
Fidelity Securities Lending Cash Central Fund	476
Total	$ 501
Other Information

The following is a summary of the inputs used, as of July 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 726,871	$ 726,871	$ -	$ -
Consumer Staples	763,692	763,692	-	-
Energy	839,953	778,862	61,091	-
Financials	1,441,288	1,398,515	37,537	5,236
Health Care	956,318	923,840	32,478	-
Industrials	796,778	796,778	-	-
Information Technology	1,198,862	1,198,862	-	-
Materials	118,006	91,246	26,760	-
Telecommunication Services	148,037	148,037	-	-
Utilities	76,248	74,935	1,313	-
Corporate Bonds	7,696	-	7,696	-
Money Market Funds	5,829	5,829	-	-
Total Investments in Securities:	$ 7,079,578	$ 6,907,467	$ 166,875	$ 5,236
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows. (Unaudited)
United States of America	88.5%
United Kingdom	5.3%
Canada	1.7%
Switzerland	1.1%
France	1.1%
Others (Individually Less Than 1%)	2.3%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	July 31, 2013

Assets
Investment in securities, at value (including securities loaned of $1,096) - See accompanying schedule: Unaffiliated issuers (cost $5,652,121)	$ 7,073,749
Fidelity Central Funds (cost $5,829)	5,829
Total Investments (cost $5,657,950)		$ 7,079,578
Receivable for investments sold		29,162
Receivable for fund shares sold		3,473
Dividends receivable		8,925
Interest receivable		85
Distributions receivable from Fidelity Central Funds		3
Other receivables		696
Total assets		7,121,922

Liabilities
Payable for investments purchased	$ 35,666
Payable for fund shares redeemed	4,638
Accrued management fee	2,644
Other affiliated payables	1,055
Other payables and accrued expenses	753
Collateral on securities loaned, at value	1,104
Total liabilities		45,860

Net Assets		$ 7,076,062
Net Assets consist of:
Paid in capital		$ 9,921,182
Undistributed net investment income		4,966
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(4,271,715)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,421,629
Net Assets		$ 7,076,062

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	July 31, 2013

Growth and Income: Net Asset Value, offering price and redemption price per share ($6,059,874 ÷ 236,205 shares)	$ 25.66

Class K: Net Asset Value, offering price and redemption price per share ($1,016,188 ÷ 39,633 shares)	$ 25.64

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended July 31, 2013

Investment Income
Dividends		$ 166,067
Interest		895
Income from Fidelity Central Funds		501
Total income		167,463

Expenses
Management fee	$ 28,101
Transfer agent fees	10,906
Accounting and security lending fees	1,135
Custodian fees and expenses	181
Independent trustees' compensation	41
Appreciation in deferred trustee compensation account	1
Registration fees	114
Audit	91
Legal	33
Interest	2
Miscellaneous	54
Total expenses before reductions	40,659
Expense reductions	(678)	39,981
Net investment income (loss)		127,482
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	486,483
Foreign currency transactions	127
Total net realized gain (loss)		486,610
Change in net unrealized appreciation (depreciation) on: Investment securities	1,017,935
Assets and liabilities in foreign currencies	4
Total change in net unrealized appreciation (depreciation)		1,017,939
Net gain (loss)		1,504,549
Net increase (decrease) in net assets resulting from operations		$ 1,632,031

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2013	Year ended July 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 127,482	$ 102,946
Net realized gain (loss)	486,610	104,201
Change in net unrealized appreciation (depreciation)	1,017,939	318,127
Net increase (decrease) in net assets resulting from operations	1,632,031	525,274
Distributions to shareholders from net investment income	(120,664)	(98,353)
Distributions to shareholders from net realized gain	(7,383)	(2,799)
Total distributions	(128,047)	(101,152)
Share transactions - net increase (decrease)	(42,531)	(265,023)
Total increase (decrease) in net assets	1,461,453	159,099

Net Assets
Beginning of period	5,614,609	5,455,510
End of period (including undistributed net investment income of $4,966 and undistributed net investment income of $5,432, respectively)	$ 7,076,062	$ 5,614,609

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Growth and Income

Years ended July 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 20.13	$ 18.58	$ 15.75	$ 14.38	$ 21.88
Income from Investment Operations
Net investment income (loss) B	.46	.36	.20	.10	.15
Net realized and unrealized gain (loss)	5.54	1.55	2.82	1.37	(7.43)
Total from investment operations	6.00	1.91	3.02	1.47	(7.28)
Distributions from net investment income	(.44)	(.35)	(.19)	(.10)	(.19)
Distributions from net realized gain	(.03)	(.01)	-	(.01)	(.03)
Total distributions	(.47)	(.36)	(.19)	(.10) F	(.22)
Net asset value, end of period	$ 25.66	$ 20.13	$ 18.58	$ 15.75	$ 14.38
Total Return A	30.15%	10.45%	19.16%	10.25%	(33.32)%
Ratios to Average Net Assets C, E
Expenses before reductions	.68%	.71%	.72%	.75%	.78%
Expenses net of fee waivers, if any	.68%	.71%	.72%	.75%	.78%
Expenses net of all reductions	.67%	.71%	.71%	.74%	.78%
Net investment income (loss)	2.04%	1.95%	1.09%	.63%	1.07%
Supplemental Data
Net assets, end of period (in millions)	$ 6,060	$ 4,863	$ 5,052	$ 5,417	$ 5,993
Portfolio turnover rate D	49%	62%	129%	98%	122%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Total distributions of $.10 per share is comprised of distributions from net investment income of $.095 and distributions from net realized gain of $.008 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended July 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 20.12	$ 18.57	$ 15.74	$ 14.38	$ 21.88
Income from Investment Operations
Net investment income (loss) B	.50	.40	.23	.13	.16
Net realized and unrealized gain (loss)	5.52	1.54	2.82	1.37	(7.40)
Total from investment operations	6.02	1.94	3.05	1.50	(7.24)
Distributions from net investment income	(.47)	(.38)	(.22)	(.13)	(.23)
Distributions from net realized gain	(.03)	(.01)	-	(.01)	(.03)
Total distributions	(.50)	(.39)	(.22)	(.14) F	(.26)
Net asset value, end of period	$ 25.64	$ 20.12	$ 18.57	$ 15.74	$ 14.38
Total Return A	30.28%	10.66%	19.40%	10.41%	(33.12)%
Ratios to Average Net Assets C, E
Expenses before reductions	.53%	.54%	.54%	.54%	.56%
Expenses net of fee waivers, if any	.53%	.54%	.54%	.54%	.56%
Expenses net of all reductions	.52%	.54%	.53%	.53%	.55%
Net investment income (loss)	2.19%	2.13%	1.27%	.84%	1.29%
Supplemental Data
Net assets, end of period (in millions)	$ 1,016	$ 752	$ 403	$ 292	$ 349
Portfolio turnover rate D	49%	62%	129%	98%	122%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Total distributions of $.14 per share is comprised of distributions from net investment income of $.129 and distributions from net realized gain of $.008 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2013

(Amounts in thousands except percentages)

1. Organization.

Fidelity Growth & Income Portfolio (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Growth & Income and Class K, each of which, has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and these securities are generally categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For corporate bonds, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2013 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of July 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount, partnerships, equity-debt classifications, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 1,452,215
Gross unrealized depreciation	(52,037)
Net unrealized appreciation (depreciation) on securities and other investments	$ 1,400,178

Tax Cost	$ 5,679,400

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 9,160
Capital loss carryforward	$ (4,250,317)
Net unrealized appreciation (depreciation)	$ 1,400,180

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$ (1,081,976)
2018	(3,168,341)
Total capital loss carryforward	$ (4,250,317)

The tax character of distributions paid was as follows:

	July 31, 2013	July 31, 2012
Ordinary Income	$ 128,047	$ 101,152

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $3,006,067 and $2,972,293, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .46% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Growth

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

& Income. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Growth and Income	$ 10,471.20
Class K	435.05
	$ 10,906

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $110 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 7,764.39%		$ 2

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which

Annual Report

6. Committed Line of Credit - continued

amounted to $14 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $476, including $9 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom FMR places trades on behalf of the Fund include an amount in addition to trade execution, which is rebated back to the Fund to offset certain expenses. This amount totaled $666 for the period. Through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by three hundred sixty-six dollars.

In addition, FMR reimbursed a portion of the Fund's operating expenses during the period in the amount of $12.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2013	2012
From net investment income
Growth and Income	$ 102,417	$ 87,366
Class K	18,247	10,987
Total	$ 120,664	$ 98,353
From net realized gain
Growth and Income	$ 6,339	$ 2,563
Class K	1,044	236
Total	$ 7,383	$ 2,799

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2013	2012	2013	2012
Growth and Income
Shares sold	29,843	21,066	$ 688,591	$ 402,515
Reinvestment of distributions	4,672	4,651	104,347	86,309
Shares redeemed	(39,833)	(56,062)	(885,644)	(1,053,524)
Net increase (decrease)	(5,318)	(30,345)	$ (92,706)	$ (564,700)
Class K
Shares sold	11,165	20,227	$ 248,185	$ 386,187
Reinvestment of distributions	863	596	19,291	11,223
Shares redeemed	(9,761)	(5,182)	(217,301)	(97,733)
Net increase (decrease)	2,267	15,641	$ 50,175	$ 299,677

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Growth & Income Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Growth & Income Portfolio (a fund of Fidelity Securities Fund) at July 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Growth & Income Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 11, 2013

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 166 Fidelity funds. Mr. Curvey oversees 387 Fidelity funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 230 Fidelity funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person of the trust and the fund (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

Trustees and Officers - continued

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)

Year of Election or Appointment: 2011

Mr. O'Hanley serves as a Trustee and Chairman of the Board of Trustees of other Fidelity funds (2013-present), and is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present) and serves as a Trustee of other Fidelity funds (2013-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present) and serves as a Trustee of other Fidelity funds (2013-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2008-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (1965)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Vice President of other Fidelity funds (2013-present), Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as Vice President of other Fidelity funds (2009-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (1968)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Assistant Secretary of other Fidelity funds (2009-present), Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (1958)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (1968)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon also serves as Chief Compliance Officer of other Fidelity funds (2012-present). Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present), Deputy Treasurer (2008-present), and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (1971)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Deputy Treasurer of other Fidelity funds (2012-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as Assistant Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2012-2013), an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer of Fidelity's Equity and High Income Funds. Ms. Smith also serves as Deputy Treasurer of other Fidelity funds (2013-present) and is an employee of Fidelity Investments (2009-present). Previously, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as President and Treasurer (2013-present) and Assistant Treasurer (2010-present) of other Fidelity funds, Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2013-present), and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Deputy Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2008-2013), Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Gary W. Ryan (1958)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Growth & Income designates 100%, 94%, 93%, 100% and 100% of the dividends distributed in September, October, December, April, July, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Growth & Income designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Growth & Income Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is a part of the Fidelity family of funds.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

Annual Report

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box) and 75th percentile (bottom of box) of the peer universe.

Fidelity Growth & Income Portfolio

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 15% means that 85% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Fidelity Growth & Income Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2012.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its July 2013 meeting, the Board voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate" effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Japan) Inc.

Fidelity Management & Research

(Hong Kong) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Northern Trust Company

Chicago, IL

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

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for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

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Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

GAI-UANN-0913
1.874515.105

Fidelity®

Growth & Income

Portfolio -
Class K

Annual Report

July 31, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2013	Past 1 year	Past 5 years	Past 10 years
Class K A	30.28%	4.92%	3.51%

A The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008, are those of Fidelity® Growth & Income Portfolio, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Growth & Income Portfolio - Class K on July 31, 2003. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period. The initial offering of Class K took place on May 9, 2008. See above for additional information regarding the performance of Class K.

Annual Report

Management's Discussion of Fund Performance

Market Recap: The bull run in U.S. stocks comfortably settled into a fifth year, as major equity benchmarks ripped through records during the 12 months ending July 31, 2013. Gains were fueled by a generally improving global economy and accommodative monetary policies worldwide. The tone was positive for most of the year, based largely on stronger U.S. economic data, including employment, housing and consumer sentiment. Setting a series of new highs along the way, the broad-based S&P 500® Index rose an impressive 25.00% for the 12 months, while the blue-chip-laden Dow Jones Industrial AverageSM also moved into record territory en route to a 22.36% gain. The growth-oriented Nasdaq Composite Index® had a similarly strong run, advancing 25.15%. During the year, markets were resilient amid intermittent volatility over debt woes in Europe, the 2012 U.S. presidential election and year-end Congressional gridlock over the federal budget. In mid-to-late June, concern arose about the U.S. Federal Reserve possibly tapering its sustaining bond-buying strategy - which prompted a brief, but steep, market sell-off. However, investors' continued quest for yield and the Fed's pledge to keep buying bonds until the economy showed significant improvement overpowered the uncertainty and helped equities climb notably higher in July to close the period on a strong note.

Comments from Matthew Fruhan, Portfolio Manager of Fidelity® Growth & Income Portfolio: For the year, the fund's Class K shares returned 30.28%, ahead of the S&P 500®. My investment philosophy is based on my belief that stock performance is driven by changes in long-term earnings and yield expectations. This approach worked as anticipated, as the market came around to my view on several major holdings, most notably a number of stocks from the diversified financials industry. This group easily outperformed the market during the past year, and my positioning here, especially a significant overweight, provided a major boost versus the benchmark. Top individual contributors included outsized stakes in financial services giants JPMorgan Chase and Morgan Stanley, discount brokerage firm Charles Schwab, and global leader Citigroup, all of which saw their stock prices gain sharply. Litigation income received during the period helped. Conversely, avoiding major index component Gilead Sciences was our biggest relative detractor because the stock moved higher as investors gained confidence in the biopharmaceutical company based on the trajectory of its earnings growth. In energy, we were hurt by out-of-index stakes in oil and gas company Royal Dutch Shell, which was pressured by lower commodity prices, and Canada's Suncor Energy, an integrated energy firm that was hampered by execution problems in delivering production growth.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2013 to July 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense RatioB	Beginning Account Value February 1, 2013	Ending Account Value July 31, 2013	Expenses Paid During Period* February 1, 2013 to July 31, 2013
Growth and Income	.67%
Actual		$ 1,000.00	$ 1,157.30	$ 3.58
HypotheticalA		$ 1,000.00	$ 1,021.47	$ 3.36
Class K	.53%
Actual		$ 1,000.00	$ 1,158.20	$ 2.84
HypotheticalA		$ 1,000.00	$ 1,022.17	$ 2.66

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
JPMorgan Chase & Co.	3.8	3.8
Apple, Inc.	3.3	3.4
General Electric Co.	2.9	2.8
Chevron Corp.	2.6	3.1
Wells Fargo & Co.	2.4	3.0
Microsoft Corp.	2.3	2.0
Citigroup, Inc.	2.1	1.8
Procter & Gamble Co.	2.0	2.3
Occidental Petroleum Corp.	1.9	1.0
Target Corp.	1.9	1.7
	25.2
Top Five Market Sectors as of July 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	20.4	19.8
Information Technology	16.9	15.9
Health Care	13.5	12.0
Energy	11.9	11.9
Industrials	11.2	12.3
Asset Allocation (% of fund's net assets)
As of July 31, 2013 *		As of January 31, 2013 **
	Stocks 98.8%		Stocks 98.5%
	Convertible Securities 1.1%		Convertible Securities 1.2%
	Short-Term Investments and Net Other Assets (Liabilities) 0.1%		Short-Term Investments and Net Other Assets (Liabilities) 0.3%
* Foreign investments	11.5%	** Foreign investments	10.8%

Annual Report

Investments July 31, 2013

Showing Percentage of Net Assets

Common Stocks - 98.8%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 10.3%
Auto Components - 0.1%
Gentex Corp.	288,524	$ 6,515
Automobiles - 0.5%
Ford Motor Co.	2,100,236	35,452
Distributors - 0.1%
LKQ Corp. (a)	311,998	8,134
Diversified Consumer Services - 0.2%
H&R Block, Inc.	554,707	17,434
Hotels, Restaurants & Leisure - 1.5%
Darden Restaurants, Inc.	31,437	1,542
McDonald's Corp.	601,346	58,980
Wyndham Worldwide Corp.	133,467	8,315
Yum! Brands, Inc.	492,785	35,934
		104,771
Leisure Equipment & Products - 0.2%
Mattel, Inc.	335,606	14,106
Media - 3.5%
Comcast Corp. Class A	2,784,200	125,512
Scripps Networks Interactive, Inc. Class A	181,725	12,861
Time Warner, Inc.	1,397,564	87,012
Viacom, Inc. Class B (non-vtg.)	295,855	21,529
		246,914
Multiline Retail - 2.1%
Kohl's Corp.	256,385	13,583
Target Corp.	1,900,103	135,382
		148,965
Specialty Retail - 1.8%
H&M Hennes & Mauritz AB (B Shares)	76,600	2,853
Lowe's Companies, Inc.	2,371,734	105,732
Staples, Inc.	906,232	15,424
		124,009
Textiles, Apparel & Luxury Goods - 0.3%
Coach, Inc.	150,332	7,987
Li & Fung Ltd.	9,512,000	12,584
		20,571
TOTAL CONSUMER DISCRETIONARY		726,871
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - 10.8%
Beverages - 2.6%
C&C Group PLC	391,300	$ 2,160
Molson Coors Brewing Co. Class B	324,112	16,225
PepsiCo, Inc.	767,027	64,077
Remy Cointreau SA	45,300	4,690
The Coca-Cola Co.	2,497,605	100,104
		187,256
Food & Staples Retailing - 2.0%
CVS Caremark Corp.	616,404	37,903
Walgreen Co.	1,989,849	99,990
		137,893
Food Products - 1.0%
Danone SA	313,484	24,772
Kellogg Co.	612,547	40,575
Mead Johnson Nutrition Co. Class A	83,500	6,082
		71,429
Household Products - 2.9%
Kimberly-Clark Corp.	550,532	54,393
Procter & Gamble Co.	1,795,515	144,180
Svenska Cellulosa AB (SCA) (B Shares)	159,500	4,221
		202,794
Tobacco - 2.3%
British American Tobacco PLC sponsored ADR	907,527	96,652
Lorillard, Inc.	1,320,746	56,171
Philip Morris International, Inc.	128,923	11,497
		164,320
TOTAL CONSUMER STAPLES		763,692
ENERGY - 11.8%
Energy Equipment & Services - 1.4%
Ensco PLC Class A	306,706	17,587
Halliburton Co.	1,000,327	45,205
Schlumberger Ltd.	451,719	36,738
		99,530
Oil, Gas & Consumable Fuels - 10.4%
Access Midstream Partners LP	237,233	11,143
Apache Corp.	423,097	33,954
Atlas Pipeline Partners LP	562,134	21,305
BG Group PLC	680,800	12,288
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
BP PLC sponsored ADR	327,650	$ 13,578
Canadian Natural Resources Ltd.	1,470,800	45,580
Chevron Corp.	1,479,705	186,280
ENI SpA	317,000	7,002
Exxon Mobil Corp.	569,711	53,410
Legacy Reserves LP	113,845	3,089
Magellan Midstream Partners LP	31,121	1,702
Markwest Energy Partners LP	511,743	35,929
Occidental Petroleum Corp.	1,528,498	136,113
Royal Dutch Shell PLC Class A (United Kingdom)	1,585,215	54,089
Suncor Energy, Inc.	1,950,450	61,641
The Williams Companies, Inc.	1,618,223	55,295
Western Gas Partners LP	67,200	4,140
		736,538
TOTAL ENERGY		836,068
FINANCIALS - 20.3%
Capital Markets - 4.1%
AllianceBernstein Holding LP	161,066	3,576
Apollo Investment Corp.	541,130	4,399
Ashmore Group PLC	1,115,278	6,289
BlackRock, Inc. Class A	46,736	13,178
Charles Schwab Corp.	3,278,562	72,423
KKR & Co. LP	1,298,447	26,553
Morgan Stanley	2,389,897	65,029
Northern Trust Corp.	531,251	31,099
State Street Corp.	628,483	43,786
The Blackstone Group LP	542,685	12,238
UBS AG	492,693	9,702
		288,272
Commercial Banks - 5.6%
BNP Paribas SA	89,500	5,791
Comerica, Inc.	861,168	36,634
Erste Group Bank AG	238,550	7,245
PNC Financial Services Group, Inc.	786,612	59,822
Standard Chartered PLC (United Kingdom)	1,003,555	23,274
SunTrust Banks, Inc.	377,966	13,149
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Commercial Banks - continued
U.S. Bancorp	2,049,173	$ 76,475
Wells Fargo & Co.	3,944,449	171,584
		393,974
Consumer Finance - 0.2%
SLM Corp.	599,485	14,813
Diversified Financial Services - 7.7%
Bank of America Corp.	5,874,991	85,775
Citigroup, Inc.	2,843,659	148,268
JPMorgan Chase & Co.	4,741,229	264,228
KKR Financial Holdings LLC	2,810,344	29,705
NYSE Euronext	198,750	8,379
The NASDAQ Stock Market, Inc.	221,589	7,179
		543,534
Insurance - 1.7%
AFLAC, Inc.	73,546	4,536
Arthur J. Gallagher & Co.	117,800	5,228
Marsh & McLennan Companies, Inc.	118,607	4,966
MetLife, Inc.	1,503,466	72,798
MetLife, Inc. unit	364,100	20,757
Prudential Financial, Inc.	200,068	15,799
		124,084
Real Estate Investment Trusts - 0.6%
American Capital Agency Corp.	229,125	5,162
Aviv REIT, Inc.	33,600	837
BioMed Realty Trust, Inc.	100,245	2,071
Invesco Mortgage Capital, Inc.	131,922	2,167
MFA Financial, Inc.	281,750	2,248
Sun Communities, Inc.	552,314	26,743
		39,228
Real Estate Management & Development - 0.1%
Beazer Pre-Owned Rental Homes, Inc. (a)(e)	254,400	5,236
Thrifts & Mortgage Finance - 0.3%
Housing Development Finance Corp. Ltd. (a)	102,933	1,354
Radian Group, Inc.	1,687,868	23,715
		25,069
TOTAL FINANCIALS		1,434,210
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - 12.7%
Biotechnology - 0.8%
Amgen, Inc.	529,703	$ 57,362
Health Care Equipment & Supplies - 1.2%
Abbott Laboratories	330,904	12,121
ResMed, Inc. (d)	57,682	2,749
St. Jude Medical, Inc.	559,800	29,328
Stryker Corp.	356,188	25,097
Zimmer Holdings, Inc.	183,510	15,319
		84,614
Health Care Providers & Services - 3.4%
Aetna, Inc.	550,998	35,358
AmerisourceBergen Corp.	82,600	4,813
Fresenius Medical Care AG & Co. KGaA	102,300	6,460
McKesson Corp.	361,687	44,365
Quest Diagnostics, Inc.	967,950	56,441
UnitedHealth Group, Inc.	759,704	55,344
WellPoint, Inc.	483,266	41,348
		244,129
Health Care Technology - 0.2%
Quality Systems, Inc.	568,117	12,993
Life Sciences Tools & Services - 0.2%
Lonza Group AG	216,954	16,691
Pharmaceuticals - 6.9%
AbbVie, Inc.	1,090,718	49,606
AstraZeneca PLC sponsored ADR	348,396	17,671
Eli Lilly & Co.	141,980	7,541
GlaxoSmithKline PLC sponsored ADR	1,221,493	62,247
Johnson & Johnson	1,289,997	120,615
Merck & Co., Inc.	2,778,819	133,856
Novartis AG sponsored ADR	375,075	26,859
Pfizer, Inc.	952,269	27,835
Sanofi SA	248,538	26,018
Teva Pharmaceutical Industries Ltd. sponsored ADR	345,862	13,731
		485,979
TOTAL HEALTH CARE		901,768
INDUSTRIALS - 11.1%
Aerospace & Defense - 2.2%
Honeywell International, Inc.	151,261	12,552
Rockwell Collins, Inc.	367,298	26,141
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Aerospace & Defense - continued
The Boeing Co.	699,889	$ 73,558
United Technologies Corp.	447,782	47,272
		159,523
Air Freight & Logistics - 1.5%
C.H. Robinson Worldwide, Inc.	503,673	30,029
United Parcel Service, Inc. Class B	913,404	79,283
		109,312
Building Products - 0.0%
Fagerhult AB	16,600	453
Commercial Services & Supplies - 0.3%
ADT Corp.	154,411	6,189
KAR Auction Services, Inc.	300,200	7,637
Ritchie Brothers Auctioneers, Inc.	281,140	5,420
		19,246
Electrical Equipment - 0.5%
Hubbell, Inc. Class B	289,039	31,028
Zumtobel AG	125,161	1,537
		32,565
Industrial Conglomerates - 3.0%
General Electric Co.	8,515,998	207,535
Siemens AG sponsored ADR	36,300	4,010
		211,545
Machinery - 1.0%
Douglas Dynamics, Inc.	941,855	13,534
Ingersoll-Rand PLC	417,067	25,462
ITT Corp.	267,895	8,369
Pfeiffer Vacuum Technology AG	29,554	3,218
Stanley Black & Decker, Inc.	274,344	23,215
		73,798
Marine - 0.0%
Irish Continental Group PLC unit	22,093	676
Professional Services - 0.5%
Acacia Research Corp.	358,122	8,172
Amadeus Fire AG	49,393	2,989
Bureau Veritas SA	218,596	6,488
Dun & Bradstreet Corp.	80,314	8,323
Michael Page International PLC	1,131,563	7,686
		33,658
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Road & Rail - 1.4%
CSX Corp.	2,276,271	$ 56,474
J.B. Hunt Transport Services, Inc.	230,830	17,296
Norfolk Southern Corp.	344,099	25,174
		98,944
Trading Companies & Distributors - 0.7%
Beijer (G&L) AG Series B	43,211	696
Brenntag AG	12,900	2,119
MSC Industrial Direct Co., Inc. Class A	255,220	20,660
W.W. Grainger, Inc.	88,072	23,087
Watsco, Inc.	36,459	3,403
		49,965
TOTAL INDUSTRIALS		789,685
INFORMATION TECHNOLOGY - 16.9%
Communications Equipment - 2.4%
Cisco Systems, Inc.	4,472,251	114,266
QUALCOMM, Inc.	890,446	57,478
		171,744
Computers & Peripherals - 3.5%
Apple, Inc.	515,289	233,168
EMC Corp.	587,020	15,351
		248,519
Internet Software & Services - 1.8%
Google, Inc. Class A (a)	142,489	126,473
IT Services - 5.4%
Accenture PLC Class A	138,445	10,219
Cognizant Technology Solutions Corp. Class A (a)	421,936	30,544
Fidelity National Information Services, Inc.	621,836	26,838
IBM Corp.	122,450	23,883
MasterCard, Inc. Class A	108,250	66,099
Paychex, Inc.	3,145,172	124,046
The Western Union Co.	2,150,880	38,630
Visa, Inc. Class A	336,974	59,648
		379,907
Semiconductors & Semiconductor Equipment - 1.2%
Altera Corp.	548,340	19,499
Analog Devices, Inc.	337,365	16,652
Applied Materials, Inc.	2,381,149	38,837
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Broadcom Corp. Class A	103,675	$ 2,858
Maxim Integrated Products, Inc.	232,000	6,635
		84,481
Software - 2.6%
Microsoft Corp.	5,146,302	163,807
Oracle Corp.	739,747	23,931
		187,738
TOTAL INFORMATION TECHNOLOGY		1,198,862
MATERIALS - 1.7%
Chemicals - 1.5%
Airgas, Inc.	183,883	18,979
E.I. du Pont de Nemours & Co.	389,240	22,455
FMC Corp.	157,061	10,391
Monsanto Co.	171,014	16,893
Potash Corp. of Saskatchewan, Inc.	111,400	3,232
RPM International, Inc.	83,400	2,939
Syngenta AG (Switzerland)	67,676	26,760
		101,649
Metals & Mining - 0.2%
Freeport-McMoRan Copper & Gold, Inc.	150,200	4,248
Grupo Mexico SA de CV Series B	1,353,500	4,170
Southern Copper Corp.	304,530	7,939
		16,357
TOTAL MATERIALS		118,006
TELECOMMUNICATION SERVICES - 2.1%
Diversified Telecommunication Services - 1.3%
CenturyLink, Inc.	221,194	7,930
Verizon Communications, Inc.	1,745,415	86,363
		94,293
Wireless Telecommunication Services - 0.8%
Vodafone Group PLC sponsored ADR	1,794,442	53,744
TOTAL TELECOMMUNICATION SERVICES		148,037
Common Stocks - continued
	Shares	Value (000s)
UTILITIES - 1.1%
Electric Utilities - 0.7%
Ceske Energeticke Zavody A/S	29,900	$ 711
Duke Energy Corp.	95,279	6,765
EDF SA	198,000	5,809
FirstEnergy Corp.	269,914	10,276
Hawaiian Electric Industries, Inc.	349,665	9,322
ITC Holdings Corp.	73,709	6,764
Northeast Utilities	107,072	4,755
PPL Corp.	242,053	7,690
		52,092
Multi-Utilities - 0.4%
E.ON AG	98,728	1,675
National Grid PLC	109,854	1,313
PG&E Corp.	154,385	7,085
Sempra Energy	160,709	14,083
		24,156
TOTAL UTILITIES		76,248
TOTAL COMMON STOCKS (Cost $5,578,320)		6,993,447
Convertible Preferred Stocks - 1.0%

ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Apache Corp. 6.00%	85,000	3,885
FINANCIALS - 0.1%
Real Estate Investment Trusts - 0.1%
Weyerhaeuser Co. Series A, 6.375% (a)	136,200	7,078
HEALTH CARE - 0.8%
Health Care Equipment & Supplies - 0.8%
Alere, Inc. 3.00%	196,925	54,550
INDUSTRIALS - 0.1%
Aerospace & Defense - 0.1%
United Technologies Corp. 7.50%	110,600	7,093
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $64,477)		72,606
Convertible Bonds - 0.1%
	Principal Amount (000s)	Value (000s)
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Amyris, Inc. 3% 2/27/17	$ 5,615	$ 3,963
Peabody Energy Corp. 4.75% 12/15/66	390	293
		4,256
HEALTH CARE - 0.0%
Health Care Equipment & Supplies - 0.0%
Volcano Corp. 1.75% 12/1/17	3,640	3,440
TOTAL CONVERTIBLE BONDS (Cost $9,324)		7,696
Money Market Funds - 0.1%
	Shares
Fidelity Cash Central Fund, 0.11% (b)	4,724,889	4,725
Fidelity Securities Lending Cash Central Fund, 0.12% (b)(c)	1,104,000	1,104
TOTAL MONEY MARKET FUNDS (Cost $5,829)		5,829
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $5,657,950)		7,079,578
NET OTHER ASSETS (LIABILITIES) - 0.0%		(3,516)
NET ASSETS - 100%		$ 7,076,062
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $5,236,000 or 0.1% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Beazer Pre-Owned Rental Homes, Inc.	5/3/12 - 10/23/12	$ 5,088
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 25
Fidelity Securities Lending Cash Central Fund	476
Total	$ 501
Other Information

The following is a summary of the inputs used, as of July 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 726,871	$ 726,871	$ -	$ -
Consumer Staples	763,692	763,692	-	-
Energy	839,953	778,862	61,091	-
Financials	1,441,288	1,398,515	37,537	5,236
Health Care	956,318	923,840	32,478	-
Industrials	796,778	796,778	-	-
Information Technology	1,198,862	1,198,862	-	-
Materials	118,006	91,246	26,760	-
Telecommunication Services	148,037	148,037	-	-
Utilities	76,248	74,935	1,313	-
Corporate Bonds	7,696	-	7,696	-
Money Market Funds	5,829	5,829	-	-
Total Investments in Securities:	$ 7,079,578	$ 6,907,467	$ 166,875	$ 5,236
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows. (Unaudited)
United States of America	88.5%
United Kingdom	5.3%
Canada	1.7%
Switzerland	1.1%
France	1.1%
Others (Individually Less Than 1%)	2.3%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	July 31, 2013

Assets
Investment in securities, at value (including securities loaned of $1,096) - See accompanying schedule: Unaffiliated issuers (cost $5,652,121)	$ 7,073,749
Fidelity Central Funds (cost $5,829)	5,829
Total Investments (cost $5,657,950)		$ 7,079,578
Receivable for investments sold		29,162
Receivable for fund shares sold		3,473
Dividends receivable		8,925
Interest receivable		85
Distributions receivable from Fidelity Central Funds		3
Other receivables		696
Total assets		7,121,922

Liabilities
Payable for investments purchased	$ 35,666
Payable for fund shares redeemed	4,638
Accrued management fee	2,644
Other affiliated payables	1,055
Other payables and accrued expenses	753
Collateral on securities loaned, at value	1,104
Total liabilities		45,860

Net Assets		$ 7,076,062
Net Assets consist of:
Paid in capital		$ 9,921,182
Undistributed net investment income		4,966
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(4,271,715)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,421,629
Net Assets		$ 7,076,062

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	July 31, 2013

Growth and Income: Net Asset Value, offering price and redemption price per share ($6,059,874 ÷ 236,205 shares)	$ 25.66

Class K: Net Asset Value, offering price and redemption price per share ($1,016,188 ÷ 39,633 shares)	$ 25.64

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended July 31, 2013

Investment Income
Dividends		$ 166,067
Interest		895
Income from Fidelity Central Funds		501
Total income		167,463

Expenses
Management fee	$ 28,101
Transfer agent fees	10,906
Accounting and security lending fees	1,135
Custodian fees and expenses	181
Independent trustees' compensation	41
Appreciation in deferred trustee compensation account	1
Registration fees	114
Audit	91
Legal	33
Interest	2
Miscellaneous	54
Total expenses before reductions	40,659
Expense reductions	(678)	39,981
Net investment income (loss)		127,482
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	486,483
Foreign currency transactions	127
Total net realized gain (loss)		486,610
Change in net unrealized appreciation (depreciation) on: Investment securities	1,017,935
Assets and liabilities in foreign currencies	4
Total change in net unrealized appreciation (depreciation)		1,017,939
Net gain (loss)		1,504,549
Net increase (decrease) in net assets resulting from operations		$ 1,632,031

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2013	Year ended July 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 127,482	$ 102,946
Net realized gain (loss)	486,610	104,201
Change in net unrealized appreciation (depreciation)	1,017,939	318,127
Net increase (decrease) in net assets resulting from operations	1,632,031	525,274
Distributions to shareholders from net investment income	(120,664)	(98,353)
Distributions to shareholders from net realized gain	(7,383)	(2,799)
Total distributions	(128,047)	(101,152)
Share transactions - net increase (decrease)	(42,531)	(265,023)
Total increase (decrease) in net assets	1,461,453	159,099

Net Assets
Beginning of period	5,614,609	5,455,510
End of period (including undistributed net investment income of $4,966 and undistributed net investment income of $5,432, respectively)	$ 7,076,062	$ 5,614,609

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Growth and Income

Years ended July 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 20.13	$ 18.58	$ 15.75	$ 14.38	$ 21.88
Income from Investment Operations
Net investment income (loss) B	.46	.36	.20	.10	.15
Net realized and unrealized gain (loss)	5.54	1.55	2.82	1.37	(7.43)
Total from investment operations	6.00	1.91	3.02	1.47	(7.28)
Distributions from net investment income	(.44)	(.35)	(.19)	(.10)	(.19)
Distributions from net realized gain	(.03)	(.01)	-	(.01)	(.03)
Total distributions	(.47)	(.36)	(.19)	(.10) F	(.22)
Net asset value, end of period	$ 25.66	$ 20.13	$ 18.58	$ 15.75	$ 14.38
Total Return A	30.15%	10.45%	19.16%	10.25%	(33.32)%
Ratios to Average Net Assets C, E
Expenses before reductions	.68%	.71%	.72%	.75%	.78%
Expenses net of fee waivers, if any	.68%	.71%	.72%	.75%	.78%
Expenses net of all reductions	.67%	.71%	.71%	.74%	.78%
Net investment income (loss)	2.04%	1.95%	1.09%	.63%	1.07%
Supplemental Data
Net assets, end of period (in millions)	$ 6,060	$ 4,863	$ 5,052	$ 5,417	$ 5,993
Portfolio turnover rate D	49%	62%	129%	98%	122%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Total distributions of $.10 per share is comprised of distributions from net investment income of $.095 and distributions from net realized gain of $.008 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended July 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 20.12	$ 18.57	$ 15.74	$ 14.38	$ 21.88
Income from Investment Operations
Net investment income (loss) B	.50	.40	.23	.13	.16
Net realized and unrealized gain (loss)	5.52	1.54	2.82	1.37	(7.40)
Total from investment operations	6.02	1.94	3.05	1.50	(7.24)
Distributions from net investment income	(.47)	(.38)	(.22)	(.13)	(.23)
Distributions from net realized gain	(.03)	(.01)	-	(.01)	(.03)
Total distributions	(.50)	(.39)	(.22)	(.14) F	(.26)
Net asset value, end of period	$ 25.64	$ 20.12	$ 18.57	$ 15.74	$ 14.38
Total Return A	30.28%	10.66%	19.40%	10.41%	(33.12)%
Ratios to Average Net Assets C, E
Expenses before reductions	.53%	.54%	.54%	.54%	.56%
Expenses net of fee waivers, if any	.53%	.54%	.54%	.54%	.56%
Expenses net of all reductions	.52%	.54%	.53%	.53%	.55%
Net investment income (loss)	2.19%	2.13%	1.27%	.84%	1.29%
Supplemental Data
Net assets, end of period (in millions)	$ 1,016	$ 752	$ 403	$ 292	$ 349
Portfolio turnover rate D	49%	62%	129%	98%	122%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Total distributions of $.14 per share is comprised of distributions from net investment income of $.129 and distributions from net realized gain of $.008 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2013

(Amounts in thousands except percentages)

1. Organization.

Fidelity Growth & Income Portfolio (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Growth & Income and Class K, each of which, has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and these securities are generally categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For corporate bonds, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2013 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of July 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount, partnerships, equity-debt classifications, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 1,452,215
Gross unrealized depreciation	(52,037)
Net unrealized appreciation (depreciation) on securities and other investments	$ 1,400,178

Tax Cost	$ 5,679,400

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 9,160
Capital loss carryforward	$ (4,250,317)
Net unrealized appreciation (depreciation)	$ 1,400,180

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$ (1,081,976)
2018	(3,168,341)
Total capital loss carryforward	$ (4,250,317)

The tax character of distributions paid was as follows:

	July 31, 2013	July 31, 2012
Ordinary Income	$ 128,047	$ 101,152

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $3,006,067 and $2,972,293, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .46% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Growth

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5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

& Income. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Growth and Income	$ 10,471.20
Class K	435.05
	$ 10,906

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $110 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 7,764.39%		$ 2

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which

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Notes to Financial Statements - continued

(Amounts in thousands except percentages)

6. Committed Line of Credit - continued

amounted to $14 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $476, including $9 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom FMR places trades on behalf of the Fund include an amount in addition to trade execution, which is rebated back to the Fund to offset certain expenses. This amount totaled $666 for the period. Through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by three hundred sixty-six dollars.

In addition, FMR reimbursed a portion of the Fund's operating expenses during the period in the amount of $12.

Annual Report

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2013	2012
From net investment income
Growth and Income	$ 102,417	$ 87,366
Class K	18,247	10,987
Total	$ 120,664	$ 98,353
From net realized gain
Growth and Income	$ 6,339	$ 2,563
Class K	1,044	236
Total	$ 7,383	$ 2,799

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2013	2012	2013	2012
Growth and Income
Shares sold	29,843	21,066	$ 688,591	$ 402,515
Reinvestment of distributions	4,672	4,651	104,347	86,309
Shares redeemed	(39,833)	(56,062)	(885,644)	(1,053,524)
Net increase (decrease)	(5,318)	(30,345)	$ (92,706)	$ (564,700)
Class K
Shares sold	11,165	20,227	$ 248,185	$ 386,187
Reinvestment of distributions	863	596	19,291	11,223
Shares redeemed	(9,761)	(5,182)	(217,301)	(97,733)
Net increase (decrease)	2,267	15,641	$ 50,175	$ 299,677

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Growth & Income Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Growth & Income Portfolio (a fund of Fidelity Securities Fund) at July 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Growth & Income Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 11, 2013

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Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 166 Fidelity funds. Mr. Curvey oversees 387 Fidelity funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 230 Fidelity funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person of the trust and the fund (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

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Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)

Year of Election or Appointment: 2011

Mr. O'Hanley serves as a Trustee and Chairman of the Board of Trustees of other Fidelity funds (2013-present), and is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

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Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present) and serves as a Trustee of other Fidelity funds (2013-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present) and serves as a Trustee of other Fidelity funds (2013-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2008-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (1965)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Vice President of other Fidelity funds (2013-present), Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as Vice President of other Fidelity funds (2009-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (1968)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Assistant Secretary of other Fidelity funds (2009-present), Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (1958)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (1968)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon also serves as Chief Compliance Officer of other Fidelity funds (2012-present). Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present), Deputy Treasurer (2008-present), and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (1971)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Deputy Treasurer of other Fidelity funds (2012-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as Assistant Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2012-2013), an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer of Fidelity's Equity and High Income Funds. Ms. Smith also serves as Deputy Treasurer of other Fidelity funds (2013-present) and is an employee of Fidelity Investments (2009-present). Previously, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as President and Treasurer (2013-present) and Assistant Treasurer (2010-present) of other Fidelity funds, Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2013-present), and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Deputy Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2008-2013), Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Gary W. Ryan (1958)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Class K designates 100%, 89%, 88%, 100% and 100% of the dividends distributed in September, October, December, April, July, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class K designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Growth & Income Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is a part of the Fidelity family of funds.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

Annual Report

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box) and 75th percentile (bottom of box) of the peer universe.

Fidelity Growth & Income Portfolio

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 15% means that 85% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Fidelity Growth & Income Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2012.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its July 2013 meeting, the Board voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate" effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Japan) Inc.

Fidelity Management & Research
(Hong Kong) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Northern Trust Company

Chicago, IL

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

GAI-K-UANN-0913
1.863229.104

Fidelity®

Leveraged Company Stock

Fund

Annual Report

July 31, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the last six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2013	Past 1 year	Past 5 years	Past 10 years
Fidelity® Leveraged Company Stock Fund	40.31%	5.77%	12.99%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Leveraged Company Stock Fund, a class of the fund, on July 31, 2003. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: The bull run in U.S. stocks comfortably settled into a fifth year, as major equity benchmarks ripped through records during the 12 months ending July 31, 2013. Gains were fueled by a generally improving global economy and accommodative monetary policies worldwide. The tone was positive for most of the year, based largely on stronger U.S. economic data, including employment, housing and consumer sentiment. Setting a series of new highs along the way, the broad-based S&P 500® Index rose an impressive 25.00% for the 12 months, while the blue-chip-laden Dow Jones Industrial AverageSM also moved into record territory en route to a 22.36% gain. The growth-oriented Nasdaq Composite Index® had a similarly strong run, advancing 25.15%. During the year, markets were resilient amid intermittent volatility over debt woes in Europe, the 2012 U.S. presidential election and year-end Congressional gridlock over the federal budget. In mid-to-late June, concern arose about the U.S. Federal Reserve possibly tapering its sustaining bond-buying strategy - which prompted a brief, but steep, market sell-off. However, investors' continued quest for yield and the Fed's pledge to keep buying bonds until the economy showed significant improvement overpowered the uncertainty and helped equities climb notably higher in July to close the period on a strong note.

Comments from Thomas Soviero, Portfolio Manager of Fidelity® Leveraged Company Stock Fund: For the year, the fund's Retail Class shares returned 40.31%, significantly outperforming the S&P 500®. I concentrate the fund in what I consider to be my best ideas. I made the fund more U.S.-centric, adding to consumer discretionary names such as major automotive manufacturers Ford Motor and General Motors. I also sought to take advantage of the recent manufacturing renaissance in the U.S. The fund's largest holding and top contributor to relative performance was chemicals manufacturer LyondellBasell Industries. Other decisions that helped included largely avoiding consumer electronics giant and underperforming index component Apple - which was not held by the fund at period end - and overweighting outperforming video game retailer GameStop. During the period, the fund's performance relative to the index was curtailed the most by its roughly 13% cash weighting, which I held as I waited for new opportunities, but was a negative in a strong market. An underweighting in financials also detracted. At the individual issuer level, global independent power producer AES, with headquarters in Virginia, underperformed and detracted, as did an out-of-benchmark position in South Africa-based AngloGold Ashanti.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2013 to July 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio B	Beginning Account Value February 1, 2013	Ending Account Value July 31, 2013	Expenses Paid During Period* February 1, 2013 to July 31, 2013
Leveraged Company Stock	.81%
Actual		$ 1,000.00	$ 1,145.50	$ 4.31
Hypothetical A		$ 1,000.00	$ 1,020.78	$ 4.06
Class K	.68%
Actual		$ 1,000.00	$ 1,146.20	$ 3.62
Hypothetical A		$ 1,000.00	$ 1,021.42	$ 3.41

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
LyondellBasell Industries NV Class A	7.4	8.1
Service Corp. International	4.6	4.1
Comcast Corp. Class A	3.6	2.7
General Motors Co.	3.1	2.8
Ford Motor Co.	3.0	1.9
GameStop Corp. Class A	2.6	1.6
Tenet Healthcare Corp.	2.3	2.2
Bank of America Corp.	2.2	0.0
Boston Scientific Corp.	2.1	0.8
The AES Corp.	1.8	3.0
	32.7
Top Five Market Sectors as of July 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	25.9	22.6
Materials	11.5	12.4
Industrials	10.7	10.4
Health Care	10.1	7.7
Financials	9.5	6.5
Asset Allocation (% of fund's net assets)
As of July 31, 2013*		As of January 31, 2013**
	Stocks 88.4%		Stocks 83.2%
	Bonds 0.3%		Bonds 0.9%
	Convertible Securities 0.1%		Convertible Securities 0.1%
	Other Investments 0.1%		Other Investments 0.3%
	Short-Term Investments and Net Other Assets (Liabilities) 11.1%		Short-Term Investments and Net Other Assets (Liabilities) 15.5%
* Foreign investments	13.2%	** Foreign investments	12.6%

Annual Report

Investments July 31, 2013

Showing Percentage of Net Assets

Common Stocks - 88.1%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 25.6%
Auto Components - 1.9%
Delphi Automotive PLC	592,300	$ 31,818
Exide Technologies (a)	3,930,293	511
Tenneco, Inc. (a)	825,300	39,887
TRW Automotive Holdings Corp. (a)	396,200	29,045
		101,261
Automobiles - 6.8%
Ford Motor Co.	9,413,433	158,899
General Motors Co. (a)	4,578,649	164,236
General Motors Co.:
warrants 7/10/16 (a)	445,805	11,716
warrants 7/10/19 (a)	445,805	8,305
Motors Liquidation Co. GUC Trust (a)	123,112	4,020
Toyota Motor Corp. sponsored ADR	89,500	10,910
		358,086
Diversified Consumer Services - 4.6%
Service Corp. International (f)	12,885,925	244,446
Hotels, Restaurants & Leisure - 0.3%
Penn National Gaming, Inc. (a)	360,340	18,013
Station Holdco LLC unit (h)(i)	146,846	9
		18,022
Household Durables - 2.0%
Hovnanian Enterprises, Inc. Class A (a)(e)	1,419,000	7,592
Lennar Corp. Class A (e)	983,400	33,308
Newell Rubbermaid, Inc.	2,341,747	63,274
		104,174
Leisure Equipment & Products - 0.2%
Callaway Golf Co.	1,630,035	11,704
Media - 6.2%
Cinemark Holdings, Inc.	2,601,645	75,760
Comcast Corp. Class A	4,239,634	191,123
Gray Television, Inc. (a)(f)	3,766,164	29,414
Nexstar Broadcasting Group, Inc. Class A	886,098	31,935
		328,232
Multiline Retail - 0.5%
Target Corp.	338,600	24,125
Specialty Retail - 3.1%
Asbury Automotive Group, Inc. (a)	385,122	18,809
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
GameStop Corp. Class A (e)	2,755,507	$ 135,185
Sally Beauty Holdings, Inc. (a)	300,000	9,153
		163,147
TOTAL CONSUMER DISCRETIONARY		1,353,197
CONSUMER STAPLES - 2.3%
Food Products - 2.0%
ConAgra Foods, Inc.	541,700	19,615
Darling International, Inc. (a)	3,476,642	70,576
Smithfield Foods, Inc. (a)	559,606	18,579
		108,770
Personal Products - 0.3%
Revlon, Inc. (a)	553,261	13,881
TOTAL CONSUMER STAPLES		122,651
ENERGY - 9.5%
Energy Equipment & Services - 2.8%
Ensco PLC Class A	110,000	6,307
Halliburton Co.	1,126,593	50,911
Noble Corp.	987,610	37,727
Oil States International, Inc. (a)	270,466	26,297
Schlumberger Ltd.	109,400	8,898
Transocean Ltd. (United States)	381,900	18,010
		148,150
Oil, Gas & Consumable Fuels - 6.7%
Alpha Natural Resources, Inc. (a)	6,794,948	36,965
Continental Resources, Inc. (a)	534,087	49,296
Forest Oil Corp. (a)(e)	1,205,652	6,173
Hess Corp.	835,910	62,242
HollyFrontier Corp.	1,682,927	76,657
Kodiak Oil & Gas Corp. (a)	2,019,747	19,612
Peabody Energy Corp.	822,825	13,626
Range Resources Corp.	247,200	19,554
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Valero Energy Corp.	1,328,266	$ 47,512
Western Refining, Inc. (e)	685,914	20,667
		352,304
TOTAL ENERGY		500,454
FINANCIALS - 9.3%
Commercial Banks - 2.9%
CIT Group, Inc. (a)	229,310	11,491
Huntington Bancshares, Inc.	8,526,580	72,902
Regions Financial Corp.	3,284,894	32,882
SunTrust Banks, Inc.	1,019,600	35,472
		152,747
Consumer Finance - 0.9%
American Express Co.	679,548	50,130
Diversified Financial Services - 3.6%
Bank of America Corp.	7,748,999	113,135
Citigroup, Inc.	1,458,047	76,023
		189,158
Insurance - 1.1%
AFLAC, Inc.	641,700	39,580
Lincoln National Corp.	435,700	18,156
		57,736
Real Estate Investment Trusts - 0.6%
Host Hotels & Resorts, Inc.	1,016,122	18,148
Sabra Health Care REIT, Inc.	547,507	14,367
		32,515
Real Estate Management & Development - 0.1%
Realogy Holdings Corp.	156,900	7,054
Thrifts & Mortgage Finance - 0.1%
MGIC Investment Corp. (a)	441,300	3,372
TOTAL FINANCIALS		492,712
HEALTH CARE - 10.1%
Health Care Equipment & Supplies - 2.1%
Boston Scientific Corp. (a)	10,011,725	109,328
Health Care Providers & Services - 5.2%
Community Health Systems, Inc.	784,376	36,128
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Providers & Services - continued
DaVita, Inc. (a)	367,826	$ 42,819
HCA Holdings, Inc.	1,216,779	47,454
Tenet Healthcare Corp. (a)	2,660,744	118,802
Universal Health Services, Inc. Class B	385,505	26,966
		272,169
Pharmaceuticals - 2.8%
Johnson & Johnson	153,000	14,306
Merck & Co., Inc.	1,754,400	84,509
Sanofi SA sponsored ADR (e)	992,534	51,096
		149,911
TOTAL HEALTH CARE		531,408
INDUSTRIALS - 10.6%
Aerospace & Defense - 1.4%
Honeywell International, Inc.	478,776	39,729
Huntington Ingalls Industries, Inc.	258,160	16,052
Textron, Inc.	602,700	16,502
		72,283
Airlines - 2.4%
Delta Air Lines, Inc.	3,665,001	77,808
Southwest Airlines Co.	571,283	7,901
U.S. Airways Group, Inc. (a)	1,481,380	28,665
United Continental Holdings, Inc. (a)	370,700	12,919
		127,293
Building Products - 0.9%
Armstrong World Industries, Inc. (a)	693,300	34,720
Owens Corning (a)	294,219	11,619
Owens Corning warrants 10/31/13 (a)	406,600	407
		46,746
Commercial Services & Supplies - 1.0%
Deluxe Corp.	1,037,373	42,543
Tyco International Ltd.	328,233	11,426
		53,969
Electrical Equipment - 1.9%
Belden, Inc.	777,664	45,579
Emerson Electric Co.	163,500	10,034
Generac Holdings, Inc.	490,557	21,266
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Electrical Equipment - continued
General Cable Corp.	437,132	$ 13,778
Polypore International, Inc. (a)(e)	217,800	9,145
		99,802
Industrial Conglomerates - 0.7%
Carlisle Companies, Inc.	109,910	7,445
General Electric Co.	1,103,883	26,902
		34,347
Machinery - 1.6%
Harsco Corp.	890,712	22,945
Ingersoll-Rand PLC	739,500	45,146
Pentair Ltd.	78,757	4,810
Timken Co.	228,734	13,363
		86,264
Marine - 0.2%
Navios Maritime Holdings, Inc.	2,162,794	12,090
Road & Rail - 0.4%
Hertz Global Holdings, Inc. (a)	707,700	18,124
Trading Companies & Distributors - 0.1%
Edgen Group, Inc. Class A (a)	841,256	6,604
TOTAL INDUSTRIALS		557,522
INFORMATION TECHNOLOGY - 5.6%
Communications Equipment - 1.1%
Cisco Systems, Inc.	2,383,049	60,887
Computers & Peripherals - 0.4%
NCR Corp. (a)	569,631	20,507
Electronic Equipment & Components - 0.8%
Avnet, Inc. (a)	594,313	22,388
Corning, Inc.	726,800	11,040
Viasystems Group, Inc. (a)	540,460	8,026
		41,454
Internet Software & Services - 0.2%
VeriSign, Inc. (a)	194,300	9,295
Semiconductors & Semiconductor Equipment - 2.5%
Advanced Micro Devices, Inc. (a)(e)	1,704,692	6,427
Fairchild Semiconductor International, Inc. (a)	1,122,274	14,163
Freescale Semiconductor Holdings I Ltd. (a)(e)	1,235,600	19,399
Intersil Corp. Class A	1,460,387	14,911
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Micron Technology, Inc. (a)	2,293,545	$ 30,389
ON Semiconductor Corp. (a)	5,502,368	45,340
		130,629
Software - 0.6%
Citrix Systems, Inc. (a)	230,899	16,629
Microsoft Corp.	108,800	3,463
Nuance Communications, Inc. (a)	573,666	10,762
		30,854
TOTAL INFORMATION TECHNOLOGY		293,626
MATERIALS - 11.5%
Chemicals - 8.9%
H.B. Fuller Co.	461,829	18,542
LyondellBasell Industries NV Class A	5,651,852	388,336
OMNOVA Solutions, Inc. (a)(f)	3,114,962	25,107
Phosphate Holdings, Inc. (a)	307,500	308
The Dow Chemical Co.	373,388	13,084
W.R. Grace & Co. (a)	317,904	24,421
		469,798
Containers & Packaging - 2.2%
Rock-Tenn Co. Class A	814,923	93,186
Sealed Air Corp.	821,949	22,390
		115,576
Metals & Mining - 0.1%
AngloGold Ashanti Ltd. sponsored ADR	526,100	6,929
Ormet Corp. (a)	330,000	3
Ormet Corp. (a)(i)	1,075,000	10
		6,942
Paper & Forest Products - 0.3%
Neenah Paper, Inc.	418,300	16,552
TOTAL MATERIALS		608,868
TELECOMMUNICATION SERVICES - 0.5%
Diversified Telecommunication Services - 0.5%
Intelsat SA	1,144,700	24,542
Common Stocks - continued
	Shares	Value (000s)
UTILITIES - 3.1%
Electric Utilities - 0.3%
FirstEnergy Corp.	421,304	$ 16,039
Independent Power Producers & Energy Traders - 2.8%
Calpine Corp. (a)	2,616,200	52,350
The AES Corp.	7,894,007	98,201
		150,551
TOTAL UTILITIES		166,590
TOTAL COMMON STOCKS (Cost $3,235,776)		4,651,570
Nonconvertible Preferred Stocks - 0.3%

CONSUMER STAPLES - 0.1%
Personal Products - 0.1%
Revlon, Inc. Series A 12.75%	639,576	3,454
FINANCIALS - 0.2%
Diversified Financial Services - 0.2%
GMAC Capital Trust I Series 2, 8.125%	439,013	11,656
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $19,207)		15,110
Corporate Bonds - 0.4%
	Principal Amount (000s)
Convertible Bonds - 0.1%
INDUSTRIALS - 0.1%
Marine - 0.1%
Genco Shipping & Trading Ltd. 5% 8/15/15	$ 12,440	3,351
Nonconvertible Bonds - 0.3%
CONSUMER DISCRETIONARY - 0.3%
Automobiles - 0.0%
General Motors Corp.:
6.75% 5/1/28 (d)	3,075	0
7.125% 7/15/49 (d)	8,320	0
7.2% 1/15/11 (d)	22,980	0
8.25% 7/15/23 (d)	25,035	0
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Automobiles - continued
General Motors Corp.: - continued
8.375% 7/15/33 (d)	$ 50,210	$ 0
8.8% 3/1/21 (d)	10,765	0
Multiline Retail - 0.3%
The Bon-Ton Department Stores, Inc. 10.625% 7/15/17	16,919	16,898
TOTAL CORPORATE BONDS (Cost $21,338)		20,249
Floating Rate Loans - 0.1%

UTILITIES - 0.1%
Electric Utilities - 0.1%
Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric Holdings Finance, Inc. Tranche B, term loan 4.7212% 10/10/17 (g) (Cost $4,873)	5,458	3,827
Money Market Funds - 15.1%
	Shares
Fidelity Cash Central Fund, 0.11% (b)	627,652,352	627,652
Fidelity Securities Lending Cash Central Fund, 0.12% (b)(c)	171,038,475	171,038
TOTAL MONEY MARKET FUNDS (Cost $798,690)		798,690
TOTAL INVESTMENT PORTFOLIO - 104.0% (Cost $4,079,884)		5,489,446
NET OTHER ASSETS (LIABILITIES) - (4.0)%		(210,002)
NET ASSETS - 100%		$ 5,279,444
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Non-income producing - Security is in default.
(e) Security or a portion of the security is on loan at period end.
(f) Affiliated company
(g) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(h) Investment is owned by an entity that is treated as a corporation for U.S. tax purposes and is owned by the Fund.

(i) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $19,000 or 0.0% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Ormet Corp.	2/27/07 - 4/4/07	$ 20,556
Station Holdco LLC unit	10/28/08 - 12/1/08	$ 5,990
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 876
Fidelity Securities Lending Cash Central Fund	2,121
Total	$ 2,997
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Exide Technologies	$ 11,516	$ -	$ -	$ -	$ -
Gray Television, Inc.	6,327	-	-	-	29,414
OMNOVA Solutions, Inc.	22,677	-	-	-	25,107
Service Corp. International	176,344	-	11,722	3,250	244,446
Total	$ 216,864	$ -	$ 11,722	$ 3,250	$ 298,967
Other Information

The following is a summary of the inputs used, as of July 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 1,353,197	$ 1,353,188	$ -	$ 9
Consumer Staples	126,105	126,105	-	-
Energy	500,454	500,454	-	-
Financials	504,368	504,368	-	-
Health Care	531,408	531,408	-	-
Industrials	557,522	557,522	-	-
Information Technology	293,626	293,626	-	-
Materials	608,868	608,868	-	-
Telecommunication Services	24,542	24,542	-	-
Utilities	166,590	166,590	-	-
Corporate Bonds	20,249	-	20,249	-
Floating Rate Loans	3,827	-	3,827	-
Money Market Funds	798,690	798,690	-	-
Total Investments in Securities:	$ 5,489,446	$ 5,465,361	$ 24,076	$ 9
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows. (Unaudited)
United States of America	86.8%
Netherlands	7.4%
Switzerland	1.2%
Others (Individually Less Than 1%)	4.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	July 31, 2013

Assets
Investment in securities, at value (including securities loaned of $172,773) - See accompanying schedule: Unaffiliated issuers (cost $3,129,506)	$ 4,391,789
Fidelity Central Funds (cost $798,690)	798,690
Other affiliated issuers (cost $151,688)	298,967
Total Investments (cost $4,079,884)		$ 5,489,446
Receivable for fund shares sold		4,126
Dividends receivable		2,026
Interest receivable		997
Distributions receivable from Fidelity Central Funds		98
Other receivables		473
Total assets		5,497,166

Liabilities
Payable for fund shares redeemed	$ 43,076
Accrued management fee	2,634
Other affiliated payables	731
Other payables and accrued expenses	243
Collateral on securities loaned, at value	171,038
Total liabilities		217,722

Net Assets		$ 5,279,444
Net Assets consist of:
Paid in capital		$ 4,089,583
Undistributed net investment income		22,624
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(242,325)
Net unrealized appreciation (depreciation) on investments		1,409,562
Net Assets		$ 5,279,444

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	July 31, 2013

Leveraged Company Stock: Net Asset Value, offering price and redemption price per share ($4,226,674 ÷ 107,175 shares)	$ 39.44

Class K: Net Asset Value, offering price and redemption price per share ($1,052,770 ÷ 26,639 shares)	$ 39.52

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended July 31, 2013

Investment Income
Dividends (including $3,250 earned from other affiliated issuers)		$ 71,294
Special dividends		9,900
Interest		8,077
Income from Fidelity Central Funds		2,997
Total income		92,268

Expenses
Management fee	$ 26,976
Transfer agent fees	7,093
Accounting and security lending fees	1,075
Custodian fees and expenses	43
Independent trustees' compensation	27
Registration fees	125
Audit	64
Legal	16
Miscellaneous	36
Total expenses before reductions	35,455
Expense reductions	(194)	35,261
Net investment income (loss)		57,007
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	330,604
Other affiliated issuers	5,632
Foreign currency transactions	3
Total net realized gain (loss)		336,239
Change in net unrealized appreciation (depreciation) on investment securities		1,098,022
Net gain (loss)		1,434,261
Net increase (decrease) in net assets resulting from operations		$ 1,491,268

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2013	Year ended July 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 57,007	$ 22,919
Net realized gain (loss)	336,239	163,015
Change in net unrealized appreciation (depreciation)	1,098,022	(307,255)
Net increase (decrease) in net assets resulting from operations	1,491,268	(121,321)
Distributions to shareholders from net investment income	(15,789)	(41,206)
Share transactions - net increase (decrease)	194,361	(714,976)
Redemption fees	538	410
Total increase (decrease) in net assets	1,670,378	(877,093)

Net Assets
Beginning of period	3,609,066	4,486,159
End of period (including undistributed net investment income of $22,624 and distributions in excess of net investment income of $18,505, respectively)	$ 5,279,444	$ 3,609,066

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Leveraged Company Stock

Years ended July 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 28.22	$ 28.85	$ 23.50	$ 19.55	$ 31.09
Income from Investment Operations
Net investment income (loss) B	.42 F	.16	- H	.07	.21
Net realized and unrealized gain (loss)	10.92	(.50)	5.46	3.99	(11.37)
Total from investment operations	11.34	(.34)	5.46	4.06	(11.16)
Distributions from net investment income	(.12)	(.29)	(.11)	(.11)	(.14)
Distributions from net realized gain	-	-	-	-	(.25)
Total distributions	(.12)	(.29)	(.11)	(.11)	(.39)
Redemption fees added to paid in capital B	- H	- H	- H	- H	.01
Net asset value, end of period	$ 39.44	$ 28.22	$ 28.85	$ 23.50	$ 19.55
Total Return A	40.31%	(1.05)%	23.27%	20.84%	(35.99)%
Ratios to Average Net Assets C, G
Expenses before reductions	.82%	.86%	.85%	.88%	.92%
Expenses net of fee waivers, if any	.82%	.86%	.85%	.88%	.92%
Expenses net of all reductions	.82%	.85%	.84%	.88%	.92%
Net investment income (loss)	1.25% F	.60%	-% E	.29%	1.17%
Supplemental Data
Net assets, end of period (in millions)	$ 4,227	$ 3,009	$ 3,931	$ 3,983	$ 3,714
Portfolio turnover rate D	21%	29%	18%	21%	34%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Amount represents less than .01%.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.08 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.03%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended July 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 28.26	$ 28.86	$ 23.52	$ 19.56	$ 31.11
Income from Investment Operations
Net investment income (loss) B	.47 E	.20	.04	.11	.21
Net realized and unrealized gain (loss)	10.93	(.49)	5.45	4.00	(11.35)
Total from investment operations	11.40	(.29)	5.49	4.11	(11.14)
Distributions from net investment income	(.14)	(.31)	(.15)	(.15)	(.17)
Distributions from net realized gain	-	-	-	-	(.25)
Total distributions	(.14)	(.31)	(.15)	(.15)	(.42)
Redemption fees added to paid in capital B	- G	- G	- G	- G	.01
Net asset value, end of period	$ 39.52	$ 28.26	$ 28.86	$ 23.52	$ 19.56
Total Return A	40.47%	(.87)%	23.45%	21.09%	(35.86)%
Ratios to Average Net Assets C, F
Expenses before reductions	.69%	.69%	.69%	.70%	.71%
Expenses net of fee waivers, if any	.69%	.69%	.69%	.70%	.71%
Expenses net of all reductions	.68%	.69%	.69%	.69%	.71%
Net investment income (loss)	1.39% E	.76%	.16%	.47%	1.39%
Supplemental Data
Net assets, end of period (in millions)	$ 1,053	$ 600	$ 555	$ 410	$ 267
Portfolio turnover rate D	21%	29%	18%	21%	34%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.08 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.17%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2013

(Amounts in thousands except percentages)

1. Organization.

Fidelity Leveraged Company Stock Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Leveraged Company Stock and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When

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3. Significant Accounting Policies - continued

Investment Valuation - continued

current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and these securities are generally categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For corporate bonds and floating rate loans, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity

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Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Valuation - continued

and type as well as broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2013, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of

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3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of July 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

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Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount, equity debt classifications, capital loss carryforwards, losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 1,660,648
Gross unrealized depreciation	(249,320)
Net unrealized appreciation (depreciation) on securities and other investments	$ 1,411,328

Tax Cost	$ 4,078,118

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 21,058
Capital loss carryforward	$ (242,325)
Net unrealized appreciation (depreciation)	$ 1,411,328

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2018	$ (242,325)

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3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	July 31, 2013	July 31, 2012
Ordinary Income	$ 15,789	$ 41,206

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation, or may be made directly to a borrower. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these loans.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $825,467 and $903,237, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .35% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management

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Notes to Financial Statements - continued

(Amounts in thousands except percentages)

5. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

increase and increases as assets under management decrease. For the period, the total annual management fee rate was .61% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Leveraged Company Stock. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Leveraged Company Stock	$ 6,680.18
Class K	413.05
	$ 7,093

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $31 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $10 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $2,121, including $51 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom FMR places trades on behalf of the Fund include an amount in addition to trade execution, which is rebated back to the Fund to offset certain expenses. This amount totaled $182 for the period.

Through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by three hundred and forty nine dollars.

In addition, FMR reimbursed a portion of the Fund's operating expenses during the period in the amount of $12.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2013	2012
From net investment income
Leveraged Company Stock	$ 12,562	$ 35,167
Class K	3,227	6,039
Total	$ 15,789	$ 41,206

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Notes to Financial Statements - continued

(Amounts in thousands except percentages)

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2013	2012	2013	2012
Leveraged Company Stock
Shares sold	26,431	11,853	$ 888,852	$ 318,644
Reinvestment of distributions	378	1,333	11,889	33,481
Shares redeemed	(26,251)	(42,830)	(883,700)	(1,123,666)
Net increase (decrease)	558	(29,644)	$ 17,041	$ (771,541)
Class K
Shares sold	11,840	9,320	$ 395,282	$ 250,995
Reinvestment of distributions	102	240	3,227	6,039
Shares redeemed	(6,546)	(7,542)	(221,189)	(200,469)
Net increase (decrease)	5,396	2,018	$ 177,320	$ 56,565

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Leveraged Company Stock Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Leveraged Company Stock Fund (a fund of Fidelity Securities Fund) at July 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Leveraged Company Stock Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2013 by correspondence with the custodian, agent bank and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 17, 2013

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 166 Fidelity funds. Mr. Curvey oversees 387 Fidelity funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 230 Fidelity funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person of the trust and the fund (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

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Trustees and Officers - continued

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)

Year of Election or Appointment: 2011

Mr. O'Hanley serves as a Trustee and Chairman of the Board of Trustees of other Fidelity funds (2013-present), and is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010- present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present) and serves as a Trustee of other Fidelity funds (2013-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present) and serves as a Trustee of other Fidelity funds (2013-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2008-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (1965)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Vice President of other Fidelity funds (2013-present), Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as Vice President of other Fidelity funds (2009-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (1968)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Assistant Secretary of other Fidelity funds (2009-present), Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (1958)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (1968)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon also serves as Chief Compliance Officer of other Fidelity funds (2012-present). Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present), Deputy Treasurer (2008-present), and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (1971)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Deputy Treasurer of other Fidelity funds (2012-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as Assistant Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2012-2013), an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer of Fidelity's Equity and High Income Funds. Ms. Smith also serves as Deputy Treasurer of other Fidelity funds (2013-present) and is an employee of Fidelity Investments (2009-present). Previously, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as President and Treasurer (2013-present) and Assistant Treasurer (2010-present) of other Fidelity funds, Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2013-present), and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Deputy Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2008-2013), Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Gary W. Ryan (1958)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Leveraged Company Stock designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Leveraged Company Stock designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Leveraged Company Stock Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is a part of the Fidelity family of funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved.  In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following:  general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box) and 75th percentile (bottom of box) of the peer universe.

Annual Report

Fidelity Leveraged Company Stock Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 18% means that 82% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Leveraged Company Stock Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

The Board noted that the total expense ratio of each class ranked below its competitive median for 2012.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its July 2013 meeting, the Board voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate" effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Annual Report

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

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LSF-UANN-0913
1.789248.110

Fidelity®

Leveraged Company Stock

Fund -

Class K

Annual Report

July 31, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the last six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2013	Past 1 year	Past 5 years	Past 10 years
Class K A	40.47%	5.95%	13.10%

A The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Fidelity® Leveraged Company Stock Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Leveraged Company Stock Fund - Class K on July 31, 2003. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period. The initial offering of Class K took place on May 9, 2008. See above for additional information regarding the performance of Class K.

Annual Report

Management's Discussion of Fund Performance

Market Recap: The bull run in U.S. stocks comfortably settled into a fifth year, as major equity benchmarks ripped through records during the 12 months ending July 31, 2013. Gains were fueled by a generally improving global economy and accommodative monetary policies worldwide. The tone was positive for most of the year, based largely on stronger U.S. economic data, including employment, housing and consumer sentiment. Setting a series of new highs along the way, the broad-based S&P 500® Index rose an impressive 25.00% for the 12 months, while the blue-chip-laden Dow Jones Industrial AverageSM also moved into record territory en route to a 22.36% gain. The growth-oriented Nasdaq Composite Index® had a similarly strong run, advancing 25.15%. During the year, markets were resilient amid intermittent volatility over debt woes in Europe, the 2012 U.S. presidential election and year-end Congressional gridlock over the federal budget. In mid-to-late June, concern arose about the U.S. Federal Reserve possibly tapering its sustaining bond-buying strategy - which prompted a brief, but steep, market sell-off. However, investors' continued quest for yield and the Fed's pledge to keep buying bonds until the economy showed significant improvement overpowered the uncertainty and helped equities climb notably higher in July to close the period on a strong note.

Comments from Thomas Soviero, Portfolio Manager of Fidelity® Leveraged Company Stock Fund: For the year, the fund's Class K shares returned 40.47%, significantly outperforming the S&P 500®. I concentrate the fund in what I consider to be my best ideas. I made the fund more U.S.-centric, adding to consumer discretionary names such as major automotive manufacturers Ford Motor and General Motors. I also sought to take advantage of the recent manufacturing renaissance in the U.S. The fund's largest holding and top contributor to relative performance was chemicals manufacturer LyondellBasell Industries. Other decisions that helped included largely avoiding consumer electronics giant and underperforming index component Apple - which was not held by the fund at period end - and overweighting outperforming video game retailer GameStop. During the period, the fund's performance relative to the index was curtailed the most by its roughly 13% cash weighting, which I held as I waited for new opportunities, but was a negative in a strong market. An underweighting in financials also detracted. At the individual issuer level, global independent power producer AES, with headquarters in Virginia, underperformed and detracted, as did an out-of-benchmark position in South Africa-based AngloGold Ashanti.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2013 to July 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio B	Beginning Account Value February 1, 2013	Ending Account Value July 31, 2013	Expenses Paid During Period* February 1, 2013 to July 31, 2013
Leveraged Company Stock	.81%
Actual		$ 1,000.00	$ 1,145.50	$ 4.31
Hypothetical A		$ 1,000.00	$ 1,020.78	$ 4.06
Class K	.68%
Actual		$ 1,000.00	$ 1,146.20	$ 3.62
Hypothetical A		$ 1,000.00	$ 1,021.42	$ 3.41

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
LyondellBasell Industries NV Class A	7.4	8.1
Service Corp. International	4.6	4.1
Comcast Corp. Class A	3.6	2.7
General Motors Co.	3.1	2.8
Ford Motor Co.	3.0	1.9
GameStop Corp. Class A	2.6	1.6
Tenet Healthcare Corp.	2.3	2.2
Bank of America Corp.	2.2	0.0
Boston Scientific Corp.	2.1	0.8
The AES Corp.	1.8	3.0
	32.7
Top Five Market Sectors as of July 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	25.9	22.6
Materials	11.5	12.4
Industrials	10.7	10.4
Health Care	10.1	7.7
Financials	9.5	6.5
Asset Allocation (% of fund's net assets)
As of July 31, 2013*		As of January 31, 2013**
	Stocks 88.4%		Stocks 83.2%
	Bonds 0.3%		Bonds 0.9%
	Convertible Securities 0.1%		Convertible Securities 0.1%
	Other Investments 0.1%		Other Investments 0.3%
	Short-Term Investments and Net Other Assets (Liabilities) 11.1%		Short-Term Investments and Net Other Assets (Liabilities) 15.5%
* Foreign investments	13.2%	** Foreign investments	12.6%

Annual Report

Investments July 31, 2013

Showing Percentage of Net Assets

Common Stocks - 88.1%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 25.6%
Auto Components - 1.9%
Delphi Automotive PLC	592,300	$ 31,818
Exide Technologies (a)	3,930,293	511
Tenneco, Inc. (a)	825,300	39,887
TRW Automotive Holdings Corp. (a)	396,200	29,045
		101,261
Automobiles - 6.8%
Ford Motor Co.	9,413,433	158,899
General Motors Co. (a)	4,578,649	164,236
General Motors Co.:
warrants 7/10/16 (a)	445,805	11,716
warrants 7/10/19 (a)	445,805	8,305
Motors Liquidation Co. GUC Trust (a)	123,112	4,020
Toyota Motor Corp. sponsored ADR	89,500	10,910
		358,086
Diversified Consumer Services - 4.6%
Service Corp. International (f)	12,885,925	244,446
Hotels, Restaurants & Leisure - 0.3%
Penn National Gaming, Inc. (a)	360,340	18,013
Station Holdco LLC unit (h)(i)	146,846	9
		18,022
Household Durables - 2.0%
Hovnanian Enterprises, Inc. Class A (a)(e)	1,419,000	7,592
Lennar Corp. Class A (e)	983,400	33,308
Newell Rubbermaid, Inc.	2,341,747	63,274
		104,174
Leisure Equipment & Products - 0.2%
Callaway Golf Co.	1,630,035	11,704
Media - 6.2%
Cinemark Holdings, Inc.	2,601,645	75,760
Comcast Corp. Class A	4,239,634	191,123
Gray Television, Inc. (a)(f)	3,766,164	29,414
Nexstar Broadcasting Group, Inc. Class A	886,098	31,935
		328,232
Multiline Retail - 0.5%
Target Corp.	338,600	24,125
Specialty Retail - 3.1%
Asbury Automotive Group, Inc. (a)	385,122	18,809
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
GameStop Corp. Class A (e)	2,755,507	$ 135,185
Sally Beauty Holdings, Inc. (a)	300,000	9,153
		163,147
TOTAL CONSUMER DISCRETIONARY		1,353,197
CONSUMER STAPLES - 2.3%
Food Products - 2.0%
ConAgra Foods, Inc.	541,700	19,615
Darling International, Inc. (a)	3,476,642	70,576
Smithfield Foods, Inc. (a)	559,606	18,579
		108,770
Personal Products - 0.3%
Revlon, Inc. (a)	553,261	13,881
TOTAL CONSUMER STAPLES		122,651
ENERGY - 9.5%
Energy Equipment & Services - 2.8%
Ensco PLC Class A	110,000	6,307
Halliburton Co.	1,126,593	50,911
Noble Corp.	987,610	37,727
Oil States International, Inc. (a)	270,466	26,297
Schlumberger Ltd.	109,400	8,898
Transocean Ltd. (United States)	381,900	18,010
		148,150
Oil, Gas & Consumable Fuels - 6.7%
Alpha Natural Resources, Inc. (a)	6,794,948	36,965
Continental Resources, Inc. (a)	534,087	49,296
Forest Oil Corp. (a)(e)	1,205,652	6,173
Hess Corp.	835,910	62,242
HollyFrontier Corp.	1,682,927	76,657
Kodiak Oil & Gas Corp. (a)	2,019,747	19,612
Peabody Energy Corp.	822,825	13,626
Range Resources Corp.	247,200	19,554
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Valero Energy Corp.	1,328,266	$ 47,512
Western Refining, Inc. (e)	685,914	20,667
		352,304
TOTAL ENERGY		500,454
FINANCIALS - 9.3%
Commercial Banks - 2.9%
CIT Group, Inc. (a)	229,310	11,491
Huntington Bancshares, Inc.	8,526,580	72,902
Regions Financial Corp.	3,284,894	32,882
SunTrust Banks, Inc.	1,019,600	35,472
		152,747
Consumer Finance - 0.9%
American Express Co.	679,548	50,130
Diversified Financial Services - 3.6%
Bank of America Corp.	7,748,999	113,135
Citigroup, Inc.	1,458,047	76,023
		189,158
Insurance - 1.1%
AFLAC, Inc.	641,700	39,580
Lincoln National Corp.	435,700	18,156
		57,736
Real Estate Investment Trusts - 0.6%
Host Hotels & Resorts, Inc.	1,016,122	18,148
Sabra Health Care REIT, Inc.	547,507	14,367
		32,515
Real Estate Management & Development - 0.1%
Realogy Holdings Corp.	156,900	7,054
Thrifts & Mortgage Finance - 0.1%
MGIC Investment Corp. (a)	441,300	3,372
TOTAL FINANCIALS		492,712
HEALTH CARE - 10.1%
Health Care Equipment & Supplies - 2.1%
Boston Scientific Corp. (a)	10,011,725	109,328
Health Care Providers & Services - 5.2%
Community Health Systems, Inc.	784,376	36,128
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Providers & Services - continued
DaVita, Inc. (a)	367,826	$ 42,819
HCA Holdings, Inc.	1,216,779	47,454
Tenet Healthcare Corp. (a)	2,660,744	118,802
Universal Health Services, Inc. Class B	385,505	26,966
		272,169
Pharmaceuticals - 2.8%
Johnson & Johnson	153,000	14,306
Merck & Co., Inc.	1,754,400	84,509
Sanofi SA sponsored ADR (e)	992,534	51,096
		149,911
TOTAL HEALTH CARE		531,408
INDUSTRIALS - 10.6%
Aerospace & Defense - 1.4%
Honeywell International, Inc.	478,776	39,729
Huntington Ingalls Industries, Inc.	258,160	16,052
Textron, Inc.	602,700	16,502
		72,283
Airlines - 2.4%
Delta Air Lines, Inc.	3,665,001	77,808
Southwest Airlines Co.	571,283	7,901
U.S. Airways Group, Inc. (a)	1,481,380	28,665
United Continental Holdings, Inc. (a)	370,700	12,919
		127,293
Building Products - 0.9%
Armstrong World Industries, Inc. (a)	693,300	34,720
Owens Corning (a)	294,219	11,619
Owens Corning warrants 10/31/13 (a)	406,600	407
		46,746
Commercial Services & Supplies - 1.0%
Deluxe Corp.	1,037,373	42,543
Tyco International Ltd.	328,233	11,426
		53,969
Electrical Equipment - 1.9%
Belden, Inc.	777,664	45,579
Emerson Electric Co.	163,500	10,034
Generac Holdings, Inc.	490,557	21,266
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Electrical Equipment - continued
General Cable Corp.	437,132	$ 13,778
Polypore International, Inc. (a)(e)	217,800	9,145
		99,802
Industrial Conglomerates - 0.7%
Carlisle Companies, Inc.	109,910	7,445
General Electric Co.	1,103,883	26,902
		34,347
Machinery - 1.6%
Harsco Corp.	890,712	22,945
Ingersoll-Rand PLC	739,500	45,146
Pentair Ltd.	78,757	4,810
Timken Co.	228,734	13,363
		86,264
Marine - 0.2%
Navios Maritime Holdings, Inc.	2,162,794	12,090
Road & Rail - 0.4%
Hertz Global Holdings, Inc. (a)	707,700	18,124
Trading Companies & Distributors - 0.1%
Edgen Group, Inc. Class A (a)	841,256	6,604
TOTAL INDUSTRIALS		557,522
INFORMATION TECHNOLOGY - 5.6%
Communications Equipment - 1.1%
Cisco Systems, Inc.	2,383,049	60,887
Computers & Peripherals - 0.4%
NCR Corp. (a)	569,631	20,507
Electronic Equipment & Components - 0.8%
Avnet, Inc. (a)	594,313	22,388
Corning, Inc.	726,800	11,040
Viasystems Group, Inc. (a)	540,460	8,026
		41,454
Internet Software & Services - 0.2%
VeriSign, Inc. (a)	194,300	9,295
Semiconductors & Semiconductor Equipment - 2.5%
Advanced Micro Devices, Inc. (a)(e)	1,704,692	6,427
Fairchild Semiconductor International, Inc. (a)	1,122,274	14,163
Freescale Semiconductor Holdings I Ltd. (a)(e)	1,235,600	19,399
Intersil Corp. Class A	1,460,387	14,911
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Micron Technology, Inc. (a)	2,293,545	$ 30,389
ON Semiconductor Corp. (a)	5,502,368	45,340
		130,629
Software - 0.6%
Citrix Systems, Inc. (a)	230,899	16,629
Microsoft Corp.	108,800	3,463
Nuance Communications, Inc. (a)	573,666	10,762
		30,854
TOTAL INFORMATION TECHNOLOGY		293,626
MATERIALS - 11.5%
Chemicals - 8.9%
H.B. Fuller Co.	461,829	18,542
LyondellBasell Industries NV Class A	5,651,852	388,336
OMNOVA Solutions, Inc. (a)(f)	3,114,962	25,107
Phosphate Holdings, Inc. (a)	307,500	308
The Dow Chemical Co.	373,388	13,084
W.R. Grace & Co. (a)	317,904	24,421
		469,798
Containers & Packaging - 2.2%
Rock-Tenn Co. Class A	814,923	93,186
Sealed Air Corp.	821,949	22,390
		115,576
Metals & Mining - 0.1%
AngloGold Ashanti Ltd. sponsored ADR	526,100	6,929
Ormet Corp. (a)	330,000	3
Ormet Corp. (a)(i)	1,075,000	10
		6,942
Paper & Forest Products - 0.3%
Neenah Paper, Inc.	418,300	16,552
TOTAL MATERIALS		608,868
TELECOMMUNICATION SERVICES - 0.5%
Diversified Telecommunication Services - 0.5%
Intelsat SA	1,144,700	24,542
Common Stocks - continued
	Shares	Value (000s)
UTILITIES - 3.1%
Electric Utilities - 0.3%
FirstEnergy Corp.	421,304	$ 16,039
Independent Power Producers & Energy Traders - 2.8%
Calpine Corp. (a)	2,616,200	52,350
The AES Corp.	7,894,007	98,201
		150,551
TOTAL UTILITIES		166,590
TOTAL COMMON STOCKS (Cost $3,235,776)		4,651,570
Nonconvertible Preferred Stocks - 0.3%

CONSUMER STAPLES - 0.1%
Personal Products - 0.1%
Revlon, Inc. Series A 12.75%	639,576	3,454
FINANCIALS - 0.2%
Diversified Financial Services - 0.2%
GMAC Capital Trust I Series 2, 8.125%	439,013	11,656
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $19,207)		15,110
Corporate Bonds - 0.4%
	Principal Amount (000s)
Convertible Bonds - 0.1%
INDUSTRIALS - 0.1%
Marine - 0.1%
Genco Shipping & Trading Ltd. 5% 8/15/15	$ 12,440	3,351
Nonconvertible Bonds - 0.3%
CONSUMER DISCRETIONARY - 0.3%
Automobiles - 0.0%
General Motors Corp.:
6.75% 5/1/28 (d)	3,075	0
7.125% 7/15/49 (d)	8,320	0
7.2% 1/15/11 (d)	22,980	0
8.25% 7/15/23 (d)	25,035	0
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Automobiles - continued
General Motors Corp.: - continued
8.375% 7/15/33 (d)	$ 50,210	$ 0
8.8% 3/1/21 (d)	10,765	0
Multiline Retail - 0.3%
The Bon-Ton Department Stores, Inc. 10.625% 7/15/17	16,919	16,898
TOTAL CORPORATE BONDS (Cost $21,338)		20,249
Floating Rate Loans - 0.1%

UTILITIES - 0.1%
Electric Utilities - 0.1%
Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric Holdings Finance, Inc. Tranche B, term loan 4.7212% 10/10/17 (g) (Cost $4,873)	5,458	3,827
Money Market Funds - 15.1%
	Shares
Fidelity Cash Central Fund, 0.11% (b)	627,652,352	627,652
Fidelity Securities Lending Cash Central Fund, 0.12% (b)(c)	171,038,475	171,038
TOTAL MONEY MARKET FUNDS (Cost $798,690)		798,690
TOTAL INVESTMENT PORTFOLIO - 104.0% (Cost $4,079,884)		5,489,446
NET OTHER ASSETS (LIABILITIES) - (4.0)%		(210,002)
NET ASSETS - 100%		$ 5,279,444
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Non-income producing - Security is in default.
(e) Security or a portion of the security is on loan at period end.
(f) Affiliated company
(g) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(h) Investment is owned by an entity that is treated as a corporation for U.S. tax purposes and is owned by the Fund.

(i) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $19,000 or 0.0% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Ormet Corp.	2/27/07 - 4/4/07	$ 20,556
Station Holdco LLC unit	10/28/08 - 12/1/08	$ 5,990
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 876
Fidelity Securities Lending Cash Central Fund	2,121
Total	$ 2,997
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Exide Technologies	$ 11,516	$ -	$ -	$ -	$ -
Gray Television, Inc.	6,327	-	-	-	29,414
OMNOVA Solutions, Inc.	22,677	-	-	-	25,107
Service Corp. International	176,344	-	11,722	3,250	244,446
Total	$ 216,864	$ -	$ 11,722	$ 3,250	$ 298,967
Other Information

The following is a summary of the inputs used, as of July 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 1,353,197	$ 1,353,188	$ -	$ 9
Consumer Staples	126,105	126,105	-	-
Energy	500,454	500,454	-	-
Financials	504,368	504,368	-	-
Health Care	531,408	531,408	-	-
Industrials	557,522	557,522	-	-
Information Technology	293,626	293,626	-	-
Materials	608,868	608,868	-	-
Telecommunication Services	24,542	24,542	-	-
Utilities	166,590	166,590	-	-
Corporate Bonds	20,249	-	20,249	-
Floating Rate Loans	3,827	-	3,827	-
Money Market Funds	798,690	798,690	-	-
Total Investments in Securities:	$ 5,489,446	$ 5,465,361	$ 24,076	$ 9
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows. (Unaudited)
United States of America	86.8%
Netherlands	7.4%
Switzerland	1.2%
Others (Individually Less Than 1%)	4.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	July 31, 2013

Assets
Investment in securities, at value (including securities loaned of $172,773) - See accompanying schedule: Unaffiliated issuers (cost $3,129,506)	$ 4,391,789
Fidelity Central Funds (cost $798,690)	798,690
Other affiliated issuers (cost $151,688)	298,967
Total Investments (cost $4,079,884)		$ 5,489,446
Receivable for fund shares sold		4,126
Dividends receivable		2,026
Interest receivable		997
Distributions receivable from Fidelity Central Funds		98
Other receivables		473
Total assets		5,497,166

Liabilities
Payable for fund shares redeemed	$ 43,076
Accrued management fee	2,634
Other affiliated payables	731
Other payables and accrued expenses	243
Collateral on securities loaned, at value	171,038
Total liabilities		217,722

Net Assets		$ 5,279,444
Net Assets consist of:
Paid in capital		$ 4,089,583
Undistributed net investment income		22,624
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(242,325)
Net unrealized appreciation (depreciation) on investments		1,409,562
Net Assets		$ 5,279,444

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	July 31, 2013

Leveraged Company Stock: Net Asset Value, offering price and redemption price per share ($4,226,674 ÷ 107,175 shares)	$ 39.44

Class K: Net Asset Value, offering price and redemption price per share ($1,052,770 ÷ 26,639 shares)	$ 39.52

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended July 31, 2013

Investment Income
Dividends (including $3,250 earned from other affiliated issuers)		$ 71,294
Special dividends		9,900
Interest		8,077
Income from Fidelity Central Funds		2,997
Total income		92,268

Expenses
Management fee	$ 26,976
Transfer agent fees	7,093
Accounting and security lending fees	1,075
Custodian fees and expenses	43
Independent trustees' compensation	27
Registration fees	125
Audit	64
Legal	16
Miscellaneous	36
Total expenses before reductions	35,455
Expense reductions	(194)	35,261
Net investment income (loss)		57,007
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	330,604
Other affiliated issuers	5,632
Foreign currency transactions	3
Total net realized gain (loss)		336,239
Change in net unrealized appreciation (depreciation) on investment securities		1,098,022
Net gain (loss)		1,434,261
Net increase (decrease) in net assets resulting from operations		$ 1,491,268

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2013	Year ended July 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 57,007	$ 22,919
Net realized gain (loss)	336,239	163,015
Change in net unrealized appreciation (depreciation)	1,098,022	(307,255)
Net increase (decrease) in net assets resulting from operations	1,491,268	(121,321)
Distributions to shareholders from net investment income	(15,789)	(41,206)
Share transactions - net increase (decrease)	194,361	(714,976)
Redemption fees	538	410
Total increase (decrease) in net assets	1,670,378	(877,093)

Net Assets
Beginning of period	3,609,066	4,486,159
End of period (including undistributed net investment income of $22,624 and distributions in excess of net investment income of $18,505, respectively)	$ 5,279,444	$ 3,609,066

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Leveraged Company Stock

Years ended July 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 28.22	$ 28.85	$ 23.50	$ 19.55	$ 31.09
Income from Investment Operations
Net investment income (loss) B	.42 F	.16	- H	.07	.21
Net realized and unrealized gain (loss)	10.92	(.50)	5.46	3.99	(11.37)
Total from investment operations	11.34	(.34)	5.46	4.06	(11.16)
Distributions from net investment income	(.12)	(.29)	(.11)	(.11)	(.14)
Distributions from net realized gain	-	-	-	-	(.25)
Total distributions	(.12)	(.29)	(.11)	(.11)	(.39)
Redemption fees added to paid in capital B	- H	- H	- H	- H	.01
Net asset value, end of period	$ 39.44	$ 28.22	$ 28.85	$ 23.50	$ 19.55
Total Return A	40.31%	(1.05)%	23.27%	20.84%	(35.99)%
Ratios to Average Net Assets C, G
Expenses before reductions	.82%	.86%	.85%	.88%	.92%
Expenses net of fee waivers, if any	.82%	.86%	.85%	.88%	.92%
Expenses net of all reductions	.82%	.85%	.84%	.88%	.92%
Net investment income (loss)	1.25% F	.60%	-% E	.29%	1.17%
Supplemental Data
Net assets, end of period (in millions)	$ 4,227	$ 3,009	$ 3,931	$ 3,983	$ 3,714
Portfolio turnover rate D	21%	29%	18%	21%	34%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Amount represents less than .01%.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.08 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.03%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended July 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 28.26	$ 28.86	$ 23.52	$ 19.56	$ 31.11
Income from Investment Operations
Net investment income (loss) B	.47 E	.20	.04	.11	.21
Net realized and unrealized gain (loss)	10.93	(.49)	5.45	4.00	(11.35)
Total from investment operations	11.40	(.29)	5.49	4.11	(11.14)
Distributions from net investment income	(.14)	(.31)	(.15)	(.15)	(.17)
Distributions from net realized gain	-	-	-	-	(.25)
Total distributions	(.14)	(.31)	(.15)	(.15)	(.42)
Redemption fees added to paid in capital B	- G	- G	- G	- G	.01
Net asset value, end of period	$ 39.52	$ 28.26	$ 28.86	$ 23.52	$ 19.56
Total Return A	40.47%	(.87)%	23.45%	21.09%	(35.86)%
Ratios to Average Net Assets C, F
Expenses before reductions	.69%	.69%	.69%	.70%	.71%
Expenses net of fee waivers, if any	.69%	.69%	.69%	.70%	.71%
Expenses net of all reductions	.68%	.69%	.69%	.69%	.71%
Net investment income (loss)	1.39% E	.76%	.16%	.47%	1.39%
Supplemental Data
Net assets, end of period (in millions)	$ 1,053	$ 600	$ 555	$ 410	$ 267
Portfolio turnover rate D	21%	29%	18%	21%	34%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.08 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.17%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2013

(Amounts in thousands except percentages)

1. Organization.

Fidelity Leveraged Company Stock Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Leveraged Company Stock and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Valuation - continued

current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and these securities are generally categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For corporate bonds and floating rate loans, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

and type as well as broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2013, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of July 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount, equity debt classifications, capital loss carryforwards, losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 1,660,648
Gross unrealized depreciation	(249,320)
Net unrealized appreciation (depreciation) on securities and other investments	$ 1,411,328

Tax Cost	$ 4,078,118

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 21,058
Capital loss carryforward	$ (242,325)
Net unrealized appreciation (depreciation)	$ 1,411,328

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2018	$ (242,325)

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	July 31, 2013	July 31, 2012
Ordinary Income	$ 15,789	$ 41,206

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation, or may be made directly to a borrower. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these loans.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $825,467 and $903,237, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .35% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

increase and increases as assets under management decrease. For the period, the total annual management fee rate was .61% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Leveraged Company Stock. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Leveraged Company Stock	$ 6,680.18
Class K	413.05
	$ 7,093

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $31 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $10 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $2,121, including $51 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom FMR places trades on behalf of the Fund include an amount in addition to trade execution, which is rebated back to the Fund to offset certain expenses. This amount totaled $182 for the period.

Through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by three hundred and forty nine dollars.

In addition, FMR reimbursed a portion of the Fund's operating expenses during the period in the amount of $12.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2013	2012
From net investment income
Leveraged Company Stock	$ 12,562	$ 35,167
Class K	3,227	6,039
Total	$ 15,789	$ 41,206

Annual Report

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2013	2012	2013	2012
Leveraged Company Stock
Shares sold	26,431	11,853	$ 888,852	$ 318,644
Reinvestment of distributions	378	1,333	11,889	33,481
Shares redeemed	(26,251)	(42,830)	(883,700)	(1,123,666)
Net increase (decrease)	558	(29,644)	$ 17,041	$ (771,541)
Class K
Shares sold	11,840	9,320	$ 395,282	$ 250,995
Reinvestment of distributions	102	240	3,227	6,039
Shares redeemed	(6,546)	(7,542)	(221,189)	(200,469)
Net increase (decrease)	5,396	2,018	$ 177,320	$ 56,565

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Leveraged Company Stock Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Leveraged Company Stock Fund (a fund of Fidelity Securities Fund) at July 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Leveraged Company Stock Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2013 by correspondence with the custodian, agent bank and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 17, 2013

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 166 Fidelity funds. Mr. Curvey oversees 387 Fidelity funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 230 Fidelity funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person of the trust and the fund (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)

Year of Election or Appointment: 2011

Mr. O'Hanley serves as a Trustee and Chairman of the Board of Trustees of other Fidelity funds (2013-present), and is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010- present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present) and serves as a Trustee of other Fidelity funds (2013-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present) and serves as a Trustee of other Fidelity funds (2013-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2008-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (1965)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Vice President of other Fidelity funds (2013-present), Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as Vice President of other Fidelity funds (2009-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (1968)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Assistant Secretary of other Fidelity funds (2009-present), Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (1958)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (1968)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon also serves as Chief Compliance Officer of other Fidelity funds (2012-present). Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present), Deputy Treasurer (2008-present), and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (1971)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Deputy Treasurer of other Fidelity funds (2012-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as Assistant Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2012-2013), an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer of Fidelity's Equity and High Income Funds. Ms. Smith also serves as Deputy Treasurer of other Fidelity funds (2013-present) and is an employee of Fidelity Investments (2009-present). Previously, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as President and Treasurer (2013-present) and Assistant Treasurer (2010-present) of other Fidelity funds, Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2013-present), and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Deputy Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2008-2013), Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Gary W. Ryan (1958)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Class K designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class K designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Leveraged Company Stock Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is a part of the Fidelity family of funds.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

Annual Report

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved.  In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following:  general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box) and 75th percentile (bottom of box) of the peer universe.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Leveraged Company Stock Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 18% means that 82% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Fidelity Leveraged Company Stock Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the total expense ratio of each class ranked below its competitive median for 2012.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its July 2013 meeting, the Board voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate" effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Adviser

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional

Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

LSF-K-UANN-0913
1.863381.104

Fidelity®

OTC

Portfolio

Annual Report

July 31, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2013	Past 1 year	Past 5 years	Past 10 years
Fidelity® OTC Portfolio	37.93%	12.18%	10.98%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® OTC Portfolio, a class of the fund, on July 31, 2003. The chart shows how the value of your investment would have changed, and also shows how the Nasdaq Composite Index® performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: The bull run in U.S. stocks comfortably settled into a fifth year, as major equity benchmarks ripped through records during the 12 months ending July 31, 2013. Gains were fueled by a generally improving global economy and accommodative monetary policies worldwide. The tone was positive for most of the year, based largely on stronger U.S. economic data, including employment, housing and consumer sentiment. Setting a series of new highs along the way, the broad-based S&P 500® Index rose an impressive 25.00% for the 12 months, while the blue-chip-laden Dow Jones Industrial AverageSM also moved into record territory en route to a 22.36% gain. The growth-oriented Nasdaq Composite Index® had a similarly strong run, advancing 25.44%. During the year, markets were resilient amid intermittent volatility over debt woes in Europe, the 2012 U.S. presidential election and year-end Congressional gridlock over the federal budget. In mid-to-late June, concern arose about the U.S. Federal Reserve possibly tapering its sustaining bond-buying strategy - which prompted a brief, but steep, market sell-off. However, investors' continued quest for yield and the Fed's pledge to keep buying bonds until the economy showed significant improvement overpowered the uncertainty and helped equities climb notably higher in July to close the period on a strong note.

Comments from Gavin Baker, Portfolio Manager of Fidelity® OTC Portfolio: For the year, the fund's Retail Class shares returned 37.93%, considerably better than the Nasdaq Composite Index®. Versus the index, favorable stock selection was by far the main driver of performance. I aim to identify companies that have the potential to deliver above-average earnings growth and high returns on capital over a long period of time. This process led me to several outstanding picks in information technology, consumer discretionary, consumer staples and health care, the latter of which was the benchmark's best-performing sector and a group I added to during the period. The top individual contributor - both relative to the index and in absolute terms - was electric automaker Tesla Motors, whose Model S luxury sedan continued to exceed sales expectations. I significantly reduced this position. Also lifting relative performance were Green Mountain Coffee Roasters and social media provider Facebook. The largest relative detractor was a sizable out-of-benchmark position in Accretive Health, which provides revenue-enhancement services and software for hospitals. This stock continued to struggle in the aftermath of some legal difficulties. Riverbed Technology, which manufactures products for network optimization, and graphics chipmaker NVIDIA detracted as well.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2013 to July 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio B	Beginning Account Value February 1, 2013	Ending Account Value July 31, 2013	Expenses Paid During Period* February 1, 2013 to July 31, 2013
OTC	.78%
Actual		$ 1,000.00	$ 1,256.60	$ 4.36
Hypothetical A		$ 1,000.00	$ 1,020.93	$ 3.91
Class K	.64%
Actual		$ 1,000.00	$ 1,257.50	$ 3.58
Hypothetical A		$ 1,000.00	$ 1,021.62	$ 3.21

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	9.4	8.3
Google, Inc. Class A	5.3	6.3
Facebook, Inc. Class A	5.0	2.4
Amazon.com, Inc.	3.8	1.2
Rackspace Hosting, Inc.	3.2	0.0
Questcor Pharmaceuticals, Inc.	2.6	2.0
Comcast Corp. Class A	2.2	0.0
athenahealth, Inc.	2.1	1.8
Costco Wholesale Corp.	2.0	2.2
Gilead Sciences, Inc.	1.8	1.6
	37.4
Top Five Market Sectors as of July 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	53.5	55.4
Health Care	20.1	18.9
Consumer Discretionary	14.1	13.0
Consumer Staples	5.7	6.2
Financials	2.9	2.7
Asset Allocation (% of fund's net assets)
As of July 31, 2013*		As of January 31, 2013**
	Stocks 99.2%		Stocks 99.8%
	Convertible Securities 0.2%		Convertible Securities 0.0%
	Short-Term Investments and Net Other Assets (Liabilities) 0.6%		Short-Term Investments and Net Other Assets (Liabilities) 0.2%
* Foreign investments	6.9%	** Foreign investments	7.1%

Annual Report

Investments July 31, 2013

Showing Percentage of Net Assets

Common Stocks - 99.2%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 13.9%
Automobiles - 1.4%
Tesla Motors, Inc. (a)	799,049	$ 107,296
Volkswagen AG sponsored ADR	421,300	19,279
		126,575
Hotels, Restaurants & Leisure - 2.1%
Buffalo Wild Wings, Inc. (a)	45,400	4,703
Chipotle Mexican Grill, Inc. (a)	83,876	34,580
Dunkin' Brands Group, Inc.	37,400	1,616
Noodles & Co. (d)	7,200	312
Panera Bread Co. Class A (a)	259,800	43,400
Starbucks Corp.	1,260,600	89,805
The Cheesecake Factory, Inc.	304,980	12,943
		187,359
Household Durables - 0.1%
SodaStream International Ltd. (a)(d)	146,958	9,564
Internet & Catalog Retail - 4.2%
Amazon.com, Inc. (a)	1,134,896	341,853
Groupon, Inc. Class A (a)	4,169,300	36,940
		378,793
Media - 2.5%
Comcast Corp. Class A	4,451,400	200,669
DISH Network Corp. Class A	135,800	6,063
Lions Gate Entertainment Corp. (a)(d)	576,169	18,743
		225,475
Specialty Retail - 2.7%
Bed Bath & Beyond, Inc. (a)	1,036,700	79,276
Best Buy Co., Inc.	20,900	629
Five Below, Inc.	6,100	237
Francescas Holdings Corp. (a)	77,509	1,927
Lowe's Companies, Inc.	1,176,300	52,439
Monro Muffler Brake, Inc.	29,213	1,256
Ross Stores, Inc.	595,200	40,158
Tile Shop Holdings, Inc. (a)	17,400	495
Tractor Supply Co.	166,688	20,191
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	182,600	18,424
Urban Outfitters, Inc. (a)	515,400	21,935
		236,967
Textiles, Apparel & Luxury Goods - 0.9%
lululemon athletica, Inc. (a)(d)	227,746	15,844
Michael Kors Holdings Ltd. (a)	399,600	26,909
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - continued
NIKE, Inc. Class B	28,600	$ 1,800
Ralph Lauren Corp.	193,500	35,229
		79,782
TOTAL CONSUMER DISCRETIONARY		1,244,515
CONSUMER STAPLES - 5.7%
Beverages - 0.3%
Monster Beverage Corp. (a)	467,400	28,507
Food & Staples Retailing - 2.0%
Costco Wholesale Corp.	1,547,300	181,483
Food Products - 3.4%
Danone SA sponsored ADR	1,844,700	29,229
Green Mountain Coffee Roasters, Inc. (a)(d)	1,657,817	127,950
Mondelez International, Inc.	4,478,700	140,049
WhiteWave Foods Co.	261,700	4,891
		302,119
TOTAL CONSUMER STAPLES		512,109
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Noble Energy, Inc.	18,700	1,169
FINANCIALS - 2.9%
Capital Markets - 0.8%
Carlyle Group LP	318,600	8,918
Northern Trust Corp.	893,400	52,300
T. Rowe Price Group, Inc.	200,000	15,048
		76,266
Commercial Banks - 1.1%
Huntington Bancshares, Inc.	175,600	1,501
Signature Bank (a)	214,600	19,647
Texas Capital Bancshares, Inc. (a)	567,300	25,806
Wells Fargo & Co.	1,161,500	50,525
		97,479
Consumer Finance - 0.8%
Capital One Financial Corp.	1,059,800	73,147
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Diversified Financial Services - 0.2%
CME Group, Inc.	207,200	$ 15,329
TOTAL FINANCIALS		262,221
HEALTH CARE - 20.1%
Biotechnology - 11.8%
Aegerion Pharmaceuticals, Inc. (a)	386,900	35,436
Alexion Pharmaceuticals, Inc. (a)	1,295,404	150,565
Alkermes PLC (a)	812,467	27,283
Alnylam Pharmaceuticals, Inc. (a)	285,200	13,168
Amgen, Inc.	370,400	40,111
ARIAD Pharmaceuticals, Inc. (a)	2,485,000	46,171
Biogen Idec, Inc. (a)	264,100	57,608
BioMarin Pharmaceutical, Inc. (a)	1,000,156	64,660
Clovis Oncology, Inc. (a)	495,655	38,602
Genomic Health, Inc. (a)	416,500	14,844
Gilead Sciences, Inc. (a)	2,656,900	163,267
ImmunoGen, Inc. (a)(d)	297,309	5,664
Infinity Pharmaceuticals, Inc. (a)	324,589	6,875
Ironwood Pharmaceuticals, Inc. Class A (a)(d)	2,958,742	36,215
Isis Pharmaceuticals, Inc. (a)(d)	80,849	2,332
Medivation, Inc. (a)	2,138,089	123,731
NPS Pharmaceuticals, Inc. (a)	372,136	6,702
Onyx Pharmaceuticals, Inc. (a)	386,821	50,790
Pharmacyclics, Inc. (a)	42,200	4,584
Regeneron Pharmaceuticals, Inc. (a)	74,932	20,236
Seattle Genetics, Inc. (a)(d)	1,401,386	56,784
Targacept, Inc. (a)	117,049	585
Theravance, Inc. (a)(d)	1,762,779	67,973
Vertex Pharmaceuticals, Inc. (a)	315,000	25,137
		1,059,323
Health Care Equipment & Supplies - 1.1%
Accuray, Inc. (a)(d)	1,498,800	9,308
Endologix, Inc. (a)	155,200	2,426
Intuitive Surgical, Inc. (a)	210,900	81,829
		93,563
Health Care Providers & Services - 2.4%
Accretive Health, Inc. (a)(d)(e)	9,842,302	98,226
Express Scripts Holding Co. (a)	1,760,400	115,394
		213,620
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Technology - 2.1%
athenahealth, Inc. (a)(d)	1,690,748	$ 189,279
Life Sciences Tools & Services - 0.1%
Illumina, Inc. (a)	141,100	11,263
Pharmaceuticals - 2.6%
Questcor Pharmaceuticals, Inc. (d)(e)	3,411,690	227,969
TOTAL HEALTH CARE		1,795,017
INDUSTRIALS - 0.5%
Air Freight & Logistics - 0.3%
C.H. Robinson Worldwide, Inc.	469,200	27,974
Electrical Equipment - 0.1%
SolarCity Corp. (d)	347,594	14,370
Professional Services - 0.1%
Verisk Analytics, Inc. (a)	102,500	6,597
TOTAL INDUSTRIALS		48,941
INFORMATION TECHNOLOGY - 53.5%
Communications Equipment - 5.9%
Aruba Networks, Inc. (a)	3,688,484	65,581
Cisco Systems, Inc.	4,057,900	103,679
Juniper Networks, Inc. (a)	2,111,500	45,756
QUALCOMM, Inc.	1,937,209	125,047
Radware Ltd. (a)(e)	3,583,044	49,088
Riverbed Technology, Inc. (a)(e)	8,660,853	135,456
		524,607
Computers & Peripherals - 10.3%
Apple, Inc.	1,851,100	837,622
Cray, Inc. (a)	1,353,436	31,359
EMC Corp.	21,900	573
Fusion-io, Inc. (a)(d)	1,964,466	28,328
Silicon Graphics International Corp. (a)(d)	284,874	5,361
Stratasys Ltd. (a)	212,900	18,874
		922,117
Electronic Equipment & Components - 0.0%
Neonode, Inc. (a)	500,000	3,895
Internet Software & Services - 19.9%
Angie's List, Inc. (a)(d)(e)	4,065,915	89,531
Baidu.com, Inc. sponsored ADR (a)	1,046,212	138,424
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Internet Software & Services - continued
Constant Contact, Inc. (a)(e)	2,917,136	$ 55,980
Demandware, Inc. (a)	474,300	21,068
Dropbox, Inc. (a)(f)	331,524	3,315
E2open, Inc. (d)(e)	1,896,838	37,709
eBay, Inc. (a)	937,563	48,463
Facebook, Inc. Class A (a)	12,044,369	443,594
Google, Inc. Class A (a)	536,577	476,266
LinkedIn Corp. (a)	42,300	8,620
Marin Software, Inc. (d)(e)	2,278,668	26,341
Marketo, Inc. (d)	150,428	4,728
Millennial Media, Inc. (a)(d)	2,435,808	24,139
Rackspace Hosting, Inc. (a)	6,286,698	284,725
Responsys, Inc. (a)	39,100	567
Textura Corp.	5,900	178
Trulia, Inc. (d)	1,522,696	56,736
Velti PLC (a)(d)	477,451	540
Yahoo!, Inc. (a)	2,130,500	59,846
		1,780,770
IT Services - 0.7%
Cognizant Technology Solutions Corp. Class A (a)	182,400	13,204
ServiceSource International, Inc. (a)(e)	4,376,136	46,693
		59,897
Semiconductors & Semiconductor Equipment - 3.8%
Advanced Micro Devices, Inc. (a)(d)	22,108,516	83,349
Altera Corp.	113,394	4,032
Applied Micro Circuits Corp. (a)	457,650	5,432
Broadcom Corp. Class A	2,112,500	58,242
Inphi Corp. (a)	201,395	2,348
Lam Research Corp. (a)	54,900	2,702
LSI Corp.	328,600	2,557
Maxim Integrated Products, Inc.	159,000	4,547
Mellanox Technologies Ltd. (a)	948,912	43,318
NVE Corp. (a)(e)	265,557	13,166
NVIDIA Corp.	7,039,487	101,580
Skyworks Solutions, Inc. (a)	713,400	17,136
		338,409
Software - 12.9%
Activision Blizzard, Inc.	6,065,262	109,053
Adobe Systems, Inc. (a)	1,860,100	87,946
Check Point Software Technologies Ltd. (a)	65,200	3,671
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Software - continued
Electronic Arts, Inc. (a)	5,741,947	$ 149,980
FleetMatics Group PLC	80,500	3,032
Gameloft Se (a)(e)	7,764,787	62,909
Gigamon, Inc. (a)	55,100	1,970
Guidewire Software, Inc. (a)	848,830	37,145
Intuit, Inc.	726,000	46,406
Microsoft Corp.	4,288,939	136,517
Oracle Corp.	2,000,200	64,706
salesforce.com, Inc. (a)	1,885,620	82,496
ServiceNow, Inc. (a)	964,076	42,014
Synchronoss Technologies, Inc. (a)(e)	3,688,086	127,202
Tableau Software, Inc.	18,400	1,019
Take-Two Interactive Software, Inc. (a)	3,200,008	56,096
Ubisoft Entertainment SA (a)(e)	9,537,704	145,537
Ubisoft Entertainment SA warrants 10/10/13 (a)(e)	3,080,130	1,651
		1,159,350
TOTAL INFORMATION TECHNOLOGY		4,789,045
MATERIALS - 0.1%
Metals & Mining - 0.1%
Randgold Resources Ltd. sponsored ADR	76,633	5,692
TELECOMMUNICATION SERVICES - 2.5%
Diversified Telecommunication Services - 1.1%
Level 3 Communications, Inc. (a)	4,754,147	104,829
Wireless Telecommunication Services - 1.4%
NII Holdings, Inc. (a)(d)(e)	17,120,769	122,927
TOTAL TELECOMMUNICATION SERVICES		227,756
TOTAL COMMON STOCKS (Cost $6,970,007)		8,886,465
Convertible Preferred Stocks - 0.2%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 0.2%
Household Durables - 0.2%
Roku, Inc. 8.00% (f) (Cost $15,000)	16,562,507	$ 15,000
Money Market Funds - 5.4%

Fidelity Cash Central Fund, 0.11% (b)	32,349,365	32,349
Fidelity Securities Lending Cash Central Fund, 0.12% (b)(c)	448,257,924	448,258
TOTAL MONEY MARKET FUNDS (Cost $480,607)		480,607
Cash Equivalents - 0.2%
	Maturity Amount (000s)
Investments in repurchase agreements in a joint trading account at 0.06%, dated 7/31/13 due 8/1/13 (Collateralized by U.S. Treasury Obligations) # (Cost $21,190)	$ 21,190	21,190
TOTAL INVESTMENT PORTFOLIO - 105.0% (Cost $7,486,804)		9,403,262
NET OTHER ASSETS (LIABILITIES) - (5.0)%		(450,133)
NET ASSETS - 100%		$ 8,953,129
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $18,315,000 or 0.2% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Dropbox, Inc.	5/2/12	$ 3,000
Roku, Inc. 8.00%	5/7/13	$ 15,000
# Additional information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value (000s)
$21,190,000 due 8/01/13 at 0.06%
Barclays Capital, Inc.	$ 5,919
Merrill Lynch, Pierce, Fenner & Smith, Inc.	4,143
UBS Securities LLC	11,128
$ 21,190
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 20
Fidelity Securities Lending Cash Central Fund	31,912
Total	$ 31,932
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Accretive Health, Inc.	$ 134,915	$ -	$ 1,010	$ -	$ 98,226
Angie's List, Inc.	19,482	82,327	13,763	-	89,531
Constant Contact, Inc.	32,819	21,849	6,097	-	55,980
Cray, Inc.	3,901	34,988	22,364	-	-
E2open, Inc.	-	33,882	-	-	37,709
ExactTarget, Inc.	-	139,504	231,558	-	-
Gameloft Se	44,521	-	-	-	62,909
Inphi Corp.	19,745	-	16,465	-	-
Marin Software, Inc.	-	23,367	-	-	26,341
NII Holdings, Inc.	88,138	24,865	-	-	122,927
NVE Corp.	25,650	-	9,821	-	13,166
Questcor Pharmaceuticals, Inc.	225,333	11,904	142,191	4,559	227,969
Radware Ltd.	-	78,856	14,022	-	49,088
Riverbed Technology, Inc.	-	322,562	156,763	-	135,456
ServiceSource International, Inc.	41,029	12,837	7,647	-	46,693
Synchronoss Technologies, Inc.	73,630	-	4,961	-	127,202
Ubisoft Entertainment SA	61,686	6,090	-	-	145,537
Ubisoft Entertainment SA warrants 10/10/13	207	-	217	-	1,651
Total	$ 771,056	$ 793,031	$ 626,879	$ 4,559	$ 1,240,385
Other Information

The following is a summary of the inputs used, as of July 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 1,259,515	$ 1,244,515	$ -	$ 15,000
Consumer Staples	512,109	512,109	-	-
Energy	1,169	1,169	-	-
Financials	262,221	262,221	-	-
Health Care	1,795,017	1,795,017	-	-
Industrials	48,941	48,941	-	-
Information Technology	4,789,045	4,785,730	-	3,315
Materials	5,692	5,692	-	-
Telecommunication Services	227,756	227,756	-	-
Money Market Funds	480,607	480,607	-	-
Cash Equivalents	21,190	-	21,190	-
Total Investments in Securities:	$ 9,403,262	$ 9,363,757	$ 21,190	$ 18,315

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	July 31, 2013

Assets
Investment in securities, at value (including securities loaned of $454,143 and repurchase agreements of $21,190) - See accompanying schedule: Unaffiliated issuers (cost $5,763,850)	$ 7,682,270
Fidelity Central Funds (cost $480,607)	480,607
Other affiliated issuers (cost $1,242,347)	1,240,385
Total Investments (cost $7,486,804)		$ 9,403,262
Cash		1
Receivable for investments sold		186,896
Receivable for fund shares sold		10,643
Dividends receivable		1,062
Distributions receivable from Fidelity Central Funds		488
Other receivables		278
Total assets		9,602,630

Liabilities
Payable for investments purchased	$ 189,288
Payable for fund shares redeemed	5,330
Accrued management fee	5,284
Other affiliated payables	1,095
Other payables and accrued expenses	246
Collateral on securities loaned, at value	448,258
Total liabilities		649,501

Net Assets		$ 8,953,129
Net Assets consist of:
Paid in capital		$ 6,294,615
Undistributed net investment income		6,993
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		735,092
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,916,429
Net Assets		$ 8,953,129

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	July 31, 2013

OTC: Net Asset Value, offering price and redemption price per share ($6,693,071 ÷ 84,743 shares)	$ 78.98

Class K: Net Asset Value, offering price and redemption price per share ($2,260,058 ÷ 28,394 shares)	$ 79.60

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended July 31, 2013

Investment Income
Dividends (including $4,559 earned from other affiliated issuers)		$ 52,140
Special dividends		11,578
Interest		2
Income from Fidelity Central Funds (including $31,912 from security lending)		31,932
Total income		95,652

Expenses
Management fee Basic fee	$ 44,865
Performance adjustment	(4,103)
Transfer agent fees	11,129
Accounting and security lending fees	1,305
Custodian fees and expenses	268
Independent trustees' compensation	47
Registration fees	83
Audit	73
Legal	36
Interest	11
Miscellaneous	70
Total expenses before reductions	53,784
Expense reductions	(1,575)	52,209
Net investment income (loss)		43,443
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,020,801
Other affiliated issuers	79,420
Foreign currency transactions	(97)
Futures contracts	826
Total net realized gain (loss)		1,100,950
Change in net unrealized appreciation (depreciation) on: Investment securities	1,322,675
Assets and liabilities in foreign currencies	(2)
Total change in net unrealized appreciation (depreciation)		1,322,673
Net gain (loss)		2,423,623
Net increase (decrease) in net assets resulting from operations		$ 2,467,066

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2013	Year ended July 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 43,443	$ (8,447)
Net realized gain (loss)	1,100,950	104,141
Change in net unrealized appreciation (depreciation)	1,322,673	(349,473)
Net increase (decrease) in net assets resulting from operations	2,467,066	(253,779)
Distributions to shareholders from net investment income	(33,821)	-
Share transactions - net increase (decrease)	(622,836)	(340,677)
Total increase (decrease) in net assets	1,810,409	(594,456)

Net Assets
Beginning of period	7,142,720	7,737,176
End of period (including undistributed net investment income of $6,993 and accumulated net investment loss of $2,569, respectively)	$ 8,953,129	$ 7,142,720

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - OTC

Years ended July 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 57.53	$ 59.28	$ 45.00	$ 38.73	$ 44.66
Income from Investment Operations
Net investment income (loss) B	.36 E	(.08) F	(.27)	(.23)	(.12)
Net realized and unrealized gain (loss)	21.37	(1.67)	14.55	6.50	(5.81)
Total from investment operations	21.73	(1.75)	14.28	6.27	(5.93)
Distributions from net investment income	(.28)	-	-	-	-
Net asset value, end of period	$ 78.98	$ 57.53	$ 59.28	$ 45.00	$ 38.73
Total Return A	37.93%	(2.95)%	31.73%	16.19%	(13.28)%
Ratios to Average Net Assets C, G
Expenses before reductions	.76%	.91%	.94%	1.06%	1.13%
Expenses net of fee waivers, if any	.76%	.91%	.94%	1.06%	1.13%
Expenses net of all reductions	.74%	.90%	.92%	1.04%	1.13%
Net investment income (loss)	.55% E	(.14)% F	(.49)%	(.51)%	(.37)%
Supplemental Data
Net assets, end of period (in millions)	$ 6,693	$ 5,499	$ 6,374	$ 5,080	$ 4,677
Portfolio turnover rate D	116%	149%	158%	163%	151%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .40%.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.20)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended July 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 57.94	$ 59.61	$ 45.19	$ 38.83	$ 44.68
Income from Investment Operations
Net investment income (loss) B	.45 F	- G, I	(.19)	(.16)	(.05)
Net realized and unrealized gain (loss)	21.53	(1.67)	14.61	6.52	(5.80)
Total from investment operations	21.98	(1.67)	14.42	6.36	(5.85)
Distributions from net investment income	(.32)	-	-	-	-
Net asset value, end of period	$ 79.60	$ 57.94	$ 59.61	$ 45.19	$ 38.83
Total Return A	38.11%	(2.80)%	31.91%	16.38%	(13.09)%
Ratios to Average Net Assets C, H
Expenses before reductions	.62%	.77%	.80%	.90%	.92%
Expenses net of fee waivers, if any	.62%	.77%	.80%	.90%	.92%
Expenses net of all reductions	.60%	.76%	.78%	.88%	.92%
Net investment income (loss)	.69% F	-% E, G	(.35)%	(.35)%	(.17)%
Supplemental Data
Net assets, end of period (in millions)	$ 2,260	$ 1,644	$ 1,363	$ 936	$ 489
Portfolio turnover rate D	116%	149%	158%	163%	151%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Amount represents less than .01%.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .53%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.06)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2013

(Amounts in thousands except percentages)

1. Organization.

Fidelity OTC Portfolio (the Fund) is a non-diversified fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers OTC and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Valuation - continued

current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and these securities are generally categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less may

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3. Significant Accounting Policies - continued

Investment Valuation - continued

be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2013 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of

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Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of July 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

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3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, futures transactions, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 2,274,584
Gross unrealized depreciation	(393,969)
Net unrealized appreciation (depreciation) on securities and other investments	$ 1,880,615

Tax Cost	$ 7,522,647

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 138,443
Undistributed long-term capital gain	$ 639,616
Net unrealized appreciation (depreciation)	$ 1,880,586

The tax character of distributions paid was as follows:

	July 31, 2013	July 31, 2012
Ordinary Income	$ 33,821	$ -

Repurchase Agreements. FMR has received an Exemptive Order from the SEC which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements may be collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by

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Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Repurchase Agreements - continued

the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. The Financial Accounting Standards Board issued in December 2011, Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, and in January 2013, Accounting Standards Update No. 2013-1 Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. These updates create new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management expects that the impact of the update's adoption will be limited to additional financial statement disclosures as applicable.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

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4. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end.

During the period the Fund recognized net realized gain (loss) of $826 related to its investment in futures contracts. This amount is included in the Statement of Operations.

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Notes to Financial Statements - continued

(Amounts in thousands except percentages)

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $8,614,135 and $9,279,939, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .35% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of OTC as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .55% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of OTC. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
OTC	$ 10,208.18
Class K	921.05
	$ 11,129

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation

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6. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions - continued

(depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $349 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 11,969.39%		$ 10

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $17 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are

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Notes to Financial Statements - continued

(Amounts in thousands except percentages)

8. Security Lending - continued

disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $10,519. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds, and includes $3,604 from securities loaned to FCM.

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average loan balance during the period for which loans were outstanding amounted to $27,714. The weighted average interest rate was .66%. The interest expense amounted to $1 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

10. Expense Reductions.

Commissions paid to certain brokers with whom FMR places trades on behalf of the Fund include an amount in addition to trade execution, which is rebated back to the Fund to offset certain expenses. This amount totaled $1,568 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by four hundred forty-one dollars.

In addition, FMR reimbursed a portion of the Fund's operating expenses during the period in the amount of $7.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2013	2012
From net investment income
OTC	$ 24,686	$ -
Class K	9,135	-
Total	$ 33,821	$ -

Annual Report

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2013	2012	2013	2012
OTC
Shares sold	13,349	24,727	$ 888,988	$ 1,432,210
Reinvestment of distributions	400	-	23,934	-
Shares redeemed	(24,580)	(36,677)	(1,536,509)	(2,097,412)
Net increase (decrease)	(10,831)	(11,950)	$ (623,587)	$ (665,202)
Class K
Shares sold	8,116	15,671	$ 517,177	$ 918,563
Reinvestment of distributions	152	-	9,135	-
Shares redeemed	(8,251)	(10,166)	(525,561)	(594,038)
Net increase (decrease)	17	5,505	$ 751	$ 324,525

13. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity OTC Portfolio:

We have audited the accompanying statement of assets and liabilities of Fidelity OTC Portfolio (the Fund), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2013, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity OTC Portfolio as of July 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

September 13, 2013

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 166 Fidelity funds. Mr. Curvey oversees 387 Fidelity funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 230 Fidelity funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person of the trust and the fund (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

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Trustees and Officers - continued

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)

Year of Election or Appointment: 2011

Mr. O'Hanley serves as a Trustee and Chairman of the Board of Trustees of other Fidelity funds (2013-present), and is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present) and serves as a Trustee of other Fidelity funds (2013-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present) and serves as a Trustee of other Fidelity funds (2013-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2008-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (1965)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Vice President of other Fidelity funds (2013-present), Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as Vice President of other Fidelity funds (2009-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (1968)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Assistant Secretary of other Fidelity funds (2009-present), Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (1958)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (1968)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon also serves as Chief Compliance Officer of other Fidelity funds (2012-present). Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-
2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present), Deputy Treasurer (2008-present), and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-
present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (1971)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Deputy Treasurer of other Fidelity funds (2012-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as Assistant Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2012-2013), an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer of Fidelity's Equity and High Income Funds. Ms. Smith also serves as Deputy Treasurer of other Fidelity funds (2013-present) and is an employee of Fidelity Investments (2009-present). Previously, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as President and Treasurer (2013-present) and Assistant Treasurer (2010-present) of other Fidelity funds, Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2013-present), and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Deputy Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2008-2013), Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Gary W. Ryan (1958)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity OTC Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities; and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
OTC Portfolio	09/09/13	09/06/13	$0.050	$6.680

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2013, $639,615,759 or, if subsequently determined to be different, the net capital gain of such year.

OTC Portfolio designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

OTC Portfolio designates 100% of the dividends distributed during the fiscal year as amounts which can be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity OTC Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is a part of the Fidelity family of funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or, in the case of the fund, underperformance.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods, as shown below. A peer group comparison is not shown below.

Annual Report

Fidelity OTC Portfolio

The Board has discussed the fund's underperformance with FMR and has engaged with FMR to consider what steps might be taken to remediate the fund's underperformance.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 18% means that 82% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity OTC Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking.

Annual Report

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2012.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its July 2013 meeting, the Board voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate" effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Northern Trust Company
Chicago, IL

The Fidelity Telephone Connection

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and Account Assistance 1-800-544-6666

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(Fidelity Investment logo)(registered trademark)
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www.fidelity.com

OTC-UANN-0913
1.789250.110

Fidelity®

OTC

Portfolio -
Class K

Annual Report

July 31, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2013	Past 1 year	Past 5 years	Past 10 years
Class KA	38.11%	12.36%	11.07%

A The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008, are those of Fidelity® OTC Portfolio, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® OTC Portfolio - Class K on July 31, 2003. The chart shows how the value of your investment would have changed, and also shows how the Nasdaq Composite Index® performed over the same period. The initial offering of Class K took place on May 9, 2008. See above for additional information regarding the performance of Class K.

Annual Report

Management's Discussion of Fund Performance

Market Recap: The bull run in U.S. stocks comfortably settled into a fifth year, as major equity benchmarks ripped through records during the 12 months ending July 31, 2013. Gains were fueled by a generally improving global economy and accommodative monetary policies worldwide. The tone was positive for most of the year, based largely on stronger U.S. economic data, including employment, housing and consumer sentiment. Setting a series of new highs along the way, the broad-based S&P 500® Index rose an impressive 25.00% for the 12 months, while the blue-chip-laden Dow Jones Industrial AverageSM also moved into record territory en route to a 22.36% gain. The growth-oriented Nasdaq Composite Index® had a similarly strong run, advancing 25.44%. During the year, markets were resilient amid intermittent volatility over debt woes in Europe, the 2012 U.S. presidential election and year-end Congressional gridlock over the federal budget. In mid-to-late June, concern arose about the U.S. Federal Reserve possibly tapering its sustaining bond-buying strategy - which prompted a brief, but steep, market sell-off. However, investors' continued quest for yield and the Fed's pledge to keep buying bonds until the economy showed significant improvement overpowered the uncertainty and helped equities climb notably higher in July to close the period on a strong note.

Comments from Gavin Baker, Portfolio Manager of Fidelity® OTC Portfolio: For the year, the fund's Class K shares returned 38.11%, considerably better than the Nasdaq Composite Index®. Versus the index, favorable stock selection was by far the main driver of performance. I aim to identify companies that have the potential to deliver above-average earnings growth and high returns on capital over a long period of time. This process led me to several outstanding picks in information technology, consumer discretionary, consumer staples and health care, the latter of which was the benchmark's best-performing sector and a group I added to during the period. The top individual contributor - both relative to the index and in absolute terms - was electric automaker Tesla Motors, whose Model S luxury sedan continued to exceed sales expectations. I significantly reduced this position. Also lifting relative performance were Green Mountain Coffee Roasters and social media provider Facebook. The largest relative detractor was a sizable out-of-benchmark position in Accretive Health, which provides revenue-enhancement services and software for hospitals. This stock continued to struggle in the aftermath of some legal difficulties. Riverbed Technology, which manufactures products for network optimization, and graphics chipmaker NVIDIA detracted as well.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2013 to July 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense Ratio B	Beginning Account Value February 1, 2013	Ending Account Value July 31, 2013	Expenses Paid During Period* February 1, 2013 to July 31, 2013
OTC	.78%
Actual		$ 1,000.00	$ 1,256.60	$ 4.36
Hypothetical A		$ 1,000.00	$ 1,020.93	$ 3.91
Class K	.64%
Actual		$ 1,000.00	$ 1,257.50	$ 3.58
Hypothetical A		$ 1,000.00	$ 1,021.62	$ 3.21

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	9.4	8.3
Google, Inc. Class A	5.3	6.3
Facebook, Inc. Class A	5.0	2.4
Amazon.com, Inc.	3.8	1.2
Rackspace Hosting, Inc.	3.2	0.0
Questcor Pharmaceuticals, Inc.	2.6	2.0
Comcast Corp. Class A	2.2	0.0
athenahealth, Inc.	2.1	1.8
Costco Wholesale Corp.	2.0	2.2
Gilead Sciences, Inc.	1.8	1.6
	37.4
Top Five Market Sectors as of July 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	53.5	55.4
Health Care	20.1	18.9
Consumer Discretionary	14.1	13.0
Consumer Staples	5.7	6.2
Financials	2.9	2.7
Asset Allocation (% of fund's net assets)
As of July 31, 2013*		As of January 31, 2013**
	Stocks 99.2%		Stocks 99.8%
	Convertible Securities 0.2%		Convertible Securities 0.0%
	Short-Term Investments and Net Other Assets (Liabilities) 0.6%		Short-Term Investments and Net Other Assets (Liabilities) 0.2%
* Foreign investments	6.9%	** Foreign investments	7.1%

Annual Report

Investments July 31, 2013

Showing Percentage of Net Assets

Common Stocks - 99.2%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 13.9%
Automobiles - 1.4%
Tesla Motors, Inc. (a)	799,049	$ 107,296
Volkswagen AG sponsored ADR	421,300	19,279
		126,575
Hotels, Restaurants & Leisure - 2.1%
Buffalo Wild Wings, Inc. (a)	45,400	4,703
Chipotle Mexican Grill, Inc. (a)	83,876	34,580
Dunkin' Brands Group, Inc.	37,400	1,616
Noodles & Co. (d)	7,200	312
Panera Bread Co. Class A (a)	259,800	43,400
Starbucks Corp.	1,260,600	89,805
The Cheesecake Factory, Inc.	304,980	12,943
		187,359
Household Durables - 0.1%
SodaStream International Ltd. (a)(d)	146,958	9,564
Internet & Catalog Retail - 4.2%
Amazon.com, Inc. (a)	1,134,896	341,853
Groupon, Inc. Class A (a)	4,169,300	36,940
		378,793
Media - 2.5%
Comcast Corp. Class A	4,451,400	200,669
DISH Network Corp. Class A	135,800	6,063
Lions Gate Entertainment Corp. (a)(d)	576,169	18,743
		225,475
Specialty Retail - 2.7%
Bed Bath & Beyond, Inc. (a)	1,036,700	79,276
Best Buy Co., Inc.	20,900	629
Five Below, Inc.	6,100	237
Francescas Holdings Corp. (a)	77,509	1,927
Lowe's Companies, Inc.	1,176,300	52,439
Monro Muffler Brake, Inc.	29,213	1,256
Ross Stores, Inc.	595,200	40,158
Tile Shop Holdings, Inc. (a)	17,400	495
Tractor Supply Co.	166,688	20,191
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	182,600	18,424
Urban Outfitters, Inc. (a)	515,400	21,935
		236,967
Textiles, Apparel & Luxury Goods - 0.9%
lululemon athletica, Inc. (a)(d)	227,746	15,844
Michael Kors Holdings Ltd. (a)	399,600	26,909
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - continued
NIKE, Inc. Class B	28,600	$ 1,800
Ralph Lauren Corp.	193,500	35,229
		79,782
TOTAL CONSUMER DISCRETIONARY		1,244,515
CONSUMER STAPLES - 5.7%
Beverages - 0.3%
Monster Beverage Corp. (a)	467,400	28,507
Food & Staples Retailing - 2.0%
Costco Wholesale Corp.	1,547,300	181,483
Food Products - 3.4%
Danone SA sponsored ADR	1,844,700	29,229
Green Mountain Coffee Roasters, Inc. (a)(d)	1,657,817	127,950
Mondelez International, Inc.	4,478,700	140,049
WhiteWave Foods Co.	261,700	4,891
		302,119
TOTAL CONSUMER STAPLES		512,109
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Noble Energy, Inc.	18,700	1,169
FINANCIALS - 2.9%
Capital Markets - 0.8%
Carlyle Group LP	318,600	8,918
Northern Trust Corp.	893,400	52,300
T. Rowe Price Group, Inc.	200,000	15,048
		76,266
Commercial Banks - 1.1%
Huntington Bancshares, Inc.	175,600	1,501
Signature Bank (a)	214,600	19,647
Texas Capital Bancshares, Inc. (a)	567,300	25,806
Wells Fargo & Co.	1,161,500	50,525
		97,479
Consumer Finance - 0.8%
Capital One Financial Corp.	1,059,800	73,147
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Diversified Financial Services - 0.2%
CME Group, Inc.	207,200	$ 15,329
TOTAL FINANCIALS		262,221
HEALTH CARE - 20.1%
Biotechnology - 11.8%
Aegerion Pharmaceuticals, Inc. (a)	386,900	35,436
Alexion Pharmaceuticals, Inc. (a)	1,295,404	150,565
Alkermes PLC (a)	812,467	27,283
Alnylam Pharmaceuticals, Inc. (a)	285,200	13,168
Amgen, Inc.	370,400	40,111
ARIAD Pharmaceuticals, Inc. (a)	2,485,000	46,171
Biogen Idec, Inc. (a)	264,100	57,608
BioMarin Pharmaceutical, Inc. (a)	1,000,156	64,660
Clovis Oncology, Inc. (a)	495,655	38,602
Genomic Health, Inc. (a)	416,500	14,844
Gilead Sciences, Inc. (a)	2,656,900	163,267
ImmunoGen, Inc. (a)(d)	297,309	5,664
Infinity Pharmaceuticals, Inc. (a)	324,589	6,875
Ironwood Pharmaceuticals, Inc. Class A (a)(d)	2,958,742	36,215
Isis Pharmaceuticals, Inc. (a)(d)	80,849	2,332
Medivation, Inc. (a)	2,138,089	123,731
NPS Pharmaceuticals, Inc. (a)	372,136	6,702
Onyx Pharmaceuticals, Inc. (a)	386,821	50,790
Pharmacyclics, Inc. (a)	42,200	4,584
Regeneron Pharmaceuticals, Inc. (a)	74,932	20,236
Seattle Genetics, Inc. (a)(d)	1,401,386	56,784
Targacept, Inc. (a)	117,049	585
Theravance, Inc. (a)(d)	1,762,779	67,973
Vertex Pharmaceuticals, Inc. (a)	315,000	25,137
		1,059,323
Health Care Equipment & Supplies - 1.1%
Accuray, Inc. (a)(d)	1,498,800	9,308
Endologix, Inc. (a)	155,200	2,426
Intuitive Surgical, Inc. (a)	210,900	81,829
		93,563
Health Care Providers & Services - 2.4%
Accretive Health, Inc. (a)(d)(e)	9,842,302	98,226
Express Scripts Holding Co. (a)	1,760,400	115,394
		213,620
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Technology - 2.1%
athenahealth, Inc. (a)(d)	1,690,748	$ 189,279
Life Sciences Tools & Services - 0.1%
Illumina, Inc. (a)	141,100	11,263
Pharmaceuticals - 2.6%
Questcor Pharmaceuticals, Inc. (d)(e)	3,411,690	227,969
TOTAL HEALTH CARE		1,795,017
INDUSTRIALS - 0.5%
Air Freight & Logistics - 0.3%
C.H. Robinson Worldwide, Inc.	469,200	27,974
Electrical Equipment - 0.1%
SolarCity Corp. (d)	347,594	14,370
Professional Services - 0.1%
Verisk Analytics, Inc. (a)	102,500	6,597
TOTAL INDUSTRIALS		48,941
INFORMATION TECHNOLOGY - 53.5%
Communications Equipment - 5.9%
Aruba Networks, Inc. (a)	3,688,484	65,581
Cisco Systems, Inc.	4,057,900	103,679
Juniper Networks, Inc. (a)	2,111,500	45,756
QUALCOMM, Inc.	1,937,209	125,047
Radware Ltd. (a)(e)	3,583,044	49,088
Riverbed Technology, Inc. (a)(e)	8,660,853	135,456
		524,607
Computers & Peripherals - 10.3%
Apple, Inc.	1,851,100	837,622
Cray, Inc. (a)	1,353,436	31,359
EMC Corp.	21,900	573
Fusion-io, Inc. (a)(d)	1,964,466	28,328
Silicon Graphics International Corp. (a)(d)	284,874	5,361
Stratasys Ltd. (a)	212,900	18,874
		922,117
Electronic Equipment & Components - 0.0%
Neonode, Inc. (a)	500,000	3,895
Internet Software & Services - 19.9%
Angie's List, Inc. (a)(d)(e)	4,065,915	89,531
Baidu.com, Inc. sponsored ADR (a)	1,046,212	138,424
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Internet Software & Services - continued
Constant Contact, Inc. (a)(e)	2,917,136	$ 55,980
Demandware, Inc. (a)	474,300	21,068
Dropbox, Inc. (a)(f)	331,524	3,315
E2open, Inc. (d)(e)	1,896,838	37,709
eBay, Inc. (a)	937,563	48,463
Facebook, Inc. Class A (a)	12,044,369	443,594
Google, Inc. Class A (a)	536,577	476,266
LinkedIn Corp. (a)	42,300	8,620
Marin Software, Inc. (d)(e)	2,278,668	26,341
Marketo, Inc. (d)	150,428	4,728
Millennial Media, Inc. (a)(d)	2,435,808	24,139
Rackspace Hosting, Inc. (a)	6,286,698	284,725
Responsys, Inc. (a)	39,100	567
Textura Corp.	5,900	178
Trulia, Inc. (d)	1,522,696	56,736
Velti PLC (a)(d)	477,451	540
Yahoo!, Inc. (a)	2,130,500	59,846
		1,780,770
IT Services - 0.7%
Cognizant Technology Solutions Corp. Class A (a)	182,400	13,204
ServiceSource International, Inc. (a)(e)	4,376,136	46,693
		59,897
Semiconductors & Semiconductor Equipment - 3.8%
Advanced Micro Devices, Inc. (a)(d)	22,108,516	83,349
Altera Corp.	113,394	4,032
Applied Micro Circuits Corp. (a)	457,650	5,432
Broadcom Corp. Class A	2,112,500	58,242
Inphi Corp. (a)	201,395	2,348
Lam Research Corp. (a)	54,900	2,702
LSI Corp.	328,600	2,557
Maxim Integrated Products, Inc.	159,000	4,547
Mellanox Technologies Ltd. (a)	948,912	43,318
NVE Corp. (a)(e)	265,557	13,166
NVIDIA Corp.	7,039,487	101,580
Skyworks Solutions, Inc. (a)	713,400	17,136
		338,409
Software - 12.9%
Activision Blizzard, Inc.	6,065,262	109,053
Adobe Systems, Inc. (a)	1,860,100	87,946
Check Point Software Technologies Ltd. (a)	65,200	3,671
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Software - continued
Electronic Arts, Inc. (a)	5,741,947	$ 149,980
FleetMatics Group PLC	80,500	3,032
Gameloft Se (a)(e)	7,764,787	62,909
Gigamon, Inc. (a)	55,100	1,970
Guidewire Software, Inc. (a)	848,830	37,145
Intuit, Inc.	726,000	46,406
Microsoft Corp.	4,288,939	136,517
Oracle Corp.	2,000,200	64,706
salesforce.com, Inc. (a)	1,885,620	82,496
ServiceNow, Inc. (a)	964,076	42,014
Synchronoss Technologies, Inc. (a)(e)	3,688,086	127,202
Tableau Software, Inc.	18,400	1,019
Take-Two Interactive Software, Inc. (a)	3,200,008	56,096
Ubisoft Entertainment SA (a)(e)	9,537,704	145,537
Ubisoft Entertainment SA warrants 10/10/13 (a)(e)	3,080,130	1,651
		1,159,350
TOTAL INFORMATION TECHNOLOGY		4,789,045
MATERIALS - 0.1%
Metals & Mining - 0.1%
Randgold Resources Ltd. sponsored ADR	76,633	5,692
TELECOMMUNICATION SERVICES - 2.5%
Diversified Telecommunication Services - 1.1%
Level 3 Communications, Inc. (a)	4,754,147	104,829
Wireless Telecommunication Services - 1.4%
NII Holdings, Inc. (a)(d)(e)	17,120,769	122,927
TOTAL TELECOMMUNICATION SERVICES		227,756
TOTAL COMMON STOCKS (Cost $6,970,007)		8,886,465
Convertible Preferred Stocks - 0.2%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 0.2%
Household Durables - 0.2%
Roku, Inc. 8.00% (f) (Cost $15,000)	16,562,507	$ 15,000
Money Market Funds - 5.4%

Fidelity Cash Central Fund, 0.11% (b)	32,349,365	32,349
Fidelity Securities Lending Cash Central Fund, 0.12% (b)(c)	448,257,924	448,258
TOTAL MONEY MARKET FUNDS (Cost $480,607)		480,607
Cash Equivalents - 0.2%
	Maturity Amount (000s)
Investments in repurchase agreements in a joint trading account at 0.06%, dated 7/31/13 due 8/1/13 (Collateralized by U.S. Treasury Obligations) # (Cost $21,190)	$ 21,190	21,190
TOTAL INVESTMENT PORTFOLIO - 105.0% (Cost $7,486,804)		9,403,262
NET OTHER ASSETS (LIABILITIES) - (5.0)%		(450,133)
NET ASSETS - 100%		$ 8,953,129
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $18,315,000 or 0.2% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Dropbox, Inc.	5/2/12	$ 3,000
Roku, Inc. 8.00%	5/7/13	$ 15,000
# Additional information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value (000s)
$21,190,000 due 8/01/13 at 0.06%
Barclays Capital, Inc.	$ 5,919
Merrill Lynch, Pierce, Fenner & Smith, Inc.	4,143
UBS Securities LLC	11,128
$ 21,190
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 20
Fidelity Securities Lending Cash Central Fund	31,912
Total	$ 31,932
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Accretive Health, Inc.	$ 134,915	$ -	$ 1,010	$ -	$ 98,226
Angie's List, Inc.	19,482	82,327	13,763	-	89,531
Constant Contact, Inc.	32,819	21,849	6,097	-	55,980
Cray, Inc.	3,901	34,988	22,364	-	-
E2open, Inc.	-	33,882	-	-	37,709
ExactTarget, Inc.	-	139,504	231,558	-	-
Gameloft Se	44,521	-	-	-	62,909
Inphi Corp.	19,745	-	16,465	-	-
Marin Software, Inc.	-	23,367	-	-	26,341
NII Holdings, Inc.	88,138	24,865	-	-	122,927
NVE Corp.	25,650	-	9,821	-	13,166
Questcor Pharmaceuticals, Inc.	225,333	11,904	142,191	4,559	227,969
Radware Ltd.	-	78,856	14,022	-	49,088
Riverbed Technology, Inc.	-	322,562	156,763	-	135,456
ServiceSource International, Inc.	41,029	12,837	7,647	-	46,693
Synchronoss Technologies, Inc.	73,630	-	4,961	-	127,202
Ubisoft Entertainment SA	61,686	6,090	-	-	145,537
Ubisoft Entertainment SA warrants 10/10/13	207	-	217	-	1,651
Total	$ 771,056	$ 793,031	$ 626,879	$ 4,559	$ 1,240,385
Other Information

The following is a summary of the inputs used, as of July 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 1,259,515	$ 1,244,515	$ -	$ 15,000
Consumer Staples	512,109	512,109	-	-
Energy	1,169	1,169	-	-
Financials	262,221	262,221	-	-
Health Care	1,795,017	1,795,017	-	-
Industrials	48,941	48,941	-	-
Information Technology	4,789,045	4,785,730	-	3,315
Materials	5,692	5,692	-	-
Telecommunication Services	227,756	227,756	-	-
Money Market Funds	480,607	480,607	-	-
Cash Equivalents	21,190	-	21,190	-
Total Investments in Securities:	$ 9,403,262	$ 9,363,757	$ 21,190	$ 18,315

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	July 31, 2013

Assets
Investment in securities, at value (including securities loaned of $454,143 and repurchase agreements of $21,190) - See accompanying schedule: Unaffiliated issuers (cost $5,763,850)	$ 7,682,270
Fidelity Central Funds (cost $480,607)	480,607
Other affiliated issuers (cost $1,242,347)	1,240,385
Total Investments (cost $7,486,804)		$ 9,403,262
Cash		1
Receivable for investments sold		186,896
Receivable for fund shares sold		10,643
Dividends receivable		1,062
Distributions receivable from Fidelity Central Funds		488
Other receivables		278
Total assets		9,602,630

Liabilities
Payable for investments purchased	$ 189,288
Payable for fund shares redeemed	5,330
Accrued management fee	5,284
Other affiliated payables	1,095
Other payables and accrued expenses	246
Collateral on securities loaned, at value	448,258
Total liabilities		649,501

Net Assets		$ 8,953,129
Net Assets consist of:
Paid in capital		$ 6,294,615
Undistributed net investment income		6,993
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		735,092
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,916,429
Net Assets		$ 8,953,129

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	July 31, 2013

OTC: Net Asset Value, offering price and redemption price per share ($6,693,071 ÷ 84,743 shares)	$ 78.98

Class K: Net Asset Value, offering price and redemption price per share ($2,260,058 ÷ 28,394 shares)	$ 79.60

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended July 31, 2013

Investment Income
Dividends (including $4,559 earned from other affiliated issuers)		$ 52,140
Special dividends		11,578
Interest		2
Income from Fidelity Central Funds (including $31,912 from security lending)		31,932
Total income		95,652

Expenses
Management fee Basic fee	$ 44,865
Performance adjustment	(4,103)
Transfer agent fees	11,129
Accounting and security lending fees	1,305
Custodian fees and expenses	268
Independent trustees' compensation	47
Registration fees	83
Audit	73
Legal	36
Interest	11
Miscellaneous	70
Total expenses before reductions	53,784
Expense reductions	(1,575)	52,209
Net investment income (loss)		43,443
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,020,801
Other affiliated issuers	79,420
Foreign currency transactions	(97)
Futures contracts	826
Total net realized gain (loss)		1,100,950
Change in net unrealized appreciation (depreciation) on: Investment securities	1,322,675
Assets and liabilities in foreign currencies	(2)
Total change in net unrealized appreciation (depreciation)		1,322,673
Net gain (loss)		2,423,623
Net increase (decrease) in net assets resulting from operations		$ 2,467,066

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2013	Year ended July 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 43,443	$ (8,447)
Net realized gain (loss)	1,100,950	104,141
Change in net unrealized appreciation (depreciation)	1,322,673	(349,473)
Net increase (decrease) in net assets resulting from operations	2,467,066	(253,779)
Distributions to shareholders from net investment income	(33,821)	-
Share transactions - net increase (decrease)	(622,836)	(340,677)
Total increase (decrease) in net assets	1,810,409	(594,456)

Net Assets
Beginning of period	7,142,720	7,737,176
End of period (including undistributed net investment income of $6,993 and accumulated net investment loss of $2,569, respectively)	$ 8,953,129	$ 7,142,720

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - OTC

Years ended July 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 57.53	$ 59.28	$ 45.00	$ 38.73	$ 44.66
Income from Investment Operations
Net investment income (loss) B	.36 E	(.08) F	(.27)	(.23)	(.12)
Net realized and unrealized gain (loss)	21.37	(1.67)	14.55	6.50	(5.81)
Total from investment operations	21.73	(1.75)	14.28	6.27	(5.93)
Distributions from net investment income	(.28)	-	-	-	-
Net asset value, end of period	$ 78.98	$ 57.53	$ 59.28	$ 45.00	$ 38.73
Total Return A	37.93%	(2.95)%	31.73%	16.19%	(13.28)%
Ratios to Average Net Assets C, G
Expenses before reductions	.76%	.91%	.94%	1.06%	1.13%
Expenses net of fee waivers, if any	.76%	.91%	.94%	1.06%	1.13%
Expenses net of all reductions	.74%	.90%	.92%	1.04%	1.13%
Net investment income (loss)	.55% E	(.14)% F	(.49)%	(.51)%	(.37)%
Supplemental Data
Net assets, end of period (in millions)	$ 6,693	$ 5,499	$ 6,374	$ 5,080	$ 4,677
Portfolio turnover rate D	116%	149%	158%	163%	151%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .40%.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.20)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended July 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 57.94	$ 59.61	$ 45.19	$ 38.83	$ 44.68
Income from Investment Operations
Net investment income (loss) B	.45 F	- G, I	(.19)	(.16)	(.05)
Net realized and unrealized gain (loss)	21.53	(1.67)	14.61	6.52	(5.80)
Total from investment operations	21.98	(1.67)	14.42	6.36	(5.85)
Distributions from net investment income	(.32)	-	-	-	-
Net asset value, end of period	$ 79.60	$ 57.94	$ 59.61	$ 45.19	$ 38.83
Total Return A	38.11%	(2.80)%	31.91%	16.38%	(13.09)%
Ratios to Average Net Assets C, H
Expenses before reductions	.62%	.77%	.80%	.90%	.92%
Expenses net of fee waivers, if any	.62%	.77%	.80%	.90%	.92%
Expenses net of all reductions	.60%	.76%	.78%	.88%	.92%
Net investment income (loss)	.69% F	-% E, G	(.35)%	(.35)%	(.17)%
Supplemental Data
Net assets, end of period (in millions)	$ 2,260	$ 1,644	$ 1,363	$ 936	$ 489
Portfolio turnover rate D	116%	149%	158%	163%	151%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Amount represents less than .01%.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .53%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.06)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2013

(Amounts in thousands except percentages)

1. Organization.

Fidelity OTC Portfolio (the Fund) is a non-diversified fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers OTC and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and these securities are generally categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less may

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Valuation - continued

be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2013 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of July 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, futures transactions, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 2,274,584
Gross unrealized depreciation	(393,969)
Net unrealized appreciation (depreciation) on securities and other investments	$ 1,880,615

Tax Cost	$ 7,522,647

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 138,443
Undistributed long-term capital gain	$ 639,616
Net unrealized appreciation (depreciation)	$ 1,880,586

The tax character of distributions paid was as follows:

	July 31, 2013	July 31, 2012
Ordinary Income	$ 33,821	$ -

Repurchase Agreements. FMR has received an Exemptive Order from the SEC which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements may be collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by

Annual Report

3. Significant Accounting Policies - continued

Repurchase Agreements - continued

the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. The Financial Accounting Standards Board issued in December 2011, Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, and in January 2013, Accounting Standards Update No. 2013-1 Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. These updates create new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management expects that the impact of the update's adoption will be limited to additional financial statement disclosures as applicable.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

4. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end.

During the period the Fund recognized net realized gain (loss) of $826 related to its investment in futures contracts. This amount is included in the Statement of Operations.

Annual Report

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $8,614,135 and $9,279,939, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .35% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of OTC as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .55% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of OTC. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
OTC	$ 10,208.18
Class K	921.05
	$ 11,129

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

6. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions - continued

(depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $349 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 11,969.39%		$ 10

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $17 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are

Annual Report

8. Security Lending - continued

disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $10,519. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds, and includes $3,604 from securities loaned to FCM.

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average loan balance during the period for which loans were outstanding amounted to $27,714. The weighted average interest rate was .66%. The interest expense amounted to $1 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

10. Expense Reductions.

Commissions paid to certain brokers with whom FMR places trades on behalf of the Fund include an amount in addition to trade execution, which is rebated back to the Fund to offset certain expenses. This amount totaled $1,568 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by four hundred forty-one dollars.

In addition, FMR reimbursed a portion of the Fund's operating expenses during the period in the amount of $7.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2013	2012
From net investment income
OTC	$ 24,686	$ -
Class K	9,135	-
Total	$ 33,821	$ -

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2013	2012	2013	2012
OTC
Shares sold	13,349	24,727	$ 888,988	$ 1,432,210
Reinvestment of distributions	400	-	23,934	-
Shares redeemed	(24,580)	(36,677)	(1,536,509)	(2,097,412)
Net increase (decrease)	(10,831)	(11,950)	$ (623,587)	$ (665,202)
Class K
Shares sold	8,116	15,671	$ 517,177	$ 918,563
Reinvestment of distributions	152	-	9,135	-
Shares redeemed	(8,251)	(10,166)	(525,561)	(594,038)
Net increase (decrease)	17	5,505	$ 751	$ 324,525

13. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity OTC Portfolio:

We have audited the accompanying statement of assets and liabilities of Fidelity OTC Portfolio (the Fund), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2013, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity OTC Portfolio as of July 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

September 13, 2013

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 166 Fidelity funds. Mr. Curvey oversees 387 Fidelity funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 230 Fidelity funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person of the trust and the fund (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)

Year of Election or Appointment: 2011

Mr. O'Hanley serves as a Trustee and Chairman of the Board of Trustees of other Fidelity funds (2013-present), and is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present) and serves as a Trustee of other Fidelity funds (2013-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present) and serves as a Trustee of other Fidelity funds (2013-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2008-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (1965)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Vice President of other Fidelity funds (2013-present), Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as Vice President of other Fidelity funds (2009-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (1968)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Assistant Secretary of other Fidelity funds (2009-present), Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (1958)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (1968)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon also serves as Chief Compliance Officer of other Fidelity funds (2012-present). Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-
2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present), Deputy Treasurer (2008-present), and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-
present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (1971)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Deputy Treasurer of other Fidelity funds (2012-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as Assistant Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2012-2013), an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer of Fidelity's Equity and High Income Funds. Ms. Smith also serves as Deputy Treasurer of other Fidelity funds (2013-present) and is an employee of Fidelity Investments (2009-present). Previously, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as President and Treasurer (2013-present) and Assistant Treasurer (2010-present) of other Fidelity funds, Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2013-present), and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Deputy Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2008-2013), Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Gary W. Ryan (1958)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity OTC Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities; and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class K	09/09/13	09/06/13	$0.098	$6.680

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2013, $639,615,759 or, if subsequently determined to be different, the net capital gain of such year.

Class K designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class K designates 100% of the dividends distributed during the fiscal year as amounts which can be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity OTC Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is a part of the Fidelity family of funds.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or, in the case of the fund, underperformance.

Annual Report

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods, as shown below. A peer group comparison is not shown below.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity OTC Portfolio

The Board has discussed the fund's underperformance with FMR and has engaged with FMR to consider what steps might be taken to remediate the fund's underperformance.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 18% means that 82% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity OTC Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2012.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its July 2013 meeting, the Board voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate" effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Northern Trust Company
Chicago, IL

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

OTC-K-UANN-0913
1.863303.104

Fidelity®

Real Estate Income

Fund

Annual Report

July 31, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2013	Past 1 year	Past 5 years	Past 10 years
Fidelity® Real Estate Income Fund	10.71%	10.82%	7.48%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Real Estate Income Fund, a class of the fund, on July 31, 2003. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

22,000
20,000
17,500
15,000
12,500
10,000
9,000
$8,200
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
Period Ending Values
$20,568 Fidelity Real Estate Income Fund
$20,886 S&P 500® Index

Annual Report

Management's Discussion of Fund Performance

Market Recap: The fundamentals for commercial and residential property remained good throughout the 12-month period ending July 31, 2013. On the commercial side, demand continued to increase faster than the supply of new buildings, which, in turn, helped lift rental and occupancy rates. Meanwhile, single-family home prices continued to rise, boosting the slow-growing U.S. economy. For most of the period, real estate investment trust (REIT) common stocks performed well, although that situation abruptly reversed in May, when the Federal Reserve signaled its desire to bring its "quantitative easing" economic stimulus approach to a close. This caused a steep rise in interest rates, which weighed on the REIT market. Still, REIT stocks were positive performers for the 12 months, as the FTSE® NAREIT® All REITs Index gained 7.82%. Meanwhile, real estate bonds, reflected by The BofA Merrill LynchSM US Real Estate Index - a market-capitalization-weighted measure of the performance of investment-grade public debt of corporate issuers in the domestic real estate sector - rose 2.21%. The MSCI® REIT Preferred Index, which reflects the performance of real estate preferred stocks, returned 1.32%, while the broad U.S. equity market, as measured by the S&P 500® Index, generated a robust return of 25.00%.

Comments from Mark Snyderman, Portfolio Manager of Fidelity® Real Estate Income Fund: For the year, the fund's Retail Class shares gained 10.71%. In comparison, the Fidelity Real Estate Income Composite IndexSM - a 40/40/20 blend of the MSCI index, the BofA Merrill Lynch index and the FTSE® NAREIT® index, respectively - rose 3.02%. My strategy includes using thorough credit research to capitalize on inefficiencies in real estate securities markets. During the period, the fund's real estate investment trust (REIT) common stocks returned 21% - far ahead of the FTSE NAREIT index. Here, positions in net-lease companies Lexington Corporate Properties Trust and CapLease each added value. In contrast, mortgage REIT CYS Investments turned out to be more sensitive to the effects of rising interest rates than I anticipated, while student housing REIT American Campus Communities also lagged. Meanwhile, the fund's preferred real estate stocks were up about 7%, outpacing the MSCI index, thanks to my focus on higher-yielding preferreds. On the fixed-income side, commercial mortgage-backed securities, high-yield real estate bonds and investment-grade real estate bonds all handily beat the 2% return of the BofA Merrill Lynch index. The fund especially benefited from an investment in the bonds of commercial finance REIT iStar Financial. The fund's average cash weighting of 8%, however, limited the fund's upside.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2013 to July 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense RatioB	Beginning Account Value February 1, 2013	Ending Account Value July 31, 2013	Expenses Paid During Period* February 1, 2013 to July 31, 2013
Class A	1.07%
Actual		$ 1,000.00	$ 1,018.40	$ 5.35
HypotheticalA		$ 1,000.00	$ 1,019.49	$ 5.36
Class T	1.08%
Actual		$ 1,000.00	$ 1,018.40	$ 5.40
HypotheticalA		$ 1,000.00	$ 1,019.44	$ 5.41
Class C	1.80%
Actual		$ 1,000.00	$ 1,014.30	$ 8.99
HypotheticalA		$ 1,000.00	$ 1,015.87	$ 9.00
Real Estate Income	.83%
Actual		$ 1,000.00	$ 1,019.10	$ 4.16
HypotheticalA		$ 1,000.00	$ 1,020.68	$ 4.16
Institutional Class	.79%
Actual		$ 1,000.00	$ 1,019.50	$ 3.96
HypotheticalA		$ 1,000.00	$ 1,020.88	$ 3.96

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Stocks as of July 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
MFA Financial, Inc.	2.5	2.0
Equity Lifestyle Properties, Inc.	2.1	1.8
Acadia Realty Trust (SBI)	1.6	1.4
Ventas, Inc.	1.5	1.7
CBL & Associates Properties, Inc.	1.0	0.9
	8.7
Top 5 Bonds as of July 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Hilton Worldwide, Inc. term loan 4.442% 11/12/15	1.3	1.0
Banc of America Large Loan Trust floater Series 2010-HLTN Class HLTN, 2.491% 11/15/15	1.3	2.9
iStar Financial, Inc. Tranche B, term loan 4.5% 10/15/17	0.9	0.6
iStar Financial, Inc. 5.875% 3/15/16	0.9	1.0
Annaly Capital Management, Inc. 5% 5/15/15	0.8	1.0
	5.2
Top Five REIT Sectors as of July 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
REITs - Mortgage	15.3	12.7
REITs - Management/Investment	8.9	8.2
REITs - Health Care Facilities	6.2	6.5
REITs - Shopping Centers	5.3	6.1
REITs - Apartments	5.1	2.8
Asset Allocation (% of fund's net assets)
As of July 31, 2013 *		As of January 31, 2013 **
	Common Stocks 32.7%		Common Stocks 26.1%
	Preferred Stocks 12.8%		Preferred Stocks 13.5%
	Bonds 33.2%		Bonds 39.9%
	Convertible Securities 3.8%		Convertible Securities 3.5%
	Other Investments 11.0%		Other Investments 8.6%
	Short-Term Investments and Net Other Assets (Liabilities) 6.5%		Short-Term Investments and Net Other Assets (Liabilities) 8.4%
* Foreign investments	3.4%	** Foreign investments	3.8%

Annual Report

Investments July 31, 2013

Showing Percentage of Net Assets

Common Stocks - 32.7%
	Shares	Value
CONSUMER DISCRETIONARY - 0.6%
Hotels, Restaurants & Leisure - 0.3%
Hyatt Hotels Corp. Class A (a)	257,400	$ 11,647,350
Household Durables - 0.3%
NVR, Inc. (a)	6,700	6,201,520
Standard Pacific Corp. (a)	464,495	3,799,569
Stanley Martin Communities LLC Class B (a)	4,620	4,902,236
		14,903,325
TOTAL CONSUMER DISCRETIONARY		26,550,675
FINANCIALS - 31.0%
Capital Markets - 0.3%
Ellington Financial LLC	519,500	11,803,040
Real Estate Investment Trusts - 29.9%
Acadia Realty Trust (SBI)	2,606,449	67,194,255
AG Mortgage Investment Trust, Inc.	578,800	10,499,432
American Campus Communities, Inc.	392,100	15,060,561
American Residential Properties, Inc. (a)(h)	453,000	7,945,620
American Residential Properties, Inc. (a)	121,941	2,138,845
American Tower Corp.	366,600	25,951,614
Anworth Mortgage Asset Corp.	1,320,710	6,418,651
Apartment Investment & Management Co. Class A	1,317,300	38,702,274
Arbor Realty Trust, Inc. (g)	2,799,375	21,107,288
Associated Estates Realty Corp. (f)	781,408	11,939,914
AvalonBay Communities, Inc.	197,000	26,661,980
BioMed Realty Trust, Inc.	1,145,500	23,666,030
Blackstone Mortgage Trust, Inc.	280,900	7,101,152
Boardwalk (REIT)	126,200	7,079,782
Canadian (REIT)	131,600	5,275,019
CapLease, Inc.	2,656,300	22,525,424
CBL & Associates Properties, Inc.	1,845,873	42,030,528
Cedar Shopping Centers, Inc.	921,410	5,104,611
Chambers Street Properties (f)	687,393	5,561,009
Chartwell Retirement Residence	459,700	4,372,767
Chartwell Retirement Residence (h)	78,500	746,709
Chesapeake Lodging Trust	513,600	11,766,576
CYS Investments, Inc. (f)	2,004,739	16,639,334
DCT Industrial Trust, Inc.	1,235,100	9,275,601
DiamondRock Hospitality Co.	623,300	6,046,010
Douglas Emmett, Inc.	846,300	21,165,963
DuPont Fabros Technology, Inc.	316,600	7,253,306
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Investment Trusts - continued
Dynex Capital, Inc.	1,893,043	$ 18,192,143
EastGroup Properties, Inc.	209,900	12,984,414
Education Realty Trust, Inc.	402,600	3,796,518
Ellington Residential Mortgage REIT (f)	230,000	3,569,600
Equity Lifestyle Properties, Inc.	2,264,560	87,162,914
Equity Residential (SBI)	491,300	27,512,800
Excel Trust, Inc.	1,333,928	17,314,385
Extra Space Storage, Inc.	100,300	4,217,615
First Potomac Realty Trust	1,349,015	18,306,134
Glimcher Realty Trust	1,192,200	13,400,328
H&R REIT/H&R Finance Trust	284,100	5,977,413
Hatteras Financial Corp.	438,000	8,799,420
HCP, Inc.	199,000	8,730,130
Highwoods Properties, Inc. (SBI)	245,000	8,888,600
Lexington Corporate Properties Trust	3,246,382	40,709,630
LTC Properties, Inc.	499,513	19,316,168
MFA Financial, Inc.	12,948,193	103,326,569
Mid-America Apartment Communities, Inc. (f)	525,200	35,477,260
Monmouth Real Estate Investment Corp. Class A	249,773	2,442,780
National Retail Properties, Inc.	173,700	6,077,763
New Residential Investment Corp.	923,600	6,123,468
Newcastle Investment Corp.	2,964,200	17,192,360
NorthStar Realty Finance Corp. (f)	2,867,700	28,103,460
Parkway Properties, Inc.	135,008	2,362,640
Piedmont Office Realty Trust, Inc. Class A	949,200	17,171,028
Prologis, Inc.	819,387	31,431,685
RAIT Financial Trust	150,000	1,134,000
Rayonier, Inc.	259,800	15,182,712
Redwood Trust, Inc.	330,000	5,590,200
Retail Properties America, Inc.	897,650	12,647,889
Select Income (REIT)	416,600	11,239,868
Senior Housing Properties Trust (SBI)	911,300	22,919,195
Simon Property Group, Inc.	146,800	23,496,808
Stag Industrial, Inc.	848,669	17,592,908
Summit Hotel Properties, Inc.	692,000	7,003,040
Terreno Realty Corp.	1,204,564	22,091,704
Two Harbors Investment Corp.	1,560,480	15,651,614
Ventas, Inc.	966,746	63,553,882
Washington (REIT) (SBI)	471,900	12,684,672
Weyerhaeuser Co.	323,400	9,184,560
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Investment Trusts - continued
Whitestone REIT Class B (f)	183,267	$ 2,965,260
WP Carey, Inc. (f)	161,500	11,405,130
		1,232,160,922
Real Estate Management & Development - 0.6%
Brookfield Asset Management, Inc. Class A	267,600	9,903,102
Howard Hughes Corp. (a)	26,500	2,894,065
Kennedy-Wilson Holdings, Inc.	664,021	11,354,759
		24,151,926
Thrifts & Mortgage Finance - 0.2%
Home Loan Servicing Solutions Ltd.	388,800	9,731,664
TOTAL FINANCIALS		1,277,847,552
HEALTH CARE - 1.1%
Health Care Providers & Services - 1.1%
Brookdale Senior Living, Inc. (a)	1,081,000	31,478,720
Emeritus Corp. (a)	562,574	13,046,091
		44,524,811
TOTAL COMMON STOCKS (Cost $1,192,449,014)		1,348,923,038
Preferred Stocks - 13.9%

Convertible Preferred Stocks - 1.1%
FINANCIALS - 1.1%
Real Estate Investment Trusts - 1.1%
Alexandria Real Estate Equities, Inc. Series D 7.00%	95,000	2,410,625
CommonWealth REIT 6.50%	396,216	9,041,649
Excel Trust, Inc. 7.00% (h)	248,200	6,170,252
Health Care REIT, Inc. Series I, 6.50%	46,800	2,808,000
Lexington Corporate Properties Trust Series C, 6.50%	388,432	18,838,952
Ramco-Gershenson Properties Trust (SBI) Series D, 7.25%	40,000	2,327,600
Weyerhaeuser Co. Series A, 6.375% (a)	20,000	1,039,400
		42,636,478
Preferred Stocks - continued
	Shares	Value
Nonconvertible Preferred Stocks - 12.8%
CONSUMER DISCRETIONARY - 0.1%
Hotels, Restaurants & Leisure - 0.1%
Red Lion Hotels Capital Trust 9.50%	162,925	$ 4,218,128
FINANCIALS - 12.7%
Capital Markets - 0.1%
Arlington Asset Investment Corp. 6.625%	182,517	4,290,975
Real Estate Investment Trusts - 12.1%
AG Mortgage Investment Trust, Inc. 8.00%	324,817	7,675,426
American Capital Agency Corp. 8.00%	200,000	5,070,000
American Home Mortgage Investment Corp.:
Series A, 9.375% (a)	120,300	12
Series B, 9.25% (a)	124,100	12
Annaly Capital Management, Inc.:
Series A, 7.875%	134,900	3,403,527
Series C, 7.625%	77,837	1,931,136
Series D, 7.50%	213,116	5,157,407
Anworth Mortgage Asset Corp. Series A, 8.625%	309,630	7,802,676
Apollo Commercial Real Estate Finance, Inc. Series A, 8.625%	375,101	9,692,610
Apollo Residential Mortgage, Inc. Series A, 8.00%	279,276	6,702,624
Arbor Realty Trust, Inc.:
Series A, 8.25% (g)	189,089	4,748,025
Series B, 7.75% (a)(g)	240,000	5,901,600
Armour Residential REIT, Inc. Series B, 7.875%	153,654	3,595,504
Ashford Hospitality Trust, Inc.:
Series D, 8.45%	27,000	679,050
Series E, 9.00%	85,751	2,263,826
Boston Properties, Inc. 5.25%	50,000	1,217,500
Campus Crest Communities, Inc. Series A, 8.00%	248,431	6,501,439
CapLease, Inc.:
Series A, 8.125%	70,306	1,766,087
Series B, 8.375%	439,766	11,082,103
Series C, 7.25%	210,000	5,315,100
Capstead Mortgage Corp. Series E, 7.50%	202,984	4,851,318
CBL & Associates Properties, Inc.:
7.375%	289,876	7,272,989
Series E, 6.625%	95,000	2,310,400
Cedar Shopping Centers, Inc. Series B, 7.25%	326,128	8,185,813
CenterPoint Properties Trust Series D, 5.377%	3,575	2,288,000
Chesapeake Lodging Trust Series A, 7.75%	266,916	6,776,997
Colony Financial, Inc. Series A, 8.50%	282,171	7,333,624
CommonWealth REIT 7.50%	93,300	1,949,037
Preferred Stocks - continued
	Shares	Value
Nonconvertible Preferred Stocks - continued
FINANCIALS - continued
Real Estate Investment Trusts - continued
Coresite Realty Corp. Series A, 7.25%	258,224	$ 6,473,676
Corporate Office Properties Trust Series L, 7.375%	80,000	2,099,200
CubeSmart Series A, 7.75%	40,000	1,056,000
CYS Investments, Inc.:
Series A, 7.75%	117,824	2,733,517
Series B, 7.50% (a)	311,567	7,075,687
DDR Corp.:
Series J, 6.50%	237,721	5,702,927
Series K, 6.25%	228,888	5,481,868
Digital Realty Trust, Inc.:
Series E, 7.00%	40,000	1,000,000
Series G, 5.875%	145,444	3,141,590
Duke Realty LP Series L, 6.60%	10,666	266,543
Dynex Capital, Inc.:
Series A, 8.50%	362,932	9,109,593
Series B, 7.625%	252,120	5,889,523
Equity Lifestyle Properties, Inc. Series C, 6.75%	924,148	23,288,530
Essex Property Trust, Inc. Series H, 7.125%	40,000	1,032,000
Excel Trust, Inc. Series B, 8.125%	400,000	10,272,000
First Potomac Realty Trust 7.75%	415,296	10,847,532
General Growth Properties, Inc. Series A, 6.375%	40,986	940,219
Gladstone Commercial Corp. Series C, 7.125%	232,238	6,003,352
Glimcher Realty Trust:
6.875%	256,115	6,282,501
Series G, 8.125%	109,192	2,765,833
Series H, 7.50%	198,527	5,058,468
Hatteras Financial Corp. Series A, 7.625%	197,288	4,728,993
Health Care REIT, Inc. Series J, 6.50%	20,000	506,000
Hersha Hospitality Trust:
Series B, 8.00%	162,538	4,185,354
Series C, 6.875%	50,000	1,205,000
Hospitality Properties Trust Series D, 7.125%	40,800	1,041,216
Hudson Pacific Properties, Inc. 8.375%	394,069	10,328,548
Inland Real Estate Corp. Series A, 8.125%	423,500	10,867,010
Invesco Mortgage Capital, Inc. Series A, 7.75%	113,342	2,707,740
Investors Real Estate Trust Series B, 7.95%	126,572	3,278,215
iStar Financial, Inc.:
Series E, 7.875%	156,008	3,747,312
Series F, 7.80%	279,421	6,669,779
Preferred Stocks - continued
	Shares	Value
Nonconvertible Preferred Stocks - continued
FINANCIALS - continued
Real Estate Investment Trusts - continued
Kilroy Realty Corp. Series G, 6.875%	40,000	$ 979,600
Kite Realty Group Trust 8.25%	96,100	2,504,366
LaSalle Hotel Properties:
Series G, 7.25%	42,026	1,050,230
Series H, 7.50%	126,308	3,190,540
Series I, 6.375%	192,698	4,470,594
LBA Realty Fund II:
Series A, 8.75% (a)	69,000	2,742,750
Series B, 7.625%	31,240	609,180
MFA Financial, Inc.:
8.00%	538,930	13,672,654
Series B, 7.50% (a)	567,024	13,466,820
Monmouth Real Estate Investment Corp.:
7.625%	80,000	2,063,200
Series B, 7.875%	95,000	2,464,300
National Retail Properties, Inc.:
5.70% (a)	82,104	1,823,530
Series D, 6.625%	62,437	1,561,549
New York Mortgage Trust, Inc. Series B, 7.75%	123,101	2,891,642
Newcastle Investment Corp. Series B, 9.75%	14,660	384,092
NorthStar Realty Finance Corp.:
Series B, 8.25%	225,708	5,631,415
Series C, 8.875%	275,338	7,007,352
Series D, 8.50%	161,601	4,085,273
Pebblebrook Hotel Trust:
Series A, 7.875%	372,000	9,486,000
Series B, 8.00%	185,085	4,784,447
Series C, 6.50%	178,160	4,184,978
Pennsylvania (REIT) 7.375%	76,510	1,917,341
Prologis, Inc. Series Q, 8.54%	94,446	5,772,540
PS Business Parks, Inc. 6.875%	50,000	1,257,000
Regency Centers Corp. Series 6, 6.625%	62,261	1,557,148
Retail Properties America, Inc. 7.00%	194,782	4,733,203
Sabra Health Care REIT, Inc. Series A, 7.125%	200,000	5,090,000
Saul Centers, Inc.:
8.00%	38,072	967,410
Series C, 6.875%	315,478	7,950,046
Stag Industrial, Inc.:
Series A, 9.00%	280,000	7,560,000
Preferred Stocks - continued
	Shares	Value
Nonconvertible Preferred Stocks - continued
FINANCIALS - continued
Real Estate Investment Trusts - continued
Stag Industrial, Inc.: - continued
Series B, 6.625%	80,000	$ 1,837,600
Strategic Hotel & Resorts, Inc.:
Series A, 8.50%	92,323	2,215,752
Series B, 8.25%	80,000	1,912,000
Summit Hotel Properties, Inc.:
Series A, 9.25%	138,340	3,701,978
Series B, 7.875%	190,173	4,839,903
Series C, 7.125%	153,212	3,733,776
Sun Communities, Inc. Series A, 7.125%	360,000	9,072,000
Sunstone Hotel Investors, Inc. Series D, 8.00%	60,362	1,549,493
Taubman Centers, Inc. Series K, 6.25%	96,120	2,278,044
Terreno Realty Corp. Series A, 7.75%	213,690	5,523,887
UMH Properties, Inc. Series A, 8.25%	600,000	15,768,000
Urstadt Biddle Properties, Inc. Series F, 7.125%	210,000	5,363,400
Vornado Realty LP 7.875%	54,682	1,452,354
Weingarten Realty Investors (SBI) Series F, 6.50%	49,813	1,256,284
Winthrop Realty Trust:
7.75%	540,000	13,797,000
Series D, 9.25%	65,000	1,756,300
		499,176,539
Real Estate Management & Development - 0.5%
Forest City Enterprises, Inc. 7.375%	657,000	16,425,000
Kennedy-Wilson, Inc. 7.75%	141,574	3,569,081
		19,994,081
TOTAL FINANCIALS		523,461,595
TOTAL NONCONVERTIBLE PREFERRED STOCKS		527,679,723
TOTAL PREFERRED STOCKS (Cost $567,835,343)		570,316,201
Corporate Bonds - 19.9%
		Principal Amount (e)	Value
Convertible Bonds - 2.7%
CONSUMER DISCRETIONARY - 0.1%
Hotels, Restaurants & Leisure - 0.1%
Morgans Hotel Group Co. 2.375% 10/15/14		$ 4,510,000	$ 4,425,438
Household Durables - 0.0%
M/I Homes, Inc. 3% 3/1/18		1,790,000	1,806,289
TOTAL CONSUMER DISCRETIONARY			6,231,727
FINANCIALS - 2.6%
Diversified Financial Services - 0.4%
IAS Operating Partnership LP 5% 3/15/18 (h)		15,490,000	14,289,525
Real Estate Investment Trusts - 2.2%
Annaly Capital Management, Inc. 5% 5/15/15		34,396,000	34,804,453
Ares Commercial Real Estate Corp. 7% 12/15/15 (h)		14,700,000	14,323,313
CapLease, Inc. 7.5% 10/1/27 (h)		5,180,000	5,180,000
Colony Financial, Inc. 5% 4/15/23		9,000,000	9,190,800
Northstar Realty Finance LP 5.375% 6/15/33 (h)		2,000,000	2,108,000
Pennymac Corp. 5.375% 5/1/20 (h)		4,000,000	3,795,000
Redwood Trust, Inc. 4.625% 4/15/18		8,500,000	8,436,250
Starwood Property Trust, Inc.:
4% 1/15/19		3,000,000	3,163,125
4.55% 3/1/18		9,000,000	9,485,100
			90,486,041
Real Estate Management & Development - 0.0%
Forest City Enterprises, Inc. 3.625% 8/15/20 (h)		1,000,000	981,875
Grubb & Ellis Co. 7.95% 5/1/15 (d)(h)		5,500,000	11,000
			992,875
TOTAL FINANCIALS			105,768,441
TOTAL CONVERTIBLE BONDS			112,000,168
Nonconvertible Bonds - 17.2%
CONSUMER DISCRETIONARY - 5.7%
Hotels, Restaurants & Leisure - 0.6%
CityCenter Holdings LLC/CityCenter Finance Corp. 7.625% 1/15/16		3,505,000	3,715,300
FelCor Lodging LP:
5.625% 3/1/23		2,000,000	1,950,000
Corporate Bonds - continued
		Principal Amount (e)	Value
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Hotels, Restaurants & Leisure - continued
FelCor Lodging LP: - continued
6.75% 6/1/19		$ 5,875,000	$ 6,198,125
RHP Hotel Properties LP/RHP Finance Co. 5% 4/15/21 (h)		2,000,000	1,960,000
Times Square Hotel Trust 8.528% 8/1/26 (h)		8,707,232	11,165,196
			24,988,621
Household Durables - 5.1%
Ashton Woods USA LLC/Ashton Woods Finance Co. 6.875% 2/15/21 (h)		10,000,000	10,175,000
Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp. 6.125% 7/1/22 (h)		1,000,000	1,022,500
Brookfield Residential Properties, Inc. 6.5% 12/15/20 (h)		1,615,000	1,691,713
D.R. Horton, Inc.:
4.75% 5/15/17		2,000,000	2,080,000
5.75% 8/15/23		2,510,000	2,510,000
KB Home:
5.875% 1/15/15		7,000,000	7,280,000
7.25% 6/15/18		7,420,000	8,106,350
8% 3/15/20		8,465,000	9,438,475
9.1% 9/15/17		17,595,000	20,146,275
Lennar Corp.:
4.125% 12/1/18 (h)		5,520,000	5,326,800
5.6% 5/31/15		6,000,000	6,358,200
6.5% 4/15/16		4,000,000	4,310,000
6.95% 6/1/18		14,280,000	15,708,000
M/I Homes, Inc. 8.625% 11/15/18		26,055,000	28,399,950
Meritage Homes Corp.:
7% 4/1/22		7,525,000	8,202,250
7.15% 4/15/20		7,060,000	7,766,000
Ryland Group, Inc.:
6.625% 5/1/20		1,555,000	1,644,413
8.4% 5/15/17		5,420,000	6,287,200
Standard Pacific Corp.:
7% 8/15/15		4,000,000	4,330,000
8.375% 5/15/18		28,983,000	33,547,823
10.75% 9/15/16		8,415,000	10,129,556
Corporate Bonds - continued
		Principal Amount (e)	Value
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Household Durables - continued
Toll Brothers Finance Corp. 5.875% 2/15/22		$ 1,550,000	$ 1,619,750
William Lyon Homes, Inc. 8.5% 11/15/20		13,595,000	14,886,525
			210,966,780
TOTAL CONSUMER DISCRETIONARY			235,955,401
CONSUMER STAPLES - 0.0%
Food & Staples Retailing - 0.0%
Ahold Lease Series 2001 A1 pass thru trust certificates 7.82% 1/2/20		907,635	1,030,165
FINANCIALS - 10.2%
Diversified Financial Services - 0.6%
Cantor Commercial Real Estate Co. LP/CCRE Finance Corp. 7.75% 2/15/18 (h)		4,755,000	4,873,875
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
6% 8/1/20 (h)		3,000,000	3,003,750
7.75% 1/15/16		10,820,000	11,239,275
8% 1/15/18		5,240,000	5,534,750
			24,651,650
Real Estate Investment Trusts - 6.7%
Camden Property Trust 5% 6/15/15		1,100,000	1,177,473
Commercial Net Lease Realty, Inc.:
6.15% 12/15/15		2,526,000	2,802,857
6.25% 6/15/14		8,355,000	8,721,676
CubeSmart LP 4.8% 7/15/22		2,000,000	2,092,340
Developers Diversified Realty Corp.:
5.5% 5/1/15		4,000,000	4,279,748
7.5% 4/1/17		6,000,000	7,034,316
7.5% 7/15/18		8,756,000	10,495,432
7.875% 9/1/20		4,637,000	5,723,876
9.625% 3/15/16		3,836,000	4,588,017
Equity One, Inc.:
5.375% 10/15/15		3,500,000	3,798,533
6.25% 1/15/17		3,000,000	3,349,932
Equity Residential 5.125% 3/15/16		7,201,000	7,926,717
Health Care Property Investors, Inc.:
5.625% 5/1/17		2,980,000	3,340,714
6% 6/15/14		2,340,000	2,439,768
Corporate Bonds - continued
		Principal Amount (e)	Value
Nonconvertible Bonds - continued
FINANCIALS - continued
Real Estate Investment Trusts - continued
Health Care Property Investors, Inc.: - continued
6% 3/1/15		$ 1,000,000	$ 1,073,503
6% 1/30/17		2,383,000	2,691,134
7.072% 6/8/15		1,500,000	1,658,097
Health Care REIT, Inc.:
3.625% 3/15/16		7,685,000	8,092,858
4.125% 4/1/19		2,000,000	2,114,364
6% 11/15/13		1,000,000	1,014,204
6.2% 6/1/16		2,750,000	3,094,146
Healthcare Realty Trust, Inc.:
3.75% 4/15/23		4,022,000	3,807,491
5.75% 1/15/21		3,095,000	3,392,275
6.5% 1/17/17		2,875,000	3,239,464
Highwoods/Forsyth LP:
3.625% 1/15/23		1,607,000	1,507,782
5.85% 3/15/17		2,800,000	3,087,101
Hospitality Properties Trust:
5% 8/15/22		3,177,000	3,213,914
5.625% 3/15/17		915,000	995,560
7.875% 8/15/14		1,000,000	1,034,937
HRPT Properties Trust:
5.75% 11/1/15		4,826,000	5,043,720
6.25% 8/15/16		9,675,000	10,290,775
6.25% 6/15/17		1,055,000	1,115,920
6.65% 1/15/18		4,246,000	4,551,606
iStar Financial, Inc.:
3.875% 7/1/16		2,855,000	2,826,450
5.85% 3/15/17		3,587,000	3,694,610
5.875% 3/15/16		34,260,000	35,801,700
6.05% 4/15/15		14,630,000	15,215,200
7.125% 2/15/18		5,725,000	6,125,750
9% 6/1/17		9,175,000	10,367,750
MPT Operating Partnership LP/MPT Finance Corp.:
6.375% 2/15/22		3,610,000	3,799,525
6.875% 5/1/21		2,000,000	2,135,000
National Retail Properties, Inc. 3.3% 4/15/23		2,000,000	1,852,958
Nationwide Health Properties, Inc. 6% 5/20/15		5,670,000	6,176,019
Omega Healthcare Investors, Inc.:
6.75% 10/15/22		2,115,000	2,294,775
Corporate Bonds - continued
		Principal Amount (e)	Value
Nonconvertible Bonds - continued
FINANCIALS - continued
Real Estate Investment Trusts - continued
Omega Healthcare Investors, Inc.: - continued
7.5% 2/15/20		$ 1,000,000	$ 1,095,000
Pan Pacific Retail Properties, Inc. 5.95% 6/1/14		1,750,000	1,822,919
Potlatch Corp. 7.5% 11/1/19		1,000,000	1,150,000
ProLogis LP:
6.625% 5/15/18		6,480,000	7,555,162
7.625% 7/1/17		4,690,000	5,373,446
Reckson Operating Partnership LP/SL Green Realty Corp./SL Green Operating Partnership LP 7.75% 3/15/20		2,000,000	2,368,846
Senior Housing Properties Trust:
4.3% 1/15/16		5,000,000	5,202,760
6.75% 4/15/20		13,624,000	15,113,893
6.75% 12/15/21		8,000,000	8,882,688
United Dominion Realty Trust, Inc.:
5.13% 1/15/14		2,520,000	2,567,462
5.25% 1/15/15		1,000,000	1,055,403
5.25% 1/15/16		4,000,000	4,329,236
			275,596,802
Real Estate Management & Development - 2.8%
AMB Property LP 5.9% 8/15/13		400,000	400,547
BioMed Realty LP 3.85% 4/15/16		2,000,000	2,105,004
Brandywine Operating Partnership LP:
5.4% 11/1/14		6,750,000	7,096,356
7.5% 5/15/15		1,000,000	1,105,530
CB Richard Ellis Services, Inc.:
5% 3/15/23		6,020,000	5,779,200
6.625% 10/15/20		1,205,000	1,284,831
Colonial Properties Trust 6.25% 6/15/14		3,094,000	3,233,901
Colonial Realty LP 6.05% 9/1/16		2,500,000	2,800,762
Corporate Office Properties LP 3.6% 5/15/23 (h)		5,000,000	4,634,915
ERP Operating LP 5.25% 9/15/14		4,815,000	5,053,554
Forest City Enterprises, Inc. 6.5% 2/1/17		17,420,000	17,458,324
Host Hotels & Resorts LP 5.25% 3/15/22		2,000,000	2,083,290
Kennedy-Wilson, Inc. 8.75% 4/1/19		20,410,000	22,144,850
Realogy Corp.:
7.875% 2/15/19 (h)		7,085,000	7,687,225
9% 1/15/20 (h)		1,920,000	2,198,400
Corporate Bonds - continued
		Principal Amount (e)	Value
Nonconvertible Bonds - continued
FINANCIALS - continued
Real Estate Management & Development - continued
Regency Centers LP:
5.25% 8/1/15		$ 4,509,000	$ 4,851,756
5.875% 6/15/17		400,000	446,543
Toys 'R' Us Property Co. I LLC 10.75% 7/15/17		2,490,000	2,633,200
Ventas Realty LP/Ventas Capital Corp.:
2.7% 4/1/20		3,000,000	2,849,517
3.125% 11/30/15		13,807,000	14,473,740
4% 4/30/19		2,262,000	2,371,949
Wells Operating Partnership II LP 5.875% 4/1/18		3,000,000	3,153,165
			115,846,559
Thrifts & Mortgage Finance - 0.1%
Wrightwood Capital LLC 1.9% 4/20/20 (d)		3,781,040	3,157,168
TOTAL FINANCIALS			419,252,179
HEALTH CARE - 0.9%
Health Care Equipment & Supplies - 0.3%
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp. 7.75% 2/15/19		10,410,000	11,190,750
Health Care Providers & Services - 0.6%
Sabra Health Care LP/Sabra Capital Corp.:
5.375% 6/1/23		2,795,000	2,725,125
8.125% 11/1/18		21,426,000	23,032,950
			25,758,075
TOTAL HEALTH CARE			36,948,825
INDUSTRIALS - 0.2%
Commercial Services & Supplies - 0.1%
Iron Mountain, Inc. 5.75% 8/15/24		4,235,000	4,002,075
Industrial Conglomerates - 0.1%
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp. 7.375% 10/1/17 (h)		3,050,000	3,149,125
TOTAL INDUSTRIALS			7,151,200
Corporate Bonds - continued
		Principal Amount (e)	Value
Nonconvertible Bonds - continued
INFORMATION TECHNOLOGY - 0.1%
Internet Software & Services - 0.1%
CyrusOne LP/CyrusOne Finance Corp. 6.375% 11/15/22		$ 3,000,000	$ 3,150,000
TELECOMMUNICATION SERVICES - 0.1%
Wireless Telecommunication Services - 0.1%
Crown Castle International Corp. 5.25% 1/15/23		4,000,000	3,850,000
TOTAL NONCONVERTIBLE BONDS			707,337,770
TOTAL CORPORATE BONDS (Cost $772,590,551)			819,337,938
Asset-Backed Securities - 3.1%

Anthracite CDO III Ltd./Anthracite CDO III Corp. Series 2004-1A Class A, 0.551% 3/23/19 (h)(i)		157,192	154,442
Capital Trust RE CDO Ltd. Series 2005-1A Class D, 1.6915% 3/20/50 (h)(i)		2,250,000	104,625
Capital Trust RE CDO Ltd./Capital Trust RE CDO Corp. Series 2005-3A Class A2, 5.16% 6/25/35 (h)		903,043	898,528
CapitalSource Real Estate Loan Trust Series 2006-1A Class A2A, 0.5186% 1/20/37 (h)(i)		634,553	599,653
CapLease CDO Ltd. Series 2005-1A Class A, 4.926% 1/29/40 (h)		1,069,411	1,058,717
CBRE Realty Finance CDO LLC Series 2007-1A Class A1, 0.5209% 4/7/52 (h)(i)		4,042,150	3,840,042
Conseco Finance Securitizations Corp. Series 2002-2 Class M2, 9.163% 3/1/33 (i)		500,000	439,412
Crest Clarendon Street Ltd./Crest Clarendon Corp. Series 2002-1A Class D, 9% 12/28/35 (h)		536,066	361,738
Crest Dartmouth Street Ltd./Crest Dartmouth Street Corp. Series 2003-1A Class D, 9% 6/28/38 (h)		1,064,351	798,264
Deutsche Financial Capital Securitization LLC Series 1997-I Class M, 7.275% 9/15/27		9,500,000	9,081,535
Fairfield Street Solar Corp. Series 2004-1A Class E1, 3.6378% 11/28/39 (h)(i)		587,788	17,634
Green Tree Financial Corp.:
Series 1996-4 Class M1, 7.75% 6/15/27		1,788,179	1,701,552
Series 1997-3 Class M1, 7.53% 3/15/28		7,238,253	5,989,821
Asset-Backed Securities - continued
		Principal Amount (e)	Value
GSR Mortgage Loan Trust Series 2005-HE3 Class B3, 2.69% 6/25/35 (i)(k)		$ 695,471	$ 30,822
Guggenheim Structured Real Estate Funding Ltd./Guggenheim Structured Real Estate Funding LLC Series 2005-2A:
Class D, 1.74% 8/26/30 (h)(i)		735,000	691,856
Class E, 2.19% 8/26/30 (h)(i)		1,517,957	971,493
HLSS Servicer Advance Receivables Backed Notes Series 2013-T2 Class D2, 2.388% 5/16/44 (h)		3,000,000	2,966,250
Lehman ABS Manufactured Housing Contract Trust Series 2001-B Class M2, 7.17% 4/15/40		1,084,685	530,826
Merit Securities Corp. Series 13 Class M1, 8.63% 12/28/33 (i)		1,923,000	2,057,320
Mesa West Capital CDO Ltd.:
Series 2007-1A Class A2, 0.48% 2/25/47 (h)(i)		20,390,000	18,758,800
Series 2007-1A Class A1, 0.45% 2/25/47 (h)(i)		6,377,223	6,122,134
N-Star Real Estate CDO Ltd. Series 1A Class C1B, 7.696% 8/28/38 (h)		899,989	773,990
Newcastle Investment Trust Series 2011-MH1 Class A, 2.45% 12/10/33 (h)		2,119,870	2,150,019
Prima Capital Ltd. Series 2006-CR1A Class A2, 5.533% 12/28/48 (h)		7,748,554	7,903,526
Taberna Preferred Funding III Ltd. Series 2005-3A Class D, 2.9231% 2/5/36 (h)(i)		3,693,580	369
Wachovia Ltd./Wachovia LLC:
Series 2006-1 Class 1ML, 0.9993% 9/25/26 (h)(i)		2,000,000	1,240,000
Series 2006-1A:
Class A1A, 0.5328% 9/25/26 (h)(i)		7,955,179	7,855,739
Class A1B, 0.6028% 9/25/26 (h)(i)		22,506,000	20,705,520
Class A2B, 0.5828% 9/25/26 (h)(i)		1,212,270	1,154,688
Class B, 0.6328% 9/25/26 (h)(i)		3,450,000	3,268,875
Class C, 0.8028% 9/25/26 (h)(i)		7,030,000	6,537,900
Class E, 1.0028% 9/25/26 (h)(i)		1,000,000	895,000
Class F, 1.4228% 9/25/26 (h)(i)		3,483,000	3,047,625
Class G, 1.6228% 9/25/26 (h)(i)		1,599,000	1,395,128
Class H, 1.9228% 9/25/26 (h)(i)		1,535,000	1,331,613
Class J, 3.0228% 9/25/26 (h)(i)		1,500,000	1,303,200
Class K, 3.5228% 9/25/26 (h)(i)		2,475,000	2,103,750
Class L, 4.2728% 9/25/26 (h)(i)		1,500,000	1,290,000
Asset-Backed Securities - continued
		Principal Amount (e)	Value
Wrightwood Capital Real Estate CDO Ltd. Series 2005-1A:
Class A1, 0.5936% 11/21/40 (h)(i)		$ 8,831,580	$ 8,213,370
Class F, 2.2236% 11/21/40 (h)(i)		250,000	50,000
TOTAL ASSET-BACKED SECURITIES (Cost $127,734,548)			128,395,776
Collateralized Mortgage Obligations - 0.4%

Private Sponsor - 0.4%
COMM pass-thru certificates Series 2007-FL14 Class AJ, 0.371% 6/15/22 (h)(i)		1,672,831	1,661,618
Countrywide Home Loans, Inc.:
Series 2002-38 Class B3, 5% 2/25/18 (h)		45,480	15,449
Series 2002-R2 Class 2B3, 3.6535% 7/25/33 (h)(i)		195,218	35,053
Series 2003-40 Class B3, 4.5% 10/25/18 (h)		37,258	949
Series 2003-R3:
Class B2, 5.5% 11/25/33 (h)		1,272,916	250,515
Class B3, 5.5% 11/25/33		52,966	1,171
Series 2004-R1 Class 1B3, 5.5% 11/25/34 (h)(i)		94,445	7,011
FREMF Mortgage Trust:
Series 2010-K6 Class B, 5.5328% 12/25/46 (h)(i)		4,500,000	4,717,818
Series 2010-K7 Class B, 5.6188% 4/25/20 (h)(i)		3,200,000	3,367,498
Merrill Lynch Mortgage Investors Trust Series 1998-C3 Class F, 6% 12/15/30 (h)		5,783,417	5,954,004
RESI Finance LP/RESI Finance DE Corp. floater:
Series 2003-B Class B9, 12.1428% 7/10/35 (h)(i)		216,490	226,264
Series 2005-A Class B6, 2.1928% 3/10/37 (h)(i)		664,645	4,254
Residential Funding Securities Corp. Series 2002-RM1 Class BI1, 5.5% 12/25/17 (h)		24,251	21,211
RESIX Finance Ltd. floater:
Series 2003-D Class B8, 6.6928% 12/10/35 (h)(i)		219,521	72,333
Series 2004-A Class B7, 4.4428% 2/10/36 (h)(i)		241,587	108,601
Series 2004-B Class B7, 4.1928% 2/10/36 (h)(i)		290,032	119,677
TOTAL PRIVATE SPONSOR			16,563,426
U.S. Government Agency - 0.0%
Fannie Mae REMIC Trust:
Series 2001-W3 subordinate REMIC pass thru certificates, Class B3, 7% 9/25/41 (k)		138,253	65,777
Series 2002-W1 subordinate REMIC pass thru certificates, Class 3B3, 3.1861% 2/25/42 (h)(i)		94,047	53,961
Collateralized Mortgage Obligations - continued
		Principal Amount (e)	Value
U.S. Government Agency - continued
Fannie Mae REMIC Trust: - continued
Series 2003-W1 subordinate REMIC pass thru certificates, Class B3, 4.8488% 12/25/42 (i)(k)		$ 209,985	$ 54,010
Series 2003-W10 subordinate REMIC pass thru certificates, Class 2B3, 3.1684% 6/25/43 (h)(i)		140,041	57,747
Series 2003-W4 subordinate REMIC pass thru certificates, Class 2B3, 3.1779% 10/25/42 (h)(i)		61,299	32,335
TOTAL U.S. GOVERNMENT AGENCY			263,830
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $17,966,869)			16,827,256
Commercial Mortgage Securities - 12.5%

ACGS Series 2004-1 Class P, 7.4605% 8/1/19 (k)		3,234,240	3,192,043
Americold LLC Trust Series 2010-ARTA Class D, 7.443% 1/14/29 (h)		2,000,000	2,287,786
Banc of America Commercial Mortgage Trust:
Series 2005-1 Class CJ, 5.4031% 11/10/42 (i)		3,580,000	3,803,535
Series 2005-5 Class D, 5.4033% 10/10/45 (i)		4,000,000	4,036,092
Series 2005-6 Class AJ, 5.3576% 9/10/47 (i)		5,000,000	5,359,625
Banc of America Large Loan Trust floater Series 2010-HLTN Class HLTN, 2.491% 11/15/15 (h)(i)		52,636,093	52,890,536
Banc of America Large Loan, Inc. floater Series 2005-MIB1 Class K, 2.191% 3/15/22 (h)(i)		760,684	517,153
Banc of America REMIC Trust Series 2012-CLMZ Class A, 7.691% 8/15/17 (h)(i)		4,900,000	5,096,000
Bear Stearns Commercial Mortgage Securities, Inc. Series 2006-PW11 Class AJ, 5.6112% 3/11/39 (i)		5,700,000	5,921,936
Bear Stearns Commercial Mortgage Securities Trust Series 2006-T22 Class B, 5.7655% 4/12/38 (h)(i)		2,520,000	2,696,637
COMM Mortgage Trust:
sequential payer Series 2013-LC6 Class E, 3.5% 1/10/46 (h)		4,300,000	2,971,283
Series 2012-CR5 Class D, 4.4794% 12/10/45 (h)(i)		2,000,000	1,805,966
Series 2013-CR9 Class D, 4.403% 7/10/45 (h)		1,000,000	787,813
COMM pass-thru certificates floater Series 2006-FL12:
Class AJ, 0.321% 12/15/20 (h)(i)		2,583,778	2,546,874
Class B, 0.361% 12/15/20 (h)(i)		2,625,202	2,567,503
Commercial Mortgage Trust pass-thru certificates:
Series 2005-C6 Class AJ, 5.209% 6/10/44 (i)		5,000,000	5,238,340
Commercial Mortgage Securities - continued
		Principal Amount (e)	Value
Commercial Mortgage Trust pass-thru certificates: - continued
Series 2012-CR1:
Class C, 5.5468% 5/15/45 (i)		$ 1,000,000	$ 1,011,933
Class D, 5.5468% 5/15/45 (h)(i)		5,550,000	5,073,133
Series 2012-CR2:
Class D, 5.02% 8/15/45 (h)(i)		4,500,000	4,255,686
Class E, 5.02% 8/15/45 (h)(i)		6,000,000	5,287,152
Series 2012-LC4:
Class C, 5.8238% 12/10/44 (i)		2,000,000	2,067,198
Class D, 5.8238% 12/10/44 (h)(i)		8,000,000	7,511,608
Credit Suisse First Boston Mortgage Securities Corp.:
Series 1998-C1 Class F, 6% 5/17/40 (h)		1,855,830	2,011,970
Series 1998-C2 Class F, 6.75% 11/15/30 (h)		3,000,000	3,119,874
DBUBS Mortgage Trust Series 2011-LC1A Class E, 5.7284% 11/10/46 (h)(i)		12,490,000	12,137,270
Deutsche Mortgage & Asset Receiving Corp. Series 1998-C1 Class J, 6.22% 6/15/31		543,989	543,624
DLJ Commercial Mortgage Corp. Series 1998-CG1 Class B4, 7.3882% 6/10/31 (h)(i)		216,298	216,252
Extended Stay America Trust Series 2013-ESHM Class M, 7.625% 12/5/19 (h)		10,950,000	11,184,607
Freddie Mac:
pass-thru certificates:
Series K011 Class X3, 2.6621% 12/25/43 (i)(j)		12,206,096	1,828,693
Series K012 Class X3, 2.3659% 1/25/41 (i)(j)		21,072,886	2,820,943
Series K013 Class X3, 2.8848% 1/25/43 (i)(j)		14,360,000	2,358,257
Series KAIV Class X2, 3.6147% 6/25/46 (i)(j)		7,430,000	1,578,865
G-Force LLC sequential payer Series 2005-RRA Class A2, 4.83% 8/22/36 (h)		3,294,724	3,311,197
GMAC Commercial Mortgage Securities, Inc.:
Series 1997-C2 Class G, 6.75% 4/15/29 (i)		870,077	967,580
Series 1999-C3 Class J, 6.974% 8/15/36 (h)		1,500,000	1,561,283
Series 2000-C1 Class K, 7% 3/15/33		190,322	140,399
GS Mortgage Securities Corp. II:
floater Series 2007-EOP Class L, 5.4585% 3/6/20 (h)(i)		1,400,000	1,398,697
Series 2010-C1:
Class D, 6.1268% 8/10/43 (h)(i)		4,000,000	4,023,956
Class E, 4% 8/10/43 (h)		3,770,000	2,854,120
Series 2012-GCJ7:
Class C, 5.9064% 5/10/45 (i)		6,500,000	6,802,575
Class D, 5.9064% 5/10/45 (h)(i)		2,000,000	1,882,940
Commercial Mortgage Securities - continued
		Principal Amount (e)	Value
GS Mortgage Securities Corp. Trust Series 2011-ALF Class E, 4.953% 2/10/21 (h)		$ 9,185,000	$ 9,210,718
GS Mortgage Securities Trust:
Series 2010-C2 Class D, 5.4004% 12/10/43 (h)(i)		3,000,000	2,856,888
Series 2011-GC5:
Class C, 5.4744% 8/10/44 (h)(i)		9,000,000	9,317,997
Class D, 5.4744% 8/10/44 (h)(i)		4,000,000	3,744,660
Series 2012-GC6 Class C, 5.8263% 1/10/45 (h)(i)		3,600,000	3,782,745
JP Morgan Chase Commercial Mortgage Securities Trust floater:
Series 2013-JWMZ Class M, 6.191% 4/15/18 (h)(i)		2,225,379	2,242,065
Series 2013-JWRZ Class E, 3.931% 4/15/30 (h)(i)		3,400,000	3,385,373
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2001-A:
Class G, 6% 10/15/32 (h)(i)		2,034,288	36,685
Class X, 0.6365% 10/15/32 (h)(i)(j)		4,717,838	29,956
Series 2002-C1 Class E, 6.135% 7/12/37 (h)		1,603,638	1,605,251
Series 2003-C1 Class F, 6.1832% 1/12/37 (h)(i)		1,000,000	1,000,000
Series 2009-IWST:
Class C, 7.6935% 12/5/27 (h)(i)		3,000,000	3,579,231
Class D, 7.6935% 12/5/27 (h)(i)		9,550,000	10,777,022
Series 2010-CNTM Class MZ, 8.5% 8/5/20 (h)		9,000,000	9,555,212
Series 2010-CNTR:
Class D, 6.3899% 8/5/32 (h)(i)		4,500,000	4,911,768
Class XB, 1.1366% 8/5/32 (h)(i)(j)		32,655,000	1,504,759
Series 2012-CBX Class C, 5.3611% 6/16/45 (i)		4,530,000	4,548,004
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2005-LDP5 Class AJ, 5.4883% 12/15/44 (i)		3,470,000	3,671,251
Series 2011-C5 Class C, 5.4915% 8/15/46 (h)(i)		6,525,375	6,838,456
JPMorgan Chase Commercial Mortgage Trust Series 2013-LC11 Class D, 4.3844% 4/15/46 (i)		3,750,000	3,031,806
JPMorgan Commercial Mortgage Finance Corp. Series 1999-C8:
Class G, 6% 7/15/31 (h)		600,122	601,704
Class H, 6% 7/15/31 (h)		1,424,589	838,020
LB Commercial Conduit Mortgage Trust Series 1998-C4 Class G, 5.6% 10/15/35 (h)		990,263	1,003,253
LB-UBS Commercial Mortgage Trust:
sequential payer:
Series 2004-C2 Class E, 4.487% 3/15/36		2,060,000	2,078,231
Series 2005-C3 Class AJ, 4.843% 7/15/40		6,620,000	6,982,564
Series 2005-C7 Class AJ, 5.323% 11/15/40 (i)		8,000,000	8,492,008
Commercial Mortgage Securities - continued
		Principal Amount (e)	Value
LB-UBS Commercial Mortgage Trust: - continued
sequential payer:
Series 2006-C7 Class AM, 5.378% 11/15/38		$ 2,040,000	$ 2,178,318
Series 2004-C7 Class E, 4.918% 10/15/36		5,120,000	5,265,638
Series 2005-C1 Class E, 4.924% 2/15/40		4,000,000	4,075,288
Series 2006-C4:
Class AJ, 6.0813% 6/15/38 (i)		7,005,000	7,229,854
Class AM, 6.0813% 6/15/38 (i)		6,700,000	7,393,631
Lehman Brothers Floating Rate Commercial Mortgage Trust floater Series 2007-LLFA Class E, 1.091% 6/15/22 (h)(i)		6,230,000	6,197,691
LStar Commercial Mortgage Trust Series 2011-1:
Class B, 5.5191% 6/25/43 (h)(i)		6,165,000	6,403,467
Class D, 5.5191% 6/25/43 (h)(i)		4,699,000	4,625,745
Mach One Trust LLC Series 2004-1A Class H, 6.3257% 5/28/40 (h)(i)		2,840,000	2,886,150
Merrill Lynch Financial Asset, Inc. Series 2005-CA16:
Class F, 4.384% 7/12/37	CAD	710,000	583,842
Class G, 4.384% 7/12/37	CAD	355,000	286,895
Class H, 4.384% 7/12/37	CAD	236,000	187,458
Class J, 4.384% 7/12/37	CAD	355,000	277,175
Class K, 4.384% 7/12/37	CAD	355,000	272,475
Class L, 4.384% 7/12/37	CAD	236,000	178,083
Class M, 4.384% 7/12/37	CAD	995,000	671,534
Merrill Lynch Mortgage Investors Trust Series 1999-C1 Class G, 6.71% 11/15/31 (h)		705,632	324,591
Merrill Lynch Mortgage Trust Series 2006-C1 Class AM, 5.8724% 5/12/39 (i)		1,200,000	1,309,643
Mezz Capital Commercial Mortgage Trust:
sequential payer:
Series 2004-C1 Class A, 4.836% 1/15/37 (h)		1,267,582	1,128,148
Series 2004-C2 Class A, 5.318% 10/15/40 (h)		9,062,036	7,929,282
Series 2004-C1:
Class D, 6.988% 1/15/37 (h)		223,293	22
Class IO, 8.9651% 1/15/37 (h)(i)(j)		1,759,867	81,482
Morgan Stanley BAML Trust Series 2013-C9 Class D, 4.2997% 5/15/46 (h)(i)		5,000,000	4,087,410
Morgan Stanley Capital I Trust:
sequential payer:
Series 2012-C4 Class E, 5.71% 3/15/45 (h)(i)		4,630,000	4,312,137
Series 2006-HQ10 Class AM, 5.36% 11/12/41		8,200,000	8,949,357
Series 1997-RR Class F, 7.4018% 4/30/39 (h)(i)		1,030,758	1,030,758
Series 1998-CF1 Class G, 7.35% 7/15/32 (h)		2,638,892	1,970,236
Commercial Mortgage Securities - continued
		Principal Amount (e)	Value
Morgan Stanley Capital I Trust: - continued
Series 2005-HQ5 Class B, 5.272% 1/14/42		$ 2,000,000	$ 2,090,064
Series 2005-HQ6 Class AJ, 5.073% 8/13/42 (i)		2,500,000	2,638,195
Series 2006-IQ12 Class AMFX, 5.37% 12/15/43		7,500,000	8,239,575
Series 2011-C1 Class C, 5.4199% 9/15/47 (h)(i)		4,000,000	4,260,810
Series 2011-C2:
Class D, 5.4934% 6/15/44 (h)(i)		4,610,000	4,446,580
Class E, 5.4934% 6/15/44 (h)(i)		9,600,000	9,032,928
Class F, 5.4934% 6/15/44 (h)(i)		4,440,000	3,591,760
Class XB, 0.5389% 6/15/44 (h)(i)(j)		63,708,222	2,154,294
Series 2011-C3:
Class C, 5.3573% 7/15/49 (h)(i)		2,000,000	2,045,002
Class D, 5.3573% 7/15/49 (h)(i)		7,400,000	7,220,047
Series 2012-C4 Class D, 5.71% 3/15/45 (h)(i)		6,310,000	6,343,676
NationsLink Funding Corp. Series 1999-SL Class X, 11/10/30 (j)		74,656	74,567
Providence Place Group Ltd. Partnership Series 2000-C1 Class A2, 7.75% 7/20/28 (h)		3,929,602	5,029,498
RBSCF Trust Series 2010-MB1 Class D, 4.8386% 4/15/24 (h)(i)		9,049,000	9,102,869
Salomon Brothers Mortgage Securities VII, Inc. Series 2001-MMA Class E3, 6.5% 2/18/34 (h)(i)		122,646	123,767
TIAA Seasoned Commercial Mortgage Trust sequential payer Series 2007-C4 Class AJ, 5.5257% 8/15/39 (i)		2,080,000	2,269,590
TimberStar Trust I Series 2006-1 Class F, 7.5296% 10/15/36 (h)		10,630,000	10,871,163
UBS Commercial Mortgage Trust Series 2007-FL1 Class F, 0.766% 7/15/24 (h)(i)		1,200,000	1,093,200
UBS-Barclays Commercial Mortgage Trust sequential payer Series 2012-C3 Class A1, 0.726% 8/10/49		3,415,348	3,388,131
UBS-Citigroup Commercial Mortgage Trust Series 2011-C1 Class B, 6.0706% 1/10/45 (h)(i)		3,000,000	3,344,322
Vornado DP LLC Series 2010-VNO Class D, 6.3555% 9/13/28 (h)		2,540,000	2,811,498
Wachovia Bank Commercial Mortgage Trust:
Series 2004-C10 Class E, 4.931% 2/15/41		2,000,000	2,019,384
Series 2004-C11:
Class D, 5.5696% 1/15/41 (i)		5,177,000	5,246,579
Class E, 5.6196% 1/15/41 (i)		3,785,000	3,835,359
Series 2004-C12 Class D, 5.4782% 7/15/41 (i)		2,750,000	2,816,858
Series 2004-C14 Class B, 5.17% 8/15/41		3,180,000	3,278,764
Wells Fargo Commercial Mortgage Trust Series 2012-LC5 Class D, 4.7802% 10/15/45 (h)		9,999,000	8,698,550
Commercial Mortgage Securities - continued
		Principal Amount (e)	Value
WF-RBS Commercial Mortgage Trust:
Series 2011-C3:
Class C, 5.335% 3/15/44 (h)		$ 4,900,000	$ 5,090,728
Class D, 5.7215% 3/15/44 (h)(i)		1,000,000	961,854
Class E, 5% 3/15/44 (h)		3,000,000	2,484,135
Series 2012-C7 Class D, 5.0045% 6/15/45 (h)(i)		2,380,000	2,269,935
Series 2013-C11:
Class D, 4.3246% 3/15/45 (h)(i)		5,830,000	4,801,250
Class E, 4.3246% 3/15/45 (h)(i)		4,780,000	3,501,097
Series 2013-C13 Class D, 4.2791% 5/15/45 (h)(i)		4,000,000	3,224,236
WFDB Commercial Mortgage Trust Series 2011-BXR Class D, 5.914% 7/5/24 (h)		4,000,000	4,064,472
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $486,874,679)			515,595,608
Floating Rate Loans - 11.0%

CONSUMER DISCRETIONARY - 4.8%
Hotels, Restaurants & Leisure - 4.5%
Cedar Fair LP Tranche B, term loan 3.25% 3/6/20 (i)		2,802,975	2,831,005
Cooper Hotel Group REL 12% 11/6/17		13,350,139	14,017,646
Extended Stay America, Inc. REL 9.625% 12/1/19		7,000,000	7,140,000
Four Seasons Holdings, Inc. Tranche 2LN, term loan 6.25% 12/27/20 (i)		510,000	520,200
Hilton Worldwide, Inc.:
term loan 4.442% 11/12/15 (i)		55,995,536	55,365,586
Tranche B, term loan 3.5645% 11/12/15 (i)		10,902,924	10,780,266
Tranche C, term loan 3.692% 11/12/15 (i)		18,171,541	17,967,111
Tranche D, term loan 3.942% 11/12/15 (i)		20,986,223	20,750,128
Tranche E, term loan 4.192% 11/12/15 (i)		27,257,311	26,950,666
Intrawest U.S. Holding, Inc. Tranche 1LN, term loan 7% 12/4/17 (i)		4,975,000	5,068,281
La Quinta:
Tranche A, term loan 11.375% 7/6/14 (i)		7,990,026	8,140,239
Tranche B, term loan 11.375% 7/6/14 (i)		5,992,520	6,105,179
Tranche D, term loan 14.9% 7/6/14 (i)		12,000,000	11,715,600
			187,351,907
Multiline Retail - 0.2%
JC Penney Corp., Inc. Tranche B, term loan 6% 5/21/18 (i)		5,995,000	5,957,531
Floating Rate Loans - continued
		Principal Amount (e)	Value
CONSUMER DISCRETIONARY - continued
Specialty Retail - 0.1%
The Pep Boys - Manny, Moe & Jack Tranche B, term loan 5% 10/11/18 (i)		$ 5,328,225	$ 5,361,526
TOTAL CONSUMER DISCRETIONARY			198,670,964
CONSUMER STAPLES - 0.1%
Food & Staples Retailing - 0.1%
Albertson's LLC Tranche B 1LN, term loan 4.25% 3/21/16 (i)		5,162,063	5,213,683
ENERGY - 0.4%
Oil, Gas & Consumable Fuels - 0.4%
Panda Sherman Power, LLC term loan 9% 9/14/18 (i)		7,200,000	7,326,000
Panda Temple Power, LLC term loan 7.25% 4/3/19 (i)		8,580,000	8,655,075
			15,981,075
FINANCIALS - 4.0%
Diversified Financial Services - 1.2%
Blackstone REL 10% 10/1/17		17,488,428	18,385,584
BRE Select Hotels Corp. REL 5.942% 5/9/18 (i)		12,235,818	12,235,818
Calpine Construction Finance Co. LP Tranche B 2LN, term loan 3.25% 1/31/22 (i)		5,445,000	5,424,581
Pilot Travel Centers LLC:
Tranche B 2LN, term loan 4.25% 8/7/19 (i)		7,208,218	7,208,218
Tranche B, term loan 3.75% 3/30/18 (i)		6,650,166	6,625,561
SBA Senior Finance, Inc. Tranche B, term loan 3.75% 6/30/18 (i)		1,083,174	1,091,297
			50,971,059
Real Estate Investment Trusts - 1.0%
iStar Financial, Inc. Tranche B, term loan 4.5% 10/15/17 (i)		37,392,090	37,485,570
Starwood Property Trust, Inc. Tranche B, term loan 3.5% 4/10/20 (i)		4,987,500	4,987,500
			42,473,070
Real Estate Management & Development - 1.7%
CB Richard Ellis Services, Inc. Tranche B, term loan 2.9451% 3/28/21 (i)		4,513,688	4,524,972
CityCenter term loan 8.75% 7/12/14 (i)		4,169,750	4,169,750
EOP Operating LP term loan:
6.02% 2/1/14 (i)		5,000,000	4,944,000
Floating Rate Loans - continued
		Principal Amount (e)	Value
FINANCIALS - continued
Real Estate Management & Development - continued
EOP Operating LP term loan: - continued
6.27% 2/1/14 (i)		$ 3,800,000	$ 3,757,440
Equity Inns Reality LLC:
Tranche A, term loan 10.5% 11/4/13 (i)		7,888,426	7,212,651
Tranche B 2LN, term loan 7.55% 11/4/13 (i)		15,000,000	14,962,500
Realogy Corp.:
Credit-Linked Deposit 3.1963% 10/10/13 (i)		431,153	431,153
Credit-Linked Deposit 4.4463% 10/10/16 (i)		914,940	914,940
Realogy Group LLC Tranche B, term loan 4.5% 3/5/20 (i)		27,341,475	27,614,890
			68,532,296
Thrifts & Mortgage Finance - 0.1%
Ocwen Loan Servicing, LLC Tranche B, term loan 5% 1/23/18 (i)		1,962,588	1,996,933
TOTAL FINANCIALS			163,973,358
HEALTH CARE - 0.4%
Health Care Providers & Services - 0.4%
Community Health Systems, Inc. term loan 3.7728% 1/25/17 (i)		2,903,247	2,925,022
Health Management Associates, Inc. Tranche B, term loan 3.5% 11/18/18 (i)		2,083,219	2,088,427
Skilled Healthcare Group, Inc. term loan 6.7123% 4/9/16 (i)		10,118,541	10,143,838
			15,157,287
INDUSTRIALS - 0.3%
Construction & Engineering - 0.3%
Drumm Investors LLC Tranche B, term loan 5% 5/4/18 (i)		13,326,466	12,893,356
TELECOMMUNICATION SERVICES - 0.5%
Wireless Telecommunication Services - 0.5%
Crown Castle Operating Co.:
Tranche A, term loan 2.69% 1/31/17 (i)		8,727,273	8,727,273
Tranche B, term loan 3.25% 1/31/19 (i)		9,212,995	9,212,995
SBA Senior Finance II, LLC term loan 3.75% 9/28/19 (i)		1,226,177	1,235,374
			19,175,642
Floating Rate Loans - continued
		Principal Amount (e)	Value
UTILITIES - 0.5%
Electric Utilities - 0.3%
EquiPower Resources Holdings LLC:
Tranche B 1LN, term loan 5.5% 12/21/18 (i)		$ 5,000,000	$ 5,037,500
Tranche C, term loan 4.5% 12/21/19 (i)		995,000	1,002,463
Essential Power LLC Tranche B, term loan 4.25% 8/8/19 (i)		2,428,050	2,458,401
La Frontera Generation, LLC Tranche B, term loan 4.5% 9/30/20 (i)		5,000,000	5,031,500
			13,529,864
Independent Power Producers & Energy Traders - 0.2%
Tempus Public Foundation Generation Holdings LLC Tranche B, term loan 4.75% 12/31/17 (i)		9,000,000	9,090,000
TOTAL UTILITIES			22,619,864
TOTAL FLOATING RATE LOANS (Cost $447,883,989)			453,685,229
Preferred Securities - 0.0%

FINANCIALS - 0.0%
Diversified Financial Services - 0.0%
Crest Clarendon Street 2002-1 Ltd. Series 2002-1A Class PS, 12/28/35 (h)	500,000	25,000
Crest Dartmouth Street 2003 1 Ltd. Series 2003-1A Class PS, 6/28/38 (h)	1,220,000	61,000
		86,000
TOTAL PREFERRED SECURITIES (Cost $1,293,843)		86,000
Money Market Funds - 7.4%
	Shares	Value
Fidelity Cash Central Fund, 0.11% (b)	270,943,913	$ 270,943,913
Fidelity Securities Lending Cash Central Fund, 0.12% (b)(c)	35,303,075	35,303,075
TOTAL MONEY MARKET FUNDS (Cost $306,246,988)		306,246,988
TOTAL INVESTMENT PORTFOLIO - 100.9% (Cost $3,920,875,824)		4,159,414,034
NET OTHER ASSETS (LIABILITIES) - (0.9)%		(36,346,452)
NET ASSETS - 100%		$ 4,123,067,582
Currency Abbreviations
CAD	-	Canadian dollar
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Non-income producing - Security is in default.
(e) Amount is stated in United States dollars unless otherwise noted.
(f) Security or a portion of the security is on loan at period end.
(g) Affiliated company

(h) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $602,160,428 or 14.6% of net assets.

(i) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(j) Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool as of the end of the period.

(k) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $3,342,652 or 0.1% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
ACGS Series 2004-1 Class P, 7.4605% 8/1/19	2/17/11	$ 3,131,922
Fannie Mae REMIC Trust Series 2001-W3 subordinate REMIC pass thru certificates, Class B3, 7% 9/25/41	5/21/03	$ 119,805
Fannie Mae REMIC Trust Series 2003-W1 subordinate REMIC pass thru certificates, Class B3, 4.8488% 12/25/42	3/25/03	$ 124,853
GSR Mortgage Loan Trust Series 2005-HE3 Class B3, 2.69% 6/25/35	6/3/05	$ 613,549
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 456,858
Fidelity Securities Lending Cash Central Fund	106,590
Total	$ 563,448
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
AmREIT, Inc. Class B	$ 2,818,000	$ -	$ 3,749,972	$ 96,887	$ -
Arbor Realty Trust, Inc.	-	20,862,754	-	445,338	21,107,288
Arbor Realty Trust, Inc. Series A, 8.25%	-	4,727,225	-	129,999	4,748,025
Arbor Realty Trust, Inc. Series B, 7.75%	-	6,000,000	-	-	5,901,600
Total	$ 2,818,000	$ 31,589,979	$ 3,749,972	$ 672,224	$ 31,756,913
Other Information

The following is a summary of the inputs used, as of July 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 30,768,803	$ 25,866,567	$ -	$ 4,902,236
Financials	1,843,945,625	1,823,549,794	18,107,807	2,288,024
Health Care	44,524,811	44,524,811	-	-
Corporate Bonds	819,337,938	-	816,169,770	3,168,168
Asset-Backed Securities	128,395,776	-	107,450,194	20,945,582
Collateralized Mortgage Obligations	16,827,256	-	15,722,149	1,105,107
Commercial Mortgage Securities	515,595,608	-	494,454,226	21,141,382
Floating Rate Loans	453,685,229	-	348,111,473	105,573,756
Preferred Securities	86,000	-	-	86,000
Money Market Funds	306,246,988	306,246,988	-	-
Total Investments in Securities:	$ 4,159,414,034	$ 2,200,188,160	$ 1,800,015,619	$ 159,210,255
Valuation Inputs at Reporting Date:
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Commercial Mortgage Securities
Beginning Balance	$ 53,984,005
Net Realized Gain (Loss) on Investment Securities	504,595
Net Unrealized Gain (Loss) on Investment Securities	1,350,805
Cost of Purchases	2,889,025
Proceeds of Sales	(20,825,300)
Amortization/Accretion	627,941
Transfers into Level 3	1,065,042
Transfers out of Level 3	(18,454,731)
Ending Balance	$ 21,141,382
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2013	$ 647,713
Floating Rate Loans
Beginning Balance	$ 18,003,477
Net Realized Gain (Loss) on Investment Securities	264,493
Net Unrealized Gain (Loss) on Investment Securities	1,632,128
Cost of Purchases	95,215,441
Proceeds of Sales	(14,290,062)
Amortization/Accretion	273,279
Transfers into Level 3	4,475,000
Transfers out of Level 3	-
Ending Balance	$ 105,573,756
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2013	$ 1,772,448
Other Investments in Securities
Beginning Balance	$ 55,750,106
Net Realized Gain (Loss) on Investment Securities	(5,987,844)
Net Unrealized Gain (Loss) on Investment Securities	11,096,738
Cost of Purchases	168,742
Proceeds of Sales	(13,480,859)
Amortization/Accretion	(260,694)
Transfers into Level 3	9,210,100
Transfers out of Level 3	(24,001,172)
Ending Balance	$ 32,495,117
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2013	$ 4,610,963

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

Other Information
The composition of credit quality ratings as a percentage of net assets is as follows (Unaudited):
U.S. Government and U.S. Government Agency Obligations	0.2%
AAA,AA,A	5.7%
BBB	10.8%
BB	6.8%
B	11.6%
CCC,CC,C	0.9%
D	0.0%
Not Rated	10.9%
Equities	46.6%
Short-Term Investments and Net Other Assets	6.5%
100.0%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2013

Assets
Investment in securities, at value (including securities loaned of $33,804,284) - See accompanying schedule: Unaffiliated issuers (cost $3,583,038,857)	$ 3,821,410,133
Fidelity Central Funds (cost $306,246,988)	306,246,988
Other affiliated issuers (cost $31,589,979)	31,756,913
Total Investments (cost $3,920,875,824)		$ 4,159,414,034
Cash		119,760
Foreign currency held at value (cost $26,760)		26,760
Receivable for investments sold		3,833,620
Receivable for fund shares sold		8,237,634
Dividends receivable		2,204,019
Interest receivable		22,132,356
Distributions receivable from Fidelity Central Funds		70,745
Other receivables		14,996
Total assets		4,196,053,924

Liabilities
Payable for investments purchased	$ 26,371,855
Payable for fund shares redeemed	8,145,140
Accrued management fee	1,915,759
Distribution and service plan fees payable	254,617
Other affiliated payables	897,990
Other payables and accrued expenses	97,906
Collateral on securities loaned, at value	35,303,075
Total liabilities		72,986,342

Net Assets		$ 4,123,067,582
Net Assets consist of:
Paid in capital		$ 3,803,721,769
Undistributed net investment income		39,267,501
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		41,514,895
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		238,563,417
Net Assets		$ 4,123,067,582

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

July 31, 2013

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($378,268,593 ÷ 32,419,120 shares)	$ 11.67

Maximum offering price per share (100/96.00 of $11.67)	$ 12.16
Class T: Net Asset Value and redemption price per share ($46,197,678 ÷ 3,958,306 shares)	$ 11.67

Maximum offering price per share (100/96.00 of $11.67)	$ 12.16
Class C: Net Asset Value and offering price per share ($204,011,677 ÷ 17,607,394 shares)A	$ 11.59

Real Estate Income: Net Asset Value, offering price and redemption price per share ($2,884,544,749 ÷ 246,252,183 shares)	$ 11.71

Institutional Class: Net Asset Value, offering price and redemption price per share ($610,044,885 ÷ 52,187,743 shares)	$ 11.69

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended July 31, 2013

Investment Income
Dividends (including $672,224 earned from other affiliated issuers)		$ 77,045,173
Interest		126,655,801
Income from Fidelity Central Funds		563,448
Total income		204,264,422

Expenses
Management fee	$ 19,911,854
Transfer agent fees	8,252,304
Distribution and service plan fees	1,899,520
Accounting and security lending fees	1,241,312
Custodian fees and expenses	60,830
Independent trustees' compensation	21,622
Registration fees	272,305
Audit	174,326
Legal	9,979
Miscellaneous	27,598
Total expenses before reductions	31,871,650
Expense reductions	(92,847)	31,778,803
Net investment income (loss)		172,485,619
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	72,495,437
Other affiliated issuers	994,485
Foreign currency transactions	4,963
Total net realized gain (loss)		73,494,885
Change in net unrealized appreciation (depreciation) on: Investment securities	61,790,330
Assets and liabilities in foreign currencies	(997)
Total change in net unrealized appreciation (depreciation)		61,789,333
Net gain (loss)		135,284,218
Net increase (decrease) in net assets resulting from operations		$ 307,769,837

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended July 31, 2013	Year ended July 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 172,485,619	$ 106,081,413
Net realized gain (loss)	73,494,885	46,621,459
Change in net unrealized appreciation (depreciation)	61,789,333	99,190,890
Net increase (decrease) in net assets resulting from operations	307,769,837	251,893,762
Distributions to shareholders from net investment income	(159,910,438)	(98,117,663)
Distributions to shareholders from net realized gain	(51,534,162)	(16,498,521)
Total distributions	(211,444,600)	(114,616,184)
Share transactions - net increase (decrease)	1,340,100,515	755,485,569
Redemption fees	782,946	286,688
Total increase (decrease) in net assets	1,437,208,698	893,049,835

Net Assets
Beginning of period	2,685,858,884	1,792,809,049
End of period (including undistributed net investment income of $39,267,501 and undistributed net investment income of $27,923,018, respectively)	$ 4,123,067,582	$ 2,685,858,884

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2013	2012	2011	2010 H
Selected Per-Share Data
Net asset value, beginning of period	$ 11.26	$ 10.73	$ 9.94	$ 9.95
Income from Investment Operations
Net investment income (loss) E	.54	.52	.53	.18
Net realized and unrealized gain (loss)	.60	.61	.76	(.04)
Total from investment operations	1.14	1.13	1.29	.14
Distributions from net investment income	(.53)	(.51)	(.50)	(.15)
Distributions from net realized gain	(.20)	(.10)	-	-
Total distributions	(.73)	(.60) K	(.50)	(.15)
Redemption fees added to paid in capital E,J	-	-	-	-
Net asset value, end of period	$ 11.67	$ 11.26	$ 10.73	$ 9.94
Total Return B, C, D	10.45%	11.24%	13.27%	1.46%
Ratios to Average Net Assets F, I
Expenses before reductions	1.08%	1.12%	1.13%	1.09% A
Expenses net of fee waivers, if any	1.08%	1.12%	1.13%	1.09% A
Expenses net of all reductions	1.07%	1.11%	1.12%	1.09% A
Net investment income (loss)	4.62%	4.89%	5.00%	6.23% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 378,269	$ 137,352	$ 60,283	$ 3,830
Portfolio turnover rate G	26%	27%	25%	28%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period April 14, 2010 (commencement of sale of shares) to July 31, 2010.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Total distributions of $.60 per share is comprised of distributions from net investment income of $.505 and distributions from net realized gain of $.097 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended July 31,	2013	2012	2011	2010 H
Selected Per-Share Data
Net asset value, beginning of period	$ 11.26	$ 10.72	$ 9.94	$ 9.95
Income from Investment Operations
Net investment income (loss) E	.54	.52	.52	.17
Net realized and unrealized gain (loss)	.60	.62	.76	(.03)
Total from investment operations	1.14	1.14	1.28	.14
Distributions from net investment income	(.53)	(.50)	(.50)	(.15)
Distributions from net realized gain	(.20)	(.10)	-	-
Total distributions	(.73)	(.60)	(.50)	(.15)
Redemption fees added to paid in capital E,J	-	-	-	-
Net asset value, end of period	$ 11.67	$ 11.26	$ 10.72	$ 9.94
Total Return B, C, D	10.42%	11.33%	13.11%	1.45%
Ratios to Average Net Assets F, I
Expenses before reductions	1.08%	1.11%	1.16%	1.17% A
Expenses net of fee waivers, if any	1.08%	1.11%	1.16%	1.17% A
Expenses net of all reductions	1.08%	1.11%	1.16%	1.17% A
Net investment income (loss)	4.61%	4.90%	4.96%	5.92% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 46,198	$ 26,143	$ 7,626	$ 862
Portfolio turnover rate G	26%	27%	25%	28%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period April 14, 2010 (commencement of sale of shares) to July 31, 2010.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2013	2012	2011	2010 H
Selected Per-Share Data
Net asset value, beginning of period	$ 11.20	$ 10.67	$ 9.93	$ 9.95
Income from Investment Operations
Net investment income (loss) E	.45	.44	.45	.15
Net realized and unrealized gain (loss)	.60	.62	.74	(.03)
Total from investment operations	1.05	1.06	1.19	.12
Distributions from net investment income	(.46)	(.43)	(.45)	(.14)
Distributions from net realized gain	(.20)	(.10)	-	-
Total distributions	(.66)	(.53)	(.45)	(.14)
Redemption fees added to paid in capital E,J	-	-	-	-
Net asset value, end of period	$ 11.59	$ 11.20	$ 10.67	$ 9.93
Total Return B, C, D	9.66%	10.49%	12.25%	1.29%
Ratios to Average Net Assets F, I
Expenses before reductions	1.81%	1.87%	1.89%	1.86% A
Expenses net of fee waivers, if any	1.81%	1.87%	1.89%	1.86% A
Expenses net of all reductions	1.81%	1.87%	1.89%	1.86% A
Net investment income (loss)	3.88%	4.14%	4.23%	5.21% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 204,012	$ 52,780	$ 21,555	$ 836
Portfolio turnover rate G	26%	27%	25%	28%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period April 14, 2010 (commencement of sale of shares) to July 31, 2010.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Real Estate Income

Years ended July 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 11.29	$ 10.75	$ 9.95	$ 8.21	$ 9.43
Income from Investment Operations
Net investment income (loss) B	.57	.54	.55	.53	.54
Net realized and unrealized gain (loss)	.60	.62	.76	1.73	(1.27)
Total from investment operations	1.17	1.16	1.31	2.26	(.73)
Distributions from net investment income	(.55)	(.52)	(.51)	(.52)	(.50)
Distributions from net realized gain	(.20)	(.10)	-	-	-
Total distributions	(.75)	(.62)	(.51)	(.52)	(.50)
Redemption fees added to paid in capital B	- F	- F	- F	- F	.01
Net asset value, end of period	$ 11.71	$ 11.29	$ 10.75	$ 9.95	$ 8.21
Total Return A	10.71%	11.50%	13.41%	28.29%	(6.92)%
Ratios to Average Net Assets C, E
Expenses before reductions	.84%	.90%	.92%	.97%	1.00%
Expenses net of fee waivers, if any	.84%	.89%	.92%	.96%	1.00%
Expenses net of all reductions	.84%	.89%	.92%	.96%	1.00%
Net investment income (loss)	4.85%	5.12%	5.21%	5.60%	7.15%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,884,545	$ 2,252,149	$ 1,660,063	$ 1,030,393	$ 463,269
Portfolio turnover rate D	26%	27%	25%	28%	47%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2013	2012	2011	2010 G
Selected Per-Share Data
Net asset value, beginning of period	$ 11.28	$ 10.74	$ 9.95	$ 9.95
Income from Investment Operations
Net investment income (loss) D	.57	.55	.55	.19
Net realized and unrealized gain (loss)	.60	.62	.76	(.04)
Total from investment operations	1.17	1.17	1.31	.15
Distributions from net investment income	(.56)	(.53)	(.52)	(.15)
Distributions from net realized gain	(.20)	(.10)	-	-
Total distributions	(.76)	(.63)	(.52)	(.15)
Redemption fees added to paid in capital D, I	-	-	-	-
Net asset value, end of period	$ 11.69	$ 11.28	$ 10.74	$ 9.95
Total Return B, C	10.72%	11.62%	13.44%	1.58%
Ratios to Average Net Assets E, H
Expenses before reductions	.80%	.84%	.89%	.85% A
Expenses net of fee waivers, if any	.80%	.84%	.89%	.85% A
Expenses net of all reductions	.80%	.84%	.89%	.85% A
Net investment income (loss)	4.89%	5.17%	5.24%	6.70% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 610,045	$ 217,435	$ 43,282	$ 2,930
Portfolio turnover rate F	26%	27%	25%	28%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period April 14, 2010 (commencement of sale of shares) to July 31, 2010.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2013

1. Organization.

Fidelity Real Estate Income Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Real Estate Income and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and these securities are generally categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For corporate bonds, floating rate loans and preferred securities, pricing

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices. For asset backed securities, collateralized mortgage obligations and commercial mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices. Independent prices obtained from a single source or broker are evaluated by management and may be categorized as Level 3 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value at 07/31/13	Valuation Technique(s)	Unobservable Input	Amount or Range/ Weighted Average	Impact to Valuation from an Increase in Input*
Asset-Backed Securities	$ 361,738	Discounted cash flow	Yield	11.0%	Decrease
Collateralized Mortgage Obligations	$ 1,089,660	Discounted cash flow	Yield	6.5% - 65%/23.9%	Decrease
Commercial Mortgage Securities	$ 2,036,877	Discounted cash flow	Yield	10% - 20%/15.5%	Decrease
		Market comparable	Spread	14.0%	Decrease
Common Stock	$ 4,902,236	Adjusted book value	Book value multiple	1.0	Increase
Corporate Bonds	$ 3,157,168	Discounted cash flow	Yield	20.0%	Decrease
Floating Rate Loans	$ 30,423,214	Discounted cash flow	Yield	8.8% - 11%/10.5%	Decrease
		Market comparable	Transaction price	$100.00	Increase

* Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2013, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. For certain lower credit quality securitized assets that have contractual cash flows (for example, asset backed securities, collateralized mortgage obligations and

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

commercial mortgage-backed securities), changes in estimated cash flows are periodically evaluated and the estimated yield is adjusted on a prospective basis over the remaining life of the security, resulting in increases or decreases to Interest Income in the accompanying Statement of Operations. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of July 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships, equity-debt classifications and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 329,448,090
Gross unrealized depreciation	(97,431,991)
Net unrealized appreciation (depreciation) on securities and other investments	$ 232,016,099

Tax Cost	$ 3,927,397,935

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 54,276,553
Undistributed long-term capital gain	$ 33,287,081
Net unrealized appreciation (depreciation)	$ 232,041,306

The tax character of distributions paid was as follows:

	July 31, 2013	July 31, 2012
Ordinary Income	$ 170,384,735	$ 98,117,663
Long-term Capital Gains	41,059,865	16,498,521
Total	$ 211,444,600	$ 114,616,184

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation, or may be made directly to a borrower. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these loans. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $2,022,279,822 and $847,035,607, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 617,413	$ 50,959
Class T	-%	.25%	90,476	816
Class C	.75%	.25%	1,191,631	632,739
			$ 1,899,520	$ 684,514

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T and Class C redemptions. The deferred sales charges range from 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 119,905
Class T	24,968
Class C*	16,049
$ 160,922

* When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 549,009.22
Class T	82,206.23
Class C	250,037.21
Real Estate Income	6,587,715.24
Institutional Class	783,337.20
	$ 8,252,304

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $38,551 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $7,997 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers

Annual Report

7. Security Lending - continued

and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component income from Fidelity Central Funds. Total security lending income during the period amounted to $106,590. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom FMR places trades on behalf of the Fund include an amount in addition to trade execution, which is rebated back to the Fund to offset certain expenses. This amount totaled $85,737 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $4,414.

In addition, FMR reimbursed a portion of the Fund's operating expenses during the period in the amount of $2,696.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2013	2012
From net investment income
Class A	$ 10,238,777	$ 3,854,404
Class T	1,523,114	609,057
Class C	4,241,554	1,139,599
Real Estate Income	126,726,805	86,666,891
Institutional Class	17,180,188	5,847,712
Total	$ 159,910,438	$ 98,117,663
From net realized gain
Class A	$ 2,837,075	$ 603,452
Class T	506,062	83,752
Class C	1,181,312	208,802
Real Estate Income	42,729,814	14,865,902
Institutional Class	4,279,899	736,613
Total	$ 51,534,162	$ 16,498,521

Annual Report

Notes to Financial Statements - continued

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2013	2012	2013	2012
Class A
Shares sold	25,244,691	8,276,874	$ 296,851,509	$ 88,010,262
Reinvestment of distributions	900,102	333,613	10,299,964	3,436,744
Shares redeemed	(5,925,325)	(2,031,559)	(69,436,144)	(21,254,183)
Net increase (decrease)	20,219,468	6,578,928	$ 237,715,329	$ 70,192,823
Class T
Shares sold	2,730,063	1,725,200	$ 31,978,463	$ 18,422,015
Reinvestment of distributions	132,742	49,495	1,515,681	511,986
Shares redeemed	(1,226,451)	(163,799)	(14,137,454)	(1,727,688)
Net increase (decrease)	1,636,354	1,610,896	$ 19,356,690	$ 17,206,313
Class C
Shares sold	14,157,408	3,117,808	$ 165,598,758	$ 33,302,251
Reinvestment of distributions	375,304	110,126	4,279,651	1,128,377
Shares redeemed	(1,637,958)	(534,569)	(19,029,492)	(5,534,157)
Net increase (decrease)	12,894,754	2,693,365	$ 150,848,917	$ 28,896,471
Real Estate Income
Shares sold	123,727,906	90,720,847	$ 1,450,014,694	$ 959,813,942
Reinvestment of distributions	13,299,047	8,913,831	151,923,311	91,762,119
Shares redeemed	(90,180,888)	(54,623,988)	(1,057,830,249)	(572,115,634)
Net increase (decrease)	46,846,065	45,010,690	$ 544,107,756	$ 479,460,427
Institutional Class
Shares sold	42,960,747	16,926,727	$ 506,030,603	$ 177,564,635
Reinvestment of distributions	1,337,082	472,572	15,315,413	4,899,349
Shares redeemed	(11,392,454)	(2,146,783)	(133,274,193)	(22,734,449)
Net increase (decrease)	32,905,375	15,252,516	$ 388,071,823	$ 159,729,535

Annual Report

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity Real Estate Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Real Estate Income Fund (the Fund), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2013, by correspondence with the custodians, agent banks, and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Real Estate Income Fund as of July 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

September 20, 2013

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 166 Fidelity funds. Mr. Curvey oversees 387 Fidelity funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 230 Fidelity funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person of the trust and the fund (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

Trustees and Officers - continued

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)

Year of Election or Appointment: 2011

Mr. O'Hanley serves as a Trustee and Chairman of the Board of Trustees of other Fidelity funds (2013-present), and is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010- present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present) and serves as a Trustee of other Fidelity funds (2013-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present) and serves as a Trustee of other Fidelity funds (2013-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2008-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as Vice President of other Fidelity funds (2009-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Christopher S. Bartel (1971)

Year of Election or Appointment: 2009

Vice President of Fidelity's Sector and Real Estate Equity Funds. Mr. Bartel also serves as a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Inc. (2012-present), a Director of Fidelity Management & Research (Hong Kong) (2012-present), and Senior Vice President of Global Equity Research (2010-present). Previously, Mr. Bartel served as Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-2009), and an analyst and portfolio manager (2000-2006).

Scott C. Goebel (1968)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Assistant Secretary of other Fidelity funds (2009-present), Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (1958)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (1968)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon also serves as Chief Compliance Officer of other Fidelity funds (2012-present). Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present), Deputy Treasurer (2008-present), and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (1971)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Deputy Treasurer of other Fidelity funds (2012-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as Assistant Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2012-2013), an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer of Fidelity's Equity and High Income Funds. Ms. Smith also serves as Deputy Treasurer of other Fidelity funds (2013-present) and is an employee of Fidelity Investments (2009-present). Previously, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as President and Treasurer (2013-present) and Assistant Treasurer (2010-present) of other Fidelity funds, Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2013-present), and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Deputy Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2008-2013), Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Gary W. Ryan (1958)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Real Estate Income Fund voted to pay on September 9, 2013, to shareholders of record at the opening of business on September 6, 2013, a distribution of $0.139 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.158 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2013, $47,460,544 or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.06% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Real Estate Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is a part of the Fidelity family of funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved.  In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following:  general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box) and 75th percentile (bottom of box) of the peer universe.

Fidelity Real Estate Income Fund

Annual Report

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 7% means that 93% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Real Estate Income Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2012.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its July 2013 meeting, the Board voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate" effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.

New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®)
1-800-544-5555

Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

REI-UANN-0913
1.789710.110

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Real Estate Income
Fund - Class A, Class T, and Class C

Annual Report

July 31, 2013

(Fidelity Cover Art)

Class A , Class T, and
Class C are classes of Fidelity® Real Estate Income Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

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Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2013	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 4.00% sales charge) A	6.03%	9.77%	6.97%
Class T (incl. 4.00% sales charge) B	6.01%	9.75%	6.96%
Class C (incl. contingent deferred sales charge)C	8.66%	10.13%	7.14%

A The initial offering of Class A shares took place on April 14, 2010. Returns prior to April 14, 2010 are those of Fidelity® Real Estate Income Fund, the original class of the fund, which has no 12b-1 fee. Had Class A's 12b-1 fee been reflected, returns prior to April 14, 2010 would have been lower.

B The initial offering of Class T shares took place on April 14, 2010. Returns prior to April 14, 2010 are those of Fidelity Real Estate Income Fund, the original class of the fund, which has no 12b-1 fee. Had Class T's 12b-1 fee been reflected, returns prior to April 14, 2010 would have been lower.

C The initial offering of Class C shares took place on April 14, 2010. Returns prior to April 14, 2010 are those of Fidelity Real Estate Income Fund, the original class of the fund, which has no 12b-1 fee. Had Class C's 12b-1 fee been reflected, returns prior to April 14, 2010 would have been lower. Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Real Estate Income Fund - Class A on July 31, 2003, and the current 4.00% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period. The initial offering of Class A took place on April 14, 2010. See footnote A on the previous page for additional information regarding the performance of Class A.

Annual Report

Management's Discussion of Fund Performance

Market Recap: The fundamentals for commercial and residential property remained good throughout the 12-month period ending July 31, 2013. On the commercial side, demand continued to increase faster than the supply of new buildings, which, in turn, helped lift rental and occupancy rates. Meanwhile, single-family home prices continued to rise, boosting the slow-growing U.S. economy. For most of the period, real estate investment trust (REIT) common stocks performed well, although that situation abruptly reversed in May, when the Federal Reserve signaled its desire to bring its "quantitative easing" economic stimulus approach to a close. This caused a steep rise in interest rates, which weighed on the REIT market. Still, REIT stocks were positive performers for the 12 months, as the FTSE® NAREIT® All REITs Index gained 7.82%. Meanwhile, real estate bonds, reflected by The BofA Merrill LynchSM US Real Estate Index - a market-capitalization-weighted measure of the performance of investment-grade public debt of corporate issuers in the domestic real estate sector - rose 2.21%. The MSCI® REIT Preferred Index, which reflects the performance of real estate preferred stocks, returned 1.32%, while the broad U.S. equity market, as measured by the S&P 500® Index, generated a robust return of 25.00%.

Comments from Mark Snyderman, Portfolio Manager of Fidelity Advisor® Real Estate Income Fund: For the year, the fund's Class A, Class T and Class C shares gained 10.45%, 10.42% and 9.66%, respectively (excluding sales charges). In comparison, the Fidelity Real Estate Income Composite IndexSM - a 40/40/20 blend of the MSCI index, The BofA Merrill Lynch index and the FTSE® NAREIT® index, respectively - rose 3.02%. My strategy includes using thorough credit research to capitalize on inefficiencies in real estate securities markets. During the period, the fund's real estate investment trust (REIT) common stocks returned 21% - far ahead of the FTSE NAREIT index. Here, positions in net-lease companies Lexington Corporate Properties Trust and CapLease each added value. In contrast, mortgage REIT CYS Investments turned out to be more sensitive to the effects of rising interest rates than I anticipated, while student housing REIT American Campus Communities also lagged. Meanwhile, the fund's preferred real estate stocks were up roughly 7%, outpacing the MSCI index, thanks to my focus on higher-yielding preferreds. On the fixed-income side, commercial mortgage-backed securities, high-yield real estate bonds and investment-grade real estate bonds all handily beat the 2% return of the BofA Merrill Lynch index. The fund especially benefited from an investment in the bonds of commercial finance REIT iStar Financial. The fund's average cash weighting of 8%, however, limited the fund's upside.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2013 to July 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense RatioB	Beginning Account Value February 1, 2013	Ending Account Value July 31, 2013	Expenses Paid During Period* February 1, 2013 to July 31, 2013
Class A	1.07%
Actual		$ 1,000.00	$ 1,018.40	$ 5.35
HypotheticalA		$ 1,000.00	$ 1,019.49	$ 5.36
Class T	1.08%
Actual		$ 1,000.00	$ 1,018.40	$ 5.40
HypotheticalA		$ 1,000.00	$ 1,019.44	$ 5.41
Class C	1.80%
Actual		$ 1,000.00	$ 1,014.30	$ 8.99
HypotheticalA		$ 1,000.00	$ 1,015.87	$ 9.00
Real Estate Income	.83%
Actual		$ 1,000.00	$ 1,019.10	$ 4.16
HypotheticalA		$ 1,000.00	$ 1,020.68	$ 4.16
Institutional Class	.79%
Actual		$ 1,000.00	$ 1,019.50	$ 3.96
HypotheticalA		$ 1,000.00	$ 1,020.88	$ 3.96

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Stocks as of July 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
MFA Financial, Inc.	2.5	2.0
Equity Lifestyle Properties, Inc.	2.1	1.8
Acadia Realty Trust (SBI)	1.6	1.4
Ventas, Inc.	1.5	1.7
CBL & Associates Properties, Inc.	1.0	0.9
	8.7
Top 5 Bonds as of July 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Hilton Worldwide, Inc. term loan 4.442% 11/12/15	1.3	1.0
Banc of America Large Loan Trust floater Series 2010-HLTN Class HLTN, 2.491% 11/15/15	1.3	2.9
iStar Financial, Inc. Tranche B, term loan 4.5% 10/15/17	0.9	0.6
iStar Financial, Inc. 5.875% 3/15/16	0.9	1.0
Annaly Capital Management, Inc. 5% 5/15/15	0.8	1.0
	5.2
Top Five REIT Sectors as of July 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
REITs - Mortgage	15.3	12.7
REITs - Management/Investment	8.9	8.2
REITs - Health Care Facilities	6.2	6.5
REITs - Shopping Centers	5.3	6.1
REITs - Apartments	5.1	2.8
Asset Allocation (% of fund's net assets)
As of July 31, 2013 *		As of January 31, 2013 **
	Common Stocks 32.7%		Common Stocks 26.1%
	Preferred Stocks 12.8%		Preferred Stocks 13.5%
	Bonds 33.2%		Bonds 39.9%
	Convertible Securities 3.8%		Convertible Securities 3.5%
	Other Investments 11.0%		Other Investments 8.6%
	Short-Term Investments and Net Other Assets (Liabilities) 6.5%		Short-Term Investments and Net Other Assets (Liabilities) 8.4%
* Foreign investments	3.4%	** Foreign investments	3.8%

Annual Report

Investments July 31, 2013

Showing Percentage of Net Assets

Common Stocks - 32.7%
	Shares	Value
CONSUMER DISCRETIONARY - 0.6%
Hotels, Restaurants & Leisure - 0.3%
Hyatt Hotels Corp. Class A (a)	257,400	$ 11,647,350
Household Durables - 0.3%
NVR, Inc. (a)	6,700	6,201,520
Standard Pacific Corp. (a)	464,495	3,799,569
Stanley Martin Communities LLC Class B (a)	4,620	4,902,236
		14,903,325
TOTAL CONSUMER DISCRETIONARY		26,550,675
FINANCIALS - 31.0%
Capital Markets - 0.3%
Ellington Financial LLC	519,500	11,803,040
Real Estate Investment Trusts - 29.9%
Acadia Realty Trust (SBI)	2,606,449	67,194,255
AG Mortgage Investment Trust, Inc.	578,800	10,499,432
American Campus Communities, Inc.	392,100	15,060,561
American Residential Properties, Inc. (a)(h)	453,000	7,945,620
American Residential Properties, Inc. (a)	121,941	2,138,845
American Tower Corp.	366,600	25,951,614
Anworth Mortgage Asset Corp.	1,320,710	6,418,651
Apartment Investment & Management Co. Class A	1,317,300	38,702,274
Arbor Realty Trust, Inc. (g)	2,799,375	21,107,288
Associated Estates Realty Corp. (f)	781,408	11,939,914
AvalonBay Communities, Inc.	197,000	26,661,980
BioMed Realty Trust, Inc.	1,145,500	23,666,030
Blackstone Mortgage Trust, Inc.	280,900	7,101,152
Boardwalk (REIT)	126,200	7,079,782
Canadian (REIT)	131,600	5,275,019
CapLease, Inc.	2,656,300	22,525,424
CBL & Associates Properties, Inc.	1,845,873	42,030,528
Cedar Shopping Centers, Inc.	921,410	5,104,611
Chambers Street Properties (f)	687,393	5,561,009
Chartwell Retirement Residence	459,700	4,372,767
Chartwell Retirement Residence (h)	78,500	746,709
Chesapeake Lodging Trust	513,600	11,766,576
CYS Investments, Inc. (f)	2,004,739	16,639,334
DCT Industrial Trust, Inc.	1,235,100	9,275,601
DiamondRock Hospitality Co.	623,300	6,046,010
Douglas Emmett, Inc.	846,300	21,165,963
DuPont Fabros Technology, Inc.	316,600	7,253,306
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Investment Trusts - continued
Dynex Capital, Inc.	1,893,043	$ 18,192,143
EastGroup Properties, Inc.	209,900	12,984,414
Education Realty Trust, Inc.	402,600	3,796,518
Ellington Residential Mortgage REIT (f)	230,000	3,569,600
Equity Lifestyle Properties, Inc.	2,264,560	87,162,914
Equity Residential (SBI)	491,300	27,512,800
Excel Trust, Inc.	1,333,928	17,314,385
Extra Space Storage, Inc.	100,300	4,217,615
First Potomac Realty Trust	1,349,015	18,306,134
Glimcher Realty Trust	1,192,200	13,400,328
H&R REIT/H&R Finance Trust	284,100	5,977,413
Hatteras Financial Corp.	438,000	8,799,420
HCP, Inc.	199,000	8,730,130
Highwoods Properties, Inc. (SBI)	245,000	8,888,600
Lexington Corporate Properties Trust	3,246,382	40,709,630
LTC Properties, Inc.	499,513	19,316,168
MFA Financial, Inc.	12,948,193	103,326,569
Mid-America Apartment Communities, Inc. (f)	525,200	35,477,260
Monmouth Real Estate Investment Corp. Class A	249,773	2,442,780
National Retail Properties, Inc.	173,700	6,077,763
New Residential Investment Corp.	923,600	6,123,468
Newcastle Investment Corp.	2,964,200	17,192,360
NorthStar Realty Finance Corp. (f)	2,867,700	28,103,460
Parkway Properties, Inc.	135,008	2,362,640
Piedmont Office Realty Trust, Inc. Class A	949,200	17,171,028
Prologis, Inc.	819,387	31,431,685
RAIT Financial Trust	150,000	1,134,000
Rayonier, Inc.	259,800	15,182,712
Redwood Trust, Inc.	330,000	5,590,200
Retail Properties America, Inc.	897,650	12,647,889
Select Income (REIT)	416,600	11,239,868
Senior Housing Properties Trust (SBI)	911,300	22,919,195
Simon Property Group, Inc.	146,800	23,496,808
Stag Industrial, Inc.	848,669	17,592,908
Summit Hotel Properties, Inc.	692,000	7,003,040
Terreno Realty Corp.	1,204,564	22,091,704
Two Harbors Investment Corp.	1,560,480	15,651,614
Ventas, Inc.	966,746	63,553,882
Washington (REIT) (SBI)	471,900	12,684,672
Weyerhaeuser Co.	323,400	9,184,560
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Investment Trusts - continued
Whitestone REIT Class B (f)	183,267	$ 2,965,260
WP Carey, Inc. (f)	161,500	11,405,130
		1,232,160,922
Real Estate Management & Development - 0.6%
Brookfield Asset Management, Inc. Class A	267,600	9,903,102
Howard Hughes Corp. (a)	26,500	2,894,065
Kennedy-Wilson Holdings, Inc.	664,021	11,354,759
		24,151,926
Thrifts & Mortgage Finance - 0.2%
Home Loan Servicing Solutions Ltd.	388,800	9,731,664
TOTAL FINANCIALS		1,277,847,552
HEALTH CARE - 1.1%
Health Care Providers & Services - 1.1%
Brookdale Senior Living, Inc. (a)	1,081,000	31,478,720
Emeritus Corp. (a)	562,574	13,046,091
		44,524,811
TOTAL COMMON STOCKS (Cost $1,192,449,014)		1,348,923,038
Preferred Stocks - 13.9%

Convertible Preferred Stocks - 1.1%
FINANCIALS - 1.1%
Real Estate Investment Trusts - 1.1%
Alexandria Real Estate Equities, Inc. Series D 7.00%	95,000	2,410,625
CommonWealth REIT 6.50%	396,216	9,041,649
Excel Trust, Inc. 7.00% (h)	248,200	6,170,252
Health Care REIT, Inc. Series I, 6.50%	46,800	2,808,000
Lexington Corporate Properties Trust Series C, 6.50%	388,432	18,838,952
Ramco-Gershenson Properties Trust (SBI) Series D, 7.25%	40,000	2,327,600
Weyerhaeuser Co. Series A, 6.375% (a)	20,000	1,039,400
		42,636,478
Preferred Stocks - continued
	Shares	Value
Nonconvertible Preferred Stocks - 12.8%
CONSUMER DISCRETIONARY - 0.1%
Hotels, Restaurants & Leisure - 0.1%
Red Lion Hotels Capital Trust 9.50%	162,925	$ 4,218,128
FINANCIALS - 12.7%
Capital Markets - 0.1%
Arlington Asset Investment Corp. 6.625%	182,517	4,290,975
Real Estate Investment Trusts - 12.1%
AG Mortgage Investment Trust, Inc. 8.00%	324,817	7,675,426
American Capital Agency Corp. 8.00%	200,000	5,070,000
American Home Mortgage Investment Corp.:
Series A, 9.375% (a)	120,300	12
Series B, 9.25% (a)	124,100	12
Annaly Capital Management, Inc.:
Series A, 7.875%	134,900	3,403,527
Series C, 7.625%	77,837	1,931,136
Series D, 7.50%	213,116	5,157,407
Anworth Mortgage Asset Corp. Series A, 8.625%	309,630	7,802,676
Apollo Commercial Real Estate Finance, Inc. Series A, 8.625%	375,101	9,692,610
Apollo Residential Mortgage, Inc. Series A, 8.00%	279,276	6,702,624
Arbor Realty Trust, Inc.:
Series A, 8.25% (g)	189,089	4,748,025
Series B, 7.75% (a)(g)	240,000	5,901,600
Armour Residential REIT, Inc. Series B, 7.875%	153,654	3,595,504
Ashford Hospitality Trust, Inc.:
Series D, 8.45%	27,000	679,050
Series E, 9.00%	85,751	2,263,826
Boston Properties, Inc. 5.25%	50,000	1,217,500
Campus Crest Communities, Inc. Series A, 8.00%	248,431	6,501,439
CapLease, Inc.:
Series A, 8.125%	70,306	1,766,087
Series B, 8.375%	439,766	11,082,103
Series C, 7.25%	210,000	5,315,100
Capstead Mortgage Corp. Series E, 7.50%	202,984	4,851,318
CBL & Associates Properties, Inc.:
7.375%	289,876	7,272,989
Series E, 6.625%	95,000	2,310,400
Cedar Shopping Centers, Inc. Series B, 7.25%	326,128	8,185,813
CenterPoint Properties Trust Series D, 5.377%	3,575	2,288,000
Chesapeake Lodging Trust Series A, 7.75%	266,916	6,776,997
Colony Financial, Inc. Series A, 8.50%	282,171	7,333,624
CommonWealth REIT 7.50%	93,300	1,949,037
Preferred Stocks - continued
	Shares	Value
Nonconvertible Preferred Stocks - continued
FINANCIALS - continued
Real Estate Investment Trusts - continued
Coresite Realty Corp. Series A, 7.25%	258,224	$ 6,473,676
Corporate Office Properties Trust Series L, 7.375%	80,000	2,099,200
CubeSmart Series A, 7.75%	40,000	1,056,000
CYS Investments, Inc.:
Series A, 7.75%	117,824	2,733,517
Series B, 7.50% (a)	311,567	7,075,687
DDR Corp.:
Series J, 6.50%	237,721	5,702,927
Series K, 6.25%	228,888	5,481,868
Digital Realty Trust, Inc.:
Series E, 7.00%	40,000	1,000,000
Series G, 5.875%	145,444	3,141,590
Duke Realty LP Series L, 6.60%	10,666	266,543
Dynex Capital, Inc.:
Series A, 8.50%	362,932	9,109,593
Series B, 7.625%	252,120	5,889,523
Equity Lifestyle Properties, Inc. Series C, 6.75%	924,148	23,288,530
Essex Property Trust, Inc. Series H, 7.125%	40,000	1,032,000
Excel Trust, Inc. Series B, 8.125%	400,000	10,272,000
First Potomac Realty Trust 7.75%	415,296	10,847,532
General Growth Properties, Inc. Series A, 6.375%	40,986	940,219
Gladstone Commercial Corp. Series C, 7.125%	232,238	6,003,352
Glimcher Realty Trust:
6.875%	256,115	6,282,501
Series G, 8.125%	109,192	2,765,833
Series H, 7.50%	198,527	5,058,468
Hatteras Financial Corp. Series A, 7.625%	197,288	4,728,993
Health Care REIT, Inc. Series J, 6.50%	20,000	506,000
Hersha Hospitality Trust:
Series B, 8.00%	162,538	4,185,354
Series C, 6.875%	50,000	1,205,000
Hospitality Properties Trust Series D, 7.125%	40,800	1,041,216
Hudson Pacific Properties, Inc. 8.375%	394,069	10,328,548
Inland Real Estate Corp. Series A, 8.125%	423,500	10,867,010
Invesco Mortgage Capital, Inc. Series A, 7.75%	113,342	2,707,740
Investors Real Estate Trust Series B, 7.95%	126,572	3,278,215
iStar Financial, Inc.:
Series E, 7.875%	156,008	3,747,312
Series F, 7.80%	279,421	6,669,779
Preferred Stocks - continued
	Shares	Value
Nonconvertible Preferred Stocks - continued
FINANCIALS - continued
Real Estate Investment Trusts - continued
Kilroy Realty Corp. Series G, 6.875%	40,000	$ 979,600
Kite Realty Group Trust 8.25%	96,100	2,504,366
LaSalle Hotel Properties:
Series G, 7.25%	42,026	1,050,230
Series H, 7.50%	126,308	3,190,540
Series I, 6.375%	192,698	4,470,594
LBA Realty Fund II:
Series A, 8.75% (a)	69,000	2,742,750
Series B, 7.625%	31,240	609,180
MFA Financial, Inc.:
8.00%	538,930	13,672,654
Series B, 7.50% (a)	567,024	13,466,820
Monmouth Real Estate Investment Corp.:
7.625%	80,000	2,063,200
Series B, 7.875%	95,000	2,464,300
National Retail Properties, Inc.:
5.70% (a)	82,104	1,823,530
Series D, 6.625%	62,437	1,561,549
New York Mortgage Trust, Inc. Series B, 7.75%	123,101	2,891,642
Newcastle Investment Corp. Series B, 9.75%	14,660	384,092
NorthStar Realty Finance Corp.:
Series B, 8.25%	225,708	5,631,415
Series C, 8.875%	275,338	7,007,352
Series D, 8.50%	161,601	4,085,273
Pebblebrook Hotel Trust:
Series A, 7.875%	372,000	9,486,000
Series B, 8.00%	185,085	4,784,447
Series C, 6.50%	178,160	4,184,978
Pennsylvania (REIT) 7.375%	76,510	1,917,341
Prologis, Inc. Series Q, 8.54%	94,446	5,772,540
PS Business Parks, Inc. 6.875%	50,000	1,257,000
Regency Centers Corp. Series 6, 6.625%	62,261	1,557,148
Retail Properties America, Inc. 7.00%	194,782	4,733,203
Sabra Health Care REIT, Inc. Series A, 7.125%	200,000	5,090,000
Saul Centers, Inc.:
8.00%	38,072	967,410
Series C, 6.875%	315,478	7,950,046
Stag Industrial, Inc.:
Series A, 9.00%	280,000	7,560,000
Preferred Stocks - continued
	Shares	Value
Nonconvertible Preferred Stocks - continued
FINANCIALS - continued
Real Estate Investment Trusts - continued
Stag Industrial, Inc.: - continued
Series B, 6.625%	80,000	$ 1,837,600
Strategic Hotel & Resorts, Inc.:
Series A, 8.50%	92,323	2,215,752
Series B, 8.25%	80,000	1,912,000
Summit Hotel Properties, Inc.:
Series A, 9.25%	138,340	3,701,978
Series B, 7.875%	190,173	4,839,903
Series C, 7.125%	153,212	3,733,776
Sun Communities, Inc. Series A, 7.125%	360,000	9,072,000
Sunstone Hotel Investors, Inc. Series D, 8.00%	60,362	1,549,493
Taubman Centers, Inc. Series K, 6.25%	96,120	2,278,044
Terreno Realty Corp. Series A, 7.75%	213,690	5,523,887
UMH Properties, Inc. Series A, 8.25%	600,000	15,768,000
Urstadt Biddle Properties, Inc. Series F, 7.125%	210,000	5,363,400
Vornado Realty LP 7.875%	54,682	1,452,354
Weingarten Realty Investors (SBI) Series F, 6.50%	49,813	1,256,284
Winthrop Realty Trust:
7.75%	540,000	13,797,000
Series D, 9.25%	65,000	1,756,300
		499,176,539
Real Estate Management & Development - 0.5%
Forest City Enterprises, Inc. 7.375%	657,000	16,425,000
Kennedy-Wilson, Inc. 7.75%	141,574	3,569,081
		19,994,081
TOTAL FINANCIALS		523,461,595
TOTAL NONCONVERTIBLE PREFERRED STOCKS		527,679,723
TOTAL PREFERRED STOCKS (Cost $567,835,343)		570,316,201
Corporate Bonds - 19.9%
		Principal Amount (e)	Value
Convertible Bonds - 2.7%
CONSUMER DISCRETIONARY - 0.1%
Hotels, Restaurants & Leisure - 0.1%
Morgans Hotel Group Co. 2.375% 10/15/14		$ 4,510,000	$ 4,425,438
Household Durables - 0.0%
M/I Homes, Inc. 3% 3/1/18		1,790,000	1,806,289
TOTAL CONSUMER DISCRETIONARY			6,231,727
FINANCIALS - 2.6%
Diversified Financial Services - 0.4%
IAS Operating Partnership LP 5% 3/15/18 (h)		15,490,000	14,289,525
Real Estate Investment Trusts - 2.2%
Annaly Capital Management, Inc. 5% 5/15/15		34,396,000	34,804,453
Ares Commercial Real Estate Corp. 7% 12/15/15 (h)		14,700,000	14,323,313
CapLease, Inc. 7.5% 10/1/27 (h)		5,180,000	5,180,000
Colony Financial, Inc. 5% 4/15/23		9,000,000	9,190,800
Northstar Realty Finance LP 5.375% 6/15/33 (h)		2,000,000	2,108,000
Pennymac Corp. 5.375% 5/1/20 (h)		4,000,000	3,795,000
Redwood Trust, Inc. 4.625% 4/15/18		8,500,000	8,436,250
Starwood Property Trust, Inc.:
4% 1/15/19		3,000,000	3,163,125
4.55% 3/1/18		9,000,000	9,485,100
			90,486,041
Real Estate Management & Development - 0.0%
Forest City Enterprises, Inc. 3.625% 8/15/20 (h)		1,000,000	981,875
Grubb & Ellis Co. 7.95% 5/1/15 (d)(h)		5,500,000	11,000
			992,875
TOTAL FINANCIALS			105,768,441
TOTAL CONVERTIBLE BONDS			112,000,168
Nonconvertible Bonds - 17.2%
CONSUMER DISCRETIONARY - 5.7%
Hotels, Restaurants & Leisure - 0.6%
CityCenter Holdings LLC/CityCenter Finance Corp. 7.625% 1/15/16		3,505,000	3,715,300
FelCor Lodging LP:
5.625% 3/1/23		2,000,000	1,950,000
Corporate Bonds - continued
		Principal Amount (e)	Value
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Hotels, Restaurants & Leisure - continued
FelCor Lodging LP: - continued
6.75% 6/1/19		$ 5,875,000	$ 6,198,125
RHP Hotel Properties LP/RHP Finance Co. 5% 4/15/21 (h)		2,000,000	1,960,000
Times Square Hotel Trust 8.528% 8/1/26 (h)		8,707,232	11,165,196
			24,988,621
Household Durables - 5.1%
Ashton Woods USA LLC/Ashton Woods Finance Co. 6.875% 2/15/21 (h)		10,000,000	10,175,000
Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp. 6.125% 7/1/22 (h)		1,000,000	1,022,500
Brookfield Residential Properties, Inc. 6.5% 12/15/20 (h)		1,615,000	1,691,713
D.R. Horton, Inc.:
4.75% 5/15/17		2,000,000	2,080,000
5.75% 8/15/23		2,510,000	2,510,000
KB Home:
5.875% 1/15/15		7,000,000	7,280,000
7.25% 6/15/18		7,420,000	8,106,350
8% 3/15/20		8,465,000	9,438,475
9.1% 9/15/17		17,595,000	20,146,275
Lennar Corp.:
4.125% 12/1/18 (h)		5,520,000	5,326,800
5.6% 5/31/15		6,000,000	6,358,200
6.5% 4/15/16		4,000,000	4,310,000
6.95% 6/1/18		14,280,000	15,708,000
M/I Homes, Inc. 8.625% 11/15/18		26,055,000	28,399,950
Meritage Homes Corp.:
7% 4/1/22		7,525,000	8,202,250
7.15% 4/15/20		7,060,000	7,766,000
Ryland Group, Inc.:
6.625% 5/1/20		1,555,000	1,644,413
8.4% 5/15/17		5,420,000	6,287,200
Standard Pacific Corp.:
7% 8/15/15		4,000,000	4,330,000
8.375% 5/15/18		28,983,000	33,547,823
10.75% 9/15/16		8,415,000	10,129,556
Corporate Bonds - continued
		Principal Amount (e)	Value
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Household Durables - continued
Toll Brothers Finance Corp. 5.875% 2/15/22		$ 1,550,000	$ 1,619,750
William Lyon Homes, Inc. 8.5% 11/15/20		13,595,000	14,886,525
			210,966,780
TOTAL CONSUMER DISCRETIONARY			235,955,401
CONSUMER STAPLES - 0.0%
Food & Staples Retailing - 0.0%
Ahold Lease Series 2001 A1 pass thru trust certificates 7.82% 1/2/20		907,635	1,030,165
FINANCIALS - 10.2%
Diversified Financial Services - 0.6%
Cantor Commercial Real Estate Co. LP/CCRE Finance Corp. 7.75% 2/15/18 (h)		4,755,000	4,873,875
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
6% 8/1/20 (h)		3,000,000	3,003,750
7.75% 1/15/16		10,820,000	11,239,275
8% 1/15/18		5,240,000	5,534,750
			24,651,650
Real Estate Investment Trusts - 6.7%
Camden Property Trust 5% 6/15/15		1,100,000	1,177,473
Commercial Net Lease Realty, Inc.:
6.15% 12/15/15		2,526,000	2,802,857
6.25% 6/15/14		8,355,000	8,721,676
CubeSmart LP 4.8% 7/15/22		2,000,000	2,092,340
Developers Diversified Realty Corp.:
5.5% 5/1/15		4,000,000	4,279,748
7.5% 4/1/17		6,000,000	7,034,316
7.5% 7/15/18		8,756,000	10,495,432
7.875% 9/1/20		4,637,000	5,723,876
9.625% 3/15/16		3,836,000	4,588,017
Equity One, Inc.:
5.375% 10/15/15		3,500,000	3,798,533
6.25% 1/15/17		3,000,000	3,349,932
Equity Residential 5.125% 3/15/16		7,201,000	7,926,717
Health Care Property Investors, Inc.:
5.625% 5/1/17		2,980,000	3,340,714
6% 6/15/14		2,340,000	2,439,768
Corporate Bonds - continued
		Principal Amount (e)	Value
Nonconvertible Bonds - continued
FINANCIALS - continued
Real Estate Investment Trusts - continued
Health Care Property Investors, Inc.: - continued
6% 3/1/15		$ 1,000,000	$ 1,073,503
6% 1/30/17		2,383,000	2,691,134
7.072% 6/8/15		1,500,000	1,658,097
Health Care REIT, Inc.:
3.625% 3/15/16		7,685,000	8,092,858
4.125% 4/1/19		2,000,000	2,114,364
6% 11/15/13		1,000,000	1,014,204
6.2% 6/1/16		2,750,000	3,094,146
Healthcare Realty Trust, Inc.:
3.75% 4/15/23		4,022,000	3,807,491
5.75% 1/15/21		3,095,000	3,392,275
6.5% 1/17/17		2,875,000	3,239,464
Highwoods/Forsyth LP:
3.625% 1/15/23		1,607,000	1,507,782
5.85% 3/15/17		2,800,000	3,087,101
Hospitality Properties Trust:
5% 8/15/22		3,177,000	3,213,914
5.625% 3/15/17		915,000	995,560
7.875% 8/15/14		1,000,000	1,034,937
HRPT Properties Trust:
5.75% 11/1/15		4,826,000	5,043,720
6.25% 8/15/16		9,675,000	10,290,775
6.25% 6/15/17		1,055,000	1,115,920
6.65% 1/15/18		4,246,000	4,551,606
iStar Financial, Inc.:
3.875% 7/1/16		2,855,000	2,826,450
5.85% 3/15/17		3,587,000	3,694,610
5.875% 3/15/16		34,260,000	35,801,700
6.05% 4/15/15		14,630,000	15,215,200
7.125% 2/15/18		5,725,000	6,125,750
9% 6/1/17		9,175,000	10,367,750
MPT Operating Partnership LP/MPT Finance Corp.:
6.375% 2/15/22		3,610,000	3,799,525
6.875% 5/1/21		2,000,000	2,135,000
National Retail Properties, Inc. 3.3% 4/15/23		2,000,000	1,852,958
Nationwide Health Properties, Inc. 6% 5/20/15		5,670,000	6,176,019
Omega Healthcare Investors, Inc.:
6.75% 10/15/22		2,115,000	2,294,775
Corporate Bonds - continued
		Principal Amount (e)	Value
Nonconvertible Bonds - continued
FINANCIALS - continued
Real Estate Investment Trusts - continued
Omega Healthcare Investors, Inc.: - continued
7.5% 2/15/20		$ 1,000,000	$ 1,095,000
Pan Pacific Retail Properties, Inc. 5.95% 6/1/14		1,750,000	1,822,919
Potlatch Corp. 7.5% 11/1/19		1,000,000	1,150,000
ProLogis LP:
6.625% 5/15/18		6,480,000	7,555,162
7.625% 7/1/17		4,690,000	5,373,446
Reckson Operating Partnership LP/SL Green Realty Corp./SL Green Operating Partnership LP 7.75% 3/15/20		2,000,000	2,368,846
Senior Housing Properties Trust:
4.3% 1/15/16		5,000,000	5,202,760
6.75% 4/15/20		13,624,000	15,113,893
6.75% 12/15/21		8,000,000	8,882,688
United Dominion Realty Trust, Inc.:
5.13% 1/15/14		2,520,000	2,567,462
5.25% 1/15/15		1,000,000	1,055,403
5.25% 1/15/16		4,000,000	4,329,236
			275,596,802
Real Estate Management & Development - 2.8%
AMB Property LP 5.9% 8/15/13		400,000	400,547
BioMed Realty LP 3.85% 4/15/16		2,000,000	2,105,004
Brandywine Operating Partnership LP:
5.4% 11/1/14		6,750,000	7,096,356
7.5% 5/15/15		1,000,000	1,105,530
CB Richard Ellis Services, Inc.:
5% 3/15/23		6,020,000	5,779,200
6.625% 10/15/20		1,205,000	1,284,831
Colonial Properties Trust 6.25% 6/15/14		3,094,000	3,233,901
Colonial Realty LP 6.05% 9/1/16		2,500,000	2,800,762
Corporate Office Properties LP 3.6% 5/15/23 (h)		5,000,000	4,634,915
ERP Operating LP 5.25% 9/15/14		4,815,000	5,053,554
Forest City Enterprises, Inc. 6.5% 2/1/17		17,420,000	17,458,324
Host Hotels & Resorts LP 5.25% 3/15/22		2,000,000	2,083,290
Kennedy-Wilson, Inc. 8.75% 4/1/19		20,410,000	22,144,850
Realogy Corp.:
7.875% 2/15/19 (h)		7,085,000	7,687,225
9% 1/15/20 (h)		1,920,000	2,198,400
Corporate Bonds - continued
		Principal Amount (e)	Value
Nonconvertible Bonds - continued
FINANCIALS - continued
Real Estate Management & Development - continued
Regency Centers LP:
5.25% 8/1/15		$ 4,509,000	$ 4,851,756
5.875% 6/15/17		400,000	446,543
Toys 'R' Us Property Co. I LLC 10.75% 7/15/17		2,490,000	2,633,200
Ventas Realty LP/Ventas Capital Corp.:
2.7% 4/1/20		3,000,000	2,849,517
3.125% 11/30/15		13,807,000	14,473,740
4% 4/30/19		2,262,000	2,371,949
Wells Operating Partnership II LP 5.875% 4/1/18		3,000,000	3,153,165
			115,846,559
Thrifts & Mortgage Finance - 0.1%
Wrightwood Capital LLC 1.9% 4/20/20 (d)		3,781,040	3,157,168
TOTAL FINANCIALS			419,252,179
HEALTH CARE - 0.9%
Health Care Equipment & Supplies - 0.3%
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp. 7.75% 2/15/19		10,410,000	11,190,750
Health Care Providers & Services - 0.6%
Sabra Health Care LP/Sabra Capital Corp.:
5.375% 6/1/23		2,795,000	2,725,125
8.125% 11/1/18		21,426,000	23,032,950
			25,758,075
TOTAL HEALTH CARE			36,948,825
INDUSTRIALS - 0.2%
Commercial Services & Supplies - 0.1%
Iron Mountain, Inc. 5.75% 8/15/24		4,235,000	4,002,075
Industrial Conglomerates - 0.1%
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp. 7.375% 10/1/17 (h)		3,050,000	3,149,125
TOTAL INDUSTRIALS			7,151,200
Corporate Bonds - continued
		Principal Amount (e)	Value
Nonconvertible Bonds - continued
INFORMATION TECHNOLOGY - 0.1%
Internet Software & Services - 0.1%
CyrusOne LP/CyrusOne Finance Corp. 6.375% 11/15/22		$ 3,000,000	$ 3,150,000
TELECOMMUNICATION SERVICES - 0.1%
Wireless Telecommunication Services - 0.1%
Crown Castle International Corp. 5.25% 1/15/23		4,000,000	3,850,000
TOTAL NONCONVERTIBLE BONDS			707,337,770
TOTAL CORPORATE BONDS (Cost $772,590,551)			819,337,938
Asset-Backed Securities - 3.1%

Anthracite CDO III Ltd./Anthracite CDO III Corp. Series 2004-1A Class A, 0.551% 3/23/19 (h)(i)		157,192	154,442
Capital Trust RE CDO Ltd. Series 2005-1A Class D, 1.6915% 3/20/50 (h)(i)		2,250,000	104,625
Capital Trust RE CDO Ltd./Capital Trust RE CDO Corp. Series 2005-3A Class A2, 5.16% 6/25/35 (h)		903,043	898,528
CapitalSource Real Estate Loan Trust Series 2006-1A Class A2A, 0.5186% 1/20/37 (h)(i)		634,553	599,653
CapLease CDO Ltd. Series 2005-1A Class A, 4.926% 1/29/40 (h)		1,069,411	1,058,717
CBRE Realty Finance CDO LLC Series 2007-1A Class A1, 0.5209% 4/7/52 (h)(i)		4,042,150	3,840,042
Conseco Finance Securitizations Corp. Series 2002-2 Class M2, 9.163% 3/1/33 (i)		500,000	439,412
Crest Clarendon Street Ltd./Crest Clarendon Corp. Series 2002-1A Class D, 9% 12/28/35 (h)		536,066	361,738
Crest Dartmouth Street Ltd./Crest Dartmouth Street Corp. Series 2003-1A Class D, 9% 6/28/38 (h)		1,064,351	798,264
Deutsche Financial Capital Securitization LLC Series 1997-I Class M, 7.275% 9/15/27		9,500,000	9,081,535
Fairfield Street Solar Corp. Series 2004-1A Class E1, 3.6378% 11/28/39 (h)(i)		587,788	17,634
Green Tree Financial Corp.:
Series 1996-4 Class M1, 7.75% 6/15/27		1,788,179	1,701,552
Series 1997-3 Class M1, 7.53% 3/15/28		7,238,253	5,989,821
Asset-Backed Securities - continued
		Principal Amount (e)	Value
GSR Mortgage Loan Trust Series 2005-HE3 Class B3, 2.69% 6/25/35 (i)(k)		$ 695,471	$ 30,822
Guggenheim Structured Real Estate Funding Ltd./Guggenheim Structured Real Estate Funding LLC Series 2005-2A:
Class D, 1.74% 8/26/30 (h)(i)		735,000	691,856
Class E, 2.19% 8/26/30 (h)(i)		1,517,957	971,493
HLSS Servicer Advance Receivables Backed Notes Series 2013-T2 Class D2, 2.388% 5/16/44 (h)		3,000,000	2,966,250
Lehman ABS Manufactured Housing Contract Trust Series 2001-B Class M2, 7.17% 4/15/40		1,084,685	530,826
Merit Securities Corp. Series 13 Class M1, 8.63% 12/28/33 (i)		1,923,000	2,057,320
Mesa West Capital CDO Ltd.:
Series 2007-1A Class A2, 0.48% 2/25/47 (h)(i)		20,390,000	18,758,800
Series 2007-1A Class A1, 0.45% 2/25/47 (h)(i)		6,377,223	6,122,134
N-Star Real Estate CDO Ltd. Series 1A Class C1B, 7.696% 8/28/38 (h)		899,989	773,990
Newcastle Investment Trust Series 2011-MH1 Class A, 2.45% 12/10/33 (h)		2,119,870	2,150,019
Prima Capital Ltd. Series 2006-CR1A Class A2, 5.533% 12/28/48 (h)		7,748,554	7,903,526
Taberna Preferred Funding III Ltd. Series 2005-3A Class D, 2.9231% 2/5/36 (h)(i)		3,693,580	369
Wachovia Ltd./Wachovia LLC:
Series 2006-1 Class 1ML, 0.9993% 9/25/26 (h)(i)		2,000,000	1,240,000
Series 2006-1A:
Class A1A, 0.5328% 9/25/26 (h)(i)		7,955,179	7,855,739
Class A1B, 0.6028% 9/25/26 (h)(i)		22,506,000	20,705,520
Class A2B, 0.5828% 9/25/26 (h)(i)		1,212,270	1,154,688
Class B, 0.6328% 9/25/26 (h)(i)		3,450,000	3,268,875
Class C, 0.8028% 9/25/26 (h)(i)		7,030,000	6,537,900
Class E, 1.0028% 9/25/26 (h)(i)		1,000,000	895,000
Class F, 1.4228% 9/25/26 (h)(i)		3,483,000	3,047,625
Class G, 1.6228% 9/25/26 (h)(i)		1,599,000	1,395,128
Class H, 1.9228% 9/25/26 (h)(i)		1,535,000	1,331,613
Class J, 3.0228% 9/25/26 (h)(i)		1,500,000	1,303,200
Class K, 3.5228% 9/25/26 (h)(i)		2,475,000	2,103,750
Class L, 4.2728% 9/25/26 (h)(i)		1,500,000	1,290,000
Asset-Backed Securities - continued
		Principal Amount (e)	Value
Wrightwood Capital Real Estate CDO Ltd. Series 2005-1A:
Class A1, 0.5936% 11/21/40 (h)(i)		$ 8,831,580	$ 8,213,370
Class F, 2.2236% 11/21/40 (h)(i)		250,000	50,000
TOTAL ASSET-BACKED SECURITIES (Cost $127,734,548)			128,395,776
Collateralized Mortgage Obligations - 0.4%

Private Sponsor - 0.4%
COMM pass-thru certificates Series 2007-FL14 Class AJ, 0.371% 6/15/22 (h)(i)		1,672,831	1,661,618
Countrywide Home Loans, Inc.:
Series 2002-38 Class B3, 5% 2/25/18 (h)		45,480	15,449
Series 2002-R2 Class 2B3, 3.6535% 7/25/33 (h)(i)		195,218	35,053
Series 2003-40 Class B3, 4.5% 10/25/18 (h)		37,258	949
Series 2003-R3:
Class B2, 5.5% 11/25/33 (h)		1,272,916	250,515
Class B3, 5.5% 11/25/33		52,966	1,171
Series 2004-R1 Class 1B3, 5.5% 11/25/34 (h)(i)		94,445	7,011
FREMF Mortgage Trust:
Series 2010-K6 Class B, 5.5328% 12/25/46 (h)(i)		4,500,000	4,717,818
Series 2010-K7 Class B, 5.6188% 4/25/20 (h)(i)		3,200,000	3,367,498
Merrill Lynch Mortgage Investors Trust Series 1998-C3 Class F, 6% 12/15/30 (h)		5,783,417	5,954,004
RESI Finance LP/RESI Finance DE Corp. floater:
Series 2003-B Class B9, 12.1428% 7/10/35 (h)(i)		216,490	226,264
Series 2005-A Class B6, 2.1928% 3/10/37 (h)(i)		664,645	4,254
Residential Funding Securities Corp. Series 2002-RM1 Class BI1, 5.5% 12/25/17 (h)		24,251	21,211
RESIX Finance Ltd. floater:
Series 2003-D Class B8, 6.6928% 12/10/35 (h)(i)		219,521	72,333
Series 2004-A Class B7, 4.4428% 2/10/36 (h)(i)		241,587	108,601
Series 2004-B Class B7, 4.1928% 2/10/36 (h)(i)		290,032	119,677
TOTAL PRIVATE SPONSOR			16,563,426
U.S. Government Agency - 0.0%
Fannie Mae REMIC Trust:
Series 2001-W3 subordinate REMIC pass thru certificates, Class B3, 7% 9/25/41 (k)		138,253	65,777
Series 2002-W1 subordinate REMIC pass thru certificates, Class 3B3, 3.1861% 2/25/42 (h)(i)		94,047	53,961
Collateralized Mortgage Obligations - continued
		Principal Amount (e)	Value
U.S. Government Agency - continued
Fannie Mae REMIC Trust: - continued
Series 2003-W1 subordinate REMIC pass thru certificates, Class B3, 4.8488% 12/25/42 (i)(k)		$ 209,985	$ 54,010
Series 2003-W10 subordinate REMIC pass thru certificates, Class 2B3, 3.1684% 6/25/43 (h)(i)		140,041	57,747
Series 2003-W4 subordinate REMIC pass thru certificates, Class 2B3, 3.1779% 10/25/42 (h)(i)		61,299	32,335
TOTAL U.S. GOVERNMENT AGENCY			263,830
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $17,966,869)			16,827,256
Commercial Mortgage Securities - 12.5%

ACGS Series 2004-1 Class P, 7.4605% 8/1/19 (k)		3,234,240	3,192,043
Americold LLC Trust Series 2010-ARTA Class D, 7.443% 1/14/29 (h)		2,000,000	2,287,786
Banc of America Commercial Mortgage Trust:
Series 2005-1 Class CJ, 5.4031% 11/10/42 (i)		3,580,000	3,803,535
Series 2005-5 Class D, 5.4033% 10/10/45 (i)		4,000,000	4,036,092
Series 2005-6 Class AJ, 5.3576% 9/10/47 (i)		5,000,000	5,359,625
Banc of America Large Loan Trust floater Series 2010-HLTN Class HLTN, 2.491% 11/15/15 (h)(i)		52,636,093	52,890,536
Banc of America Large Loan, Inc. floater Series 2005-MIB1 Class K, 2.191% 3/15/22 (h)(i)		760,684	517,153
Banc of America REMIC Trust Series 2012-CLMZ Class A, 7.691% 8/15/17 (h)(i)		4,900,000	5,096,000
Bear Stearns Commercial Mortgage Securities, Inc. Series 2006-PW11 Class AJ, 5.6112% 3/11/39 (i)		5,700,000	5,921,936
Bear Stearns Commercial Mortgage Securities Trust Series 2006-T22 Class B, 5.7655% 4/12/38 (h)(i)		2,520,000	2,696,637
COMM Mortgage Trust:
sequential payer Series 2013-LC6 Class E, 3.5% 1/10/46 (h)		4,300,000	2,971,283
Series 2012-CR5 Class D, 4.4794% 12/10/45 (h)(i)		2,000,000	1,805,966
Series 2013-CR9 Class D, 4.403% 7/10/45 (h)		1,000,000	787,813
COMM pass-thru certificates floater Series 2006-FL12:
Class AJ, 0.321% 12/15/20 (h)(i)		2,583,778	2,546,874
Class B, 0.361% 12/15/20 (h)(i)		2,625,202	2,567,503
Commercial Mortgage Trust pass-thru certificates:
Series 2005-C6 Class AJ, 5.209% 6/10/44 (i)		5,000,000	5,238,340
Commercial Mortgage Securities - continued
		Principal Amount (e)	Value
Commercial Mortgage Trust pass-thru certificates: - continued
Series 2012-CR1:
Class C, 5.5468% 5/15/45 (i)		$ 1,000,000	$ 1,011,933
Class D, 5.5468% 5/15/45 (h)(i)		5,550,000	5,073,133
Series 2012-CR2:
Class D, 5.02% 8/15/45 (h)(i)		4,500,000	4,255,686
Class E, 5.02% 8/15/45 (h)(i)		6,000,000	5,287,152
Series 2012-LC4:
Class C, 5.8238% 12/10/44 (i)		2,000,000	2,067,198
Class D, 5.8238% 12/10/44 (h)(i)		8,000,000	7,511,608
Credit Suisse First Boston Mortgage Securities Corp.:
Series 1998-C1 Class F, 6% 5/17/40 (h)		1,855,830	2,011,970
Series 1998-C2 Class F, 6.75% 11/15/30 (h)		3,000,000	3,119,874
DBUBS Mortgage Trust Series 2011-LC1A Class E, 5.7284% 11/10/46 (h)(i)		12,490,000	12,137,270
Deutsche Mortgage & Asset Receiving Corp. Series 1998-C1 Class J, 6.22% 6/15/31		543,989	543,624
DLJ Commercial Mortgage Corp. Series 1998-CG1 Class B4, 7.3882% 6/10/31 (h)(i)		216,298	216,252
Extended Stay America Trust Series 2013-ESHM Class M, 7.625% 12/5/19 (h)		10,950,000	11,184,607
Freddie Mac:
pass-thru certificates:
Series K011 Class X3, 2.6621% 12/25/43 (i)(j)		12,206,096	1,828,693
Series K012 Class X3, 2.3659% 1/25/41 (i)(j)		21,072,886	2,820,943
Series K013 Class X3, 2.8848% 1/25/43 (i)(j)		14,360,000	2,358,257
Series KAIV Class X2, 3.6147% 6/25/46 (i)(j)		7,430,000	1,578,865
G-Force LLC sequential payer Series 2005-RRA Class A2, 4.83% 8/22/36 (h)		3,294,724	3,311,197
GMAC Commercial Mortgage Securities, Inc.:
Series 1997-C2 Class G, 6.75% 4/15/29 (i)		870,077	967,580
Series 1999-C3 Class J, 6.974% 8/15/36 (h)		1,500,000	1,561,283
Series 2000-C1 Class K, 7% 3/15/33		190,322	140,399
GS Mortgage Securities Corp. II:
floater Series 2007-EOP Class L, 5.4585% 3/6/20 (h)(i)		1,400,000	1,398,697
Series 2010-C1:
Class D, 6.1268% 8/10/43 (h)(i)		4,000,000	4,023,956
Class E, 4% 8/10/43 (h)		3,770,000	2,854,120
Series 2012-GCJ7:
Class C, 5.9064% 5/10/45 (i)		6,500,000	6,802,575
Class D, 5.9064% 5/10/45 (h)(i)		2,000,000	1,882,940
Commercial Mortgage Securities - continued
		Principal Amount (e)	Value
GS Mortgage Securities Corp. Trust Series 2011-ALF Class E, 4.953% 2/10/21 (h)		$ 9,185,000	$ 9,210,718
GS Mortgage Securities Trust:
Series 2010-C2 Class D, 5.4004% 12/10/43 (h)(i)		3,000,000	2,856,888
Series 2011-GC5:
Class C, 5.4744% 8/10/44 (h)(i)		9,000,000	9,317,997
Class D, 5.4744% 8/10/44 (h)(i)		4,000,000	3,744,660
Series 2012-GC6 Class C, 5.8263% 1/10/45 (h)(i)		3,600,000	3,782,745
JP Morgan Chase Commercial Mortgage Securities Trust floater:
Series 2013-JWMZ Class M, 6.191% 4/15/18 (h)(i)		2,225,379	2,242,065
Series 2013-JWRZ Class E, 3.931% 4/15/30 (h)(i)		3,400,000	3,385,373
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2001-A:
Class G, 6% 10/15/32 (h)(i)		2,034,288	36,685
Class X, 0.6365% 10/15/32 (h)(i)(j)		4,717,838	29,956
Series 2002-C1 Class E, 6.135% 7/12/37 (h)		1,603,638	1,605,251
Series 2003-C1 Class F, 6.1832% 1/12/37 (h)(i)		1,000,000	1,000,000
Series 2009-IWST:
Class C, 7.6935% 12/5/27 (h)(i)		3,000,000	3,579,231
Class D, 7.6935% 12/5/27 (h)(i)		9,550,000	10,777,022
Series 2010-CNTM Class MZ, 8.5% 8/5/20 (h)		9,000,000	9,555,212
Series 2010-CNTR:
Class D, 6.3899% 8/5/32 (h)(i)		4,500,000	4,911,768
Class XB, 1.1366% 8/5/32 (h)(i)(j)		32,655,000	1,504,759
Series 2012-CBX Class C, 5.3611% 6/16/45 (i)		4,530,000	4,548,004
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2005-LDP5 Class AJ, 5.4883% 12/15/44 (i)		3,470,000	3,671,251
Series 2011-C5 Class C, 5.4915% 8/15/46 (h)(i)		6,525,375	6,838,456
JPMorgan Chase Commercial Mortgage Trust Series 2013-LC11 Class D, 4.3844% 4/15/46 (i)		3,750,000	3,031,806
JPMorgan Commercial Mortgage Finance Corp. Series 1999-C8:
Class G, 6% 7/15/31 (h)		600,122	601,704
Class H, 6% 7/15/31 (h)		1,424,589	838,020
LB Commercial Conduit Mortgage Trust Series 1998-C4 Class G, 5.6% 10/15/35 (h)		990,263	1,003,253
LB-UBS Commercial Mortgage Trust:
sequential payer:
Series 2004-C2 Class E, 4.487% 3/15/36		2,060,000	2,078,231
Series 2005-C3 Class AJ, 4.843% 7/15/40		6,620,000	6,982,564
Series 2005-C7 Class AJ, 5.323% 11/15/40 (i)		8,000,000	8,492,008
Commercial Mortgage Securities - continued
		Principal Amount (e)	Value
LB-UBS Commercial Mortgage Trust: - continued
sequential payer:
Series 2006-C7 Class AM, 5.378% 11/15/38		$ 2,040,000	$ 2,178,318
Series 2004-C7 Class E, 4.918% 10/15/36		5,120,000	5,265,638
Series 2005-C1 Class E, 4.924% 2/15/40		4,000,000	4,075,288
Series 2006-C4:
Class AJ, 6.0813% 6/15/38 (i)		7,005,000	7,229,854
Class AM, 6.0813% 6/15/38 (i)		6,700,000	7,393,631
Lehman Brothers Floating Rate Commercial Mortgage Trust floater Series 2007-LLFA Class E, 1.091% 6/15/22 (h)(i)		6,230,000	6,197,691
LStar Commercial Mortgage Trust Series 2011-1:
Class B, 5.5191% 6/25/43 (h)(i)		6,165,000	6,403,467
Class D, 5.5191% 6/25/43 (h)(i)		4,699,000	4,625,745
Mach One Trust LLC Series 2004-1A Class H, 6.3257% 5/28/40 (h)(i)		2,840,000	2,886,150
Merrill Lynch Financial Asset, Inc. Series 2005-CA16:
Class F, 4.384% 7/12/37	CAD	710,000	583,842
Class G, 4.384% 7/12/37	CAD	355,000	286,895
Class H, 4.384% 7/12/37	CAD	236,000	187,458
Class J, 4.384% 7/12/37	CAD	355,000	277,175
Class K, 4.384% 7/12/37	CAD	355,000	272,475
Class L, 4.384% 7/12/37	CAD	236,000	178,083
Class M, 4.384% 7/12/37	CAD	995,000	671,534
Merrill Lynch Mortgage Investors Trust Series 1999-C1 Class G, 6.71% 11/15/31 (h)		705,632	324,591
Merrill Lynch Mortgage Trust Series 2006-C1 Class AM, 5.8724% 5/12/39 (i)		1,200,000	1,309,643
Mezz Capital Commercial Mortgage Trust:
sequential payer:
Series 2004-C1 Class A, 4.836% 1/15/37 (h)		1,267,582	1,128,148
Series 2004-C2 Class A, 5.318% 10/15/40 (h)		9,062,036	7,929,282
Series 2004-C1:
Class D, 6.988% 1/15/37 (h)		223,293	22
Class IO, 8.9651% 1/15/37 (h)(i)(j)		1,759,867	81,482
Morgan Stanley BAML Trust Series 2013-C9 Class D, 4.2997% 5/15/46 (h)(i)		5,000,000	4,087,410
Morgan Stanley Capital I Trust:
sequential payer:
Series 2012-C4 Class E, 5.71% 3/15/45 (h)(i)		4,630,000	4,312,137
Series 2006-HQ10 Class AM, 5.36% 11/12/41		8,200,000	8,949,357
Series 1997-RR Class F, 7.4018% 4/30/39 (h)(i)		1,030,758	1,030,758
Series 1998-CF1 Class G, 7.35% 7/15/32 (h)		2,638,892	1,970,236
Commercial Mortgage Securities - continued
		Principal Amount (e)	Value
Morgan Stanley Capital I Trust: - continued
Series 2005-HQ5 Class B, 5.272% 1/14/42		$ 2,000,000	$ 2,090,064
Series 2005-HQ6 Class AJ, 5.073% 8/13/42 (i)		2,500,000	2,638,195
Series 2006-IQ12 Class AMFX, 5.37% 12/15/43		7,500,000	8,239,575
Series 2011-C1 Class C, 5.4199% 9/15/47 (h)(i)		4,000,000	4,260,810
Series 2011-C2:
Class D, 5.4934% 6/15/44 (h)(i)		4,610,000	4,446,580
Class E, 5.4934% 6/15/44 (h)(i)		9,600,000	9,032,928
Class F, 5.4934% 6/15/44 (h)(i)		4,440,000	3,591,760
Class XB, 0.5389% 6/15/44 (h)(i)(j)		63,708,222	2,154,294
Series 2011-C3:
Class C, 5.3573% 7/15/49 (h)(i)		2,000,000	2,045,002
Class D, 5.3573% 7/15/49 (h)(i)		7,400,000	7,220,047
Series 2012-C4 Class D, 5.71% 3/15/45 (h)(i)		6,310,000	6,343,676
NationsLink Funding Corp. Series 1999-SL Class X, 11/10/30 (j)		74,656	74,567
Providence Place Group Ltd. Partnership Series 2000-C1 Class A2, 7.75% 7/20/28 (h)		3,929,602	5,029,498
RBSCF Trust Series 2010-MB1 Class D, 4.8386% 4/15/24 (h)(i)		9,049,000	9,102,869
Salomon Brothers Mortgage Securities VII, Inc. Series 2001-MMA Class E3, 6.5% 2/18/34 (h)(i)		122,646	123,767
TIAA Seasoned Commercial Mortgage Trust sequential payer Series 2007-C4 Class AJ, 5.5257% 8/15/39 (i)		2,080,000	2,269,590
TimberStar Trust I Series 2006-1 Class F, 7.5296% 10/15/36 (h)		10,630,000	10,871,163
UBS Commercial Mortgage Trust Series 2007-FL1 Class F, 0.766% 7/15/24 (h)(i)		1,200,000	1,093,200
UBS-Barclays Commercial Mortgage Trust sequential payer Series 2012-C3 Class A1, 0.726% 8/10/49		3,415,348	3,388,131
UBS-Citigroup Commercial Mortgage Trust Series 2011-C1 Class B, 6.0706% 1/10/45 (h)(i)		3,000,000	3,344,322
Vornado DP LLC Series 2010-VNO Class D, 6.3555% 9/13/28 (h)		2,540,000	2,811,498
Wachovia Bank Commercial Mortgage Trust:
Series 2004-C10 Class E, 4.931% 2/15/41		2,000,000	2,019,384
Series 2004-C11:
Class D, 5.5696% 1/15/41 (i)		5,177,000	5,246,579
Class E, 5.6196% 1/15/41 (i)		3,785,000	3,835,359
Series 2004-C12 Class D, 5.4782% 7/15/41 (i)		2,750,000	2,816,858
Series 2004-C14 Class B, 5.17% 8/15/41		3,180,000	3,278,764
Wells Fargo Commercial Mortgage Trust Series 2012-LC5 Class D, 4.7802% 10/15/45 (h)		9,999,000	8,698,550
Commercial Mortgage Securities - continued
		Principal Amount (e)	Value
WF-RBS Commercial Mortgage Trust:
Series 2011-C3:
Class C, 5.335% 3/15/44 (h)		$ 4,900,000	$ 5,090,728
Class D, 5.7215% 3/15/44 (h)(i)		1,000,000	961,854
Class E, 5% 3/15/44 (h)		3,000,000	2,484,135
Series 2012-C7 Class D, 5.0045% 6/15/45 (h)(i)		2,380,000	2,269,935
Series 2013-C11:
Class D, 4.3246% 3/15/45 (h)(i)		5,830,000	4,801,250
Class E, 4.3246% 3/15/45 (h)(i)		4,780,000	3,501,097
Series 2013-C13 Class D, 4.2791% 5/15/45 (h)(i)		4,000,000	3,224,236
WFDB Commercial Mortgage Trust Series 2011-BXR Class D, 5.914% 7/5/24 (h)		4,000,000	4,064,472
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $486,874,679)			515,595,608
Floating Rate Loans - 11.0%

CONSUMER DISCRETIONARY - 4.8%
Hotels, Restaurants & Leisure - 4.5%
Cedar Fair LP Tranche B, term loan 3.25% 3/6/20 (i)		2,802,975	2,831,005
Cooper Hotel Group REL 12% 11/6/17		13,350,139	14,017,646
Extended Stay America, Inc. REL 9.625% 12/1/19		7,000,000	7,140,000
Four Seasons Holdings, Inc. Tranche 2LN, term loan 6.25% 12/27/20 (i)		510,000	520,200
Hilton Worldwide, Inc.:
term loan 4.442% 11/12/15 (i)		55,995,536	55,365,586
Tranche B, term loan 3.5645% 11/12/15 (i)		10,902,924	10,780,266
Tranche C, term loan 3.692% 11/12/15 (i)		18,171,541	17,967,111
Tranche D, term loan 3.942% 11/12/15 (i)		20,986,223	20,750,128
Tranche E, term loan 4.192% 11/12/15 (i)		27,257,311	26,950,666
Intrawest U.S. Holding, Inc. Tranche 1LN, term loan 7% 12/4/17 (i)		4,975,000	5,068,281
La Quinta:
Tranche A, term loan 11.375% 7/6/14 (i)		7,990,026	8,140,239
Tranche B, term loan 11.375% 7/6/14 (i)		5,992,520	6,105,179
Tranche D, term loan 14.9% 7/6/14 (i)		12,000,000	11,715,600
			187,351,907
Multiline Retail - 0.2%
JC Penney Corp., Inc. Tranche B, term loan 6% 5/21/18 (i)		5,995,000	5,957,531
Floating Rate Loans - continued
		Principal Amount (e)	Value
CONSUMER DISCRETIONARY - continued
Specialty Retail - 0.1%
The Pep Boys - Manny, Moe & Jack Tranche B, term loan 5% 10/11/18 (i)		$ 5,328,225	$ 5,361,526
TOTAL CONSUMER DISCRETIONARY			198,670,964
CONSUMER STAPLES - 0.1%
Food & Staples Retailing - 0.1%
Albertson's LLC Tranche B 1LN, term loan 4.25% 3/21/16 (i)		5,162,063	5,213,683
ENERGY - 0.4%
Oil, Gas & Consumable Fuels - 0.4%
Panda Sherman Power, LLC term loan 9% 9/14/18 (i)		7,200,000	7,326,000
Panda Temple Power, LLC term loan 7.25% 4/3/19 (i)		8,580,000	8,655,075
			15,981,075
FINANCIALS - 4.0%
Diversified Financial Services - 1.2%
Blackstone REL 10% 10/1/17		17,488,428	18,385,584
BRE Select Hotels Corp. REL 5.942% 5/9/18 (i)		12,235,818	12,235,818
Calpine Construction Finance Co. LP Tranche B 2LN, term loan 3.25% 1/31/22 (i)		5,445,000	5,424,581
Pilot Travel Centers LLC:
Tranche B 2LN, term loan 4.25% 8/7/19 (i)		7,208,218	7,208,218
Tranche B, term loan 3.75% 3/30/18 (i)		6,650,166	6,625,561
SBA Senior Finance, Inc. Tranche B, term loan 3.75% 6/30/18 (i)		1,083,174	1,091,297
			50,971,059
Real Estate Investment Trusts - 1.0%
iStar Financial, Inc. Tranche B, term loan 4.5% 10/15/17 (i)		37,392,090	37,485,570
Starwood Property Trust, Inc. Tranche B, term loan 3.5% 4/10/20 (i)		4,987,500	4,987,500
			42,473,070
Real Estate Management & Development - 1.7%
CB Richard Ellis Services, Inc. Tranche B, term loan 2.9451% 3/28/21 (i)		4,513,688	4,524,972
CityCenter term loan 8.75% 7/12/14 (i)		4,169,750	4,169,750
EOP Operating LP term loan:
6.02% 2/1/14 (i)		5,000,000	4,944,000
Floating Rate Loans - continued
		Principal Amount (e)	Value
FINANCIALS - continued
Real Estate Management & Development - continued
EOP Operating LP term loan: - continued
6.27% 2/1/14 (i)		$ 3,800,000	$ 3,757,440
Equity Inns Reality LLC:
Tranche A, term loan 10.5% 11/4/13 (i)		7,888,426	7,212,651
Tranche B 2LN, term loan 7.55% 11/4/13 (i)		15,000,000	14,962,500
Realogy Corp.:
Credit-Linked Deposit 3.1963% 10/10/13 (i)		431,153	431,153
Credit-Linked Deposit 4.4463% 10/10/16 (i)		914,940	914,940
Realogy Group LLC Tranche B, term loan 4.5% 3/5/20 (i)		27,341,475	27,614,890
			68,532,296
Thrifts & Mortgage Finance - 0.1%
Ocwen Loan Servicing, LLC Tranche B, term loan 5% 1/23/18 (i)		1,962,588	1,996,933
TOTAL FINANCIALS			163,973,358
HEALTH CARE - 0.4%
Health Care Providers & Services - 0.4%
Community Health Systems, Inc. term loan 3.7728% 1/25/17 (i)		2,903,247	2,925,022
Health Management Associates, Inc. Tranche B, term loan 3.5% 11/18/18 (i)		2,083,219	2,088,427
Skilled Healthcare Group, Inc. term loan 6.7123% 4/9/16 (i)		10,118,541	10,143,838
			15,157,287
INDUSTRIALS - 0.3%
Construction & Engineering - 0.3%
Drumm Investors LLC Tranche B, term loan 5% 5/4/18 (i)		13,326,466	12,893,356
TELECOMMUNICATION SERVICES - 0.5%
Wireless Telecommunication Services - 0.5%
Crown Castle Operating Co.:
Tranche A, term loan 2.69% 1/31/17 (i)		8,727,273	8,727,273
Tranche B, term loan 3.25% 1/31/19 (i)		9,212,995	9,212,995
SBA Senior Finance II, LLC term loan 3.75% 9/28/19 (i)		1,226,177	1,235,374
			19,175,642
Floating Rate Loans - continued
		Principal Amount (e)	Value
UTILITIES - 0.5%
Electric Utilities - 0.3%
EquiPower Resources Holdings LLC:
Tranche B 1LN, term loan 5.5% 12/21/18 (i)		$ 5,000,000	$ 5,037,500
Tranche C, term loan 4.5% 12/21/19 (i)		995,000	1,002,463
Essential Power LLC Tranche B, term loan 4.25% 8/8/19 (i)		2,428,050	2,458,401
La Frontera Generation, LLC Tranche B, term loan 4.5% 9/30/20 (i)		5,000,000	5,031,500
			13,529,864
Independent Power Producers & Energy Traders - 0.2%
Tempus Public Foundation Generation Holdings LLC Tranche B, term loan 4.75% 12/31/17 (i)		9,000,000	9,090,000
TOTAL UTILITIES			22,619,864
TOTAL FLOATING RATE LOANS (Cost $447,883,989)			453,685,229
Preferred Securities - 0.0%

FINANCIALS - 0.0%
Diversified Financial Services - 0.0%
Crest Clarendon Street 2002-1 Ltd. Series 2002-1A Class PS, 12/28/35 (h)	500,000	25,000
Crest Dartmouth Street 2003 1 Ltd. Series 2003-1A Class PS, 6/28/38 (h)	1,220,000	61,000
		86,000
TOTAL PREFERRED SECURITIES (Cost $1,293,843)		86,000
Money Market Funds - 7.4%
	Shares	Value
Fidelity Cash Central Fund, 0.11% (b)	270,943,913	$ 270,943,913
Fidelity Securities Lending Cash Central Fund, 0.12% (b)(c)	35,303,075	35,303,075
TOTAL MONEY MARKET FUNDS (Cost $306,246,988)		306,246,988
TOTAL INVESTMENT PORTFOLIO - 100.9% (Cost $3,920,875,824)		4,159,414,034
NET OTHER ASSETS (LIABILITIES) - (0.9)%		(36,346,452)
NET ASSETS - 100%		$ 4,123,067,582
Currency Abbreviations
CAD	-	Canadian dollar
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Non-income producing - Security is in default.
(e) Amount is stated in United States dollars unless otherwise noted.
(f) Security or a portion of the security is on loan at period end.
(g) Affiliated company

(h) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $602,160,428 or 14.6% of net assets.

(i) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(j) Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool as of the end of the period.

(k) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $3,342,652 or 0.1% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
ACGS Series 2004-1 Class P, 7.4605% 8/1/19	2/17/11	$ 3,131,922
Fannie Mae REMIC Trust Series 2001-W3 subordinate REMIC pass thru certificates, Class B3, 7% 9/25/41	5/21/03	$ 119,805
Fannie Mae REMIC Trust Series 2003-W1 subordinate REMIC pass thru certificates, Class B3, 4.8488% 12/25/42	3/25/03	$ 124,853
GSR Mortgage Loan Trust Series 2005-HE3 Class B3, 2.69% 6/25/35	6/3/05	$ 613,549
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 456,858
Fidelity Securities Lending Cash Central Fund	106,590
Total	$ 563,448
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
AmREIT, Inc. Class B	$ 2,818,000	$ -	$ 3,749,972	$ 96,887	$ -
Arbor Realty Trust, Inc.	-	20,862,754	-	445,338	21,107,288
Arbor Realty Trust, Inc. Series A, 8.25%	-	4,727,225	-	129,999	4,748,025
Arbor Realty Trust, Inc. Series B, 7.75%	-	6,000,000	-	-	5,901,600
Total	$ 2,818,000	$ 31,589,979	$ 3,749,972	$ 672,224	$ 31,756,913
Other Information

The following is a summary of the inputs used, as of July 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 30,768,803	$ 25,866,567	$ -	$ 4,902,236
Financials	1,843,945,625	1,823,549,794	18,107,807	2,288,024
Health Care	44,524,811	44,524,811	-	-
Corporate Bonds	819,337,938	-	816,169,770	3,168,168
Asset-Backed Securities	128,395,776	-	107,450,194	20,945,582
Collateralized Mortgage Obligations	16,827,256	-	15,722,149	1,105,107
Commercial Mortgage Securities	515,595,608	-	494,454,226	21,141,382
Floating Rate Loans	453,685,229	-	348,111,473	105,573,756
Preferred Securities	86,000	-	-	86,000
Money Market Funds	306,246,988	306,246,988	-	-
Total Investments in Securities:	$ 4,159,414,034	$ 2,200,188,160	$ 1,800,015,619	$ 159,210,255
Valuation Inputs at Reporting Date:
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Commercial Mortgage Securities
Beginning Balance	$ 53,984,005
Net Realized Gain (Loss) on Investment Securities	504,595
Net Unrealized Gain (Loss) on Investment Securities	1,350,805
Cost of Purchases	2,889,025
Proceeds of Sales	(20,825,300)
Amortization/Accretion	627,941
Transfers into Level 3	1,065,042
Transfers out of Level 3	(18,454,731)
Ending Balance	$ 21,141,382
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2013	$ 647,713
Floating Rate Loans
Beginning Balance	$ 18,003,477
Net Realized Gain (Loss) on Investment Securities	264,493
Net Unrealized Gain (Loss) on Investment Securities	1,632,128
Cost of Purchases	95,215,441
Proceeds of Sales	(14,290,062)
Amortization/Accretion	273,279
Transfers into Level 3	4,475,000
Transfers out of Level 3	-
Ending Balance	$ 105,573,756
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2013	$ 1,772,448
Other Investments in Securities
Beginning Balance	$ 55,750,106
Net Realized Gain (Loss) on Investment Securities	(5,987,844)
Net Unrealized Gain (Loss) on Investment Securities	11,096,738
Cost of Purchases	168,742
Proceeds of Sales	(13,480,859)
Amortization/Accretion	(260,694)
Transfers into Level 3	9,210,100
Transfers out of Level 3	(24,001,172)
Ending Balance	$ 32,495,117
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2013	$ 4,610,963

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

Other Information
The composition of credit quality ratings as a percentage of net assets is as follows (Unaudited):
U.S. Government and U.S. Government Agency Obligations	0.2%
AAA,AA,A	5.7%
BBB	10.8%
BB	6.8%
B	11.6%
CCC,CC,C	0.9%
D	0.0%
Not Rated	10.9%
Equities	46.6%
Short-Term Investments and Net Other Assets	6.5%
100.0%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2013

Assets
Investment in securities, at value (including securities loaned of $33,804,284) - See accompanying schedule: Unaffiliated issuers (cost $3,583,038,857)	$ 3,821,410,133
Fidelity Central Funds (cost $306,246,988)	306,246,988
Other affiliated issuers (cost $31,589,979)	31,756,913
Total Investments (cost $3,920,875,824)		$ 4,159,414,034
Cash		119,760
Foreign currency held at value (cost $26,760)		26,760
Receivable for investments sold		3,833,620
Receivable for fund shares sold		8,237,634
Dividends receivable		2,204,019
Interest receivable		22,132,356
Distributions receivable from Fidelity Central Funds		70,745
Other receivables		14,996
Total assets		4,196,053,924

Liabilities
Payable for investments purchased	$ 26,371,855
Payable for fund shares redeemed	8,145,140
Accrued management fee	1,915,759
Distribution and service plan fees payable	254,617
Other affiliated payables	897,990
Other payables and accrued expenses	97,906
Collateral on securities loaned, at value	35,303,075
Total liabilities		72,986,342

Net Assets		$ 4,123,067,582
Net Assets consist of:
Paid in capital		$ 3,803,721,769
Undistributed net investment income		39,267,501
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		41,514,895
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		238,563,417
Net Assets		$ 4,123,067,582

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

July 31, 2013

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($378,268,593 ÷ 32,419,120 shares)	$ 11.67

Maximum offering price per share (100/96.00 of $11.67)	$ 12.16
Class T: Net Asset Value and redemption price per share ($46,197,678 ÷ 3,958,306 shares)	$ 11.67

Maximum offering price per share (100/96.00 of $11.67)	$ 12.16
Class C: Net Asset Value and offering price per share ($204,011,677 ÷ 17,607,394 shares)A	$ 11.59

Real Estate Income: Net Asset Value, offering price and redemption price per share ($2,884,544,749 ÷ 246,252,183 shares)	$ 11.71

Institutional Class: Net Asset Value, offering price and redemption price per share ($610,044,885 ÷ 52,187,743 shares)	$ 11.69

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended July 31, 2013

Investment Income
Dividends (including $672,224 earned from other affiliated issuers)		$ 77,045,173
Interest		126,655,801
Income from Fidelity Central Funds		563,448
Total income		204,264,422

Expenses
Management fee	$ 19,911,854
Transfer agent fees	8,252,304
Distribution and service plan fees	1,899,520
Accounting and security lending fees	1,241,312
Custodian fees and expenses	60,830
Independent trustees' compensation	21,622
Registration fees	272,305
Audit	174,326
Legal	9,979
Miscellaneous	27,598
Total expenses before reductions	31,871,650
Expense reductions	(92,847)	31,778,803
Net investment income (loss)		172,485,619
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	72,495,437
Other affiliated issuers	994,485
Foreign currency transactions	4,963
Total net realized gain (loss)		73,494,885
Change in net unrealized appreciation (depreciation) on: Investment securities	61,790,330
Assets and liabilities in foreign currencies	(997)
Total change in net unrealized appreciation (depreciation)		61,789,333
Net gain (loss)		135,284,218
Net increase (decrease) in net assets resulting from operations		$ 307,769,837

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended July 31, 2013	Year ended July 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 172,485,619	$ 106,081,413
Net realized gain (loss)	73,494,885	46,621,459
Change in net unrealized appreciation (depreciation)	61,789,333	99,190,890
Net increase (decrease) in net assets resulting from operations	307,769,837	251,893,762
Distributions to shareholders from net investment income	(159,910,438)	(98,117,663)
Distributions to shareholders from net realized gain	(51,534,162)	(16,498,521)
Total distributions	(211,444,600)	(114,616,184)
Share transactions - net increase (decrease)	1,340,100,515	755,485,569
Redemption fees	782,946	286,688
Total increase (decrease) in net assets	1,437,208,698	893,049,835

Net Assets
Beginning of period	2,685,858,884	1,792,809,049
End of period (including undistributed net investment income of $39,267,501 and undistributed net investment income of $27,923,018, respectively)	$ 4,123,067,582	$ 2,685,858,884

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2013	2012	2011	2010 H
Selected Per-Share Data
Net asset value, beginning of period	$ 11.26	$ 10.73	$ 9.94	$ 9.95
Income from Investment Operations
Net investment income (loss) E	.54	.52	.53	.18
Net realized and unrealized gain (loss)	.60	.61	.76	(.04)
Total from investment operations	1.14	1.13	1.29	.14
Distributions from net investment income	(.53)	(.51)	(.50)	(.15)
Distributions from net realized gain	(.20)	(.10)	-	-
Total distributions	(.73)	(.60) K	(.50)	(.15)
Redemption fees added to paid in capital E,J	-	-	-	-
Net asset value, end of period	$ 11.67	$ 11.26	$ 10.73	$ 9.94
Total Return B, C, D	10.45%	11.24%	13.27%	1.46%
Ratios to Average Net Assets F, I
Expenses before reductions	1.08%	1.12%	1.13%	1.09% A
Expenses net of fee waivers, if any	1.08%	1.12%	1.13%	1.09% A
Expenses net of all reductions	1.07%	1.11%	1.12%	1.09% A
Net investment income (loss)	4.62%	4.89%	5.00%	6.23% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 378,269	$ 137,352	$ 60,283	$ 3,830
Portfolio turnover rate G	26%	27%	25%	28%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period April 14, 2010 (commencement of sale of shares) to July 31, 2010.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Total distributions of $.60 per share is comprised of distributions from net investment income of $.505 and distributions from net realized gain of $.097 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended July 31,	2013	2012	2011	2010 H
Selected Per-Share Data
Net asset value, beginning of period	$ 11.26	$ 10.72	$ 9.94	$ 9.95
Income from Investment Operations
Net investment income (loss) E	.54	.52	.52	.17
Net realized and unrealized gain (loss)	.60	.62	.76	(.03)
Total from investment operations	1.14	1.14	1.28	.14
Distributions from net investment income	(.53)	(.50)	(.50)	(.15)
Distributions from net realized gain	(.20)	(.10)	-	-
Total distributions	(.73)	(.60)	(.50)	(.15)
Redemption fees added to paid in capital E,J	-	-	-	-
Net asset value, end of period	$ 11.67	$ 11.26	$ 10.72	$ 9.94
Total Return B, C, D	10.42%	11.33%	13.11%	1.45%
Ratios to Average Net Assets F, I
Expenses before reductions	1.08%	1.11%	1.16%	1.17% A
Expenses net of fee waivers, if any	1.08%	1.11%	1.16%	1.17% A
Expenses net of all reductions	1.08%	1.11%	1.16%	1.17% A
Net investment income (loss)	4.61%	4.90%	4.96%	5.92% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 46,198	$ 26,143	$ 7,626	$ 862
Portfolio turnover rate G	26%	27%	25%	28%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period April 14, 2010 (commencement of sale of shares) to July 31, 2010.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2013	2012	2011	2010 H
Selected Per-Share Data
Net asset value, beginning of period	$ 11.20	$ 10.67	$ 9.93	$ 9.95
Income from Investment Operations
Net investment income (loss) E	.45	.44	.45	.15
Net realized and unrealized gain (loss)	.60	.62	.74	(.03)
Total from investment operations	1.05	1.06	1.19	.12
Distributions from net investment income	(.46)	(.43)	(.45)	(.14)
Distributions from net realized gain	(.20)	(.10)	-	-
Total distributions	(.66)	(.53)	(.45)	(.14)
Redemption fees added to paid in capital E,J	-	-	-	-
Net asset value, end of period	$ 11.59	$ 11.20	$ 10.67	$ 9.93
Total Return B, C, D	9.66%	10.49%	12.25%	1.29%
Ratios to Average Net Assets F, I
Expenses before reductions	1.81%	1.87%	1.89%	1.86% A
Expenses net of fee waivers, if any	1.81%	1.87%	1.89%	1.86% A
Expenses net of all reductions	1.81%	1.87%	1.89%	1.86% A
Net investment income (loss)	3.88%	4.14%	4.23%	5.21% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 204,012	$ 52,780	$ 21,555	$ 836
Portfolio turnover rate G	26%	27%	25%	28%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period April 14, 2010 (commencement of sale of shares) to July 31, 2010.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Real Estate Income

Years ended July 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 11.29	$ 10.75	$ 9.95	$ 8.21	$ 9.43
Income from Investment Operations
Net investment income (loss) B	.57	.54	.55	.53	.54
Net realized and unrealized gain (loss)	.60	.62	.76	1.73	(1.27)
Total from investment operations	1.17	1.16	1.31	2.26	(.73)
Distributions from net investment income	(.55)	(.52)	(.51)	(.52)	(.50)
Distributions from net realized gain	(.20)	(.10)	-	-	-
Total distributions	(.75)	(.62)	(.51)	(.52)	(.50)
Redemption fees added to paid in capital B	- F	- F	- F	- F	.01
Net asset value, end of period	$ 11.71	$ 11.29	$ 10.75	$ 9.95	$ 8.21
Total Return A	10.71%	11.50%	13.41%	28.29%	(6.92)%
Ratios to Average Net Assets C, E
Expenses before reductions	.84%	.90%	.92%	.97%	1.00%
Expenses net of fee waivers, if any	.84%	.89%	.92%	.96%	1.00%
Expenses net of all reductions	.84%	.89%	.92%	.96%	1.00%
Net investment income (loss)	4.85%	5.12%	5.21%	5.60%	7.15%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,884,545	$ 2,252,149	$ 1,660,063	$ 1,030,393	$ 463,269
Portfolio turnover rate D	26%	27%	25%	28%	47%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2013	2012	2011	2010 G
Selected Per-Share Data
Net asset value, beginning of period	$ 11.28	$ 10.74	$ 9.95	$ 9.95
Income from Investment Operations
Net investment income (loss) D	.57	.55	.55	.19
Net realized and unrealized gain (loss)	.60	.62	.76	(.04)
Total from investment operations	1.17	1.17	1.31	.15
Distributions from net investment income	(.56)	(.53)	(.52)	(.15)
Distributions from net realized gain	(.20)	(.10)	-	-
Total distributions	(.76)	(.63)	(.52)	(.15)
Redemption fees added to paid in capital D, I	-	-	-	-
Net asset value, end of period	$ 11.69	$ 11.28	$ 10.74	$ 9.95
Total Return B, C	10.72%	11.62%	13.44%	1.58%
Ratios to Average Net Assets E, H
Expenses before reductions	.80%	.84%	.89%	.85% A
Expenses net of fee waivers, if any	.80%	.84%	.89%	.85% A
Expenses net of all reductions	.80%	.84%	.89%	.85% A
Net investment income (loss)	4.89%	5.17%	5.24%	6.70% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 610,045	$ 217,435	$ 43,282	$ 2,930
Portfolio turnover rate F	26%	27%	25%	28%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period April 14, 2010 (commencement of sale of shares) to July 31, 2010.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2013

1. Organization.

Fidelity Real Estate Income Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Real Estate Income and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When

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3. Significant Accounting Policies - continued

Investment Valuation - continued

current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and these securities are generally categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For corporate bonds, floating rate loans and preferred securities, pricing

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3. Significant Accounting Policies - continued

Investment Valuation - continued

vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices. For asset backed securities, collateralized mortgage obligations and commercial mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices. Independent prices obtained from a single source or broker are evaluated by management and may be categorized as Level 3 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value at 07/31/13	Valuation Technique(s)	Unobservable Input	Amount or Range/ Weighted Average	Impact to Valuation from an Increase in Input*
Asset-Backed Securities	$ 361,738	Discounted cash flow	Yield	11.0%	Decrease
Collateralized Mortgage Obligations	$ 1,089,660	Discounted cash flow	Yield	6.5% - 65%/23.9%	Decrease
Commercial Mortgage Securities	$ 2,036,877	Discounted cash flow	Yield	10% - 20%/15.5%	Decrease
		Market comparable	Spread	14.0%	Decrease
Common Stock	$ 4,902,236	Adjusted book value	Book value multiple	1.0	Increase
Corporate Bonds	$ 3,157,168	Discounted cash flow	Yield	20.0%	Decrease
Floating Rate Loans	$ 30,423,214	Discounted cash flow	Yield	8.8% - 11%/10.5%	Decrease
		Market comparable	Transaction price	$100.00	Increase

* Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

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3. Significant Accounting Policies - continued

Investment Valuation - continued

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2013, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. For certain lower credit quality securitized assets that have contractual cash flows (for example, asset backed securities, collateralized mortgage obligations and

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Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

commercial mortgage-backed securities), changes in estimated cash flows are periodically evaluated and the estimated yield is adjusted on a prospective basis over the remaining life of the security, resulting in increases or decreases to Interest Income in the accompanying Statement of Operations. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of July 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

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3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships, equity-debt classifications and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 329,448,090
Gross unrealized depreciation	(97,431,991)
Net unrealized appreciation (depreciation) on securities and other investments	$ 232,016,099

Tax Cost	$ 3,927,397,935

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 54,276,553
Undistributed long-term capital gain	$ 33,287,081
Net unrealized appreciation (depreciation)	$ 232,041,306

The tax character of distributions paid was as follows:

	July 31, 2013	July 31, 2012
Ordinary Income	$ 170,384,735	$ 98,117,663
Long-term Capital Gains	41,059,865	16,498,521
Total	$ 211,444,600	$ 114,616,184

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

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Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation, or may be made directly to a borrower. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these loans. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $2,022,279,822 and $847,035,607, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

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5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 617,413	$ 50,959
Class T	-%	.25%	90,476	816
Class C	.75%	.25%	1,191,631	632,739
			$ 1,899,520	$ 684,514

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T and Class C redemptions. The deferred sales charges range from 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 119,905
Class T	24,968
Class C*	16,049
$ 160,922

* When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 549,009.22
Class T	82,206.23
Class C	250,037.21
Real Estate Income	6,587,715.24
Institutional Class	783,337.20
	$ 8,252,304

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Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $38,551 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $7,997 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers

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7. Security Lending - continued

and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component income from Fidelity Central Funds. Total security lending income during the period amounted to $106,590. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom FMR places trades on behalf of the Fund include an amount in addition to trade execution, which is rebated back to the Fund to offset certain expenses. This amount totaled $85,737 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $4,414.

In addition, FMR reimbursed a portion of the Fund's operating expenses during the period in the amount of $2,696.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2013	2012
From net investment income
Class A	$ 10,238,777	$ 3,854,404
Class T	1,523,114	609,057
Class C	4,241,554	1,139,599
Real Estate Income	126,726,805	86,666,891
Institutional Class	17,180,188	5,847,712
Total	$ 159,910,438	$ 98,117,663
From net realized gain
Class A	$ 2,837,075	$ 603,452
Class T	506,062	83,752
Class C	1,181,312	208,802
Real Estate Income	42,729,814	14,865,902
Institutional Class	4,279,899	736,613
Total	$ 51,534,162	$ 16,498,521

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Notes to Financial Statements - continued

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2013	2012	2013	2012
Class A
Shares sold	25,244,691	8,276,874	$ 296,851,509	$ 88,010,262
Reinvestment of distributions	900,102	333,613	10,299,964	3,436,744
Shares redeemed	(5,925,325)	(2,031,559)	(69,436,144)	(21,254,183)
Net increase (decrease)	20,219,468	6,578,928	$ 237,715,329	$ 70,192,823
Class T
Shares sold	2,730,063	1,725,200	$ 31,978,463	$ 18,422,015
Reinvestment of distributions	132,742	49,495	1,515,681	511,986
Shares redeemed	(1,226,451)	(163,799)	(14,137,454)	(1,727,688)
Net increase (decrease)	1,636,354	1,610,896	$ 19,356,690	$ 17,206,313
Class C
Shares sold	14,157,408	3,117,808	$ 165,598,758	$ 33,302,251
Reinvestment of distributions	375,304	110,126	4,279,651	1,128,377
Shares redeemed	(1,637,958)	(534,569)	(19,029,492)	(5,534,157)
Net increase (decrease)	12,894,754	2,693,365	$ 150,848,917	$ 28,896,471
Real Estate Income
Shares sold	123,727,906	90,720,847	$ 1,450,014,694	$ 959,813,942
Reinvestment of distributions	13,299,047	8,913,831	151,923,311	91,762,119
Shares redeemed	(90,180,888)	(54,623,988)	(1,057,830,249)	(572,115,634)
Net increase (decrease)	46,846,065	45,010,690	$ 544,107,756	$ 479,460,427
Institutional Class
Shares sold	42,960,747	16,926,727	$ 506,030,603	$ 177,564,635
Reinvestment of distributions	1,337,082	472,572	15,315,413	4,899,349
Shares redeemed	(11,392,454)	(2,146,783)	(133,274,193)	(22,734,449)
Net increase (decrease)	32,905,375	15,252,516	$ 388,071,823	$ 159,729,535

Annual Report

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity Real Estate Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Real Estate Income Fund (the Fund), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2013, by correspondence with the custodians, agent banks, and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Real Estate Income Fund as of July 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

September 20, 2013

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 166 Fidelity funds. Mr. Curvey oversees 387 Fidelity funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 230 Fidelity funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person of the trust and the fund (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

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Trustees and Officers - continued

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-
2007) of FMR Corp.

Ronald P. O'Hanley (1957)

Year of Election or Appointment: 2011

Mr. O'Hanley serves as a Trustee and Chairman of the Board of Trustees of other Fidelity funds (2013-present), and is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-
present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present) and serves as a Trustee of other Fidelity funds (2013-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present) and serves as a Trustee of other Fidelity funds (2013-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-
present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2008-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as Vice President of other Fidelity funds (2009-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Christopher S. Bartel (1971)

Year of Election or Appointment: 2009

Vice President of Fidelity's Sector and Real Estate Equity Funds. Mr. Bartel also serves as a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Inc. (2012-present), a Director of Fidelity Management & Research (Hong Kong) (2012-
present), and Senior Vice President of Global Equity Research (2010-
present). Previously, Mr. Bartel served as Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-
2009), and an analyst and portfolio manager (2000-2006).

Scott C. Goebel (1968)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-
present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-
2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Assistant Secretary of other Fidelity funds (2009-present), Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (1958)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (1968)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon also serves as Chief Compliance Officer of other Fidelity funds (2012-present). Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present), Deputy Treasurer (2008-present), and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (1971)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Deputy Treasurer of other Fidelity funds (2012-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as Assistant Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2012-2013), an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer of Fidelity's Equity and High Income Funds. Ms. Smith also serves as Deputy Treasurer of other Fidelity funds (2013-present) and is an employee of Fidelity Investments (2009-present). Previously, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as President and Treasurer (2013-present) and Assistant Treasurer (2010-present) of other Fidelity funds, Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2013-present), and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Deputy Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2008-2013), Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Gary W. Ryan (1958)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Real Estate Income Fund voted to pay to shareholders of record at the opening of business, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	09/09/13	09/06/13	$0.152	$0.139
Class T	09/09/13	09/06/13	$0.150	$0.139
Class C	09/09/13	09/06/13	$0.131	$0.139

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2013, $47,460,544, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.06% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Real Estate Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is a part of the Fidelity family of funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved.  In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following:  general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box) and 75th percentile (bottom of box) of the peer universe.

Fidelity Real Estate Income Fund

Annual Report

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 7% means that 93% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Real Estate Income Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2012.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its July 2013 meeting, the Board voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate" effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

Fidelity Management & Research
(U.K.) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.

New York, NY

(Fidelity Investment logo)(registered trademark)

REIA-UANN-0913
1.907548.103

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Real Estate Income
Fund - Institutional Class

Annual Report

July 31, 2013

(Fidelity Cover Art)

Institutional Class
is a class of Fidelity®
Real Estate Income Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2013	Past 1 year	Past 5 years	Past 10 years
Institutional ClassA	10.72%	10.86%	7.50%

A The initial offering of Institutional Class shares took place on April 14, 2010. Returns prior to April 14, 2010 are those of Fidelity® Real Estate Income Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Real Estate Income Fund - Institutional Class on July 31, 2003. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period. The initial offering of Institutional Class took place on April 14, 2010. See footnote A above for additional information regarding the performance of Institutional Class.

Annual Report

Management's Discussion of Fund Performance

Market Recap: The fundamentals for commercial and residential property remained good throughout the 12-month period ending July 31, 2013. On the commercial side, demand continued to increase faster than the supply of new buildings, which, in turn, helped lift rental and occupancy rates. Meanwhile, single-family home prices continued to rise, boosting the slow-growing U.S. economy. For most of the period, real estate investment trust (REIT) common stocks performed well, although that situation abruptly reversed in May, when the Federal Reserve signaled its desire to bring its "quantitative easing" economic stimulus approach to a close. This caused a steep rise in interest rates, which weighed on the REIT market. Still, REIT stocks were positive performers for the 12 months, as the FTSE® NAREIT® All REITs Index gained 7.82%. Meanwhile, real estate bonds, reflected by The BofA Merrill LynchSM US Real Estate Index - a market-capitalization-weighted measure of the performance of investment-grade public debt of corporate issuers in the domestic real estate sector - rose 2.21%. The MSCI® REIT Preferred Index, which reflects the performance of real estate preferred stocks, returned 1.32%, while the broad U.S. equity market, as measured by the S&P 500® Index, generated a robust return of 25.00%.

Comments from Mark Snyderman, Portfolio Manager of Fidelity Advisor® Real Estate Income Fund: For the year, the fund's Institutional Class shares gained 10.72%. In comparison, the Fidelity Real Estate Income Composite IndexSM - a 40/40/20 blend of the MSCI index, The BofA Merrill Lynch index and the FTSE® NAREIT® index, respectively - rose 3.02%. My strategy includes using thorough credit research to capitalize on inefficiencies in real estate securities markets. During the period, the fund's real estate investment trust (REIT) common stocks returned 21% - far ahead of the FTSE NAREIT index. Here, positions in net-lease companies Lexington Corporate Properties Trust and CapLease each added value. In contrast, mortgage REIT CYS Investments turned out to be more sensitive to the effects of rising interest rates than I anticipated, while student housing REIT American Campus Communities also lagged. Meanwhile, the fund's preferred real estate stocks were up roughly 7%, outpacing the MSCI index, thanks to my focus on higher-yielding preferreds. On the fixed-income side, commercial mortgage-backed securities, high-yield real estate bonds and investment-grade real estate bonds all handily beat the 2% return of the BofA Merrill Lynch index. The fund especially benefited from an investment in the bonds of commercial finance REIT iStar Financial. The fund's average cash weighting of 8%, however, limited the fund's upside.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2013 to July 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense RatioB	Beginning Account Value February 1, 2013	Ending Account Value July 31, 2013	Expenses Paid During Period* February 1, 2013 to July 31, 2013
Class A	1.07%
Actual		$ 1,000.00	$ 1,018.40	$ 5.35
HypotheticalA		$ 1,000.00	$ 1,019.49	$ 5.36
Class T	1.08%
Actual		$ 1,000.00	$ 1,018.40	$ 5.40
HypotheticalA		$ 1,000.00	$ 1,019.44	$ 5.41
Class C	1.80%
Actual		$ 1,000.00	$ 1,014.30	$ 8.99
HypotheticalA		$ 1,000.00	$ 1,015.87	$ 9.00
Real Estate Income	.83%
Actual		$ 1,000.00	$ 1,019.10	$ 4.16
HypotheticalA		$ 1,000.00	$ 1,020.68	$ 4.16
Institutional Class	.79%
Actual		$ 1,000.00	$ 1,019.50	$ 3.96
HypotheticalA		$ 1,000.00	$ 1,020.88	$ 3.96

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Stocks as of July 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
MFA Financial, Inc.	2.5	2.0
Equity Lifestyle Properties, Inc.	2.1	1.8
Acadia Realty Trust (SBI)	1.6	1.4
Ventas, Inc.	1.5	1.7
CBL & Associates Properties, Inc.	1.0	0.9
	8.7
Top 5 Bonds as of July 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Hilton Worldwide, Inc. term loan 4.442% 11/12/15	1.3	1.0
Banc of America Large Loan Trust floater Series 2010-HLTN Class HLTN, 2.491% 11/15/15	1.3	2.9
iStar Financial, Inc. Tranche B, term loan 4.5% 10/15/17	0.9	0.6
iStar Financial, Inc. 5.875% 3/15/16	0.9	1.0
Annaly Capital Management, Inc. 5% 5/15/15	0.8	1.0
	5.2
Top Five REIT Sectors as of July 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
REITs - Mortgage	15.3	12.7
REITs - Management/Investment	8.9	8.2
REITs - Health Care Facilities	6.2	6.5
REITs - Shopping Centers	5.3	6.1
REITs - Apartments	5.1	2.8
Asset Allocation (% of fund's net assets)
As of July 31, 2013 *		As of January 31, 2013 **
	Common Stocks 32.7%		Common Stocks 26.1%
	Preferred Stocks 12.8%		Preferred Stocks 13.5%
	Bonds 33.2%		Bonds 39.9%
	Convertible Securities 3.8%		Convertible Securities 3.5%
	Other Investments 11.0%		Other Investments 8.6%
	Short-Term Investments and Net Other Assets (Liabilities) 6.5%		Short-Term Investments and Net Other Assets (Liabilities) 8.4%
* Foreign investments	3.4%	** Foreign investments	3.8%

Annual Report

Investments July 31, 2013

Showing Percentage of Net Assets

Common Stocks - 32.7%
	Shares	Value
CONSUMER DISCRETIONARY - 0.6%
Hotels, Restaurants & Leisure - 0.3%
Hyatt Hotels Corp. Class A (a)	257,400	$ 11,647,350
Household Durables - 0.3%
NVR, Inc. (a)	6,700	6,201,520
Standard Pacific Corp. (a)	464,495	3,799,569
Stanley Martin Communities LLC Class B (a)	4,620	4,902,236
		14,903,325
TOTAL CONSUMER DISCRETIONARY		26,550,675
FINANCIALS - 31.0%
Capital Markets - 0.3%
Ellington Financial LLC	519,500	11,803,040
Real Estate Investment Trusts - 29.9%
Acadia Realty Trust (SBI)	2,606,449	67,194,255
AG Mortgage Investment Trust, Inc.	578,800	10,499,432
American Campus Communities, Inc.	392,100	15,060,561
American Residential Properties, Inc. (a)(h)	453,000	7,945,620
American Residential Properties, Inc. (a)	121,941	2,138,845
American Tower Corp.	366,600	25,951,614
Anworth Mortgage Asset Corp.	1,320,710	6,418,651
Apartment Investment & Management Co. Class A	1,317,300	38,702,274
Arbor Realty Trust, Inc. (g)	2,799,375	21,107,288
Associated Estates Realty Corp. (f)	781,408	11,939,914
AvalonBay Communities, Inc.	197,000	26,661,980
BioMed Realty Trust, Inc.	1,145,500	23,666,030
Blackstone Mortgage Trust, Inc.	280,900	7,101,152
Boardwalk (REIT)	126,200	7,079,782
Canadian (REIT)	131,600	5,275,019
CapLease, Inc.	2,656,300	22,525,424
CBL & Associates Properties, Inc.	1,845,873	42,030,528
Cedar Shopping Centers, Inc.	921,410	5,104,611
Chambers Street Properties (f)	687,393	5,561,009
Chartwell Retirement Residence	459,700	4,372,767
Chartwell Retirement Residence (h)	78,500	746,709
Chesapeake Lodging Trust	513,600	11,766,576
CYS Investments, Inc. (f)	2,004,739	16,639,334
DCT Industrial Trust, Inc.	1,235,100	9,275,601
DiamondRock Hospitality Co.	623,300	6,046,010
Douglas Emmett, Inc.	846,300	21,165,963
DuPont Fabros Technology, Inc.	316,600	7,253,306
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Investment Trusts - continued
Dynex Capital, Inc.	1,893,043	$ 18,192,143
EastGroup Properties, Inc.	209,900	12,984,414
Education Realty Trust, Inc.	402,600	3,796,518
Ellington Residential Mortgage REIT (f)	230,000	3,569,600
Equity Lifestyle Properties, Inc.	2,264,560	87,162,914
Equity Residential (SBI)	491,300	27,512,800
Excel Trust, Inc.	1,333,928	17,314,385
Extra Space Storage, Inc.	100,300	4,217,615
First Potomac Realty Trust	1,349,015	18,306,134
Glimcher Realty Trust	1,192,200	13,400,328
H&R REIT/H&R Finance Trust	284,100	5,977,413
Hatteras Financial Corp.	438,000	8,799,420
HCP, Inc.	199,000	8,730,130
Highwoods Properties, Inc. (SBI)	245,000	8,888,600
Lexington Corporate Properties Trust	3,246,382	40,709,630
LTC Properties, Inc.	499,513	19,316,168
MFA Financial, Inc.	12,948,193	103,326,569
Mid-America Apartment Communities, Inc. (f)	525,200	35,477,260
Monmouth Real Estate Investment Corp. Class A	249,773	2,442,780
National Retail Properties, Inc.	173,700	6,077,763
New Residential Investment Corp.	923,600	6,123,468
Newcastle Investment Corp.	2,964,200	17,192,360
NorthStar Realty Finance Corp. (f)	2,867,700	28,103,460
Parkway Properties, Inc.	135,008	2,362,640
Piedmont Office Realty Trust, Inc. Class A	949,200	17,171,028
Prologis, Inc.	819,387	31,431,685
RAIT Financial Trust	150,000	1,134,000
Rayonier, Inc.	259,800	15,182,712
Redwood Trust, Inc.	330,000	5,590,200
Retail Properties America, Inc.	897,650	12,647,889
Select Income (REIT)	416,600	11,239,868
Senior Housing Properties Trust (SBI)	911,300	22,919,195
Simon Property Group, Inc.	146,800	23,496,808
Stag Industrial, Inc.	848,669	17,592,908
Summit Hotel Properties, Inc.	692,000	7,003,040
Terreno Realty Corp.	1,204,564	22,091,704
Two Harbors Investment Corp.	1,560,480	15,651,614
Ventas, Inc.	966,746	63,553,882
Washington (REIT) (SBI)	471,900	12,684,672
Weyerhaeuser Co.	323,400	9,184,560
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Investment Trusts - continued
Whitestone REIT Class B (f)	183,267	$ 2,965,260
WP Carey, Inc. (f)	161,500	11,405,130
		1,232,160,922
Real Estate Management & Development - 0.6%
Brookfield Asset Management, Inc. Class A	267,600	9,903,102
Howard Hughes Corp. (a)	26,500	2,894,065
Kennedy-Wilson Holdings, Inc.	664,021	11,354,759
		24,151,926
Thrifts & Mortgage Finance - 0.2%
Home Loan Servicing Solutions Ltd.	388,800	9,731,664
TOTAL FINANCIALS		1,277,847,552
HEALTH CARE - 1.1%
Health Care Providers & Services - 1.1%
Brookdale Senior Living, Inc. (a)	1,081,000	31,478,720
Emeritus Corp. (a)	562,574	13,046,091
		44,524,811
TOTAL COMMON STOCKS (Cost $1,192,449,014)		1,348,923,038
Preferred Stocks - 13.9%

Convertible Preferred Stocks - 1.1%
FINANCIALS - 1.1%
Real Estate Investment Trusts - 1.1%
Alexandria Real Estate Equities, Inc. Series D 7.00%	95,000	2,410,625
CommonWealth REIT 6.50%	396,216	9,041,649
Excel Trust, Inc. 7.00% (h)	248,200	6,170,252
Health Care REIT, Inc. Series I, 6.50%	46,800	2,808,000
Lexington Corporate Properties Trust Series C, 6.50%	388,432	18,838,952
Ramco-Gershenson Properties Trust (SBI) Series D, 7.25%	40,000	2,327,600
Weyerhaeuser Co. Series A, 6.375% (a)	20,000	1,039,400
		42,636,478
Preferred Stocks - continued
	Shares	Value
Nonconvertible Preferred Stocks - 12.8%
CONSUMER DISCRETIONARY - 0.1%
Hotels, Restaurants & Leisure - 0.1%
Red Lion Hotels Capital Trust 9.50%	162,925	$ 4,218,128
FINANCIALS - 12.7%
Capital Markets - 0.1%
Arlington Asset Investment Corp. 6.625%	182,517	4,290,975
Real Estate Investment Trusts - 12.1%
AG Mortgage Investment Trust, Inc. 8.00%	324,817	7,675,426
American Capital Agency Corp. 8.00%	200,000	5,070,000
American Home Mortgage Investment Corp.:
Series A, 9.375% (a)	120,300	12
Series B, 9.25% (a)	124,100	12
Annaly Capital Management, Inc.:
Series A, 7.875%	134,900	3,403,527
Series C, 7.625%	77,837	1,931,136
Series D, 7.50%	213,116	5,157,407
Anworth Mortgage Asset Corp. Series A, 8.625%	309,630	7,802,676
Apollo Commercial Real Estate Finance, Inc. Series A, 8.625%	375,101	9,692,610
Apollo Residential Mortgage, Inc. Series A, 8.00%	279,276	6,702,624
Arbor Realty Trust, Inc.:
Series A, 8.25% (g)	189,089	4,748,025
Series B, 7.75% (a)(g)	240,000	5,901,600
Armour Residential REIT, Inc. Series B, 7.875%	153,654	3,595,504
Ashford Hospitality Trust, Inc.:
Series D, 8.45%	27,000	679,050
Series E, 9.00%	85,751	2,263,826
Boston Properties, Inc. 5.25%	50,000	1,217,500
Campus Crest Communities, Inc. Series A, 8.00%	248,431	6,501,439
CapLease, Inc.:
Series A, 8.125%	70,306	1,766,087
Series B, 8.375%	439,766	11,082,103
Series C, 7.25%	210,000	5,315,100
Capstead Mortgage Corp. Series E, 7.50%	202,984	4,851,318
CBL & Associates Properties, Inc.:
7.375%	289,876	7,272,989
Series E, 6.625%	95,000	2,310,400
Cedar Shopping Centers, Inc. Series B, 7.25%	326,128	8,185,813
CenterPoint Properties Trust Series D, 5.377%	3,575	2,288,000
Chesapeake Lodging Trust Series A, 7.75%	266,916	6,776,997
Colony Financial, Inc. Series A, 8.50%	282,171	7,333,624
CommonWealth REIT 7.50%	93,300	1,949,037
Preferred Stocks - continued
	Shares	Value
Nonconvertible Preferred Stocks - continued
FINANCIALS - continued
Real Estate Investment Trusts - continued
Coresite Realty Corp. Series A, 7.25%	258,224	$ 6,473,676
Corporate Office Properties Trust Series L, 7.375%	80,000	2,099,200
CubeSmart Series A, 7.75%	40,000	1,056,000
CYS Investments, Inc.:
Series A, 7.75%	117,824	2,733,517
Series B, 7.50% (a)	311,567	7,075,687
DDR Corp.:
Series J, 6.50%	237,721	5,702,927
Series K, 6.25%	228,888	5,481,868
Digital Realty Trust, Inc.:
Series E, 7.00%	40,000	1,000,000
Series G, 5.875%	145,444	3,141,590
Duke Realty LP Series L, 6.60%	10,666	266,543
Dynex Capital, Inc.:
Series A, 8.50%	362,932	9,109,593
Series B, 7.625%	252,120	5,889,523
Equity Lifestyle Properties, Inc. Series C, 6.75%	924,148	23,288,530
Essex Property Trust, Inc. Series H, 7.125%	40,000	1,032,000
Excel Trust, Inc. Series B, 8.125%	400,000	10,272,000
First Potomac Realty Trust 7.75%	415,296	10,847,532
General Growth Properties, Inc. Series A, 6.375%	40,986	940,219
Gladstone Commercial Corp. Series C, 7.125%	232,238	6,003,352
Glimcher Realty Trust:
6.875%	256,115	6,282,501
Series G, 8.125%	109,192	2,765,833
Series H, 7.50%	198,527	5,058,468
Hatteras Financial Corp. Series A, 7.625%	197,288	4,728,993
Health Care REIT, Inc. Series J, 6.50%	20,000	506,000
Hersha Hospitality Trust:
Series B, 8.00%	162,538	4,185,354
Series C, 6.875%	50,000	1,205,000
Hospitality Properties Trust Series D, 7.125%	40,800	1,041,216
Hudson Pacific Properties, Inc. 8.375%	394,069	10,328,548
Inland Real Estate Corp. Series A, 8.125%	423,500	10,867,010
Invesco Mortgage Capital, Inc. Series A, 7.75%	113,342	2,707,740
Investors Real Estate Trust Series B, 7.95%	126,572	3,278,215
iStar Financial, Inc.:
Series E, 7.875%	156,008	3,747,312
Series F, 7.80%	279,421	6,669,779
Preferred Stocks - continued
	Shares	Value
Nonconvertible Preferred Stocks - continued
FINANCIALS - continued
Real Estate Investment Trusts - continued
Kilroy Realty Corp. Series G, 6.875%	40,000	$ 979,600
Kite Realty Group Trust 8.25%	96,100	2,504,366
LaSalle Hotel Properties:
Series G, 7.25%	42,026	1,050,230
Series H, 7.50%	126,308	3,190,540
Series I, 6.375%	192,698	4,470,594
LBA Realty Fund II:
Series A, 8.75% (a)	69,000	2,742,750
Series B, 7.625%	31,240	609,180
MFA Financial, Inc.:
8.00%	538,930	13,672,654
Series B, 7.50% (a)	567,024	13,466,820
Monmouth Real Estate Investment Corp.:
7.625%	80,000	2,063,200
Series B, 7.875%	95,000	2,464,300
National Retail Properties, Inc.:
5.70% (a)	82,104	1,823,530
Series D, 6.625%	62,437	1,561,549
New York Mortgage Trust, Inc. Series B, 7.75%	123,101	2,891,642
Newcastle Investment Corp. Series B, 9.75%	14,660	384,092
NorthStar Realty Finance Corp.:
Series B, 8.25%	225,708	5,631,415
Series C, 8.875%	275,338	7,007,352
Series D, 8.50%	161,601	4,085,273
Pebblebrook Hotel Trust:
Series A, 7.875%	372,000	9,486,000
Series B, 8.00%	185,085	4,784,447
Series C, 6.50%	178,160	4,184,978
Pennsylvania (REIT) 7.375%	76,510	1,917,341
Prologis, Inc. Series Q, 8.54%	94,446	5,772,540
PS Business Parks, Inc. 6.875%	50,000	1,257,000
Regency Centers Corp. Series 6, 6.625%	62,261	1,557,148
Retail Properties America, Inc. 7.00%	194,782	4,733,203
Sabra Health Care REIT, Inc. Series A, 7.125%	200,000	5,090,000
Saul Centers, Inc.:
8.00%	38,072	967,410
Series C, 6.875%	315,478	7,950,046
Stag Industrial, Inc.:
Series A, 9.00%	280,000	7,560,000
Preferred Stocks - continued
	Shares	Value
Nonconvertible Preferred Stocks - continued
FINANCIALS - continued
Real Estate Investment Trusts - continued
Stag Industrial, Inc.: - continued
Series B, 6.625%	80,000	$ 1,837,600
Strategic Hotel & Resorts, Inc.:
Series A, 8.50%	92,323	2,215,752
Series B, 8.25%	80,000	1,912,000
Summit Hotel Properties, Inc.:
Series A, 9.25%	138,340	3,701,978
Series B, 7.875%	190,173	4,839,903
Series C, 7.125%	153,212	3,733,776
Sun Communities, Inc. Series A, 7.125%	360,000	9,072,000
Sunstone Hotel Investors, Inc. Series D, 8.00%	60,362	1,549,493
Taubman Centers, Inc. Series K, 6.25%	96,120	2,278,044
Terreno Realty Corp. Series A, 7.75%	213,690	5,523,887
UMH Properties, Inc. Series A, 8.25%	600,000	15,768,000
Urstadt Biddle Properties, Inc. Series F, 7.125%	210,000	5,363,400
Vornado Realty LP 7.875%	54,682	1,452,354
Weingarten Realty Investors (SBI) Series F, 6.50%	49,813	1,256,284
Winthrop Realty Trust:
7.75%	540,000	13,797,000
Series D, 9.25%	65,000	1,756,300
		499,176,539
Real Estate Management & Development - 0.5%
Forest City Enterprises, Inc. 7.375%	657,000	16,425,000
Kennedy-Wilson, Inc. 7.75%	141,574	3,569,081
		19,994,081
TOTAL FINANCIALS		523,461,595
TOTAL NONCONVERTIBLE PREFERRED STOCKS		527,679,723
TOTAL PREFERRED STOCKS (Cost $567,835,343)		570,316,201
Corporate Bonds - 19.9%
		Principal Amount (e)	Value
Convertible Bonds - 2.7%
CONSUMER DISCRETIONARY - 0.1%
Hotels, Restaurants & Leisure - 0.1%
Morgans Hotel Group Co. 2.375% 10/15/14		$ 4,510,000	$ 4,425,438
Household Durables - 0.0%
M/I Homes, Inc. 3% 3/1/18		1,790,000	1,806,289
TOTAL CONSUMER DISCRETIONARY			6,231,727
FINANCIALS - 2.6%
Diversified Financial Services - 0.4%
IAS Operating Partnership LP 5% 3/15/18 (h)		15,490,000	14,289,525
Real Estate Investment Trusts - 2.2%
Annaly Capital Management, Inc. 5% 5/15/15		34,396,000	34,804,453
Ares Commercial Real Estate Corp. 7% 12/15/15 (h)		14,700,000	14,323,313
CapLease, Inc. 7.5% 10/1/27 (h)		5,180,000	5,180,000
Colony Financial, Inc. 5% 4/15/23		9,000,000	9,190,800
Northstar Realty Finance LP 5.375% 6/15/33 (h)		2,000,000	2,108,000
Pennymac Corp. 5.375% 5/1/20 (h)		4,000,000	3,795,000
Redwood Trust, Inc. 4.625% 4/15/18		8,500,000	8,436,250
Starwood Property Trust, Inc.:
4% 1/15/19		3,000,000	3,163,125
4.55% 3/1/18		9,000,000	9,485,100
			90,486,041
Real Estate Management & Development - 0.0%
Forest City Enterprises, Inc. 3.625% 8/15/20 (h)		1,000,000	981,875
Grubb & Ellis Co. 7.95% 5/1/15 (d)(h)		5,500,000	11,000
			992,875
TOTAL FINANCIALS			105,768,441
TOTAL CONVERTIBLE BONDS			112,000,168
Nonconvertible Bonds - 17.2%
CONSUMER DISCRETIONARY - 5.7%
Hotels, Restaurants & Leisure - 0.6%
CityCenter Holdings LLC/CityCenter Finance Corp. 7.625% 1/15/16		3,505,000	3,715,300
FelCor Lodging LP:
5.625% 3/1/23		2,000,000	1,950,000
Corporate Bonds - continued
		Principal Amount (e)	Value
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Hotels, Restaurants & Leisure - continued
FelCor Lodging LP: - continued
6.75% 6/1/19		$ 5,875,000	$ 6,198,125
RHP Hotel Properties LP/RHP Finance Co. 5% 4/15/21 (h)		2,000,000	1,960,000
Times Square Hotel Trust 8.528% 8/1/26 (h)		8,707,232	11,165,196
			24,988,621
Household Durables - 5.1%
Ashton Woods USA LLC/Ashton Woods Finance Co. 6.875% 2/15/21 (h)		10,000,000	10,175,000
Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp. 6.125% 7/1/22 (h)		1,000,000	1,022,500
Brookfield Residential Properties, Inc. 6.5% 12/15/20 (h)		1,615,000	1,691,713
D.R. Horton, Inc.:
4.75% 5/15/17		2,000,000	2,080,000
5.75% 8/15/23		2,510,000	2,510,000
KB Home:
5.875% 1/15/15		7,000,000	7,280,000
7.25% 6/15/18		7,420,000	8,106,350
8% 3/15/20		8,465,000	9,438,475
9.1% 9/15/17		17,595,000	20,146,275
Lennar Corp.:
4.125% 12/1/18 (h)		5,520,000	5,326,800
5.6% 5/31/15		6,000,000	6,358,200
6.5% 4/15/16		4,000,000	4,310,000
6.95% 6/1/18		14,280,000	15,708,000
M/I Homes, Inc. 8.625% 11/15/18		26,055,000	28,399,950
Meritage Homes Corp.:
7% 4/1/22		7,525,000	8,202,250
7.15% 4/15/20		7,060,000	7,766,000
Ryland Group, Inc.:
6.625% 5/1/20		1,555,000	1,644,413
8.4% 5/15/17		5,420,000	6,287,200
Standard Pacific Corp.:
7% 8/15/15		4,000,000	4,330,000
8.375% 5/15/18		28,983,000	33,547,823
10.75% 9/15/16		8,415,000	10,129,556
Corporate Bonds - continued
		Principal Amount (e)	Value
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Household Durables - continued
Toll Brothers Finance Corp. 5.875% 2/15/22		$ 1,550,000	$ 1,619,750
William Lyon Homes, Inc. 8.5% 11/15/20		13,595,000	14,886,525
			210,966,780
TOTAL CONSUMER DISCRETIONARY			235,955,401
CONSUMER STAPLES - 0.0%
Food & Staples Retailing - 0.0%
Ahold Lease Series 2001 A1 pass thru trust certificates 7.82% 1/2/20		907,635	1,030,165
FINANCIALS - 10.2%
Diversified Financial Services - 0.6%
Cantor Commercial Real Estate Co. LP/CCRE Finance Corp. 7.75% 2/15/18 (h)		4,755,000	4,873,875
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
6% 8/1/20 (h)		3,000,000	3,003,750
7.75% 1/15/16		10,820,000	11,239,275
8% 1/15/18		5,240,000	5,534,750
			24,651,650
Real Estate Investment Trusts - 6.7%
Camden Property Trust 5% 6/15/15		1,100,000	1,177,473
Commercial Net Lease Realty, Inc.:
6.15% 12/15/15		2,526,000	2,802,857
6.25% 6/15/14		8,355,000	8,721,676
CubeSmart LP 4.8% 7/15/22		2,000,000	2,092,340
Developers Diversified Realty Corp.:
5.5% 5/1/15		4,000,000	4,279,748
7.5% 4/1/17		6,000,000	7,034,316
7.5% 7/15/18		8,756,000	10,495,432
7.875% 9/1/20		4,637,000	5,723,876
9.625% 3/15/16		3,836,000	4,588,017
Equity One, Inc.:
5.375% 10/15/15		3,500,000	3,798,533
6.25% 1/15/17		3,000,000	3,349,932
Equity Residential 5.125% 3/15/16		7,201,000	7,926,717
Health Care Property Investors, Inc.:
5.625% 5/1/17		2,980,000	3,340,714
6% 6/15/14		2,340,000	2,439,768
Corporate Bonds - continued
		Principal Amount (e)	Value
Nonconvertible Bonds - continued
FINANCIALS - continued
Real Estate Investment Trusts - continued
Health Care Property Investors, Inc.: - continued
6% 3/1/15		$ 1,000,000	$ 1,073,503
6% 1/30/17		2,383,000	2,691,134
7.072% 6/8/15		1,500,000	1,658,097
Health Care REIT, Inc.:
3.625% 3/15/16		7,685,000	8,092,858
4.125% 4/1/19		2,000,000	2,114,364
6% 11/15/13		1,000,000	1,014,204
6.2% 6/1/16		2,750,000	3,094,146
Healthcare Realty Trust, Inc.:
3.75% 4/15/23		4,022,000	3,807,491
5.75% 1/15/21		3,095,000	3,392,275
6.5% 1/17/17		2,875,000	3,239,464
Highwoods/Forsyth LP:
3.625% 1/15/23		1,607,000	1,507,782
5.85% 3/15/17		2,800,000	3,087,101
Hospitality Properties Trust:
5% 8/15/22		3,177,000	3,213,914
5.625% 3/15/17		915,000	995,560
7.875% 8/15/14		1,000,000	1,034,937
HRPT Properties Trust:
5.75% 11/1/15		4,826,000	5,043,720
6.25% 8/15/16		9,675,000	10,290,775
6.25% 6/15/17		1,055,000	1,115,920
6.65% 1/15/18		4,246,000	4,551,606
iStar Financial, Inc.:
3.875% 7/1/16		2,855,000	2,826,450
5.85% 3/15/17		3,587,000	3,694,610
5.875% 3/15/16		34,260,000	35,801,700
6.05% 4/15/15		14,630,000	15,215,200
7.125% 2/15/18		5,725,000	6,125,750
9% 6/1/17		9,175,000	10,367,750
MPT Operating Partnership LP/MPT Finance Corp.:
6.375% 2/15/22		3,610,000	3,799,525
6.875% 5/1/21		2,000,000	2,135,000
National Retail Properties, Inc. 3.3% 4/15/23		2,000,000	1,852,958
Nationwide Health Properties, Inc. 6% 5/20/15		5,670,000	6,176,019
Omega Healthcare Investors, Inc.:
6.75% 10/15/22		2,115,000	2,294,775
Corporate Bonds - continued
		Principal Amount (e)	Value
Nonconvertible Bonds - continued
FINANCIALS - continued
Real Estate Investment Trusts - continued
Omega Healthcare Investors, Inc.: - continued
7.5% 2/15/20		$ 1,000,000	$ 1,095,000
Pan Pacific Retail Properties, Inc. 5.95% 6/1/14		1,750,000	1,822,919
Potlatch Corp. 7.5% 11/1/19		1,000,000	1,150,000
ProLogis LP:
6.625% 5/15/18		6,480,000	7,555,162
7.625% 7/1/17		4,690,000	5,373,446
Reckson Operating Partnership LP/SL Green Realty Corp./SL Green Operating Partnership LP 7.75% 3/15/20		2,000,000	2,368,846
Senior Housing Properties Trust:
4.3% 1/15/16		5,000,000	5,202,760
6.75% 4/15/20		13,624,000	15,113,893
6.75% 12/15/21		8,000,000	8,882,688
United Dominion Realty Trust, Inc.:
5.13% 1/15/14		2,520,000	2,567,462
5.25% 1/15/15		1,000,000	1,055,403
5.25% 1/15/16		4,000,000	4,329,236
			275,596,802
Real Estate Management & Development - 2.8%
AMB Property LP 5.9% 8/15/13		400,000	400,547
BioMed Realty LP 3.85% 4/15/16		2,000,000	2,105,004
Brandywine Operating Partnership LP:
5.4% 11/1/14		6,750,000	7,096,356
7.5% 5/15/15		1,000,000	1,105,530
CB Richard Ellis Services, Inc.:
5% 3/15/23		6,020,000	5,779,200
6.625% 10/15/20		1,205,000	1,284,831
Colonial Properties Trust 6.25% 6/15/14		3,094,000	3,233,901
Colonial Realty LP 6.05% 9/1/16		2,500,000	2,800,762
Corporate Office Properties LP 3.6% 5/15/23 (h)		5,000,000	4,634,915
ERP Operating LP 5.25% 9/15/14		4,815,000	5,053,554
Forest City Enterprises, Inc. 6.5% 2/1/17		17,420,000	17,458,324
Host Hotels & Resorts LP 5.25% 3/15/22		2,000,000	2,083,290
Kennedy-Wilson, Inc. 8.75% 4/1/19		20,410,000	22,144,850
Realogy Corp.:
7.875% 2/15/19 (h)		7,085,000	7,687,225
9% 1/15/20 (h)		1,920,000	2,198,400
Corporate Bonds - continued
		Principal Amount (e)	Value
Nonconvertible Bonds - continued
FINANCIALS - continued
Real Estate Management & Development - continued
Regency Centers LP:
5.25% 8/1/15		$ 4,509,000	$ 4,851,756
5.875% 6/15/17		400,000	446,543
Toys 'R' Us Property Co. I LLC 10.75% 7/15/17		2,490,000	2,633,200
Ventas Realty LP/Ventas Capital Corp.:
2.7% 4/1/20		3,000,000	2,849,517
3.125% 11/30/15		13,807,000	14,473,740
4% 4/30/19		2,262,000	2,371,949
Wells Operating Partnership II LP 5.875% 4/1/18		3,000,000	3,153,165
			115,846,559
Thrifts & Mortgage Finance - 0.1%
Wrightwood Capital LLC 1.9% 4/20/20 (d)		3,781,040	3,157,168
TOTAL FINANCIALS			419,252,179
HEALTH CARE - 0.9%
Health Care Equipment & Supplies - 0.3%
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp. 7.75% 2/15/19		10,410,000	11,190,750
Health Care Providers & Services - 0.6%
Sabra Health Care LP/Sabra Capital Corp.:
5.375% 6/1/23		2,795,000	2,725,125
8.125% 11/1/18		21,426,000	23,032,950
			25,758,075
TOTAL HEALTH CARE			36,948,825
INDUSTRIALS - 0.2%
Commercial Services & Supplies - 0.1%
Iron Mountain, Inc. 5.75% 8/15/24		4,235,000	4,002,075
Industrial Conglomerates - 0.1%
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp. 7.375% 10/1/17 (h)		3,050,000	3,149,125
TOTAL INDUSTRIALS			7,151,200
Corporate Bonds - continued
		Principal Amount (e)	Value
Nonconvertible Bonds - continued
INFORMATION TECHNOLOGY - 0.1%
Internet Software & Services - 0.1%
CyrusOne LP/CyrusOne Finance Corp. 6.375% 11/15/22		$ 3,000,000	$ 3,150,000
TELECOMMUNICATION SERVICES - 0.1%
Wireless Telecommunication Services - 0.1%
Crown Castle International Corp. 5.25% 1/15/23		4,000,000	3,850,000
TOTAL NONCONVERTIBLE BONDS			707,337,770
TOTAL CORPORATE BONDS (Cost $772,590,551)			819,337,938
Asset-Backed Securities - 3.1%

Anthracite CDO III Ltd./Anthracite CDO III Corp. Series 2004-1A Class A, 0.551% 3/23/19 (h)(i)		157,192	154,442
Capital Trust RE CDO Ltd. Series 2005-1A Class D, 1.6915% 3/20/50 (h)(i)		2,250,000	104,625
Capital Trust RE CDO Ltd./Capital Trust RE CDO Corp. Series 2005-3A Class A2, 5.16% 6/25/35 (h)		903,043	898,528
CapitalSource Real Estate Loan Trust Series 2006-1A Class A2A, 0.5186% 1/20/37 (h)(i)		634,553	599,653
CapLease CDO Ltd. Series 2005-1A Class A, 4.926% 1/29/40 (h)		1,069,411	1,058,717
CBRE Realty Finance CDO LLC Series 2007-1A Class A1, 0.5209% 4/7/52 (h)(i)		4,042,150	3,840,042
Conseco Finance Securitizations Corp. Series 2002-2 Class M2, 9.163% 3/1/33 (i)		500,000	439,412
Crest Clarendon Street Ltd./Crest Clarendon Corp. Series 2002-1A Class D, 9% 12/28/35 (h)		536,066	361,738
Crest Dartmouth Street Ltd./Crest Dartmouth Street Corp. Series 2003-1A Class D, 9% 6/28/38 (h)		1,064,351	798,264
Deutsche Financial Capital Securitization LLC Series 1997-I Class M, 7.275% 9/15/27		9,500,000	9,081,535
Fairfield Street Solar Corp. Series 2004-1A Class E1, 3.6378% 11/28/39 (h)(i)		587,788	17,634
Green Tree Financial Corp.:
Series 1996-4 Class M1, 7.75% 6/15/27		1,788,179	1,701,552
Series 1997-3 Class M1, 7.53% 3/15/28		7,238,253	5,989,821
Asset-Backed Securities - continued
		Principal Amount (e)	Value
GSR Mortgage Loan Trust Series 2005-HE3 Class B3, 2.69% 6/25/35 (i)(k)		$ 695,471	$ 30,822
Guggenheim Structured Real Estate Funding Ltd./Guggenheim Structured Real Estate Funding LLC Series 2005-2A:
Class D, 1.74% 8/26/30 (h)(i)		735,000	691,856
Class E, 2.19% 8/26/30 (h)(i)		1,517,957	971,493
HLSS Servicer Advance Receivables Backed Notes Series 2013-T2 Class D2, 2.388% 5/16/44 (h)		3,000,000	2,966,250
Lehman ABS Manufactured Housing Contract Trust Series 2001-B Class M2, 7.17% 4/15/40		1,084,685	530,826
Merit Securities Corp. Series 13 Class M1, 8.63% 12/28/33 (i)		1,923,000	2,057,320
Mesa West Capital CDO Ltd.:
Series 2007-1A Class A2, 0.48% 2/25/47 (h)(i)		20,390,000	18,758,800
Series 2007-1A Class A1, 0.45% 2/25/47 (h)(i)		6,377,223	6,122,134
N-Star Real Estate CDO Ltd. Series 1A Class C1B, 7.696% 8/28/38 (h)		899,989	773,990
Newcastle Investment Trust Series 2011-MH1 Class A, 2.45% 12/10/33 (h)		2,119,870	2,150,019
Prima Capital Ltd. Series 2006-CR1A Class A2, 5.533% 12/28/48 (h)		7,748,554	7,903,526
Taberna Preferred Funding III Ltd. Series 2005-3A Class D, 2.9231% 2/5/36 (h)(i)		3,693,580	369
Wachovia Ltd./Wachovia LLC:
Series 2006-1 Class 1ML, 0.9993% 9/25/26 (h)(i)		2,000,000	1,240,000
Series 2006-1A:
Class A1A, 0.5328% 9/25/26 (h)(i)		7,955,179	7,855,739
Class A1B, 0.6028% 9/25/26 (h)(i)		22,506,000	20,705,520
Class A2B, 0.5828% 9/25/26 (h)(i)		1,212,270	1,154,688
Class B, 0.6328% 9/25/26 (h)(i)		3,450,000	3,268,875
Class C, 0.8028% 9/25/26 (h)(i)		7,030,000	6,537,900
Class E, 1.0028% 9/25/26 (h)(i)		1,000,000	895,000
Class F, 1.4228% 9/25/26 (h)(i)		3,483,000	3,047,625
Class G, 1.6228% 9/25/26 (h)(i)		1,599,000	1,395,128
Class H, 1.9228% 9/25/26 (h)(i)		1,535,000	1,331,613
Class J, 3.0228% 9/25/26 (h)(i)		1,500,000	1,303,200
Class K, 3.5228% 9/25/26 (h)(i)		2,475,000	2,103,750
Class L, 4.2728% 9/25/26 (h)(i)		1,500,000	1,290,000
Asset-Backed Securities - continued
		Principal Amount (e)	Value
Wrightwood Capital Real Estate CDO Ltd. Series 2005-1A:
Class A1, 0.5936% 11/21/40 (h)(i)		$ 8,831,580	$ 8,213,370
Class F, 2.2236% 11/21/40 (h)(i)		250,000	50,000
TOTAL ASSET-BACKED SECURITIES (Cost $127,734,548)			128,395,776
Collateralized Mortgage Obligations - 0.4%

Private Sponsor - 0.4%
COMM pass-thru certificates Series 2007-FL14 Class AJ, 0.371% 6/15/22 (h)(i)		1,672,831	1,661,618
Countrywide Home Loans, Inc.:
Series 2002-38 Class B3, 5% 2/25/18 (h)		45,480	15,449
Series 2002-R2 Class 2B3, 3.6535% 7/25/33 (h)(i)		195,218	35,053
Series 2003-40 Class B3, 4.5% 10/25/18 (h)		37,258	949
Series 2003-R3:
Class B2, 5.5% 11/25/33 (h)		1,272,916	250,515
Class B3, 5.5% 11/25/33		52,966	1,171
Series 2004-R1 Class 1B3, 5.5% 11/25/34 (h)(i)		94,445	7,011
FREMF Mortgage Trust:
Series 2010-K6 Class B, 5.5328% 12/25/46 (h)(i)		4,500,000	4,717,818
Series 2010-K7 Class B, 5.6188% 4/25/20 (h)(i)		3,200,000	3,367,498
Merrill Lynch Mortgage Investors Trust Series 1998-C3 Class F, 6% 12/15/30 (h)		5,783,417	5,954,004
RESI Finance LP/RESI Finance DE Corp. floater:
Series 2003-B Class B9, 12.1428% 7/10/35 (h)(i)		216,490	226,264
Series 2005-A Class B6, 2.1928% 3/10/37 (h)(i)		664,645	4,254
Residential Funding Securities Corp. Series 2002-RM1 Class BI1, 5.5% 12/25/17 (h)		24,251	21,211
RESIX Finance Ltd. floater:
Series 2003-D Class B8, 6.6928% 12/10/35 (h)(i)		219,521	72,333
Series 2004-A Class B7, 4.4428% 2/10/36 (h)(i)		241,587	108,601
Series 2004-B Class B7, 4.1928% 2/10/36 (h)(i)		290,032	119,677
TOTAL PRIVATE SPONSOR			16,563,426
U.S. Government Agency - 0.0%
Fannie Mae REMIC Trust:
Series 2001-W3 subordinate REMIC pass thru certificates, Class B3, 7% 9/25/41 (k)		138,253	65,777
Series 2002-W1 subordinate REMIC pass thru certificates, Class 3B3, 3.1861% 2/25/42 (h)(i)		94,047	53,961
Collateralized Mortgage Obligations - continued
		Principal Amount (e)	Value
U.S. Government Agency - continued
Fannie Mae REMIC Trust: - continued
Series 2003-W1 subordinate REMIC pass thru certificates, Class B3, 4.8488% 12/25/42 (i)(k)		$ 209,985	$ 54,010
Series 2003-W10 subordinate REMIC pass thru certificates, Class 2B3, 3.1684% 6/25/43 (h)(i)		140,041	57,747
Series 2003-W4 subordinate REMIC pass thru certificates, Class 2B3, 3.1779% 10/25/42 (h)(i)		61,299	32,335
TOTAL U.S. GOVERNMENT AGENCY			263,830
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $17,966,869)			16,827,256
Commercial Mortgage Securities - 12.5%

ACGS Series 2004-1 Class P, 7.4605% 8/1/19 (k)		3,234,240	3,192,043
Americold LLC Trust Series 2010-ARTA Class D, 7.443% 1/14/29 (h)		2,000,000	2,287,786
Banc of America Commercial Mortgage Trust:
Series 2005-1 Class CJ, 5.4031% 11/10/42 (i)		3,580,000	3,803,535
Series 2005-5 Class D, 5.4033% 10/10/45 (i)		4,000,000	4,036,092
Series 2005-6 Class AJ, 5.3576% 9/10/47 (i)		5,000,000	5,359,625
Banc of America Large Loan Trust floater Series 2010-HLTN Class HLTN, 2.491% 11/15/15 (h)(i)		52,636,093	52,890,536
Banc of America Large Loan, Inc. floater Series 2005-MIB1 Class K, 2.191% 3/15/22 (h)(i)		760,684	517,153
Banc of America REMIC Trust Series 2012-CLMZ Class A, 7.691% 8/15/17 (h)(i)		4,900,000	5,096,000
Bear Stearns Commercial Mortgage Securities, Inc. Series 2006-PW11 Class AJ, 5.6112% 3/11/39 (i)		5,700,000	5,921,936
Bear Stearns Commercial Mortgage Securities Trust Series 2006-T22 Class B, 5.7655% 4/12/38 (h)(i)		2,520,000	2,696,637
COMM Mortgage Trust:
sequential payer Series 2013-LC6 Class E, 3.5% 1/10/46 (h)		4,300,000	2,971,283
Series 2012-CR5 Class D, 4.4794% 12/10/45 (h)(i)		2,000,000	1,805,966
Series 2013-CR9 Class D, 4.403% 7/10/45 (h)		1,000,000	787,813
COMM pass-thru certificates floater Series 2006-FL12:
Class AJ, 0.321% 12/15/20 (h)(i)		2,583,778	2,546,874
Class B, 0.361% 12/15/20 (h)(i)		2,625,202	2,567,503
Commercial Mortgage Trust pass-thru certificates:
Series 2005-C6 Class AJ, 5.209% 6/10/44 (i)		5,000,000	5,238,340
Commercial Mortgage Securities - continued
		Principal Amount (e)	Value
Commercial Mortgage Trust pass-thru certificates: - continued
Series 2012-CR1:
Class C, 5.5468% 5/15/45 (i)		$ 1,000,000	$ 1,011,933
Class D, 5.5468% 5/15/45 (h)(i)		5,550,000	5,073,133
Series 2012-CR2:
Class D, 5.02% 8/15/45 (h)(i)		4,500,000	4,255,686
Class E, 5.02% 8/15/45 (h)(i)		6,000,000	5,287,152
Series 2012-LC4:
Class C, 5.8238% 12/10/44 (i)		2,000,000	2,067,198
Class D, 5.8238% 12/10/44 (h)(i)		8,000,000	7,511,608
Credit Suisse First Boston Mortgage Securities Corp.:
Series 1998-C1 Class F, 6% 5/17/40 (h)		1,855,830	2,011,970
Series 1998-C2 Class F, 6.75% 11/15/30 (h)		3,000,000	3,119,874
DBUBS Mortgage Trust Series 2011-LC1A Class E, 5.7284% 11/10/46 (h)(i)		12,490,000	12,137,270
Deutsche Mortgage & Asset Receiving Corp. Series 1998-C1 Class J, 6.22% 6/15/31		543,989	543,624
DLJ Commercial Mortgage Corp. Series 1998-CG1 Class B4, 7.3882% 6/10/31 (h)(i)		216,298	216,252
Extended Stay America Trust Series 2013-ESHM Class M, 7.625% 12/5/19 (h)		10,950,000	11,184,607
Freddie Mac:
pass-thru certificates:
Series K011 Class X3, 2.6621% 12/25/43 (i)(j)		12,206,096	1,828,693
Series K012 Class X3, 2.3659% 1/25/41 (i)(j)		21,072,886	2,820,943
Series K013 Class X3, 2.8848% 1/25/43 (i)(j)		14,360,000	2,358,257
Series KAIV Class X2, 3.6147% 6/25/46 (i)(j)		7,430,000	1,578,865
G-Force LLC sequential payer Series 2005-RRA Class A2, 4.83% 8/22/36 (h)		3,294,724	3,311,197
GMAC Commercial Mortgage Securities, Inc.:
Series 1997-C2 Class G, 6.75% 4/15/29 (i)		870,077	967,580
Series 1999-C3 Class J, 6.974% 8/15/36 (h)		1,500,000	1,561,283
Series 2000-C1 Class K, 7% 3/15/33		190,322	140,399
GS Mortgage Securities Corp. II:
floater Series 2007-EOP Class L, 5.4585% 3/6/20 (h)(i)		1,400,000	1,398,697
Series 2010-C1:
Class D, 6.1268% 8/10/43 (h)(i)		4,000,000	4,023,956
Class E, 4% 8/10/43 (h)		3,770,000	2,854,120
Series 2012-GCJ7:
Class C, 5.9064% 5/10/45 (i)		6,500,000	6,802,575
Class D, 5.9064% 5/10/45 (h)(i)		2,000,000	1,882,940
Commercial Mortgage Securities - continued
		Principal Amount (e)	Value
GS Mortgage Securities Corp. Trust Series 2011-ALF Class E, 4.953% 2/10/21 (h)		$ 9,185,000	$ 9,210,718
GS Mortgage Securities Trust:
Series 2010-C2 Class D, 5.4004% 12/10/43 (h)(i)		3,000,000	2,856,888
Series 2011-GC5:
Class C, 5.4744% 8/10/44 (h)(i)		9,000,000	9,317,997
Class D, 5.4744% 8/10/44 (h)(i)		4,000,000	3,744,660
Series 2012-GC6 Class C, 5.8263% 1/10/45 (h)(i)		3,600,000	3,782,745
JP Morgan Chase Commercial Mortgage Securities Trust floater:
Series 2013-JWMZ Class M, 6.191% 4/15/18 (h)(i)		2,225,379	2,242,065
Series 2013-JWRZ Class E, 3.931% 4/15/30 (h)(i)		3,400,000	3,385,373
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2001-A:
Class G, 6% 10/15/32 (h)(i)		2,034,288	36,685
Class X, 0.6365% 10/15/32 (h)(i)(j)		4,717,838	29,956
Series 2002-C1 Class E, 6.135% 7/12/37 (h)		1,603,638	1,605,251
Series 2003-C1 Class F, 6.1832% 1/12/37 (h)(i)		1,000,000	1,000,000
Series 2009-IWST:
Class C, 7.6935% 12/5/27 (h)(i)		3,000,000	3,579,231
Class D, 7.6935% 12/5/27 (h)(i)		9,550,000	10,777,022
Series 2010-CNTM Class MZ, 8.5% 8/5/20 (h)		9,000,000	9,555,212
Series 2010-CNTR:
Class D, 6.3899% 8/5/32 (h)(i)		4,500,000	4,911,768
Class XB, 1.1366% 8/5/32 (h)(i)(j)		32,655,000	1,504,759
Series 2012-CBX Class C, 5.3611% 6/16/45 (i)		4,530,000	4,548,004
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2005-LDP5 Class AJ, 5.4883% 12/15/44 (i)		3,470,000	3,671,251
Series 2011-C5 Class C, 5.4915% 8/15/46 (h)(i)		6,525,375	6,838,456
JPMorgan Chase Commercial Mortgage Trust Series 2013-LC11 Class D, 4.3844% 4/15/46 (i)		3,750,000	3,031,806
JPMorgan Commercial Mortgage Finance Corp. Series 1999-C8:
Class G, 6% 7/15/31 (h)		600,122	601,704
Class H, 6% 7/15/31 (h)		1,424,589	838,020
LB Commercial Conduit Mortgage Trust Series 1998-C4 Class G, 5.6% 10/15/35 (h)		990,263	1,003,253
LB-UBS Commercial Mortgage Trust:
sequential payer:
Series 2004-C2 Class E, 4.487% 3/15/36		2,060,000	2,078,231
Series 2005-C3 Class AJ, 4.843% 7/15/40		6,620,000	6,982,564
Series 2005-C7 Class AJ, 5.323% 11/15/40 (i)		8,000,000	8,492,008
Commercial Mortgage Securities - continued
		Principal Amount (e)	Value
LB-UBS Commercial Mortgage Trust: - continued
sequential payer:
Series 2006-C7 Class AM, 5.378% 11/15/38		$ 2,040,000	$ 2,178,318
Series 2004-C7 Class E, 4.918% 10/15/36		5,120,000	5,265,638
Series 2005-C1 Class E, 4.924% 2/15/40		4,000,000	4,075,288
Series 2006-C4:
Class AJ, 6.0813% 6/15/38 (i)		7,005,000	7,229,854
Class AM, 6.0813% 6/15/38 (i)		6,700,000	7,393,631
Lehman Brothers Floating Rate Commercial Mortgage Trust floater Series 2007-LLFA Class E, 1.091% 6/15/22 (h)(i)		6,230,000	6,197,691
LStar Commercial Mortgage Trust Series 2011-1:
Class B, 5.5191% 6/25/43 (h)(i)		6,165,000	6,403,467
Class D, 5.5191% 6/25/43 (h)(i)		4,699,000	4,625,745
Mach One Trust LLC Series 2004-1A Class H, 6.3257% 5/28/40 (h)(i)		2,840,000	2,886,150
Merrill Lynch Financial Asset, Inc. Series 2005-CA16:
Class F, 4.384% 7/12/37	CAD	710,000	583,842
Class G, 4.384% 7/12/37	CAD	355,000	286,895
Class H, 4.384% 7/12/37	CAD	236,000	187,458
Class J, 4.384% 7/12/37	CAD	355,000	277,175
Class K, 4.384% 7/12/37	CAD	355,000	272,475
Class L, 4.384% 7/12/37	CAD	236,000	178,083
Class M, 4.384% 7/12/37	CAD	995,000	671,534
Merrill Lynch Mortgage Investors Trust Series 1999-C1 Class G, 6.71% 11/15/31 (h)		705,632	324,591
Merrill Lynch Mortgage Trust Series 2006-C1 Class AM, 5.8724% 5/12/39 (i)		1,200,000	1,309,643
Mezz Capital Commercial Mortgage Trust:
sequential payer:
Series 2004-C1 Class A, 4.836% 1/15/37 (h)		1,267,582	1,128,148
Series 2004-C2 Class A, 5.318% 10/15/40 (h)		9,062,036	7,929,282
Series 2004-C1:
Class D, 6.988% 1/15/37 (h)		223,293	22
Class IO, 8.9651% 1/15/37 (h)(i)(j)		1,759,867	81,482
Morgan Stanley BAML Trust Series 2013-C9 Class D, 4.2997% 5/15/46 (h)(i)		5,000,000	4,087,410
Morgan Stanley Capital I Trust:
sequential payer:
Series 2012-C4 Class E, 5.71% 3/15/45 (h)(i)		4,630,000	4,312,137
Series 2006-HQ10 Class AM, 5.36% 11/12/41		8,200,000	8,949,357
Series 1997-RR Class F, 7.4018% 4/30/39 (h)(i)		1,030,758	1,030,758
Series 1998-CF1 Class G, 7.35% 7/15/32 (h)		2,638,892	1,970,236
Commercial Mortgage Securities - continued
		Principal Amount (e)	Value
Morgan Stanley Capital I Trust: - continued
Series 2005-HQ5 Class B, 5.272% 1/14/42		$ 2,000,000	$ 2,090,064
Series 2005-HQ6 Class AJ, 5.073% 8/13/42 (i)		2,500,000	2,638,195
Series 2006-IQ12 Class AMFX, 5.37% 12/15/43		7,500,000	8,239,575
Series 2011-C1 Class C, 5.4199% 9/15/47 (h)(i)		4,000,000	4,260,810
Series 2011-C2:
Class D, 5.4934% 6/15/44 (h)(i)		4,610,000	4,446,580
Class E, 5.4934% 6/15/44 (h)(i)		9,600,000	9,032,928
Class F, 5.4934% 6/15/44 (h)(i)		4,440,000	3,591,760
Class XB, 0.5389% 6/15/44 (h)(i)(j)		63,708,222	2,154,294
Series 2011-C3:
Class C, 5.3573% 7/15/49 (h)(i)		2,000,000	2,045,002
Class D, 5.3573% 7/15/49 (h)(i)		7,400,000	7,220,047
Series 2012-C4 Class D, 5.71% 3/15/45 (h)(i)		6,310,000	6,343,676
NationsLink Funding Corp. Series 1999-SL Class X, 11/10/30 (j)		74,656	74,567
Providence Place Group Ltd. Partnership Series 2000-C1 Class A2, 7.75% 7/20/28 (h)		3,929,602	5,029,498
RBSCF Trust Series 2010-MB1 Class D, 4.8386% 4/15/24 (h)(i)		9,049,000	9,102,869
Salomon Brothers Mortgage Securities VII, Inc. Series 2001-MMA Class E3, 6.5% 2/18/34 (h)(i)		122,646	123,767
TIAA Seasoned Commercial Mortgage Trust sequential payer Series 2007-C4 Class AJ, 5.5257% 8/15/39 (i)		2,080,000	2,269,590
TimberStar Trust I Series 2006-1 Class F, 7.5296% 10/15/36 (h)		10,630,000	10,871,163
UBS Commercial Mortgage Trust Series 2007-FL1 Class F, 0.766% 7/15/24 (h)(i)		1,200,000	1,093,200
UBS-Barclays Commercial Mortgage Trust sequential payer Series 2012-C3 Class A1, 0.726% 8/10/49		3,415,348	3,388,131
UBS-Citigroup Commercial Mortgage Trust Series 2011-C1 Class B, 6.0706% 1/10/45 (h)(i)		3,000,000	3,344,322
Vornado DP LLC Series 2010-VNO Class D, 6.3555% 9/13/28 (h)		2,540,000	2,811,498
Wachovia Bank Commercial Mortgage Trust:
Series 2004-C10 Class E, 4.931% 2/15/41		2,000,000	2,019,384
Series 2004-C11:
Class D, 5.5696% 1/15/41 (i)		5,177,000	5,246,579
Class E, 5.6196% 1/15/41 (i)		3,785,000	3,835,359
Series 2004-C12 Class D, 5.4782% 7/15/41 (i)		2,750,000	2,816,858
Series 2004-C14 Class B, 5.17% 8/15/41		3,180,000	3,278,764
Wells Fargo Commercial Mortgage Trust Series 2012-LC5 Class D, 4.7802% 10/15/45 (h)		9,999,000	8,698,550
Commercial Mortgage Securities - continued
		Principal Amount (e)	Value
WF-RBS Commercial Mortgage Trust:
Series 2011-C3:
Class C, 5.335% 3/15/44 (h)		$ 4,900,000	$ 5,090,728
Class D, 5.7215% 3/15/44 (h)(i)		1,000,000	961,854
Class E, 5% 3/15/44 (h)		3,000,000	2,484,135
Series 2012-C7 Class D, 5.0045% 6/15/45 (h)(i)		2,380,000	2,269,935
Series 2013-C11:
Class D, 4.3246% 3/15/45 (h)(i)		5,830,000	4,801,250
Class E, 4.3246% 3/15/45 (h)(i)		4,780,000	3,501,097
Series 2013-C13 Class D, 4.2791% 5/15/45 (h)(i)		4,000,000	3,224,236
WFDB Commercial Mortgage Trust Series 2011-BXR Class D, 5.914% 7/5/24 (h)		4,000,000	4,064,472
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $486,874,679)			515,595,608
Floating Rate Loans - 11.0%

CONSUMER DISCRETIONARY - 4.8%
Hotels, Restaurants & Leisure - 4.5%
Cedar Fair LP Tranche B, term loan 3.25% 3/6/20 (i)		2,802,975	2,831,005
Cooper Hotel Group REL 12% 11/6/17		13,350,139	14,017,646
Extended Stay America, Inc. REL 9.625% 12/1/19		7,000,000	7,140,000
Four Seasons Holdings, Inc. Tranche 2LN, term loan 6.25% 12/27/20 (i)		510,000	520,200
Hilton Worldwide, Inc.:
term loan 4.442% 11/12/15 (i)		55,995,536	55,365,586
Tranche B, term loan 3.5645% 11/12/15 (i)		10,902,924	10,780,266
Tranche C, term loan 3.692% 11/12/15 (i)		18,171,541	17,967,111
Tranche D, term loan 3.942% 11/12/15 (i)		20,986,223	20,750,128
Tranche E, term loan 4.192% 11/12/15 (i)		27,257,311	26,950,666
Intrawest U.S. Holding, Inc. Tranche 1LN, term loan 7% 12/4/17 (i)		4,975,000	5,068,281
La Quinta:
Tranche A, term loan 11.375% 7/6/14 (i)		7,990,026	8,140,239
Tranche B, term loan 11.375% 7/6/14 (i)		5,992,520	6,105,179
Tranche D, term loan 14.9% 7/6/14 (i)		12,000,000	11,715,600
			187,351,907
Multiline Retail - 0.2%
JC Penney Corp., Inc. Tranche B, term loan 6% 5/21/18 (i)		5,995,000	5,957,531
Floating Rate Loans - continued
		Principal Amount (e)	Value
CONSUMER DISCRETIONARY - continued
Specialty Retail - 0.1%
The Pep Boys - Manny, Moe & Jack Tranche B, term loan 5% 10/11/18 (i)		$ 5,328,225	$ 5,361,526
TOTAL CONSUMER DISCRETIONARY			198,670,964
CONSUMER STAPLES - 0.1%
Food & Staples Retailing - 0.1%
Albertson's LLC Tranche B 1LN, term loan 4.25% 3/21/16 (i)		5,162,063	5,213,683
ENERGY - 0.4%
Oil, Gas & Consumable Fuels - 0.4%
Panda Sherman Power, LLC term loan 9% 9/14/18 (i)		7,200,000	7,326,000
Panda Temple Power, LLC term loan 7.25% 4/3/19 (i)		8,580,000	8,655,075
			15,981,075
FINANCIALS - 4.0%
Diversified Financial Services - 1.2%
Blackstone REL 10% 10/1/17		17,488,428	18,385,584
BRE Select Hotels Corp. REL 5.942% 5/9/18 (i)		12,235,818	12,235,818
Calpine Construction Finance Co. LP Tranche B 2LN, term loan 3.25% 1/31/22 (i)		5,445,000	5,424,581
Pilot Travel Centers LLC:
Tranche B 2LN, term loan 4.25% 8/7/19 (i)		7,208,218	7,208,218
Tranche B, term loan 3.75% 3/30/18 (i)		6,650,166	6,625,561
SBA Senior Finance, Inc. Tranche B, term loan 3.75% 6/30/18 (i)		1,083,174	1,091,297
			50,971,059
Real Estate Investment Trusts - 1.0%
iStar Financial, Inc. Tranche B, term loan 4.5% 10/15/17 (i)		37,392,090	37,485,570
Starwood Property Trust, Inc. Tranche B, term loan 3.5% 4/10/20 (i)		4,987,500	4,987,500
			42,473,070
Real Estate Management & Development - 1.7%
CB Richard Ellis Services, Inc. Tranche B, term loan 2.9451% 3/28/21 (i)		4,513,688	4,524,972
CityCenter term loan 8.75% 7/12/14 (i)		4,169,750	4,169,750
EOP Operating LP term loan:
6.02% 2/1/14 (i)		5,000,000	4,944,000
Floating Rate Loans - continued
		Principal Amount (e)	Value
FINANCIALS - continued
Real Estate Management & Development - continued
EOP Operating LP term loan: - continued
6.27% 2/1/14 (i)		$ 3,800,000	$ 3,757,440
Equity Inns Reality LLC:
Tranche A, term loan 10.5% 11/4/13 (i)		7,888,426	7,212,651
Tranche B 2LN, term loan 7.55% 11/4/13 (i)		15,000,000	14,962,500
Realogy Corp.:
Credit-Linked Deposit 3.1963% 10/10/13 (i)		431,153	431,153
Credit-Linked Deposit 4.4463% 10/10/16 (i)		914,940	914,940
Realogy Group LLC Tranche B, term loan 4.5% 3/5/20 (i)		27,341,475	27,614,890
			68,532,296
Thrifts & Mortgage Finance - 0.1%
Ocwen Loan Servicing, LLC Tranche B, term loan 5% 1/23/18 (i)		1,962,588	1,996,933
TOTAL FINANCIALS			163,973,358
HEALTH CARE - 0.4%
Health Care Providers & Services - 0.4%
Community Health Systems, Inc. term loan 3.7728% 1/25/17 (i)		2,903,247	2,925,022
Health Management Associates, Inc. Tranche B, term loan 3.5% 11/18/18 (i)		2,083,219	2,088,427
Skilled Healthcare Group, Inc. term loan 6.7123% 4/9/16 (i)		10,118,541	10,143,838
			15,157,287
INDUSTRIALS - 0.3%
Construction & Engineering - 0.3%
Drumm Investors LLC Tranche B, term loan 5% 5/4/18 (i)		13,326,466	12,893,356
TELECOMMUNICATION SERVICES - 0.5%
Wireless Telecommunication Services - 0.5%
Crown Castle Operating Co.:
Tranche A, term loan 2.69% 1/31/17 (i)		8,727,273	8,727,273
Tranche B, term loan 3.25% 1/31/19 (i)		9,212,995	9,212,995
SBA Senior Finance II, LLC term loan 3.75% 9/28/19 (i)		1,226,177	1,235,374
			19,175,642
Floating Rate Loans - continued
		Principal Amount (e)	Value
UTILITIES - 0.5%
Electric Utilities - 0.3%
EquiPower Resources Holdings LLC:
Tranche B 1LN, term loan 5.5% 12/21/18 (i)		$ 5,000,000	$ 5,037,500
Tranche C, term loan 4.5% 12/21/19 (i)		995,000	1,002,463
Essential Power LLC Tranche B, term loan 4.25% 8/8/19 (i)		2,428,050	2,458,401
La Frontera Generation, LLC Tranche B, term loan 4.5% 9/30/20 (i)		5,000,000	5,031,500
			13,529,864
Independent Power Producers & Energy Traders - 0.2%
Tempus Public Foundation Generation Holdings LLC Tranche B, term loan 4.75% 12/31/17 (i)		9,000,000	9,090,000
TOTAL UTILITIES			22,619,864
TOTAL FLOATING RATE LOANS (Cost $447,883,989)			453,685,229
Preferred Securities - 0.0%

FINANCIALS - 0.0%
Diversified Financial Services - 0.0%
Crest Clarendon Street 2002-1 Ltd. Series 2002-1A Class PS, 12/28/35 (h)	500,000	25,000
Crest Dartmouth Street 2003 1 Ltd. Series 2003-1A Class PS, 6/28/38 (h)	1,220,000	61,000
		86,000
TOTAL PREFERRED SECURITIES (Cost $1,293,843)		86,000
Money Market Funds - 7.4%
	Shares	Value
Fidelity Cash Central Fund, 0.11% (b)	270,943,913	$ 270,943,913
Fidelity Securities Lending Cash Central Fund, 0.12% (b)(c)	35,303,075	35,303,075
TOTAL MONEY MARKET FUNDS (Cost $306,246,988)		306,246,988
TOTAL INVESTMENT PORTFOLIO - 100.9% (Cost $3,920,875,824)		4,159,414,034
NET OTHER ASSETS (LIABILITIES) - (0.9)%		(36,346,452)
NET ASSETS - 100%		$ 4,123,067,582
Currency Abbreviations
CAD	-	Canadian dollar
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Non-income producing - Security is in default.
(e) Amount is stated in United States dollars unless otherwise noted.
(f) Security or a portion of the security is on loan at period end.
(g) Affiliated company

(h) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $602,160,428 or 14.6% of net assets.

(i) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(j) Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool as of the end of the period.

(k) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $3,342,652 or 0.1% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
ACGS Series 2004-1 Class P, 7.4605% 8/1/19	2/17/11	$ 3,131,922
Fannie Mae REMIC Trust Series 2001-W3 subordinate REMIC pass thru certificates, Class B3, 7% 9/25/41	5/21/03	$ 119,805
Fannie Mae REMIC Trust Series 2003-W1 subordinate REMIC pass thru certificates, Class B3, 4.8488% 12/25/42	3/25/03	$ 124,853
GSR Mortgage Loan Trust Series 2005-HE3 Class B3, 2.69% 6/25/35	6/3/05	$ 613,549
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 456,858
Fidelity Securities Lending Cash Central Fund	106,590
Total	$ 563,448
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
AmREIT, Inc. Class B	$ 2,818,000	$ -	$ 3,749,972	$ 96,887	$ -
Arbor Realty Trust, Inc.	-	20,862,754	-	445,338	21,107,288
Arbor Realty Trust, Inc. Series A, 8.25%	-	4,727,225	-	129,999	4,748,025
Arbor Realty Trust, Inc. Series B, 7.75%	-	6,000,000	-	-	5,901,600
Total	$ 2,818,000	$ 31,589,979	$ 3,749,972	$ 672,224	$ 31,756,913
Other Information

The following is a summary of the inputs used, as of July 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 30,768,803	$ 25,866,567	$ -	$ 4,902,236
Financials	1,843,945,625	1,823,549,794	18,107,807	2,288,024
Health Care	44,524,811	44,524,811	-	-
Corporate Bonds	819,337,938	-	816,169,770	3,168,168
Asset-Backed Securities	128,395,776	-	107,450,194	20,945,582
Collateralized Mortgage Obligations	16,827,256	-	15,722,149	1,105,107
Commercial Mortgage Securities	515,595,608	-	494,454,226	21,141,382
Floating Rate Loans	453,685,229	-	348,111,473	105,573,756
Preferred Securities	86,000	-	-	86,000
Money Market Funds	306,246,988	306,246,988	-	-
Total Investments in Securities:	$ 4,159,414,034	$ 2,200,188,160	$ 1,800,015,619	$ 159,210,255
Valuation Inputs at Reporting Date:
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Commercial Mortgage Securities
Beginning Balance	$ 53,984,005
Net Realized Gain (Loss) on Investment Securities	504,595
Net Unrealized Gain (Loss) on Investment Securities	1,350,805
Cost of Purchases	2,889,025
Proceeds of Sales	(20,825,300)
Amortization/Accretion	627,941
Transfers into Level 3	1,065,042
Transfers out of Level 3	(18,454,731)
Ending Balance	$ 21,141,382
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2013	$ 647,713
Floating Rate Loans
Beginning Balance	$ 18,003,477
Net Realized Gain (Loss) on Investment Securities	264,493
Net Unrealized Gain (Loss) on Investment Securities	1,632,128
Cost of Purchases	95,215,441
Proceeds of Sales	(14,290,062)
Amortization/Accretion	273,279
Transfers into Level 3	4,475,000
Transfers out of Level 3	-
Ending Balance	$ 105,573,756
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2013	$ 1,772,448
Other Investments in Securities
Beginning Balance	$ 55,750,106
Net Realized Gain (Loss) on Investment Securities	(5,987,844)
Net Unrealized Gain (Loss) on Investment Securities	11,096,738
Cost of Purchases	168,742
Proceeds of Sales	(13,480,859)
Amortization/Accretion	(260,694)
Transfers into Level 3	9,210,100
Transfers out of Level 3	(24,001,172)
Ending Balance	$ 32,495,117
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2013	$ 4,610,963

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

Other Information
The composition of credit quality ratings as a percentage of net assets is as follows (Unaudited):
U.S. Government and U.S. Government Agency Obligations	0.2%
AAA,AA,A	5.7%
BBB	10.8%
BB	6.8%
B	11.6%
CCC,CC,C	0.9%
D	0.0%
Not Rated	10.9%
Equities	46.6%
Short-Term Investments and Net Other Assets	6.5%
100.0%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2013

Assets
Investment in securities, at value (including securities loaned of $33,804,284) - See accompanying schedule: Unaffiliated issuers (cost $3,583,038,857)	$ 3,821,410,133
Fidelity Central Funds (cost $306,246,988)	306,246,988
Other affiliated issuers (cost $31,589,979)	31,756,913
Total Investments (cost $3,920,875,824)		$ 4,159,414,034
Cash		119,760
Foreign currency held at value (cost $26,760)		26,760
Receivable for investments sold		3,833,620
Receivable for fund shares sold		8,237,634
Dividends receivable		2,204,019
Interest receivable		22,132,356
Distributions receivable from Fidelity Central Funds		70,745
Other receivables		14,996
Total assets		4,196,053,924

Liabilities
Payable for investments purchased	$ 26,371,855
Payable for fund shares redeemed	8,145,140
Accrued management fee	1,915,759
Distribution and service plan fees payable	254,617
Other affiliated payables	897,990
Other payables and accrued expenses	97,906
Collateral on securities loaned, at value	35,303,075
Total liabilities		72,986,342

Net Assets		$ 4,123,067,582
Net Assets consist of:
Paid in capital		$ 3,803,721,769
Undistributed net investment income		39,267,501
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		41,514,895
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		238,563,417
Net Assets		$ 4,123,067,582

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

July 31, 2013

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($378,268,593 ÷ 32,419,120 shares)	$ 11.67

Maximum offering price per share (100/96.00 of $11.67)	$ 12.16
Class T: Net Asset Value and redemption price per share ($46,197,678 ÷ 3,958,306 shares)	$ 11.67

Maximum offering price per share (100/96.00 of $11.67)	$ 12.16
Class C: Net Asset Value and offering price per share ($204,011,677 ÷ 17,607,394 shares)A	$ 11.59

Real Estate Income: Net Asset Value, offering price and redemption price per share ($2,884,544,749 ÷ 246,252,183 shares)	$ 11.71

Institutional Class: Net Asset Value, offering price and redemption price per share ($610,044,885 ÷ 52,187,743 shares)	$ 11.69

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended July 31, 2013

Investment Income
Dividends (including $672,224 earned from other affiliated issuers)		$ 77,045,173
Interest		126,655,801
Income from Fidelity Central Funds		563,448
Total income		204,264,422

Expenses
Management fee	$ 19,911,854
Transfer agent fees	8,252,304
Distribution and service plan fees	1,899,520
Accounting and security lending fees	1,241,312
Custodian fees and expenses	60,830
Independent trustees' compensation	21,622
Registration fees	272,305
Audit	174,326
Legal	9,979
Miscellaneous	27,598
Total expenses before reductions	31,871,650
Expense reductions	(92,847)	31,778,803
Net investment income (loss)		172,485,619
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	72,495,437
Other affiliated issuers	994,485
Foreign currency transactions	4,963
Total net realized gain (loss)		73,494,885
Change in net unrealized appreciation (depreciation) on: Investment securities	61,790,330
Assets and liabilities in foreign currencies	(997)
Total change in net unrealized appreciation (depreciation)		61,789,333
Net gain (loss)		135,284,218
Net increase (decrease) in net assets resulting from operations		$ 307,769,837

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended July 31, 2013	Year ended July 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 172,485,619	$ 106,081,413
Net realized gain (loss)	73,494,885	46,621,459
Change in net unrealized appreciation (depreciation)	61,789,333	99,190,890
Net increase (decrease) in net assets resulting from operations	307,769,837	251,893,762
Distributions to shareholders from net investment income	(159,910,438)	(98,117,663)
Distributions to shareholders from net realized gain	(51,534,162)	(16,498,521)
Total distributions	(211,444,600)	(114,616,184)
Share transactions - net increase (decrease)	1,340,100,515	755,485,569
Redemption fees	782,946	286,688
Total increase (decrease) in net assets	1,437,208,698	893,049,835

Net Assets
Beginning of period	2,685,858,884	1,792,809,049
End of period (including undistributed net investment income of $39,267,501 and undistributed net investment income of $27,923,018, respectively)	$ 4,123,067,582	$ 2,685,858,884

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2013	2012	2011	2010 H
Selected Per-Share Data
Net asset value, beginning of period	$ 11.26	$ 10.73	$ 9.94	$ 9.95
Income from Investment Operations
Net investment income (loss) E	.54	.52	.53	.18
Net realized and unrealized gain (loss)	.60	.61	.76	(.04)
Total from investment operations	1.14	1.13	1.29	.14
Distributions from net investment income	(.53)	(.51)	(.50)	(.15)
Distributions from net realized gain	(.20)	(.10)	-	-
Total distributions	(.73)	(.60) K	(.50)	(.15)
Redemption fees added to paid in capital E,J	-	-	-	-
Net asset value, end of period	$ 11.67	$ 11.26	$ 10.73	$ 9.94
Total Return B, C, D	10.45%	11.24%	13.27%	1.46%
Ratios to Average Net Assets F, I
Expenses before reductions	1.08%	1.12%	1.13%	1.09% A
Expenses net of fee waivers, if any	1.08%	1.12%	1.13%	1.09% A
Expenses net of all reductions	1.07%	1.11%	1.12%	1.09% A
Net investment income (loss)	4.62%	4.89%	5.00%	6.23% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 378,269	$ 137,352	$ 60,283	$ 3,830
Portfolio turnover rate G	26%	27%	25%	28%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period April 14, 2010 (commencement of sale of shares) to July 31, 2010.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Total distributions of $.60 per share is comprised of distributions from net investment income of $.505 and distributions from net realized gain of $.097 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended July 31,	2013	2012	2011	2010 H
Selected Per-Share Data
Net asset value, beginning of period	$ 11.26	$ 10.72	$ 9.94	$ 9.95
Income from Investment Operations
Net investment income (loss) E	.54	.52	.52	.17
Net realized and unrealized gain (loss)	.60	.62	.76	(.03)
Total from investment operations	1.14	1.14	1.28	.14
Distributions from net investment income	(.53)	(.50)	(.50)	(.15)
Distributions from net realized gain	(.20)	(.10)	-	-
Total distributions	(.73)	(.60)	(.50)	(.15)
Redemption fees added to paid in capital E,J	-	-	-	-
Net asset value, end of period	$ 11.67	$ 11.26	$ 10.72	$ 9.94
Total Return B, C, D	10.42%	11.33%	13.11%	1.45%
Ratios to Average Net Assets F, I
Expenses before reductions	1.08%	1.11%	1.16%	1.17% A
Expenses net of fee waivers, if any	1.08%	1.11%	1.16%	1.17% A
Expenses net of all reductions	1.08%	1.11%	1.16%	1.17% A
Net investment income (loss)	4.61%	4.90%	4.96%	5.92% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 46,198	$ 26,143	$ 7,626	$ 862
Portfolio turnover rate G	26%	27%	25%	28%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period April 14, 2010 (commencement of sale of shares) to July 31, 2010.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2013	2012	2011	2010 H
Selected Per-Share Data
Net asset value, beginning of period	$ 11.20	$ 10.67	$ 9.93	$ 9.95
Income from Investment Operations
Net investment income (loss) E	.45	.44	.45	.15
Net realized and unrealized gain (loss)	.60	.62	.74	(.03)
Total from investment operations	1.05	1.06	1.19	.12
Distributions from net investment income	(.46)	(.43)	(.45)	(.14)
Distributions from net realized gain	(.20)	(.10)	-	-
Total distributions	(.66)	(.53)	(.45)	(.14)
Redemption fees added to paid in capital E,J	-	-	-	-
Net asset value, end of period	$ 11.59	$ 11.20	$ 10.67	$ 9.93
Total Return B, C, D	9.66%	10.49%	12.25%	1.29%
Ratios to Average Net Assets F, I
Expenses before reductions	1.81%	1.87%	1.89%	1.86% A
Expenses net of fee waivers, if any	1.81%	1.87%	1.89%	1.86% A
Expenses net of all reductions	1.81%	1.87%	1.89%	1.86% A
Net investment income (loss)	3.88%	4.14%	4.23%	5.21% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 204,012	$ 52,780	$ 21,555	$ 836
Portfolio turnover rate G	26%	27%	25%	28%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period April 14, 2010 (commencement of sale of shares) to July 31, 2010.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Real Estate Income

Years ended July 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 11.29	$ 10.75	$ 9.95	$ 8.21	$ 9.43
Income from Investment Operations
Net investment income (loss) B	.57	.54	.55	.53	.54
Net realized and unrealized gain (loss)	.60	.62	.76	1.73	(1.27)
Total from investment operations	1.17	1.16	1.31	2.26	(.73)
Distributions from net investment income	(.55)	(.52)	(.51)	(.52)	(.50)
Distributions from net realized gain	(.20)	(.10)	-	-	-
Total distributions	(.75)	(.62)	(.51)	(.52)	(.50)
Redemption fees added to paid in capital B	- F	- F	- F	- F	.01
Net asset value, end of period	$ 11.71	$ 11.29	$ 10.75	$ 9.95	$ 8.21
Total Return A	10.71%	11.50%	13.41%	28.29%	(6.92)%
Ratios to Average Net Assets C, E
Expenses before reductions	.84%	.90%	.92%	.97%	1.00%
Expenses net of fee waivers, if any	.84%	.89%	.92%	.96%	1.00%
Expenses net of all reductions	.84%	.89%	.92%	.96%	1.00%
Net investment income (loss)	4.85%	5.12%	5.21%	5.60%	7.15%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,884,545	$ 2,252,149	$ 1,660,063	$ 1,030,393	$ 463,269
Portfolio turnover rate D	26%	27%	25%	28%	47%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2013	2012	2011	2010 G
Selected Per-Share Data
Net asset value, beginning of period	$ 11.28	$ 10.74	$ 9.95	$ 9.95
Income from Investment Operations
Net investment income (loss) D	.57	.55	.55	.19
Net realized and unrealized gain (loss)	.60	.62	.76	(.04)
Total from investment operations	1.17	1.17	1.31	.15
Distributions from net investment income	(.56)	(.53)	(.52)	(.15)
Distributions from net realized gain	(.20)	(.10)	-	-
Total distributions	(.76)	(.63)	(.52)	(.15)
Redemption fees added to paid in capital D, I	-	-	-	-
Net asset value, end of period	$ 11.69	$ 11.28	$ 10.74	$ 9.95
Total Return B, C	10.72%	11.62%	13.44%	1.58%
Ratios to Average Net Assets E, H
Expenses before reductions	.80%	.84%	.89%	.85% A
Expenses net of fee waivers, if any	.80%	.84%	.89%	.85% A
Expenses net of all reductions	.80%	.84%	.89%	.85% A
Net investment income (loss)	4.89%	5.17%	5.24%	6.70% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 610,045	$ 217,435	$ 43,282	$ 2,930
Portfolio turnover rate F	26%	27%	25%	28%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period April 14, 2010 (commencement of sale of shares) to July 31, 2010.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2013

1. Organization.

Fidelity Real Estate Income Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Real Estate Income and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When

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3. Significant Accounting Policies - continued

Investment Valuation - continued

current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and these securities are generally categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For corporate bonds, floating rate loans and preferred securities, pricing

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Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices. For asset backed securities, collateralized mortgage obligations and commercial mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices. Independent prices obtained from a single source or broker are evaluated by management and may be categorized as Level 3 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value at 07/31/13	Valuation Technique(s)	Unobservable Input	Amount or Range/ Weighted Average	Impact to Valuation from an Increase in Input*
Asset-Backed Securities	$ 361,738	Discounted cash flow	Yield	11.0%	Decrease
Collateralized Mortgage Obligations	$ 1,089,660	Discounted cash flow	Yield	6.5% - 65%/23.9%	Decrease
Commercial Mortgage Securities	$ 2,036,877	Discounted cash flow	Yield	10% - 20%/15.5%	Decrease
		Market comparable	Spread	14.0%	Decrease
Common Stock	$ 4,902,236	Adjusted book value	Book value multiple	1.0	Increase
Corporate Bonds	$ 3,157,168	Discounted cash flow	Yield	20.0%	Decrease
Floating Rate Loans	$ 30,423,214	Discounted cash flow	Yield	8.8% - 11%/10.5%	Decrease
		Market comparable	Transaction price	$100.00	Increase

* Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2013, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. For certain lower credit quality securitized assets that have contractual cash flows (for example, asset backed securities, collateralized mortgage obligations and

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

commercial mortgage-backed securities), changes in estimated cash flows are periodically evaluated and the estimated yield is adjusted on a prospective basis over the remaining life of the security, resulting in increases or decreases to Interest Income in the accompanying Statement of Operations. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of July 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships, equity-debt classifications and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 329,448,090
Gross unrealized depreciation	(97,431,991)
Net unrealized appreciation (depreciation) on securities and other investments	$ 232,016,099

Tax Cost	$ 3,927,397,935

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 54,276,553
Undistributed long-term capital gain	$ 33,287,081
Net unrealized appreciation (depreciation)	$ 232,041,306

The tax character of distributions paid was as follows:

	July 31, 2013	July 31, 2012
Ordinary Income	$ 170,384,735	$ 98,117,663
Long-term Capital Gains	41,059,865	16,498,521
Total	$ 211,444,600	$ 114,616,184

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation, or may be made directly to a borrower. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these loans. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $2,022,279,822 and $847,035,607, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 617,413	$ 50,959
Class T	-%	.25%	90,476	816
Class C	.75%	.25%	1,191,631	632,739
			$ 1,899,520	$ 684,514

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T and Class C redemptions. The deferred sales charges range from 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.
For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 119,905
Class T	24,968
Class C*	16,049
$ 160,922

* When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 549,009.22
Class T	82,206.23
Class C	250,037.21
Real Estate Income	6,587,715.24
Institutional Class	783,337.20
	$ 8,252,304

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Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $38,551 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $7,997 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers

Annual Report

7. Security Lending - continued

and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component income from Fidelity Central Funds. Total security lending income during the period amounted to $106,590. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom FMR places trades on behalf of the Fund include an amount in addition to trade execution, which is rebated back to the Fund to offset certain expenses. This amount totaled $85,737 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $4,414.

In addition, FMR reimbursed a portion of the Fund's operating expenses during the period in the amount of $2,696.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2013	2012
From net investment income
Class A	$ 10,238,777	$ 3,854,404
Class T	1,523,114	609,057
Class C	4,241,554	1,139,599
Real Estate Income	126,726,805	86,666,891
Institutional Class	17,180,188	5,847,712
Total	$ 159,910,438	$ 98,117,663
From net realized gain
Class A	$ 2,837,075	$ 603,452
Class T	506,062	83,752
Class C	1,181,312	208,802
Real Estate Income	42,729,814	14,865,902
Institutional Class	4,279,899	736,613
Total	$ 51,534,162	$ 16,498,521

Annual Report

Notes to Financial Statements - continued

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2013	2012	2013	2012
Class A
Shares sold	25,244,691	8,276,874	$ 296,851,509	$ 88,010,262
Reinvestment of distributions	900,102	333,613	10,299,964	3,436,744
Shares redeemed	(5,925,325)	(2,031,559)	(69,436,144)	(21,254,183)
Net increase (decrease)	20,219,468	6,578,928	$ 237,715,329	$ 70,192,823
Class T
Shares sold	2,730,063	1,725,200	$ 31,978,463	$ 18,422,015
Reinvestment of distributions	132,742	49,495	1,515,681	511,986
Shares redeemed	(1,226,451)	(163,799)	(14,137,454)	(1,727,688)
Net increase (decrease)	1,636,354	1,610,896	$ 19,356,690	$ 17,206,313
Class C
Shares sold	14,157,408	3,117,808	$ 165,598,758	$ 33,302,251
Reinvestment of distributions	375,304	110,126	4,279,651	1,128,377
Shares redeemed	(1,637,958)	(534,569)	(19,029,492)	(5,534,157)
Net increase (decrease)	12,894,754	2,693,365	$ 150,848,917	$ 28,896,471
Real Estate Income
Shares sold	123,727,906	90,720,847	$ 1,450,014,694	$ 959,813,942
Reinvestment of distributions	13,299,047	8,913,831	151,923,311	91,762,119
Shares redeemed	(90,180,888)	(54,623,988)	(1,057,830,249)	(572,115,634)
Net increase (decrease)	46,846,065	45,010,690	$ 544,107,756	$ 479,460,427
Institutional Class
Shares sold	42,960,747	16,926,727	$ 506,030,603	$ 177,564,635
Reinvestment of distributions	1,337,082	472,572	15,315,413	4,899,349
Shares redeemed	(11,392,454)	(2,146,783)	(133,274,193)	(22,734,449)
Net increase (decrease)	32,905,375	15,252,516	$ 388,071,823	$ 159,729,535

Annual Report

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity Real Estate Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Real Estate Income Fund (the Fund), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2013, by correspondence with the custodians, agent banks, and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Real Estate Income Fund as of July 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

September 20, 2013

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 166 Fidelity funds. Mr. Curvey oversees 387 Fidelity funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 230 Fidelity funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person of the trust and the fund (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

Trustees and Officers - continued

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-
2007) of FMR Corp.

Ronald P. O'Hanley (1957)

Year of Election or Appointment: 2011

Mr. O'Hanley serves as a Trustee and Chairman of the Board of Trustees of other Fidelity funds (2013-present), and is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-
present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present) and serves as a Trustee of other Fidelity funds (2013-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present) and serves as a Trustee of other Fidelity funds (2013-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-
present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2008-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as Vice President of other Fidelity funds (2009-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Christopher S. Bartel (1971)

Year of Election or Appointment: 2009

Vice President of Fidelity's Sector and Real Estate Equity Funds. Mr. Bartel also serves as a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Inc. (2012-present), a Director of Fidelity Management & Research (Hong Kong) (2012-
present), and Senior Vice President of Global Equity Research (2010-
present). Previously, Mr. Bartel served as Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-
2009), and an analyst and portfolio manager (2000-2006).

Scott C. Goebel (1968)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-
present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-
2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Assistant Secretary of other Fidelity funds (2009-present), Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (1958)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (1968)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon also serves as Chief Compliance Officer of other Fidelity funds (2012-present). Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present), Deputy Treasurer (2008-present), and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (1971)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Deputy Treasurer of other Fidelity funds (2012-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as Assistant Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2012-2013), an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer of Fidelity's Equity and High Income Funds. Ms. Smith also serves as Deputy Treasurer of other Fidelity funds (2013-present) and is an employee of Fidelity Investments (2009-present). Previously, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as President and Treasurer (2013-present) and Assistant Treasurer (2010-present) of other Fidelity funds, Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2013-present), and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Deputy Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2008-2013), Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Gary W. Ryan (1958)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Real Estate Income Fund voted to pay to shareholders of record at the opening of business, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	09/09/13	09/06/13	$0.159	$0.139

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2013, $47,460,544, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.06% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Real Estate Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is a part of the Fidelity family of funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved.  In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following:  general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box) and 75th percentile (bottom of box) of the peer universe.

Fidelity Real Estate Income Fund

Annual Report

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 7% means that 93% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Real Estate Income Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2012.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its July 2013 meeting, the Board voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate" effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

Fidelity Management & Research
(U.K.) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.

New York, NY

(Fidelity Investment logo)(registered trademark)

REII-UANN-0913
1.907540.103

Fidelity®

Small Cap Growth

Fund

Annual Report

July 31, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the fund's most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2013	Past 1 year	Past 5 years	Life of fund A
Fidelity® Small Cap Growth Fund	32.74%	10.55%	10.52%

A From November 3, 2004.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Small Cap Growth Fund, a class of the fund, on November 3, 2004, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Growth Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: The bull run in U.S. stocks comfortably settled into a fifth year, as major equity benchmarks ripped through records during the 12 months ending July 31, 2013. Gains were fueled by a generally improving global economy and accommodative monetary policies worldwide. The tone was positive for most of the year, based largely on stronger U.S. economic data, including employment, housing and consumer sentiment. Setting a series of new highs along the way, the broad-based S&P 500® Index rose an impressive 25.00% for the 12 months, while the blue-chip-laden Dow Jones Industrial AverageSM also moved into record territory en route to a 22.36% gain. The growth-oriented Nasdaq Composite Index® had a similarly strong run, advancing 25.15%. During the year, markets were resilient amid intermittent volatility over debt woes in Europe, the 2012 U.S. presidential election and year-end Congressional gridlock over the federal budget. In mid-to-late June, concern arose about the U.S. Federal Reserve possibly tapering its sustaining bond-buying strategy - which prompted a brief, but steep, market sell-off. However, investors' continued quest for yield and the Fed's pledge to keep buying bonds until the economy showed significant improvement overpowered the uncertainty and helped equities climb notably higher in July to close the period on a strong note.

Comments from Patrick Venanzi, Portfolio Manager of Fidelity® Small Cap Growth Fund: For the year, the fund's Retail Class shares rose 32.74%, lagging the 35.39% gain of the Russell 2000® Growth Index. I aim to buy small-cap stocks with above-average growth opportunities at reasonable prices. Along with the market, the fund did very well in absolute terms, but lagged its benchmark. Given the longer-term focus and the quality bias of my investments, the fund sometimes trails the index during the market's strongest short-term periods. The fund's cash stake of roughly 4%, on average, during the past year weighed on relative performance, and a non-index position in Mellanox Technologies, a maker of data transfer and storage products, was the biggest individual detractor. Online health insurance provider eHealth was another miss for the fund, due to untimely ownership, and I sold both Mellanox and eHealth by period end. On the plus side, specialty furniture and electronics retailer Conn's was our top relative contributor, with its stock benefiting as a proactive management team effectively revamped stores, offering higher-quality products and customer-friendly financing options.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2013 to July 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio B	Beginning Account Value February 1, 2013	Ending Account Value July 31, 2013	Expenses Paid During Period* February 1, 2013 to July 31, 2013
Class A	1.22%
Actual		$ 1,000.00	$ 1,183.60	$ 6.61
HypotheticalA		$ 1,000.00	$ 1,018.74	$ 6.11
Class T	1.48%
Actual		$ 1,000.00	$ 1,181.70	$ 8.01
HypotheticalA		$ 1,000.00	$ 1,017.46	$ 7.40
Class B	1.97%
Actual		$ 1,000.00	$ 1,178.90	$ 10.64
HypotheticalA		$ 1,000.00	$ 1,015.03	$ 9.84
Class C	1.97%
Actual		$ 1,000.00	$ 1,179.20	$ 10.64
HypotheticalA		$ 1,000.00	$ 1,015.03	$ 9.84
Small Cap Growth	.88%
Actual		$ 1,000.00	$ 1,186.20	$ 4.77
HypotheticalA		$ 1,000.00	$ 1,020.43	$ 4.41
Class F	.67%
Actual		$ 1,000.00	$ 1,187.00	$ 3.63
HypotheticalA		$ 1,000.00	$ 1,021.47	$ 3.36
Institutional Class	.90%
Actual		$ 1,000.00	$ 1,185.80	$ 4.88
HypotheticalA		$ 1,000.00	$ 1,020.33	$ 4.51

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
NIC, Inc.	1.6	0.0
Grand Canyon Education, Inc.	1.5	0.9
Aspen Technology, Inc.	1.4	1.7
InvenSense, Inc.	1.3	1.0
KAR Auction Services, Inc.	1.3	0.0
CommVault Systems, Inc.	1.3	1.5
FEI Co.	1.3	0.9
Service Corp. International	1.3	0.0
HSN, Inc.	1.3	1.7
athenahealth, Inc.	1.2	0.0
	13.5
Top Five Market Sectors as of July 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	25.8	19.2
Health Care	20.9	18.8
Industrials	17.0	15.5
Consumer Discretionary	16.0	17.2
Financials	8.4	7.3
Asset Allocation (% of fund's net assets)
As of July 31, 2013*		As of January 31, 2013**
	Stocks 97.9%		Stocks 95.5%
	Short-Term Investments and Net Other Assets (Liabilities) 2.1%		Short-Term Investments and Net Other Assets (Liabilities) 4.5%
* Foreign investments	4.0%	** Foreign investments	6.6%

Annual Report

Investments July 31, 2013

Showing Percentage of Net Assets

Common Stocks - 97.9%
	Shares	Value
CONSUMER DISCRETIONARY - 16.0%
Auto Components - 0.5%
Tenneco, Inc. (a)	250,000	$ 12,082,500
Diversified Consumer Services - 2.8%
Grand Canyon Education, Inc. (a)	987,953	33,412,570
Service Corp. International	1,510,000	28,644,700
		62,057,270
Hotels, Restaurants & Leisure - 4.4%
AFC Enterprises, Inc. (a)	400,231	14,728,501
Bloomin' Brands, Inc.	500,000	11,800,000
Jack in the Box, Inc. (a)	550,000	22,049,500
Papa John's International, Inc. (a)	300,000	20,058,000
Sonic Corp. (a)	912,000	14,017,440
Texas Roadhouse, Inc. Class A	700,000	17,108,000
		99,761,441
Household Durables - 1.0%
Jarden Corp. (a)	375,000	17,051,250
Universal Electronics, Inc. (a)	199,089	6,137,914
		23,189,164
Internet & Catalog Retail - 1.3%
HSN, Inc.	475,000	28,528,500
Leisure Equipment & Products - 1.0%
Brunswick Corp.	570,000	21,517,500
Media - 0.9%
Cinemark Holdings, Inc.	700,000	20,384,000
Specialty Retail - 1.3%
Conn's, Inc. (a)	194,947	12,597,475
Tile Shop Holdings, Inc. (a)	601,100	17,089,273
		29,686,748
Textiles, Apparel & Luxury Goods - 2.8%
G-III Apparel Group Ltd. (a)	470,000	24,186,200
Steven Madden Ltd. (a)	451,400	23,210,988
Wolverine World Wide, Inc.	250,000	14,377,500
		61,774,688
TOTAL CONSUMER DISCRETIONARY		358,981,811
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - 2.4%
Food Products - 1.8%
J&J Snack Foods Corp.	200,000	$ 15,936,000
WhiteWave Foods Co. (d)	1,347,200	25,179,168
		41,115,168
Personal Products - 0.6%
Inter Parfums, Inc.	392,925	12,958,667
TOTAL CONSUMER STAPLES		54,073,835
ENERGY - 4.9%
Energy Equipment & Services - 2.7%
Atwood Oceanics, Inc. (a)	185,000	10,422,900
Dril-Quip, Inc. (a)	170,000	15,454,700
Essential Energy Services Ltd.	2,232,100	5,650,336
Western Energy Services Corp.	1,330,000	10,825,431
Xtreme Drilling & Coil Services Corp. (a)(e)	4,100,000	14,769,740
Zedi, Inc. (a)(e)	7,178,500	4,053,675
		61,176,782
Oil, Gas & Consumable Fuels - 2.2%
EPL Oil & Gas, Inc. (a)	300,000	9,648,000
Rosetta Resources, Inc. (a)	380,000	17,331,800
Tesoro Logistics LP	150,000	8,023,500
Whitecap Resources, Inc. (d)	1,100,000	11,823,581
Whitecap Resources, Inc. rights 8/30/13 (a)	100,000	1,077,792
		47,904,673
TOTAL ENERGY		109,081,455
FINANCIALS - 8.4%
Capital Markets - 0.6%
Virtus Investment Partners, Inc. (a)	73,084	13,630,166
Commercial Banks - 2.1%
BBCN Bancorp, Inc.	1,340,000	19,577,400
City National Corp.	320,000	22,249,600
Pacific Premier Bancorp, Inc. (a)	385,000	5,016,550
		46,843,550
Insurance - 3.7%
Amerisafe, Inc.	492,900	17,611,317
FBL Financial Group, Inc. Class A	148,825	6,582,530
Primerica, Inc.	480,000	19,699,200
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Insurance - continued
ProAssurance Corp.	430,000	$ 23,017,900
StanCorp Financial Group, Inc.	300,000	15,927,000
		82,837,947
Real Estate Investment Trusts - 1.3%
Cousins Properties, Inc.	1,500,000	15,375,000
Piedmont Office Realty Trust, Inc. Class A	800,000	14,472,000
		29,847,000
Real Estate Management & Development - 0.7%
Howard Hughes Corp. (a)	145,000	15,835,450
TOTAL FINANCIALS		188,994,113
HEALTH CARE - 20.9%
Biotechnology - 8.1%
Alkermes PLC (a)	175,500	5,893,290
ARIAD Pharmaceuticals, Inc. (a)	260,000	4,830,800
Array BioPharma, Inc. (a)	1,120,000	7,459,200
Astex Pharmaceuticals, Inc. (a)	1,250,000	6,537,500
BioMarin Pharmaceutical, Inc. (a)	120,000	7,758,000
Celldex Therapeutics, Inc. (a)	600,000	12,288,000
ChemoCentryx, Inc. (a)	250,000	3,495,000
Chimerix, Inc.	250,000	5,685,000
Cubist Pharmaceuticals, Inc. (a)	194,762	12,139,515
Hyperion Therapeutics, Inc.	200,000	5,010,000
Infinity Pharmaceuticals, Inc. (a)	228,236	4,834,038
Insmed, Inc. (a)(d)	666,400	7,403,704
Isis Pharmaceuticals, Inc. (a)	447,257	12,903,364
Medivation, Inc. (a)	160,000	9,259,200
Novavax, Inc. (a)	2,100,000	5,649,000
OncoGenex Pharmaceuticals, Inc. (a)	116,487	1,138,078
Stemline Therapeutics, Inc.	154,000	4,333,560
Sunesis Pharmaceuticals, Inc. (a)(d)	1,097,300	5,574,284
Synageva BioPharma Corp. (a)	170,000	8,177,000
Synergy Pharmaceuticals, Inc. (a)(d)	800,000	3,600,000
TESARO, Inc. (a)	148,800	5,077,056
Theravance, Inc. (a)(d)	469,000	18,084,640
Threshold Pharmaceuticals, Inc. (a)	1,072,634	5,813,676
Vanda Pharmaceuticals, Inc. (a)	500,000	5,830,000
XOMA Corp. (a)(d)	2,500,000	13,575,000
		182,348,905
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Equipment & Supplies - 4.7%
Align Technology, Inc. (a)	595,798	$ 25,643,146
ICU Medical, Inc. (a)	191,000	13,692,790
NxStage Medical, Inc. (a)	272,400	3,530,304
Sirona Dental Systems, Inc. (a)	125,000	8,825,000
Steris Corp.	581,000	26,156,620
Teleflex, Inc.	189,300	15,036,099
The Spectranetics Corp. (a)	650,000	11,713,000
		104,596,959
Health Care Providers & Services - 4.1%
BioScrip, Inc. (a)	1,100,000	17,875,000
Centene Corp. (a)	330,000	18,305,100
MEDNAX, Inc. (a)	122,900	11,972,918
Molina Healthcare, Inc. (a)(d)	600,000	22,272,000
MWI Veterinary Supply, Inc. (a)	143,400	20,387,178
		90,812,196
Health Care Technology - 2.2%
athenahealth, Inc. (a)(d)	250,000	27,987,500
Medidata Solutions, Inc. (a)	233,948	21,647,208
		49,634,708
Life Sciences Tools & Services - 0.8%
Bruker BioSciences Corp. (a)	1,010,000	18,099,200
Pharmaceuticals - 1.0%
Biodelivery Sciences International, Inc. (a)(d)	1,257,084	5,430,603
Pacira Pharmaceuticals, Inc. (a)	220,000	7,464,600
ViroPharma, Inc. (a)	270,000	9,266,400
		22,161,603
TOTAL HEALTH CARE		467,653,571
INDUSTRIALS - 17.0%
Aerospace & Defense - 2.8%
Esterline Technologies Corp. (a)	150,000	12,216,000
Teledyne Technologies, Inc. (a)	305,700	24,507,969
Triumph Group, Inc.	330,000	25,891,800
		62,615,769
Airlines - 0.7%
Spirit Airlines, Inc. (a)	500,000	16,525,000
Building Products - 0.9%
A.O. Smith Corp.	480,688	19,862,028
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Commercial Services & Supplies - 1.3%
KAR Auction Services, Inc.	1,140,000	$ 29,001,600
Construction & Engineering - 1.6%
AECOM Technology Corp. (a)	300,000	10,170,000
EMCOR Group, Inc.	350,000	14,448,000
Tutor Perini Corp. (a)	554,285	10,963,757
		35,581,757
Electrical Equipment - 2.1%
EnerSys	480,000	25,401,600
Generac Holdings, Inc.	409,200	17,738,820
Preformed Line Products Co.	60,306	4,399,323
		47,539,743
Machinery - 5.4%
Actuant Corp. Class A	473,100	16,705,161
Harsco Corp.	445,000	11,463,200
Manitowoc Co., Inc.	900,000	18,477,000
Oshkosh Truck Corp. (a)	250,000	11,205,000
Standex International Corp.	301,838	17,817,497
TriMas Corp. (a)	605,298	22,414,185
Wabtec Corp.	384,600	22,329,876
		120,411,919
Professional Services - 0.0%
Nihon M&A Center, Inc.	612	40,942
Trading Companies & Distributors - 2.2%
Applied Industrial Technologies, Inc.	316,818	16,525,227
Watsco, Inc.	229,000	21,377,150
WESCO International, Inc. (a)	150,000	11,367,000
		49,269,377
TOTAL INDUSTRIALS		380,848,135
INFORMATION TECHNOLOGY - 25.8%
Communications Equipment - 0.8%
Plantronics, Inc.	380,000	17,666,200
Computers & Peripherals - 1.9%
Cray, Inc. (a)	1,032,200	23,916,074
Electronics for Imaging, Inc. (a)	670,000	20,120,100
		44,036,174
Electronic Equipment & Components - 4.6%
FEI Co.	370,000	28,656,500
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Components - continued
FLIR Systems, Inc.	600,000	$ 19,482,000
InvenSense, Inc. (a)(d)	1,720,000	30,409,600
Neonode, Inc. (a)(d)	1,617,122	12,597,380
Parametric Sound Corp. (a)(d)(e)	666,810	11,382,447
		102,527,927
Internet Software & Services - 7.8%
Angie's List, Inc. (a)(d)	1,055,703	23,246,580
Blucora, Inc. (a)	621,143	12,422,860
Cornerstone OnDemand, Inc. (a)	530,000	23,341,200
Demandware, Inc. (a)(d)	353,439	15,699,760
E2open, Inc. (d)	1,176,594	23,390,689
Move, Inc. (a)	820,000	11,389,800
NIC, Inc.	1,893,704	34,882,028
SciQuest, Inc. (a)	294,372	7,259,214
Stamps.com, Inc. (a)	570,281	22,731,401
		174,363,532
IT Services - 2.7%
Euronet Worldwide, Inc. (a)	300,000	11,043,000
EVERTEC, Inc.	600,000	14,340,000
Genpact Ltd.	1,050,000	21,409,500
Sapient Corp. (a)	1,000,000	13,710,000
		60,502,500
Semiconductors & Semiconductor Equipment - 0.8%
PDF Solutions, Inc. (a)	886,056	18,181,869
Software - 7.2%
Aspen Technology, Inc. (a)	962,200	31,309,988
CommVault Systems, Inc. (a)	340,000	28,706,200
Destiny Media Technologies, Inc. (a)	1,620,269	3,596,997
Guidewire Software, Inc. (a)	434,816	19,027,548
Interactive Intelligence Group, Inc. (a)	200,000	11,360,000
Synopsys, Inc. (a)	540,000	20,001,600
Tyler Technologies, Inc. (a)	308,725	23,037,060
Ultimate Software Group, Inc. (a)	175,000	23,677,500
		160,716,893
TOTAL INFORMATION TECHNOLOGY		577,995,095
Common Stocks - continued
	Shares	Value
MATERIALS - 2.0%
Chemicals - 0.7%
Cytec Industries, Inc.	210,000	$ 16,359,000
Containers & Packaging - 0.7%
Graphic Packaging Holding Co. (a)	1,700,000	14,620,000
Paper & Forest Products - 0.6%
P.H. Glatfelter Co.	550,000	14,558,500
TOTAL MATERIALS		45,537,500
TELECOMMUNICATION SERVICES - 0.5%
Diversified Telecommunication Services - 0.5%
inContact, Inc. (a)	1,200,000	10,176,000
TOTAL COMMON STOCKS (Cost $1,768,172,071)		2,193,341,515
Money Market Funds - 8.8%

Fidelity Cash Central Fund, 0.11% (b)	75,334,289	75,334,289
Fidelity Securities Lending Cash Central Fund, 0.12% (b)(c)	121,749,605	121,749,605
TOTAL MONEY MARKET FUNDS (Cost $197,083,894)		197,083,894
TOTAL INVESTMENT PORTFOLIO - 106.7% (Cost $1,965,255,965)		2,390,425,409
NET OTHER ASSETS (LIABILITIES) - (6.7)%		(150,019,314)
NET ASSETS - 100%		$ 2,240,406,095
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 109,835
Fidelity Securities Lending Cash Central Fund	2,002,990
Total	$ 2,112,825
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Neonode, Inc.	$ 6,969,000	$ 5,854,520	$ 5,076,631	$ -	$ -
Parametric Sound Corp.	2,428,413	5,644,334	1,370,378	-	11,382,447
Telular Corp.	4,715,000	3,371,313	10,661,344	259,000	-
US Home Systems, Inc.	6,604,750	-	8,975,299	-	-
Xtreme Drilling & Coil Services Corp. (144A)	-	178,443	201,743	-	-
Xtreme Drilling & Coil Services Corp.	6,786,658	-	-	-	14,769,740
Zedi, Inc.	3,905,172	2,997,316	1,070,631	-	4,053,675
Total	$ 31,408,993	$ 18,045,926	$ 27,356,026	$ 259,000	$ 30,205,862
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2013

Assets
Investment in securities, at value (including securities loaned of $120,973,392) - See accompanying schedule: Unaffiliated issuers (cost $1,744,211,544)	$ 2,163,135,653
Fidelity Central Funds (cost $197,083,894)	197,083,894
Other affiliated issuers (cost $23,960,527)	30,205,862
Total Investments (cost $1,965,255,965)		$ 2,390,425,409
Receivable for investments sold		35,301,694
Receivable for fund shares sold		2,852,120
Dividends receivable		415,342
Distributions receivable from Fidelity Central Funds		231,543
Other receivables		35,774
Total assets		2,429,261,882

Liabilities
Payable for investments purchased	$ 62,714,735
Payable for fund shares redeemed	2,747,629
Accrued management fee	1,207,297
Distribution and service plan fees payable	58,359
Other affiliated payables	312,392
Other payables and accrued expenses	65,770
Collateral on securities loaned, at value	121,749,605
Total liabilities		188,855,787

Net Assets		$ 2,240,406,095
Net Assets consist of:
Paid in capital		$ 1,568,067,724
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		247,173,320
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		425,165,051
Net Assets		$ 2,240,406,095

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

July 31, 2013

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($74,977,899 ÷ 3,812,892 shares)	$ 19.66

Maximum offering price per share (100/94.25 of $19.66)	$ 20.86
Class T: Net Asset Value and redemption price per share ($34,686,382 ÷ 1,789,472 shares)	$ 19.38

Maximum offering price per share (100/96.50 of $19.38)	$ 20.08
Class B: Net Asset Value and offering price per share ($3,485,507 ÷ 186,863 shares)A	$ 18.65

Class C: Net Asset Value and offering price per share ($32,755,709 ÷ 1,759,550 shares)A	$ 18.62

Small Cap Growth: Net Asset Value, offering price and redemption price per share ($1,315,659,224 ÷ 65,562,467 shares)	$ 20.07

Class F: Net Asset Value, offering price and redemption price per share ($727,683,474 ÷ 35,934,773 shares)	$ 20.25

Institutional Class: Net Asset Value, offering price and redemption price per share ($51,157,900 ÷ 2,545,203 shares)	$ 20.10

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended July 31, 2013

Investment Income
Dividends (including $259,000 earned from other affiliated issuers)		$ 17,072,216
Interest		880
Income from Fidelity Central Funds (including $2,002,990 from security lending)		2,112,825
Total income		19,185,921

Expenses
Management fee Basic fee	$ 14,065,171
Performance adjustment	(1,254,701)
Transfer agent fees	3,015,628
Distribution and service plan fees	609,395
Accounting and security lending fees	622,239
Custodian fees and expenses	73,226
Independent trustees' compensation	12,359
Registration fees	95,429
Audit	58,673
Legal	6,422
Interest	674
Miscellaneous	18,337
Total expenses before reductions	17,322,852
Expense reductions	(322,128)	17,000,724
Net investment income (loss)		2,185,197
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	326,344,850
Other affiliated issuers	925,631
Foreign currency transactions	20,901
Total net realized gain (loss)		327,291,382
Change in net unrealized appreciation (depreciation) on: Investment securities	244,672,948
Assets and liabilities in foreign currencies	6,602
Total change in net unrealized appreciation (depreciation)		244,679,550
Net gain (loss)		571,970,932
Net increase (decrease) in net assets resulting from operations		$ 574,156,129

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended July 31, 2013	Year ended July 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,185,197	$ (2,581,285)
Net realized gain (loss)	327,291,382	84,159,524
Change in net unrealized appreciation (depreciation)	244,679,550	(104,802,589)
Net increase (decrease) in net assets resulting from operations	574,156,129	(23,224,350)
Distributions to shareholders from net realized gain	(122,560,447)	(34,799,429)
Share transactions - net increase (decrease)	(58,479,174)	61,802,637
Redemption fees	117,383	255,125
Total increase (decrease) in net assets	393,233,891	4,033,983

Net Assets
Beginning of period	1,847,172,204	1,843,138,221
End of period (including accumulated net investment loss of $0 and accumulated net investment loss of $1,442,758, respectively)	$ 2,240,406,095	$ 1,847,172,204

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 15.87	$ 16.42	$ 12.66	$ 10.79	$ 13.20
Income from Investment Operations
Net investment income (loss) C	(.04)	(.07) F	(.07) G	(.07) H	(.06)
Net realized and unrealized gain (loss)	4.87	(.16)	3.84	1.94	(2.35)
Total from investment operations	4.83	(.23)	3.77	1.87	(2.41)
Distributions from net realized gain	(1.04)	(.32)	(.01) I	-	-
Redemption fees added to paid in capital C, K	-	-	-	-	-
Net asset value, end of period	$ 19.66	$ 15.87	$ 16.42	$ 12.66	$ 10.79
Total Return A, B	32.20%	(1.14)%	29.78%	17.33%	(18.26)%
Ratios to Average Net Assets D, J
Expenses before reductions	1.24%	1.35%	1.25%	1.35%	1.33%
Expenses net of fee waivers, if any	1.24%	1.35%	1.25%	1.35%	1.33%
Expenses net of all reductions	1.22%	1.34%	1.23%	1.34%	1.33%
Net investment income (loss)	(.26)%	(.49)% F	(.47)% G	(.56)% H	(.64)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 74,978	$ 59,684	$ 67,272	$ 50,620	$ 40,211
Portfolio turnover rate E	142%	150%	106%	105%	150%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.57)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.61)%.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.67)%.

I The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended July 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 15.68	$ 16.27	$ 12.57	$ 10.74	$ 13.17
Income from Investment Operations
Net investment income (loss) C	(.09)	(.11) F	(.11) G	(.10) H	(.09)
Net realized and unrealized gain (loss)	4.82	(.16)	3.81	1.93	(2.34)
Total from investment operations	4.73	(.27)	3.70	1.83	(2.43)
Distributions from net realized gain	(1.03)	(.32)	-	-	-
Redemption fees added to paid in capital C, J	-	-	-	-	-
Net asset value, end of period	$ 19.38	$ 15.68	$ 16.27	$ 12.57	$ 10.74
Total Return A, B	31.87%	(1.41)%	29.44%	17.04%	(18.45)%
Ratios to Average Net Assets D, I
Expenses before reductions	1.49%	1.61%	1.50%	1.61%	1.60%
Expenses net of fee waivers, if any	1.49%	1.61%	1.50%	1.61%	1.60%
Expenses net of all reductions	1.48%	1.60%	1.49%	1.60%	1.59%
Net investment income (loss)	(.52)%	(.74)% F	(.73)% G	(.82)% H	(.91)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 34,686	$ 27,658	$ 30,764	$ 23,930	$ 21,533
Portfolio turnover rate E	142%	150%	106%	105%	150%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.83)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.86)%.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.93)%.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 15.19	$ 15.86	$ 12.30	$ 10.57	$ 13.03
Income from Investment Operations
Net investment income (loss) C	(.16)	(.18) F	(.18) G	(.16) H	(.13)
Net realized and unrealized gain (loss)	4.64	(.17)	3.74	1.89	(2.33)
Total from investment operations	4.48	(.35)	3.56	1.73	(2.46)
Distributions from net realized gain	(1.02)	(.32)	-	-	-
Redemption fees added to paid in capital C, J	-	-	-	-	-
Net asset value, end of period	$ 18.65	$ 15.19	$ 15.86	$ 12.30	$ 10.57
Total Return A, B	31.25%	(1.96)%	28.94%	16.37%	(18.88)%
Ratios to Average Net Assets D, I
Expenses before reductions	1.99%	2.10%	2.00%	2.11%	2.08%
Expenses net of fee waivers, if any	1.99%	2.10%	2.00%	2.11%	2.08%
Expenses net of all reductions	1.97%	2.09%	1.98%	2.09%	2.08%
Net investment income (loss)	(1.01)%	(1.23)% F	(1.22)% G	(1.32)% H	(1.39)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,486	$ 4,123	$ 5,295	$ 5,142	$ 4,171
Portfolio turnover rate E	142%	150%	106%	105%	150%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.32)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.36)%.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.42)%.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 15.16	$ 15.83	$ 12.28	$ 10.55	$ 13.00
Income from Investment Operations
Net investment income (loss) C	(.16)	(.18) F	(.18) G	(.16) H	(.13)
Net realized and unrealized gain (loss)	4.64	(.17)	3.73	1.89	(2.32)
Total from investment operations	4.48	(.35)	3.55	1.73	(2.45)
Distributions from net realized gain	(1.02)	(.32)	-	-	-
Redemption fees added to paid in capital C, J	-	-	-	-	-
Net asset value, end of period	$ 18.62	$ 15.16	$ 15.83	$ 12.28	$ 10.55
Total Return A, B	31.32%	(1.96)%	28.91%	16.40%	(18.85)%
Ratios to Average Net Assets D, I
Expenses before reductions	1.99%	2.10%	2.00%	2.11%	2.08%
Expenses net of fee waivers, if any	1.99%	2.10%	2.00%	2.11%	2.08%
Expenses net of all reductions	1.97%	2.09%	1.98%	2.09%	2.07%
Net investment income (loss)	(1.01)%	(1.24)% F	(1.22)% G	(1.32)% H	(1.39)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 32,756	$ 24,683	$ 24,914	$ 18,091	$ 14,267
Portfolio turnover rate E	142%	150%	106%	105%	150%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.32)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.36)%.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.42)%.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Small Cap Growth

Years ended July 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 16.14	$ 16.65	$ 12.81	$ 10.89	$ 13.29
Income from Investment Operations
Net investment income (loss) B	.01	(.03) E	(.03) F	(.04) G	(.04)
Net realized and unrealized gain (loss)	4.98	(.16)	3.90	1.96	(2.36)
Total from investment operations	4.99	(.19)	3.87	1.92	(2.40)
Distributions from net realized gain	(1.06)	(.32)	(.03) H	-	-
Redemption fees added to paid in capital B, J	-	-	-	-	-
Net asset value, end of period	$ 20.07	$ 16.14	$ 16.65	$ 12.81	$ 10.89
Total Return A	32.74%	(.88)%	30.20%	17.63%	(18.06)%
Ratios to Average Net Assets C, I
Expenses before reductions	.90%	1.03%	.95%	1.08%	1.08%
Expenses net of fee waivers, if any	.90%	1.03%	.95%	1.08%	1.08%
Expenses net of all reductions	.88%	1.02%	.93%	1.07%	1.08%
Net investment income (loss)	.08%	(.16)% E	(.17)% F	(.29)% G	(.39)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,315,659	$ 1,166,101	$ 1,382,688	$ 1,204,818	$ 1,085,184
Portfolio turnover rate D	142%	150%	106%	105%	150%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.25)%.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.31)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.39)%.

H The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended July 31,	2013	2012	2011	2010	2009 K
Selected Per-Share Data
Net asset value, beginning of period	$ 16.26	$ 16.73	$ 12.85	$ 10.90	$ 10.03
Income from Investment Operations
Net investment income (loss) D	.05	.01 H	.01 I	- J, N	(.01)
Net realized and unrealized gain (loss)	5.02	(.16)	3.91	1.95	.88
Total from investment operations	5.07	(.15)	3.92	1.95	.87
Distributions from net realized gain	(1.08)	(.32)	(.04) L	-	-
Redemption fees added to paid in capital D, N	-	-	-	-	-
Net asset value, end of period	$ 20.25	$ 16.26	$ 16.73	$ 12.85	$ 10.90
Total Return B, C	33.00%	(.64)%	30.56%	17.89%	8.67%
Ratios to Average Net Assets E, M
Expenses before reductions	.69%	.80%	.70%	.78%	.74% A
Expenses net of fee waivers, if any	.69%	.80%	.70%	.78%	.74% A
Expenses net of all reductions	.67%	.79%	.68%	.77%	.73% A
Net investment income (loss)	.29%	.07% H	.08% I	-% G, J	(.54)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 727,683	$ 528,229	$ 290,765	$ 106,941	$ 159
Portfolio turnover rate F	142%	150%	106%	105%	150%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Amount represents less than .01%.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.02)%.

I Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.06)%.

J Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.10)%.

K For the period June 26, 2009 (commencement of sale of shares) to July 31, 2009.

L The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

M Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

N Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 16.17	$ 16.68	$ 12.83	$ 10.91	$ 13.30
Income from Investment Operations
Net investment income (loss) B	.01	(.03) E	(.03) F	(.03) G	(.03)
Net realized and unrealized gain (loss)	4.98	(.16)	3.91	1.95	(2.36)
Total from investment operations	4.99	(.19)	3.88	1.92	(2.39)
Distributions from net realized gain	(1.06)	(.32)	(.03) H	-	-
Redemption fees added to paid in capital B, J	-	-	-	-	-
Net asset value, end of period	$ 20.10	$ 16.17	$ 16.68	$ 12.83	$ 10.91
Total Return A	32.65%	(.88)%	30.24%	17.60%	(17.97)%
Ratios to Average Net Assets C, I
Expenses before reductions	.92%	1.06%	.94%	1.03%	1.05%
Expenses net of fee waivers, if any	.92%	1.06%	.94%	1.03%	1.05%
Expenses net of all reductions	.91%	1.05%	.93%	1.02%	1.04%
Net investment income (loss)	.06%	(.19)% E	(.17)% F	(.24)% G	(.36)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 51,158	$ 36,694	$ 41,440	$ 25,650	$ 19,204
Portfolio turnover rate D	142%	150%	106%	105%	150%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.28)%.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.30)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.34)%.

H The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2013

1. Organization.

Fidelity Small Cap Growth Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Small Cap Growth, Class F and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class F shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as investment manager. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by FMR and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Class Allocations and Expenses - continued

assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of July 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships and losses deferred due to wash sales and excise tax regulations.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 440,572,794
Gross unrealized depreciation	(17,106,671)
Net unrealized appreciation (depreciation) on securities and other investments	$ 423,466,123

Tax Cost	$ 1,966,959,286

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 106,393,413
Undistributed long-term capital gain	$ 142,483,227
Net unrealized appreciation (depreciation)	$ 423,461,730

The tax character of distributions paid was as follows:

	July 31, 2013	July 31, 2012
Ordinary Income	$ 5,191,398	$ -
Long-term Capital Gains	117,369,049	34,799,429
Total	$ 122,560,447	$ 34,799,429

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,731,095,699 and $2,897,640,503, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Small Cap Growth as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .64% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 158,162	$ 3,570
Class T	.25%	.25%	145,172	1,664
Class B	.75%	.25%	37,548	28,458
Class C	.75%	.25%	268,513	44,877
			$ 609,395	$ 78,569

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 26,925
Class T	7,772
Class B*	4,960
Class C*	2,503
$ 42,160

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class F. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Average Net Assets
Class A	$ 189,665.30
Class T	89,260.31
Class B	11,279.30
Class C	80,491.30
Small Cap Growth	2,548,777.21
Institutional Class	96,156.23
	$ 3,015,628

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $81,093 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 10,856,167.37%		$ 674

Annual Report

Notes to Financial Statements - continued

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4,620 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $2,735,765. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds, and includes $310,189 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom FMR places trades on behalf of the Fund include an amount in addition to trade execution, which is rebated back to the Fund to offset certain expenses. This amount totaled $317,619 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $50.

Annual Report

8. Expense Reductions - continued

In addition, FMR reimbursed a portion of the Fund's operating expenses during the period in the amount of $4,459.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2013	2012
From net realized gain
Class A	$ 3,855,020	$ 1,262,924
Class T	1,778,904	573,407
Class B	260,524	101,910
Class C	1,656,727	481,854
Small Cap Growth	74,940,038	25,434,274
Class F	37,680,389	6,152,820
Institutional Class	2,388,845	792,240
Total	$ 122,560,447	$ 34,799,429

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2013	2012	2013	2012
Class A
Shares sold	969,311	986,718	$ 16,711,827	$ 14,926,996
Reinvestment of distributions	231,282	85,896	3,646,231	1,194,285
Shares redeemed	(1,149,326)	(1,407,222)	(19,219,034)	(21,375,353)
Net increase (decrease)	51,267	(334,608)	$ 1,139,024	$ (5,254,072)
Class T
Shares sold	457,321	358,193	$ 7,743,595	$ 5,456,756
Reinvestment of distributions	106,640	38,774	1,660,117	533,890
Shares redeemed	(538,707)	(523,310)	(8,802,237)	(7,812,853)
Net increase (decrease)	25,254	(126,343)	$ 601,475	$ (1,822,207)
Class B
Shares sold	6,696	11,810	$ 106,485	$ 172,624
Reinvestment of distributions	16,337	7,173	246,159	96,091
Shares redeemed	(107,598)	(81,516)	(1,730,845)	(1,196,288)
Net increase (decrease)	(84,565)	(62,533)	$ (1,378,201)	$ (927,573)

Annual Report

Notes to Financial Statements - continued

10. Share Transactions - continued

	Shares		Dollars
Years ended July 31,	2013	2012	2013	2012
Class C
Shares sold	456,788	405,451	$ 7,531,447	$ 5,976,693
Reinvestment of distributions	103,215	33,110	1,550,542	443,092
Shares redeemed	(428,305)	(384,855)	(6,821,754)	(5,527,477)
Net increase (decrease)	131,698	53,706	$ 2,260,235	$ 892,308
Small Cap Growth
Shares sold	10,379,088	14,552,522	$ 182,249,151	$ 226,496,807
Reinvestment of distributions	4,595,875	1,774,167	73,721,316	25,022,882
Shares redeemed	(21,652,202)	(27,135,724)	(371,997,767)	(414,348,619)
Net increase (decrease)	(6,677,239)	(10,809,035)	$ (116,027,300)	$ (162,828,930)
Class F
Shares sold	7,670,010	16,430,240	$ 131,231,307	$ 255,874,632
Reinvestment of distributions	2,336,095	432,802	37,680,389	6,152,820
Shares redeemed	(6,554,937)	(1,757,546)	(118,928,973)	(26,811,905)
Net increase (decrease)	3,451,168	15,105,496	$ 49,982,723	$ 235,215,547
Institutional Class
Shares sold	727,207	819,623	$ 12,757,998	$ 12,520,738
Reinvestment of distributions	128,780	44,186	2,069,290	624,723
Shares redeemed	(580,321)	(1,078,752)	(9,884,418)	(16,617,897)
Net increase (decrease)	275,666	(214,943)	$ 4,942,870	$ (3,472,436)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the Fidelity Freedom Funds and the Fidelity Freedom K Funds were the owners of record, in the aggregate, of approximately 59% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Small Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Small Cap Growth Fund (a fund of Fidelity Securities Fund) at July 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Small Cap Growth Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 16, 2013

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 166 Fidelity funds. Mr. Curvey oversees 387 Fidelity funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 230 Fidelity funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person of the trust and the fund (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

Trustees and Officers - continued

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund's are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)

Year of Election or Appointment: 2011

Mr. O'Hanley serves as a Trustee and Chairman of the Board of Trustees of other Fidelity funds (2013-present), and is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present) and serves as a Trustee of other Fidelity funds (2013-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present) and serves as a Trustee of other Fidelity funds (2013-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2008-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as Vice President of other Fidelity funds (2009-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (1964)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (1968)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Assistant Secretary of other Fidelity funds (2009-present), Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (1958)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (1968)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon also serves as Chief Compliance Officer of other Fidelity funds (2012-present). Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present), Deputy Treasurer (2008-present), and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (1971)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Deputy Treasurer of other Fidelity funds (2012-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as Assistant Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2012-2013), an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer of Fidelity's Equity and High Income Funds. Ms. Smith also serves as Deputy Treasurer of other Fidelity funds (2013-present) and is an employee of Fidelity Investments (2009-present). Previously, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as President and Treasurer (2013-present) and Assistant Treasurer (2010-present) of other Fidelity funds, Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2013-present), and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Deputy Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2008-2013), Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Gary W. Ryan (1958)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Small Cap Growth Fund voted to pay on September 16, 2013, to shareholders of record at the opening of business on September 13, 2013, a distribution of $2.236 per share derived from capital gains realized from sales of portfolio securities.

Fidelity Small Cap Growth Fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Fidelity Small Cap Growth Fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2013, $193,398,519, or, if subsequently determined to be different, the net capital gain of such year.

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Small Cap Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is a part of the Fidelity family of funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in November 2011.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved.  In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following:  general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box) and 75th percentile (bottom of box) of the peer universe.

Annual Report

Fidelity Small Cap Growth Fund

The Board has discussed with FMR the fund's underperformance (based on the December 31, 2012 data presented herein) and has engaged with FMR to consider what steps might be taken to remediate the fund's underperformance. The Board noted that the fund's performance has improved for more recent periods.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 14% means that 86% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Small Cap Growth Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking.

Annual Report

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Institutional Class, the retail class, and Class F ranked below its competitive median for 2012 and the total expense ratio of Class T ranked above its competitive median for 2012. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its July 2013 meeting, the Board voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate" effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.
New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®)
1-800-544-5555

Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

SCP-UANN-0913
1.803694.108

Fidelity®

Small Cap Growth

Fund
Class F

Annual Report

July 31, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

p20

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the fund's most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2013	Past 1 year	Past 5 years	Life of fund A
Class F B	33.00%	10.78%	10.65%

A From November 3, 2004.

B The initial offering of Class F shares took place on June 26, 2009. Returns prior to June 26, 2009 are those of Fidelity® Small Cap Growth Fund, the original class of the fund.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Small Cap Growth Fund - Class F on November 3, 2004, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Growth Index performed over the same period. The initial offering of Class F took place on June 26, 2009. See above for additional information regarding the performance of Class F.

Annual Report

Management's Discussion of Fund Performance

Market Recap: The bull run in U.S. stocks comfortably settled into a fifth year, as major equity benchmarks ripped through records during the 12 months ending July 31, 2013. Gains were fueled by a generally improving global economy and accommodative monetary policies worldwide. The tone was positive for most of the year, based largely on stronger U.S. economic data, including employment, housing and consumer sentiment. Setting a series of new highs along the way, the broad-based S&P 500® Index rose an impressive 25.00% for the 12 months, while the blue-chip-laden Dow Jones Industrial AverageSM also moved into record territory en route to a 22.36% gain. The growth-oriented Nasdaq Composite Index® had a similarly strong run, advancing 25.15%. During the year, markets were resilient amid intermittent volatility over debt woes in Europe, the 2012 U.S. presidential election and year-end Congressional gridlock over the federal budget. In mid-to-late June, concern arose about the U.S. Federal Reserve possibly tapering its sustaining bond-buying strategy - which prompted a brief, but steep, market sell-off. However, investors' continued quest for yield and the Fed's pledge to keep buying bonds until the economy showed significant improvement overpowered the uncertainty and helped equities climb notably higher in July to close the period on a strong note.

Comments from Patrick Venanzi, Portfolio Manager of Fidelity® Small Cap Growth Fund: For the year, the fund's Class F shares rose 33.00%, lagging the 35.39% gain of the Russell 2000® Growth Index. I aim to buy small-cap stocks with above-average growth opportunities at reasonable prices. Along with the market, the fund did very well in absolute terms, but lagged its benchmark. Given the longer-term focus and the quality bias of my investments, the fund sometimes trails the index during the market's strongest short-term periods. The fund's cash stake of roughly 4%, on average, during the past year weighed on relative performance, and a non-index position in Mellanox Technologies, a maker of data transfer and storage products, was the biggest individual detractor. Online health insurance provider eHealth was another miss for the fund, due to untimely ownership, and I sold both Mellanox and eHealth by period end. On the plus side, specialty furniture and electronics retailer Conn's was our top relative contributor, with its stock benefiting as a proactive management team effectively revamped stores, offering higher-quality products and customer-friendly financing options.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2013 to July 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio B	Beginning Account Value February 1, 2013	Ending Account Value July 31, 2013	Expenses Paid During Period* February 1, 2013 to July 31, 2013
Class A	1.22%
Actual		$ 1,000.00	$ 1,183.60	$ 6.61
HypotheticalA		$ 1,000.00	$ 1,018.74	$ 6.11
Class T	1.48%
Actual		$ 1,000.00	$ 1,181.70	$ 8.01
HypotheticalA		$ 1,000.00	$ 1,017.46	$ 7.40
Class B	1.97%
Actual		$ 1,000.00	$ 1,178.90	$ 10.64
HypotheticalA		$ 1,000.00	$ 1,015.03	$ 9.84
Class C	1.97%
Actual		$ 1,000.00	$ 1,179.20	$ 10.64
HypotheticalA		$ 1,000.00	$ 1,015.03	$ 9.84
Small Cap Growth	.88%
Actual		$ 1,000.00	$ 1,186.20	$ 4.77
HypotheticalA		$ 1,000.00	$ 1,020.43	$ 4.41
Class F	.67%
Actual		$ 1,000.00	$ 1,187.00	$ 3.63
HypotheticalA		$ 1,000.00	$ 1,021.47	$ 3.36
Institutional Class	.90%
Actual		$ 1,000.00	$ 1,185.80	$ 4.88
HypotheticalA		$ 1,000.00	$ 1,020.33	$ 4.51

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
NIC, Inc.	1.6	0.0
Grand Canyon Education, Inc.	1.5	0.9
Aspen Technology, Inc.	1.4	1.7
InvenSense, Inc.	1.3	1.0
KAR Auction Services, Inc.	1.3	0.0
CommVault Systems, Inc.	1.3	1.5
FEI Co.	1.3	0.9
Service Corp. International	1.3	0.0
HSN, Inc.	1.3	1.7
athenahealth, Inc.	1.2	0.0
	13.5
Top Five Market Sectors as of July 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	25.8	19.2
Health Care	20.9	18.8
Industrials	17.0	15.5
Consumer Discretionary	16.0	17.2
Financials	8.4	7.3
Asset Allocation (% of fund's net assets)
As of July 31, 2013*		As of January 31, 2013**
	Stocks 97.9%		Stocks 95.5%
	Short-Term Investments and Net Other Assets (Liabilities) 2.1%		Short-Term Investments and Net Other Assets (Liabilities) 4.5%
* Foreign investments	4.0%	** Foreign investments	6.6%

Annual Report

Investments July 31, 2013

Showing Percentage of Net Assets

Common Stocks - 97.9%
	Shares	Value
CONSUMER DISCRETIONARY - 16.0%
Auto Components - 0.5%
Tenneco, Inc. (a)	250,000	$ 12,082,500
Diversified Consumer Services - 2.8%
Grand Canyon Education, Inc. (a)	987,953	33,412,570
Service Corp. International	1,510,000	28,644,700
		62,057,270
Hotels, Restaurants & Leisure - 4.4%
AFC Enterprises, Inc. (a)	400,231	14,728,501
Bloomin' Brands, Inc.	500,000	11,800,000
Jack in the Box, Inc. (a)	550,000	22,049,500
Papa John's International, Inc. (a)	300,000	20,058,000
Sonic Corp. (a)	912,000	14,017,440
Texas Roadhouse, Inc. Class A	700,000	17,108,000
		99,761,441
Household Durables - 1.0%
Jarden Corp. (a)	375,000	17,051,250
Universal Electronics, Inc. (a)	199,089	6,137,914
		23,189,164
Internet & Catalog Retail - 1.3%
HSN, Inc.	475,000	28,528,500
Leisure Equipment & Products - 1.0%
Brunswick Corp.	570,000	21,517,500
Media - 0.9%
Cinemark Holdings, Inc.	700,000	20,384,000
Specialty Retail - 1.3%
Conn's, Inc. (a)	194,947	12,597,475
Tile Shop Holdings, Inc. (a)	601,100	17,089,273
		29,686,748
Textiles, Apparel & Luxury Goods - 2.8%
G-III Apparel Group Ltd. (a)	470,000	24,186,200
Steven Madden Ltd. (a)	451,400	23,210,988
Wolverine World Wide, Inc.	250,000	14,377,500
		61,774,688
TOTAL CONSUMER DISCRETIONARY		358,981,811
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - 2.4%
Food Products - 1.8%
J&J Snack Foods Corp.	200,000	$ 15,936,000
WhiteWave Foods Co. (d)	1,347,200	25,179,168
		41,115,168
Personal Products - 0.6%
Inter Parfums, Inc.	392,925	12,958,667
TOTAL CONSUMER STAPLES		54,073,835
ENERGY - 4.9%
Energy Equipment & Services - 2.7%
Atwood Oceanics, Inc. (a)	185,000	10,422,900
Dril-Quip, Inc. (a)	170,000	15,454,700
Essential Energy Services Ltd.	2,232,100	5,650,336
Western Energy Services Corp.	1,330,000	10,825,431
Xtreme Drilling & Coil Services Corp. (a)(e)	4,100,000	14,769,740
Zedi, Inc. (a)(e)	7,178,500	4,053,675
		61,176,782
Oil, Gas & Consumable Fuels - 2.2%
EPL Oil & Gas, Inc. (a)	300,000	9,648,000
Rosetta Resources, Inc. (a)	380,000	17,331,800
Tesoro Logistics LP	150,000	8,023,500
Whitecap Resources, Inc. (d)	1,100,000	11,823,581
Whitecap Resources, Inc. rights 8/30/13 (a)	100,000	1,077,792
		47,904,673
TOTAL ENERGY		109,081,455
FINANCIALS - 8.4%
Capital Markets - 0.6%
Virtus Investment Partners, Inc. (a)	73,084	13,630,166
Commercial Banks - 2.1%
BBCN Bancorp, Inc.	1,340,000	19,577,400
City National Corp.	320,000	22,249,600
Pacific Premier Bancorp, Inc. (a)	385,000	5,016,550
		46,843,550
Insurance - 3.7%
Amerisafe, Inc.	492,900	17,611,317
FBL Financial Group, Inc. Class A	148,825	6,582,530
Primerica, Inc.	480,000	19,699,200
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Insurance - continued
ProAssurance Corp.	430,000	$ 23,017,900
StanCorp Financial Group, Inc.	300,000	15,927,000
		82,837,947
Real Estate Investment Trusts - 1.3%
Cousins Properties, Inc.	1,500,000	15,375,000
Piedmont Office Realty Trust, Inc. Class A	800,000	14,472,000
		29,847,000
Real Estate Management & Development - 0.7%
Howard Hughes Corp. (a)	145,000	15,835,450
TOTAL FINANCIALS		188,994,113
HEALTH CARE - 20.9%
Biotechnology - 8.1%
Alkermes PLC (a)	175,500	5,893,290
ARIAD Pharmaceuticals, Inc. (a)	260,000	4,830,800
Array BioPharma, Inc. (a)	1,120,000	7,459,200
Astex Pharmaceuticals, Inc. (a)	1,250,000	6,537,500
BioMarin Pharmaceutical, Inc. (a)	120,000	7,758,000
Celldex Therapeutics, Inc. (a)	600,000	12,288,000
ChemoCentryx, Inc. (a)	250,000	3,495,000
Chimerix, Inc.	250,000	5,685,000
Cubist Pharmaceuticals, Inc. (a)	194,762	12,139,515
Hyperion Therapeutics, Inc.	200,000	5,010,000
Infinity Pharmaceuticals, Inc. (a)	228,236	4,834,038
Insmed, Inc. (a)(d)	666,400	7,403,704
Isis Pharmaceuticals, Inc. (a)	447,257	12,903,364
Medivation, Inc. (a)	160,000	9,259,200
Novavax, Inc. (a)	2,100,000	5,649,000
OncoGenex Pharmaceuticals, Inc. (a)	116,487	1,138,078
Stemline Therapeutics, Inc.	154,000	4,333,560
Sunesis Pharmaceuticals, Inc. (a)(d)	1,097,300	5,574,284
Synageva BioPharma Corp. (a)	170,000	8,177,000
Synergy Pharmaceuticals, Inc. (a)(d)	800,000	3,600,000
TESARO, Inc. (a)	148,800	5,077,056
Theravance, Inc. (a)(d)	469,000	18,084,640
Threshold Pharmaceuticals, Inc. (a)	1,072,634	5,813,676
Vanda Pharmaceuticals, Inc. (a)	500,000	5,830,000
XOMA Corp. (a)(d)	2,500,000	13,575,000
		182,348,905
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Equipment & Supplies - 4.7%
Align Technology, Inc. (a)	595,798	$ 25,643,146
ICU Medical, Inc. (a)	191,000	13,692,790
NxStage Medical, Inc. (a)	272,400	3,530,304
Sirona Dental Systems, Inc. (a)	125,000	8,825,000
Steris Corp.	581,000	26,156,620
Teleflex, Inc.	189,300	15,036,099
The Spectranetics Corp. (a)	650,000	11,713,000
		104,596,959
Health Care Providers & Services - 4.1%
BioScrip, Inc. (a)	1,100,000	17,875,000
Centene Corp. (a)	330,000	18,305,100
MEDNAX, Inc. (a)	122,900	11,972,918
Molina Healthcare, Inc. (a)(d)	600,000	22,272,000
MWI Veterinary Supply, Inc. (a)	143,400	20,387,178
		90,812,196
Health Care Technology - 2.2%
athenahealth, Inc. (a)(d)	250,000	27,987,500
Medidata Solutions, Inc. (a)	233,948	21,647,208
		49,634,708
Life Sciences Tools & Services - 0.8%
Bruker BioSciences Corp. (a)	1,010,000	18,099,200
Pharmaceuticals - 1.0%
Biodelivery Sciences International, Inc. (a)(d)	1,257,084	5,430,603
Pacira Pharmaceuticals, Inc. (a)	220,000	7,464,600
ViroPharma, Inc. (a)	270,000	9,266,400
		22,161,603
TOTAL HEALTH CARE		467,653,571
INDUSTRIALS - 17.0%
Aerospace & Defense - 2.8%
Esterline Technologies Corp. (a)	150,000	12,216,000
Teledyne Technologies, Inc. (a)	305,700	24,507,969
Triumph Group, Inc.	330,000	25,891,800
		62,615,769
Airlines - 0.7%
Spirit Airlines, Inc. (a)	500,000	16,525,000
Building Products - 0.9%
A.O. Smith Corp.	480,688	19,862,028
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Commercial Services & Supplies - 1.3%
KAR Auction Services, Inc.	1,140,000	$ 29,001,600
Construction & Engineering - 1.6%
AECOM Technology Corp. (a)	300,000	10,170,000
EMCOR Group, Inc.	350,000	14,448,000
Tutor Perini Corp. (a)	554,285	10,963,757
		35,581,757
Electrical Equipment - 2.1%
EnerSys	480,000	25,401,600
Generac Holdings, Inc.	409,200	17,738,820
Preformed Line Products Co.	60,306	4,399,323
		47,539,743
Machinery - 5.4%
Actuant Corp. Class A	473,100	16,705,161
Harsco Corp.	445,000	11,463,200
Manitowoc Co., Inc.	900,000	18,477,000
Oshkosh Truck Corp. (a)	250,000	11,205,000
Standex International Corp.	301,838	17,817,497
TriMas Corp. (a)	605,298	22,414,185
Wabtec Corp.	384,600	22,329,876
		120,411,919
Professional Services - 0.0%
Nihon M&A Center, Inc.	612	40,942
Trading Companies & Distributors - 2.2%
Applied Industrial Technologies, Inc.	316,818	16,525,227
Watsco, Inc.	229,000	21,377,150
WESCO International, Inc. (a)	150,000	11,367,000
		49,269,377
TOTAL INDUSTRIALS		380,848,135
INFORMATION TECHNOLOGY - 25.8%
Communications Equipment - 0.8%
Plantronics, Inc.	380,000	17,666,200
Computers & Peripherals - 1.9%
Cray, Inc. (a)	1,032,200	23,916,074
Electronics for Imaging, Inc. (a)	670,000	20,120,100
		44,036,174
Electronic Equipment & Components - 4.6%
FEI Co.	370,000	28,656,500
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Components - continued
FLIR Systems, Inc.	600,000	$ 19,482,000
InvenSense, Inc. (a)(d)	1,720,000	30,409,600
Neonode, Inc. (a)(d)	1,617,122	12,597,380
Parametric Sound Corp. (a)(d)(e)	666,810	11,382,447
		102,527,927
Internet Software & Services - 7.8%
Angie's List, Inc. (a)(d)	1,055,703	23,246,580
Blucora, Inc. (a)	621,143	12,422,860
Cornerstone OnDemand, Inc. (a)	530,000	23,341,200
Demandware, Inc. (a)(d)	353,439	15,699,760
E2open, Inc. (d)	1,176,594	23,390,689
Move, Inc. (a)	820,000	11,389,800
NIC, Inc.	1,893,704	34,882,028
SciQuest, Inc. (a)	294,372	7,259,214
Stamps.com, Inc. (a)	570,281	22,731,401
		174,363,532
IT Services - 2.7%
Euronet Worldwide, Inc. (a)	300,000	11,043,000
EVERTEC, Inc.	600,000	14,340,000
Genpact Ltd.	1,050,000	21,409,500
Sapient Corp. (a)	1,000,000	13,710,000
		60,502,500
Semiconductors & Semiconductor Equipment - 0.8%
PDF Solutions, Inc. (a)	886,056	18,181,869
Software - 7.2%
Aspen Technology, Inc. (a)	962,200	31,309,988
CommVault Systems, Inc. (a)	340,000	28,706,200
Destiny Media Technologies, Inc. (a)	1,620,269	3,596,997
Guidewire Software, Inc. (a)	434,816	19,027,548
Interactive Intelligence Group, Inc. (a)	200,000	11,360,000
Synopsys, Inc. (a)	540,000	20,001,600
Tyler Technologies, Inc. (a)	308,725	23,037,060
Ultimate Software Group, Inc. (a)	175,000	23,677,500
		160,716,893
TOTAL INFORMATION TECHNOLOGY		577,995,095
Common Stocks - continued
	Shares	Value
MATERIALS - 2.0%
Chemicals - 0.7%
Cytec Industries, Inc.	210,000	$ 16,359,000
Containers & Packaging - 0.7%
Graphic Packaging Holding Co. (a)	1,700,000	14,620,000
Paper & Forest Products - 0.6%
P.H. Glatfelter Co.	550,000	14,558,500
TOTAL MATERIALS		45,537,500
TELECOMMUNICATION SERVICES - 0.5%
Diversified Telecommunication Services - 0.5%
inContact, Inc. (a)	1,200,000	10,176,000
TOTAL COMMON STOCKS (Cost $1,768,172,071)		2,193,341,515
Money Market Funds - 8.8%

Fidelity Cash Central Fund, 0.11% (b)	75,334,289	75,334,289
Fidelity Securities Lending Cash Central Fund, 0.12% (b)(c)	121,749,605	121,749,605
TOTAL MONEY MARKET FUNDS (Cost $197,083,894)		197,083,894
TOTAL INVESTMENT PORTFOLIO - 106.7% (Cost $1,965,255,965)		2,390,425,409
NET OTHER ASSETS (LIABILITIES) - (6.7)%		(150,019,314)
NET ASSETS - 100%		$ 2,240,406,095
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 109,835
Fidelity Securities Lending Cash Central Fund	2,002,990
Total	$ 2,112,825
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Neonode, Inc.	$ 6,969,000	$ 5,854,520	$ 5,076,631	$ -	$ -
Parametric Sound Corp.	2,428,413	5,644,334	1,370,378	-	11,382,447
Telular Corp.	4,715,000	3,371,313	10,661,344	259,000	-
US Home Systems, Inc.	6,604,750	-	8,975,299	-	-
Xtreme Drilling & Coil Services Corp. (144A)	-	178,443	201,743	-	-
Xtreme Drilling & Coil Services Corp.	6,786,658	-	-	-	14,769,740
Zedi, Inc.	3,905,172	2,997,316	1,070,631	-	4,053,675
Total	$ 31,408,993	$ 18,045,926	$ 27,356,026	$ 259,000	$ 30,205,862
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2013

Assets
Investment in securities, at value (including securities loaned of $120,973,392) - See accompanying schedule: Unaffiliated issuers (cost $1,744,211,544)	$ 2,163,135,653
Fidelity Central Funds (cost $197,083,894)	197,083,894
Other affiliated issuers (cost $23,960,527)	30,205,862
Total Investments (cost $1,965,255,965)		$ 2,390,425,409
Receivable for investments sold		35,301,694
Receivable for fund shares sold		2,852,120
Dividends receivable		415,342
Distributions receivable from Fidelity Central Funds		231,543
Other receivables		35,774
Total assets		2,429,261,882

Liabilities
Payable for investments purchased	$ 62,714,735
Payable for fund shares redeemed	2,747,629
Accrued management fee	1,207,297
Distribution and service plan fees payable	58,359
Other affiliated payables	312,392
Other payables and accrued expenses	65,770
Collateral on securities loaned, at value	121,749,605
Total liabilities		188,855,787

Net Assets		$ 2,240,406,095
Net Assets consist of:
Paid in capital		$ 1,568,067,724
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		247,173,320
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		425,165,051
Net Assets		$ 2,240,406,095

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

July 31, 2013

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($74,977,899 ÷ 3,812,892 shares)	$ 19.66

Maximum offering price per share (100/94.25 of $19.66)	$ 20.86
Class T: Net Asset Value and redemption price per share ($34,686,382 ÷ 1,789,472 shares)	$ 19.38

Maximum offering price per share (100/96.50 of $19.38)	$ 20.08
Class B: Net Asset Value and offering price per share ($3,485,507 ÷ 186,863 shares)A	$ 18.65

Class C: Net Asset Value and offering price per share ($32,755,709 ÷ 1,759,550 shares)A	$ 18.62

Small Cap Growth: Net Asset Value, offering price and redemption price per share ($1,315,659,224 ÷ 65,562,467 shares)	$ 20.07

Class F: Net Asset Value, offering price and redemption price per share ($727,683,474 ÷ 35,934,773 shares)	$ 20.25

Institutional Class: Net Asset Value, offering price and redemption price per share ($51,157,900 ÷ 2,545,203 shares)	$ 20.10

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended July 31, 2013

Investment Income
Dividends (including $259,000 earned from other affiliated issuers)		$ 17,072,216
Interest		880
Income from Fidelity Central Funds (including $2,002,990 from security lending)		2,112,825
Total income		19,185,921

Expenses
Management fee Basic fee	$ 14,065,171
Performance adjustment	(1,254,701)
Transfer agent fees	3,015,628
Distribution and service plan fees	609,395
Accounting and security lending fees	622,239
Custodian fees and expenses	73,226
Independent trustees' compensation	12,359
Registration fees	95,429
Audit	58,673
Legal	6,422
Interest	674
Miscellaneous	18,337
Total expenses before reductions	17,322,852
Expense reductions	(322,128)	17,000,724
Net investment income (loss)		2,185,197
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	326,344,850
Other affiliated issuers	925,631
Foreign currency transactions	20,901
Total net realized gain (loss)		327,291,382
Change in net unrealized appreciation (depreciation) on: Investment securities	244,672,948
Assets and liabilities in foreign currencies	6,602
Total change in net unrealized appreciation (depreciation)		244,679,550
Net gain (loss)		571,970,932
Net increase (decrease) in net assets resulting from operations		$ 574,156,129

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended July 31, 2013	Year ended July 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,185,197	$ (2,581,285)
Net realized gain (loss)	327,291,382	84,159,524
Change in net unrealized appreciation (depreciation)	244,679,550	(104,802,589)
Net increase (decrease) in net assets resulting from operations	574,156,129	(23,224,350)
Distributions to shareholders from net realized gain	(122,560,447)	(34,799,429)
Share transactions - net increase (decrease)	(58,479,174)	61,802,637
Redemption fees	117,383	255,125
Total increase (decrease) in net assets	393,233,891	4,033,983

Net Assets
Beginning of period	1,847,172,204	1,843,138,221
End of period (including accumulated net investment loss of $0 and accumulated net investment loss of $1,442,758, respectively)	$ 2,240,406,095	$ 1,847,172,204

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 15.87	$ 16.42	$ 12.66	$ 10.79	$ 13.20
Income from Investment Operations
Net investment income (loss) C	(.04)	(.07) F	(.07) G	(.07) H	(.06)
Net realized and unrealized gain (loss)	4.87	(.16)	3.84	1.94	(2.35)
Total from investment operations	4.83	(.23)	3.77	1.87	(2.41)
Distributions from net realized gain	(1.04)	(.32)	(.01) I	-	-
Redemption fees added to paid in capital C, K	-	-	-	-	-
Net asset value, end of period	$ 19.66	$ 15.87	$ 16.42	$ 12.66	$ 10.79
Total Return A, B	32.20%	(1.14)%	29.78%	17.33%	(18.26)%
Ratios to Average Net Assets D, J
Expenses before reductions	1.24%	1.35%	1.25%	1.35%	1.33%
Expenses net of fee waivers, if any	1.24%	1.35%	1.25%	1.35%	1.33%
Expenses net of all reductions	1.22%	1.34%	1.23%	1.34%	1.33%
Net investment income (loss)	(.26)%	(.49)% F	(.47)% G	(.56)% H	(.64)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 74,978	$ 59,684	$ 67,272	$ 50,620	$ 40,211
Portfolio turnover rate E	142%	150%	106%	105%	150%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.57)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.61)%.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.67)%.

I The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended July 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 15.68	$ 16.27	$ 12.57	$ 10.74	$ 13.17
Income from Investment Operations
Net investment income (loss) C	(.09)	(.11) F	(.11) G	(.10) H	(.09)
Net realized and unrealized gain (loss)	4.82	(.16)	3.81	1.93	(2.34)
Total from investment operations	4.73	(.27)	3.70	1.83	(2.43)
Distributions from net realized gain	(1.03)	(.32)	-	-	-
Redemption fees added to paid in capital C, J	-	-	-	-	-
Net asset value, end of period	$ 19.38	$ 15.68	$ 16.27	$ 12.57	$ 10.74
Total Return A, B	31.87%	(1.41)%	29.44%	17.04%	(18.45)%
Ratios to Average Net Assets D, I
Expenses before reductions	1.49%	1.61%	1.50%	1.61%	1.60%
Expenses net of fee waivers, if any	1.49%	1.61%	1.50%	1.61%	1.60%
Expenses net of all reductions	1.48%	1.60%	1.49%	1.60%	1.59%
Net investment income (loss)	(.52)%	(.74)% F	(.73)% G	(.82)% H	(.91)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 34,686	$ 27,658	$ 30,764	$ 23,930	$ 21,533
Portfolio turnover rate E	142%	150%	106%	105%	150%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.83)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.86)%.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.93)%.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 15.19	$ 15.86	$ 12.30	$ 10.57	$ 13.03
Income from Investment Operations
Net investment income (loss) C	(.16)	(.18) F	(.18) G	(.16) H	(.13)
Net realized and unrealized gain (loss)	4.64	(.17)	3.74	1.89	(2.33)
Total from investment operations	4.48	(.35)	3.56	1.73	(2.46)
Distributions from net realized gain	(1.02)	(.32)	-	-	-
Redemption fees added to paid in capital C, J	-	-	-	-	-
Net asset value, end of period	$ 18.65	$ 15.19	$ 15.86	$ 12.30	$ 10.57
Total Return A, B	31.25%	(1.96)%	28.94%	16.37%	(18.88)%
Ratios to Average Net Assets D, I
Expenses before reductions	1.99%	2.10%	2.00%	2.11%	2.08%
Expenses net of fee waivers, if any	1.99%	2.10%	2.00%	2.11%	2.08%
Expenses net of all reductions	1.97%	2.09%	1.98%	2.09%	2.08%
Net investment income (loss)	(1.01)%	(1.23)% F	(1.22)% G	(1.32)% H	(1.39)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,486	$ 4,123	$ 5,295	$ 5,142	$ 4,171
Portfolio turnover rate E	142%	150%	106%	105%	150%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.32)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.36)%.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.42)%.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 15.16	$ 15.83	$ 12.28	$ 10.55	$ 13.00
Income from Investment Operations
Net investment income (loss) C	(.16)	(.18) F	(.18) G	(.16) H	(.13)
Net realized and unrealized gain (loss)	4.64	(.17)	3.73	1.89	(2.32)
Total from investment operations	4.48	(.35)	3.55	1.73	(2.45)
Distributions from net realized gain	(1.02)	(.32)	-	-	-
Redemption fees added to paid in capital C, J	-	-	-	-	-
Net asset value, end of period	$ 18.62	$ 15.16	$ 15.83	$ 12.28	$ 10.55
Total Return A, B	31.32%	(1.96)%	28.91%	16.40%	(18.85)%
Ratios to Average Net Assets D, I
Expenses before reductions	1.99%	2.10%	2.00%	2.11%	2.08%
Expenses net of fee waivers, if any	1.99%	2.10%	2.00%	2.11%	2.08%
Expenses net of all reductions	1.97%	2.09%	1.98%	2.09%	2.07%
Net investment income (loss)	(1.01)%	(1.24)% F	(1.22)% G	(1.32)% H	(1.39)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 32,756	$ 24,683	$ 24,914	$ 18,091	$ 14,267
Portfolio turnover rate E	142%	150%	106%	105%	150%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.32)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.36)%.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.42)%.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Small Cap Growth

Years ended July 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 16.14	$ 16.65	$ 12.81	$ 10.89	$ 13.29
Income from Investment Operations
Net investment income (loss) B	.01	(.03) E	(.03) F	(.04) G	(.04)
Net realized and unrealized gain (loss)	4.98	(.16)	3.90	1.96	(2.36)
Total from investment operations	4.99	(.19)	3.87	1.92	(2.40)
Distributions from net realized gain	(1.06)	(.32)	(.03) H	-	-
Redemption fees added to paid in capital B, J	-	-	-	-	-
Net asset value, end of period	$ 20.07	$ 16.14	$ 16.65	$ 12.81	$ 10.89
Total Return A	32.74%	(.88)%	30.20%	17.63%	(18.06)%
Ratios to Average Net Assets C, I
Expenses before reductions	.90%	1.03%	.95%	1.08%	1.08%
Expenses net of fee waivers, if any	.90%	1.03%	.95%	1.08%	1.08%
Expenses net of all reductions	.88%	1.02%	.93%	1.07%	1.08%
Net investment income (loss)	.08%	(.16)% E	(.17)% F	(.29)% G	(.39)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,315,659	$ 1,166,101	$ 1,382,688	$ 1,204,818	$ 1,085,184
Portfolio turnover rate D	142%	150%	106%	105%	150%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.25)%.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.31)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.39)%.

H The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended July 31,	2013	2012	2011	2010	2009 K
Selected Per-Share Data
Net asset value, beginning of period	$ 16.26	$ 16.73	$ 12.85	$ 10.90	$ 10.03
Income from Investment Operations
Net investment income (loss) D	.05	.01 H	.01 I	- J, N	(.01)
Net realized and unrealized gain (loss)	5.02	(.16)	3.91	1.95	.88
Total from investment operations	5.07	(.15)	3.92	1.95	.87
Distributions from net realized gain	(1.08)	(.32)	(.04) L	-	-
Redemption fees added to paid in capital D, N	-	-	-	-	-
Net asset value, end of period	$ 20.25	$ 16.26	$ 16.73	$ 12.85	$ 10.90
Total Return B, C	33.00%	(.64)%	30.56%	17.89%	8.67%
Ratios to Average Net Assets E, M
Expenses before reductions	.69%	.80%	.70%	.78%	.74% A
Expenses net of fee waivers, if any	.69%	.80%	.70%	.78%	.74% A
Expenses net of all reductions	.67%	.79%	.68%	.77%	.73% A
Net investment income (loss)	.29%	.07% H	.08% I	-% G, J	(.54)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 727,683	$ 528,229	$ 290,765	$ 106,941	$ 159
Portfolio turnover rate F	142%	150%	106%	105%	150%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Amount represents less than .01%.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.02)%.

I Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.06)%.

J Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.10)%.

K For the period June 26, 2009 (commencement of sale of shares) to July 31, 2009.

L The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

M Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

N Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 16.17	$ 16.68	$ 12.83	$ 10.91	$ 13.30
Income from Investment Operations
Net investment income (loss) B	.01	(.03) E	(.03) F	(.03) G	(.03)
Net realized and unrealized gain (loss)	4.98	(.16)	3.91	1.95	(2.36)
Total from investment operations	4.99	(.19)	3.88	1.92	(2.39)
Distributions from net realized gain	(1.06)	(.32)	(.03) H	-	-
Redemption fees added to paid in capital B, J	-	-	-	-	-
Net asset value, end of period	$ 20.10	$ 16.17	$ 16.68	$ 12.83	$ 10.91
Total Return A	32.65%	(.88)%	30.24%	17.60%	(17.97)%
Ratios to Average Net Assets C, I
Expenses before reductions	.92%	1.06%	.94%	1.03%	1.05%
Expenses net of fee waivers, if any	.92%	1.06%	.94%	1.03%	1.05%
Expenses net of all reductions	.91%	1.05%	.93%	1.02%	1.04%
Net investment income (loss)	.06%	(.19)% E	(.17)% F	(.24)% G	(.36)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 51,158	$ 36,694	$ 41,440	$ 25,650	$ 19,204
Portfolio turnover rate D	142%	150%	106%	105%	150%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.28)%.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.30)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.34)%.

H The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2013

1. Organization.

Fidelity Small Cap Growth Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Small Cap Growth, Class F and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class F shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as investment manager. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by FMR and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Class Allocations and Expenses - continued

assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of July 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships and losses deferred due to wash sales and excise tax regulations.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 440,572,794
Gross unrealized depreciation	(17,106,671)
Net unrealized appreciation (depreciation) on securities and other investments	$ 423,466,123

Tax Cost	$ 1,966,959,286

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 106,393,413
Undistributed long-term capital gain	$ 142,483,227
Net unrealized appreciation (depreciation)	$ 423,461,730

The tax character of distributions paid was as follows:

	July 31, 2013	July 31, 2012
Ordinary Income	$ 5,191,398	$ -
Long-term Capital Gains	117,369,049	34,799,429
Total	$ 122,560,447	$ 34,799,429

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,731,095,699 and $2,897,640,503, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Small Cap Growth as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .64% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 158,162	$ 3,570
Class T	.25%	.25%	145,172	1,664
Class B	.75%	.25%	37,548	28,458
Class C	.75%	.25%	268,513	44,877
			$ 609,395	$ 78,569

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 26,925
Class T	7,772
Class B*	4,960
Class C*	2,503
$ 42,160

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class F. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Average Net Assets
Class A	$ 189,665.30
Class T	89,260.31
Class B	11,279.30
Class C	80,491.30
Small Cap Growth	2,548,777.21
Institutional Class	96,156.23
	$ 3,015,628

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $81,093 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 10,856,167.37%		$ 674

Annual Report

Notes to Financial Statements - continued

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4,620 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $2,735,765. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds, and includes $310,189 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom FMR places trades on behalf of the Fund include an amount in addition to trade execution, which is rebated back to the Fund to offset certain expenses. This amount totaled $317,619 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $50.

Annual Report

8. Expense Reductions - continued

In addition, FMR reimbursed a portion of the Fund's operating expenses during the period in the amount of $4,459.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2013	2012
From net realized gain
Class A	$ 3,855,020	$ 1,262,924
Class T	1,778,904	573,407
Class B	260,524	101,910
Class C	1,656,727	481,854
Small Cap Growth	74,940,038	25,434,274
Class F	37,680,389	6,152,820
Institutional Class	2,388,845	792,240
Total	$ 122,560,447	$ 34,799,429

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2013	2012	2013	2012
Class A
Shares sold	969,311	986,718	$ 16,711,827	$ 14,926,996
Reinvestment of distributions	231,282	85,896	3,646,231	1,194,285
Shares redeemed	(1,149,326)	(1,407,222)	(19,219,034)	(21,375,353)
Net increase (decrease)	51,267	(334,608)	$ 1,139,024	$ (5,254,072)
Class T
Shares sold	457,321	358,193	$ 7,743,595	$ 5,456,756
Reinvestment of distributions	106,640	38,774	1,660,117	533,890
Shares redeemed	(538,707)	(523,310)	(8,802,237)	(7,812,853)
Net increase (decrease)	25,254	(126,343)	$ 601,475	$ (1,822,207)
Class B
Shares sold	6,696	11,810	$ 106,485	$ 172,624
Reinvestment of distributions	16,337	7,173	246,159	96,091
Shares redeemed	(107,598)	(81,516)	(1,730,845)	(1,196,288)
Net increase (decrease)	(84,565)	(62,533)	$ (1,378,201)	$ (927,573)

Annual Report

Notes to Financial Statements - continued

10. Share Transactions - continued

	Shares		Dollars
Years ended July 31,	2013	2012	2013	2012
Class C
Shares sold	456,788	405,451	$ 7,531,447	$ 5,976,693
Reinvestment of distributions	103,215	33,110	1,550,542	443,092
Shares redeemed	(428,305)	(384,855)	(6,821,754)	(5,527,477)
Net increase (decrease)	131,698	53,706	$ 2,260,235	$ 892,308
Small Cap Growth
Shares sold	10,379,088	14,552,522	$ 182,249,151	$ 226,496,807
Reinvestment of distributions	4,595,875	1,774,167	73,721,316	25,022,882
Shares redeemed	(21,652,202)	(27,135,724)	(371,997,767)	(414,348,619)
Net increase (decrease)	(6,677,239)	(10,809,035)	$ (116,027,300)	$ (162,828,930)
Class F
Shares sold	7,670,010	16,430,240	$ 131,231,307	$ 255,874,632
Reinvestment of distributions	2,336,095	432,802	37,680,389	6,152,820
Shares redeemed	(6,554,937)	(1,757,546)	(118,928,973)	(26,811,905)
Net increase (decrease)	3,451,168	15,105,496	$ 49,982,723	$ 235,215,547
Institutional Class
Shares sold	727,207	819,623	$ 12,757,998	$ 12,520,738
Reinvestment of distributions	128,780	44,186	2,069,290	624,723
Shares redeemed	(580,321)	(1,078,752)	(9,884,418)	(16,617,897)
Net increase (decrease)	275,666	(214,943)	$ 4,942,870	$ (3,472,436)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the Fidelity Freedom Funds and the Fidelity Freedom K Funds were the owners of record, in the aggregate, of approximately 59% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Small Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Small Cap Growth Fund (a fund of Fidelity Securities Fund) at July 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Small Cap Growth Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 16, 2013

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 166 Fidelity funds. Mr. Curvey oversees 387 Fidelity funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos oversee 230 Fidelity funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person of the trust and the fund (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

Trustees and Officers - continued

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)

Year of Election or Appointment: 2011

Mr. O'Hanley serves as a Trustee and Chairman of the Board of Trustees of other Fidelity funds (2013-present), and is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present) and serves as a Trustee of other Fidelity funds (2013-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present) and serves as a Trustee of other Fidelity funds (2013-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2008-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as Vice President of other Fidelity funds (2009-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (1964)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (1968)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Assistant Secretary of other Fidelity funds (2009-present), Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (1958)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (1968)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon also serves as Chief Compliance Officer of other Fidelity funds (2012-present). Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present), Deputy Treasurer (2008-present), and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (1971)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Deputy Treasurer of other Fidelity funds (2012-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as Assistant Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2012-2013), an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer of Fidelity's Equity and High Income Funds. Ms. Smith also serves as Deputy Treasurer of other Fidelity funds (2013-present) and is an employee of Fidelity Investments (2009-present). Previously, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as President and Treasurer (2013-present) and Assistant Treasurer (2010-present) of other Fidelity funds, Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2013-present), and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Deputy Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2008-2013), Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Gary W. Ryan (1958)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Small Cap Growth Fund voted to pay to shareholders of record at the opening of business, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Class F	09/16/13	09/13/13	$2.259

Class F designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class F designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2013, $193,398,519, or, if subsequently determined to be different, the net capital gain of such year.

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Small Cap Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is a part of the Fidelity family of funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in November 2011.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved.  In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following:  general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box) and 75th percentile (bottom of box) of the peer universe.

Annual Report

Fidelity Small Cap Growth Fund

The Board has discussed with FMR the fund's underperformance (based on the December 31, 2012 data presented herein) and has engaged with FMR to consider what steps might be taken to remediate the fund's underperformance. The Board noted that the fund's performance has improved for more recent periods.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 14% means that 86% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Small Cap Growth Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking.

Annual Report

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Institutional Class, the retail class, and Class F ranked below its competitive median for 2012 and the total expense ratio of Class T ranked above its competitive median for 2012. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its July 2013 meeting, the Board voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate" effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.
New York, NY

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

SCP-F-ANN-0913
1.891906.104

Fidelity®

Small Cap Value

Fund

Annual Report

July 31, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

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Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2013	Past 1 year	Past 5 years	Life of fundA
Fidelity® Small Cap Value Fund	39.45%	14.49%	11.77%

A From November 3, 2004.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Small Cap Value Fund, a class of the fund, on November 3, 2004, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: The bull run in U.S. stocks comfortably settled into a fifth year, as major equity benchmarks ripped through records during the 12 months ending July 31, 2013. Gains were fueled by a generally improving global economy and accommodative monetary policies worldwide. The tone was positive for most of the year, based largely on stronger U.S. economic data, including employment, housing and consumer sentiment. Setting a series of new highs along the way, the broad-based S&P 500® Index rose an impressive 25.00% for the 12 months, while the blue-chip-laden Dow Jones Industrial AverageSM also moved into record territory en route to a 22.36% gain. The growth-oriented Nasdaq Composite Index® had a similarly strong run, advancing 25.15%. During the year, markets were resilient amid intermittent volatility over debt woes in Europe, the 2012 U.S. presidential election and year-end Congressional gridlock over the federal budget. In mid-to-late June, concern arose about the U.S. Federal Reserve possibly tapering its sustaining bond-buying strategy - which prompted a brief, but steep, market sell-off. However, investors' continued quest for yield and the Fed's pledge to keep buying bonds until the economy showed significant improvement overpowered the uncertainty and helped equities climb notably higher in July to close the period on a strong note.

Comments from Charles Myers, who became Lead Portfolio Manager of Fidelity® Small Cap Value Fund on January 1, 2013: For the year, the fund's Retail Class shares gained 39.45%, versus 34.15% for the Russell 2000® Value Index. The biggest contribution, by far, came from the financials sector. Stock picking in consumer staples also added significant value, while industrials hurt. Our strategy emphasizes individual stock picking while striving to minimize the performance impact of other factors, including sector over- and underweightings. The fund's top individual contributor was apparel manufacturer Hanesbrands, whose business fundamentals continued to improve. Also helping was Japanese broker Monex Group - benefiting in part from investors' renewed interest in Japan - and CapitalSource, a small-business lender that, in late July, agreed to be acquired at a premium price. None of these contributors was in the benchmark, and Monex was sold from the fund in May. In contrast, the biggest detractor was market maker Knight Capital Group, whose shares plummeted last August after a software glitch cost the firm hundreds of millions of dollars. We sold the fund's stake soon after. GrafTech International, a maker of high-end graphite electrodes, also hurt results.

Note to shareholders: Derek Janssen became Co-Portfolio Manager of the fund on January 1, 2013.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2013 to July 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio B	Beginning Account Value February 1, 2013	Ending Account Value July 31, 2013	Expenses Paid During Period* February 1, 2013 to July 31, 2013
Class A	1.37%
Actual		$ 1,000.00	$ 1,155.80	$ 7.32
Hypothetical A		$ 1,000.00	$ 1,018.00	$ 6.85
Class T	1.61%
Actual		$ 1,000.00	$ 1,154.10	$ 8.60
Hypothetical A		$ 1,000.00	$ 1,016.81	$ 8.05
Class B	2.17%
Actual		$ 1,000.00	$ 1,151.70	$ 11.58
Hypothetical A		$ 1,000.00	$ 1,014.03	$ 10.84
Class C	2.13%
Actual		$ 1,000.00	$ 1,151.70	$ 11.36
Hypothetical A		$ 1,000.00	$ 1,014.23	$ 10.64
Small Cap Value	1.08%
Actual		$ 1,000.00	$ 1,157.40	$ 5.78
Hypothetical A		$ 1,000.00	$ 1,019.44	$ 5.41
Class F	.86%
Actual		$ 1,000.00	$ 1,158.90	$ 4.60
Hypothetical A		$ 1,000.00	$ 1,020.53	$ 4.31
Institutional Class	1.08%
Actual		$ 1,000.00	$ 1,157.30	$ 5.78
Hypothetical A		$ 1,000.00	$ 1,019.44	$ 5.41

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Federated Investors, Inc. Class B (non-vtg.)	3.2	0.6
Hanesbrands, Inc.	3.2	2.5
TCF Financial Corp.	2.8	2.9
Superior Energy Services, Inc.	2.6	3.1
Tech Data Corp.	2.3	2.2
CapitalSource, Inc.	2.3	2.0
HNI Corp.	2.3	2.5
j2 Global, Inc.	2.2	1.3
DCT Industrial Trust, Inc.	2.1	2.5
Berry Petroleum Co. Class A	2.1	2.7
	25.1
Top Five Market Sectors as of July 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	37.7	36.2
Industrials	14.7	14.6
Consumer Discretionary	13.8	13.1
Information Technology	13.6	11.7
Health Care	5.2	6.0
Asset Allocation (% of fund's net assets)
As of July 31, 2013*		As of January 31, 2013**
	Stocks 99.8%		Stocks 98.8%
	Short-Term Investments and Net Other Assets (Liabilities) 0.2%		Short-Term Investments and Net Other Assets (Liabilities) 1.2%
* Foreign investments	6.6%	** Foreign investments	8.9%

Annual Report

Investments July 31, 2013

Showing Percentage of Net Assets

Common Stocks - 99.8%
	Shares	Value
CONSUMER DISCRETIONARY - 13.8%
Diversified Consumer Services - 1.3%
Regis Corp. (e)	3,316,000	$ 57,598,920
Household Durables - 1.7%
Tempur-Pedic International, Inc. (a)	1,800,000	71,370,000
Media - 1.4%
Valassis Communications, Inc. (d)(e)	2,103,041	60,210,064
Multiline Retail - 1.1%
Big Lots, Inc. (a)	1,250,000	45,162,500
Specialty Retail - 5.0%
Asbury Automotive Group, Inc. (a)	1,070,000	52,258,800
Genesco, Inc. (a)	856,128	60,254,289
Rent-A-Center, Inc.	2,021,167	80,826,468
Tsutsumi Jewelry Co. Ltd.	795,800	18,368,991
		211,708,548
Textiles, Apparel & Luxury Goods - 3.3%
Hanesbrands, Inc.	2,100,000	133,266,000
Vera Bradley, Inc. (a)(d)	231,000	5,599,440
		138,865,440
TOTAL CONSUMER DISCRETIONARY		584,915,472
CONSUMER STAPLES - 1.6%
Food Products - 1.6%
Chiquita Brands International, Inc. (a)	1,783,600	21,545,888
Post Holdings, Inc. (a)	984,700	45,680,233
		67,226,121
Household Products - 0.0%
Spectrum Brands Holdings, Inc.	25,100	1,416,142
TOTAL CONSUMER STAPLES		68,642,263
ENERGY - 4.8%
Energy Equipment & Services - 2.7%
ShawCor Ltd.	100,900	4,533,672
Superior Energy Services, Inc. (a)	4,211,000	107,885,820
		112,419,492
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - 2.1%
Berry Petroleum Co. Class A	2,156,970	$ 87,465,134
World Fuel Services Corp.	56,000	2,169,440
		89,634,574
TOTAL ENERGY		202,054,066
FINANCIALS - 37.7%
Capital Markets - 4.7%
Federated Investors, Inc. Class B (non-vtg.) (d)	4,644,763	134,837,471
Waddell & Reed Financial, Inc. Class A	1,300,000	66,378,000
		201,215,471
Commercial Banks - 12.8%
Associated Banc-Corp.	4,500,000	76,230,000
CapitalSource, Inc.	8,128,000	98,348,800
City National Corp.	1,200,000	83,436,000
CVB Financial Corp.	450,000	5,890,500
First Citizen Bancshares, Inc.	222,700	46,655,650
National Penn Bancshares, Inc.	4,400,000	47,476,000
PacWest Bancorp	1,900,000	67,298,000
TCF Financial Corp.	7,700,000	117,348,000
		542,682,950
Consumer Finance - 2.5%
Cash America International, Inc. (d)	816,900	34,309,800
EZCORP, Inc. (non-vtg.) Class A (a)	1,779,788	32,178,567
World Acceptance Corp. (a)(d)	475,000	39,558,000
		106,046,367
Insurance - 8.4%
Aspen Insurance Holdings Ltd.	2,300,000	86,227,000
Endurance Specialty Holdings Ltd.	1,486,000	78,208,180
Platinum Underwriters Holdings Ltd. (e)	1,466,099	85,165,691
ProAssurance Corp.	1,100,000	58,883,000
StanCorp Financial Group, Inc.	850,000	45,126,500
		353,610,371
Real Estate Investment Trusts - 5.9%
DCT Industrial Trust, Inc.	11,980,586	89,974,201
Franklin Street Properties Corp.	4,800,000	63,888,000
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Investment Trusts - continued
Highwoods Properties, Inc. (SBI)	1,720,330	$ 62,413,572
National Retail Properties, Inc.	900,000	31,491,000
		247,766,773
Thrifts & Mortgage Finance - 3.4%
Astoria Financial Corp. (e)	5,199,999	63,439,988
Washington Federal, Inc.	3,652,100	79,433,175
		142,873,163
TOTAL FINANCIALS		1,594,195,095
HEALTH CARE - 5.2%
Health Care Equipment & Supplies - 1.9%
Hill-Rom Holdings, Inc.	1,060,000	39,294,200
Integra LifeSciences Holdings Corp. (a)	1,050,000	41,359,500
		80,653,700
Health Care Providers & Services - 3.3%
AmSurg Corp. (a)	1,220,000	47,714,200
Chemed Corp.	490,700	34,638,513
MEDNAX, Inc. (a)	600,000	58,452,000
		140,804,713
TOTAL HEALTH CARE		221,458,413
INDUSTRIALS - 14.7%
Commercial Services & Supplies - 8.4%
ACCO Brands Corp. (a)(e)	10,630,885	70,270,150
HNI Corp. (e)	2,552,800	97,287,208
Knoll, Inc.	1,940,000	32,048,800
Quad/Graphics, Inc. (d)(e)	2,675,000	75,007,000
United Stationers, Inc.	1,980,800	81,985,312
		356,598,470
Electrical Equipment - 2.7%
EnerSys	1,065,000	56,359,800
GrafTech International Ltd. (a)(e)	7,709,000	57,971,680
		114,331,480
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Machinery - 1.5%
Blount International, Inc. (a)(e)	2,975,000	$ 39,210,500
Columbus McKinnon Corp. (NY Shares) (a)(e)	1,050,000	23,226,000
		62,436,500
Trading Companies & Distributors - 2.1%
WESCO International, Inc. (a)(d)	1,138,633	86,285,609
TOTAL INDUSTRIALS		619,652,059
INFORMATION TECHNOLOGY - 13.6%
Communications Equipment - 1.0%
Polycom, Inc. (a)	3,805,145	36,377,186
ViaSat, Inc. (a)	95,000	6,345,050
		42,722,236
Electronic Equipment & Components - 5.3%
Ingram Micro, Inc. Class A (a)	3,435,000	78,421,050
Ryoyo Electro Corp.	1,110,600	8,961,025
SYNNEX Corp. (a)	790,000	39,120,800
Tech Data Corp. (a)(e)	1,923,707	98,763,117
		225,265,992
Internet Software & Services - 2.2%
j2 Global, Inc. (d)	2,000,000	91,540,000
IT Services - 2.0%
CACI International, Inc. Class A (a)(d)(e)	1,265,534	84,031,458
Software - 3.1%
Monotype Imaging Holdings, Inc. (e)	2,499,731	61,318,401
SS&C Technologies Holdings, Inc. (a)	2,000,000	71,560,000
		132,878,401
TOTAL INFORMATION TECHNOLOGY		576,438,087
MATERIALS - 4.5%
Chemicals - 1.9%
PolyOne Corp.	2,800,000	80,948,000
Metals & Mining - 2.6%
Carpenter Technology Corp.	438,880	22,944,646
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Metals & Mining - continued
Haynes International, Inc.	582,903	$ 28,037,634
RTI International Metals, Inc. (a)(e)	1,880,000	57,622,000
		108,604,280
TOTAL MATERIALS		189,552,280
UTILITIES - 3.9%
Electric Utilities - 2.9%
UIL Holdings Corp.	1,550,000	63,302,000
UNS Energy Corp.	1,150,000	58,477,500
		121,779,500
Gas Utilities - 1.0%
Southwest Gas Corp.	836,756	41,536,568
TOTAL UTILITIES		163,316,068
TOTAL COMMON STOCKS (Cost $3,044,578,546)		4,220,223,803
Money Market Funds - 2.0%

Fidelity Cash Central Fund, 0.11% (b)	28,466,432	28,466,432
Fidelity Securities Lending Cash Central Fund, 0.12% (b)(c)	57,800,650	57,800,650
TOTAL MONEY MARKET FUNDS (Cost $86,267,082)		86,267,082
TOTAL INVESTMENT PORTFOLIO - 101.8% (Cost $3,130,845,628)		4,306,490,885
NET OTHER ASSETS (LIABILITIES) - (1.8)%		(76,083,401)
NET ASSETS - 100%		$ 4,230,407,484
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 25,999
Fidelity Securities Lending Cash Central Fund	546,053
Total	$ 572,052
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
ACCO Brands Corp.	$ 18,634,000	$ 60,186,015	$ -	$ -	$ 70,270,150
Astoria Financial Corp.	51,038,992	-	2,635,044	864,648	63,439,988
Blount International, Inc.	37,039,161	4,861,737	-	-	39,210,500
CACI International, Inc. Class A	-	70,903,692	-	-	84,031,458
Chiquita Brands International, Inc.	17,482,500	-	18,750,066	-	-
Columbus McKinnon Corp. (NY Shares)	15,414,197	33,512	-	-	23,226,000
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Forestar Group, Inc.	$ 22,724,438	$ -	$ 37,180,120	$ -	$ -
Franklin Street Properties Corp.	32,769,200	18,353,991	-	1,420,207	-
GrafTech International Ltd.	62,334,250	15,596,640	-	-	57,971,680
HNI Corp.	71,739,000	-	5,753,822	2,592,000	97,287,208
j2 Global, Inc.	38,011,100	45,217,336	27,957,107	1,829,466	-
Miraial Co. Ltd.	10,410,478	-	12,126,954	294,642	-
Monotype Imaging Holdings, Inc.	38,936,219	295,917	4,511,476	533,522	61,318,401
PacWest Bancorp	42,557,616	917,960	-	1,759,368	-
Platinum Underwriters Holdings Ltd.	64,411,165	-	12,819,753	528,121	85,165,691
Quad/Graphics, Inc.	28,908,484	12,835,355	-	8,161,250	75,007,000
Regis Corp.	52,452,000	4,787,419	1,424,813	798,000	57,598,920
RTI International Metals, Inc.	42,206,000	-	-	-	57,622,000
Ryoyo Electro Corp.	20,552,790	-	7,311,306	462,475	-
Tech Data Corp.	50,100,000	44,833,638	-	-	98,763,117
Valassis Communications, Inc.	35,733,655	13,478,788	-	1,955,518	60,210,064
Western Liberty Bancorp	2,879,407	-	3,071,972	-	-
Total	$ 756,334,652	$ 292,302,000	$ 133,542,433	$ 21,199,217	$ 931,122,177
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2013

Assets
Investment in securities, at value (including securities loaned of $56,776,323) - See accompanying schedule: Unaffiliated issuers (cost $2,332,604,982)	$ 3,289,101,626
Fidelity Central Funds (cost $86,267,082)	86,267,082
Other affiliated issuers (cost $711,973,564)	931,122,177
Total Investments (cost $3,130,845,628)		$ 4,306,490,885
Receivable for investments sold		4,040,206
Receivable for fund shares sold		4,754,743
Dividends receivable		2,311,882
Distributions receivable from Fidelity Central Funds		43,534
Other receivables		26,704
Total assets		4,317,667,954

Liabilities
Payable for investments purchased	$ 4,404,382
Payable for fund shares redeemed	21,283,940
Accrued management fee	2,842,312
Distribution and service plan fees payable	168,389
Other affiliated payables	692,724
Other payables and accrued expenses	68,073
Collateral on securities loaned, at value	57,800,650
Total liabilities		87,260,470

Net Assets		$ 4,230,407,484
Net Assets consist of:
Paid in capital		$ 2,788,449,989
Undistributed net investment income		6,475,378
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		259,835,177
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,175,646,940
Net Assets		$ 4,230,407,484

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

July 31, 2013

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($275,265,209 ÷ 13,787,655 shares)	$ 19.96

Maximum offering price per share (100/94.25 of $19.96)	$ 21.18
Class T: Net Asset Value and redemption price per share ($107,443,503 ÷ 5,452,804 shares)	$ 19.70

Maximum offering price per share (100/96.50 of $19.70)	$ 20.41
Class B: Net Asset Value and offering price per share ($7,052,013 ÷ 370,046 shares)A	$ 19.06

Class C: Net Asset Value and offering price per share ($76,018,400 ÷ 3,988,294 shares)A	$ 19.06

Small Cap Value: Net Asset Value, offering price and redemption price per share ($2,672,853,587 ÷ 132,174,679 shares)	$ 20.22

Class F: Net Asset Value, offering price and redemption price per share ($732,192,591 ÷ 36,098,957 shares)	$ 20.28

Institutional Class: Net Asset Value, offering price and redemption price per share ($359,582,181 ÷ 17,774,629 shares)	$ 20.23

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended July 31, 2013

Investment Income
Dividends (including $21,199,217 earned from other affiliated issuers)		$ 60,413,973
Interest		105
Income from Fidelity Central Funds		572,052
Total income		60,986,130

Expenses
Management fee Basic fee	$ 24,334,495
Performance adjustment	3,446,198
Transfer agent fees	6,387,168
Distribution and service plan fees	1,603,302
Accounting and security lending fees	964,201
Custodian fees and expenses	78,850
Independent trustees' compensation	20,817
Registration fees	179,627
Audit	69,056
Legal	9,520
Interest	508
Miscellaneous	27,296
Total expenses before reductions	37,121,038
Expense reductions	(242,350)	36,878,688
Net investment income (loss)		24,107,442
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	283,388,788
Other affiliated issuers	17,171,945
Foreign currency transactions	124,131
Total net realized gain (loss)		300,684,864
Change in net unrealized appreciation (depreciation) on: Investment securities	820,353,456
Assets and liabilities in foreign currencies	1,060
Total change in net unrealized appreciation (depreciation)		820,354,516
Net gain (loss)		1,121,039,380
Net increase (decrease) in net assets resulting from operations		$ 1,145,146,822

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended July 31, 2013	Year ended July 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 24,107,442	$ 9,490,811
Net realized gain (loss)	300,684,864	99,657,152
Change in net unrealized appreciation (depreciation)	820,354,516	(37,724,900)
Net increase (decrease) in net assets resulting from operations	1,145,146,822	71,423,063
Distributions to shareholders from net investment income	(21,412,021)	(3,813,704)
Distributions to shareholders from net realized gain	(85,195,362)	(148,970,854)
Total distributions	(106,607,383)	(152,784,558)
Share transactions - net increase (decrease)	507,448,391	230,904,084
Redemption fees	726,904	569,163
Total increase (decrease) in net assets	1,546,714,734	150,111,752

Net Assets
Beginning of period	2,683,692,750	2,533,580,998
End of period (including undistributed net investment income of $6,475,378 and undistributed net investment income of $4,596,351, respectively)	$ 4,230,407,484	$ 2,683,692,750

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 14.86	$ 15.48	$ 13.45	$ 11.13	$ 11.82
Income from Investment Operations
Net investment income (loss) C	.07	.01	.01 F	.02 G	.08
Net realized and unrealized gain (loss)	5.57	.30	2.22	2.33	(.60)
Total from investment operations	5.64	.31	2.23	2.35	(.52)
Distributions from net investment income	(.07)	(.01)	(.08)	(.03)	(.06)
Distributions from net realized gain	(.47)	(.93)	(.12)	-	(.11)
Total distributions	(.54)	(.93) J	(.20)	(.03)	(.17)
Redemption fees added to paid in capital C,I	-	-	-	-	-
Net asset value, end of period	$ 19.96	$ 14.86	$ 15.48	$ 13.45	$ 11.13
Total Return A,B	39.09%	3.24%	16.72%	21.16%	(4.37)%
Ratios to Average Net Assets D,H
Expenses before reductions	1.36%	1.44%	1.44%	1.47%	1.45%
Expenses net of fee waivers, if any	1.36%	1.44%	1.43%	1.40%	1.40%
Expenses net of all reductions	1.36%	1.44%	1.43%	1.39%	1.40%
Net investment income (loss)	.41%	.09%	.06% F	.17% G	.81%
Supplemental Data
Net assets, end of period (000 omitted)	$ 275,265	$ 150,285	$ 140,707	$ 96,994	$ 55,029
Portfolio turnover rate E	29%	27%	22%	49%	51%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.31)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.10)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J Total distributions of $.93 per share is comprised of distributions from net investment income of $.006 and distributions from net realized gain of $.925 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended July 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 14.70	$ 15.34	$ 13.34	$ 11.05	$ 11.74
Income from Investment Operations
Net investment income (loss) C	.03	(.02)	(.03) F	(.01) G	.05
Net realized and unrealized gain (loss)	5.50	.31	2.20	2.31	(.59)
Total from investment operations	5.53	.29	2.17	2.30	(.54)
Distributions from net investment income	(.06)	-	(.05)	(.01)	(.04)
Distributions from net realized gain	(.47)	(.93)	(.12)	-	(.11)
Total distributions	(.53)	(.93)	(.17)	(.01)	(.15)
Redemption fees added to paid in capital C,I	-	-	-	-	-
Net asset value, end of period	$ 19.70	$ 14.70	$ 15.34	$ 13.34	$ 11.05
Total Return A,B	38.70%	3.08%	16.36%	20.87%	(4.57)%
Ratios to Average Net Assets D,H
Expenses before reductions	1.60%	1.67%	1.70%	1.72%	1.70%
Expenses net of fee waivers, if any	1.60%	1.67%	1.69%	1.65%	1.65%
Expenses net of all reductions	1.59%	1.67%	1.69%	1.64%	1.65%
Net investment income (loss)	.18%	(.14)%	(.19)% F	(.08)% G	.56%
Supplemental Data
Net assets, end of period (000 omitted)	$ 107,444	$ 57,514	$ 55,845	$ 44,091	$ 28,534
Portfolio turnover rate E	29%	27%	22%	49%	51%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.
F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.57)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.35)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 14.27	$ 15.00	$ 13.08	$ 10.88	$ 11.60
Income from Investment Operations
Net investment income (loss) C	(.06)	(.09)	(.10) F	(.07) G	.01
Net realized and unrealized gain (loss)	5.34	.29	2.15	2.27	(.59)
Total from investment operations	5.28	.20	2.05	2.20	(.58)
Distributions from net investment income	(.02)	-	(.01)	-	(.03)
Distributions from net realized gain	(.47)	(.93)	(.12)	-	(.11)
Total distributions	(.49)	(.93)	(.13)	-	(.14)
Redemption fees added to paid in capital C,I	-	-	-	-	-
Net asset value, end of period	$ 19.06	$ 14.27	$ 15.00	$ 13.08	$ 10.88
Total Return A,B	38.07%	2.51%	15.80%	20.22%	(5.05)%
Ratios to Average Net Assets D,H
Expenses before reductions	2.15%	2.19%	2.20%	2.22%	2.20%
Expenses net of fee waivers, if any	2.15%	2.19%	2.19%	2.15%	2.15%
Expenses net of all reductions	2.14%	2.19%	2.19%	2.14%	2.15%
Net investment income (loss)	(.37)%	(.66)%	(.69)% F	(.58)% G	.06%
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,052	$ 6,675	$ 8,549	$ 9,747	$ 7,153
Portfolio turnover rate E	29%	27%	22%	49%	51%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.07)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.85)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 14.28	$ 15.01	$ 13.08	$ 10.89	$ 11.60
Income from Investment Operations
Net investment income (loss) C	(.06)	(.09)	(.10) F	(.07) G	.01
Net realized and unrealized gain (loss)	5.34	.29	2.17	2.26	(.58)
Total from investment operations	5.28	.20	2.07	2.19	(.57)
Distributions from net investment income	(.03)	-	(.02)	-	(.03)
Distributions from net realized gain	(.47)	(.93)	(.12)	-	(.11)
Total distributions	(.50)	(.93)	(.14)	-	(.14)
Redemption fees added to paid in capital C,I	-	-	-	-	-
Net asset value, end of period	$ 19.06	$ 14.28	$ 15.01	$ 13.08	$ 10.89
Total Return A,B	38.00%	2.52%	15.91%	20.11%	(4.98)%
Ratios to Average Net Assets D,H
Expenses before reductions	2.13%	2.19%	2.18%	2.22%	2.20%
Expenses net of fee waivers, if any	2.13%	2.19%	2.18%	2.15%	2.15%
Expenses net of all reductions	2.12%	2.19%	2.18%	2.14%	2.15%
Net investment income (loss)	(.35)%	(.66)%	(.68)% F	(.58)% G	.06%
Supplemental Data
Net assets, end of period (000 omitted)	$ 76,018	$ 47,265	$ 47,457	$ 37,346	$ 21,345
Portfolio turnover rate E	29%	27%	22%	49%	51%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.06)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.85)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Small Cap Value

Years ended July 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 15.05	$ 15.62	$ 13.56	$ 11.22	$ 11.91
Income from Investment Operations
Net investment income (loss) B	.12	.06	.06 E	.05 F	.10
Net realized and unrealized gain (loss)	5.63	.32	2.23	2.34	(.60)
Total from investment operations	5.75	.38	2.29	2.39	(.50)
Distributions from net investment income	(.11)	(.02)	(.10)	(.05)	(.08)
Distributions from net realized gain	(.47)	(.93)	(.13)	-	(.11)
Total distributions	(.58)	(.95)	(.23)	(.05)	(.19)
Redemption fees added to paid in capital B,H	-	-	-	-	-
Net asset value, end of period	$ 20.22	$ 15.05	$ 15.62	$ 13.56	$ 11.22
Total Return A	39.45%	3.67%	17.03%	21.32%	(4.15)%
Ratios to Average Net Assets C,G
Expenses before reductions	1.07%	1.13%	1.13%	1.18%	1.20%
Expenses net of fee waivers, if any	1.07%	1.13%	1.13%	1.18%	1.20%
Expenses net of all reductions	1.06%	1.13%	1.13%	1.17%	1.20%
Net investment income (loss)	.71%	.41%	.37% E	.39% F	1.01%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,672,854	$ 1,756,962	$ 1,899,805	$ 1,770,675	$ 1,488,736
Portfolio turnover rate D	29%	27%	22%	49%	51%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.01)%.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .12%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended July 31,	2013	2012	2011	2010	2009 I
Selected Per-Share Data
Net asset value, beginning of period	$ 15.09	$ 15.64	$ 13.58	$ 11.22	$ 10.27
Income from Investment Operations
Net investment income (loss) D	.16	.09	.09 G	.09 H	.01
Net realized and unrealized gain (loss)	5.65	.32	2.23	2.34	.94
Total from investment operations	5.81	.41	2.32	2.43	.95
Distributions from net investment income	(.15)	(.04)	(.14)	(.07)	-
Distributions from net realized gain	(.47)	(.93)	(.13)	-	-
Total distributions	(.62)	(.96) L	(.26) M	(.07)	-
Redemption fees added to paid in capital D,K	-	-	-	-	-
Net asset value, end of period	$ 20.28	$ 15.09	$ 15.64	$ 13.58	$ 11.22
Total Return B,C	39.79%	3.90%	17.31%	21.69%	9.25%
Ratios to Average Net Assets E,J
Expenses before reductions	.84%	.89%	.88%	.90%	.86% A
Expenses net of fee waivers, if any	.84%	.89%	.88%	.90%	.86% A
Expenses net of all reductions	.84%	.89%	.88%	.89%	.86% A
Net investment income (loss)	.93%	.64%	.61% G	.67% H	.64% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 732,193	$ 526,009	$ 279,653	$ 109,868	$ 159
Portfolio turnover rate F	29%	27%	22%	49%	51%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .24%.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .40%.

I For the period June 26, 2009 (commencement of sale of shares) to July 31, 2009.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

L Total distributions of $.96 per share is comprised of distributions from net investment income of $.036 and distributions from net realized gain of $.925 per share.

M Total distributions of $.26 per share is comprised of distributions from net investment income of $.138 and distributions from net realized gain of $.126 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 15.05	$ 15.63	$ 13.58	$ 11.24	$ 11.91
Income from Investment Operations
Net investment income (loss) B	.12	.06	.06 E	.06 F	.10
Net realized and unrealized gain (loss)	5.65	.31	2.23	2.34	(.59)
Total from investment operations	5.77	.37	2.29	2.40	(.49)
Distributions from net investment income	(.12)	(.02)	(.11)	(.06)	(.07)
Distributions from net realized gain	(.47)	(.93)	(.13)	-	(.11)
Total distributions	(.59)	(.95)	(.24)	(.06)	(.18)
Redemption fees added to paid in capital B,H	-	-	-	-	-
Net asset value, end of period	$ 20.23	$ 15.05	$ 15.63	$ 13.58	$ 11.24
Total Return A	39.54%	3.59%	17.02%	21.42%	(4.04)%
Ratios to Average Net Assets C,G
Expenses before reductions	1.07%	1.14%	1.10%	1.12%	1.20%
Expenses net of fee waivers, if any	1.07%	1.14%	1.10%	1.12%	1.15%
Expenses net of all reductions	1.06%	1.14%	1.10%	1.12%	1.15%
Net investment income (loss)	.70%	.39%	.39% E	.45% F	1.06%
Supplemental Data
Net assets, end of period (000 omitted)	$ 359,582	$ 138,981	$ 101,565	$ 78,440	$ 10,336
Portfolio turnover rate D	29%	27%	22%	49%	51%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .01%.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .18%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2013

1. Organization.

Fidelity Small Cap Value Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Small Cap Value, Class F and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Effective after the close of business on March 1, 2013, the Fund's other share classes were closed to new accounts with certain exceptions. Each class has exclusive voting rights with respect to matters that affect that class. Class F shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as investment manager. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by FMR and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of July 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions and losses deferred due to wash sales.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 1,227,810,766
Gross unrealized depreciation	(53,133,128)
Net unrealized appreciation (depreciation) on securities and other investments	$ 1,174,677,638

Tax Cost	$ 3,131,813,247

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 6,475,378
Undistributed long-term capital gain	$ 260,802,795
Net unrealized appreciation (depreciation)	$ 1,174,679,321

The tax character of distributions paid was as follows:

	July 31, 2013	July 31, 2012
Ordinary Income	$ 21,412,021	$ 3,813,704
Long-term Capital Gains	85,195,362	148,970,854
Total	$ 106,607,383	$ 152,784,558

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,422,626,355 and $998,724,082, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Small Cap Value as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .81% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 521,981	$ 17,754
Class T	.25%	.25%	393,892	3,578
Class B	.75%	.25%	69,430	52,493
Class C	.75%	.25%	617,999	153,559
			$ 1,603,302	$ 227,384

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 49,310
Class T	9,353
Class B*	5,848
Class C*	4,577
$ 69,088

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class F. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 563,024.27
Class T	199,649.25
Class B	20,848.30
Class C	175,062.28
Small Cap Value	4,868,907.22
Institutional Class	559,678.23
	$ 6,387,168

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions - continued

(depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $28,205 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 5,199,400.35%		$ 508

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $7,721 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are

Annual Report

7. Security Lending - continued

disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $3,995,700. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $546,053, including $146,197 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom FMR places trades on behalf of the Fund include an amount in addition to trade execution, which is rebated back to the Fund to offset certain expenses. This amount totaled $235,596 for the period.

In addition, FMR reimbursed a portion of the Fund's operating expenses during the period in the amount of $6,754.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2013	2012
From net investment income
Class A	$ 785,355	$ 57,416
Class T	231,402	-
Class B	9,411	-
Class C	90,526	-
Small Cap Value	13,318,853	2,736,678
Class F	5,669,081	858,633
Institutional Class	1,307,393	160,977
Total	$ 21,412,021	$ 3,813,704
From net realized gain
Class A	$ 5,001,914	$ 8,369,079
Class T	1,871,336	3,332,444
Class B	211,601	513,839
Class C	1,589,582	2,835,863
Small Cap Value	54,759,308	109,450,254
Class F	17,097,966	18,207,376
Institutional Class	4,663,655	6,261,999
Total	$ 85,195,362	$ 148,970,854

Annual Report

Notes to Financial Statements - continued

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2013	2012	2013	2012
Class A
Shares sold	6,665,265	3,582,114	$ 113,825,347	$ 51,112,084
Reinvestment of distributions	357,182	639,382	5,478,656	7,957,627
Shares redeemed	(3,345,663)	(3,203,028)	(56,976,312)	(45,298,282)
Net increase (decrease)	3,676,784	1,018,468	$ 62,327,691	$ 13,771,429
Class T
Shares sold	2,420,486	1,074,645	$ 41,524,163	$ 15,238,625
Reinvestment of distributions	135,952	264,657	2,060,454	3,258,576
Shares redeemed	(1,017,057)	(1,066,289)	(17,196,752)	(14,773,000)
Net increase (decrease)	1,539,381	273,013	$ 26,387,865	$ 3,724,201
Class B
Shares sold	63,699	17,886	$ 1,033,590	$ 244,464
Reinvestment of distributions	12,922	36,117	189,673	433,889
Shares redeemed	(174,192)	(156,185)	(2,861,489)	(2,129,294)
Net increase (decrease)	(97,571)	(102,182)	$ (1,638,226)	$ (1,450,941)
Class C
Shares sold	1,262,288	840,854	$ 20,129,471	$ 11,606,643
Reinvestment of distributions	98,556	202,948	1,448,319	2,439,209
Shares redeemed	(683,043)	(895,789)	(11,003,236)	(12,102,998)
Net increase (decrease)	677,801	148,013	$ 10,574,554	$ 1,942,854
Small Cap Value
Shares sold	46,643,321	27,786,966	$ 815,184,196	$ 403,227,336
Reinvestment of distributions	4,065,017	8,564,707	63,037,497	107,820,730
Shares redeemed	(35,306,999)	(41,177,942)	(618,245,939)	(579,334,071)
Net increase (decrease)	15,401,339	(4,826,269)	$ 259,975,754	$ (68,286,005)
Class F
Shares sold	7,943,352	17,383,615	$ 133,806,197	$ 249,495,726
Reinvestment of distributions	1,465,154	1,506,337	22,767,047	19,066,009
Shares redeemed	(8,168,596)	(1,906,027)	(151,555,822)	(26,618,099)
Net increase (decrease)	1,239,910	16,983,925	$ 5,017,422	$ 241,943,636
Institutional Class
Shares sold	11,988,758	4,662,732	$ 206,274,907	$ 67,294,175
Reinvestment of distributions	337,968	445,761	5,246,517	5,619,794
Shares redeemed	(3,783,835)	(2,373,514)	(66,718,093)	(33,655,059)
Net increase (decrease)	8,542,891	2,734,979	$ 144,803,331	$ 39,258,910

Annual Report

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Fidelity Freedom Funds and Fidelity Freedom K Funds were the owners of record, in the aggregate, of approximately 31% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Small Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Small Cap Value Fund (a fund of Fidelity Securities Fund) at July 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Small Cap Value Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 16, 2013

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 166 Fidelity funds. Mr. Curvey oversees 387 Fidelity funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 230 Fidelity funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person of the trust and the fund (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund's are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)

Year of Election or Appointment: 2011

Mr. O'Hanley serves as a Trustee and Chairman of the Board of Trustees of other Fidelity funds (2013-present), and is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present) and serves as a Trustee of other Fidelity funds (2013-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present) and serves as a Trustee of other Fidelity funds (2013-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2008-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as Vice President of other Fidelity funds (2009-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (1964)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (1968)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Assistant Secretary of other Fidelity funds (2009-present), Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (1958)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (1968)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon also serves as Chief Compliance Officer of other Fidelity funds (2012-present). Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present), Deputy Treasurer (2008-present), and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (1971)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Deputy Treasurer of other Fidelity funds (2012-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as Assistant Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2012-2013), an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer of Fidelity's Equity and High Income Funds. Ms. Smith also serves as Deputy Treasurer of other Fidelity funds (2013-present) and is an employee of Fidelity Investments (2009-present). Previously, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as President and Treasurer (2013-present) and Assistant Treasurer (2010-present) of other Fidelity funds, Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2013-present), and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Deputy Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2008-2013), Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Gary W. Ryan (1958)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Small Cap Value Fund voted to pay on September 16, 2013 to shareholders of record at the opening of business on September 13, 2013, a distribution of $1.252 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.032 per share from net investment income.

Small Cap Value Fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Small Cap Value Fund designates 100% of the dividends distributed during the fiscal year as amounts which can be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2013, $300,428,923, or, if subsequently determined to be different, the net capital gain of such year.

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Small Cap Value Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is a part of the Fidelity family of funds.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in January 2013.

Annual Report

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved.  In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following:  general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box) and 75th percentile (bottom of box) of the peer universe.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Small Cap Value Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 14% means that 86% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity Small Cap Value Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Institutional Class, the retail class and Class F ranked below its competitive median for 2012, the total expense ratio of Class A ranked equal to its competitive median for 2012, and the total expense ratio of each of Class T, Class B and Class C ranked above its competitive median for 2012. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Annual Report

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board considered that although the fund is partially closed to new investors, it continues to incur investment management expenses, and marketing and distribution expenses related to the retention of existing shareholders and assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its July 2013 meeting, the Board voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate" effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.
New York, NY

The Fidelity Telephone Connection

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www.fidelity.com

SCV-UANN-0913
1.803705.108

Fidelity®

Small Cap Value

Fund
Class F

Annual Report

July 31, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2013	Past 1 year	Past 5 years	Life of fund A
Class F B	39.79%	14.72%	11.89%

A From November 3, 2004.

B The initial offering of Class F shares took place on June 26, 2009. Returns prior to June 26, 2009 are those of Fidelity® Small Cap Value Fund, the original class of the fund.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Small Cap Value Fund - Class F on November 3, 2004, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Value Index performed over the same period. The initial offering of Class F took place on June 26, 2009. See above for additional information regarding the performance of Class F.

Annual Report

Management's Discussion of Fund Performance

Market Recap: The bull run in U.S. stocks comfortably settled into a fifth year, as major equity benchmarks ripped through records during the 12 months ending July 31, 2013. Gains were fueled by a generally improving global economy and accommodative monetary policies worldwide. The tone was positive for most of the year, based largely on stronger U.S. economic data, including employment, housing and consumer sentiment. Setting a series of new highs along the way, the broad-based S&P 500® Index rose an impressive 25.00% for the 12 months, while the blue-chip-laden Dow Jones Industrial AverageSM also moved into record territory en route to a 22.36% gain. The growth-oriented Nasdaq Composite Index® had a similarly strong run, advancing 25.15%. During the year, markets were resilient amid intermittent volatility over debt woes in Europe, the 2012 U.S. presidential election and year-end Congressional gridlock over the federal budget. In mid-to-late June, concern arose about the U.S. Federal Reserve possibly tapering its sustaining bond-buying strategy - which prompted a brief, but steep, market sell-off. However, investors' continued quest for yield and the Fed's pledge to keep buying bonds until the economy showed significant improvement overpowered the uncertainty and helped equities climb notably higher in July to close the period on a strong note.

Comments from Charles Myers, who became Lead Portfolio Manager of Fidelity® Small Cap Value Fund on January 1, 2013: For the year, the fund's Class F shares gained 39.79%, versus 34.15% for the Russell 2000® Value Index. The biggest contribution, by far, came from the financials sector. Stock picking in consumer staples also added significant value, while the industrials sector hurt. Our strategy emphasizes individual stock picking while striving to minimize the performance impact of other factors, including sector over- and underweightings. The fund's top individual contributor was apparel manufacturer Hanesbrands, whose business fundamentals continued to improve. Also helping was Japanese broker Monex Group - benefiting in part from investors' renewed interest in Japan - and CapitalSource, a small-business lender that, in late July, agreed to be acquired at a premium price. None of these contributors was in the benchmark, and Monex was sold from the fund in May. In contrast, the biggest individual detractor was market maker Knight Capital Group, whose shares plummeted last August after a software glitch cost the firm hundreds of millions of dollars. We sold the fund's stake soon after. GrafTech International, a maker of high-end graphite electrodes used in steel production, also hurt results.

Note to shareholders: Derek Janssen became Co-Portfolio Manager of the fund on January 1, 2013.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2013 to July 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio B	Beginning Account Value February 1, 2013	Ending Account Value July 31, 2013	Expenses Paid During Period* February 1, 2013 to July 31, 2013
Class A	1.37%
Actual		$ 1,000.00	$ 1,155.80	$ 7.32
Hypothetical A		$ 1,000.00	$ 1,018.00	$ 6.85
Class T	1.61%
Actual		$ 1,000.00	$ 1,154.10	$ 8.60
Hypothetical A		$ 1,000.00	$ 1,016.81	$ 8.05
Class B	2.17%
Actual		$ 1,000.00	$ 1,151.70	$ 11.58
Hypothetical A		$ 1,000.00	$ 1,014.03	$ 10.84
Class C	2.13%
Actual		$ 1,000.00	$ 1,151.70	$ 11.36
Hypothetical A		$ 1,000.00	$ 1,014.23	$ 10.64
Small Cap Value	1.08%
Actual		$ 1,000.00	$ 1,157.40	$ 5.78
Hypothetical A		$ 1,000.00	$ 1,019.44	$ 5.41
Class F	.86%
Actual		$ 1,000.00	$ 1,158.90	$ 4.60
Hypothetical A		$ 1,000.00	$ 1,020.53	$ 4.31
Institutional Class	1.08%
Actual		$ 1,000.00	$ 1,157.30	$ 5.78
Hypothetical A		$ 1,000.00	$ 1,019.44	$ 5.41

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Federated Investors, Inc. Class B (non-vtg.)	3.2	0.6
Hanesbrands, Inc.	3.2	2.5
TCF Financial Corp.	2.8	2.9
Superior Energy Services, Inc.	2.6	3.1
Tech Data Corp.	2.3	2.2
CapitalSource, Inc.	2.3	2.0
HNI Corp.	2.3	2.5
j2 Global, Inc.	2.2	1.3
DCT Industrial Trust, Inc.	2.1	2.5
Berry Petroleum Co. Class A	2.1	2.7
	25.1
Top Five Market Sectors as of July 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	37.7	36.2
Industrials	14.7	14.6
Consumer Discretionary	13.8	13.1
Information Technology	13.6	11.7
Health Care	5.2	6.0
Asset Allocation (% of fund's net assets)
As of July 31, 2013*		As of January 31, 2013**
	Stocks 99.8%		Stocks 98.8%
	Short-Term Investments and Net Other Assets (Liabilities) 0.2%		Short-Term Investments and Net Other Assets (Liabilities) 1.2%
* Foreign investments	6.6%	** Foreign investments	8.9%

Annual Report

Investments July 31, 2013

Showing Percentage of Net Assets

Common Stocks - 99.8%
	Shares	Value
CONSUMER DISCRETIONARY - 13.8%
Diversified Consumer Services - 1.3%
Regis Corp. (e)	3,316,000	$ 57,598,920
Household Durables - 1.7%
Tempur-Pedic International, Inc. (a)	1,800,000	71,370,000
Media - 1.4%
Valassis Communications, Inc. (d)(e)	2,103,041	60,210,064
Multiline Retail - 1.1%
Big Lots, Inc. (a)	1,250,000	45,162,500
Specialty Retail - 5.0%
Asbury Automotive Group, Inc. (a)	1,070,000	52,258,800
Genesco, Inc. (a)	856,128	60,254,289
Rent-A-Center, Inc.	2,021,167	80,826,468
Tsutsumi Jewelry Co. Ltd.	795,800	18,368,991
		211,708,548
Textiles, Apparel & Luxury Goods - 3.3%
Hanesbrands, Inc.	2,100,000	133,266,000
Vera Bradley, Inc. (a)(d)	231,000	5,599,440
		138,865,440
TOTAL CONSUMER DISCRETIONARY		584,915,472
CONSUMER STAPLES - 1.6%
Food Products - 1.6%
Chiquita Brands International, Inc. (a)	1,783,600	21,545,888
Post Holdings, Inc. (a)	984,700	45,680,233
		67,226,121
Household Products - 0.0%
Spectrum Brands Holdings, Inc.	25,100	1,416,142
TOTAL CONSUMER STAPLES		68,642,263
ENERGY - 4.8%
Energy Equipment & Services - 2.7%
ShawCor Ltd.	100,900	4,533,672
Superior Energy Services, Inc. (a)	4,211,000	107,885,820
		112,419,492
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - 2.1%
Berry Petroleum Co. Class A	2,156,970	$ 87,465,134
World Fuel Services Corp.	56,000	2,169,440
		89,634,574
TOTAL ENERGY		202,054,066
FINANCIALS - 37.7%
Capital Markets - 4.7%
Federated Investors, Inc. Class B (non-vtg.) (d)	4,644,763	134,837,471
Waddell & Reed Financial, Inc. Class A	1,300,000	66,378,000
		201,215,471
Commercial Banks - 12.8%
Associated Banc-Corp.	4,500,000	76,230,000
CapitalSource, Inc.	8,128,000	98,348,800
City National Corp.	1,200,000	83,436,000
CVB Financial Corp.	450,000	5,890,500
First Citizen Bancshares, Inc.	222,700	46,655,650
National Penn Bancshares, Inc.	4,400,000	47,476,000
PacWest Bancorp	1,900,000	67,298,000
TCF Financial Corp.	7,700,000	117,348,000
		542,682,950
Consumer Finance - 2.5%
Cash America International, Inc. (d)	816,900	34,309,800
EZCORP, Inc. (non-vtg.) Class A (a)	1,779,788	32,178,567
World Acceptance Corp. (a)(d)	475,000	39,558,000
		106,046,367
Insurance - 8.4%
Aspen Insurance Holdings Ltd.	2,300,000	86,227,000
Endurance Specialty Holdings Ltd.	1,486,000	78,208,180
Platinum Underwriters Holdings Ltd. (e)	1,466,099	85,165,691
ProAssurance Corp.	1,100,000	58,883,000
StanCorp Financial Group, Inc.	850,000	45,126,500
		353,610,371
Real Estate Investment Trusts - 5.9%
DCT Industrial Trust, Inc.	11,980,586	89,974,201
Franklin Street Properties Corp.	4,800,000	63,888,000
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Investment Trusts - continued
Highwoods Properties, Inc. (SBI)	1,720,330	$ 62,413,572
National Retail Properties, Inc.	900,000	31,491,000
		247,766,773
Thrifts & Mortgage Finance - 3.4%
Astoria Financial Corp. (e)	5,199,999	63,439,988
Washington Federal, Inc.	3,652,100	79,433,175
		142,873,163
TOTAL FINANCIALS		1,594,195,095
HEALTH CARE - 5.2%
Health Care Equipment & Supplies - 1.9%
Hill-Rom Holdings, Inc.	1,060,000	39,294,200
Integra LifeSciences Holdings Corp. (a)	1,050,000	41,359,500
		80,653,700
Health Care Providers & Services - 3.3%
AmSurg Corp. (a)	1,220,000	47,714,200
Chemed Corp.	490,700	34,638,513
MEDNAX, Inc. (a)	600,000	58,452,000
		140,804,713
TOTAL HEALTH CARE		221,458,413
INDUSTRIALS - 14.7%
Commercial Services & Supplies - 8.4%
ACCO Brands Corp. (a)(e)	10,630,885	70,270,150
HNI Corp. (e)	2,552,800	97,287,208
Knoll, Inc.	1,940,000	32,048,800
Quad/Graphics, Inc. (d)(e)	2,675,000	75,007,000
United Stationers, Inc.	1,980,800	81,985,312
		356,598,470
Electrical Equipment - 2.7%
EnerSys	1,065,000	56,359,800
GrafTech International Ltd. (a)(e)	7,709,000	57,971,680
		114,331,480
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Machinery - 1.5%
Blount International, Inc. (a)(e)	2,975,000	$ 39,210,500
Columbus McKinnon Corp. (NY Shares) (a)(e)	1,050,000	23,226,000
		62,436,500
Trading Companies & Distributors - 2.1%
WESCO International, Inc. (a)(d)	1,138,633	86,285,609
TOTAL INDUSTRIALS		619,652,059
INFORMATION TECHNOLOGY - 13.6%
Communications Equipment - 1.0%
Polycom, Inc. (a)	3,805,145	36,377,186
ViaSat, Inc. (a)	95,000	6,345,050
		42,722,236
Electronic Equipment & Components - 5.3%
Ingram Micro, Inc. Class A (a)	3,435,000	78,421,050
Ryoyo Electro Corp.	1,110,600	8,961,025
SYNNEX Corp. (a)	790,000	39,120,800
Tech Data Corp. (a)(e)	1,923,707	98,763,117
		225,265,992
Internet Software & Services - 2.2%
j2 Global, Inc. (d)	2,000,000	91,540,000
IT Services - 2.0%
CACI International, Inc. Class A (a)(d)(e)	1,265,534	84,031,458
Software - 3.1%
Monotype Imaging Holdings, Inc. (e)	2,499,731	61,318,401
SS&C Technologies Holdings, Inc. (a)	2,000,000	71,560,000
		132,878,401
TOTAL INFORMATION TECHNOLOGY		576,438,087
MATERIALS - 4.5%
Chemicals - 1.9%
PolyOne Corp.	2,800,000	80,948,000
Metals & Mining - 2.6%
Carpenter Technology Corp.	438,880	22,944,646
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Metals & Mining - continued
Haynes International, Inc.	582,903	$ 28,037,634
RTI International Metals, Inc. (a)(e)	1,880,000	57,622,000
		108,604,280
TOTAL MATERIALS		189,552,280
UTILITIES - 3.9%
Electric Utilities - 2.9%
UIL Holdings Corp.	1,550,000	63,302,000
UNS Energy Corp.	1,150,000	58,477,500
		121,779,500
Gas Utilities - 1.0%
Southwest Gas Corp.	836,756	41,536,568
TOTAL UTILITIES		163,316,068
TOTAL COMMON STOCKS (Cost $3,044,578,546)		4,220,223,803
Money Market Funds - 2.0%

Fidelity Cash Central Fund, 0.11% (b)	28,466,432	28,466,432
Fidelity Securities Lending Cash Central Fund, 0.12% (b)(c)	57,800,650	57,800,650
TOTAL MONEY MARKET FUNDS (Cost $86,267,082)		86,267,082
TOTAL INVESTMENT PORTFOLIO - 101.8% (Cost $3,130,845,628)		4,306,490,885
NET OTHER ASSETS (LIABILITIES) - (1.8)%		(76,083,401)
NET ASSETS - 100%		$ 4,230,407,484
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 25,999
Fidelity Securities Lending Cash Central Fund	546,053
Total	$ 572,052
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
ACCO Brands Corp.	$ 18,634,000	$ 60,186,015	$ -	$ -	$ 70,270,150
Astoria Financial Corp.	51,038,992	-	2,635,044	864,648	63,439,988
Blount International, Inc.	37,039,161	4,861,737	-	-	39,210,500
CACI International, Inc. Class A	-	70,903,692	-	-	84,031,458
Chiquita Brands International, Inc.	17,482,500	-	18,750,066	-	-
Columbus McKinnon Corp. (NY Shares)	15,414,197	33,512	-	-	23,226,000
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Forestar Group, Inc.	$ 22,724,438	$ -	$ 37,180,120	$ -	$ -
Franklin Street Properties Corp.	32,769,200	18,353,991	-	1,420,207	-
GrafTech International Ltd.	62,334,250	15,596,640	-	-	57,971,680
HNI Corp.	71,739,000	-	5,753,822	2,592,000	97,287,208
j2 Global, Inc.	38,011,100	45,217,336	27,957,107	1,829,466	-
Miraial Co. Ltd.	10,410,478	-	12,126,954	294,642	-
Monotype Imaging Holdings, Inc.	38,936,219	295,917	4,511,476	533,522	61,318,401
PacWest Bancorp	42,557,616	917,960	-	1,759,368	-
Platinum Underwriters Holdings Ltd.	64,411,165	-	12,819,753	528,121	85,165,691
Quad/Graphics, Inc.	28,908,484	12,835,355	-	8,161,250	75,007,000
Regis Corp.	52,452,000	4,787,419	1,424,813	798,000	57,598,920
RTI International Metals, Inc.	42,206,000	-	-	-	57,622,000
Ryoyo Electro Corp.	20,552,790	-	7,311,306	462,475	-
Tech Data Corp.	50,100,000	44,833,638	-	-	98,763,117
Valassis Communications, Inc.	35,733,655	13,478,788	-	1,955,518	60,210,064
Western Liberty Bancorp	2,879,407	-	3,071,972	-	-
Total	$ 756,334,652	$ 292,302,000	$ 133,542,433	$ 21,199,217	$ 931,122,177
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2013

Assets
Investment in securities, at value (including securities loaned of $56,776,323) - See accompanying schedule: Unaffiliated issuers (cost $2,332,604,982)	$ 3,289,101,626
Fidelity Central Funds (cost $86,267,082)	86,267,082
Other affiliated issuers (cost $711,973,564)	931,122,177
Total Investments (cost $3,130,845,628)		$ 4,306,490,885
Receivable for investments sold		4,040,206
Receivable for fund shares sold		4,754,743
Dividends receivable		2,311,882
Distributions receivable from Fidelity Central Funds		43,534
Other receivables		26,704
Total assets		4,317,667,954

Liabilities
Payable for investments purchased	$ 4,404,382
Payable for fund shares redeemed	21,283,940
Accrued management fee	2,842,312
Distribution and service plan fees payable	168,389
Other affiliated payables	692,724
Other payables and accrued expenses	68,073
Collateral on securities loaned, at value	57,800,650
Total liabilities		87,260,470

Net Assets		$ 4,230,407,484
Net Assets consist of:
Paid in capital		$ 2,788,449,989
Undistributed net investment income		6,475,378
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		259,835,177
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,175,646,940
Net Assets		$ 4,230,407,484

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

July 31, 2013

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($275,265,209 ÷ 13,787,655 shares)	$ 19.96

Maximum offering price per share (100/94.25 of $19.96)	$ 21.18
Class T: Net Asset Value and redemption price per share ($107,443,503 ÷ 5,452,804 shares)	$ 19.70

Maximum offering price per share (100/96.50 of $19.70)	$ 20.41
Class B: Net Asset Value and offering price per share ($7,052,013 ÷ 370,046 shares)A	$ 19.06

Class C: Net Asset Value and offering price per share ($76,018,400 ÷ 3,988,294 shares)A	$ 19.06

Small Cap Value: Net Asset Value, offering price and redemption price per share ($2,672,853,587 ÷ 132,174,679 shares)	$ 20.22

Class F: Net Asset Value, offering price and redemption price per share ($732,192,591 ÷ 36,098,957 shares)	$ 20.28

Institutional Class: Net Asset Value, offering price and redemption price per share ($359,582,181 ÷ 17,774,629 shares)	$ 20.23

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended July 31, 2013

Investment Income
Dividends (including $21,199,217 earned from other affiliated issuers)		$ 60,413,973
Interest		105
Income from Fidelity Central Funds		572,052
Total income		60,986,130

Expenses
Management fee Basic fee	$ 24,334,495
Performance adjustment	3,446,198
Transfer agent fees	6,387,168
Distribution and service plan fees	1,603,302
Accounting and security lending fees	964,201
Custodian fees and expenses	78,850
Independent trustees' compensation	20,817
Registration fees	179,627
Audit	69,056
Legal	9,520
Interest	508
Miscellaneous	27,296
Total expenses before reductions	37,121,038
Expense reductions	(242,350)	36,878,688
Net investment income (loss)		24,107,442
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	283,388,788
Other affiliated issuers	17,171,945
Foreign currency transactions	124,131
Total net realized gain (loss)		300,684,864
Change in net unrealized appreciation (depreciation) on: Investment securities	820,353,456
Assets and liabilities in foreign currencies	1,060
Total change in net unrealized appreciation (depreciation)		820,354,516
Net gain (loss)		1,121,039,380
Net increase (decrease) in net assets resulting from operations		$ 1,145,146,822

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended July 31, 2013	Year ended July 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 24,107,442	$ 9,490,811
Net realized gain (loss)	300,684,864	99,657,152
Change in net unrealized appreciation (depreciation)	820,354,516	(37,724,900)
Net increase (decrease) in net assets resulting from operations	1,145,146,822	71,423,063
Distributions to shareholders from net investment income	(21,412,021)	(3,813,704)
Distributions to shareholders from net realized gain	(85,195,362)	(148,970,854)
Total distributions	(106,607,383)	(152,784,558)
Share transactions - net increase (decrease)	507,448,391	230,904,084
Redemption fees	726,904	569,163
Total increase (decrease) in net assets	1,546,714,734	150,111,752

Net Assets
Beginning of period	2,683,692,750	2,533,580,998
End of period (including undistributed net investment income of $6,475,378 and undistributed net investment income of $4,596,351, respectively)	$ 4,230,407,484	$ 2,683,692,750

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 14.86	$ 15.48	$ 13.45	$ 11.13	$ 11.82
Income from Investment Operations
Net investment income (loss) C	.07	.01	.01 F	.02 G	.08
Net realized and unrealized gain (loss)	5.57	.30	2.22	2.33	(.60)
Total from investment operations	5.64	.31	2.23	2.35	(.52)
Distributions from net investment income	(.07)	(.01)	(.08)	(.03)	(.06)
Distributions from net realized gain	(.47)	(.93)	(.12)	-	(.11)
Total distributions	(.54)	(.93) J	(.20)	(.03)	(.17)
Redemption fees added to paid in capital C,I	-	-	-	-	-
Net asset value, end of period	$ 19.96	$ 14.86	$ 15.48	$ 13.45	$ 11.13
Total Return A,B	39.09%	3.24%	16.72%	21.16%	(4.37)%
Ratios to Average Net Assets D,H
Expenses before reductions	1.36%	1.44%	1.44%	1.47%	1.45%
Expenses net of fee waivers, if any	1.36%	1.44%	1.43%	1.40%	1.40%
Expenses net of all reductions	1.36%	1.44%	1.43%	1.39%	1.40%
Net investment income (loss)	.41%	.09%	.06% F	.17% G	.81%
Supplemental Data
Net assets, end of period (000 omitted)	$ 275,265	$ 150,285	$ 140,707	$ 96,994	$ 55,029
Portfolio turnover rate E	29%	27%	22%	49%	51%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.31)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.10)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J Total distributions of $.93 per share is comprised of distributions from net investment income of $.006 and distributions from net realized gain of $.925 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended July 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 14.70	$ 15.34	$ 13.34	$ 11.05	$ 11.74
Income from Investment Operations
Net investment income (loss) C	.03	(.02)	(.03) F	(.01) G	.05
Net realized and unrealized gain (loss)	5.50	.31	2.20	2.31	(.59)
Total from investment operations	5.53	.29	2.17	2.30	(.54)
Distributions from net investment income	(.06)	-	(.05)	(.01)	(.04)
Distributions from net realized gain	(.47)	(.93)	(.12)	-	(.11)
Total distributions	(.53)	(.93)	(.17)	(.01)	(.15)
Redemption fees added to paid in capital C,I	-	-	-	-	-
Net asset value, end of period	$ 19.70	$ 14.70	$ 15.34	$ 13.34	$ 11.05
Total Return A,B	38.70%	3.08%	16.36%	20.87%	(4.57)%
Ratios to Average Net Assets D,H
Expenses before reductions	1.60%	1.67%	1.70%	1.72%	1.70%
Expenses net of fee waivers, if any	1.60%	1.67%	1.69%	1.65%	1.65%
Expenses net of all reductions	1.59%	1.67%	1.69%	1.64%	1.65%
Net investment income (loss)	.18%	(.14)%	(.19)% F	(.08)% G	.56%
Supplemental Data
Net assets, end of period (000 omitted)	$ 107,444	$ 57,514	$ 55,845	$ 44,091	$ 28,534
Portfolio turnover rate E	29%	27%	22%	49%	51%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.57)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.35)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 14.27	$ 15.00	$ 13.08	$ 10.88	$ 11.60
Income from Investment Operations
Net investment income (loss) C	(.06)	(.09)	(.10) F	(.07) G	.01
Net realized and unrealized gain (loss)	5.34	.29	2.15	2.27	(.59)
Total from investment operations	5.28	.20	2.05	2.20	(.58)
Distributions from net investment income	(.02)	-	(.01)	-	(.03)
Distributions from net realized gain	(.47)	(.93)	(.12)	-	(.11)
Total distributions	(.49)	(.93)	(.13)	-	(.14)
Redemption fees added to paid in capital C,I	-	-	-	-	-
Net asset value, end of period	$ 19.06	$ 14.27	$ 15.00	$ 13.08	$ 10.88
Total Return A,B	38.07%	2.51%	15.80%	20.22%	(5.05)%
Ratios to Average Net Assets D,H
Expenses before reductions	2.15%	2.19%	2.20%	2.22%	2.20%
Expenses net of fee waivers, if any	2.15%	2.19%	2.19%	2.15%	2.15%
Expenses net of all reductions	2.14%	2.19%	2.19%	2.14%	2.15%
Net investment income (loss)	(.37)%	(.66)%	(.69)% F	(.58)% G	.06%
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,052	$ 6,675	$ 8,549	$ 9,747	$ 7,153
Portfolio turnover rate E	29%	27%	22%	49%	51%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.07)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.85)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 14.28	$ 15.01	$ 13.08	$ 10.89	$ 11.60
Income from Investment Operations
Net investment income (loss) C	(.06)	(.09)	(.10) F	(.07) G	.01
Net realized and unrealized gain (loss)	5.34	.29	2.17	2.26	(.58)
Total from investment operations	5.28	.20	2.07	2.19	(.57)
Distributions from net investment income	(.03)	-	(.02)	-	(.03)
Distributions from net realized gain	(.47)	(.93)	(.12)	-	(.11)
Total distributions	(.50)	(.93)	(.14)	-	(.14)
Redemption fees added to paid in capital C,I	-	-	-	-	-
Net asset value, end of period	$ 19.06	$ 14.28	$ 15.01	$ 13.08	$ 10.89
Total Return A,B	38.00%	2.52%	15.91%	20.11%	(4.98)%
Ratios to Average Net Assets D,H
Expenses before reductions	2.13%	2.19%	2.18%	2.22%	2.20%
Expenses net of fee waivers, if any	2.13%	2.19%	2.18%	2.15%	2.15%
Expenses net of all reductions	2.12%	2.19%	2.18%	2.14%	2.15%
Net investment income (loss)	(.35)%	(.66)%	(.68)% F	(.58)% G	.06%
Supplemental Data
Net assets, end of period (000 omitted)	$ 76,018	$ 47,265	$ 47,457	$ 37,346	$ 21,345
Portfolio turnover rate E	29%	27%	22%	49%	51%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.06)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.85)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Small Cap Value

Years ended July 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 15.05	$ 15.62	$ 13.56	$ 11.22	$ 11.91
Income from Investment Operations
Net investment income (loss) B	.12	.06	.06 E	.05 F	.10
Net realized and unrealized gain (loss)	5.63	.32	2.23	2.34	(.60)
Total from investment operations	5.75	.38	2.29	2.39	(.50)
Distributions from net investment income	(.11)	(.02)	(.10)	(.05)	(.08)
Distributions from net realized gain	(.47)	(.93)	(.13)	-	(.11)
Total distributions	(.58)	(.95)	(.23)	(.05)	(.19)
Redemption fees added to paid in capital B,H	-	-	-	-	-
Net asset value, end of period	$ 20.22	$ 15.05	$ 15.62	$ 13.56	$ 11.22
Total Return A	39.45%	3.67%	17.03%	21.32%	(4.15)%
Ratios to Average Net Assets C,G
Expenses before reductions	1.07%	1.13%	1.13%	1.18%	1.20%
Expenses net of fee waivers, if any	1.07%	1.13%	1.13%	1.18%	1.20%
Expenses net of all reductions	1.06%	1.13%	1.13%	1.17%	1.20%
Net investment income (loss)	.71%	.41%	.37% E	.39% F	1.01%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,672,854	$ 1,756,962	$ 1,899,805	$ 1,770,675	$ 1,488,736
Portfolio turnover rate D	29%	27%	22%	49%	51%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.01)%.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .12%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended July 31,	2013	2012	2011	2010	2009 I
Selected Per-Share Data
Net asset value, beginning of period	$ 15.09	$ 15.64	$ 13.58	$ 11.22	$ 10.27
Income from Investment Operations
Net investment income (loss) D	.16	.09	.09 G	.09 H	.01
Net realized and unrealized gain (loss)	5.65	.32	2.23	2.34	.94
Total from investment operations	5.81	.41	2.32	2.43	.95
Distributions from net investment income	(.15)	(.04)	(.14)	(.07)	-
Distributions from net realized gain	(.47)	(.93)	(.13)	-	-
Total distributions	(.62)	(.96) L	(.26) M	(.07)	-
Redemption fees added to paid in capital D,K	-	-	-	-	-
Net asset value, end of period	$ 20.28	$ 15.09	$ 15.64	$ 13.58	$ 11.22
Total Return B,C	39.79%	3.90%	17.31%	21.69%	9.25%
Ratios to Average Net Assets E,J
Expenses before reductions	.84%	.89%	.88%	.90%	.86% A
Expenses net of fee waivers, if any	.84%	.89%	.88%	.90%	.86% A
Expenses net of all reductions	.84%	.89%	.88%	.89%	.86% A
Net investment income (loss)	.93%	.64%	.61% G	.67% H	.64% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 732,193	$ 526,009	$ 279,653	$ 109,868	$ 159
Portfolio turnover rate F	29%	27%	22%	49%	51%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .24%.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .40%.

I For the period June 26, 2009 (commencement of sale of shares) to July 31, 2009.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

L Total distributions of $.96 per share is comprised of distributions from net investment income of $.036 and distributions from net realized gain of $.925 per share.

M Total distributions of $.26 per share is comprised of distributions from net investment income of $.138 and distributions from net realized gain of $.126 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 15.05	$ 15.63	$ 13.58	$ 11.24	$ 11.91
Income from Investment Operations
Net investment income (loss) B	.12	.06	.06 E	.06 F	.10
Net realized and unrealized gain (loss)	5.65	.31	2.23	2.34	(.59)
Total from investment operations	5.77	.37	2.29	2.40	(.49)
Distributions from net investment income	(.12)	(.02)	(.11)	(.06)	(.07)
Distributions from net realized gain	(.47)	(.93)	(.13)	-	(.11)
Total distributions	(.59)	(.95)	(.24)	(.06)	(.18)
Redemption fees added to paid in capital B,H	-	-	-	-	-
Net asset value, end of period	$ 20.23	$ 15.05	$ 15.63	$ 13.58	$ 11.24
Total Return A	39.54%	3.59%	17.02%	21.42%	(4.04)%
Ratios to Average Net Assets C,G
Expenses before reductions	1.07%	1.14%	1.10%	1.12%	1.20%
Expenses net of fee waivers, if any	1.07%	1.14%	1.10%	1.12%	1.15%
Expenses net of all reductions	1.06%	1.14%	1.10%	1.12%	1.15%
Net investment income (loss)	.70%	.39%	.39% E	.45% F	1.06%
Supplemental Data
Net assets, end of period (000 omitted)	$ 359,582	$ 138,981	$ 101,565	$ 78,440	$ 10,336
Portfolio turnover rate D	29%	27%	22%	49%	51%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .01%.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .18%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2013

1. Organization.

Fidelity Small Cap Value Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Small Cap Value, Class F and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Effective after the close of business on March 1, 2013, the Fund's other share classes were closed to new accounts with certain exceptions. Each class has exclusive voting rights with respect to matters that affect that class. Class F shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as investment manager. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by FMR and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of July 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions and losses deferred due to wash sales.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 1,227,810,766
Gross unrealized depreciation	(53,133,128)
Net unrealized appreciation (depreciation) on securities and other investments	$ 1,174,677,638

Tax Cost	$ 3,131,813,247

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 6,475,378
Undistributed long-term capital gain	$ 260,802,795
Net unrealized appreciation (depreciation)	$ 1,174,679,321

The tax character of distributions paid was as follows:

	July 31, 2013	July 31, 2012
Ordinary Income	$ 21,412,021	$ 3,813,704
Long-term Capital Gains	85,195,362	148,970,854
Total	$ 106,607,383	$ 152,784,558

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,422,626,355 and $998,724,082, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Small Cap Value as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .81% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 521,981	$ 17,754
Class T	.25%	.25%	393,892	3,578
Class B	.75%	.25%	69,430	52,493
Class C	.75%	.25%	617,999	153,559
			$ 1,603,302	$ 227,384

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 49,310
Class T	9,353
Class B*	5,848
Class C*	4,577
$ 69,088

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class F. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 563,024.27
Class T	199,649.25
Class B	20,848.30
Class C	175,062.28
Small Cap Value	4,868,907.22
Institutional Class	559,678.23
	$ 6,387,168

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions - continued

(depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $28,205 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 5,199,400.35%		$ 508

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $7,721 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are

Annual Report

7. Security Lending - continued

disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $3,995,700. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $546,053, including $146,197 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom FMR places trades on behalf of the Fund include an amount in addition to trade execution, which is rebated back to the Fund to offset certain expenses. This amount totaled $235,596 for the period.

In addition, FMR reimbursed a portion of the Fund's operating expenses during the period in the amount of $6,754.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2013	2012
From net investment income
Class A	$ 785,355	$ 57,416
Class T	231,402	-
Class B	9,411	-
Class C	90,526	-
Small Cap Value	13,318,853	2,736,678
Class F	5,669,081	858,633
Institutional Class	1,307,393	160,977
Total	$ 21,412,021	$ 3,813,704
From net realized gain
Class A	$ 5,001,914	$ 8,369,079
Class T	1,871,336	3,332,444
Class B	211,601	513,839
Class C	1,589,582	2,835,863
Small Cap Value	54,759,308	109,450,254
Class F	17,097,966	18,207,376
Institutional Class	4,663,655	6,261,999
Total	$ 85,195,362	$ 148,970,854

Annual Report

Notes to Financial Statements - continued

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2013	2012	2013	2012
Class A
Shares sold	6,665,265	3,582,114	$ 113,825,347	$ 51,112,084
Reinvestment of distributions	357,182	639,382	5,478,656	7,957,627
Shares redeemed	(3,345,663)	(3,203,028)	(56,976,312)	(45,298,282)
Net increase (decrease)	3,676,784	1,018,468	$ 62,327,691	$ 13,771,429
Class T
Shares sold	2,420,486	1,074,645	$ 41,524,163	$ 15,238,625
Reinvestment of distributions	135,952	264,657	2,060,454	3,258,576
Shares redeemed	(1,017,057)	(1,066,289)	(17,196,752)	(14,773,000)
Net increase (decrease)	1,539,381	273,013	$ 26,387,865	$ 3,724,201
Class B
Shares sold	63,699	17,886	$ 1,033,590	$ 244,464
Reinvestment of distributions	12,922	36,117	189,673	433,889
Shares redeemed	(174,192)	(156,185)	(2,861,489)	(2,129,294)
Net increase (decrease)	(97,571)	(102,182)	$ (1,638,226)	$ (1,450,941)
Class C
Shares sold	1,262,288	840,854	$ 20,129,471	$ 11,606,643
Reinvestment of distributions	98,556	202,948	1,448,319	2,439,209
Shares redeemed	(683,043)	(895,789)	(11,003,236)	(12,102,998)
Net increase (decrease)	677,801	148,013	$ 10,574,554	$ 1,942,854
Small Cap Value
Shares sold	46,643,321	27,786,966	$ 815,184,196	$ 403,227,336
Reinvestment of distributions	4,065,017	8,564,707	63,037,497	107,820,730
Shares redeemed	(35,306,999)	(41,177,942)	(618,245,939)	(579,334,071)
Net increase (decrease)	15,401,339	(4,826,269)	$ 259,975,754	$ (68,286,005)
Class F
Shares sold	7,943,352	17,383,615	$ 133,806,197	$ 249,495,726
Reinvestment of distributions	1,465,154	1,506,337	22,767,047	19,066,009
Shares redeemed	(8,168,596)	(1,906,027)	(151,555,822)	(26,618,099)
Net increase (decrease)	1,239,910	16,983,925	$ 5,017,422	$ 241,943,636
Institutional Class
Shares sold	11,988,758	4,662,732	$ 206,274,907	$ 67,294,175
Reinvestment of distributions	337,968	445,761	5,246,517	5,619,794
Shares redeemed	(3,783,835)	(2,373,514)	(66,718,093)	(33,655,059)
Net increase (decrease)	8,542,891	2,734,979	$ 144,803,331	$ 39,258,910

Annual Report

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Fidelity Freedom Funds and Fidelity Freedom K Funds were the owners of record, in the aggregate, of approximately 31% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Small Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Small Cap Value Fund (a fund of Fidelity Securities Fund) at July 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Small Cap Value Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 16, 2013

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 166 Fidelity funds. Mr. Curvey oversees 387 Fidelity funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 230 Fidelity funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person of the trust and the fund (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund's are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)

Year of Election or Appointment: 2011

Mr. O'Hanley serves as a Trustee and Chairman of the Board of Trustees of other Fidelity funds (2013-present), and is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present) and serves as a Trustee of other Fidelity funds (2013-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present) and serves as a Trustee of other Fidelity funds (2013-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2008-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as Vice President of other Fidelity funds (2009-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (1964)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (1968)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Assistant Secretary of other Fidelity funds (2009-present), Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (1958)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (1968)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon also serves as Chief Compliance Officer of other Fidelity funds (2012-present). Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present), Deputy Treasurer (2008-present), and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (1971)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Deputy Treasurer of other Fidelity funds (2012-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as Assistant Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2012-2013), an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer of Fidelity's Equity and High Income Funds. Ms. Smith also serves as Deputy Treasurer of other Fidelity funds (2013-present) and is an employee of Fidelity Investments (2009-present). Previously, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as President and Treasurer (2013-present) and Assistant Treasurer (2010-present) of other Fidelity funds, Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2013-present), and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Deputy Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2008-2013), Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Gary W. Ryan (1958)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Small Cap Value Fund voted to pay to shareholders of record at the opening of business, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class F	09/16/13	09/13/13	$0.0560	$1.252

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31,2013, $300,428,923, or, if subsequently determined to be different, the net capital gain of such year.

Class F designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class F designates 100% of the dividends distributed during the fiscal year as amounts which can be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Small Cap Value Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is a part of the Fidelity family of funds.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in January 2013.

Annual Report

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved.  In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following:  general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box) and 75th percentile (bottom of box) of the peer universe.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Small Cap Value Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 14% means that 86% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity Small Cap Value Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Institutional Class, the retail class and Class F ranked below its competitive median for 2012, the total expense ratio of Class A ranked equal to its competitive median for 2012, and the total expense ratio of each of Class T, Class B and Class C ranked above its competitive median for 2012. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Annual Report

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board considered that although the fund is partially closed to new investors, it continues to incur investment management expenses, and marketing and distribution expenses related to the retention of existing shareholders and assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its July 2013 meeting, the Board voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate" effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.
New York, NY

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

SCV-F-ANN-0913
1.891896.104

Fidelity®

Series Real Estate Equity

Fund

Fidelity Series Real Estate Equity Fund

Class F

Annual Report

July 31, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 for Fidelity® Series Real Estate Equity Fund or 1-800-835-5092 for Class F of the fund to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 30, 2013	Past 1 year	Life of fund A
Fidelity® Series Real Estate Equity Fund	8.06%	18.41%
Class F	8.27%	18.61%

A From October 20, 2011.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Series Real Estate Equity Fund, a class of the fund, on October 20, 2011, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: The bull run in U.S. stocks comfortably settled into a fifth year, as major equity benchmarks ripped through records during the 12 months ending July 31, 2013. Gains were fueled by a generally improving global economy and accommodative monetary policies worldwide. The tone was positive for most of the year, based largely on stronger U.S. economic data, including employment, housing and consumer sentiment. Setting a series of new highs along the way, the broad-based S&P 500® Index rose an impressive 25.00% for the 12 months, while the blue-chip-laden Dow Jones Industrial AverageSM also moved into record territory en route to a 22.36% gain. The growth-oriented Nasdaq Composite Index® had a similarly strong run, advancing 25.15%. During the year, markets were resilient amid intermittent volatility over debt woes in Europe, the 2012 U.S. presidential election and year-end Congressional gridlock over the federal budget. In mid-to-late June, concern arose about the U.S. Federal Reserve possibly tapering its sustaining bond-buying strategy - which prompted a brief, but steep, market sell-off. However, investors' continued quest for yield and the Fed's pledge to keep buying bonds until the economy showed significant improvement overpowered the uncertainty and helped equities climb notably higher in July to close the period on a strong note.

Comments from Samuel Wald, Portfolio Manager of Fidelity® Series Real Estate Equity Fund: For the year, the fund's Series Real Estate Equity and Class F shares gained 8.06% and 8.27%, respectively, outperforming the benchmark Dow Jones U.S. Select Real Estate Securities IndexSM, which rose 6.53%. REITs generally trended upward until May, when higher interest rates began weighing heavily on the market. My investment approach seeks to generate repeatable outperformance over time via individual security selection. Relative to the Dow Jones index, one notable source of strength was the fund's position in senior housing operators - such as Brookdale Senior Living, Sunrise Senior Living and Emeritus, all of which were out-of-benchmark names - whose valuation and appreciation potential struck me as more attractive than those offered by health care REITs. I added to the fund's Brookdale and Emeritus stakes, while I sold Sunrise in August. In contrast, the fund's biggest individual detractor was Education Realty Trust, an operator of student housing facilities that was hampered this period by poor industry supply/demand trends. A sizable underweighting, on average, in retail strip center REIT Kimco Realty also limited results. I sold Kimco from the portfolio in January.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2013 to July 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense Ratio B	Beginning Account Value February 1, 2013	Ending Account Value July 31, 2013	Expenses Paid During Period* February 1, 2013 to July 31, 2013
Series Real Estate Equity	.78%
Actual		$ 1,000.00	$ 1,031.70	$ 3.93
Hypothetical A		$ 1,000.00	$ 1,020.93	$ 3.91
Class F	.60%
Actual		$ 1,000.00	$ 1,031.60	$ 3.02
Hypothetical A		$ 1,000.00	$ 1,021.82	$ 3.01

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Simon Property Group, Inc.	12.2	12.0
Public Storage	7.1	7.8
Ventas, Inc.	6.8	7.6
Prologis, Inc.	6.1	6.8
SL Green Realty Corp.	4.6	4.1
Boston Properties, Inc.	4.4	3.5
Camden Property Trust (SBI)	3.8	4.0
Essex Property Trust, Inc.	3.5	3.3
HCP, Inc.	2.9	3.6
Alexandria Real Estate Equities, Inc.	2.8	1.1
	54.2
Top Five REIT Sectors as of July 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
REITs - Office Buildings	17.6	14.5
REITs - Apartments	16.5	16.9
REITs - Industrial Buildings	16.0	16.3
REITs - Malls	15.6	16.6
REITs - Health Care Facilities	11.9	13.2
Asset Allocation (% of fund's net assets)
As of July 31, 2013	As of January 31, 2013
Stocks 97.9%	Stocks 96.8%
Short-Term Investments and Net Other Assets (Liabilities) 2.1%	Short-Term Investments and Net Other Assets (Liabilities) 3.2%

Annual Report

Investments July 31, 2013

Showing Percentage of Net Assets

Common Stocks - 97.9%
	Shares	Value
HEALTH CARE PROVIDERS & SERVICES - 2.7%
Health Care Facilities - 2.7%
Brookdale Senior Living, Inc. (a)	513,566	$ 14,955,042
Emeritus Corp. (a)	530,988	12,313,612
TOTAL HEALTH CARE FACILITIES		27,268,654
REAL ESTATE INVESTMENT TRUSTS - 94.2%
REITs - Apartments - 16.5%
AvalonBay Communities, Inc.	167,400	22,655,916
Camden Property Trust (SBI)	543,072	38,308,299
Education Realty Trust, Inc.	1,507,098	14,211,934
Equity Residential (SBI)	398,551	22,318,856
Essex Property Trust, Inc.	223,967	36,123,637
Home Properties, Inc.	406,197	25,919,431
Mid-America Apartment Communities, Inc.	140,328	9,479,156
TOTAL REITS - APARTMENTS		169,017,229
REITs - Health Care Facilities - 11.9%
HCP, Inc.	682,359	29,935,089
Health Care REIT, Inc.	355,526	22,927,872
Ventas, Inc.	1,055,137	69,364,706
TOTAL REITS - HEALTH CARE FACILITIES		122,227,667
REITs - Hotels - 5.5%
Chesapeake Lodging Trust	860,068	19,704,158
Host Hotels & Resorts, Inc.	1,255,600	22,425,016
Sunstone Hotel Investors, Inc.	1,071,766	13,868,652
TOTAL REITS - HOTELS		55,997,826
REITs - Industrial Buildings - 16.0%
DuPont Fabros Technology, Inc. (d)	478,100	10,953,271
First Industrial Realty Trust, Inc.	655,925	10,730,933
First Potomac Realty Trust	333,960	4,531,837
Prologis, Inc.	1,635,726	62,746,449
Public Storage	459,550	73,169,551
Terreno Realty Corp.	91,400	1,676,276
TOTAL REITS - INDUSTRIAL BUILDINGS		163,808,317
Common Stocks - continued
	Shares	Value
REAL ESTATE INVESTMENT TRUSTS - CONTINUED
REITs - Malls - 15.6%
CBL & Associates Properties, Inc.	342,549	$ 7,799,841
General Growth Properties, Inc.	1,300,900	26,980,666
Simon Property Group, Inc.	778,468	124,601,588
TOTAL REITS - MALLS		159,382,095
REITs - Management/Investment - 2.4%
Coresite Realty Corp.	260,681	8,852,727
Digital Realty Trust, Inc.	27,300	1,509,417
Equity Lifestyle Properties, Inc.	166,100	6,393,189
Retail Properties America, Inc.	489,462	6,896,520
Weyerhaeuser Co.	36,700	1,042,280
TOTAL REITS - MANAGEMENT/INVESTMENT		24,694,133
REITs - Mobile Home Parks - 0.7%
Sun Communities, Inc.	147,823	7,157,590
REITs - Office Buildings - 17.6%
Alexandria Real Estate Equities, Inc.	417,678	28,610,943
Boston Properties, Inc.	418,275	44,734,511
Cousins Properties, Inc.	2,199,531	22,545,193
Douglas Emmett, Inc.	795,600	19,897,956
Highwoods Properties, Inc. (SBI)	6,961	252,545
Piedmont Office Realty Trust, Inc. Class A	963,400	17,427,906
SL Green Realty Corp.	517,600	46,920,440
TOTAL REITS - OFFICE BUILDINGS		180,389,494
REITs - Shopping Centers - 7.8%
Acadia Realty Trust (SBI)	418,100	10,778,618
Cedar Shopping Centers, Inc.	949,867	5,262,263
Equity One, Inc.	973,769	22,533,015
Excel Trust, Inc.	123,092	1,597,734
Glimcher Realty Trust	2,136,009	24,008,741
Kite Realty Group Trust	896,300	5,171,651
Vornado Realty Trust	130,400	11,059,224
TOTAL REITS - SHOPPING CENTERS		80,411,246
Common Stocks - continued
	Shares	Value
REAL ESTATE INVESTMENT TRUSTS - CONTINUED
REITs - Storage - 0.2%
Chambers Street Properties (d)	221,568	$ 1,792,485
TOTAL REAL ESTATE INVESTMENT TRUSTS		964,878,082
REAL ESTATE MANAGEMENT & DEVELOPMENT - 1.0%
Real Estate Operating Companies - 1.0%
Forest City Enterprises, Inc. Class A (a)	607,400	10,641,648
TOTAL COMMON STOCKS (Cost $885,443,895)		1,002,788,384
Money Market Funds - 2.7%

Fidelity Cash Central Fund, 0.11% (b)	24,642,810	24,642,810
Fidelity Securities Lending Cash Central Fund, 0.12% (b)(c)	3,315,100	3,315,100
TOTAL MONEY MARKET FUNDS (Cost $27,957,910)		27,957,910
TOTAL INVESTMENT PORTFOLIO - 100.6% (Cost $913,401,805)		1,030,746,294
NET OTHER ASSETS (LIABILITIES) - (0.6)%		(5,796,709)
NET ASSETS - 100%		$ 1,024,949,585
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 41,011
Fidelity Securities Lending Cash Central Fund	20,639
Total	$ 61,650
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2013

Assets
Investment in securities, at value (including securities loaned of $3,185,196) - See accompanying schedule: Unaffiliated issuers (cost $885,443,895)	$ 1,002,788,384
Fidelity Central Funds (cost $27,957,910)	27,957,910
Total Investments (cost $913,401,805)		$ 1,030,746,294
Receivable for investments sold		5,160,386
Receivable for fund shares sold		1,115,434
Dividends receivable		169,400
Distributions receivable from Fidelity Central Funds		16,445
Other receivables		10,079
Total assets		1,037,218,038

Liabilities
Payable for investments purchased	$ 7,423,831
Payable for fund shares redeemed	889,451
Accrued management fee	481,809
Other affiliated payables	111,442
Other payables and accrued expenses	46,820
Collateral on securities loaned, at value	3,315,100
Total liabilities		12,268,453

Net Assets		$ 1,024,949,585
Net Assets consist of:
Paid in capital		$ 877,431,718
Undistributed net investment income		2,701,320
Accumulated undistributed net realized gain (loss) on investments		27,472,058
Net unrealized appreciation (depreciation) on investments		117,344,489
Net Assets		$ 1,024,949,585

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

July 31, 2013

Series Real Estate Equity: Net Asset Value, offering price and redemption price per share ($531,188,375 ÷ 41,285,400 shares)	$ 12.87

Class F: Net Asset Value, offering price and redemption price per share ($493,761,210 ÷ 38,358,308 shares)	$ 12.87

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended July 31, 2013

Investment Income
Dividends		$ 19,791,168
Income from Fidelity Central Funds		61,650
Total income		19,852,818

Expenses
Management fee	$ 4,951,489
Transfer agent fees	945,730
Accounting and security lending fees	303,377
Custodian fees and expenses	30,973
Independent trustees' compensation	5,466
Audit	50,473
Legal	2,489
Miscellaneous	7,940
Total expenses before reductions	6,297,937
Expense reductions	(57,211)	6,240,726
Net investment income (loss)		13,612,092
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		39,712,522
Change in net unrealized appreciation (depreciation) on investment securities		8,545,406
Net gain (loss)		48,257,928
Net increase (decrease) in net assets resulting from operations		$ 61,870,020

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended July 31, 2013	For the period October 20, 2011 (commencement of operations) to July 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 13,612,092	$ 6,063,365
Net realized gain (loss)	39,712,522	8,922,512
Change in net unrealized appreciation (depreciation)	8,545,406	108,799,083
Net increase (decrease) in net assets resulting from operations	61,870,020	123,784,960
Distributions to shareholders from net investment income	(12,676,438)	(4,149,221)
Distributions to shareholders from net realized gain	(20,512,803)	(798,651)
Total distributions	(33,189,241)	(4,947,872)
Share transactions - net increase (decrease)	197,354,537	680,077,181
Total increase (decrease) in net assets	226,035,316	798,914,269

Net Assets
Beginning of period	798,914,269	-
End of period (including undistributed net investment income of $2,701,320 and undistributed net investment income of $1,911,471, respectively)	$ 1,024,949,585	$ 798,914,269

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Series Real Estate Equity

Years ended July 31,	2013	2012 G
Selected Per-Share Data
Net asset value, beginning of period	$ 12.39	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.18	.11
Net realized and unrealized gain (loss)	.78	2.38
Total from investment operations	.96	2.49
Distributions from net investment income	(.17)	(.08)
Distributions from net realized gain	(.31)	(.02)
Total distributions	(.48)	(.10)
Net asset value, end of period	$ 12.87	$ 12.39
Total Return B,C	8.06%	25.03%
Ratios to Average Net Assets E,H
Expenses before reductions	.79%	.81% A
Expenses net of fee waivers, if any	.79%	.81% A
Expenses net of all reductions	.78%	.81% A
Net investment income (loss)	1.44%	1.27% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 531,188	$ 475,392
Portfolio turnover rate F	48%	40% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period October 20, 2011 (commencement of operations) to July 31, 2012.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended July 31,	2013	2012 G
Selected Per-Share Data
Net asset value, beginning of period	$ 12.39	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.21	.13
Net realized and unrealized gain (loss)	.78	2.37
Total from investment operations	.99	2.50
Distributions from net investment income	(.20)	(.09)
Distributions from net realized gain	(.31)	(.02)
Total distributions	(.51)	(.11)
Net asset value, end of period	$ 12.87	$ 12.39
Total Return B,C	8.27%	25.16%
Ratios to Average Net Assets E,H
Expenses before reductions	.60%	.61% A
Expenses net of fee waivers, if any	.60%	.61% A
Expenses net of all reductions	.59%	.61% A
Net investment income (loss)	1.63%	1.47% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 493,761	$ 323,523
Portfolio turnover rate F	48%	40% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period October 20, 2011 (commencement of operations) to July 31, 2012.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2013

1. Organization.

Fidelity Series Real Estate Equity Fund (the Fund) is a non-diversified fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Series Real Estate Equity and Class F shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of July 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 128,199,019
Gross unrealized depreciation	(11,999,865)
Net unrealized appreciation (depreciation) on securities and other investments	$ 116,199,154

Tax Cost	$ 914,547,140

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 8,803,885
Undistributed long-term capital gain	$ 22,514,827
Net unrealized appreciation (depreciation)	$ 116,199,154

The tax character of distributions paid was as follows:

	July 31, 2013	July 31, 2012
Ordinary Income	$ 30,506,015	$ 4,947,872
Long-term Capital Gains	2,683,226	-
Total	$ 33,189,241	$ 4,947,872

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $602,344,236 and $413,902,938, respectively.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .55% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Series Real Estate Equity. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Series Real Estate Equity	$ 945,730.19

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $11,228 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,032 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $20,639. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom FMR places trades on behalf of the Fund include an amount in addition to trade execution, which is rebated back to the Fund to offset certain expenses. This amount totaled $57,177 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $34.

Annual Report

Notes to Financial Statements - continued

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2013	2012 A
From net investment income
Series Real Estate Equity	$ 6,714,600	$ 2,536,950
Class F	5,961,838	1,612,271
Total	$ 12,676,438	$ 4,149,221
From net realized gain
Series Real Estate Equity	$ 11,925,873	$ 550,380
Class F	8,586,930	248,271
Total	$ 20,512,803	$ 798,651

A For the period October 20, 2011 (commencement of operations) to July 31, 2012.

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2013	2012 A	2013	2012 A
Series Real Estate Equity
Shares sold	6,610,741	45,860,755 B	$ 86,029,893	$ 478,790,709 B
Reinvestment of distributions	1,534,780	289,752	18,640,473	3,087,330
Shares redeemed	(5,238,476)	(7,772,152)	(65,738,689)	(82,058,496)
Net increase (decrease)	2,907,045	38,378,355	$ 38,931,677	$ 399,819,543
Class F
Shares sold	12,141,060	28,641,002 B	$ 157,366,547	$ 306,842,724 B
Reinvestment of distributions	1,195,373	172,860	14,548,768	1,860,542
Shares redeemed	(1,083,592)	(2,708,395)	(13,492,455)	(28,445,628)
Net increase (decrease)	12,252,841	26,105,467	$ 158,422,860	$ 280,257,638

A For the period October 20, 2011 (commencement of operations) to July 31, 2012.

B Amount includes in-kind exchanges.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

11. Other - continued

At the end of the period, mutual funds managed by FMR or an FMR affiliate were the owners of record of all of the outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity Series Real Estate Equity Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Series Real Estate Equity Fund (the Fund), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2013, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for the year then ended and for the period from October 20, 2011 (commencement of operations) to July 31, 2012. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2013, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Series Real Estate Equity Fund as of July 31, 2013, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period from October 20, 2011 (commencement of operations) to July 31, 2012, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

September 13, 2013

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 166 Fidelity funds. Mr. Curvey oversees 387 Fidelity funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 230 Fidelity funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person of the trust and the fund (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 for Fidelity Series Real Estate Equity Fund or 1-800-835-5092 for Class F.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)

Year of Election or Appointment: 2011

Mr. O'Hanley serves as a Trustee and Chairman of the Board of Trustees of other Fidelity funds (2013-present), and is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present) and serves as a Trustee of other Fidelity funds (2013-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present) and serves as a Trustee of other Fidelity funds (2013-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2008-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as Vice President of other Fidelity funds (2009-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Christopher S. Bartel (1971)

Year of Election or Appointment: 2009

Vice President of Fidelity's Sector and Real Estate Equity Funds. Mr. Bartel also serves as a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Inc. (2012-present), a Director of Fidelity Management & Research (Hong Kong) (2012-present), and Senior Vice President of Global Equity Research (2010-present). Previously, Mr. Bartel served as Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-2009), and an analyst and portfolio manager (2000-2006).

Scott C. Goebel (1968)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Assistant Secretary of other Fidelity funds (2009-present), Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (1958)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (1968)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon also serves as Chief Compliance Officer of other Fidelity funds (2012-present). Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present), Deputy Treasurer (2008-present), and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (1971)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Deputy Treasurer of other Fidelity funds (2012-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as Assistant Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2012-2013), an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer of Fidelity's Equity and High Income Funds. Ms. Smith also serves as Deputy Treasurer of other Fidelity funds (2013-present) and is an employee of Fidelity Investments (2009-present). Previously, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as President and Treasurer (2013-present) and Assistant Treasurer (2010-present) of other Fidelity funds, Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2013-present), and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Deputy Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2008-2013), Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Gary W. Ryan (1958)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Series Real Estate Equity Fund voted to pay shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Real Estate Equity	09/09/13	09/06/13	$0.042	$0.339
Class F	09/09/13	09/06/13	$0.048	$0.339

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2013, $23,418,373, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.05% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Series Real Estate Equity Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is a part of the Fidelity family of funds.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

Annual Report

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved.  In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following:  general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index for the most recent one-year period, as shown below. Returns are shown compared to the 25th percentile (top of box) and 75th percentile (bottom of box) of the peer universe.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Series Real Estate Equity Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 7% means that 93% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Fidelity Series Real Estate Equity Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the total expense ratio of each class ranked below its competitive median for 2012.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that although the fund is offered only to other funds advised by FMR or an affiliate, it continues to incur investment management expenses. The Board further noted that the fund may continue to realize benefits from the group fee structure, even though assets may not be expected to grow significantly at the fund level. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Amendment to Description of Group Fee Rate. At its July 2013 meeting, the Board voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate" effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

SLE-ANN-0913
1.930453.101

Fidelity®

Series Small Cap Opportunities

Fund

Fidelity Series Small Cap Opportunities Fund

Class F

Annual Report

July 31, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Managers' review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 for Fidelity® Series Small Cap Opportunities Fund or 1-800-835-5092 for Class F of the fund to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2013	Past 1 year	Past 5 years	Life of fund A
Fidelity ® Series Small Cap Opportunities Fund	30.91%	12.91%	6.22%
Class F B	31.09%	13.10%	6.36%

A From March 22, 2007.
B The initial offering of Class F shares took place on June 26, 2009. Returns prior to June 26, 2009 are those of Fidelity Series Small Cap Opportunities Fund, the original class of the fund.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Series Small Cap Opportunities Fund, a class of the fund, on March 22, 2007, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: The bull run in U.S. stocks comfortably settled into a fifth year, as major equity benchmarks ripped through records during the 12 months ending July 31, 2013. Gains were fueled by a generally improving global economy and accommodative monetary policies worldwide. The tone was positive for most of the year, based largely on stronger U.S. economic data, including employment, housing and consumer sentiment. Setting a series of new highs along the way, the broad-based S&P 500® Index rose an impressive 25.00% for the 12 months, while the blue-chip-laden Dow Jones Industrial AverageSM also moved into record territory en route to a 22.36% gain. The growth-oriented Nasdaq Composite Index® had a similarly strong run, advancing 25.15%. During the year, markets were resilient amid intermittent volatility over debt woes in Europe, the 2012 U.S. presidential election and year-end Congressional gridlock over the federal budget. In mid-to-late June, concern arose about the U.S. Federal Reserve possibly tapering its sustaining bond-buying strategy - which prompted a brief, but steep, market sell-off. However, investors' continued quest for yield and the Fed's pledge to keep buying bonds until the economy showed significant improvement overpowered the uncertainty and helped equities climb notably higher in July to close the period on a strong note.

Comments from Richard Thompson, who became Lead Portfolio Manager of Fidelity® Series Small Cap Opportunities Fund on January 1, 2013, and Anmol Mehra, one of the fund's Co-Portfolio Managers: For the year, the fund's Series Small Cap Opportunities and Class F shares returned 30.91% and 31.09%, respectively, lagging the 34.76% gain of the Russell 2000® Index. Despite the relative underperformance this period, we remain confident that the fund's multi-manager approach and its emphasis on security selection with sector neutrality can support our goal of delivering consistent risk-adjusted returns over the long term. Versus the index, the fund's average cash stake of 3% took a big toll amid a strong market. Our largest individual detractor was a non-index stake in voice-activation software firm Nuance Communications, whose shares plummeted on weak financial results. It also was a miss to hold even a scant stake in Wall Street market maker Knight Capital Group, since a major glitch in the firm's software caused enormous trading losses and its stock to plummet. We felt this was a sign of poor risk management on the company's part and sold the stock. On the plus side, specialty furniture and electronics retailer Conn's helped, as the firm's shares climbed on strong sales and upbeat earnings guidance. We also found success with an out-of-benchmark position in wireless service provider Clearwire. Its shares were riding high after two competitive acquisition bids emerged early in the period, and we sold the stock in January to lock in profits.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2013 to July 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense Ratio B	Beginning Account Value February 1, 2013	Ending Account Value July 31, 2013	Expenses Paid During Period* February 1, 2013 to July 31, 2013
Series Small Cap Opportunities	.93%
Actual		$ 1,000.00	$ 1,154.20	$ 4.97
HypotheticalA		$ 1,000.00	$ 1,020.18	$ 4.66
Class F	.75%
Actual		$ 1,000.00	$ 1,154.20	$ 4.01
HypotheticalA		$ 1,000.00	$ 1,021.08	$ 3.76

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
PacWest Bancorp	1.2	1.1
Banner Bank	1.0	0.0
Waddell & Reed Financial, Inc. Class A	1.0	1.0
MB Financial, Inc.	1.0	0.7
Associated Banc-Corp.	1.0	0.9
Conn's, Inc.	1.0	0.7
Pennsylvania Real Estate Investment Trust (SBI)	1.0	0.0
City National Corp.	1.0	0.9
Allied World Assurance Co. Holdings Ltd.	0.9	1.0
Fifth & Pacific Companies, Inc.	0.9	0.0
	10.0
Top Five Market Sectors as of July 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	22.3	21.5
Information Technology	18.1	18.1
Industrials	14.1	14.7
Consumer Discretionary	13.9	13.6
Health Care	11.7	10.6
Asset Allocation (% of fund's net assets)
As of July 31, 2013*		As of January 31, 2013**
	Stocks and Equity Futures 97.7%		Stocks and Equity Futures 96.9%
	Convertible Securities 0.0%		Convertible Securities 0.1%
	Short-Term Investments and Net Other Assets (Liabilities) 2.3%		Short-Term Investments and Net Other Assets (Liabilities) 3.0%
* Foreign investments	6.6%	** Foreign investments	6.7%

Annual Report

Investments July 31, 2013

Showing Percentage of Net Assets

Common Stocks - 97.4%
	Shares	Value
CONSUMER DISCRETIONARY - 13.9%
Auto Components - 1.4%
Dorman Products, Inc.	401,649	$ 18,909,635
Tenneco, Inc. (a)	437,486	21,143,698
		40,053,333
Hotels, Restaurants & Leisure - 2.1%
Del Frisco's Restaurant Group, Inc. (a)	761,336	16,018,509
Interval Leisure Group, Inc.	965,192	20,761,280
Life Time Fitness, Inc. (a)	466,599	24,865,061
		61,644,850
Household Durables - 0.6%
KB Home (d)	919,119	16,314,362
Internet & Catalog Retail - 0.7%
HSN, Inc.	364,307	21,880,278
Leisure Equipment & Products - 0.7%
Brunswick Corp.	559,990	21,139,623
Media - 1.0%
MDC Partners, Inc. Class A (sub. vtg.)	653,000	16,070,329
Nexstar Broadcasting Group, Inc. Class A	345,407	12,448,468
		28,518,797
Multiline Retail - 0.1%
Dollarama, Inc.	61,666	4,450,687
Specialty Retail - 4.9%
Ascena Retail Group, Inc. (a)	956,845	18,266,171
Conn's, Inc. (a)(d)	451,873	29,200,033
DSW, Inc. Class A	103,154	7,818,042
Francescas Holdings Corp. (a)(d)	976,835	24,284,118
GameStop Corp. Class A	327,100	16,047,526
Genesco, Inc. (a)	359,125	25,275,218
Rent-A-Center, Inc.	576,319	23,046,997
		143,938,105
Textiles, Apparel & Luxury Goods - 2.4%
Fifth & Pacific Companies, Inc. (a)	1,115,508	26,571,401
Hanesbrands, Inc.	312,948	19,859,680
Steven Madden Ltd. (a)	504,953	25,964,683
		72,395,764
TOTAL CONSUMER DISCRETIONARY		410,335,799
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - 3.5%
Beverages - 0.2%
Cott Corp.	808,400	$ 6,760,935
Food & Staples Retailing - 1.7%
Fresh Market, Inc. (a)	231,422	12,214,453
Susser Holdings Corp. (a)	307,970	15,928,208
United Natural Foods, Inc. (a)	369,955	21,679,363
		49,822,024
Food Products - 1.6%
Calavo Growers, Inc. (d)	461,226	12,526,898
Fresh Del Monte Produce, Inc.	596,113	16,744,814
Post Holdings, Inc. (a)	72,605	3,368,146
WhiteWave Foods Co. (d)	734,200	13,722,198
		46,362,056
TOTAL CONSUMER STAPLES		102,945,015
ENERGY - 5.7%
Energy Equipment & Services - 1.0%
Atwood Oceanics, Inc. (a)	302,500	17,042,850
Total Energy Services, Inc.	761,850	11,296,831
		28,339,681
Oil, Gas & Consumable Fuels - 4.7%
Atlas Pipeline Partners LP	495,615	18,783,809
Cloud Peak Energy, Inc. (a)	835,000	13,385,050
Energen Corp.	86,138	5,158,805
Genesis Energy LP	168,746	8,411,988
PDC Energy, Inc. (a)	458,085	25,263,388
Rosetta Resources, Inc. (a)	563,942	25,721,395
Stone Energy Corp. (a)	979,312	23,856,040
Targa Resources Corp.	289,300	19,721,581
		140,302,056
TOTAL ENERGY		168,641,737
FINANCIALS - 22.3%
Capital Markets - 1.5%
AURELIUS AG	488,607	14,622,162
Waddell & Reed Financial, Inc. Class A	588,841	30,066,221
		44,688,383
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Commercial Banks - 8.5%
Associated Banc-Corp.	1,770,428	$ 29,991,050
Bank of the Ozarks, Inc.	481,987	23,029,339
Banner Bank	815,244	30,229,248
BBCN Bancorp, Inc.	1,610,410	23,528,090
Bridge Capital Holdings (a)	465,829	7,681,520
Cathay General Bancorp	846,324	20,108,658
City National Corp.	413,978	28,783,890
MB Financial, Inc.	1,043,849	30,041,974
National Penn Bancshares, Inc.	1,934,044	20,868,335
PacWest Bancorp (d)	1,038,025	36,766,845
		251,028,949
Insurance - 3.9%
Allied World Assurance Co. Holdings Ltd.	281,800	26,672,370
Amerisafe, Inc.	685,035	24,476,301
Aspen Insurance Holdings Ltd.	490,400	18,385,096
Primerica, Inc.	584,391	23,983,407
ProAssurance Corp.	431,563	23,101,567
		116,618,741
Real Estate Investment Trusts - 7.3%
American Assets Trust, Inc.	575,671	18,651,740
Cousins Properties, Inc.	2,252,320	23,086,280
DCT Industrial Trust, Inc.	3,300,500	24,786,755
DuPont Fabros Technology, Inc. (d)	781,530	17,904,852
Glimcher Realty Trust	1,500,359	16,864,035
Home Properties, Inc.	309,791	19,767,764
National Retail Properties, Inc. (d)	487,641	17,062,559
Parkway Properties, Inc.	1,268,446	22,197,805
Pennsylvania Real Estate Investment Trust (SBI)	1,409,602	29,178,761
Ramco-Gershenson Properties Trust (SBI)	1,648,250	25,531,393
		215,031,944
Thrifts & Mortgage Finance - 1.1%
Washington Federal, Inc.	755,525	16,432,669
WSFS Financial Corp.	275,789	16,417,719
		32,850,388
TOTAL FINANCIALS		660,218,405
Common Stocks - continued
	Shares	Value
HEALTH CARE - 11.7%
Biotechnology - 5.1%
Achillion Pharmaceuticals, Inc. (a)	1,054,153	$ 7,526,652
Agios Pharmaceuticals, Inc.	22,400	653,184
Agios Pharmaceuticals, Inc.	128,706	3,377,760
ARIAD Pharmaceuticals, Inc. (a)	356,457	6,622,971
Astex Pharmaceuticals, Inc. (a)	1,203,358	6,293,562
BioMarin Pharmaceutical, Inc. (a)	100,444	6,493,705
Bluebird Bio, Inc.	18,500	575,905
Coronado Biosciences, Inc. (a)(d)	589,782	4,617,993
Cubist Pharmaceuticals, Inc. (a)	135,207	8,427,452
Discovery Laboratories, Inc. (a)(d)	2,240,998	3,608,007
Hyperion Therapeutics, Inc.	216,866	5,432,493
Infinity Pharmaceuticals, Inc. (a)	245,557	5,200,897
Insmed, Inc. (a)	664,002	7,377,062
InterMune, Inc. (a)	440,653	6,834,528
Isis Pharmaceuticals, Inc. (a)(d)	451,172	13,016,312
Medivation, Inc. (a)	117,214	6,783,174
MEI Pharma, Inc. (a)	774,823	5,880,907
Merrimack Pharmaceuticals, Inc. (a)(d)	1,128,665	5,395,019
Neurocrine Biosciences, Inc. (a)	649,300	9,083,707
Novavax, Inc. (a)(d)	2,913,791	7,838,098
PTC Therapeutics, Inc. (a)(d)	363,600	5,693,976
Synageva BioPharma Corp. (a)	161,013	7,744,725
Theravance, Inc. (a)	181,549	7,000,529
Threshold Pharmaceuticals, Inc. (a)	390,086	2,114,266
XOMA Corp. (a)	1,469,611	7,979,988
		151,572,872
Health Care Equipment & Supplies - 2.3%
Align Technology, Inc. (a)	332,239	14,299,567
Cerus Corp. (a)(d)	2,564,040	14,358,624
ICU Medical, Inc. (a)	110,488	7,920,885
Sirona Dental Systems, Inc. (a)	80,457	5,680,264
Steris Corp.	392,557	17,672,916
Teleflex, Inc.	93,382	7,417,332
		67,349,588
Health Care Providers & Services - 2.2%
BioScrip, Inc. (a)	824,016	13,390,260
Brookdale Senior Living, Inc. (a)	370,195	10,780,078
MEDNAX, Inc. (a)	80,145	7,807,726
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Providers & Services - continued
Molina Healthcare, Inc. (a)	478,567	$ 17,764,407
Team Health Holdings, Inc. (a)	390,401	15,701,928
		65,444,399
Health Care Technology - 0.6%
HMS Holdings Corp. (a)	198,300	4,796,877
Medidata Solutions, Inc. (a)	132,002	12,214,145
		17,011,022
Life Sciences Tools & Services - 0.9%
Bruker BioSciences Corp. (a)	865,744	15,514,132
PerkinElmer, Inc.	277,285	9,452,646
		24,966,778
Pharmaceuticals - 0.6%
Biodelivery Sciences International, Inc. (a)(d)	1,431,016	6,181,989
ViroPharma, Inc. (a)	367,734	12,620,631
		18,802,620
TOTAL HEALTH CARE		345,147,279
INDUSTRIALS - 14.1%
Aerospace & Defense - 1.1%
AAR Corp.	277,588	6,728,733
Teledyne Technologies, Inc. (a)	303,934	24,366,389
		31,095,122
Air Freight & Logistics - 1.0%
Hub Group, Inc. Class A (a)	515,263	19,708,810
UTI Worldwide, Inc.	622,100	10,264,650
		29,973,460
Commercial Services & Supplies - 1.8%
Tetra Tech, Inc. (a)	621,768	14,673,725
United Stationers, Inc.	456,800	18,906,952
West Corp.	945,623	20,765,881
		54,346,558
Construction & Engineering - 1.2%
MasTec, Inc. (a)	617,710	20,384,430
URS Corp.	320,600	14,907,900
		35,292,330
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Electrical Equipment - 1.2%
General Cable Corp.	710,110	$ 22,382,667
Polypore International, Inc. (a)(d)	324,000	13,604,760
		35,987,427
Industrial Conglomerates - 0.6%
Carlisle Companies, Inc.	247,500	16,765,650
Machinery - 2.8%
Actuant Corp. Class A	598,431	21,130,599
Harsco Corp.	519,081	13,371,527
Navistar International Corp. (a)(d)	522,253	17,834,940
TriMas Corp. (a)	489,497	18,126,074
Wabtec Corp.	226,000	13,121,560
		83,584,700
Marine - 0.2%
DryShips, Inc. (a)(d)	2,704,303	5,192,262
Professional Services - 2.3%
Dun & Bradstreet Corp.	205,206	21,265,498
Manpower, Inc.	203,164	13,585,577
Stantec, Inc. (d)	441,700	20,427,174
Towers Watson & Co.	163,900	13,805,297
		69,083,546
Trading Companies & Distributors - 1.9%
DXP Enterprises, Inc. (a)	232,420	16,036,980
Kaman Corp.	422,030	15,978,056
Watsco, Inc.	246,177	22,980,623
		54,995,659
TOTAL INDUSTRIALS		416,316,714
INFORMATION TECHNOLOGY - 18.1%
Communications Equipment - 2.4%
Alcatel-Lucent SA sponsored ADR (a)	1,073,800	2,727,452
Aruba Networks, Inc. (a)	1,433,367	25,485,265
Brocade Communications Systems, Inc. (a)	1,564,975	10,422,734
Finisar Corp. (a)	579,257	11,197,038
Polycom, Inc. (a)	1,206,426	11,533,433
Riverbed Technology, Inc. (a)	591,114	9,245,023
Sonus Networks, Inc. (a)	487,721	1,668,006
		72,278,951
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - 2.1%
Cray, Inc. (a)	493,607	$ 11,436,874
NCR Corp. (a)	493,600	17,769,600
Quantum Corp. (a)	9,868,411	15,789,458
Super Micro Computer, Inc. (a)	1,405,512	16,289,884
		61,285,816
Electronic Equipment & Components - 2.2%
Fabrinet (a)	396,841	5,877,215
Insight Enterprises, Inc. (a)	353,316	7,557,429
InvenSense, Inc. (a)(d)	697,084	12,324,445
Jabil Circuit, Inc.	1,129,413	25,965,205
Neonode, Inc. (a)	861,990	6,714,902
TTM Technologies, Inc. (a)	635,798	5,874,774
		64,313,970
Internet Software & Services - 2.3%
Bankrate, Inc. (a)	1,130,687	20,273,218
Demand Media, Inc. (a)	837,123	5,474,784
EarthLink, Inc.	698,166	4,377,501
LivePerson, Inc. (a)	1,169,771	10,808,684
Points International Ltd. (a)	348,758	7,568,049
Rackspace Hosting, Inc. (a)	126,000	5,706,540
Unwired Planet, Inc. (a)	1,285,679	2,609,928
Unwired Planet, Inc. rights (a)	1,285,679	38,751
Web.com Group, Inc. (a)	437,319	11,361,548
		68,219,003
IT Services - 3.7%
Euronet Worldwide, Inc. (a)	563,789	20,753,073
ExlService Holdings, Inc. (a)	693,962	19,430,936
Genpact Ltd.	736,168	15,010,466
Heartland Payment Systems, Inc. (d)	325,520	12,145,151
Pactera Technology International Ltd. ADR	931,336	6,239,951
Sapient Corp. (a)	1,842,553	25,261,402
ServiceSource International, Inc. (a)	1,054,832	11,255,057
		110,096,036
Semiconductors & Semiconductor Equipment - 1.5%
Atmel Corp. (a)	983,997	7,773,576
Entegris, Inc. (a)	422,245	4,023,995
Monolithic Power Systems, Inc.	278,677	7,295,764
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
RF Micro Devices, Inc. (a)	1,325,550	$ 6,879,605
Skyworks Solutions, Inc. (a)	801,258	19,246,217
		45,219,157
Software - 3.9%
BroadSoft, Inc. (a)	341,766	10,198,297
Ellie Mae, Inc. (a)	303,620	7,150,251
MICROS Systems, Inc. (a)(d)	431,307	21,017,590
Nuance Communications, Inc. (a)	1,152,117	21,613,715
Parametric Technology Corp. (a)	598,878	16,217,616
Rovi Corp. (a)	426,300	9,604,539
Synchronoss Technologies, Inc. (a)	662,131	22,836,898
Verint Systems, Inc. (a)	142,214	5,088,417
		113,727,323
TOTAL INFORMATION TECHNOLOGY		535,140,256
MATERIALS - 4.8%
Chemicals - 2.3%
Axiall Corp.	494,194	21,784,072
Cabot Corp.	447,294	18,348,000
PolyOne Corp.	541,101	15,643,230
Zoltek Companies, Inc. (a)(d)	849,000	11,826,570
		67,601,872
Construction Materials - 0.4%
Eagle Materials, Inc.	171,666	11,584,022
Containers & Packaging - 0.5%
Silgan Holdings, Inc.	310,633	14,984,936
Metals & Mining - 1.3%
Carpenter Technology Corp.	251,441	13,145,335
Worthington Industries, Inc.	692,138	24,757,776
		37,903,111
Paper & Forest Products - 0.3%
Canfor Corp. (a)	411,800	8,688,254
TOTAL MATERIALS		140,762,195
TELECOMMUNICATION SERVICES - 0.5%
Diversified Telecommunication Services - 0.5%
Towerstream Corp. (a)(d)(e)	5,045,286	14,782,688
Common Stocks - continued
	Shares	Value
UTILITIES - 2.8%
Electric Utilities - 2.4%
Cleco Corp.	365,500	$ 17,730,405
El Paso Electric Co.	281,680	10,639,054
IDACORP, Inc.	224,026	11,821,852
PNM Resources, Inc.	615,151	14,443,745
Portland General Electric Co.	489,482	15,516,579
		70,151,635
Gas Utilities - 0.4%
Atmos Energy Corp.	294,776	13,040,890
TOTAL UTILITIES		83,192,525
TOTAL COMMON STOCKS (Cost $2,227,053,703)		2,877,482,613
U.S. Treasury Obligations - 0.0%
Principal Amount
U.S. Treasury Bills, yield at date of purchase 0.02% to 0.03% 9/12/13 to 10/3/13 (f) (Cost $694,975)	$ 695,000	694,971
Money Market Funds - 7.7%
	Shares
Fidelity Cash Central Fund, 0.11% (b)	85,172,945	85,172,945
Fidelity Securities Lending Cash Central Fund, 0.12% (b)(c)	142,393,613	142,393,613
TOTAL MONEY MARKET FUNDS (Cost $227,566,558)		227,566,558
Cash Equivalents - 0.4%
	Maturity Amount	Value
Investments in repurchase agreements in a joint trading account at 0.06%, dated 7/31/13 due 8/1/13 (Collateralized by U.S. Treasury Obligations) # (Cost $10,552,000)	$ 10,552,019	$ 10,552,000
TOTAL INVESTMENT PORTFOLIO - 105.5% (Cost $2,465,867,236)		3,116,296,142
NET OTHER ASSETS (LIABILITIES) - (5.5)%		(161,706,579)
NET ASSETS - 100%		$ 2,954,589,563
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
92 NYFE Russell 2000 Mini Index Contracts	Sept. 2013	$ 9,594,680	$ 457,832

The face value of futures purchased as a percentage of net assets is 0.3%
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
(f) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $489,978.
# Additional information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value
$10,552,000 due 8/01/13 at 0.06%
Barclays Capital, Inc.	$ 2,947,535
Merrill Lynch, Pierce, Fenner & Smith, Inc.	2,063,098
UBS Securities LLC	5,541,367
$ 10,552,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 148,184
Fidelity Securities Lending Cash Central Fund	2,199,640
Total	$ 2,347,824
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Biodelivery Sciences International, Inc.	$ 8,128,124	$ 891,548	$ 2,846,353	$ -	$ -
MEI Pharma, Inc.	-	7,231,527	1,935,596	-	-
Towerstream Corp.	-	17,068,284	1,129,437	-	14,782,688
Total	$ 8,128,124	$ 25,191,359	$ 5,911,386	$ -	$ 14,782,688
Other Information

The following is a summary of the inputs used, as of July 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 410,335,799	$ 410,335,799	$ -	$ -
Consumer Staples	102,945,015	102,945,015	-	-
Energy	168,641,737	168,641,737	-	-
Financials	660,218,405	660,218,405	-	-
Health Care	345,147,279	341,769,519	3,377,760	-
Industrials	416,316,714	416,316,714	-	-
Information Technology	535,140,256	535,101,505	38,751	-
Materials	140,762,195	140,762,195	-	-
Telecommunication Services	14,782,688	14,782,688	-	-
Utilities	83,192,525	83,192,525	-	-
U.S. Government and Government Agency Obligations	694,971	-	694,971	-
Money Market Funds	227,566,558	227,566,558	-	-
Cash Equivalents	10,552,000	-	10,552,000	-
Total Investments in Securities:	$ 3,116,296,142	$ 3,101,632,660	$ 14,663,482	$ -
Derivative Instruments:
Assets
Futures Contracts	$ 457,832	$ 457,832	$ -	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of July 31, 2013. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 457,832	$ -
Total Value of Derivatives	$ 457,832	$ -

(a) Reflects gross cumulative appreciation/(depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end variation margin is separately presented in the Statement of Assets and Liabilities and is included in the receivable/payable for daily variation margin for derivative instruments line-items.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2013

Assets
Investment in securities, at value (including securities loaned of $140,133,976 and repurchase agreements of $10,552,000) - See accompanying schedule: Unaffiliated issuers (cost $2,222,537,712)	$ 2,873,946,896
Fidelity Central Funds (cost $227,566,558)	227,566,558
Other affiliated issuers (cost $15,762,966)	14,782,688
Total Investments (cost $2,465,867,236)		$ 3,116,296,142
Cash		32,240
Foreign currency held at value (cost $31,522)		31,522
Receivable for investments sold		42,074,019
Receivable for fund shares sold		1,237,725
Dividends receivable		1,223,699
Distributions receivable from Fidelity Central Funds		48,138
Other receivables		106,762
Total assets		3,161,050,247

Liabilities
Payable for investments purchased	$ 23,984,282
Payable for fund shares redeemed	38,023,432
Accrued management fee	1,671,904
Payable for daily variation margin for derivative instruments	6,440
Other affiliated payables	313,601
Other payables and accrued expenses	67,412
Collateral on securities loaned, at value	142,393,613
Total liabilities		206,460,684

Net Assets		$ 2,954,589,563
Net Assets consist of:
Paid in capital		$ 2,091,257,209
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		212,453,852
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		650,878,502
Net Assets		$ 2,954,589,563

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

July 31, 2013

Series Small Cap Opportunities: Net Asset Value, offering price and redemption price per share ($1,602,663,655 ÷ 118,310,689 shares)	$ 13.55

Class F: Net Asset Value, offering price and redemption price per share ($1,351,925,908 ÷ 99,242,455 shares)	$ 13.62

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended July 31, 2013

Investment Income
Dividends		$ 30,747,889
Interest		1,408
Income from Fidelity Central Funds (including $2,199,640 from security lending)		2,347,824
Total income		33,097,121

Expenses
Management fee Basic fee	$ 18,500,478
Performance adjustment	1,203,306
Transfer agent fees	2,781,221
Accounting and security lending fees	791,478
Custodian fees and expenses	81,458
Independent trustees' compensation	16,098
Audit	64,386
Legal	7,921
Miscellaneous	22,846
Total expenses before reductions	23,469,192
Expense reductions	(493,442)	22,975,750
Net investment income (loss)		10,121,371
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	244,636,500
Other affiliated issuers	421,198
Foreign currency transactions	21,264
Futures contracts	5,051,824
Total net realized gain (loss)		250,130,786
Change in net unrealized appreciation (depreciation) on: Investment securities	462,961,964
Assets and liabilities in foreign currencies	(1,603)
Futures contracts	(449,533)
Total change in net unrealized appreciation (depreciation)		462,510,828
Net gain (loss)		712,641,614
Net increase (decrease) in net assets resulting from operations		$ 722,762,985

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended July 31, 2013	Year ended July 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 10,121,371	$ 2,155,575
Net realized gain (loss)	250,130,786	87,039,240
Change in net unrealized appreciation (depreciation)	462,510,828	(119,534,053)
Net increase (decrease) in net assets resulting from operations	722,762,985	(30,339,238)
Distributions to shareholders from net investment income	(11,718,166)	(1,018,413)
Distributions to shareholders from net realized gain	(119,046,114)	(19,349,019)
Total distributions	(130,764,280)	(20,367,432)
Share transactions - net increase (decrease)	109,169,036	409,737,421
Total increase (decrease) in net assets	701,167,741	359,030,751

Net Assets
Beginning of period	2,253,421,822	1,894,391,071
End of period (including undistributed net investment income of $0 and undistributed net investment income of $1,385,864, respectively)	$ 2,954,589,563	$ 2,253,421,822

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Series Small Cap Opportunities

Years ended July 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 10.93	$ 11.22	$ 8.76	$ 6.94	$ 7.97
Income from Investment Operations
Net investment income (loss) B	.04	- I	- E, I	(.01)	.03
Net realized and unrealized gain (loss)	3.20	(.17)	2.50	1.83	(1.02)
Total from investment operations	3.24	(.17)	2.50	1.82	(.99)
Distributions from net investment income	(.05)	- I	- F	-	(.04)
Distributions from net realized gain	(.57)	(.11)	(.04) F	-	-
Total distributions	(.62)	(.12) J	(.04)	-	(.04)
Redemption fees added to paid in capital H	-	-	-	-	-
Net asset value, end of period	$ 13.55	$ 10.93	$ 11.22	$ 8.76	$ 6.94
Total Return A	30.91%	(1.41)%	28.50%	26.22%	(12.34)%
Ratios to Average Net Assets C, G
Expenses before reductions	.98%	1.12%	1.10%	1.02%	.93%
Expenses net of fee waivers, if any	.98%	1.12%	1.10%	1.02%	.93%
Expenses net of all reductions	.96%	1.11%	1.09%	1.01%	.93%
Net investment income (loss)	.30%	.04%	(.04)% E	(.07)%	.49%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,602,664	$ 1,329,447	$ 1,415,570	$ 1,363,646	$ 1,284,079
Portfolio turnover rate D	77%	66%	73%	104%	167%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.27)%.

F The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H The redemption fee was eliminated during the year ended July 31, 2009.

I Amount represents less than $.01 per share.

J Total distributions of $.12 per share is comprised of distributions from net investment income of $.003 and distributions from net realized gain of $.113 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended July 31,	2013	2012	2011	2010	2009 H
Selected Per-Share Data
Net asset value, beginning of period	$ 10.99	$ 11.27	$ 8.79	$ 6.94	$ 6.24
Income from Investment Operations
Net investment income (loss) D	.06	.03	.02 G	.01	- K
Net realized and unrealized gain (loss)	3.21	(.18)	2.50	1.84	.70
Total from investment operations	3.27	(.15)	2.52	1.85	.70
Distributions from net investment income	(.07)	(.01)	- I	-	-
Distributions from net realized gain	(.57)	(.11)	(.04) I	-	-
Total distributions	(.64)	(.13) L	(.04)	-	-
Net asset value, end of period	$ 13.62	$ 10.99	$ 11.27	$ 8.79	$ 6.94
Total Return B, C	31.09%	(1.23)%	28.74%	26.66%	11.22%
Ratios to Average Net Assets E, J
Expenses before reductions	.79%	.91%	.89%	.78%	.68% A
Expenses net of fee waivers, if any	.79%	.91%	.89%	.78%	.68% A
Expenses net of all reductions	.77%	.91%	.88%	.77%	.68% A
Net investment income (loss)	.49%	.24%	.17% G	.17%	.11% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,351,926	$ 923,975	$ 478,821	$ 174,783	$ 197
Portfolio turnover rate F	77%	66%	73%	104%	167%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.06)%.

H For the period June 26, 2009 (commencement of sale of shares) to July 31, 2009.

I The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

L Total distributions of $.13 per share is comprised of distributions from net investment income of $.012 and distributions from net realized gain of $.113 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2013

1. Organization.

Fidelity Series Small Cap Opportunities Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. Shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as an investment manager and, for shares of Series Small Cap Opportunities, FMR investment professionals. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Series Small Cap Opportunities and Class F shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by FMR and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For U.S. government and government agency obligations, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality,

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Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

coupon, maturity and type as well as broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2013 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are

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3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of July 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

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Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, market discount, partnerships, and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 695,005,773
Gross unrealized depreciation	(49,028,493)
Net unrealized appreciation (depreciation) on securities and other investments	$ 645,977,280

Tax Cost	$ 2,470,318,862

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 47,440,099
Undistributed long-term capital gain	$ 169,923,212
Net unrealized appreciation (depreciation)	$ 645,969,044

The tax character of distributions paid was as follows:

	July 31, 2013	July 31, 2012
Ordinary Income	$ 11,718,166	$ 1,018,413
Long-term Capital Gains	119,046,114	19,349,019
Total	$ 130,764,280	$ 20,367,432

Repurchase Agreements. FMR has received an Exemptive Order from the SEC which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements may be collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by

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3. Significant Accounting Policies - continued

Repurchase Agreements - continued

the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

New Accounting Pronouncement. The Financial Accounting Standards Board issued in December 2011, Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, and in January 2013, Accounting Standards Update No. 2013-1 Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. These updates create new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management expects that the impact of the update's adoption will be limited to additional financial statement disclosures as applicable.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

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Notes to Financial Statements - continued

4. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of activity for the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $5,051,824 and a change in net unrealized appreciation (depreciation) of $(449,533) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,977,786,424 and $1,936,786,394, respectively.

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6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Series Small Cap Opportunities as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .75% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Series Small Cap Opportunities FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Average Net Assets
Series Small Cap Opportunities	$ 2,781,221.19
Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $71,548 for the period.

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Notes to Financial Statements - continued

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $6,010 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $3,723,300. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds, and includes $208,421 from securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom FMR places trades on behalf of the Fund include an amount in addition to trade execution, which is rebated back to the Fund to offset certain expenses. This amount totaled $493,364 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $78.

Annual Report

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2013	2012
From net investment income
Series Small Cap Opportunities	$ 5,439,782	$ 360,217
Class F	6,278,384	658,196
Total	$ 11,718,166	$ 1,018,413
From net realized gain
Series Small Cap Opportunities	$ 68,495,319	$ 14,087,548
Class F	50,550,795	5,261,471
Total	$ 119,046,114	$ 19,349,019

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2013	2012	2013	2012
Series Small Cap Opportunities
Shares sold	18,962,910	27,072,389	$ 213,903,891	$ 295,278,935
Reinvestment of distributions	6,656,221	1,501,907	73,935,101	14,447,765
Shares redeemed	(28,900,880)	(33,133,824)	(343,341,551)	(348,573,500)
Net increase (decrease)	(3,281,749)	(4,559,528)	$ (55,502,559)	$ (38,846,800)
Class F
Shares sold	21,246,567	45,760,157	$ 247,783,165	$ 492,916,658
Reinvestment of distributions	5,100,288	607,120	56,829,179	5,919,667
Shares redeemed	(11,157,740)	(4,808,984)	(139,940,749)	(50,252,104)
Net increase (decrease)	15,189,115	41,558,293	$ 164,671,595	$ 448,584,221

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by FMR or an FMR affiliate were the owners of record of all of the outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity Series Small Cap Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Series Small Cap Opportunities Fund (the Fund), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2013, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Series Small Cap Opportunities Fund as of July 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

September 16, 2013

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 166 Fidelity funds. Mr. Curvey oversees 387 Fidelity funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 230 Fidelity funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person of the trust and the fund (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 for Fidelity Series Small Cap Opportunities, or 1-800-835-5092 for Class F.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)

Year of Election or Appointment: 2011

Mr. O'Hanley serves as a Trustee and Chairman of the Board of Trustees of other Fidelity funds (2013-present), and is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

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Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present) and serves as a Trustee of other Fidelity funds (2013-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present) and serves as a Trustee of other Fidelity funds (2013-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2008-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as Vice President of other Fidelity funds (2009-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (1964)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (1968)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Assistant Secretary of other Fidelity funds (2009-present), Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (1958)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (1968)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon also serves as Chief Compliance Officer of other Fidelity funds (2012-present). Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present), Deputy Treasurer (2008-present), and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (1971)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Deputy Treasurer of other Fidelity funds (2012-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as Assistant Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2012-2013), an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer of Fidelity's Equity and High Income Funds. Ms. Smith also serves as Deputy Treasurer of other Fidelity funds (2013-present) and is an employee of Fidelity Investments (2009-present). Previously, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as President and Treasurer (2013-present) and Assistant Treasurer (2010-present) of other Fidelity funds, Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2013-present), and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Deputy Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2008-2013), Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Gary W. Ryan (1958)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Series Small Cap Opportunities Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Fidelity Series Small Cap Opportunities Fund	09/16/13	09/13/13	$1.004

Class F	09/16/13	09/13/13	$1.019

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2013, $198,146,455, or, if subsequently determined to be different, the net capital gain of such year.

Series Small Cap Opportunities and Class F designate 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Series Small Cap Opportunities and Class F designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Series Small Cap Opportunities Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is a part of the Fidelity family of funds.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for a sleeve of the fund in March 2011.

Annual Report

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved.  In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following:  general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box) and 75th percentile (bottom of box) of the peer universe.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Series Small Cap Opportunities Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 14% means that 86% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity Series Small Cap Opportunities Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2012.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that although the fund is offered only to other funds advised by FMR or an affiliate, it continues to incur investment management expenses. The Board further noted that the fund may continue to realize benefits from the group fee structure, even though assets may not be expected to grow significantly at the fund level. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its July 2013 meeting, the Board voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate" effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

FIL Investments (Japan) Limited

FIL Investment Advisors

FIL Investment Advisors (UK) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.

New York, NY

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

SMO-ANN-0913
1.839807.106

Fidelity®

Series Real Estate Income

Fund

Fidelity Series Real Estate Income Fund

Class F

Annual Report

July 31, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 for Fidelity® Series Real Estate Income Fund or 1-800-835-5092 for Class F of the fund to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2013	Past 1 year	Life of fund A
Fidelity® Series Real Estate Income Fund	10.50%	14.21%
Class F	10.60%	14.40%

A From October 20, 2011.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Series Real Estate Income Fund, a class of the fund, on October 20, 2011, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

15,000
14,500
14,000
13,500
13,000
12,500
12,000
11,500
11,000
10,500
$10,000
2011
2012
2013
Period Ending Values
$12,671 Fidelity Series Real Estate Income Fund
$14,425 S&P 500® Index

Annual Report

Management's Discussion of Fund Performance

Market Recap: The fundamentals for commercial and residential property remained good throughout the 12-month period ending July 31, 2013. On the commercial side, demand continued to increase faster than the supply of new buildings, which, in turn, helped lift rental and occupancy rates. Meanwhile, single-family home prices continued to rise, boosting the slow-growing U.S. economy. For most of the period, real estate investment trust (REIT) common stocks performed well, although that situation abruptly reversed in May, when the Federal Reserve signaled its desire to bring its "quantitative easing" economic stimulus approach to a close. This caused a steep rise in interest rates, which weighed on the REIT market. Still, REIT stocks were positive performers for the 12 months, as the FTSE® NAREIT® All REITs Index gained 7.82%. Meanwhile, real estate bonds, reflected by The BofA Merrill LynchSM US Real Estate Index - a market-capitalization-weighted measure of the performance of investment-grade public debt of corporate issuers in the domestic real estate sector - rose 2.21%. The MSCI® REIT Preferred Index, which reflects the performance of real estate preferred stocks, returned 1.32%, while the broad U.S. equity market, as measured by the S&P 500® Index, generated a robust return of 25.00%.

Comments from Mark Snyderman, Portfolio Manager of Fidelity® Series Real Estate Income Fund: For the year, the fund's Series Real Estate Income and Class F shares gained 10.50% and 10.60%, respectively, versus 2.45% for the Fidelity Series Real Estate Income Composite IndexSM - a 40/50/10 blend of the MSCI index, the BofA Merrill Lynch index and the FTSE® NAREIT® index, respectively. My strategy involves thorough credit research to capitalize on inefficiencies in real estate securities markets. During the period, the fund's real estate investment trust (REIT) common stocks returned 22% - far ahead of the FTSE NAREIT index. Here, net-lease companies Lexington Corporate Properties Trust and CapLease each added value, as did the convertible bonds of real estate finance company NorthStar Realty Finance, a real estate finance company, and the common stock of senior housing operator Brookdale Senior Living. In contrast, mortgage REIT CYS Investments lagged my expectations, while student housing REIT American Campus Communities also detracted. Meanwhile, the fund's preferred real estate stocks were up 6%, outpacing the MSCI index, thanks to my focus on higher-yielding preferreds. On the fixed-income side, commercial mortgage-backed securities, high-yield real estate bonds and investment-grade real estate bonds all handily beat the BofA Merrill Lynch index. The fund especially benefited from an investment in the bonds of commercial finance REIT iStar Financial. The fund's average cash weighting of 5%, however, limited the fund's upside.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2013 to July 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio B	Beginning Account Value February 1, 2013	Ending Account Value July 31, 2013	Expenses Paid During Period* February 1, 2013 to July 31, 2013
Series Real Estate Income	.79%
Actual		$ 1,000.00	$ 1,022.20	$ 3.96
HypotheticalA		$ 1,000.00	$ 1,020.88	$ 3.96
Class F	.61%
Actual		$ 1,000.00	$ 1,023.00	$ 3.06
HypotheticalA		$ 1,000.00	$ 1,021.77	$ 3.06

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Stocks as of July 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Ventas, Inc.	1.4	1.4
Acadia Realty Trust (SBI)	1.3	1.4
Equity Lifestyle Properties, Inc.	1.3	1.3
MFA Financial, Inc.	1.3	1.5
Excel Trust, Inc. Series B, 8.125%	1.1	1.2
	6.4
Top 5 Bonds as of July 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Banc of America Large Loan Trust floater Series 2010-HLTN Class HLTN, 2.491% 11/15/15	3.1	3.3
Hilton Worldwide, Inc. Tranche C, term loan 3.692% 11/12/15	1.7	1.9
Hilton Worldwide, Inc. Tranche D, term loan 3.942% 11/12/15	1.4	1.6
Wachovia Ltd./Wachovia LLC Series 2006-1A Class A1B, 0.6028% 9/25/26	1.3	1.3
Standard Pacific Corp. 8.375% 5/15/18	1.1	1.2
	8.6
Top Five REIT Sectors as of July 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
REITs - Mortgage	14.3	13.5
REITs - Management/Investment	6.6	6.2
REITs - Shopping Centers	5.8	6.5
REITs - Health Care Facilities	5.2	5.9
REITs - Industrial Buildings	3.5	3.9
Asset Allocation (% of fund's net assets)
As of July 31, 2013*		As of January 31, 2013**
	Common Stocks 18.3%		Common Stocks 16.6%
	Preferred Stocks 16.9%		Preferred Stocks 18.6%
	Bonds 45.2%		Bonds 49.5%
	Convertible Securities 4.2%		Convertible Securities 4.0%
	Other Investments 9.0%		Other Investments 7.7%
	Short-Term Investments and Net Other Assets (Liabilities) 6.4%		Short-Term Investments and Net Other Assets (Liabilities) 3.6%
* Foreign investments	5.0%	** Foreign investments	4.5%

Annual Report

Investments July 31, 2013

Showing Percentage of Net Assets

Common Stocks - 18.3%
	Shares	Value
CONSUMER DISCRETIONARY - 0.2%
Hotels, Restaurants & Leisure - 0.2%
Hyatt Hotels Corp. Class A (a)	25,600	$ 1,158,400
Household Durables - 0.0%
Standard Pacific Corp. (a)(e)	36,100	295,298
TOTAL CONSUMER DISCRETIONARY		1,453,698
FINANCIALS - 16.9%
Real Estate Investment Trusts - 16.6%
Acadia Realty Trust (SBI)	420,200	10,832,756
American Campus Communities, Inc.	37,300	1,432,693
American Residential Properties, Inc. (a)(f)	119,000	2,087,260
American Residential Properties, Inc. (a)	19,500	342,030
American Tower Corp.	30,300	2,144,937
Anworth Mortgage Asset Corp.	271,800	1,320,948
Apartment Investment & Management Co. Class A	116,300	3,416,894
Arbor Realty Trust, Inc.	66,700	502,918
Associated Estates Realty Corp. (e)	76,800	1,173,504
AvalonBay Communities, Inc.	17,000	2,300,780
BioMed Realty Trust, Inc.	40,400	834,664
Blackstone Mortgage Trust, Inc.	34,500	872,160
Boardwalk (REIT)	8,900	499,287
CapLease, Inc.	340,700	2,889,136
CBL & Associates Properties, Inc.	171,300	3,900,501
Chambers Street Properties (e)	28,700	232,183
Chartwell Retirement Residence (f)	14,700	139,830
Chesapeake Lodging Trust	106,000	2,428,460
CYS Investments, Inc.	179,100	1,486,530
DCT Industrial Trust, Inc.	213,500	1,603,385
DiamondRock Hospitality Co.	63,700	617,890
Douglas Emmett, Inc.	70,800	1,770,708
Dynex Capital, Inc.	218,300	2,097,863
EastGroup Properties, Inc.	22,300	1,379,478
Education Realty Trust, Inc.	102,100	962,803
Equity Lifestyle Properties, Inc.	278,600	10,723,314
Equity Residential (SBI)	40,500	2,268,000
Excel Trust, Inc.	206,300	2,677,774
Extra Space Storage, Inc.	9,600	403,680
First Potomac Realty Trust	120,300	1,632,471
Glimcher Realty Trust	130,600	1,467,944
Hatteras Financial Corp.	47,600	956,284
HCP, Inc.	19,000	833,530
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Investment Trusts - continued
Highwoods Properties, Inc. (SBI)	23,100	$ 838,068
Lexington Corporate Properties Trust	392,600	4,923,204
LTC Properties, Inc.	61,900	2,393,673
MFA Financial, Inc.	1,307,900	10,437,042
Mid-America Apartment Communities, Inc.	50,600	3,418,030
Monmouth Real Estate Investment Corp. Class A	34,000	332,520
National Retail Properties, Inc. (e)	27,900	976,221
New Residential Investment Corp.	77,300	512,499
Newcastle Investment Corp.	221,500	1,284,700
NorthStar Realty Finance Corp.	666,800	6,534,640
Piedmont Office Realty Trust, Inc. Class A	64,700	1,170,423
Prologis, Inc.	126,900	4,867,884
Retail Properties America, Inc.	96,900	1,365,321
Select Income (REIT)	42,500	1,146,650
Senior Housing Properties Trust (SBI)	93,300	2,346,495
Simon Property Group, Inc.	13,700	2,192,822
Stag Industrial, Inc.	131,700	2,730,141
Summit Hotel Properties, Inc.	74,500	753,940
Terreno Realty Corp.	115,061	2,110,219
Two Harbors Investment Corp.	147,500	1,479,425
Ventas, Inc.	167,000	10,978,580
Washington (REIT) (SBI)	43,000	1,155,840
Weyerhaeuser Co.	14,300	406,120
WP Carey, Inc. (e)	18,800	1,327,656
		133,914,708
Real Estate Management & Development - 0.2%
Kennedy-Wilson Holdings, Inc.	74,800	1,279,080
Thrifts & Mortgage Finance - 0.1%
Home Loan Servicing Solutions Ltd.	47,900	1,198,937
TOTAL FINANCIALS		136,392,725
HEALTH CARE - 1.2%
Health Care Providers & Services - 1.2%
Brookdale Senior Living, Inc. (a)	181,400	5,282,368
Emeritus Corp. (a)	186,600	4,327,254
		9,609,622
TOTAL COMMON STOCKS (Cost $119,411,876)		147,456,045
Preferred Stocks - 17.9%
	Shares	Value
Convertible Preferred Stocks - 1.0%
FINANCIALS - 1.0%
Real Estate Investment Trusts - 1.0%
CommonWealth REIT 6.50%	127,200	$ 2,902,704
Health Care REIT, Inc. Series I, 6.50%	16,200	972,000
Lexington Corporate Properties Trust Series C, 6.50%	58,800	2,851,800
Weyerhaeuser Co. Series A, 6.375% (a)	32,000	1,663,040
		8,389,544
Nonconvertible Preferred Stocks - 16.9%
CONSUMER DISCRETIONARY - 0.4%
Hotels, Restaurants & Leisure - 0.4%
Red Lion Hotels Capital Trust 9.50%	111,950	2,898,386
FINANCIALS - 16.5%
Capital Markets - 0.1%
Arlington Asset Investment Corp. 6.625%	31,528	741,223
Real Estate Investment Trusts - 15.7%
AG Mortgage Investment Trust, Inc. 8.00%	52,804	1,247,759
American Capital Agency Corp. 8.00%	120,000	3,042,000
Annaly Capital Management, Inc.:
Series A, 7.875%	150,300	3,792,069
Series C, 7.625%	9,839	244,106
Series D, 7.50%	55,213	1,336,155
Anworth Mortgage Asset Corp. Series A, 8.625%	178,800	4,505,760
Apollo Commercial Real Estate Finance, Inc. Series A, 8.625%	61,725	1,594,974
Apollo Residential Mortgage, Inc. Series A, 8.00%	49,077	1,177,848
Arbor Realty Trust, Inc.:
Series A, 8.25%	41,922	1,052,661
Series B, 7.75% (a)	20,000	491,800
Armour Residential REIT, Inc. Series B, 7.875%	25,701	601,403
Ashford Hospitality Trust, Inc. Series E, 9.00%	35,948	949,027
Campus Crest Communities, Inc. Series A, 8.00%	71,569	1,872,961
CapLease, Inc.:
Series A, 8.125%	11,772	295,713
Series B, 8.375%	190,234	4,793,897
Capstead Mortgage Corp. Series E, 7.50%	37,016	884,682
CBL & Associates Properties, Inc.:
7.375%	67,200	1,686,048
Series E, 6.625%	25,000	608,000
Cedar Shopping Centers, Inc. Series B, 7.25%	57,640	1,446,764
Chesapeake Lodging Trust Series A, 7.75%	64,034	1,625,823
Preferred Stocks - continued
	Shares	Value
Nonconvertible Preferred Stocks - continued
FINANCIALS - continued
Real Estate Investment Trusts - continued
Colony Financial, Inc. Series A, 8.50%	77,829	$ 2,022,776
CommonWealth REIT 7.50%	24,923	520,641
Coresite Realty Corp. Series A, 7.25%	30,000	752,100
Corporate Office Properties Trust Series L, 7.375%	80,000	2,099,200
Cousins Properties, Inc. Series B, 7.50%	34,900	879,131
CubeSmart Series A, 7.75%	40,000	1,056,000
CYS Investments, Inc.:
Series A, 7.75%	10,014	232,325
Series B, 7.50% (a)	58,433	1,327,013
DDR Corp.:
Series J, 6.50%	30,181	724,042
Series K, 6.25%	25,489	610,462
Digital Realty Trust, Inc.:
Series F, 6.625%	20,000	479,200
Series G, 5.875%	28,270	610,632
Duke Realty LP Series L, 6.60%	4,300	107,457
Dynex Capital, Inc.:
Series A, 8.50%	96,313	2,417,456
Series B, 7.625%	47,335	1,105,746
Equity Lifestyle Properties, Inc. Series C, 6.75%	182,313	4,594,288
Essex Property Trust, Inc. Series H, 7.125%	8,100	208,980
Excel Trust, Inc. Series B, 8.125%	360,000	9,244,800
First Potomac Realty Trust 7.75%	107,746	2,814,326
General Growth Properties, Inc. Series A, 6.375%	7,367	168,999
Gladstone Commercial Corp. Series C, 7.125%	67,762	1,751,648
Glimcher Realty Trust:
6.875%	3,183	78,079
Series G, 8.125%	40,977	1,037,947
Series H, 7.50%	13,575	345,891
Hatteras Financial Corp. Series A, 7.625%	36,972	886,219
Health Care REIT, Inc. Series J, 6.50%	20,000	506,000
Hersha Hospitality Trust Series B, 8.00%	18,928	487,396
Hospitality Properties Trust Series D, 7.125%	40,200	1,025,904
Hudson Pacific Properties, Inc. 8.375%	84,787	2,222,267
Inland Real Estate Corp. Series A, 8.125%	200,000	5,132,000
Invesco Mortgage Capital, Inc. Series A, 7.75%	30,151	720,307
Investors Real Estate Trust Series B, 7.95%	33,428	865,785
iStar Financial, Inc.:
Series E, 7.875%	17,271	414,849
Preferred Stocks - continued
	Shares	Value
Nonconvertible Preferred Stocks - continued
FINANCIALS - continued
Real Estate Investment Trusts - continued
iStar Financial, Inc.: - continued
Series F, 7.80%	32,256	$ 769,951
Kilroy Realty Corp. Series G, 6.875%	20,000	489,800
Kite Realty Group Trust 8.25%	4,100	106,846
LaSalle Hotel Properties:
Series G, 7.25%	26,100	652,239
Series H, 7.50%	7,192	181,670
Series I, 6.375%	16,639	386,025
LBA Realty Fund II Series B, 7.625%	118,900	2,318,550
MFA Financial, Inc.:
8.00%	108,747	2,758,911
Series B, 7.50% (a)	188,749	4,482,789
Monmouth Real Estate Investment Corp. Series B, 7.875%	30,000	778,200
National Retail Properties, Inc.:
5.70% (a)	14,624	324,799
Series D, 6.625%	17,563	439,251
New York Mortgage Trust, Inc. Series B, 7.75%	22,013	517,085
NorthStar Realty Finance Corp.:
Series B, 8.25%	16,301	406,710
Series C, 8.875%	50,295	1,280,008
Series D, 8.50%	31,413	794,121
Pebblebrook Hotel Trust:
Series A, 7.875%	49,000	1,249,500
Series B, 8.00%	37,400	966,790
Series C, 6.50%	26,082	612,666
Pennsylvania (REIT) 7.375%	19,408	486,364
Prologis, Inc. Series Q, 8.54%	15,800	965,696
Regency Centers Corp. Series 6, 6.625%	17,739	443,652
Retail Properties America, Inc. 7.00%	35,218	855,797
Saul Centers, Inc.:
8.00%	14,472	367,734
Series C, 6.875%	69,596	1,753,819
Stag Industrial, Inc. Series A, 9.00%	280,000	7,560,000
Strategic Hotel & Resorts, Inc. Series A, 8.50%	21,591	518,184
Summit Hotel Properties, Inc. Series A, 9.25%	173,700	4,648,212
Sun Communities, Inc. Series A, 7.125%	24,000	604,800
Sunstone Hotel Investors, Inc. Series D, 8.00%	20,200	518,534
Taubman Centers, Inc. Series K, 6.25%	19,561	463,596
Terreno Realty Corp. Series A, 7.75%	44,310	1,145,414
Preferred Stocks - continued
	Shares	Value
Nonconvertible Preferred Stocks - continued
FINANCIALS - continued
Real Estate Investment Trusts - continued
UMH Properties, Inc. Series A, 8.25%	96,000	$ 2,522,880
Urstadt Biddle Properties, Inc. Series F, 7.125%	30,000	766,200
Weingarten Realty Investors (SBI) Series F, 6.50%	26,708	673,576
Winthrop Realty Trust:
7.75%	60,000	1,533,000
Series D, 9.25%	35,000	945,700
		126,988,385
Real Estate Management & Development - 0.7%
Forest City Enterprises, Inc. 7.375%	180,500	4,512,500
Kennedy-Wilson, Inc. 7.75%	35,054	883,711
		5,396,211
TOTAL FINANCIALS		133,125,819
TOTAL NONCONVERTIBLE PREFERRED STOCKS		136,024,205
TOTAL PREFERRED STOCKS (Cost $141,361,300)		144,413,749
Corporate Bonds - 23.4%
	Principal Amount
Convertible Bonds - 3.2%
CONSUMER DISCRETIONARY - 0.2%
Hotels, Restaurants & Leisure - 0.2%
Morgans Hotel Group Co. 2.375% 10/15/14	$ 1,365,000	1,339,406
FINANCIALS - 3.0%
Diversified Financial Services - 0.4%
IAS Operating Partnership LP 5% 3/15/18 (f)	3,420,000	3,154,950
Real Estate Investment Trusts - 2.3%
Annaly Capital Management, Inc. 5% 5/15/15	6,690,000	6,769,444
Ares Commercial Real Estate Corp. 7% 12/15/15 (f)	2,300,000	2,241,063
CapLease, Inc. 7.5% 10/1/27 (f)	4,458,000	4,458,000
Northstar Realty Finance LP 5.375% 6/15/33 (f)	2,400,000	2,529,600
Corporate Bonds - continued
	Principal Amount	Value
Convertible Bonds - continued
FINANCIALS - continued
Real Estate Investment Trusts - continued
Redwood Trust, Inc. 4.625% 4/15/18	$ 1,000,000	$ 992,500
Starwood Property Trust, Inc. 4% 1/15/19	2,000,000	2,108,750
		19,099,357
Real Estate Management & Development - 0.3%
Forest City Enterprises, Inc. 3.625% 8/15/20 (f)	2,450,000	2,405,594
Grubb & Ellis Co. 7.95% 5/1/15 (d)(f)	1,540,000	3,080
		2,408,674
TOTAL FINANCIALS		24,662,981
TOTAL CONVERTIBLE BONDS		26,002,387
Nonconvertible Bonds - 20.2%
CONSUMER DISCRETIONARY - 6.1%
Hotels, Restaurants & Leisure - 0.7%
CityCenter Holdings LLC/CityCenter Finance Corp. 7.625% 1/15/16	440,000	466,400
FelCor Lodging LP 6.75% 6/1/19	1,375,000	1,450,625
Times Square Hotel Trust 8.528% 8/1/26 (f)	2,713,113	3,478,997
		5,396,022
Household Durables - 5.4%
Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp. 6.125% 7/1/22 (f)	530,000	541,925
Brookfield Residential Properties, Inc. 6.5% 12/15/20 (f)	395,000	413,763
D.R. Horton, Inc.:
5.75% 8/15/23	490,000	490,000
6.5% 4/15/16	811,000	888,045
KB Home:
5.875% 1/15/15	1,216,000	1,264,640
7.25% 6/15/18	2,110,000	2,305,175
8% 3/15/20	2,395,000	2,670,425
9.1% 9/15/17	3,230,000	3,698,350
Lennar Corp.:
4.125% 12/1/18 (f)	1,220,000	1,177,300
5.6% 5/31/15	1,216,000	1,288,595
6.95% 6/1/18	1,720,000	1,892,000
M/I Homes, Inc. 8.625% 11/15/18	6,764,000	7,372,760
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Household Durables - continued
Meritage Homes Corp.:
7% 4/1/22	$ 2,005,000	$ 2,185,450
7.15% 4/15/20	440,000	484,000
Ryland Group, Inc.:
6.625% 5/1/20	445,000	470,588
8.4% 5/15/17	1,446,000	1,677,360
Standard Pacific Corp.:
8.375% 5/15/18	8,047,000	9,314,403
10.75% 9/15/16	3,284,000	3,953,115
Toll Brothers Finance Corp. 5.875% 2/15/22	450,000	470,250
William Lyon Homes, Inc. 8.5% 11/15/20	900,000	985,500
		43,543,644
TOTAL CONSUMER DISCRETIONARY		48,939,666
FINANCIALS - 12.6%
Diversified Financial Services - 0.8%
Cantor Commercial Real Estate Co. LP/CCRE Finance Corp. 7.75% 2/15/18 (f)	1,025,000	1,050,625
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
6% 8/1/20 (f)	1,500,000	1,501,875
7.75% 1/15/16	2,172,000	2,256,165
8% 1/15/18	1,795,000	1,895,969
		6,704,634
Real Estate Investment Trusts - 8.4%
Camden Property Trust 5% 6/15/15	1,135,000	1,214,938
Commercial Net Lease Realty, Inc.:
6.15% 12/15/15	917,000	1,017,506
6.25% 6/15/14	949,000	990,649
CubeSmart LP 4.8% 7/15/22	1,000,000	1,046,170
Developers Diversified Realty Corp.:
7.5% 7/15/18	2,407,000	2,885,165
9.625% 3/15/16	2,254,000	2,695,879
Equity One, Inc.:
5.375% 10/15/15	405,000	439,544
6% 9/15/16	811,000	911,154
6.25% 1/15/17	811,000	905,598
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
FINANCIALS - continued
Real Estate Investment Trusts - continued
Health Care Property Investors, Inc.:
6% 6/15/14	$ 660,000	$ 688,140
6% 3/1/15	1,216,000	1,305,380
6.3% 9/15/16	3,850,000	4,391,549
7.072% 6/8/15	405,000	447,686
Health Care REIT, Inc. 4.125% 4/1/19	1,000,000	1,057,182
Healthcare Realty Trust, Inc.:
3.75% 4/15/23	801,000	758,279
6.5% 1/17/17	506,000	570,146
Highwoods/Forsyth LP:
3.625% 1/15/23	393,000	368,736
5.85% 3/15/17	2,593,000	2,858,876
Hospitality Properties Trust:
5% 8/15/22	823,000	832,562
5.625% 3/15/17	1,248,000	1,357,879
6.7% 1/15/18	811,000	912,772
7.875% 8/15/14	405,000	419,149
HRPT Properties Trust 6.25% 8/15/16	4,000,000	4,254,584
iStar Financial, Inc.:
3.875% 7/1/16	525,000	519,750
5.85% 3/15/17	825,000	849,750
5.875% 3/15/16	8,610,000	8,997,450
6.05% 4/15/15	2,887,000	3,002,480
7.125% 2/15/18	1,010,000	1,080,700
9% 6/1/17	2,430,000	2,745,900
Lexington Corporate Properties Trust 4.25% 6/15/23 (f)	2,500,000	2,424,953
MPT Operating Partnership LP/MPT Finance Corp. 6.375% 2/15/22	890,000	936,725
National Retail Properties, Inc. 6.875% 10/15/17	1,621,000	1,895,914
Nationwide Health Properties, Inc. 6% 5/20/15	1,540,000	1,677,437
Omega Healthcare Investors, Inc. 7.5% 2/15/20	811,000	888,045
Pan Pacific Retail Properties, Inc. 5.95% 6/1/14	1,378,000	1,435,419
Potlatch Corp. 7.5% 11/1/19	811,000	932,650
ProLogis LP 7.625% 7/1/17	1,268,000	1,452,778
Reckson Operating Partnership LP/SL Green Realty Corp./SL Green Operating Partnership LP 7.75% 3/15/20	811,000	960,567
Senior Housing Properties Trust:
6.75% 4/15/20	576,000	638,990
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
FINANCIALS - continued
Real Estate Investment Trusts - continued
Senior Housing Properties Trust: - continued
6.75% 12/15/21	$ 2,000,000	$ 2,220,672
UDR, Inc. 5.5% 4/1/14	1,000,000	1,028,653
United Dominion Realty Trust, Inc.:
5.25% 1/15/15	405,000	427,438
5.25% 1/15/16	811,000	877,753
		67,323,547
Real Estate Management & Development - 3.4%
AMB Property LP 5.9% 8/15/13	486,000	486,665
Brandywine Operating Partnership LP:
5.4% 11/1/14	1,216,000	1,278,395
6% 4/1/16	811,000	895,734
7.5% 5/15/15	405,000	447,740
CB Richard Ellis Services, Inc. 5% 3/15/23	1,225,000	1,176,000
Colonial Properties Trust 6.25% 6/15/14	1,293,000	1,351,466
Colonial Realty LP 6.05% 9/1/16	1,216,000	1,362,291
First Industrial LP 5.75% 1/15/16	811,000	863,260
Forest City Enterprises, Inc. 6.5% 2/1/17	6,171,000	6,184,576
Host Hotels & Resorts LP 6% 10/1/21	485,000	530,133
Kennedy-Wilson, Inc. 8.75% 4/1/19	3,000,000	3,255,000
Realogy Corp.:
7.875% 2/15/19 (f)	1,450,000	1,573,250
9% 1/15/20 (f)	560,000	641,200
Regency Centers LP:
5.25% 8/1/15	3,250,000	3,497,052
5.875% 6/15/17	486,000	542,550
Toys 'R' Us Property Co. I LLC 10.75% 7/15/17	2,035,000	2,152,033
Ventas Realty LP/Ventas Capital Corp.:
3.125% 11/30/15	552,000	578,656
4% 4/30/19	597,000	626,018
		27,442,019
TOTAL FINANCIALS		101,470,200
HEALTH CARE - 1.2%
Health Care Equipment & Supplies - 0.2%
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp. 7.75% 2/15/19	1,835,000	1,972,625
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
HEALTH CARE - continued
Health Care Providers & Services - 1.0%
Health Management Associates, Inc. 7.375% 1/15/20	$ 385,000	$ 436,013
Sabra Health Care LP/Sabra Capital Corp.:
5.375% 6/1/23	1,500,000	1,462,500
8.125% 11/1/18	5,523,000	5,937,225
		7,835,738
TOTAL HEALTH CARE		9,808,363
INDUSTRIALS - 0.1%
Industrial Conglomerates - 0.1%
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp. 7.375% 10/1/17 (f)	785,000	810,513
MATERIALS - 0.2%
Paper & Forest Products - 0.2%
Plum Creek Timberlands LP 5.875% 11/15/15	1,621,000	1,774,095
TOTAL NONCONVERTIBLE BONDS		162,802,837
TOTAL CORPORATE BONDS (Cost $175,890,079)		188,805,224
Asset-Backed Securities - 5.8%

Anthracite CDO III Ltd./Anthracite CDO III Corp. Series 2004-1A Class A, 0.551% 3/23/19 (f)(g)	857,328	842,325
Capital Trust RE CDO Ltd./Capital Trust RE CDO Corp. Series 2005-3A Class A2, 5.16% 6/25/35 (f)	540,906	538,202
CapitalSource Real Estate Loan Trust Series 2006-1A Class A2A, 0.5186% 1/20/37 (f)(g)	590,149	557,691
CBRE Realty Finance CDO LLC Series 2007-1A Class A1, 0.5209% 4/7/52 (f)(g)	1,204,032	1,143,831
Conseco Finance Securitizations Corp.:
Series 2002-1 Class M2, 9.546% 12/1/33	1,216,000	1,115,802
Series 2002-2 Class M2, 9.163% 3/1/33 (g)	2,026,000	1,780,495
Deutsche Financial Capital Securitization LLC Series 1997-I Class M, 7.275% 9/15/27	1,627,000	1,555,332
Lehman ABS Manufactured Housing Contract Trust Series 2001-B Class M2, 7.17% 4/15/40	3,648,880	1,785,699
Asset-Backed Securities - continued
	Principal Amount	Value
Mesa West Capital CDO Ltd.:
Series 2007-1A Class A2, 0.48% 2/25/47 (f)(g)	$ 3,820,000	$ 3,514,400
Series 2007-1A Class A1, 0.45% 2/25/47 (f)(g)	3,709,514	3,561,133
N-Star Real Estate CDO Ltd. Series 1A Class B1, 1.9478% 8/28/38 (f)(g)	3,574,000	3,475,715
Prima Capital Ltd. Series 2006-CR1A Class A2, 5.533% 12/28/48 (f)	2,125,271	2,167,776
Residential Asset Securities Corp. Series 2003-KS10 Class MI3, 6.41% 12/25/33	265,844	110,845
Wachovia Ltd./Wachovia LLC:
Series 2006-1A Class E, 1.0028% 9/25/26 (f)(g)	830,000	742,850
Series 2006-1 Class 1ML, 0.9993% 9/25/26 (f)(g)	2,432,000	1,507,840
Series 2006-1A:
Class A1A, 0.5328% 9/25/26 (f)(g)	1,076,257	1,062,803
Class A1B, 0.6028% 9/25/26 (f)(g)	11,266,000	10,364,720
Class B, 0.6328% 9/25/26 (f)(g)	1,780,000	1,686,550
Class C, 0.8028% 9/25/26 (f)(g)	3,250,000	3,022,500
Class F, 1.4228% 9/25/26 (f)(g)	2,408,000	2,107,000
Class G, 1.6228% 9/25/26 (f)(g)	1,343,000	1,171,768
Class H, 1.9228% 9/25/26 (f)(g)	3,486,000	3,024,105
TOTAL ASSET-BACKED SECURITIES (Cost $42,767,085)		46,839,382
Collateralized Mortgage Obligations - 0.7%

Private Sponsor - 0.7%
COMM pass-thru certificates Series 2007-FL14 Class AJ, 0.371% 6/15/22 (f)(g)	1,147,305	1,139,615
FREMF Mortgage Trust:
Series 2010-K6 Class B, 5.5328% 12/25/46 (f)(g)	811,000	850,256
Series 2010-K7 Class B, 5.6188% 4/25/20 (f)(g)	2,605,000	2,741,354
Merrill Lynch Mortgage Investors Trust Series 1998-C3 Class F, 6% 12/15/30 (f)	658,757	678,188
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $4,932,039)		5,409,413
Commercial Mortgage Securities - 18.5%

Banc of America Commercial Mortgage Trust Series 2005-1 Class CJ, 5.4031% 11/10/42 (g)	1,175,000	1,248,367
Banc of America Large Loan Trust floater Series 2010-HLTN Class HLTN, 2.491% 11/15/15 (f)(g)	25,301,294	25,423,592
Commercial Mortgage Securities - continued
	Principal Amount	Value
Banc of America Large Loan, Inc. floater Series 2005-MIB1 Class K, 2.191% 3/15/22 (f)(g)	$ 387,059	$ 263,144
Banc of America REMIC Trust Series 2012-CLMZ Class A, 7.691% 8/15/17 (f)(g)	1,010,000	1,050,400
Bear Stearns Commercial Mortgage Securities, Inc. Series 2006-PW11 Class AJ, 5.6112% 3/11/39 (g)	2,432,000	2,526,693
CGBAM Commercial Mortgage Trust Series 2013-D Class D, 3.041% 5/15/30 (f)(g)	2,250,000	2,250,000
Chase Commercial Mortgage Securities Corp. Series 1998-1 Class H, 6.34% 5/18/30 (f)	1,621,000	1,467,887
COMM Mortgage Trust Series 2013-CR9 Class D, 4.403% 7/10/45 (f)	1,040,000	819,325
COMM pass-thru certificates floater Series 2006-FL12 Class AJ, 0.321% 12/15/20 (f)(g)	523,538	516,060
Commercial Mortgage Trust pass-thru certificates:
Series 2005-C6 Class AJ, 5.209% 6/10/44 (g)	2,000,000	2,095,336
Series 2012-CR1:
Class C, 5.5468% 5/15/45 (g)	3,000,000	3,035,799
Class D, 5.5468% 5/15/45 (f)(g)	1,350,000	1,234,005
Series 2012-CR2 Class D, 5.02% 8/15/45 (f)(g)	500,000	472,854
Series 2012-LC4:
Class C, 5.8238% 12/10/44 (g)	780,000	806,207
Class D, 5.8238% 12/10/44 (f)(g)	2,830,000	2,657,231
Credit Suisse First Boston Mortgage Securities Corp. Series 1998-C2 Class F, 6.75% 11/15/30 (f)	811,000	843,406
DBUBS Mortgage Trust Series 2011-LC1A Class E, 5.7284% 11/10/46 (f)(g)	2,450,000	2,380,810
Deutsche Mortgage & Asset Receiving Corp. Series 1998-C1 Class J, 6.22% 6/15/31	882,169	881,577
DLJ Commercial Mortgage Corp. Series 1998-CG1 Class B4, 7.3882% 6/10/31 (f)(g)	175,288	175,250
Extended Stay America Trust Series 2013-ESHM Class M, 7.625% 12/5/19 (f)	2,460,000	2,512,706
Freddie Mac pass-thru certificates:
Series K011 Class X3, 2.6621% 12/25/43 (g)(h)	4,947,000	741,150
Series K012 Class X3, 2.3659% 1/25/41 (g)(h)	2,846,999	381,116
Series K013 Class X3, 2.8848% 1/25/43 (g)(h)	4,806,000	789,261
G-Force LLC sequential payer Series 2005-RRA Class A2, 4.83% 8/22/36 (f)	1,639,943	1,648,143
GCCFC Commercial Mortgage Trust Series 2005-GG3 Class B, 4.894% 8/10/42 (g)	885,000	908,754
GMAC Commercial Mortgage Securities, Inc.:
Series 1997-C2 Class G, 6.75% 4/15/29 (g)	762,884	848,374
Series 1999-C3 Class J, 6.974% 8/15/36 (f)	2,204,000	2,294,045
Commercial Mortgage Securities - continued
	Principal Amount	Value
GMAC Commercial Mortgage Securities, Inc.: - continued
Series 2000-C1 Class K, 7% 3/15/33	$ 140,319	$ 103,512
Series 2003-C3 Class H, 5.9408% 4/10/40 (f)(g)	830,000	834,609
GS Mortgage Securities Corp. II:
floater Series 2007-EOP Class L, 5.4585% 3/6/20 (f)(g)	2,270,000	2,267,887
Series 2012-GCJ7:
Class C, 5.9064% 5/10/45 (g)	3,500,000	3,662,925
Class D, 5.9064% 5/10/45 (f)(g)	2,500,000	2,353,675
GS Mortgage Securities Corp. Trust Series 2011-ALF Class E, 4.953% 2/10/21 (f)	6,300,000	6,317,640
GS Mortgage Securities Trust:
Series 2010-C2 Class D, 5.4004% 12/10/43 (f)(g)	2,000,000	1,904,592
Series 2012-GC6 Class C, 5.8263% 1/10/45 (f)(g)	2,400,000	2,521,830
JP Morgan Chase Commercial Mortgage Securities Trust floater Series 2013-JWRZ Class E, 3.931% 4/15/30 (f)(g)	600,000	597,419
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2003-C1 Class F, 6.1832% 1/12/37 (f)(g)	756,000	756,000
Series 2009-IWST Class D, 7.6935% 12/5/27 (f)(g)	2,779,000	3,136,057
Series 2010-CNTM Class MZ, 8.5% 8/5/20 (f)	2,620,000	2,781,628
Series 2010-CNTR Class D, 6.3899% 8/5/32 (f)(g)	1,216,000	1,327,269
Series 2012-CBX Class C, 5.3611% 6/16/45 (g)	1,240,000	1,244,928
LB Commercial Conduit Mortgage Trust Series 1998-C4 Class G, 5.6% 10/15/35 (f)	294,366	298,227
LB-UBS Commercial Mortgage Trust:
sequential payer:
Series 2005-C3 Class AJ, 4.843% 7/15/40	3,760,000	3,965,928
Series 2005-C7 Class AJ, 5.323% 11/15/40 (g)	1,240,000	1,316,261
Series 2005-C1 Class E, 4.924% 2/15/40	1,000,000	1,018,822
Series 2006-C4 Class AJ, 6.0813% 6/15/38 (g)	2,511,000	2,591,601
Lehman Brothers Floating Rate Commercial Mortgage Trust floater Series 2007-LLFA Class E, 1.091% 6/15/22 (f)(g)	1,770,000	1,760,821
LStar Commercial Mortgage Trust:
Series 2011-1 Class D, 5.5191% 6/25/43 (f)(g)	1,564,000	1,539,618
Series 2011-1 Class B, 5.5191% 6/25/43 (f)(g)	1,897,000	1,970,377
Mach One Trust LLC Series 2004-1A Class H, 6.3257% 5/28/40 (f)(g)	540,000	548,775
Mezz Capital Commercial Mortgage Trust sequential payer Series 2004-C2 Class A, 5.318% 10/15/40 (f)	2,392,606	2,093,531
Commercial Mortgage Securities - continued
	Principal Amount	Value
Morgan Stanley Capital I Trust:
sequential payer:
Series 2012-C4 Class E, 5.71% 3/15/45 (f)(g)	$ 1,250,000	$ 1,164,184
Series 2006-HQ10 Class AM, 5.36% 11/12/41	3,769,000	4,113,430
Series 1997-RR Class F, 7.4018% 4/30/39 (f)(g)	219,469	219,469
Series 1998-CF1 Class G, 7.35% 7/15/32 (f)	1,798,677	1,342,920
Series 2006-IQ12 Class AMFX, 5.37% 12/15/43	3,242,000	3,561,694
Series 2011-C1 Class C, 5.4199% 9/15/47 (f)(g)	2,000,000	2,130,405
Series 2011-C2:
Class D, 5.4934% 6/15/44 (f)(g)	1,532,000	1,477,692
Class E, 5.4934% 6/15/44 (f)(g)	1,946,000	1,831,050
Class F, 5.4934% 6/15/44 (f)(g)	1,467,000	1,186,737
Class XB, 0.5389% 6/15/44 (f)(g)(h)	51,641,000	1,746,240
Series 2011-C3 Class C, 5.3573% 7/15/49 (f)(g)	2,000,000	2,045,002
Series 2012-C4 Class D, 5.71% 3/15/45 (f)(g)	1,640,000	1,648,753
Providence Place Group Ltd. Partnership Series 2000-C1 Class A2, 7.75% 7/20/28 (f)	1,079,331	1,381,435
RBSCF Trust Series 2010-MB1 Class D, 4.8386% 4/15/24 (f)(g)	2,687,000	2,702,996
TimberStar Trust I Series 2006-1 Class F, 7.5296% 10/15/36 (f)	2,026,000	2,071,964
UBS Commercial Mortgage Trust Series 2007-FL1 Class F, 0.766% 7/15/24 (f)(g)	1,459,000	1,329,149
UBS-BAMLL Trust Series 12-WRM Class D, 4.3793% 6/10/30 (f)(g)	1,460,000	1,255,064
Wachovia Bank Commercial Mortgage Trust:
Series 2004-C10 Class E, 4.931% 2/15/41	1,621,000	1,636,711
Series 2004-C12 Class D, 5.4782% 7/15/41 (g)	1,824,000	1,868,345
Series 2004-C14 Class B, 5.17% 8/15/41	2,708,000	2,792,105
WF-RBS Commercial Mortgage Trust:
Series 2011-C3:
Class C, 5.335% 3/15/44 (f)	2,100,000	2,181,740
Class D, 5.7215% 3/15/44 (f)(g)	1,000,000	961,854
Series 2011-C5 Class C, 5.8242% 11/15/44 (f)(g)	1,250,000	1,323,506
Series 2012-C7 Class D, 5.0045% 6/15/45 (f)(g)	620,000	591,327
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $137,479,586)		149,749,196
Floating Rate Loans - 9.0%
	Principal Amount	Value
CONSUMER DISCRETIONARY - 4.2%
Hotels, Restaurants & Leisure - 3.9%
Cooper Hotel Group REL 12% 11/6/17	$ 2,336,274	$ 2,453,088
Extended Stay America, Inc. REL 9.625% 12/1/19	2,000,000	2,040,000
Four Seasons Holdings, Inc. Tranche 2LN, term loan 6.25% 12/27/20 (g)	100,000	102,000
Hilton Worldwide, Inc.:
Tranche C, term loan 3.692% 11/12/15 (g)	13,628,655	13,475,333
Tranche D, term loan 3.942% 11/12/15 (g)	11,357,213	11,229,444
La Quinta:
Tranche A, term loan 11.375% 7/6/14 (g)	1,242,125	1,265,477
Tranche B, term loan 11.375% 7/6/14 (g)	931,604	949,118
		31,514,460
Multiline Retail - 0.1%
JC Penney Corp., Inc. Tranche B, term loan 6% 5/21/18 (g)	1,070,000	1,063,313
Specialty Retail - 0.2%
The Pep Boys - Manny, Moe & Jack Tranche B, term loan 5% 10/11/18 (g)	1,353,200	1,361,658
TOTAL CONSUMER DISCRETIONARY		33,939,431
FINANCIALS - 3.2%
Diversified Financial Services - 1.3%
Blackstone REL 10% 10/1/17	7,495,041	7,879,536
BRE Select Hotels Corp. REL 5.942% 5/9/18 (g)	2,260,845	2,260,845
Pilot Travel Centers LLC Tranche B 2LN, term loan 4.25% 8/7/19 (g)	662,382	662,382
		10,802,763
Real Estate Investment Trusts - 1.0%
iStar Financial, Inc. Tranche B, term loan 4.5% 10/15/17 (g)	7,589,157	7,608,130
Real Estate Management & Development - 0.9%
CB Richard Ellis Services, Inc. Tranche B, term loan 2.9451% 3/28/21 (g)	887,775	889,994
EOP Operating LP term loan 6.27% 2/1/14 (g)	1,700,000	1,680,960
Equity Inns Reality LLC Tranche A, term loan 10.5% 11/4/13 (g)	2,195,829	2,007,720
Realogy Corp.:
Credit-Linked Deposit 3.1963% 10/10/13 (g)	195,806	195,806
Floating Rate Loans - continued
	Principal Amount	Value
FINANCIALS - continued
Real Estate Management & Development - continued
Realogy Corp.: - continued
Credit-Linked Deposit 4.4463% 10/10/16 (g)	$ 165,490	$ 165,490
Realogy Group LLC Tranche B, term loan 4.5% 3/5/20 (g)	2,573,550	2,599,286
		7,539,256
Thrifts & Mortgage Finance - 0.0%
Ocwen Loan Servicing, LLC Tranche B, term loan 5% 1/23/18 (g)	214,463	218,216
TOTAL FINANCIALS		26,168,365
HEALTH CARE - 0.5%
Health Care Providers & Services - 0.5%
Community Health Systems, Inc. term loan 3.7728% 1/25/17 (g)	393,006	395,953
Health Management Associates, Inc. Tranche B, term loan 3.5% 11/18/18 (g)	484,930	486,143
Skilled Healthcare Group, Inc. term loan 6.7123% 4/9/16 (g)	3,153,281	3,161,164
		4,043,260
INDUSTRIALS - 0.4%
Construction & Engineering - 0.4%
Drumm Investors LLC Tranche B, term loan 5% 5/4/18 (g)	3,588,173	3,471,557
TELECOMMUNICATION SERVICES - 0.4%
Wireless Telecommunication Services - 0.4%
Crown Castle Operating Co.:
Tranche A, term loan 2.69% 1/31/17 (g)	832,792	832,792
Tranche B, term loan 3.25% 1/31/19 (g)	1,976,049	1,976,049
		2,808,841
UTILITIES - 0.3%
Electric Utilities - 0.3%
La Frontera Generation, LLC Tranche B, term loan 4.5% 9/30/20 (g)	2,000,000	2,012,600
TOTAL FLOATING RATE LOANS (Cost $71,071,114)		72,444,054
Money Market Funds - 6.8%
	Shares	Value
Fidelity Cash Central Fund, 0.11% (b)	52,833,006	$ 52,833,006
Fidelity Securities Lending Cash Central Fund, 0.12% (b)(c)	2,091,950	2,091,950
TOTAL MONEY MARKET FUNDS (Cost $54,924,956)		54,924,956
TOTAL INVESTMENT PORTFOLIO - 100.4% (Cost $747,838,035)		810,042,019
NET OTHER ASSETS (LIABILITIES) - (0.4)%		(3,359,568)
NET ASSETS - 100%		$ 806,682,451
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Non-income producing - Security is in default.
(e) Security or a portion of the security is on loan at period end.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $184,144,700 or 22.8% of net assets.

(g) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(h) Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool as of the end of the period.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 50,742
Fidelity Securities Lending Cash Central Fund	7,803
Total	$ 58,545
Other Information

The following is a summary of the inputs used, as of July 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 4,352,084	$ 4,352,084	$ -	$ -
Financials	277,908,088	272,954,498	4,953,590	-
Health Care	9,609,622	9,609,622	-	-
Corporate Bonds	188,805,224	-	188,802,144	3,080
Asset-Backed Securities	46,839,382	-	41,195,891	5,643,491
Collateralized Mortgage Obligations	5,409,413	-	5,409,413	-
Commercial Mortgage Securities	149,749,196	-	145,544,501	4,204,695
Floating Rate Loans	72,444,054	-	53,915,030	18,529,024
Money Market Funds	54,924,956	54,924,956	-	-
Total Investments in Securities:	$ 810,042,019	$ 341,841,160	$ 439,820,569	$ 28,380,290
Valuation Inputs at Reporting Date:
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Asset-Backed Securities
Beginning Balance	$ 15,625,880
Net Realized Gain (Loss) on Investment Securities	1,173,556
Net Unrealized Gain (Loss) on Investment Securities	(617,099)
Cost of Purchases	-
Proceeds of Sales	(5,220,729)
Amortization/Accretion	22,947
Transfers into Level 3	2,518,600
Transfers out of Level 3	(7,859,664)
Ending Balance	$ 5,643,491
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2013	$ 350,953
Investments in Securities:
Commercial Mortgage Securities
Beginning Balance	$ 19,153,838
Net Realized Gain (Loss) on Investment Securities	1,039,061
Net Unrealized Gain (Loss) on Investment Securities	(453,638)
Cost of Purchases	549,281
Proceeds of Sales	(6,914,070)
Amortization/Accretion	424,557
Transfers into Level 3	-
Transfers out of Level 3	(9,594,334)
Ending Balance	$ 4,204,695
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2013	$ 114,857
Floating Rate Loans
Beginning Balance	$ -
Net Realized Gain (Loss) on Investment Securities	(184)
Net Unrealized Gain (Loss) on Investment Securities	280,594
Cost of Purchases	18,234,089
Proceeds of Sales	(8,123)
Amortization/Accretion	22,648
Transfers into Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 18,529,024
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2013	$ 280,594
Other investments in Securities
Beginning Balance	$ 3,470,000
Net Realized Gain (Loss) on Investment Securities	-
Net Unrealized Gain (Loss) on Investment Securities	(4,620)
Cost of Purchases	-
Proceeds of Sales	(1,090,000)
Amortization/Accretion	-
Transfers into Level 3	7,700
Transfers out of Level 3	(2,380,000)
Ending Balance	$ 3,080
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2013	$ (4,620)

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Other Information
The composition of credit quality ratings as a percentage of net assets is as follows (Unaudited):
U.S. Government and U.S. Government Agency Obligations	0.2%
AAA,AA,A	7.7%
BBB	13.8%
BB	6.3%
B	14.1%
CCC,CC,C	1.7%
Not Rated	13.6%
Equities	36.2%
Short-Term Investments and Net Other Assets	6.4%
100.0%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2013

Assets
Investment in securities, at value (including securities loaned of $2,013,029) - See accompanying schedule: Unaffiliated issuers (cost $692,913,079)	$ 755,117,063
Fidelity Central Funds (cost $54,924,956)	54,924,956
Total Investments (cost $747,838,035)		$ 810,042,019
Cash		14,088
Receivable for investments sold		289,680
Receivable for fund shares sold		802,729
Dividends receivable		394,083
Interest receivable		4,484,645
Distributions receivable from Fidelity Central Funds		6,456
Other receivables		1,448
Total assets		816,035,148

Liabilities
Payable for investments purchased	$ 6,029,703
Payable for fund shares redeemed	694,642
Accrued management fee	370,857
Other affiliated payables	90,682
Other payables and accrued expenses	74,863
Collateral on securities loaned, at value	2,091,950
Total liabilities		9,352,697

Net Assets		$ 806,682,451
Net Assets consist of:
Paid in capital		$ 723,449,065
Undistributed net investment income		9,002,217
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		12,027,185
Net unrealized appreciation (depreciation) on investments		62,203,984
Net Assets		$ 806,682,451

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

July 31, 2013

Series Real Estate Income: Net Asset Value, offering price and redemption price per share ($415,192,051 ÷ 36,403,474 shares)	$ 11.41

Class F: Net Asset Value, offering price and redemption price per share ($391,490,400 ÷ 34,315,475 shares)	$ 11.41

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended July 31, 2013

Investment Income
Dividends		$ 15,147,777
Interest		36,199,593
Income from Fidelity Central Funds		58,545
Total income		51,405,915

Expenses
Management fee	$ 4,300,092
Transfer agent fees	752,890
Accounting and security lending fees	343,492
Custodian fees and expenses	14,337
Independent trustees' compensation	4,818
Audit	86,358
Legal	2,307
Miscellaneous	7,130
Total expenses before reductions	5,511,424
Expense reductions	(9,591)	5,501,833
Net investment income (loss)		45,904,082
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	16,875,858
Foreign currency transactions	155
Total net realized gain (loss)		16,876,013
Change in net unrealized appreciation (depreciation) on: Investment securities	12,483,058
Assets and liabilities in foreign currencies	(4)
Total change in net unrealized appreciation (depreciation)		12,483,054
Net gain (loss)		29,359,067
Net increase (decrease) in net assets resulting from operations		$ 75,263,149

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended July 31, 2013	For the period October 20, 2011 (commencement of operations) to July 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 45,904,082	$ 26,921,648
Net realized gain (loss)	16,876,013	5,969,627
Change in net unrealized appreciation (depreciation)	12,483,054	49,720,930
Net increase (decrease) in net assets resulting from operations	75,263,149	82,612,205
Distributions to shareholders from net investment income	(44,907,661)	(18,782,490)
Distributions to shareholders from net realized gain	(10,435,441)	(516,375)
Total distributions	(55,343,102)	(19,298,865)
Share transactions - net increase (decrease)	83,757,064	639,692,000
Total increase (decrease) in net assets	103,677,111	703,005,340

Net Assets
Beginning of period	703,005,340	-
End of period (including undistributed net investment income of $9,002,217 and undistributed net investment income of $8,139,158, respectively)	$ 806,682,451	$ 703,005,340

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Series Real Estate Income

	Year ended July 31,	Period ended July 31,
	2013	2012 G
Selected Per-Share Data
Net asset value, beginning of period	$ 11.10	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.67	.47
Net realized and unrealized gain (loss)	.46	.97
Total from investment operations	1.13	1.44
Distributions from net investment income	(.66)	(.33)
Distributions from net realized gain	(.16)	(.01)
Total distributions	(.82)	(.34)
Net asset value, end of period	$ 11.41	$ 11.10
Total Return B,C	10.50%	14.67%
Ratios to Average Net Assets E,H
Expenses before reductions	.79%	.80% A
Expenses net of fee waivers, if any	.79%	.80% A
Expenses net of all reductions	.79%	.80% A
Net investment income (loss)	5.85%	5.70% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 415,192	$ 416,151
Portfolio turnover rate F	25%	29% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period October 20, 2011 (commencement of operations) to July 31, 2012.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

	Year ended July 31,	Period ended July 31,
	2013	2012 G
Selected Per-Share Data
Net asset value, beginning of period	$ 11.11	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.69	.48
Net realized and unrealized gain (loss)	.45	.98
Total from investment operations	1.14	1.46
Distributions from net investment income	(.68)	(.34)
Distributions from net realized gain	(.16)	(.01)
Total distributions	(.84)	(.35)
Net asset value, end of period	$ 11.41	$ 11.11
Total Return B,C	10.60%	14.89%
Ratios to Average Net Assets E,H
Expenses before reductions	.61%	.62% A
Expenses net of fee waivers, if any	.61%	.62% A
Expenses net of all reductions	.61%	.62% A
Net investment income (loss)	6.02%	5.88% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 391,490	$ 286,854
Portfolio turnover rate F	25%	29% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period October 20, 2011 (commencement of operations) to July 31, 2012.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2013

1. Organization.

Fidelity Series Real Estate Income Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. Shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as an investment manager. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Series Real Estate Equity and Class F shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by FMR and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For corporate bonds and floating rate loans, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices. For asset backed securities, collateralized

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

mortgage obligations and commercial mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices. Independent prices obtained from a single source or broker are evaluated by management and may be categorized as Level 3 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2013, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. The Fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees. These fees are recorded as Interest in the accompanying financial statements.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of July 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), equity-debt classifications and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 67,771,604
Gross unrealized depreciation	(6,116,706)
Net unrealized appreciation (depreciation) on securities and other investments	$ 61,654,898

Tax Cost	$ 748,387,121

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 13,485,972
Undistributed long-term capital gain	$ 8,166,743
Net unrealized appreciation (depreciation)	$ 61,654,898

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	July 31, 2013	July 31, 2012
Ordinary Income	$ 54,427,784	$ 19,298,865
Long-term Capital Gains	915,318	-
Total	$ 55,343,102	$ 19,298,865

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation, or may be made directly to a borrower. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these loans. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $222,189,977 and $183,906,051, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Series Real Estate Income, except for Class F. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Average Net Assets
Series Real Estate Income	$ 752,890.17

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $2,780 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,804 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund

Annual Report

7. Security Lending - continued

receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $7,803. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom FMR places trades on behalf of the Fund include an amount in addition to trade execution, which is rebated back to the Fund to offset certain expenses. This amount totaled $7,902 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1,689.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended July 31, 2013	Period ended July 31, 2012 A
From net investment income
Series Real Estate Income	$ 24,942,481	$ 12,027,607
Class F	19,965,180	6,754,883
Total	$ 44,907,661	$ 18,782,490
From net realized gain
Series Real Estate Income	$ 6,141,225	$ 360,160
Class F	4,294,216	156,215
Total	$ 10,435,441	$ 516,375

A For the period October 20, 2011 (commencement of operations) to July 31, 2012.

Annual Report

Notes to Financial Statements - continued

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Year ended July 31, 2013	Period ended July 31, 2012 A	Year ended July 31, 2013	Period ended July 31, 2012 A
Series Real Estate Income
Shares sold	7,016,602	37,244,380 B	$ 79,894,286	$ 373,024,203 B
Reinvestment of distributions	2,775,858	1,190,173	31,083,706	12,387,767
Shares redeemed	(10,869,294)	(954,245)	(123,967,802)	(9,701,976)
Net increase (decrease)	(1,076,834)	37,480,308	$ (12,989,810)	$ 375,709,994
Class F
Shares sold	9,486,077	25,373,246 B	$ 108,393,021	$ 259,200,242 B
Reinvestment of distributions	2,161,262	661,737	24,259,396	6,911,098
Shares redeemed	(3,157,748)	(209,099)	(35,905,543)	(2,129,334)
Net increase (decrease)	8,489,591	25,825,884	$ 96,746,874	$ 263,982,006

A For the period October 20, 2011 (commencement of operations) to July 31, 2012.

B Amount includes in-kind exchanges

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by FMR or an FMR affiliate were the owners of record of all of the outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity Series Real Estate Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Series Real Estate Income Fund (the Fund), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2013, and the related statement of operations for the year then ended, and the statement of changes in net assets, and the financial highlights for the year then ended and for the period from October 20, 2011 (commencement of operations) to July 31, 2012. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2013, by correspondence with the custodians, agent banks, and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Series Real Estate Income Fund as of July 31, 2013, the results of its operations for the year then ended, and the changes in its net assets, and the financial highlights for the year then ended and for the period from October 20, 2011 (commencement of operations) to July 31, 2012, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

September 20, 2013

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 166 Fidelity funds. Mr. Curvey oversees 387 Fidelity funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 230 Fidelity funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person of the trust and the fund (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

Trustees and Officers - continued

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statements of Additional Information (SAIs) include more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 for Fidelity Series Real Estate Income Fund or 1-800-835-5092 for Class F.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)

Year of Election or Appointment: 2011

Mr. O'Hanley serves as a Trustee and Chairman of the Board of Trustees of other Fidelity funds (2013-present), and is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present) and serves as a Trustee of other Fidelity funds (2013-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present) and serves as a Trustee of other Fidelity funds (2013-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2008-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as Vice President of other Fidelity funds (2009-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Christopher S. Bartel (1971)

Year of Election or Appointment: 2009

Vice President of Fidelity's Sector and Real Estate Equity Funds. Mr. Bartel also serves as a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Inc. (2012-present), a Director of Fidelity Management & Research (Hong Kong) (2012-present), and Senior Vice President of Global Equity Research (2010-present). Previously, Mr. Bartel served as Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-2009), and an analyst and portfolio manager (2000-2006).

Scott C. Goebel (1968)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Assistant Secretary of other Fidelity funds (2009-present), Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (1958)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (1968)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon also serves as Chief Compliance Officer of other Fidelity funds (2012-present). Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present), Deputy Treasurer (2008-present), and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (1971)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Deputy Treasurer of other Fidelity funds (2012-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as Assistant Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2012-2013), an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer of Fidelity's Equity and High Income Funds. Ms. Smith also serves as Deputy Treasurer of other Fidelity funds (2013-present) and is an employee of Fidelity Investments (2009-present). Previously, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as President and Treasurer (2013-present) and Assistant Treasurer (2010-present) of other Fidelity funds, Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2013-present), and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Deputy Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2008-2013), Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Gary W. Ryan (1958)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Series Real Estate Income Fund voted to pay shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Real Estate Income	09/09/13	09/06/13	$0.164	$0.177
Class F	09/09/13	09/06/13	$0.169	$0.177

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2013, $8,298,073, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.03% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Series Real Estate Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is a part of the Fidelity family of funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved.  In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following:  general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-year period, as shown below. Returns are shown compared to the 25th percentile (top of box) and 75th percentile (bottom of box) of the peer universe.

Annual Report

Fidelity Series Real Estate Income Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 7% means that 93% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Series Real Estate Income Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

The Board noted that the total expense ratio of each class ranked below its competitive median for 2012.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that although the fund is offered only to other funds advised by FMR or an affiliate, it continues to incur investment management expenses. The Board further noted that the fund may continue to realize benefits from the group fee structure, even though assets may not be expected to grow significantly at the fund level. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its July 2013 meeting, the Board voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate" effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company

Chicago, IL

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

SRE-ANN-0913
1.924310.101

Item 2. Code of Ethics

As of the end of the period, July 31, 2013, Fidelity Securities Fund (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") in each of the last two fiscal years for services rendered to Fidelity Blue Chip Growth Fund, Fidelity OTC Portfolio, Fidelity Real Estate Income Fund, Fidelity Series Real Estate Equity Fund, Fidelity Series Real Estate Income Fund, and Fidelity Series Small Cap Opportunities Fund (the "Funds"):

Services Billed by Deloitte Entities

July 31, 2013 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Blue Chip Growth Fund	$53,000	$-	$4,800	$3,300
Fidelity OTC Portfolio	$45,000	$-	$5,800	$1,700
Fidelity Real Estate Income Fund	$156,000	$-	$7,500	$1,000
Fidelity Series Real Estate Equity Fund	$38,000	$-	$5,800	$600
Fidelity Series Real Estate Income Fund	$74,000	$-	$5,800	$600
Fidelity Series Small Cap Opportunities Fund	$47,000	$-	$4,800	$900

July 31, 2012 FeesA, B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Blue Chip Growth Fund	$52,000	$-	$4,900	$2,300
Fidelity OTC Portfolio	$43,000	$-	$5,700	$1,400
Fidelity Real Estate Income Fund	$142,000	$-	$7,400	$600
Fidelity Series Real Estate Equity Fund	$32,000	$-	$5,700	$300
Fidelity Series Real Estate Income Fund	$60,000	$-	$5,700	$300
Fidelity Series Small Cap Opportunities Fund	$46,000	$-	$4,800	$600

A Amounts may reflect rounding.

B Fidelity Series Real Estate Equity Fund and Fidelity Series Real Estate Income Fund commenced operations on October 20, 2011.

The following table presents fees billed by PricewaterhouseCoopers LLP ("PwC") in each of the last two fiscal years for services rendered to Fidelity Blue Chip Value Fund, Fidelity Dividend Growth Fund, Fidelity Growth & Income Portfolio, Fidelity Leveraged Company Stock Fund, Fidelity Small Cap Growth Fund, and Fidelity Small Cap Value Fund (the "Funds"):

Services Billed by PwC

July 31, 2013 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Blue Chip Value Fund	$50,000	$-	$3,500	$1,600
Fidelity Dividend Growth Fund	$65,000	$-	$3,500	$4,400
Fidelity Growth & Income Portfolio	$71,000	$-	$7,200	$3,800
Fidelity Leveraged Company Stock Fund	$54,000	$-	$4,600	$3,100
Fidelity Small Cap Growth Fund	$51,000	$-	$3,300	$2,200
Fidelity Small Cap Value Fund	$54,000	$-	$3,300	$2,800

July 31, 2012 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Blue Chip Value Fund	$49,000	$-	$3,300	$1,700
Fidelity Dividend Growth Fund	$67,000	$-	$3,300	$5,100
Fidelity Growth & Income Portfolio	$70,000	$-	$4,300	$3,700

Fidelity Leveraged Company Stock Fund	$53,000	$-	$4,300	$3,100
Fidelity Small Cap Growth Fund	$50,000	$-	$3,300	$2,300
Fidelity Small Cap Value Fund	$52,000	$-	$3,300	$2,500

A Amounts may reflect rounding.

The following table presents fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds ("Fund Service Providers"):

Services Billed by Deloitte Entities

	July 31, 2013A	July 31, 2012A, B
Audit-Related Fees	$915,000	$615,000
Tax Fees	$-	$-
All Other Fees	$765,000	$1,115,000

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity Series Real Estate Equity Fund and Fidelity Series Real Estate Income Fund's commencement of operations.

Services Billed by PwC

	July 31, 2013A	July 31, 2012A
Audit-Related Fees	$4,295,000	$4,450,000
Tax Fees	$-	$-
All Other Fees	$-	$-

A Amounts may reflect rounding.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC and Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	July 31, 2013 A, B	July 31, 2012 A, B,C
PwC	$5,105,000	$5,690,000
Deloitte Entities	$1,820,000	$1,860,000

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity Series Real Estate Equity Fund and Fidelity Series Real Estate Income Fund's commencement of operations.

C Reflects current period presentation.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audits of the Funds, taking into account representations from PwC and Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding their independence from the Funds and their related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds' last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Securities Fund

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	September 26, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	September 26, 2013
By:	/s/Christine Reynolds
Christine Reynolds
Chief Financial Officer

Date:	September 26, 2013